As Filed with the Securities and Exchange Commission on April 7, 2008

Securities Act File No. 333-____________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No. __ [ ]

Post-Effective Amendment No. __ [ ]

DWS VALUE SERIES, INC.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, New York 10154-0004

(Address of Principal Executive Offices) (Zip Code)

312-781-1121

(Registrant’s Area Code and Telephone Number)

John Millette, Secretary

Two International Place

Boston, Massachusetts 02110

(Name and Address of Agent for Service)

With copies to:

David A. Sturms, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	John W. Gerstmayr, Esq. Thomas R. Hiller, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (par value $0.01 per share) of the Registrant.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Questions & Answers

DWS Small Cap Value Fund

Q&A

Q What is happening?

A Deutsche Asset Management (or “DeAM”, as defined on page [__] in the enclosed Prospectus/Proxy Statement) is proposing to merge DWS Small Cap Value Fund into DWS Dreman Mid Cap Value Fund.

Q What issue am I being asked to vote on?

A You are being asked to vote on the proposal to merge DWS Small Cap Value Fund into DWS Dreman Mid Cap Value Fund.

After carefully reviewing the proposal, your fund’s Board has determined that this action is in the best interests of the fund. The Board unanimously recommends that you vote for this proposal.

Q Why has this proposal been made for my fund?

A DeAM advised the Board of DWS Small Cap Value Fund that it had proposed the merger to address several related issues. First, DeAM noted that DWS Small Cap Value Fund was shrinking in size due to redemption activity, and faced limited prospects for future asset growth. Second, DeAM observed that due to this shrinking asset base, the fund’s gross expense ratio had increased and would continue to increase in the event of further loss of assets. Third, DeAM advised the Trustees that DeAM had carefully considered various alternatives to improve the fund’s performance, and had concluded that the best available alternative for fund shareholders would be to merge the fund into the DWS Dreman Mid Cap Value Fund, a fund that DeAM observed has provided superior risk-adjusted returns for its shareholders. Accordingly, DeAM proposed the merger of DWS Small Cap Value Fund into DWS Dreman Mid Cap Value Fund, which DeAM believes is similar in that it also invests primarily in “value” stocks, although the funds’ investment strategies differ in regard to average market capitalization. If the merger is approved by shareholders of DWS Small Cap Value Fund, DeAM expects that substantially all of DWS Small Cap Value Fund’s holdings will be liquidated and the proceeds reinvested in other securities so that at the time of the merger, DWS Small Cap Value Fund’s portfolio will conform to DWS Dreman Mid Cap Value Fund’s investment objective, policies, restrictions and strategies.

Q Will I have to pay taxes as a result of the merger?

A The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless special tax counsel provides an opinion to that effect. As a result of the merger, however, your fund may lose the benefit of certain tax losses that could have been used to offset or defer future gains. If you choose to redeem or exchange your shares before or after the merger, the redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so. As noted above, substantially all of DWS Small Cap Value Fund’s holdings will be sold in connection with the merger. Any capital gains recognized in these sales on a net basis, after the application of any available capital loss carryforwards, will be distributed to DWS Small Cap Value Fund’s shareholders as capital gain dividends and/or ordinary dividends during or with respect to the year of sale, and such distributions would be taxable to shareholders. However, as of _____, 2008, the liquidation of all of DWS Small Cap Value Fund’s assets was expected to generate net realized losses, in which case DWS Small Cap Value Fund would not have any related net realized gains to distribute to shareholders. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

Q Upon merger, will I own the same number of shares?

A The aggregate value of your shares will not change as a result of the merger. However, the number of shares you own will change as a result of the merger because your shares will be exchanged at the net asset value per share of DWS Dreman Mid Cap Value Fund, which will probably be different from the net asset value per share of DWS Small Cap Value Fund.

Q When would the merger take place?

A If approved, the merger would occur on or about July 21, 2008 or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders whose accounts are affected by the merger will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q How can I vote?

A You can vote in any one of four ways:

■	Through the Internet, by going to the website listed on your proxy card;
■	By telephone, with a toll-free call to the number listed on your proxy card;
■	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or
■	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q Will I be able to continue to track my fund’s performance in the newspaper, on the Internet or through the voice response system?

A Yes. You will be able to track the DWS Dreman Mid Cap Value Fund’s performance through all these means.

Q Whom should I call for additional information about this Prospectus/Proxy Statement?

A Please call Computershare Fund Services, Inc., your fund’s proxy solicitor, at 1-877-225-6917.

DWS SMALL CAP VALUE FUND

A Message from the President

__________, 2008

Dear Shareholder:

I am writing to ask for your vote on an important matter that affects your investment in DWS Small Cap Value Fund (“Small Cap Fund”), a series of DWS Securities Trust (the “Trust”). While you are, of course, welcome to join us at the Small Cap Fund shareholders’ meeting, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Small Cap Fund to DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”), in exchange for shares of Mid Cap Fund and the assumption by Mid Cap Fund of all liabilities of Small Cap Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Small Cap Fund in complete liquidation and termination of Small Cap Fund.

Deutsche Asset Management (or “DeAM” as defined on page __ of the enclosed Prospectus/Proxy Statement) has proposed the merger of Small Cap Fund into Mid Cap Fund because it believes that the merger will benefit shareholders of Small Cap Fund by providing a tax-free method to transition into a Fund that has provided superior risk-adjusted returns for its shareholders. DeAM also believes that shareholders of Small Cap Fund will benefit from a larger pool of assets in the combined fund which should result in improved economies of scale and estimated expense ratios that are expected to be the same or lower than the current expense ratios of Small Cap Fund. The Board of Trustees of the Trust has approved the proposed merger.

In determining to approve the merger, the Board conducted a thorough review of the potential implications of the merger, and concluded that Small Cap Fund’s participation in the proposed merger would be in the best interests of Small Cap Fund and would not dilute the interests of its existing shareholders. A discussion of the factors the Board considered is included in the attached Prospectus/Proxy Statement. If the merger is approved, the Board expects that the proposed changes will take effect during the third calendar quarter of 2008.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and
•	A Prospectus/Proxy Statement, which provides detailed information on Mid Cap Fund, the specific proposal being considered at the shareholders’ meeting, and why the proposal is being made.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card. You may receive more than one proxy card. If so, please vote each one.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call Computershare Fund Services, Inc., Small Cap Fund’s proxy solicitor, at 1-877-225-6917 or contact your financial advisor. Thank you for your continued support of DWS Scudder.

Sincerely yours, /s/Michael Clark Michael Clark President DWS Securities Trust

DWS SMALL CAP VALUE FUND

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

This is the formal agenda for your Fund’s shareholder meeting. It tells you what matter will be voted on and the time and place of the meeting, in the event you choose to attend in person.

To the Shareholders of DWS Small Cap Value Fund:

A Special Meeting of Shareholders of DWS Small Cap Value Fund (“Small Cap Fund”) will be held June 30, 2008 at 3:00 p.m. Eastern time, at the offices of Deutsche Investment Management Americas Inc., 345 Park Avenue, 27th Floor, New York, New York 10154 (the “Meeting”), to consider the following (the “Proposal”):

Proposal:

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of Small Cap Fund to DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”), in exchange for shares of Mid Cap Fund and the assumption by Mid Cap Fund of all liabilities of Small Cap Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Small Cap Fund in complete liquidation and termination of Small Cap Fund.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Holders of record of shares of Small Cap Fund at the close of business on April 29, 2008 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

The chairman of the Meeting may adjourn the Meeting without notice with respect to the proposal to be considered at a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

By order of the Trustees /s/John Millette John Millette Secretary

_______________, 2008

WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RECORD YOUR VOTING INSTRUCTIONS BY

TELEPHONE OR THROUGH THE INTERNET SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

IF YOU SIMPLY SIGN THE PROXY CARD, IT WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON THE PROPOSAL. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD (OR YOUR VOTING BY TELEPHONE OR VIA THE INTERNET) MAY  SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.         Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.         Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.         All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts:
(1) ABC Corp.	ABC Corp
John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS SMALL CAP VALUE FUND

This document contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Trustees’ recommendation on page ____.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call Computershare Fund Services, Inc., DWS Small Cap Value Fund’s proxy solicitor, at the special toll-free number we have set up for you 1-877-225-6917 or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

_______________, 2008

Acquisition of the assets of:	By and in exchange for shares of:
DWS Small Cap Value Fund a series of DWS Securities Trust	DWS Dreman Mid Cap Value Fund a series of DWS Value Series, Inc.
345 Park Avenue	345 Park Avenue
New York, NY 10154	New York, NY 10154
800-621-1048 (Class A, B and C Shares)	800-621-1048 (Class A, B and C Shares)
800-728-3337 (Class S Shares)	800-728-3337 (Class S Shares)

This Prospectus/Proxy Statement is being furnished in connection with the proposed merger of DWS Small Cap Value Fund (“Small Cap Fund”) into DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”). Small Cap Fund and Mid Cap Fund are referred to herein collectively as the “Funds,” and each is referred to herein individually as a “Fund.” As a result of the proposed merger, each shareholder of Small Cap Fund will receive a number of full and fractional shares of the corresponding class of Mid Cap Fund equal in value as of the Valuation Time (as defined below on page ___) to the total value of such shareholder’s Small Cap Fund shares.

This Prospectus/Proxy Statement is being mailed on or about ____________, 2008. It explains concisely what you should know before voting on the matter described herein or investing in Mid Cap Fund, a diversified series of an open-end management investment company. Please read it carefully and keep it for future reference.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of Mid Cap Fund dated March 1, 2008, as supplemented from time to time, for Class A, B and C shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;
(ii)	the prospectus of Mid Cap Fund dated March 1, 2008, as supplemented from time to time, for Class S shares, a copy of which, if applicable, is included with this Prospectus/Proxy Statement;
(iii)	the prospectus of Small Cap Fund dated December 1, 2007, as supplemented from time to time, for Class A, B and C shares;
(iv)	the prospectus of Small Cap Fund dated December 1, 2007, as supplemented from time to time, for Class S shares;
(v)	the statement of additional information of Small Cap Fund dated December 1, 2007, as supplemented from time to time, for Class A, B and C shares;
(vi)	the statement of additional information of Small Cap Fund dated December 1, 2007, as supplemented from time to time, for Class S shares;
(vii)	the statement of additional information relating to the proposed merger, dated _________, 2008 (the “Merger SAI”); and
(viii)	the audited financial statements and related independent registered public accounting firm’s report for Small Cap Fund contained in the Annual Report for the fiscal year ended

July 31, 2007, and the updated unaudited financial statements contained in the Semi-annual Report for the six-month period ended January 31, 2008.

No other parts of Small Cap Fund’s Annual Report or Semi-annual Report are incorporated by reference herein.

The financial highlights for Mid Cap Fund contained in the Annual Report to shareholders for the period ended November 30, 2007, are attached to this Prospectus/Proxy Statement as Exhibit B.

Shareholders may get free copies of the Funds’ Annual Reports, Semi-annual Reports, prospectuses, statements of additional information (the “SAIs”) and/or the Merger SAI, request other information about a Fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding Fund at 1-800-621-1048 (1-800-728-3337 for Class S shares).

Like shares of Small Cap Fund, shares of Mid Cap Fund are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the proposal. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact Computershare Fund Services, Inc., Small Cap Fund’s proxy solicitor, at 1-877-225-6917, or contact your financial advisor.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the SEC. You may review and copy information about the Funds, including the SAIs, at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

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I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1.	What is being proposed?

The Trustees of DWS Securities Trust (the “Trust”), of which Small Cap Fund is a series, are recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Exhibit A), which we refer to as a merger of Small Cap Fund into Mid Cap Fund. If approved by shareholders, all of the assets of Small Cap Fund will be transferred to Mid Cap Fund solely in exchange for the issuance and delivery to Small Cap Fund of shares of Mid Cap Fund (“Merger Shares”) with a value equal to the value of Small Cap Fund’s assets net of liabilities and for the assumption by Mid Cap Fund of all liabilities of Small Cap Fund. All Merger Shares delivered to Small Cap Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by Small Cap Fund will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2.	What will happen to my shares of Small Cap Fund as a result of the merger?

Your shares of Small Cap Fund will, in effect, be exchanged on a tax-free basis for shares of the same class of Mid Cap Fund with an equal aggregate net asset value as of the Valuation Time (as defined below on page ___).

3.	Why have the Trustees of the Trust recommended that shareholders approve the merger?

DeAM advised the Trustees that it had proposed the merger to address several related issues. First, DeAM noted that Small Cap Fund was shrinking in size due to redemption activity, and faced limited prospects for future asset growth. Second, DeAM observed that due to this shrinking asset base, the Fund’s gross expense ratio had increased and would continue to increase in the event of further loss of assets. Third, DeAM advised the Trustees that it had carefully considered various alternatives to improve the Fund’s performance, and had concluded that the best available alternative for Fund shareholders would be to merge the Fund into the Mid Cap Fund, a Fund DeAM observed has provided superior risk-adjusted returns for its shareholders. In determining to recommend that shareholders of Small Cap Fund approve the merger, the Trustees considered, among others, the following factors:

•	DeAM’s recommendation that Mid Cap Fund was the best available alternative for shareholders of the Small Cap Fund.
•	Similarities and differences between Small Cap Fund’s and Mid Cap Fund’s investment strategies.
•	Mid Cap Fund is subadvised by Dreman Value Management LLC, a well established and highly regarded investment manager.
•

The investment advisory fee schedule for Mid Cap Fund would be amended immediately prior to the merger so as to ensure that the effective advisory fees paid by the combined fund will be the same or lower at all asset levels as compared to the advisory fees paid by Small Cap Fund.

3

•

The estimated operating expense ratios of the combined fund are expected to be the same or lower than the current operating expense ratios of Small Cap Fund, and that DeAM has agreed to cap the total operating expense ratios of the combined fund at levels that are lower than the current total expense ratios of Small Cap Fund for at least the one year period following the merger.

The Trustees of the Trust have concluded that: (1) the merger is in the best interests of Small Cap Fund and (2) the interests of the existing shareholders of Small Cap Fund will not be diluted as a result of the merger. Accordingly, the Trustees of the Trust unanimously recommend that shareholders approve the Agreement (as defined on page ___) effecting the merger. For a complete discussion of the Trustees’ considerations please see “Background and Trustees’ Considerations Relating to the Proposed Merger” below.

4.	What are the investment goals, policies and restrictions of the Funds?

Small Cap Fund seeks long-term growth of capital. Under normal circumstances, Small Cap Fund invests at least 90% of total assets, including the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. The Fund invests primarily in companies whose market capitalizations fall within the normal range of the Russell 2000 Value Index (which, as of February 29, 2008, had a median market capitalization of approximately $493 million). Although it is not a principal investment strategy for the Fund, Small Cap Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the Fund may use futures, options and covered call options. The Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Mid Cap Fund seeks long-term capital appreciation. Under normal circumstances, Mid Cap Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for appreciation. The Fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap Value Index with a market capitalization which usually ranges from $1 billion to $20 billion. Mid Cap Fund may also invest up to 20% of total assets in foreign securities. Although it is not a principal investment strategy for the Fund, Mid Cap Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the Fund may use futures, currency options and forward currency transactions. The Fund may use derivatives in circumstances where the portfolio managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Due to substantial overlap in the investment universes that each Fund targets, DeAM believes that Mid Cap Fund should provide a comparable investment opportunity for shareholders of Small Cap Fund. However, there are significant differences in the portfolios of each Fund. DeAM expects that substantially all of Small Cap Fund’s holdings will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Mid Cap Fund’s investment objective, policies, restrictions and strategies.

The following table sets forth a summary of the composition of each Fund’s investment portfolio as of February 29, 2008, and DeAM’s estimation of the portfolio composition of Mid Cap Fund assuming consummation of the proposed merger.

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Portfolio Composition (as a % of Fund, excluding cash equivalents)
	Small Cap Fund	Mid Cap Fund	Mid Cap Fund—Estimated (assuming consummation of merger)(1)
Consumer Discretionary	13.74%	11.16%	11.16%
Consumer Staples	2.57%	9.01%	9.01%
Energy	6.67%	10.87%	10.87%
Financials	29.30%	18.07%	18.07%
Health Care	5.31%	10.57%	10.57%
Industrials	14.81%	16.40%	16.40%
Information Technology	10.60%	6.23%	6.23%
Materials	6.52%	7.17%	7.17%
Telecommunication Services	2.05%	1.72%	1.72%
Utilities	4.74%	8.79%	8.79%
Cash	3.68%	0.01%	0.01%
Total	100.00%	100.00%	100.00%

_____________

(1)

Reflects DeAM’s estimation of the portfolio composition of Mid Cap Fund subsequent to the merger, taking into account that prior to the merger, pursuant to the Agreement and Plan of Reorganization, substantially all of the portfolio of Small Cap Fund will be liquidated and the proceeds will be used to acquire other securities consistent with the investment objective, policies, restrictions and strategies of Mid Cap Fund. There can be no assurance as to actual portfolio composition of Mid Cap Fund subsequent to the merger.

The table below sets forth the highest, lowest and average market capitalization of companies held in each Fund’s portfolio as of February 29, 2008.

	Small Cap Fund	Mid Cap Fund
High	$6,820,000,000	$21,422,000,000
Low	$126,000,000	$1,211,000,000
Average	$974,000,000	$6,906,000,000

5.	How do the management fees and expense ratios of the two Funds compare, and what are they estimated to be following the merger?

The following tables summarize the fees and expenses you may pay when investing in the Funds, the expenses that each of the Funds incurred for the 12-month period ended November 30, 2007 and the pro forma estimated expense ratios of Mid Cap Fund assuming consummation of the merger as of that date.

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Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A	Class B	Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
Small Cap Fund	5.75%(1)	None	None	None
Mid Cap Fund	5.75%(1)	None	None	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
Small Cap Fund	None(2)	4.00%	1.00%	None
Mid Cap Fund	None(2)	4.00%	1.00%	None
Redemption/Exchange Fee on shares owned less than 15 days (as % of redemption proceeds)(3)
Small Cap Fund	2.00%	2.00%	2.00%	2.00%
Mid Cap Fund	2.00%	2.00%	2.00%	2.00%

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted.
(2)

The redemption of shares purchased at net asset value under the Large Order NAV Purchase Privilege may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the next six months following purchase.

(3)	This fee is charged on all applicable redemptions or exchanges.

As shown below, the merger is expected to result in a lower total expense ratio for shareholders of Small Cap Fund. However, there can be no assurance that the merger will result in expense savings.

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Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

	Manage-ment Fees	Distribution/Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses	Less Expense Waiver/ Reimburse-ments	Net Annual Fund Operating Expenses
Small Cap Fund
Class A	0.67%	0.24%	0.57%(2)	1.48%	—	1.48%
Class B	0.67%	0.99%	0.71%(2)	2.37%	—	2.37%
Class C	0.67%	0.99%	0.53%(2)	2.19%	—	2.19%
Class S	0.67%	None	0.48%(2)	1.15%	—	1.15%

Mid Cap Fund
Class A	0.67%(1)	0.23%	0.50%(1)(2)	1.40%	0.05%(4)	1.35%
Class B	0.67%(1)	0.98%	0.63%(1)(2)	2.28%	0.23%(4)	2.05%
Class C	0.67%(1)	0.99%	0.50%(1)(2)	2.16%	0.11%(4)	2.05%
Class S	0.67%(1)	None	0.48%(1)(2)	1.15%	0.15%(4)	1.00%

Mid Cap Fund (Pro forma combined)
Class A	0.66%(1)	0.25%	0.41%(1)(2)(3)	1.32%	—(5)	1.32%
Class B	0.66%(1)	1.00%	0.59%(1)(2)(3)	2.25%	0.20%(5)	2.05%
Class C	0.66%(1)	1.00%	0.42%(1)(2)(3)	2.08%	0.03%(5)	2.05%
Class S	0.66%(1)	None	0.48%(1)(2)(3)	1.14%	0.14%(5)	1.00%

(1)

Restated on an annualized basis to reflect fee changes to be voted upon by shareholders of Mid Cap Fund at a meeting to be held on May 1, 2008. If approved, such fee changes would be effective June 1, 2008.

(2)

Includes 0.10% paid to Deutsche Investment Management Americas Inc. (“DIMA” or “Advisor”), the investment manager for the Funds, for administrative and accounting services pursuant to an Administrative Services Agreement.

(3)	Other expenses are estimated, accounting for the effect of the merger.
(4)

Through February 28, 2009, DIMA has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.35%, 2.05%, 2.05% and 1.00% for Class A, Class B, Class C and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses.

(5)

Contingent upon completion of the merger, for one year from the completion of the merger, DIMA has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the combined fund to the extent necessary to maintain the combined fund’s total operating expenses at 1.35%, 2.05%, 2.05% and 1.00% for Class A, Class B, Class C and Class S shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, and interest.

The tables are provided to help you understand the expenses of investing in the Funds and your share of the operating expenses that each Fund incurs and that DIMA expects the combined Fund to incur in the first year following the merger.

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the Funds. The examples make certain assumptions. They assume that you invest $10,000 in a Fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a Fund’s operating expenses remain the same. The examples are hypothetical; your actual costs and returns may be higher or lower.

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	1 Year	3 Years	5 Years	10 Years
Small Cap Fund
Assuming you sold your shares at the end of each period.
Class A	$716	$1,015	$1,334	$2,237
Class B	$640	$1,038	$1,463	$2,276
Class C	$322	$ 684	$1,172	$2,519
Class S	$117	$ 364	$ 630	$1,392
Assuming you kept your shares.
Class A	$716	$1,015	$1,334	$2,237
Class B	$240	$ 738	$1,263	$2,276
Class C	$222	$ 684	$1,172	$2,519
Class S	$117	$ 364	$ 630	$1,392
Mid Cap Fund
Assuming you sold your shares at the end of each period.
Class A(1)	$704	$987	$1,290	$2,149
Class B(1)	$608	$989	$1,397	$2,167
Class C(1)	$308	$664	$1,147	$2,479
Class S(1)	$101	$349	$ 616	$1,378
Assuming you kept your shares.
Class A(1)	$704	$987	$1,290	$2,149
Class B(1)	$208	$689	$1,197	$2,167
Class C(1)	$208	$664	$1,147	$2,479
Class S(1)	$101	$349	$ 616	$1,378
Mid Cap Fund (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A(1)	$702	$969	$1,257	$2,074
Class B(1)	$608	$984	$1,387	$2,118
Class C(1)	$308	$649	$1,116	$2,408
Class S(1)	$102	$348	$ 614	$1,374
Assuming you kept your shares.
Class A(1)	$702	$969	$1,257	$2,074
Class B(1)	$208	$684	$1,187	$2,118
Class C(1)	$208	$649	$1,116	$2,408
Class S(1)	$102	$348	$ 614	$1,374

(1)	Includes one year of capped expenses in each period.

The tables below set forth the annual management fee schedules of the Funds, expressed as a percentage of net assets, as well as the proposed fee schedule for the Mid Cap Fund upon completion of the merger. As of November 30, 2007, Mid Cap Fund and Small Cap Fund had net assets of $92,004,575 and $219,313,373, respectively.

The fee schedule for each Fund is as follows:

Mid Cap Fund(1)(2)		Small Cap Fund(1)(2)
First $250 million	0.665%	First $500 million	0.665%
Next $750 million	0.635%	Thereafter	0.615%
Next $1.5 billion	0.615%
Next $1.5 billion	0.595%
Thereafter	0.575%

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The proposed fee schedule for Mid Cap Fund post merger is as follows:

Mid Cap Fund(1)(2)
First $250 million	0.665%
Next $250 million	0.635%
Next $2.0 billion	0.615%
Next $1.5 billion	0.595%
Thereafter	0.575%

(1)

The fee schedule for Mid Cap Fund reflects the fee schedule under an Amended and Restated Investment Management Agreement to be voted upon by shareholders of Mid Cap Fund at a meeting to be held on May 1, 2008.

(2)

In addition to the management fees shown in the tables above, each Fund pays a flat fee of 0.10% of its average daily net assets to DIMA for administrative and accounting services pursuant to an Administrative Services Agreement.

6.	What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by Small Cap Fund or its shareholders as a direct result of the merger. As a result of the merger, however, Small Cap Fund and its shareholders may lose the benefit of certain tax losses that could have been used to offset or defer future gains. In addition, the merger will require Small Cap Fund to distribute all of its net investment income and net capital gains as of the merger date to its shareholders. Further, Small Cap Fund’s sale of substantially all its assets in anticipation of the merger may result in increased distributions and potentially at a higher tax rate to shareholders than would have been the case under the normal operation of Small Cap Fund. For a more detailed discussion of the tax consequences of the merger, please see “Information about the Proposed Merger—Certain Federal Income Tax Consequences,” below.

7.	Will my dividends be affected by the merger?

The merger will not result in a change in dividend policy.

8.	Do the procedures for purchasing, redeeming and exchanging shares of the two Funds differ?

No.  The procedures for purchasing and redeeming shares of a particular class for each Fund, and for exchanging shares of each Fund for shares of other DWS funds, are identical.

9.	How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified in the next shareholder report of Small Cap Fund.

10.	Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the total value of the shares of Mid Cap Fund you receive will equal the total value of the shares of Small Cap Fund that you hold at the Valuation Time (as defined on page ___). Even though the net asset value per share of each Fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11.	What percentage of shareholders’ votes is required to approve the merger?

Approval of the merger will require the “yes” vote of the holders of a majority of the outstanding voting securities of Small Cap Fund as defined in the Investment Company Act of 1940 (the “1940 Act”).

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The Trustees of the Trust believe that the proposed merger is in the best interests of Small Cap Fund. Accordingly, the Trustees unanimously recommend that shareholders vote FOR approval of the proposed merger.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of Mid Cap Fund, and how do they compare with those of Small Cap Fund?

Objective and Strategies. Mid Cap Fund seeks long-term capital appreciation and Small Cap Fund seeks long-term growth of capital. Under normal circumstances, Mid Cap Fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for appreciation. Mid Cap Fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap Value Index with a market capitalization which usually ranges from $1 billion to $20 billion. Mid Cap Fund’s equity investments are mainly common stocks, but may also include other types of equities such as preferred or convertible stocks.

In contrast, under normal circumstances, Small Cap Fund invests at least 90% of total assets, including the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. These are companies that are similar in size to those in the Russell 2000 Value Index (as of February 29, 2008, the Russell 2000 Value Index had a median market capitalization of approximately $493 million). Small Cap Fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 2000 Value Index.

The Funds use different investment processes. Portfolio managers for Mid Cap Fund screen for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company’s stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. The portfolio managers assemble Mid Cap Fund’s portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. The Mid Cap Fund portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities. Portfolio managers for Small Cap Fund utilize a quantitative stock valuation model that compares each company’s stock price to the company’s earnings, book value, sales and other measures of performance potential. The portfolio managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The portfolio management team also incorporates technical analysis to capture short-term price changes and evaluate the market’s responsiveness to new information. The Small Cap Fund’s portfolio is then assembled from among the qualifying stocks using sophisticated portfolio management software that analyzes the potential return and risk characteristics of each stock and the overall portfolio. The Small Cap Fund portfolio managers will normally sell a stock when the company no longer qualifies as a small company, when the managers no longer consider it to be undervalued or when the managers believe other investments offer better opportunities.

Other Investments. Mid Cap Fund may also invest up to 20% of total assets in foreign securities. Small Cap Fund may invest in the equity securities of real estate investment trusts (“REITs”). Although not one of its principal investment strategies, each Fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, Mid Cap Fund may use futures, currency options and forward currency transactions while Small Cap Fund may use futures, options and covered call options. Each Fund may use derivatives in

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circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Securities Lending. Each Fund may lend its investment securities in an amount up to 33?% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

Other Policies. Although major changes tend to be infrequent, each Fund’s Board could change the Fund’s investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to Mid Cap Fund’s 80% investment policy and Small Cap Fund’s 90% investment policy.

As a temporary defensive measure, each of Mid Cap Fund and Small Cap Fund could shift up to 50% and 100%, respectively, of its assets into investments such as money market securities or other short-term securities that offer comparable levels of risk. This could prevent losses, but while engaged in a temporary defensive position, a Fund will not be pursuing its investment objective. However, the portfolio managers may choose not to use these strategies for various reasons, even in very volatile market conditions.

Each Fund also may trade securities actively. This could raise transaction costs (thus lowering return) and could mean higher taxable distributions.

Although DeAM believes that Mid Cap Fund should provide a comparable investment opportunity for shareholders of Small Cap Fund, there are significant differences in the portfolios of each Fund. DeAM has estimated that 100% of the portfolio of Small Cap Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with Mid Cap Fund’s investment objective, policies, restrictions and strategies.

Primary Risks. As with any investment, you may lose money by investing in Mid Cap Fund. Certain risks associated with an investment in Mid Cap Fund are summarized below. Subject to certain exceptions, the risks of an investment in Mid Cap Fund are similar to the risks of an investment in Small Cap Fund. More detailed descriptions of the risks associated with an investment in Mid Cap Fund can be found in the Mid Cap Fund prospectus and SAI.

The value of your investment in Mid Cap Fund will change with changes in the values of the investments held by Mid Cap Fund. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect Mid Cap Fund’s investments as a whole. Mid Cap Fund could be subject to additional principal risks because the types of investments it makes can change over time.

Stock Market Risk. As with most stock funds, the most important factor affecting Mid Cap Fund is how the stock market performs (to the extent Mid Cap Fund invests in a particular market sector, the Fund’s performance may be proportionally affected by that segment’s general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price, regardless of how well the company performs. The market as a whole may not favor the types of investments Mid Cap Fund makes and Mid Cap Fund may not be able to get attractive prices for them. An investment in Small Cap Fund is also subject to this risk.

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Security Selection Risk. A risk that pervades all investing is the risk that the securities in a Fund’s portfolio may decline in value.

Value Investing Risk. At times, “value” investing may perform better than or worse than other investment styles and the overall market. If the portfolio managers overestimate the value or return potential of one or more common stocks, Mid Cap Fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks. An investment in Small Cap Fund is also subject to this risk.

Medium-Sized Company Risk. Medium-sized company stocks tend to experience steeper price fluctuations – down as well as up – than stocks of larger companies. A shortage of reliable information – the same information gap that creates opportunity – can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company’s financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-size company’s shares. An investment in Small Cap Fund is subject to similar risks related to investment in small companies.

Industry Risk. While Mid Cap Fund does not concentrate in any industry, to the extent that Mid Cap Fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment, or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence. An investment in Small Cap Fund is also subject to this risk.

Securities Lending Risk. Any loss in the market price of securities loaned by Mid Cap Fund that occurs during the term of the loan would be borne by Mid Cap Fund and would adversely affect Mid Cap Fund’s performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by Mid Cap Fund’s delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower. An investment in Small Cap Fund is also subject to this risk.

Other factors that could affect the performance of both Funds include:

•	the portfolio managers could be wrong in their analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters
•	foreign securities may be more volatile than their US counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

Secondary Risks

Derivatives Risk. Risks associated with derivatives include: the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that Mid Cap Fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivatives transaction could expose Mid Cap Fund to the effects of leverage, which could increase Mid Cap Fund’s exposure to the market and magnify potential losses. There is no guarantee that these derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to Mid Cap Fund. The use of derivatives by Mid Cap Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. An investment in Small Cap Fund is also subject to this risk.

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Pricing Risk. At times, market conditions might make it hard to value some investments and Mid Cap Fund may use certain valuation methodologies for some investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than value realized upon such investment’s sale. If Mid Cap Fund has valued its securities too highly, you may end up paying too much for shares when you buy into Mid Cap Fund. If Mid Cap Fund underestimates the price of its securities, you may not receive the full market value when you sell your Mid Cap Fund shares. An investment in Small Cap Fund is also subject to this risk.

IPO Risk. Securities purchased in initial public offerings (IPOs) may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than economic reasons. Additionally, investments in IPOs may magnify Mid Cap Fund’s performance if it has a small asset base. Mid Cap Fund may not experience a similar impact on its performance as its assets grow because it is unlikely Mid Cap Fund will be able to obtain proportionately larger IPO allocations.

Performance Information. The following information provides some indication of the risks of investing in each Fund. Of course, a Fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each Fund’s Class S shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each Fund’s performance compares with one or more broad-based market indices (which, unlike the Funds, do not have any fees or expenses). The tables include the effects of maximum sales loads. After-tax returns are shown for Class S only and will vary for other classes. After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

Mid Cap Fund – Class S Shares

For the periods included in the bar chart: Best Quarter: 7.64%, Q2 2007	Worst Quarter: -3.99%, Q4 2007
Year-to-date performance through March 31, 2008: -7.27%.

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Small Cap Fund – Class S Shares

For the periods included in the bar chart: Best Quarter: 18.11%, Q2 2003	Worst Quarter: -21.08%, Q3 2002
Year-to-date performance through March 31, 2008: -6.51%.

Average Annual Total Returns (for periods ended December  31, 2007)

	Past 1 year	Since Inception*
Mid Cap Fund
Class S
Return before Taxes	5.72%	10.79%
Return after Taxes on Distributions	3.67	9.54
Return after Taxes on Distributions and Sale of Fund Shares	4.15**	8.65
Class A (Return before Taxes)	-0.71	7.65
Class B (Return before Taxes)	1.65	8.55
Class C (Return before Taxes)	4.71	9.61
Russell Midcap™ Value Index (reflects no deductions for fees, expenses or taxes)	-1.42	8.12
________________

_____________

*	Inception date for the fund was August 2, 2005. Index comparison begins on July 31, 2005.
**

Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

Total return would have been lower had certain expenses not been reduced.

The Russell Midcap™ Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

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	Past 1 year	Past 5 years	Past 10 Years
Small Cap Fund
Class S
Return before Taxes	-18.18%	11.69%	5.45%
Return after Taxes on Distributions	-21.31	9.02	3.88
Return after Taxes on Distributions and Sale of Fund Shares	-9.83	9.77	4.40
Class A (Return before Taxes)	-23.11	10.05	4.53
Class B (Return before Taxes)	-21.13	10.31	4.30
Class C (Return before Taxes)	-19.06	10.51	4.35
Russell 2000® Value Index (reflects no deductions for fees, expenses or taxes)	-9.78	15.80	9.06

_____________

Total returns for 1999 through 2001 would have been lower if operating expenses hadn’t been reduced.

Russell 2000® Value Index is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or 1-800-621-1048 (1-800-728-3337 for Class S shares) or visit our Web site at www.dws-scudder.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Advisor and Portfolio Managers. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, is the investment advisor for each Fund. Under the oversight of the Board of each Fund, DIMA, or a subadvisor, makes investment decisions, buys and sells securities for each Fund and conducts research that leads to these purchase and sale decisions. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Scudder is part of DeAM, which is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Mid Cap Fund. The subadvisor for Mid Cap Fund is Dreman Value Management, L.L.C. (“DVM”), 520 East Cooper Avenue, Suite 230-4, Aspen, Colorado 81611. DVM was founded in 1977 and currently manages over $___ billion in assets, which is primarily comprised of institutional accounts and investment companies managed by DIMA. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making Mid Cap Fund’s investment decisions and buying and selling securities for Mid Cap Fund.

Mid Cap Fund is managed by a team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each portfolio manager on the team has authority over all aspects of Mid Cap Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of

15

daily cash flows in accordance with the portfolio holdings. The following people handle the day-to-day management of Mid Cap Fund:

David N. Dreman is Co-Lead Portfolio Manager for Mid Cap Fund. Mr. Dreman is the Chairman, Chief Investment Officer and founder of DVM. He began his investment career in 1957. Mr. Dreman joined the investment team for Mid Cap Fund in 2005.

F. James Hutchinson is Co-Lead Portfolio Manager for Mid Cap Fund. Mr. Hutchinson is President of DVM. Mr. Hutchinson began his investment career in 1986 and joined the Fund’s portfolio management team in 2006. Prior to that, his experience includes over 30 years at The Bank of New York in both the corporate finance and trust/investment areas and as President of The Bank of New York (NJ).

Mark Roach is Co-Lead Portfolio Manager for Mid Cap Fund. Mr. Roach joined the investment team for Mid Cap Fund in 2006. Prior to that, his experience includes security analyst and portfolio manager positions with various institutions, most recently Vaughan Nelson Investment Management.

Mid Cap Fund’s statement of additional information provides additional information about the Portfolio Managers’ investments in the Fund, a description of their compensation structure and information regarding other accounts they manage.

Small Cap Fund. The investment portfolio for Small Cap Fund is managed by a team of investment professionals at DIMA who collaborate to develop and implement the Fund’s investment strategy. The following people handle the day-to-day management of Small Cap Fund:

Robert Wang is Portfolio Manager for Small Cap Fund. Mr. Wang is a Managing Director of DeAM. He joined the investment team for Small Cap Fund in 2005. Prior to that he had 23 years of investment experience, including 13 years of experience trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Jin Chen is Portfolio Manager for Small Cap Fund. Ms. Chen is a Director of DeAM. She joined the investment team for Small Cap Fund in 2005. Prior to that she served as a portfolio manager for Absolute Return Strategies and as an equity analyst and portfolio manager of various funds in US large and small cap equities at Thomas White Asset Management.

Julie Abbett is Portfolio Manager for Small Cap Fund. Ms. Abbett is a Director of DeAM. She joined the investment team for Small Cap Fund in 2005. Prior to that she worked as a consultant and product developer for portfolio analysis products.

Small Cap Fund’s statement of additional information provides additional information about the Portfolio Managers’ investments in the Fund, a description of their compensation structure and information regarding other accounts they manage.

Distribution and Service Fees. Pursuant to separate Underwriting and Distribution Services Agreements, DWS Scudder Distributors, Inc. (“DWS SDI”), 222 South Riverside Plaza, Chicago, Illinois 60606, an affiliate of DIMA, is the principal underwriter and distributor for the Class A, Class B, Class C and Class S shares of Mid Cap Fund and Small Cap Fund, and acts as the agent of each Fund in the continuous offering of its shares. Mid Cap Fund has adopted distribution and/or service plans on behalf of the Class A, B and C shares in accordance with Rule 12b-1 under the 1940 Act that are substantially identical to the corresponding distribution and/or service plans for Small Cap Fund. The Rule 12b-1 plans allow the Funds to pay distribution and/or service fees for the sale and distribution of their shares and for services provided to shareholders. Because these fees are paid out of the Fund’s assets on an on-

16

going basis, over time these fees will increase the cost of your investment and may cost you more than other types of investments.

Class A shares of each Fund have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Class B and C shares of each Fund have a 12b-1 plan, under which a distribution fee of 0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year.

Directors/Trustees and Officers. As of April 1, 2008, the Directors overseeing Mid Cap Fund, a series of DWS Value Series, Inc., are the same as the Trustees who oversee Small Cap Fund, a series of the Trust: Dawn-Marie Driscoll (Chair), John W. Ballantine, Henry P. Becton, Keith R. Fox, Paul K. Freeman, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, Axel Schwarzer, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth. The officers of DWS Value Series, Inc. are the same as those of the Trust.

Independent Registered Public Accounting Firm (“Auditor”). Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Mid Cap Fund’s independent registered public accounting firm. Ernst & Young LLP audits and reports on the Fund’s annual financial statements, reviews certain regulatory reports and the Fund’s federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. PricewaterhouseCoopers LLC, 125 High Street, Boston, MA 02110 provides the same services for Small Cap Fund.

Charter Documents.

DWS Value Series, Inc. Mid Cap Fund is one of five series of DWS Value Series, Inc. (the “Corporation”). The Corporation was organized as a Maryland corporation in October 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock. Currently, Class A, Class B, Class C, Class S and Institutional Class shares are offered by Mid Cap Fund.

Shares. The Directors of the Corporation have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Directors also may authorize the division of shares of Mid Cap Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in Mid Cap Fund’s prospectus. Each share has equal rights with each other share of the same class of the Mid Cap Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate Mid Cap Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings. The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Shareholder Liability. Pursuant to Maryland law, shareholders are generally not personally liable for the debts of the Corporation or any of its series.

Director Liability. The Corporation’s Articles of Incorporation, as amended, provide that the Directors of the Corporation, to the fullest extent permitted by the Maryland General Corporation Law and the 1940 Act, shall not be liable to the Corporation or its shareholders for damages. The By-Laws provide that the Corporation will indemnify Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Directors. Each Director of the Corporation serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed. Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

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DWS Securities Trust. Small Cap Fund is a series of DWS Securities Trust (the “Trust”), a registered open-end management investment company organized as a business trust under the laws of Massachusetts on October 16, 1985. The Fund is currently divided into four classes of shares: Class A, Class B, Class C and Class S.

Shares. The Trustees of the Trust have the authority to create additional funds and to designate the relative rights and preferences as between the different funds. The Trustees of the Trust also may authorize the division of shares of Small Cap Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in the Small Cap Fund’s prospectus.

Each share has equal rights with each other share of the same class of Small Cap Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Trustees of the Trust may also terminate the Small Cap Fund or any class by notice to the shareholders without shareholder approval.

Shareholder Meetings. Small Cap Fund is generally not required to hold meetings of its shareholders. Under the Trust’s Declaration of Trust, as amended (“Declaration of Trust”), however, shareholders have the power to vote for: (a) the election or removal of trustees; (b) the termination of the Trust or a series; (c) any amendment of the Declaration of Trust to the extent and as provided in the Declaration of Trust; (d) such additional matters relating to the Trust as may be required by law; and (e) such additional matters as the Trustees may determine to be necessary or desirable. The shareholders also would vote upon changes in fundamental policies or restrictions.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of Small Cap Fund. The Declaration of Trust, however, disclaims shareholder liability for acts or obligations of Small Cap Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Small Cap Fund’s Trustees or officers. Moreover, the Declaration of Trust provides for indemnification out of Small Cap Fund property for all losses and expenses of any shareholder held personally liable for the obligations of Small Cap Fund and Small Cap Fund will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by DIMA

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remote and not material, since it is limited to circumstances in which a disclaimer is inoperative and Small Cap Fund itself is unable to meet its obligations.

Election and Term of Trustees. Each Trustee of the Trust serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument, signed by at least a majority of the number of Trustees prior to such removal, specifying the date upon which such removal shall become effective. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of Mid Cap Fund and Small Cap Fund and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Fund Accounting Fees. DWS Scudder Fund Accounting Corporation (“DWS SFAC”), Two International Place, Boston, Massachusetts 02110, a subsidiary of DIMA, is responsible for determining the net asset value per share of Mid Cap Fund and maintaining the portfolio and general accounting records for the Fund. For the fiscal year ended November 30, 2007, the amount charged to Mid Cap Fund for this service aggregated $105,295.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of Small Cap Fund are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization between the Trust, on behalf of Small Cap Fund, and the Corporation, on behalf of Mid Cap Fund (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

The merger is structured as a transfer of all of the assets of Small Cap Fund to Mid Cap Fund in exchange for the assumption by Mid Cap Fund of all the liabilities of Small Cap Fund and for the issuance and delivery of Merger Shares to Small Cap Fund equal in aggregate value to the net value of the assets transferred to Mid Cap Fund.

After receipt of the Merger Shares, Small Cap Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Small Cap Fund, and the legal existence of Small Cap Fund will be terminated. Each shareholder of Small Cap Fund will receive a number of full and fractional Merger Shares of the same class(es) as, and equal in value as of the Valuation Time (as defined on page ___) to, the aggregate value of the shareholder’s Small Cap Fund shares.

Prior to the date of the merger, Small Cap Fund will sell all investments that are not consistent with the current investment objective, policies, restrictions and investment strategies of Mid Cap Fund, and declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and net realized capital gains, if any, through the date of the merger. The sale of such investments may increase the taxable distribution to shareholders

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of Small Cap Fund occurring prior to the merger above that which they would have received absent the merger.

The Trustees of the Trust have voted unanimously to approve the Agreement and the proposed merger and to recommend that shareholders also approve the merger. The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Small Cap Fund, as defined in the 1940 Act.

In the event that the merger does not receive the required shareholder approval, each Fund will continue to be managed as a separate Fund in accordance with its current investment objective and policies, and the Trustees of the Trust and Directors of the Corporation may consider such alternatives as may be in the best interests of each Fund.

Background and Trustees’ Considerations Relating to the Proposed Merger. DeAM first discussed the merger with the Trustees in late 2007. DeAM advised the Trustees that it had proposed the merger to address several related issues. First, DeAM noted that Small Cap Fund was shrinking in size due to redemption activity, and faced limited prospects for future asset growth. Second, DeAM observed that due to this shrinking asset base, the Fund’s gross expense ratio had increased and would continue to increase in the event of further loss of assets. Third, DeAM advised the Trustees that it had carefully considered various alternatives to improve the Fund’s performance, and had concluded that the best available alternative for Fund shareholders would be to merge the Fund into the Mid Cap Fund, a Fund DeAM observed has provided superior risk-adjusted returns for its shareholders.

The Trustees of Small Cap Fund conducted a thorough review of the potential implications of the merger on the Fund’s shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DeAM. In the course of their review, the Trustees requested and received substantial additional information. In particular, the Trustees requested and reviewed a detailed analysis from DeAM as to why DeAM had concluded that Mid Cap Fund was the best available alternative for Fund shareholders. As part of their deliberations, the Trustees also considered a report of the Board’s Independent Fee Consultant with respect to the reasonableness of the Mid Cap Fund’s fee schedule.

On March 30, 2008, the Trustees of Small Cap Fund, including all Trustees who are not “interested persons” of the Fund (as defined by the 1940 Act) (“Independent Trustees”), approved the terms of the merger. The Trustees also unanimously agreed to recommend that the merger be approved by Small Cap Fund’s shareholders.

In determining to recommend that the shareholders of Small Cap Fund approve the merger, the Trustees considered, among others, the factors described below:

•

DeAM’s recommendation that Mid Cap Fund was the best available alternative for shareholders of Small Cap Fund. In this regard, DeAM advised the Trustees that DWS Dreman Small Cap Value Fund is subject to restrictions on new investments due to investment capacity constraints, and thus could not be considered as a potential merger partner.

•

Similarities and differences between Small Cap Fund’s and Mid Cap Fund’s investment strategies. In this regard, the Trustees observed that while the average market capitalization of Mid Cap Fund’s holdings is larger than that of Small Cap Fund (see response to Question #4 “What are the investment goals, policies and restrictions of the Funds?” in the “Synopsis”), both Funds invest primarily in “value” stocks.

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•

Mid Cap Fund is subadvised by Dreman Value Management LLC, a well established and highly regarded investment manager. In this regard, the Trustees observed that DeAM had recommended this merger as the best available alternative for Fund shareholders, notwithstanding the fact that the merger would result in a loss of revenue to DeAM as a result of sharing a substantial portion of its investment advisory fee with an unaffiliated subadviser.

•

The investment advisory fee schedule for Mid Cap Fund would be amended immediately prior to the merger so as to ensure that the effective advisory fees paid by the combined fund will be the same or lower at all asset levels as compared to the advisory fees paid by Small Cap Fund.

•

The estimated operating expense ratios of the combined fund are expected to be the same or lower than the current operating expense ratios of Small Cap Fund, and that DeAM has agreed to cap the total operating expense ratios of the combined fund at levels that are lower than the current total expense ratios of Small Cap Fund for at least the one year period following the merger.

•

The investment performance of Small Cap Fund and Mid Cap Fund. In this regard, the Trustees observed that Small Cap Fund had experienced poor relative performance in recent periods, and considered DeAM’s recommendation that a merger into Mid Cap Fund represented the best opportunity to improve performance.

•

DeAM’s commitment to cap the expenses to be incurred by Small Cap Fund in connection with the merger. More specifically, DeAM has agreed to bear expenses incurred by Small Cap Fund in connection with the merger, including any incremental trading costs expected to be incurred by Small Cap Fund as a result of the merger, to the extent such expenses exceed $330,000, the expected cost savings to be realized by Small Cap Fund during the one year period following the merger. For these purposes, "incremental trading costs" means any positive difference between (a) and (b), where (a) equals the sum of (i) trading costs incurred by Mid Cap Fund during the twelve month period ended March 31, 2008 and (ii) trading costs incurred by Small Cap Fund in connection with the merger (in each case expressed in basis points), and (b) equals trading costs incurred by Small Cap Fund during the twelve month period ended March 31, 2008 (expressed in basis points).

•

The merger would provide continuity of privileges within the DWS fund family for shareholders of Small Cap Fund. The Trustees also considered that a merger with another DWS fund meant that shareholders would continue to be invested in a fund subject to the same compliance policies and procedures, and in this regard considered DeAM’s substantial commitment of resources to compliance matters.

•	The terms and conditions of the Agreement, which the Trustees concluded were fair and reasonable and consistent with industry practice.
•	The services available to shareholders of each class of Mid Cap Fund are substantially identical to those available to shareholders of the corresponding classes of Small Cap Fund.
•

The prospects for the combined fund to attract additional assets. In this regard, DeAM advised the Trustees that it believed that the combined fund is more likely to attract additional assets than Small Cap Fund, thus creating more opportunities for economies of scale.

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•

The tax consequences of the merger on Small Cap Fund and its shareholders, as well as historical and pro forma attributes of Small Cap Fund (see “Certain Federal Income Tax Consequences”). The Trustees considered the potentially negative impact of the merger on shareholders and determined that any such impact was likely to be outweighed by the expected benefits, including those summarized above. The Trustees also considered that certain other alternatives, such as liquidating the Fund, could result in a taxable gain (or loss) to shareholders depending on their tax basis in their shares, whereas a tax-free reorganization allows shareholders whose share value exceeds their tax basis to avoid a recognition event.

Based on all of the foregoing, the Trustees concluded that Small Cap Fund’s participation in the merger would be in the best interests of Small Cap Fund and would not dilute the interests of Small Cap Fund’s existing shareholders. The Trustees of Small Cap Fund, including the Independent Trustees, unanimously recommend that shareholders of the Fund approve the merger.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Exhibit A. The Agreement provides that Mid Cap Fund will acquire all of the assets of Small Cap Fund solely in exchange for the assumption by Mid Cap Fund of all liabilities of Small Cap Fund and for the issuance of Merger Shares equal in value to the value of the transferred assets net of assumed liabilities. The shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the Funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on July 18, 2008, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

Small Cap Fund will transfer all of its assets to Mid Cap Fund, and in exchange, Mid Cap Fund will assume all liabilities of Small Cap Fund and deliver to Small Cap Fund a number of full and fractional Merger Shares of each class having an aggregate net asset value equal to the value of the assets of Small Cap Fund attributable to shares of the corresponding class of Small Cap Fund, less the value of the liabilities of Small Cap Fund assumed by Mid Cap Fund attributable to shares of such class of Small Cap Fund. Immediately following the transfer of assets on the Exchange Date, Small Cap Fund will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by Small Cap Fund, with Merger Shares of each class being distributed to holders of shares of the corresponding class of Small Cap Fund. As a result of the proposed transaction, each shareholder of Small Cap Fund will receive a number of Merger Shares of each class equal in aggregate value at the Valuation Time to the value of Small Cap Fund shares of the corresponding class surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of Mid Cap Fund in the name of such Small Cap Fund shareholders, each account representing the respective number of full and fractional Merger Shares of each class due the respective shareholder. New certificates for Merger Shares will not be issued.

The Trustees of the Trust and the Directors of the Corporation have determined that the interests of their respective Fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and the Trustees of the Trust and the Directors of the Corporation have determined that the proposed merger is in the best interests of their respective Fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of Mid Cap Fund and Small Cap Fund, (ii) by either party if the merger shall not be consummated by October 31, 2008 or (iii) by either party if the other party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

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If shareholders of Small Cap Fund approve the merger, Small Cap Fund agrees to coordinate its portfolio with Mid Cap Fund’s portfolio from the date of the Agreement up to and including the Exchange Date in order that, when the assets of Small Cap Fund are added to the portfolio of Mid Cap Fund, the resulting portfolio will meet the investment objective, policies, restrictions and strategies of Mid Cap Fund. DeAM has represented that 100% of the portfolio of Small Cap Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire other securities consistent with Mid Cap Fund’s investment objectives, policies, restrictions and strategies.

Fees and expenses, including legal and accounting expenses, SEC registration fees, portfolio transfer taxes (if any), the trading costs described above and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by Small Cap Fund. However, DeAM has agreed to bear expenses incurred by Small Cap Fund in connection with the merger, including any incremental trading costs expected to be incurred by Small Cap Fund as a result of the merger, to the extent such expenses exceed $330,000, the expected cost savings to be realized by Small Cap Fund during the one year period following the merger. For these purposes, "incremental trading costs" means any positive difference between (a) and (b), where (a) equals the sum of (i) trading costs incurred by Mid Cap Fund during the twelve month period ended March 31, 2008 and (ii) trading costs incurred by Small Cap Fund in connection with the merger (in each case expressed in basis points), and (b) equals trading costs incurred by Small Cap Fund during the twelve month period ended March 31, 2008 (expressed in basis points).

Description of the Merger Shares. Merger Shares will be issued to Small Cap Fund’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C and Class S shares of Mid Cap Fund.

Small Cap Fund shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of Small Cap Fund. In other words, your Merger Shares will be treated as having been purchased on the date you purchased your Small Cap Fund shares and for the price you originally paid. For more information on the characteristics of each class of Merger Shares, please see the applicable Mid Cap Fund prospectus, a copy of which was mailed with this Prospectus/Proxy Statement.

Certain Federal Income Tax Consequences. As a condition to each Fund’s obligation to consummate the reorganization, each Fund will receive a tax opinion from Willkie Farr & Gallagher LLP, special tax counsel, (which opinion will be based on certain factual representations of the Funds and certain customary assumptions), to the effect that, on the basis of the existing provisions of the US Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

The acquisition by Mid Cap Fund of all of the assets of Small Cap Fund solely in exchange for Merger Shares and the assumption by Mid Cap Fund of all of the liabilities of Small Cap Fund, followed by the distribution by Small Cap Fund to its shareholders of Merger Shares in complete liquidation of Small Cap Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Small Cap Fund and Mid Cap Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

Under Section 361 of the Code, Small Cap Fund will not recognize gain or loss upon the transfer of its assets to Mid Cap Fund in exchange for Merger Shares and the assumption of Small Cap Fund’s liabilities by Mid Cap Fund, and Small Cap Fund will not recognize gain or loss upon the distribution to its shareholders of the Merger Shares in liquidation of Small Cap Fund.

Under Section 354 of the Code, shareholders of Small Cap Fund will not recognize gain or loss on the receipt of Merger Shares solely in exchange for Small Cap Fund shares.

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Under Section 358 of the Code, the aggregate basis of the Merger Shares received by each shareholder of Small Cap Fund will be the same as the aggregate basis of Small Cap Fund shares exchanged therefor.

Under Section 1223(1) of the Code, the holding period of the Merger Shares received by each Small Cap Fund shareholder will include the holding period of the Small Cap Fund shares exchanged therefor, provided that the Small Cap Fund shareholder held the Small Cap Fund shares at the time of the reorganization as a capital asset.

Under Section 1032 of the Code, Mid Cap Fund will not recognize gain or loss upon the receipt of the assets of Small Cap Fund in exchange for Merger Shares and the assumption by Mid Cap Fund of all the liabilities of Small Cap Fund.

Under Section 362(b) of the Code, the basis of the assets of Small Cap Fund transferred to Mid Cap Fund in the reorganization will be the same in the hands of Mid Cap Fund as the basis of such assets in the hands of Small Cap Fund immediately prior to the transfer.

Under Section 1223(2) of the Code, the holding periods of the assets of Small Cap Fund transferred to Mid Cap Fund in the reorganization in the hands of Mid Cap Fund will include the periods during which such assets were held by Small Cap Fund.

All or substantially all of the portfolio assets of Small Cap Fund will be sold in connection with the merger. The tax effect of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and Small Cap Fund’s basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to Small Cap Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) will be distributed as ordinary dividends. All such distributions will be made during or with respect to the year of sale and will be taxable to shareholders.

After the merger, the availability of Small Cap Fund’s pre-merger capital losses to offset or defer recognition of capital gains for the benefit of Small Cap Fund shareholders may be reduced. This will be true if Small Cap Fund has substantial realized losses at the time of the merger and Mid Cap Fund does not. In that case, Small Cap Fund’s losses will be spread over the larger asset base of the combined fund, causing a decrease for Small Cap Fund shareholders in the amount of losses available to offset future gains.

Also, the combined fund’s ability to use Small Cap Fund’s or Mid Cap Fund’s pre-merger capital losses may be limited under certain tax rules applicable to mergers of this type. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the merger and the amount of unrealized capital gains in the funds at the time of the merger. If the merger had occurred on December 27, 2007, for example, some of these limitations would not have applied; others would likely not have had any economic impact.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

The portfolio turnover rate for Mid Cap Fund, i.e., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio (excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the period ended

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November 30, 2007 was 82%. The portfolio turnover rate for Small Cap Fund for the period ended July 31, 2007 was 109%. A higher portfolio turnover rate involves greater brokerage and transaction expenses to a fund and may result in the realization of increased net capital gains, including increased net short-term capital gains, which would be taxable to shareholders when distributed (and in the case of net short-term capital gains, would be taxed as ordinary income).

Each Fund intends to distribute dividends from its investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains, after utilization of capital loss carryforwards, if any, annually in December. An additional distribution may be made if necessary. Shareholders of each Fund can have their dividends and distributions automatically invested in additional shares of the same class of that Fund, or a different fund in the same family of funds, at net asset value and credited to the shareholder’s account on the payment date or, at the shareholder’s election, sent to the shareholder by check. If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested in the shareholder’s account. If the Agreement is approved by Small Cap Fund’s shareholders, Small Cap Fund will pay its shareholders a distribution of all undistributed net investment company taxable income (computed without regard to any deduction for dividends paid) and undistributed realized net capital gains (after reduction by any capital loss carryforwards) immediately prior to the Closing (as defined in the Agreement).

While as noted above, shareholders are not expected to recognize any gain or loss upon the exchange of their shares in the merger, increases in the Funds’ portfolio turnover rates, net investment income and net realized capital gains, and a potential decrease in capital losses available to offset future gains may result in future taxable distributions to shareholders arising indirectly from the merger.

Capitalization. The following table sets forth the capitalization of each Fund as of November 30, 2007, and of Mid Cap Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Small Cap Fund	Mid Cap Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$12,730,512	$48,013,582	—	$60,744,094
Class B Shares	$2,308,981	$3,516,662	—	$5,825,643
Class C Shares	$5,827,776	$19,741,880	—	$25,569,656
Class S Shares	$197,861,078	$13,876,712	—	$211,737,790
Institutional Class	$—	$6,855,739	—	$6,855,739
Total Net Assets	$218,728,347	$92,004,575	—	$310,732,922
Shares Outstanding
Class A Shares	621,968	3,808,662	387,876	4,818,506
Class B Shares	119,310	280,783	65,047	465,140
Class C Shares	299,788	1,578,106	166,067	2,043,961
Class S Shares	9,663,413	1,097,742	5,988,740	16,749,895
Institutional Class	—	541,703	—	541,703
Net Asset Value Per Share
Class A Shares	$20.47	$12.61		$12.61
Class B Shares	$19.35	$12.52		$12.52
Class C Shares	$19.44	$12.51		$12.51
Class S Shares	$20.48	$12.64		$12.64
Institutional Class	—	$12.66		$12.66

(1)

Assumes the merger had been consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of Mid Cap Fund will be received by the shareholders of Small Cap Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of Mid Cap Fund that actually will be received on or after such date.

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The Trustees of the Trust, a majority of whom are independent Trustees, unanimously recommend approval of the merger.

V. INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of Small Cap Fund into Mid Cap Fund and the solicitation of proxies by and on behalf of the Trustees of the Trust for use at the Special Meeting of Small Cap Fund Shareholders (the “Meeting”). The Meeting is to be held on June 30, 2008 at 3:00 p.m. Eastern time at the offices of DIMA, 345 Park Avenue, 27th Floor, New York, New York 10154, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about ______________________, 2008.

As of April 29, 2008, Small Cap Fund had the following shares outstanding:

Share Class	Number of Shares
Class A
Class B
Class C
Class S

Only shareholders of record on April 29, 2008 will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

The Trustees of the Trust know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees’ intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Required Vote. Proxies are being solicited from Small Cap Fund’s shareholders by the Trust’s Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of the holders of a majority of the outstanding voting securities of Small Cap Fund as defined in the 1940 Act as (A) 67% or more of the voting securities of Small Cap Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of Small Cap Fund are present or represented by proxy; or (B) more than 50% of the outstanding voting securities of Small Cap Fund, whichever is less.

Record Date, Quorum and Method of Tabulation. Shareholders of record of Small Cap Fund at the close of business on April 29, 2008 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least thirty percent (30%) of the shares of Small Cap Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Small Cap Fund as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval

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of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership. As of April 29, 2008, the officers and Trustees of the Trust as a group beneficially owned [less than 1%] of the outstanding shares of Small Cap Fund and the officers and Directors of the Corporation as a group beneficially owned [less than 1%] of the outstanding shares of Mid Cap Fund. To the best of the knowledge of Small Cap Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Small Cap Fund as of such date:

Class	Shareholder Name and Address	Percentage Owned

To the best of the knowledge of Mid Cap Fund, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of Mid Cap Fund as of April 29, 2008:

Class	Shareholder Name and Address	Percentage Owned

Solicitation of Proxies. In addition to soliciting proxies by mail, certain officers and representatives of the Trust, officers and employees of the Advisor and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

Computershare Fund Services, Inc. (“Computershare”) has been engaged to assist in the solicitation of proxies, at an estimated cost of $38,259. As the Meeting date approaches, certain shareholders of Small Cap Fund may receive a telephone call from a representative of Computershare if their votes have not yet been received. Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of Small Cap Fund. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Computershare representative is required to ask for each shareholder’s full name and address, or the zip code, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Computershare representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the

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information provided to Computershare, then the Computershare representative has the responsibility to explain the process, read the proposal on the proxy card, and ask for the shareholder’s instructions on the proposal. Although the Computershare representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Prospectus/Proxy Statement. Computershare will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Computershare immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your proxy card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with the Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact Computershare toll-free at Computershare. Any proxy given by a shareholder is revocable until voted at the Meeting.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. The cost of preparing, printing and mailing the enclosed proxy card and Prospectus/Proxy Statement, and all other costs incurred in connection with the solicitation of proxies for Small Cap Fund, including any additional solicitation made by letter, telephone or telegraph, will be paid by Small Cap Fund (subject to the cap described above).

Revocation of Proxies. Proxies, including proxies given by telephone or over the Internet, may be revoked at any time before they are voted either (i) by a written revocation received by the Secretary of the Fund at Two International Place, Boston, MA 02110, (ii) by properly submitting a later-dated proxy that is received by the Fund at or prior to the Meeting or (iii) by attending the Meeting and voting in person. Merely attending the Meeting without voting, however, will not revoke a previously submitted proxy.

Adjournment and Postponement. The Meeting may, by action of the chairman of the Meeting, be adjourned without notice with respect to the proposal to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to the proposal. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders and any adjournment must be approved by the vote of the holders of a majority of the shares present and entitled to vote with respect to the proposal without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies, be voted in favor of such adjournment. The Board of Trustees may postpone the Meeting of shareholders prior to the Meeting with notice to the shareholders entitled to vote at the Meeting.

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EXHIBIT  A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of __________, 2008, by and among DWS Value Series, Inc. (the “Acquiring Corporation”), a Maryland corporation, on behalf of DWS Dreman Mid Cap Value Fund (the “Acquiring Fund”), a series of the Acquiring Corporation; DWS Securities Trust (the “Acquired Trust”), a Massachusetts business trust, on behalf of DWS Small Cap Value Fund (the “Acquired Fund” and, together with the Acquiring Fund, each a “Fund” and collectively the “Funds”); and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser to the Funds (for purposes of section 10.2 of the Agreement only). The principal place of business of the Acquiring Corporation is 222 South Riverside Plaza, Chicago, Illinois 60606 and the principal place of business for the Acquired Trust is Two International Place, Boston, Massachusetts 02110.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class S voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the Class A, Class B, Class C and Class S shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.          Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration for Acquiring Fund Shares, the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1       Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in section 1.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to the Class A, Class B, Class C and Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in section 2.2; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation to the Acquired Fund’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 3.1 (the “Closing”).

1.2       The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles

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generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).

1.3       The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 3.1.

1.4       On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5       Immediately after the transfer of Assets provided for in section 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 2.1), on a pro rata basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Class A, Class B, Class C and Class S Acquiring Fund Shares to be so credited to the Class A, Class B, Class C and Class S Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of the same class owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C and Class S shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

1.6       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s then-current prospectuses and statements of additional information for Class A, Class B, Class C and Class S shares.

1.7       Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8       All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

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2.	Valuation

2.1       The value of the Assets and liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in section 3.1 (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Corporation’s Articles of Amendment and Restatement and the Acquiring Fund’s then-current prospectuses or statements of additional information for Class A, Class B, Class C and Class S shares, copies of which have been delivered to the Acquired Fund.

2.2       The net asset value of a Class A, Class B, Class C and Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the valuation procedures referred to in section 2.1.

2.3       The number of Class A, Class B, Class C and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined with respect to each such class by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C and Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share of the same class determined in accordance with section 2.2.

2.4       All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by such Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of the other Fund.

3.	Closing and Closing Date

3.1       The Closing of the transactions contemplated by this Agreement shall be July 21, 2008, or such later date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

3.2       The Acquired Fund shall deliver to the Acquiring Fund on the Closing Date a schedule of Assets.

3.3       State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

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3.4       DWS Scudder Investments Service Company (“DWS SISC”), as transfer agent for the Acquired Trust, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

3.5       In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees/Directors (each a “Board”) of either party to this Agreement, accurate appraisal of the value of the net assets with respect to the Class A, Class B, Class C and Class S shares of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.6       The liabilities of the Acquired Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement, including but not limited to, any deferred compensation to the Acquired Fund’s trustees.

4.	Representations and Warranties

4.1       The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)        The Acquired Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Declaration of Trust. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b)       The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

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(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d)       The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Declaration of Trust, as amended, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e)        Other than as disclosed on a schedule provided by the Acquired Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended July 31, 2007, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)       Since July 31, 2007, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h)       At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall

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have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)        For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (determined without regard to the deduction of dividends paid) and net capital gain (as such terms are defined in the Code) that has accrued through the Closing Date;

(j)        All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS SISC, as provided in section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(k)       At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to section 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;

(l)        The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)      The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

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(n)       The current prospectuses and statements of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o)       The Registration Statement referred to in section 5.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

4.2       The Acquiring Corporation, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)        The Acquiring Corporation is a Maryland corporation duly organized and validly existing under the laws of the State of Maryland with power under the Acquiring Corporation’s Articles of Amendment and Restatement, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Corporation duly designated in accordance with the applicable provisions of the Acquiring Corporation’s Articles of Amendment and Restatement. The Acquiring Corporation and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Corporation or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b)       The Acquiring Corporation is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c)        No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d)       The Acquiring Corporation is not, and the execution, delivery and performance of this Agreement by the Acquiring Corporation will not result (i) in violation of Maryland law or of the Acquiring Corporation’s Articles of Amendment and Restatement, or By-Laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of

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any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e)        Other than as disclosed on a schedule provided by the Acquiring Fund, no material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business, other than as disclosed in the foregoing schedule, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f)        The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended November 30, 2007, have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g)       Since November 30, 2007, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h)       At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i)        For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

(j)        All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable,

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and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any of the Acquiring Fund Shares;

(k)       The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable.

(l)        At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

(m)      The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board members of the Acquiring Corporation (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n)       The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o)       The current prospectuses and statements of additional information of the Acquiring Fund with respect to Class A, Class B, Class C and Class S shares conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p)       The Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

(q)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

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5.	Covenants of the Acquiring Fund and the Acquired Fund

5.1       The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds’ normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Trust and Acquiring Corporation covenant and agree to coordinate the respective portfolios of the Acquired Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolio will meet the Acquiring Fund’s investment objective, policies, strategies and restrictions, as set forth in the Acquiring Fund’s prospectuses for Class A, Class B, Class C and Class S shares, copies of which have been delivered to the Acquired Fund.

5.2       Upon reasonable notice, the Acquiring Corporation’s officers and agents shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

5.3       The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than August 25, 2008.

5.4       The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5       The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.6       Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.7       Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Corporation will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

5.8       The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring

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Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9       The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

5.10     The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund.

5.11     As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

5.12     The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.13     The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Trust, the Acquiring Corporation, the Acquiring Fund nor the Acquired Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Trust and the Acquired Fund, and the Acquiring Corporation and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP to render the tax opinion contemplated herein in section 8.5.

5.14     At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

5.15     The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets of the Acquired Fund that it does not wish to acquire because they are not consistent with the current investment objective, policies, restrictions and strategies of the Acquiring Fund, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Fund agrees to identify in writing prior to the Closing Date any assets that it would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s investment objective, policies, restrictions and strategies prior to the Closing Date.

6.	Conditions Precedent to Obligations of the Acquired Fund

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The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1       All representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund or its investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

6.2       The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Acquiring Corporation’s President or a Vice President, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Corporation, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

6.3       The Acquired Fund shall have received on the Closing Date an opinion of Vedder Price P.C., in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a)	the Acquiring Corporation has been formed and is an existing corporation;

(b)       the Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquiring Corporation’s registration statement under the 1940 Act;

(c)        the Agreement has been duly authorized, executed and delivered by the Acquiring Corporation, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Corporation, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)       the execution and delivery of the Agreement did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Corporation’s Articles of Amendment and Restatement, or By-laws; and

(e)        to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquiring Fund pursuant to section 4.2(e) of the Agreement, the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Corporation is registered as an investment company under the 1940 Act and no stop order suspending the effectiveness of its registration statement has been issued under the 1933 Act and no order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act has been issued, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United

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States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Vedder Price P.C. of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

6.4       The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

6.5       The Acquiring Corporation, on behalf of the Acquiring Fund, shall have adopted a revised management fee schedule under its [Amended and Restated Investment Management Agreement] as follows:

Net Assets	Management Fee
First $250 million	0.665%
Next $250 million	0.635%
Next $2.0 billion	0.615%
Next $1.5 billion	0.595%
Thereafter	0.575%

6.6       The Acquiring Fund shall have entered into an expense cap agreement with DIMA limiting the expenses of the Class A, Class B, Class C and Class S shares of the Acquiring Fund to [1.35%], [2.05%], [2.05%] and [1.00%], respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses, for a period of one year commencing on the Closing Date, in a form reasonably satisfactory to the Acquired Fund.

7.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1       All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund or its investment adviser, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

7.2       The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

7.3       The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Acquired Trust’s President or a Vice President, in a form reasonably satisfactory to the Acquiring Corporation, on behalf of the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Trust, on behalf of the

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Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.4       The Acquiring Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a)        the Acquired Trust has been formed and is validly existing as a business trust;

(b)       the Acquired Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Acquired Trust’s registration statement under the 1940 Act;

(c)        the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(d)       the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Declaration of Trust, as amended, or By-laws; and

(e)        to the knowledge of such counsel, and without any independent investigation, (i) other than as disclosed on the schedule provided by the Acquired Trust pursuant to section 4.1(e) of the Agreement, the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Fund is duly registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund’s assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Corporation and the Acquired Trust.

7.5       The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8.	Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval

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shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1.

8.2       On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       The parties shall have received an opinion of Willkie Farr & Gallagher LLPaddressed to each of the Acquiring Fund and the Acquired Fund, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the acquisition by Acquiring Fund of all of the assets of Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund, followed by the distribution by Acquired Fund to its shareholders of Acquiring Fund Shares in complete liquidation of Acquired Fund, all pursuant to the Agreement, constitutes a reorganization within the meaning of Section 368(a) of the Code, and Acquiring Fund and Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 361 of the Code, Acquired Fund will not recognize gain or loss upon the transfer of its assets to Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund liabilities by Acquiring Fund, and Acquired Fund will not recognize gain or loss upon the distribution to its shareholders of the Acquiring Fund Shares in liquidation of Acquired Fund; (iii) under Section 354 of the Code, shareholders of Acquired Fund will not recognize gain or loss on the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares; (iv) under Section 358 of the Code, the aggregate basis of the Acquiring Fund Shares received by each shareholder of Acquired Fund will be the same as the aggregate basis of Acquired Fund shares exchanged therefor; (v) under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund shareholder will include the holding period of Acquired Fund shares exchanged therefor, provided that the Acquired Fund shareholder held the Acquired Fund shares at the time of the reorganization as a capital asset; (vi) under Section 1032 of the Code, Acquiring Fund will not recognize gain or loss upon the receipt of assets of Acquired Fund in exchange for Acquiring Fund Shares and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund; (vii) under Section 362(b) of the Code, the basis of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization will be the same in the hands of Acquiring Fund as the basis of such assets in the hands of Acquired Fund immediately prior to the transfer; and (viii) under Section 1223(2) of the Code, the holding periods of the assets of Acquired Fund transferred to Acquiring Fund in the reorganization in the hands of Acquiring Fund will include the periods during which such assets were held by Acquired Fund. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher LLP of representations it shall reasonably request of each of the Acquiring Corporation and Acquired Trust. Notwithstanding anything herein to the

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contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this Section 8.5.

9.	Indemnification

9.1       The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Trust’s trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust or any of its trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2       The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Corporation’s directors and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Corporation or any of its directors or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10.	Fees and Expenses

10.1     The Acquiring Corporation, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

10.2     The Acquired Fund will bear all the expenses associated with the Reorganization, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the reconfiguration of its portfolio, as designated by the Acquiring Fund, in anticipation of the Reorganization. DIMA agrees to bear expenses incurred by the Acquired Fund in connection with the Reorganization, including any incremental trading costs expected to be incurred by the Acquired Fund as a result of the Reorganization, to the extent such expenses exceed $330,000 during the one year period following the Reorganization. For these purposes, "incremental trading costs" means any positive difference between (a) and (b), where (a) equals the sum of (i) trading costs incurred by the Acquiring Fund during the twelve month period ended March 31, 2008 and (ii) trading costs incurred by the Acquired Fund in connection with the merger (in each case expressed in basis points), and (b) equals trading costs incurred by the Acquired Fund during the twelve month period ended March 31, 2008 (expressed in basis points).

11.	Entire Agreement

The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

12.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before October 31, 2008, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such

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termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by any authorized officer of the Acquired Fund and any authorized officer of the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

14.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, Massachusetts 02110, with a copy to Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110-2624, Attention: John Gerstmayr, Esq., or to the Acquiring Fund, 222 South Riverside Plaza, Chicago, Illinois 60606, with a copy to Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, Attention: David A. Sturms, Esq. or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15.	Headings; Counterparts; Assignment; Limitation of Liability

15.1     The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4     References in this Agreement to the Acquired Trust mean and refer to the trustees of the Acquired Trust from time to time serving under its Declaration of Trust on file with the Secretary of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which the Acquired Trust conducts its business. References in this Agreement to the Acquiring Corporation mean and refer to the officers of the Acquiring Corporation from time to time serving under its Articles of Amendment and Restatement, as amended from time to time, pursuant to which the Acquiring Corporation conducts its business. It is expressly agreed that the obligations of the Acquired Trust and Acquiring Corporation hereunder shall not be binding upon any of the trustees, directors, shareholders,

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nominees, officers, agents, or employees of the Acquired Trust, Acquiring Corporation or the Funds personally, but bind only the respective property of the Funds, as provided in the Acquired Trust’s and the Acquiring Corporation’s charter documents. Moreover, no series of either the Acquired Trust or the Acquiring Corporation other than the Funds shall be responsible for the obligations of the Acquired Trust and Acquiring Corporation hereunder, and all persons shall look only to the assets of the Funds to satisfy the obligations of the Acquired Trust and Acquiring Corporation hereunder. The execution and the delivery of this Agreement have been authorized by each of the Acquired Trust’s and Acquiring Corporation’s trustees/directors, on behalf of the applicable Fund, and this Agreement has been signed by authorized officers of each Fund acting as such, and neither such authorization by such trustees/directors, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Funds, as provided in the Acquired Trust’s Declaration of Trust and the Acquiring Corporation’s charter documents.

Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Acquired Trust or Acquiring Corporation or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

15.5     This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland, without regard to its principles of conflicts of laws.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest: Secretary	DWS VALUE SERIES, INC., on behalf of DWS Dreman Mid Cap Value Fund By: Its:
Attest: Secretary	DWS SECURITIES TRUST, on behalf of DWS Small Cap Value Fund By: Its:
AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 10.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. By: Its:

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EXHIBIT  B

FINANCIAL HIGHLIGHTS

Class A Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$11.96	$10.04	$10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.09	(.01)
Net realized and unrealized gain (loss)	.79	1.84	.05
Total from investment operations	.89	1.93	.04
Less distributions from: Net investment income	(.09)	(.01)	—
Net realized gains	(.15)	—	—
Total distributions	(.24)	(.01)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$12.61	$11.96	$10.04
Total Return (%)[c,d]	7.54	19.20	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	21	4
Ratio of expenses before expense reductions (%)	1.61	2.55	6.68*
Ratio of expenses after expense reductions (%)	1.35	1.25[e]	2.81*
Ratio of net investment income (loss) (%)	.79	.86	(.51)*
Portfolio turnover rate (%)	82	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November  30,  2005.

[b] Based on average shares outstanding during period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes reimbursement of the Fund’s organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.

*       Annualized

**      Not annualized

***     Amount is less than $.005.

B-1

Class B Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$11.87	$10.02	$10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.02	(.03)
Net realized and unrealized gain (loss)	.79	1.83	.05
Total from investment operations	.80	1.85	.02
Less distributions from: Net realized gains	(.15)	—	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$12.52	$11.87	$10.02
Total Return (%)[c,d]	6.72	18.46	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	1
Ratio of expenses before expense reductions (%)	2.46	3.36	7.41*
Ratio of expenses after expense reductions (%)	2.05	1.95[e]	3.51*
Ratio of net investment income (loss) (%)	.09	.16	(1.21)*
Portfolio turnover rate (%)	82	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November  30,  2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes reimbursement of the Fund’s organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.

*       Annualized

**      Not annualized

***     Amount is less than $.005.

B-2

Class C Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$11.86	$10.02	$10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.02	(.03)
Net realized and unrealized gain (loss)	.79	1.82	.05
Total from investment operations	.80	1.84	.02
Less distributions from: Net realized gains	(.15)	—	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$12.51	$11.86	$10.02
Total Return (%)[c,d]	6.81	18.36	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	9	2
Ratio of expenses before expense reductions (%)	2.37	3.34	7.46*
Ratio of expenses after expense reductions (%)	2.05	1.95[e]	3.51*
Ratio of net investment income (loss) (%)	.09	.16	(1.21)*
Portfolio turnover rate (%)	82	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November  30,  2005.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratio of operating expenses includes reimbursement of the Fund’s organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.

*       Annualized

**      Not annualized

***     Amount is less than $.005.

B-3

Class S Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$11.97	$10.05	$10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.13	(.00)***
Net realized and unrealized gain (loss)	.80	1.85	.05
Total from investment operations	.94	1.98	.05
Less distributions from: Net investment income	(.12)	(.06)	—
Net realized gains	(.15)	—	—
Total distributions	(.27)	(.06)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$12.64	$11.97	$10.05
Total Return (%)[c]	7.88	19.88	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	6	2
Ratio of expenses before expense reductions (%)	1.37	2.27	6.38*
Ratio of expenses after expense reductions (%)	1.00	.90[d]	2.46*
Ratio of net investment income (loss) (%)	1.14	1.21	(.16)*
Portfolio turnover rate (%)	82	34	10

[a] For the period from August 2, 2005 (commencement of operations) to November  30,  2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratio of operating expenses includes reimbursement of the Fund’s organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.

*       Annualized

**      Not annualized

***     Amount is less than $.005.

B-4

                                                                                                                                                                                                            Page

I.	SYNOPSIS	3
II.	INVESTMENT STRATEGIES AND RISK FACTORS	10
III.	OTHER INFORMATION ABOUT THE FUNDS	15
IV.	INFORMATION ABOUT THE PROPOSED MERGER	19
V.	INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING	26

Exhibit A—Form of Agreement and Plan of Reorganization

Exhibit B—Financial Highlights

Proxy card enclosed.

For more information, please call your Fund’s proxy solicitor, Computershare Fund Services, Inc., at

1-877-225-6917.

i

[DWS SCUDDER LOGO]

DWS SECURITIES TRUST DWS SMALL CAP V ALUE FUND PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS 345 Park Avenue, 27th Floor, New York, New York 10154 [3:00 p.m.], Eastern time, on June 30, 2008	PROXY CARD

The undersigned hereby appoint(s) Patricia DeFilippis, Elisa Metzger and John Millette , and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournments or postponements therof (the “Special Meeting”), on the matter set forth in the Notice of Special Meeting of Shareholders and on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the Proposal. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting. Receipt of the Notice of Special Meeting and the related Proxy Statement/Prospectus is hereby acknowledged.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com

VOTE VIA THE TELEPHONE: [_____________]

999 9999 9999 999

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

______________________________________

Signature(s) (Title(s), if applicable)

______________________________________

Date

VOTING OPTIONS

Read your proxy statement and have it at hand when voting.

[GRAPHIC OMITTED]	[GRAPHIC OMITTED]	[GRAPHIC OMITTED]	[GRAPHIC OMITTED]
VOTE ON THE INTERNET	VOTE BY PHONE	VOTE BY MAIL	VOTE IN PERSON
Log on to:	[_________________ ]	Vote, sign and date this Proxy	Attend Shareholder Meeting
https://vote.proxy-direct.com	Follow the recorded	Card and return in the	345 Park Avenue, 27th Floor
Follow the on-screen instructions	instructions	postage-paid envelope	New York, NY 10154
available 24 hours	available 24 hours		on June 30, 2008

If you vote on the Internet or by telephone, you need not return this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES WITH RESPECT TO YOUR FUND. THE FOLLOWING MATTER IS PROPOSED BY YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK. Example:	[_]

VOTE ON PROPOSAL:	FOR	AGAINST	ABSTAIN
[___]	[___]	[___]
1.

Approving an Agreement and Plan of Reorganization and the transactions it contemplates, including the transfer of all of the assets of DWS Small Cap Value Fund (“Small Cap Fund”) to DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”), in exchange for shares of Mid Cap Fund and the assumption by Mid Cap Fund of all liabilities of Small Cap Fund, and the distribution of such shares, on a tax-free basis for federal income tax purposes, to the shareholders of Small Cap Fund in complete liquidation and termination of Small Cap Fund.

The appointed proxies will vote on any other business as may properly come before the Special Meeting.

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

NO POSTAGE REQUIRED.

                                 MARCH 1, 2008

                                   PROSPECTUS
                              ------------------

                 DWS LARGE CAP VALUE FUND - Classes A, B and C

            DWS DREMAN CONCENTRATED VALUE FUND - Classes A, B and C

           DWS DREMAN HIGH RETURN EQUITY FUND - Classes A, B, C and R

               DWS DREMAN MID CAP VALUE FUND - Classes A, B and C

               DWS DREMAN SMALL CAP VALUE FUND Classes A, B and C

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW EACH FUND WORKS
  4      DWS Large Cap Value Fund
 12      DWS Dreman Concentrated
         Value Fund
 20      DWS Dreman High Return
         Equity Fund
 27      DWS Dreman Mid Cap Value
         Fund
 35      DWS Dreman Small Cap Value
         Fund
 42      Other Policies and Secondary
         Risks
 44      Who Manages and Oversees
         the Funds
 50      Financial Highlights

HOW TO INVEST IN THE FUNDS
 67      Choosing a Share Class
 74      How to Buy Class A, B and C
         Shares
 75      How to Exchange or Sell
         Class A, B and C Shares
 76      How to Buy and Sell Class R
         Shares
 78      Policies You Should Know
         About
 93      Understanding Distributions
         and Taxes
 97      Appendix

HOW EACH FUND WORKS
On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

DWS Dreman Small Cap Value Fund is closed to new investors
(see "Policies You Should Know About" for additional information).

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                               Class A    Class B    Class C
  ticker symbol                KDCAX      KDCBX      KDCCX
    fund number                086        286        386

    DWS LARGE CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg.
            TM) Value Index (as of January 31, 2008, the Russell 1000 (Reg. TM)
            Value Index had a median market capitalization of $4.9 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Large Cap Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                                   DWS Large Cap Value Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

6 | DWS Large Cap Value Fund

            recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                                   DWS Large Cap Value Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Large Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

19.17   -10.73   15.69    1.56    -15.33   32.46    9.27    1.85   15.56   12.52
1998    1999     2000    2001     2002     2003    2004    2005    2006    2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 18.70%, Q2 2003              WORST QUARTER: -19.48%, Q3 2002

8 | DWS Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effect of maximum sales load.)

                                                  1 YEAR     5 YEARS    10 YEARS

 CLASS A
   Return before Taxes                              6.05       12.56      6.70
   Return after Taxes on Distributions              2.41       11.06      5.15
   Return after Taxes on Distributions
   and Sale of Fund Shares                          7.52*      10.72      5.22*
 CLASS B (Return before Taxes)                      8.81       12.83      6.43
 CLASS C (Return before Taxes)                     11.68       13.04      6.46
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                             -0.17      14.63      7.68
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                             5.49       12.83      5.91

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                                   DWS Large Cap Value Fund  | 9

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A     CLASS B   CLASS C

 SHAREHOLDER FEES, paid directly from your investment
_____________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1     None      None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                       None 2     4.00%     1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00         2.00      2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
_____________________________________________________________________________________
 Management Fee                                      0.42%        0.42%     0.42
 Distribution and/or Service (12b-1) Fee             0.23         0.99      0.98
 Other Expenses 4                                    0.35         0.42      0.34
 TOTAL ANNUAL OPERATING EXPENSES 5                   1.00         1.83      1.74

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   "Other Expenses" include an administrative services fee paid to the Advisor in the amount of 0.10%.

5   Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.14% for Class A shares and 1.89% for Class B and
   Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

10 | DWS Large Cap Value Fund

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $671         $875       $1,096       $1,729
 Class B shares*         586          876        1,190        1,730
 Class C shares          277          548          944        2,052

EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $671         $875       $1,096       $1,729
 Class B shares*         186          576          990        1,730
 Class C shares          177          548          944        2,052

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                                  DWS Large Cap Value Fund  | 11

                                         Class A    Class B    Class C
  ticker symbol                          LOPEX      LOPBX      LOPCX
    fund number                          444        644        744

    DWS DREMAN CONCENTRATED VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund's investment objective is long-term growth of capital.

            The fund seeks to achieve its objective by investing primarily in the common stocks of large companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund is classified as a non-diversified portfolio and normally invests in a core position of common stocks (normally
            20 to 25 stocks) that represent the portfolio managers' best ideas.
            The fund may hold a limited number of additional positions under unusual market conditions, to accommodate large inflows or outflows of cash, or to accumulate or reduce existing positions.

            The fund may invest up to 20% of total assets in foreign securities and up to 10% of total assets in high yield bonds ("junk" bonds).
            Compared to investment-grade bonds, junk bonds generally pay higher yields, have higher volatility and higher risk of default on payments of interest or principal.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth. Other fundamental factors that the portfolio managers consider are liquidity ratios, debt management, and return on equity.

12 | DWS Dreman Concentrated Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries. Because of the fund's emphasis on a limited number of issuers, the fund may have greater exposure to a particular sector or sectors than a more diversified
            portfolio.

            The portfolio managers may favor securities from different sectors and industries at different times, while still maintaining variety in terms of industries and companies represented. The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                        DWS Dreman Concentrated Value Fund  | 13

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            FOCUS RISK. A strategy of investing in a limited number of securities may increase the volatility of the fund's investment performance compared to a strategy of investing in a larger number of securities.

            NON-DIVERSIFICATION RISK. The fund is classified as non-diversified under the Investment Company Act of 1940, as amended. This means that the fund may invest in securities of relatively few issuers.
            Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the fund invested in a larger number of issuers.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that invests in a limited number of issuers and who can accept somewhat higher volatility.

14 | DWS Dreman Concentrated Value Fund

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                        DWS Dreman Concentrated Value Fund  | 15

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Concentrated Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

18.56      2.54
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 7.89%, Q2 2007               WORST QUARTER: -4.53%, Q4 2007

16 | DWS Dreman Concentrated Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                                   1 YEAR      SINCE INCEPTION*

 CLASS A
   Return before Taxes                              -3.35             7.16
   Return after Taxes on Distributions              -4.71             6.38
   Return after Taxes on Distributions
   and Sale of Fund Shares                          -1.23**           5.92
 CLASS B (Return before Taxes)                      -1.19             7.85
 CLASS C (Return before Taxes)                      1.67              8.92
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                             -0.17            10.62
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                             5.49             10.49

 *   Inception date for the fund was June 2, 2005. Index comparison begins on
     May 31, 2005.

 **   Returns after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction to the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                        DWS Dreman Concentrated Value Fund  | 17

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A    CLASS B    CLASS C

 SHAREHOLDER FEES, paid directly from your investment
________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1     None       None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                      None 2      4.00%      1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00      2.00       2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________________
 Management Fee                                     0.80%     0.80%      0.80%
 Distribution and/or Service (12b-1) Fee            0.24      0.99       0.99
 Other Expenses                                     0.56      0.60       0.53
 TOTAL ANNUAL OPERATING EXPENSES                    1.60      2.39       2.32
 Less Expense Waiver/Reimbursement 4                0.29      0.33       0.26
 NET ANNUAL OPERATING EXPENSES 4                    1.31      2.06       2.06

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund so that the total operating expenses will not exceed 1.31% for Class A shares and 2.06% for both Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

18 | DWS Dreman Concentrated Value Fund

Based on the costs above (including one year of capped expense in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $701       $1,024       $1,370       $2,343
 Class B shares*         609        1,014        1,446        2,324
 Class C shares          309          700        1,217        2,636

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $701       $1,024       $1,370       $2,343
 Class B shares*         209          714        1,246        2,324
 Class C shares          209          700        1,217        2,636

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                        DWS Dreman Concentrated Value Fund  | 19

                                         Class A    Class B    Class C    Class R
  ticker symbol                          KDHAX      KDHBX      KDHCX      KDHRX
    fund number                          087        287        387        1506

    DWS DREMAN HIGH RETURN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve a high rate of total return.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of January 31, 2008, the S&P 500
            Index had a median market capitalization of $11.8 billion) and that the portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

20 | DWS Dreman High Return Equity Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

                                        DWS Dreman High Return Equity Fund  | 21

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

22 | DWS Dreman High Return Equity Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In the table, the performance figures for Class R prior to its inception,
October 1, 2003, are based on the historical performance of the fund's original share class (Class A), adjusted to reflect the higher gross total annual operating expenses of Class R.

In addition, after-tax returns are not relevant for Class R shares.

DWS Dreman High Return Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

11.96  -13.23   41.32    1.23    -18.52  31.34   13.48     7.72   17.40   -1.14
1998   1999     2000    2001     2002    2003    2004     2005    2006    2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 22.77%, Q3 2000              WORST QUARTER: -17.61%, Q3 2002

                                        DWS Dreman High Return Equity Fund  | 23

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                              1 YEAR       5 YEARS      10 YEARS

 CLASS A
   Return before Taxes                         -6.82         11.92         7.12
   Return after Taxes on Distributions         -8.53         11.23         6.04
   Return after Taxes on Distributions
   and Sale of Fund Shares                     -3.28*        10.27         5.67
 CLASS B (Return before Taxes)                 -4.63         12.22         6.87
 CLASS C (Return before Taxes)                 -1.85         12.41         6.92
 CLASS R (Return before Taxes)                 -1.43         12.97         7.39
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                        5.49          12.83         5.91

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

24 | DWS Dreman High Return Equity Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                        CLASS A    CLASS B   CLASS C   CLASS R

 SHAREHOLDER FEES, paid directly from your investment
________________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)             5.75%1    None      None      None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                    None2        4.00%     1.00%    None
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                            2.00        2.00      2.00     2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
______________________________________________________________________________   ____
 Management Fee                                   0.67%       0.67%     0.67%    0.67%
 Distribution and/or Service (12b-1) Fee          0.24        1.00      0.99     0.41
 Other Expenses                                   0.17        0.22      0.16     0.23
 TOTAL ANNUAL OPERATING EXPENSES 4                1.08        1.89      1.82     1.31

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.12% for Class A shares, 1.96% for
   Class B shares and 1.87% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

                                        DWS Dreman High Return Equity Fund  | 25

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $679         $899       $1,136       $1,816
 Class B shares*         592          894        1,221        1,806
 Class C shares          285          573          985        2,137
 Class R shares          133          415          718        1,579

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $679         $899       $1,136       $1,816
 Class B shares*         192          594        1,021        1,806
 Class C shares          185          573          985        2,137
 Class R shares          133          415          718        1,579

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

26 | DWS Dreman High Return Equity Fund

                                    Class A    Class B    Class C
  ticker symbol                     MIDVX      MIDYX      MIDZX
    fund number                     417        617        717

    DWS DREMAN MID CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap
            (Reg. TM) Value Index with a market capitalization which usually ranges from $1 billion to $20 billion.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities.

                                             DWS Dreman Mid Cap Value Fund  | 27

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

28 | DWS Dreman Mid Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information -
            the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                             DWS Dreman Mid Cap Value Fund  | 29

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

30 | DWS Dreman Mid Cap Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Mid Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

17.58      5.35
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 7.56%, Q2 2007               WORST QUARTER: -4.09%, Q4 2007

                                             DWS Dreman Mid Cap Value Fund  | 31

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effect of maximum sales load.)

                                               1 YEAR        SINCE INCEPTION*

 CLASS A
   Return before Taxes                          -0.71               7.65
   Return after Taxes on Distributions          -2.54               6.56
   Return after Taxes on Distributions
   and Sale of Fund Shares                      -0.08**             6.01
 CLASS B (Return before Taxes)                  1.65                8.55
 CLASS C (Return before Taxes)                  4.71                9.61
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -1.42               8.12

 *   Inception date for the fund was August 2, 2005. Index comparison begins on
     July 31, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 The RUSSELL MIDCAP (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
 1000 Value Index.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

32 | DWS Dreman Mid Cap Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A    CLASS B   CLASS C

 SHAREHOLDER FEES, paid directly from your investment
________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1    None      None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                     None2        4.00%     1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00        2.00      2.00

 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________________
 Management Fee                                     0.75%      0.75%     0.75%
 Distribution and/or Service (12b-1) Fee            0.23        0.98      0.99
 Other Expenses                                     0.63        0.73      0.63
 TOTAL ANNUAL OPERATING EXPENSES                    1.61        2.46      2.37
 Less Expense Waiver/Reimbursement 4                0.26        0.41      0.32
 NET ANNUAL OPERATING EXPENSES 4                    1.35        2.05      2.05

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.35% for Class A shares, 2.05% for
   Class B shares and 2.05% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

                                             DWS Dreman Mid Cap Value Fund  | 33

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $705       $1,030       $1,378       $2,356
 Class B shares*         608        1,027        1,474        2,361
 Class C shares          308          709        1,237        2,682

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $705       $1,030       $1,378       $2,356
 Class B shares*         208          727        1,274        2,361
 Class C shares          208          709        1,237        2,682

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

34 | DWS Dreman Mid Cap Value Fund

                                      Class A    Class B    Class C
  ticker symbol                       KDSAX      KDSBX      KDSCX
    fund number                       088        288        388

    DWS DREMAN SMALL CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 (Reg. TM) Index (as of January 31, 2008, the
            Russell 2000 (Reg. TM) Index had a median market capitalization of
            $539 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the
            Index.

            While the fund invests mainly in US stocks, it could invest up to
            20% of total assets in foreign securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening stocks of small companies with below market
            price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

            From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on an analysis of economic outlooks for various industries.

            The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better
            opportunities.

                                           DWS Dreman Small Cap Value Fund  | 35

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor
            management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

36 | DWS Dreman Small Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                           DWS Dreman Small Cap Value Fund  | 37

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads on fund performance. The performance of both the fund and the index varies over time.
All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Small Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

-12.82   0.65   -2.47  14.32    -10.79  42.64   25.31    9.71  23.85      2.48
 1998   1999   2000    2001     2002    2003    2004    2005   2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 22.19%, Q2 2003              WORST QUARTER: -24.07%, Q3 1998

38 | DWS Dreman Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007 (Fund returns include the effects of maximum sales load.)

                                                1 YEAR    5 YEARS      10 YEARS

 CLASS A
   Return before Taxes                           -3.41      18.59         7.43
   Return after Taxes on Distributions           -5.46      17.42         6.88
   Return after Taxes on Distributions
   and Sale of Fund Shares                       -0.51*     16.23         6.45
 CLASS B (Return before Taxes)                   -1.10      18.87         7.16
 CLASS C (Return before Taxes)                   1.70       19.10         7.27
 RUSSELL 2000 (Reg. TM) INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                          -1.57      16.25         7.08
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                          -9.78      15.80         9.06

 *   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                           DWS Dreman Small Cap Value Fund  | 39

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                          CLASS A   CLASS B   CLASS C

 SHAREHOLDER FEES, paid directly from your investment
________________________________________________________________________________
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)               5.75%1   None      None
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                     None2       4.00%     1.00%
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 3                              2.00       2.00      2.00
 ANNUAL OPERATING EXPENSES, deducted from fund assets
________________________________________________________________________________
 Management Fee                                     0.71%      0.71%     0.71%
 Distribution and/or Service (12b-1) Fee            0.23       0.99      0.99
 Other Expenses                                     0.26       0.32      0.25
 Acquired Funds (Underlying Funds) Fees
 and Expenses 4                                     0.01       0.01      0.01
 TOTAL ANNUAL OPERATING EXPENSES                    1.21       2.03      1.96

1   Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2   The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3   This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4   The amount indicated is based on the indirect next expenses associated with the fund's investments in the underlying funds for the fiscal year ended
   November 30, 2007.

40 | DWS Dreman Small Cap Value Fund

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE                1 YEAR      3 YEARS      5 YEARS      10 YEARS

 EXPENSES, assuming you sold your shares at the end of each period.
_________________________________________________________________________
 Class A shares         $691         $937       $1,202       $ 1957
 Class B shares*         606          937        1,293        1,954
 Class C shares          299          615        1,057        2,285

 EXPENSES, assuming you kept your shares.
_________________________________________________________________________
 Class A shares         $691         $937       $1,202       $1,957
 Class B shares*         206          637        1,093        1,954
 Class C shares          199          615        1,057        2,285

*   Reflects conversion of Class B to Class A shares, which pay lower fees.
   Conversion occurs six years after purchase.

                                           DWS Dreman Small Cap Value Fund  | 41

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to each fund's (except DWS Dreman Concentrated Value
              Fund) 80% investment policy as described herein.

           -  As a temporary defensive measure, each fund could shift up to 50%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions at higher tax rates.

           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

42 | Other Policies and Secondary Risks

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           IPO RISK. Securities purchased in initial public offerings (IPOs)
           may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or

                                        Other Policies and Secondary Risks  | 43

           after the 15th day following quarter-end. Each fund's Statement of
           Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

44 | Who Manages and Oversees the Funds

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

FUND NAME                                            FEE PAID

  DWS Large Cap Value Fund                            0.46%
  DWS Dreman Concentrated Value Fund                  0.54%*
  DWS Dreman High Return Equity Fund                  0.67%
  DWS Dreman Mid Cap Value Fund                       0.51%*
  DWS Dreman Small Cap Value Fund                     0.71%

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           Effective April 25, 2007, DWS Large Cap Value Fund pays the Advisor under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.425% of the fund's average daily net assets up to $1.5 billion, 0.400% of the next $500 million, 0.375% of the next $1 billion, 0.350% of the next $1 billion, 0.325% of the next $1 billion and 0.300% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended November 30 (see "Shareholder reports" on the back cover).

           The Advisor provides administrative services to DWS Large Cap Value
           Fund under a separate administrative services agreement between the fund and the Advisor. The funds, other than DWS Large Cap Value
           Fund, each pay the Advisor for providing most of each fund's administrative services under each fund's investment management agreement.

                                        Who Manages and Oversees the Funds  | 45

           The Subadvisors

           Subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman High
           Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund

           The subadvisor for DWS Dreman Concentrated Value Fund, DWS Dreman
           High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS
           Dreman Small Cap Value Fund is Dreman Value Management, L.L.C.
           ("DVM"), 520 East Cooper Avenue, Suite 230-4, Aspen, CO 81611. DVM
           was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund's investment decisions and buying and selling securities for each fund.

           Subadvisor for DWS Large Cap Value Fund

           The subadvisor for DWS Large Cap Value Fund is Deutsche Asset
           Management International GmbH ("DeAMi"), Mainzer Landstrasse
           178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

46 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the teams has authority over all aspects of a fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS DREMAN HIGH RETURN EQUITY FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 1998.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2001.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.

-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

DWS LARGE CAP VALUE FUND

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager.
-  Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
-  US and Global Fund Management: Frankfurt.
-  Joined the fund team in 2007.
-  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

                                        Who Manages and Oversees the Funds  | 47

DWS DREMAN MID CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Co-Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2005.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2006.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Mark Roach
Co-Lead Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

DWS DREMAN SMALL CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 2002.
-  Founder, Dreman Value Management, L.L.C.

Mark Roach
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
-  Joined the fund team in 2006.
-  Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
-  BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

48 | Who Manages and Oversees the Funds

DWS DREMAN CONCENTRATED VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2005.
- Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2000.
- Executive Vice President responsible for Marketing.
- Began investment career in 1986.
- Member of Investment Policy Committee.
- Joined the fund team in 2005.
- Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
- Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
- Over 21 years of investment industry experience.
- Joined the fund team in 2006.
- MS, Texas Tech University.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                        Who Manages and Oversees the Funds  | 49

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Large Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                     2007        2006        2005       2004        2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  24.40    $  22.87   $  22.15    $  19.93   $  17.09
--------------------------------------     --------    --------   --------    --------   --------
Income (loss) from investment
operations:
  Net investment income (loss) a                 .28      .38d          .34         .30        .25
______________________________________     ________    ________   ________    ________   ________
  Net realized and unrealized gain
  (loss)                                       2.34        2.63        .79        2.16       2.81
--------------------------------------     --------    --------   --------    --------   --------
  TOTAL FROM INVESTMENT OPERATIONS             2.62        3.01       1.13        2.46       3.06
______________________________________     ________    ________   ________    ________   ________
Less distributions from:
  Net investment income                      (  .36)     (  .33)    (  .41)     (  .24)    (  .22)
______________________________________     ________    ________   ________    ________   ________
  Net realized gains                         (2.15)     (1.15)         -           -          -
______________________________________     ________    ________   ________    ________   ________
  TOTAL DISTRIBUTIONS                        (2.51)     (1.48)    (  .41)     (  .24)    (  .22)
______________________________________     ________    ________   ________    ________   ________
Redemption fees                                 .00*        .00*       .00*          -          -
--------------------------------------     --------    --------   --------    --------   --------
NET ASSET VALUE, END OF PERIOD             $  24.51    $  24.40   $  22.87    $  22.15   $  19.93
--------------------------------------     --------    --------   --------    --------   --------
Total Return (%)b                           11.65c      13.98d      5.21c      12.34c     18.16c
--------------------------------------     --------    --------   --------    --------   --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          300         363        364         283        152
______________________________________     ________    ________   ________    ________   ________
Ratio of expenses before expense
reductions (%)                                 1.00        1.02       1.06        1.32       1.30
______________________________________     ________    ________   ________    ________   ________
Ratio of expenses after expense
reductions (%)                                  .99        1.02       1.05        1.21       1.29
______________________________________     ________    ________   ________    ________   ________
Ratio of net investment income (loss)
     (%)                                       1.21     1.65d         1.52        1.39       1.41
______________________________________     ________    ________   ________    ________   ________
Portfolio turnover rate (%)                      86          76         56          39         69
--------------------------------------     --------    --------   --------    --------   --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.14% lower.

*   Amount is less than $.005.

50 | Financial Highlights

DWS Large Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                    2007        2006        2005       2004        2003

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  24.41    $  22.88   $  22.14    $  19.91   $  17.07
-------------------------------------     --------    --------   --------    --------   --------
Income (loss) from investment
operations:
  Net investment income (loss) a                .09      .18d          .14         .14        .11
_____________________________________     ________    ________   ________    ________   ________
  Net realized and unrealized gain
  (loss)                                      2.34        2.64        .82        2.15       2.81
-------------------------------------     --------    --------   --------    --------   --------
  TOTAL FROM INVESTMENT OPERATIONS            2.43        2.82        .96        2.29       2.92
_____________________________________     ________    ________   ________    ________   ________
Less distributions from:
  Net investment income                     (  .15)     (  .14)    (  .22)     (  .06)    (  .08)
_____________________________________     ________    ________   ________    ________   ________
  Net realized gains                        (2.15)     (1.15)         -           -          -
_____________________________________     ________    ________   ________    ________   ________
  TOTAL DISTRIBUTIONS                       (2.30)     (1.29)    (  .22)     (  .06)    (  .08)
_____________________________________     ________    ________   ________    ________   ________
Redemption fees                                .00*        .00*       .00*          -          -
-------------------------------------     --------    --------   --------    --------   --------
NET ASSET VALUE, END OF PERIOD            $  24.54    $  24.41   $  22.88    $  22.14   $  19.91
-------------------------------------     --------    --------   --------    --------   --------
Total Return (%)b                          10.74c      13.04d      4.30c      11.51c     17.20c
-------------------------------------     --------    --------   --------    --------   --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           30          37         48          50         50
______________________________________     ________    ________   ________    ________   ________
Ratio of expenses before expense
reductions (%)                                 1.83        1.89       1.98        2.21       2.16
______________________________________     ________    ________   ________    ________   ________
Ratio of expenses after expense
reductions (%)                                 1.82        1.89       1.90        1.96       2.11
______________________________________     ________    ________   ________    ________   ________
Ratio of net investment income (loss)
     (%)                                        .38      .78d          .67         .64        .59
______________________________________     ________    ________   ________    ________   ________
Portfolio turnover rate (%)                      86          76         56          39         69
--------------------------------------     --------    --------   --------    --------   --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*   Amount is less than $.005.

                                                      Financial Highlights  | 51

DWS Large Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                   2007           2006           2005          2004           2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  24.40       $  22.86      $  22.13       $  19.91      $  17.07
------------------------------------     --------       --------      --------       --------      --------
Income (loss) from investment
operations:
  Net investment income (loss) a              .11           .21d             .17            .14           .11
____________________________________     ________       ________      ________       ________      ________
  Net realized and unrealized gain
  (loss)                                     2.34           2.64           .79           2.15          2.82
------------------------------------     --------       --------      --------       --------      --------
  TOTAL FROM INVESTMENT OPERATIONS           2.45           2.85           .96           2.29          2.93
____________________________________     ________       ________      ________       ________      ________
Less distributions from:
  Net investment income                    (  .18)        (  .16)       (  .23)        (  .07)       (  .09)
____________________________________     ________       ________      ________       ________      ________
  Net realized gains                       (2.15)        (1.15)            -              -             -
____________________________________     ________       ________      ________       ________      ________
  TOTAL DISTRIBUTIONS                      (2.33)        (1.31)       (  .23)        (  .07)       (  .09)
____________________________________     ________       ________      ________       ________      ________
Redemption fees                               .00*           .00*          .00*             -             -
------------------------------------     --------       --------      --------       --------      --------
NET ASSET VALUE, END OF PERIOD           $  24.52       $  24.40      $  22.86       $  22.13      $  19.91
------------------------------------     --------       --------      --------       --------      --------
Total Return (%)b                         10.86c         13.16d           4.38        11.51c        17.23c
------------------------------------     --------       --------      --------       --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         32             36            42             38            21
______________________________________   ________       ________      ________       ________      ________
Ratio of expenses before expense
reductions (%)                               1.74           1.75          1.81           2.08          2.09
______________________________________   ________       ________      ________       ________      ________
Ratio of expenses after expense
reductions (%)                               1.73           1.75          1.81           1.96          2.07
______________________________________   ________       ________      ________       ________      ________
Ratio of net investment income (loss)
     (%)                                      .47         .93d             .76            .64           .63
______________________________________   ________       ________      ________       ________      ________
Portfolio turnover rate (%)                    86             76            56             39            69
--------------------------------------   --------       --------      --------       --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charge.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*   Amount is less than $.005.

52 | Financial Highlights

DWS Dreman Concentrated Value Fund - Class A

YEARS ENDED NOVEMBER 30,                         2007           2006           2005a

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  11.94       $  10.06       $  10.00
-------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                           .18            .18            .06
___________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)          .42           1.87            .00***
-------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                 .60           2.05            .06
___________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                         (  .18)        (  .17)             -
___________________________________________   ________       ________       ________
  Net realized gains                            (  .08)             -              -
___________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                           (  .26)        (  .17)             -
___________________________________________   ________       ________       ________
Redemption fees                                    .00***         .00***         .00***
-------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                $  12.28       $  11.94       $  10.06
-------------------------------------------   --------       --------       --------
Total Return (%)c,d                               5.01          20.56            .60**
-------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                  47             45             22
_______________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)       1.60           1.77           2.81*
_______________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)        1.29        1.19e             1.66*
_______________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)             1.44           1.58           1.18*
_______________________________________________   ________       ________       ________
Portfolio turnover rate (%)                             58             38              5
-----------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e  The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.31%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 53

DWS Dreman Concentrated Value Fund - Class B

YEARS ENDED NOVEMBER 30,                               2007           2006           200a

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.95       $  10.03       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .08            .10            .02
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.88            .01
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .50           1.98            .03
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .09)        (  .06)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .17)        (  .06)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.28       $  11.95       $  10.03
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     4.15          19.84            .30**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                     2              2              2
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.39           2.60           3.58*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05        1.94e             2.41*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .68            .83            .43*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e  The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 2.06%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

54 | Financial Highlights

DWS Dreman Concentrated Value Fund - Class C

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------          -
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.94       $  10.03       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                                 .09            .11            .02
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .42           1.87            .01
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .51           1.98            .03
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .10)        (  .07)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .08)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .18)        (  .07)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.27       $  11.94       $  10.03
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     4.23          19.87            .30**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    15             13              7
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.32           2.54           3.54*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.02        1.84e             2.31*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .71            .93            .53*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               58             38              5
-------------------------------------------------   --------       --------       --------

a   For the period from June 2, 2005 (commencement of operations) to November
30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering costs incurred since inception of the Fund. The ratio without this reimbursement would have been 1.96%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 55

DWS Dreman High Return Equity Fund - Class A

YEARS ENDED NOVEMBER 30,                    2007          2006           2005          2004          2003

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  50.80       $  44.37      $  41.25      $  36.44      $  30.15
-------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                      .94            .85           .67           .59           .59
_____________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                      .02           7.20          3.05          4.81          6.28
-------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS            .96           8.05          3.72          5.40          6.87
_____________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                    (  .98)        (  .67)       (  .60)       (  .59)       (  .58)
_____________________________________    ________       ________      ________      ________      ________
  Net realized gains                       (  .42)        (  .95)            -             -             -
_____________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                      (1.40)        (1.62)       (  .60)       (  .59)       (  .58)
_____________________________________    ________       ________      ________      ________      ________
Redemption fees                               .00*           .00*          .00*            -             -
-------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD           $  50.36       $  50.80      $  44.37      $  41.25      $  36.44
-------------------------------------    --------       --------      --------      --------      --------
Total Return (%)b                            1.84        18.33c           9.07         14.97         23.18
-------------------------------------    --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)      5,532          5,891         4,767         4,170         2,983
______________________________________   ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                               1.08           1.12          1.12          1.14          1.27
______________________________________   ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                               1.08           1.11          1.12          1.14          1.27
______________________________________   ________       ________      ________      ________      ________
Ratio of net investment income (%)           1.82           1.78          1.56          1.54          1.87
______________________________________   ________       ________      ________      ________      ________
Portfolio turnover rate (%)                    27             32             9            10            14
--------------------------------------   --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

56 | Financial Highlights

DWS Dreman High Return Equity Fund - Class B

YEARS ENDED NOVEMBER 30,                       2007          2006           2005          2004          2003

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  50.60       $  44.20      $  41.08      $  36.29      $  30.01
----------------------------------------    --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                         .53            .47           .32           .28           .34
________________________________________    ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                      (  .01)          7.17          3.03          4.78          6.26
----------------------------------------    --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS               .52           7.64          3.35          5.06          6.60
________________________________________    ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                       (  .54)        (  .29)       (  .23)       (  .27)       (  .32)
________________________________________    ________       ________      ________      ________      ________
  Net realized gains                          (  .42)        (  .95)            -             -             -
________________________________________    ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                         (  .96)        (1.24)       (  .23)       (  .27)       (  .32)
________________________________________    ________       ________      ________      ________      ________
Redemption fees                                  .00*           .00*          .00*            -             -
----------------------------------------    --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD              $  50.16       $  50.60      $  44.20      $  41.08      $  36.29
----------------------------------------    --------       --------      --------      --------      --------
Total Return (%)b                               1.01        17.36c           8.18         14.02         22.19
----------------------------------------    --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           525            763           761           915         1,150
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                                  1.89           1.93          1.95          1.96          2.08
________________________________________    ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                                  1.89           1.93          1.95          1.96          2.08
________________________________________    ________       ________      ________      ________      ________
Ratio of net investment income (%)              1.02            .96           .73           .72          1.06
________________________________________    ________       ________      ________      ________      ________
Portfolio turnover rate (%)                       27             32             9            10            14
----------------------------------------    --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

                                                      Financial Highlights  | 57

DWS Dreman High Return Equity Fund - Class C

YEARS ENDED NOVEMBER 30,                    2007          2006           2005          2004          2003

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $  50.66       $  44.25      $  41.13      $  36.34      $  30.04
--------------------------------------   --------       --------      --------      --------      --------
Income (loss) from investment
operations:
  Net investment income a                      .57            .50           .35           .30           .35
______________________________________   ________       ________      ________      ________      ________
  Net realized and unrealized gain
  (loss)                                   (  .01)          7.18          3.04          4.79          6.28
--------------------------------------   --------       --------      --------      --------      --------
  TOTAL FROM INVESTMENT OPERATIONS            .56           7.68          3.39          5.09          6.63
______________________________________   ________       ________      ________      ________      ________
Less distributions from:
  Net investment income                    (  .58)        (  .32)       (  .27)       (  .30)       (  .33)
______________________________________   ________       ________      ________      ________      ________
  Net realized gains                       (  .42)        (  .95)            -             -             -
______________________________________   ________       ________      ________      ________      ________
  TOTAL DISTRIBUTIONS                      (1.00)        (1.27)       (  .27)       (  .30)       (  .33)
______________________________________   ________       ________      ________      ________      ________
Redemption fees                               .00*           .00*          .00*            -             -
--------------------------------------   --------       --------      --------      --------      --------
NET ASSET VALUE, END OF PERIOD           $  50.22       $  50.66      $  44.25      $  41.13      $  36.34
--------------------------------------   --------       --------      --------      --------      --------
Total Return (%)b                            1.08        17.45c           8.26         14.08         22.27
--------------------------------------   --------       --------      --------      --------      --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     1,038          1,100           858           683           549
______________________________________  ________       ________      ________      ________      ________
Ratio of expenses before expense
reductions (%)                              1.82           1.86          1.88          1.92          2.02
______________________________________  ________       ________      ________      ________      ________
Ratio of expenses after expense
reductions (%)                              1.82           1.85          1.88          1.92          2.02
______________________________________  ________       ________      ________      ________      ________
Ratio of net investment income (%)          1.09           1.04           .80           .76          1.12
______________________________________  ________       ________      ________      ________      ________
Portfolio turnover rate (%)                   27             32             9            10            14
--------------------------------------  --------       --------      --------      --------      --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

c   Total return would have been lower had certain expenses not been reduced.

*   Amount is less than $.005.

58 | Financial Highlights

DWS Dreman High Return Equity Fund - Class R

YEARS ENDED NOVEMBER 30,                      2007           2006           2005          2004       2003a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------------         -
NET ASSET VALUE, BEGINNING OF PERIOD       $  50.72       $  44.29       $  41.22      $  36.43     $ 33.86
----------------------------------------   --------       --------       --------      --------     -------
Income (loss) from investment
operations:
  Net investment income b                        .83            .79            .57           .46         .02
________________________________________   ________       ________       ________      ________     _______
  Net realized and unrealized gain
  (loss)                                        .00***        7.17           3.06          4.84        2.55
----------------------------------------   --------       --------       --------      --------     -------
  TOTAL FROM INVESTMENT OPERATIONS              .83           7.96           3.63          5.30        2.57
________________________________________   ________       ________       ________      ________     _______
Less distributions from:
  Net investment income                      (  .89)        (  .58)        (  .56)       (  .51)          -
________________________________________   ________       ________       ________      ________     _______
  Net realized gains                         (  .42)        (  .95)             -             -           -
________________________________________   ________       ________       ________      ________     _______
  TOTAL DISTRIBUTIONS                        (1.31)        (1.53)        (  .56)       (  .51)          -
________________________________________   ________       ________       ________      ________     _______
Redemption fees                                 .00***         .00***         .00***          -           -
----------------------------------------   --------       --------       --------      --------     -------
NET ASSET VALUE, END OF PERIOD             $  50.24       $  50.72       $  44.29      $  41.22     $ 36.43
----------------------------------------   --------       --------       --------      --------     -------
Total Return (%)                               1.60        18.14c            8.87         14.67        7.59**
----------------------------------------   --------       --------       --------      --------     -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------   -------
Net assets, end of period ($ millions)           29             31             11             2         .029
________________________________________   ________       ________       ________      ________     ________
Ratio of expenses before expense
reductions (%)                                 1.31           1.25           1.36          1.48        1.30*
________________________________________   ________       ________       ________      ________     ________
Ratio of expenses after expense
reductions (%)                                 1.31           1.24           1.36          1.48        1.30*
________________________________________   ________       ________       ________      ________     ________
Ratio of net investment income (%)             1.60           1.65           1.32          1.20         .38*
________________________________________   ________       ________       ________      ________     ________
Portfolio turnover rate (%)                      27             32              9            10          14
----------------------------------------   --------       --------       --------      --------     --------

a   For the period from October 1, 2003 (commencement of operations of Class R shares) to November 30, 2003.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 59

DWS Dreman Mid Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.96       $  10.04       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .10            .09         (  .01)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.84            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .89           1.93            .04
_________________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                               (  .09)        (  .01)             -
_________________________________________________   ________       ________       ________
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                                 (  .24)        (  .01)             -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.61       $  11.96       $  10.04
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     7.54          19.20            .40**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    48             21              4
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         1.61           2.55           6.68*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          1.35        1.25e             2.81*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .79            .86         (  .51)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

60 | Financial Highlights

DWS Dreman Mid Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.87       $  10.02       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .01            .02         (  .03)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.83            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .80           1.85            .02
_________________________________________________   ________       ________       ________
Less distributions from:
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.52       $  11.87       $  10.02
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     6.72          18.46            .20**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                     4              3              1
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.46           3.36           7.41*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05        1.95e             3.51*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .09            .16         (1.21)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 2.24%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 61

DWS Dreman Mid Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                               2007           2006           2005a

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.86       $  10.02       $  10.00
-------------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .01            .02         (  .03)
_________________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)                .79           1.82            .05
-------------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                       .80           1.84            .02
_________________________________________________   ________       ________       ________
Less distributions from:
  Net realized gains                                  (  .15)             -              -
_________________________________________________   ________       ________       ________
Redemption fees                                          .00***         .00***         .00***
-------------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                      $  12.51       $  11.86       $  10.02
-------------------------------------------------   --------       --------       --------
Total Return (%)c,d                                     6.81          18.36            .20**
-------------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                    20              9              2
_________________________________________________   ________       ________       ________
Ratio of expenses before expense reductions (%)         2.37           3.34           7.46*
_________________________________________________   ________       ________       ________
Ratio of expenses after expense reductions (%)          2.05        1.95e             3.51*
_________________________________________________   ________       ________       ________
Ratio of net investment income (loss) (%)                .09            .16         (1.21)*
_________________________________________________   ________       ________       ________
Portfolio turnover rate (%)                               82             34             10
-------------------------------------------------   --------       --------       --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

e   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 2.24%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

62 | Financial Highlights

DWS Dreman Small Cap Value Fund - Class A

YEARS ENDED NOVEMBER 30,                      2007          2006          2005          2004       2003

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  40.05      $  35.36      $  31.98      $  25.27   $  18.46
---------------------------------------    --------      --------      --------      --------   --------
Income (loss) from investment
operations:
  Net investment income (loss)a                 .16           .13           .17           .09        .17
_______________________________________    ________      ________      ________      ________   ________
  Net realized and unrealized gain
  (loss)                                        .91          8.09          3.50          6.79       6.73
---------------------------------------    --------      --------      --------      --------   --------
  TOTAL FROM INVESTMENT OPERATIONS             1.07          8.22          3.67          6.88       6.90
_______________________________________    ________      ________      ________      ________   ________
Less distributions from:
  Net investment income                           -        (  .39)            -        (  .17)    (  .09)
_______________________________________    ________      ________      ________      ________   ________
  Net realized gains                         (2.11)       (3.14)       (  .29)            -          -
_______________________________________    ________      ________      ________      ________   ________
  TOTAL DISTRIBUTIONS                        (2.11)       (3.53)       (  .29)       (  .17)    (  .09)
_______________________________________    ________      ________      ________      ________   ________
Redemption fees                                 .00*          .00*          .00*            -          -
---------------------------------------    --------      --------      --------      --------   --------
NET ASSET VALUE, END OF PERIOD             $  39.01      $  40.05      $  35.36      $  31.98   $  25.27
---------------------------------------    --------      --------      --------      --------   --------
Total Return (%)b                              2.79         25.45         11.55         27.37      37.49
---------------------------------------    --------      --------      --------      --------   --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           1,405         1,206           703           579        351
__________________________________________    ________      ________      ________      ________   ________
Ratio of expenses (%)                             1.20          1.19          1.27          1.29       1.43
__________________________________________    ________      ________      ________      ________   ________
Ratio of net investment income (loss)
     (%)                                           .42           .39           .52           .35        .91
__________________________________________    ________      ________      ________      ________   ________
Portfolio turnover rate (%)                         60            48            67            64         67
------------------------------------------    --------      --------      --------      --------   --------

a   Based on average shares outstanding during period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

                                                      Financial Highlights  | 63

DWS Dreman Small Cap Value Fund - Class B

YEARS ENDED NOVEMBER 30,                        2007        2006           2005       2004      2003

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $ 37.03     $ 32.84        $ 30.01    $ 23.76   $ 17.41
------------------------------------------    -------     -------        -------    -------   -------
Income (loss) from investment
operations:
  Net investment income (loss)a               (  .10)     (  .13)        (  .09)    (  .12)      .03
__________________________________________    _______     _______        _______    _______   _______
  Net realized and unrealized gain
  (loss)                                         .77        7.46           3.21       6.37      6.32
------------------------------------------    -------     -------        -------    -------   -------
  TOTAL FROM INVESTMENT OPERATIONS               .67        7.33           3.12       6.25      6.35
__________________________________________    _______     _______        _______    _______   _______
Less distributions from:
  Net realized gains                          (2.11)     (3.14)        (  .29)         -         -
__________________________________________    _______     _______        _______    _______   _______
Redemption fees                                  .00*        .00*           .00*         -         -
------------------------------------------    -------     -------        -------    -------   -------
NET ASSET VALUE, END OF PERIOD                $ 35.59     $ 37.03        $ 32.84    $ 30.01   $ 23.76
------------------------------------------    -------     -------        -------    -------   -------
Total Return (%)b                               1.92       24.39          10.50      26.30     36.47
------------------------------------------    -------     -------        -------    -------   -------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            92         117            109        125       133
__________________________________________    _______     _______        _______    _______   _______
Ratio of expenses (%)                           2.02        2.06           2.19       2.16      2.27
__________________________________________    _______     _______        _______    _______   _______
Ratio of net investment income (loss)
     (%)                                      (  .40)     (  .48)        (  .40)    (  .52)      .07
__________________________________________    _______     _______        _______    _______   _______
Portfolio turnover rate (%)                       60          48             67         64        67
------------------------------------------    -------     -------        -------    -------   -------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

64 | Financial Highlights

DWS Dreman Small Cap Value Fund - Class C

YEARS ENDED NOVEMBER 30,                         2007        2006        2005           2004         2003

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  37.51    $  33.19    $  30.28       $  23.94     $  17.54
-----------------------------------------     --------    --------    --------       --------     --------
Income (loss) from investment
operations:
  Net investment income (loss)a                 (  .08)     (  .09)     (  .05)        (  .09)         .04
_________________________________________     ________    ________    ________       ________     ________
  Net realized and unrealized gain
  (loss)                                           .79        7.55        3.25           6.43         6.36
-----------------------------------------     --------    --------    --------       --------     --------
  TOTAL FROM INVESTMENT OPERATIONS                 .71        7.46        3.20           6.34         6.40
_________________________________________     ________    ________    ________       ________     ________
Less distributions from:
  Net realized gains                            (2.11)     (3.14)     (  .29)             -            -
_________________________________________     ________    ________    ________       ________     ________
Redemption fees                                    .00*        .00*        .00*             -            -
-----------------------------------------     --------    --------    --------       --------     --------
NET ASSET VALUE, END OF PERIOD                $  36.11    $  37.51    $  33.19       $  30.28     $  23.94
-----------------------------------------     --------    --------    --------       --------     --------
Total Return (%)b                                 2.00       24.54       10.64          26.48        36.49
-----------------------------------------     --------    --------    --------       --------     --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             249         270         152            106           71
_________________________________________     ________    ________    ________       ________     ________
Ratio of expenses (%)                             1.95        1.93        2.05           2.04         2.21
_________________________________________     ________    ________    ________       ________     ________
Ratio of net investment income (loss)
     (%)                                        (  .33)     (  .35)     (  .26)        (  .40)         .13
_________________________________________     ________    ________    ________       ________     ________
Portfolio turnover rate (%)                         60          48          67             64           67
-----------------------------------------     --------    --------    --------       --------     --------

a   Based on average shares outstanding during the period.

b   Total return does not reflect the effect of any sales charges.

*   Amount is less than $.005.

                                                      Financial Highlights  | 65

HOW TO INVEST IN THE FUNDS
Offered in this prospectus are share classes noted on the cover of the prospectus. Each class has its own fees and expenses, offering you a choice of cost structures. Each fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services. Class R shares are only available to participants in certain retirement plans.

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. YOU
MAY WANT TO ASK YOUR FINANCIAL ADVISOR TO HELP YOU WITH THIS DECISION.

CHOOSING A SHARE CLASS

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief description and comparison of the main features of each class.

 CLASSES AND FEATURES                          POINTS TO HELP YOU COMPARE

 CLASS A
 -  Sales charge of up to 5.75% charged        -  Some investors may be able to reduce
  when you buy shares                         or eliminate their sales charge; see
                                              "Class A shares"
 -  In most cases, no charge when you
  sell shares                                 -  Total annual expenses are lower than
                                              those for Class B or Class C
 -  Up to 0.25% annual shareholder
  servicing fee
 CLASS B
 -  No sales charge when you buy shares        -  The deferred sales charge rate falls to
                                              zero after six years
 -  Deferred sales charge declining from
  4.00%, charged when you sell shares         -  Shares automatically convert to
  you bought within the last six years        Class A after six years, which means
                                              lower annual expenses going forward
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS C
 -  No sales charge when you buy shares        -  The deferred sales charge rate for one
                                              year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,
                                              Class B shares, but your shares never
  charged when you sell shares you
                                              convert to Class A, so annual expenses
  bought within the last year
                                              remain higher
 -  0.75% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee
 CLASS R
 -  No sales charge when you buy or sell       -  Class R is only available to participants
  shares                                      in certain retirement plans
 -  0.25% annual distribution fee and up
  to 0.25% annual shareholder servicing
  fee

Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Each fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the class share and fund you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates. Please see "Financial intermediary support payments" for more information.

                                                    Choosing a Share Class  | 67

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:

                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2

  Up to $50,000           5.75%                     6.10%
$    50,000-$99,999       4.50                      4.71
$  100,000-$249,999       3.50                      3.63
$  250,000-$499,999       2.60                      2.67
$  500,000-$999,999       2.00                      2.04
  $1 million or more            see below                see below

           1   The offering price includes the sales charge.

           2   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

           YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

           -  you plan to invest at least $50,000 in Class A shares (including
              Class A shares in other retail DWS funds) over the next 24 months
              ("Letter of Intent")

           -  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're
              investing now in Class A shares is at least $50,000 ("Cumulative
              Discount")

           -  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

68 | Choosing a Share Class

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced
           Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger)
           may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit
           www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES
           WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the
           DWS family of funds for an investment in Class A shares of a fund.
           In addition, a sales charge waiver may apply to transactions by certain retirement plans and certain other entities or persons
           (e.g., affiliated persons of Deutsche Asset Management or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

                                                    Choosing a Share Class  | 69

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge
           ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50%
           on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know
           About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to a fund.
           Class B shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for
           Class B shares are somewhat higher (and their performance
           correspondingly lower) compared to Class A shares. However, unlike
           Class A shares, your entire investment goes to work immediately.
           After six years, Class B shares automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

70 | Choosing a Share Class

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership.
           But for any shares you sell within those six years, you may be charged as follows:

    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL

  First year                           4.00%
  Second or third year                 3.00
  Fourth or fifth year                 2.00
  Sixth year                           1.00
  Seventh year and later               None (automatic conversion to Class A)

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of a fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

                                                    Choosing a Share Class  | 71

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to a fund.
           Class C shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of
           Class C shares is correspondingly lower than that of Class A shares).

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:

   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL

  First year                                    1.00%
  Second year and later                         None

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

72 | Choosing a Share Class

           Class R shares

           Class R shares have no initial sales charge or deferred sales charge. Class R shares have a 12b-1 plan, under which a distribution fee of 0.25% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because distribution fees are continuous in nature, these fees may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Eligibility requirements

           YOU MAY BUY CLASS R SHARES if you are a participant in any of the following types of employer-sponsored plans that offer
           Class R shares of the fund:

           -  All section 401(a) and 457 plans

           -  Certain section 403(b)(7) plans

           -  401(k), profit sharing, money purchase pension and defined benefit plans

           -  Non-qualified deferred compensation plans

                                                    Choosing a Share Class  | 73

How to BUY Class A, B and C Shares

 FIRST INVESTMENT                                ADDITIONAL INVESTMENTS

 $1,000 or more for most accounts                $50 or more for regular accounts and
 $500 or more for IRAs                          IRAs
 $500 or more for an account with an            $50 or more for an account with an
 Automatic Investment Plan                      Automatic Investment Plan
 THROUGH A FINANCIAL ADVISOR
 -  To obtain an application, contact your      -  Contact your advisor using the
  advisor                                       method that's most convenient for you
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application            -  Send a check made payable to "DWS
                                                Scudder" and an investment slip to us
 -  Send it to us at the appropriate
  address, along with an investment             -  If you don't have an investment slip,
  check made payable to "DWS                    simply include a letter with your
  Scudder"                                      name, account number, the full name
                                                of the fund and the share class and
                                                your investment instructions
 BY WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY PHONE
 Not available                                  -  Call (800) 621-1048 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our              -  To set up regular investments from a
  application including a check for the         bank checking account call (800) 621-
  initial investment and a voided check         1048 ($50 minimum)
 USING QuickBuy
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickBuy is set up on your account; if
                                                it is, you can request a transfer from
                                                your bank account of any amount
                                                between $50 and $250,000
 ON THE INTERNET
 Not available                                  -  Call (800) 621-1048 to ensure you have
                                                electronic services
                                                -  Register at www.dws-scudder.com or
                                                log in if already registered
                                                -  Follow the instructions for buying
                                                shares with money from your bank
                                                account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

74 | How to Buy Class A, B and C Shares

How to EXCHANGE or SELL Class A, B and C Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES

                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $1,000 minimum per fund for most
  accounts
  $500 minimum for IRAs
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the              -  Contact your advisor by the method
  method that's most convenient for you         that's most convenient for you
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions        -  Call (800) 621-1048 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                  Write a letter that includes:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  Call (800) 621-1048 (minimum $50)
  fund account, call (800) 621-1048
 USING QuickSell
 Not available                                  -  Call (800) 621-1048 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

                           How to Exchange or Sell Class A, B and C Shares  | 75

How to BUY and SELL Class R Shares

           If your plan sponsor has selected Class R shares as an investment option, you may buy Class R shares through your securities dealer or through any financial institution that is authorized to act as a shareholder servicing agent ("shareholder servicing agent"). Contact them for details on how to enter and pay for your order. Shareholder servicing agents include brokers, financial representatives or any other bank, dealer or other institution that has a sub-shareholder servicing agreement with the funds. Shareholder servicing agents may charge additional fees to investors for those services not otherwise included in their sub-distribution or servicing agreement, such as cash management or special trust or retirement investment reporting.
           In addition, the Advisor or administrator may provide compensation to shareholder servicing agents for distribution, administrative and promotional services.

           There are no minimum investments with respect to Class R shares.

           Instructions for buying and selling shares must generally be submitted by your employer-sponsored plan, not by plan participants for whose benefit the shares are held. Please contact your shareholder servicing agent for more information on how to open a fund account.

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in

76 | How to Buy and Sell Class R Shares

           this prospectus or the Statement of Additional Information as payable to all financial advisors. For example, the Advisor, the
           Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket"
           platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the
           Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing

                                        How to Buy and Sell Class R Shares  | 77

           payments is included in each fund's Statement of Additional
           Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the
           DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for each fund. In addition, the
           Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

78 | Policies You Should Know About

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           621-1048.

           DWS DREMAN SMALL CAP VALUE FUND. Effective December 29, 2006, DWS
           Dreman Small Cap Value Fund was closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund.

           You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time December 29, 2006, you were:

           -  a current fund shareholder; or

           -  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an
              investment option.

           New accounts may be opened for:

           -  transfers of shares from existing accounts in this fund
              (including IRA rollovers);

           -  Officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

                                            Policies You Should Know About  | 79

           -  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder
           Distributors, Inc. ("DWS-SDI") ("Flex Plans");

           -  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of December 29, 2006;

           -  purchases through any comprehensive or "wrap" fee program or other fee based program; or

           -  accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and the portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

           Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 29, 2006.
           Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

           Exchanges will not be permitted unless the exchange is being made into an existing fund account.

           DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

           The fund may resume sales of shares to additional investors at a future date, but has no present intention to do so.

           IRA ROLLOVERS. You may complete a direct rollover from an
           employer-sponsored plan offering Class R shares to an IRA account by reinvesting up to the full amount of your distribution in Class A shares of any DWS fund at net asset value. Subsequent purchases of
           Class A shares will be made at the public offering price as described in the prospectus for Class A shares. Please note that if you terminate your participation in an employer-sponsored plan and transfer all of your Class R shares, you will lose the privilege of purchasing Class R shares in the future. Rollovers to a DWS Class R share IRA are not permitted.

80 | Policies You Should Know About

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

                                            Policies You Should Know About  | 81

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           INITIAL PURCHASE. The minimum initial investment for Class A, B and
           C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, group retirement plans and certain other accounts having lower minimum share balance requirements or Class R shares).

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily

82 | Policies You Should Know About

           available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g., "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

                                            Policies You Should Know About  | 83

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor

84 | Policies You Should Know About

           reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
           redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's
           Board, intermediaries

                                            Policies You Should Know About  | 85

           who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

86 | Policies You Should Know About

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

            Since many transactions may be initiated by telephone or
            electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
            personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

                                            Policies You Should Know About  | 87

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           621-1048 or contact your financial advisor for more information.

            WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
            CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC.
           These include:

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

88 | Policies You Should Know About

           -  the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to determine if the conditions exist

           -  withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           -  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           -  for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           -  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS
           SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
           Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

                                            Policies You Should Know About  | 89

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system.
           In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment
           Company Act of 1940. Generally, those circumstances are when 1) the
           New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy shares is based on the NAV per share calculated after the order is received by the transfer agent, although for Class A shares it will be adjusted to allow for any applicable sales charge (see "Choosing a Share Class"). The price at which you sell shares is also based on the NAV per share calculated after the order is received by the transfer agent, although a CDSC may be taken out of the proceeds (see "Choosing a Share Class").

90 | Policies You Should Know About

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

                                            Policies You Should Know About  | 91

           -  withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications including certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or redemption fee); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

92 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS
           Dreman High Return Equity Fund each intends to pay dividends to shareholders quarterly. These funds also intend to pay distributions annually in December. DWS Dreman Mid Cap Value Fund and DWS Dreman
           Small Cap Value Fund each intends to pay dividends and distributions to shareholders annually in December.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
            can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
            employer-sponsored qualified plans, and retirement plans,
            reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 93

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:

DISTRIBUTIONS FROM A FUND
-  gains from the sale of                             -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

94 | Understanding Distributions and Taxes

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.

                                     Understanding Distributions and Taxes  | 95

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to
           Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End
           Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

96 | Appendix

DWS Large Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.00%             -1.98%       $  9,802.00        $   671.14
   2           10.25%        1.00%              1.94%       $ 10,194.08        $    99.98
   3           15.76%        1.00%              6.02%       $ 10,601.84        $   103.98
   4           21.55%        1.00%             10.26%       $ 11,025.92        $   108.14
   5           27.63%        1.00%             14.67%       $ 11,466.95        $   112.46
   6           34.01%        1.00%             19.26%       $ 11,925.63        $   116.96
   7           40.71%        1.00%             24.03%       $ 12,402.66        $   121.64
   8           47.75%        1.00%             28.99%       $ 12,898.76        $   126.51
   9           55.13%        1.00%             34.15%       $ 13,414.71        $   131.57
  10           62.89%        1.00%             39.51%       $ 13,951.30        $   136.83
  TOTAL                                                                        $ 1,729.21

DWS Large Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.83%              3.17%       $ 10,317.00        $   185.90
   2           10.25%        1.83%              6.44%       $ 10,644.05        $   191.79
   3           15.76%        1.83%              9.81%       $ 10,981.47        $   197.87
   4           21.55%        1.83%             13.30%       $ 11,329.58        $   204.15
   5           27.63%        1.83%             16.89%       $ 11,688.73        $   210.62
   6           34.01%        1.83%             20.59%       $ 12,059.26        $   217.29
   7           40.71%        1.00%             25.42%       $ 12,541.63        $   123.00
   8           47.75%        1.00%             30.43%       $ 13,043.29        $   127.92
   9           55.13%        1.00%             35.65%       $ 13,565.03        $   133.04
  10           62.89%        1.00%             41.08%       $ 14,107.63        $   138.36
  TOTAL                                                                        $ 1,729.24

                                                                  Appendix  | 97

DWS Large Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.74%              3.26%       $ 10,326.00        $   176.84
   2           10.25%        1.74%              6.63%       $ 10,662.63        $   182.60
   3           15.76%        1.74%             10.10%       $ 11,010.23        $   188.55
   4           21.55%        1.74%             13.69%       $ 11,369.16        $   194.70
   5           27.63%        1.74%             17.40%       $ 11,739.80        $   201.05
   6           34.01%        1.74%             21.23%       $ 12,122.51        $   207.60
   7           40.71%        1.74%             25.18%       $ 12,517.71        $   214.37
   8           47.75%        1.74%             29.26%       $ 12,925.79        $   221.36
   9           55.13%        1.74%             33.47%       $ 13,347.17        $   228.57
  10           62.89%        1.74%             37.82%       $ 13,782.28        $   236.03
  TOTAL                                                                        $ 2,051.67

DWS Dreman Concentrated Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.31%             -2.27%       $  9,772.78        $   700.75
   2           10.25%        1.60%              1.05%       $ 10,105.06        $   159.02
   3           15.76%        1.60%              4.49%       $ 10,448.63        $   164.43
   4           21.55%        1.60%              8.04%       $ 10,803.88        $   170.02
   5           27.63%        1.60%             11.71%       $ 11,171.21        $   175.80
   6           34.01%        1.60%             15.51%       $ 11,551.04        $   181.78
   7           40.71%        1.60%             19.44%       $ 11,943.77        $   187.96
   8           47.75%        1.60%             23.50%       $ 12,349.86        $   194.35
   9           55.13%        1.60%             27.70%       $ 12,769.75        $   200.96
  10           62.89%        1.60%             32.04%       $ 13,203.93        $   207.79
  TOTAL                                                                        $ 2,342.86

98 | Appendix

DWS Dreman Concentrated Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.06%              2.94%       $ 10,294.00        $  209.03
   2           10.25%        2.39%              5.63%       $ 10,562.67        $  249.24
   3           15.76%        2.39%              8.38%       $ 10,838.36        $  255.74
   4           21.55%        2.39%             11.21%       $ 11,121.24        $  262.42
   5           27.63%        2.39%             14.12%       $ 11,411.50        $  269.27
   6           34.01%        2.39%             17.09%       $ 11,709.34        $  276.29
   7           40.71%        1.60%             21.07%       $ 12,107.46        $  190.53
   8           47.75%        1.60%             25.19%       $ 12,519.12        $  197.01
   9           55.13%        1.60%             29.45%       $ 12,944.77        $  203.71
  10           62.89%        1.60%             33.85%       $ 13,384.89        $  210.64
  TOTAL                                                                        2,323.88

DWS Dreman Concentrated Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.06%              2.94%       $ 10,294.00        $   209.03
   2           10.25%        2.32%              5.70%       $ 10,569.88        $   242.02
   3           15.76%        2.32%              8.53%       $ 10,853.15        $   248.51
   4           21.55%        2.32%             11.44%       $ 11,144.02        $   255.17
   5           27.63%        2.32%             14.43%       $ 11,442.68        $   262.01
   6           34.01%        2.32%             17.49%       $ 11,749.34        $   269.03
   7           40.71%        2.32%             20.64%       $ 12,064.22        $   276.24
   8           47.75%        2.32%             23.88%       $ 12,387.54        $   283.64
   9           55.13%        2.32%             27.20%       $ 12,719.53        $   291.24
  10           62.89%        2.32%             30.60%       $ 13,060.41        $   299.05
  TOTAL                                                                        $ 2,635.94

                                                                  Appendix  | 99

DWS Dreman High Return Equity Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.08%             -2.06%       $  9,794.46        $   678.79
   2           10.25%        1.08%              1.78%       $ 10,178.40        $   107.85
   3           15.76%        1.08%              5.77%       $ 10,577.40        $   112.08
   4           21.55%        1.08%              9.92%       $ 10,992.03        $   116.47
   5           27.63%        1.08%             14.23%       $ 11,422.92        $   121.04
   6           34.01%        1.08%             18.71%       $ 11,870.70        $   125.79
   7           40.71%        1.08%             23.36%       $ 12,336.03        $   130.72
   8           47.75%        1.08%             28.20%       $ 12,819.60        $   135.84
   9           55.13%        1.08%             33.22%       $ 13,322.13        $   141.17
  10           62.89%        1.08%             38.44%       $ 13,844.36        $   146.70
  TOTAL                                                                        $ 1,816.45

DWS Dreman High Return Equity Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.89%              3.11%       $ 10,311.00        $   191.94
   2           10.25%        1.89%              6.32%       $ 10,631.67        $   197.91
   3           15.76%        1.89%              9.62%       $ 10,962.32        $   204.06
   4           21.55%        1.89%             13.03%       $ 11,303.25        $   210.41
   5           27.63%        1.89%             16.55%       $ 11,654.78        $   216.95
   6           34.01%        1.89%             20.17%       $ 12,017.24        $   223.70
   7           40.71%        1.08%             24.88%       $ 12,488.32        $   132.33
   8           47.75%        1.08%             29.78%       $ 12,977.86        $   137.52
   9           55.13%        1.08%             34.87%       $ 13,486.59        $   142.91
  10           62.89%        1.08%             40.15%       $ 14,015.26        $   148.51
  TOTAL                                                                        $ 1,806.24

100 | Appendix

DWS Dreman High Return Equity Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.82%              3.18%       $ 10,318.00        $   184.89
   2           10.25%        1.82%              6.46%       $ 10,646.11        $   190.77
   3           15.76%        1.82%              9.85%       $ 10,984.66        $   196.84
   4           21.55%        1.82%             13.34%       $ 11,333.97        $   203.10
   5           27.63%        1.82%             16.94%       $ 11,694.39        $   209.56
   6           34.01%        1.82%             20.66%       $ 12,066.27        $   216.22
   7           40.71%        1.82%             24.50%       $ 12,449.98        $   223.10
   8           47.75%        1.82%             28.46%       $ 12,845.89        $   230.19
   9           55.13%        1.82%             32.54%       $ 13,254.39        $   237.51
  10           62.89%        1.82%             36.76%       $ 13,675.88        $   245.07
  TOTAL                                                                        $ 2,137.25

DWS Dreman High Return Equity Fund - Class R

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.31%              3.69%       $ 10,369.00        $   133.42
   2           10.25%        1.31%              7.52%       $ 10,751.62        $   138.34
   3           15.76%        1.31%             11.48%       $ 11,148.35        $   143.44
   4           21.55%        1.31%             15.60%       $ 11,559.72        $   148.74
   5           27.63%        1.31%             19.86%       $ 11,986.28        $   154.23
   6           34.01%        1.31%             24.29%       $ 12,428.57        $   159.92
   7           40.71%        1.31%             28.87%       $ 12,887.19        $   165.82
   8           47.75%        1.31%             33.63%       $ 13,362.72        $   171.94
   9           55.13%        1.31%             38.56%       $ 13,855.81        $   178.28
  10           62.89%        1.31%             43.67%       $ 14,367.09        $   184.86
  TOTAL                                                                        $ 1,578.99

                                                                 Appendix  | 101

DWS Dreman Mid Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.35%             -2.31%       $  9,769.01        $   704.56
   2           10.25%        1.61%              1.00%       $ 10,100.18        $   159.95
   3           15.76%        1.61%              4.43%       $ 10,442.58        $   165.37
   4           21.55%        1.61%              7.97%       $ 10,796.58        $   170.98
   5           27.63%        1.61%             11.63%       $ 11,162.59        $   176.77
   6           34.01%        1.61%             15.41%       $ 11,541.00        $   182.76
   7           40.71%        1.61%             19.32%       $ 11,932.24        $   188.96
   8           47.75%        1.61%             23.37%       $ 12,336.74        $   195.37
   9           55.13%        1.61%             27.55%       $ 12,754.96        $   201.99
  10           62.89%        1.61%             31.87%       $ 13,187.35        $   208.84
  TOTAL                                                                        $ 2,355.55

DWS Dreman Mid Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.05%              2.95%       $ 10,295.00        $   208.02
   2           10.25%        2.46%              5.56%       $ 10,556.49        $   256.47
   3           15.76%        2.46%              8.25%       $ 10,824.63        $   262.99
   4           21.55%        2.46%             11.00%       $ 11,099.57        $   269.67
   5           27.63%        2.46%             13.82%       $ 11,381.50        $   276.52
   6           34.01%        2.46%             16.71%       $ 11,670.59        $   283.54
   7           40.71%        1.61%             20.66%       $ 12,066.23        $   191.08
   8           47.75%        1.61%             24.75%       $ 12,475.27        $   197.56
   9           55.13%        1.61%             28.98%       $ 12,898.18        $   204.26
  10           62.89%        1.61%             33.35%       $ 13,335.43        $   211.18
  TOTAL                                                                        $ 2,361.29

102 | Appendix

DWS Dreman Mid Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.05%              2.95%       $ 10,295.00        $   208.02
   2           10.25%        2.37%              5.66%       $ 10,565.76        $   247.20
   3           15.76%        2.37%              8.44%       $ 10,843.64        $   253.70
   4           21.55%        2.37%             11.29%       $ 11,128.83        $   260.37
   5           27.63%        2.37%             14.22%       $ 11,421.51        $   267.22
   6           34.01%        2.37%             17.22%       $ 11,721.90        $   274.25
   7           40.71%        2.37%             20.30%       $ 12,030.19        $   281.46
   8           47.75%        2.37%             23.47%       $ 12,346.58        $   288.86
   9           55.13%        2.37%             26.71%       $ 12,671.29        $   296.46
  10           62.89%        2.37%             30.05%       $ 13,004.55        $   304.26
  TOTAL                                                                        $ 2,681.80

DWS Dreman Small Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.21%             -2.18%       $  9,782.21        $   691.20
   2           10.25%        1.21%              1.53%       $ 10,152.95        $   120.61
   3           15.76%        1.21%              5.38%       $ 10,537.75        $   125.18
   4           21.55%        1.21%              9.37%       $ 10,937.13        $   129.92
   5           27.63%        1.21%             13.52%       $ 11,351.65        $   134.85
   6           34.01%        1.21%             17.82%       $ 11,781.88        $   139.96
   7           40.71%        1.21%             22.28%       $ 12,228.41        $   145.26
   8           47.75%        1.21%             26.92%       $ 12,691.87        $   150.77
   9           55.13%        1.21%             31.73%       $ 13,172.89        $   156.48
  10           62.89%        1.21%             36.72%       $ 13,672.14        $   162.41
  TOTAL                                                                        $ 1,956.64

                                                                 Appendix  | 103

DWS Dreman Small Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        2.03%              2.97%       $ 10,297.00        $   206.01
   2           10.25%        2.03%              6.03%       $ 10,602.82        $   212.13
   3           15.76%        2.03%              9.18%       $ 10,917.72        $   218.43
   4           21.55%        2.03%             12.42%       $ 11,241.98        $   224.92
   5           27.63%        2.03%             15.76%       $ 11,575.87        $   231.60
   6           34.01%        2.03%             19.20%       $ 11,919.67        $   238.48
   7           40.71%        1.21%             23.71%       $ 12,371.43        $   146.96
   8           47.75%        1.21%             28.40%       $ 12,840.30        $   152.53
   9           55.13%        1.21%             33.27%       $ 13,326.95        $   158.31
  10           62.89%        1.21%             38.32%       $ 13,832.04        $   164.31
  TOTAL                                                                        $ 1,953.68

DWS Dreman Small Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.96%              3.04%       $ 10,304.00        $   198.98
   2           10.25%        1.96%              6.17%       $ 10,617.24        $   205.03
   3           15.76%        1.96%              9.40%       $ 10,940.01        $   211.26
   4           21.55%        1.96%             12.73%       $ 11,272.58        $   217.68
   5           27.63%        1.96%             16.15%       $ 11,615.27        $   224.30
   6           34.01%        1.96%             19.68%       $ 11,968.37        $   231.12
   7           40.71%        1.96%             23.32%       $ 12,332.21        $   238.15
   8           47.75%        1.96%             27.07%       $ 12,707.11        $   245.39
   9           55.13%        1.96%             30.93%       $ 13,093.41        $   252.85
  10           62.89%        1.96%             34.91%       $ 13,491.45        $   260.53
  TOTAL                                                                        $ 2,285.29

104 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------

PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Series, Inc.                  DWS Large Cap Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman Concentrated Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman High Return Equity Fund    811-5385
DWS Value Series, Inc.             DWS Dreman Mid Cap Value Fund    811-5385
DWS Value Series, Inc.           DWS Dreman Small Cap Value Fund    811-5385

(03/01/08) DVF1-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                                 MARCH 1, 2008

                                   PROSPECTUS
                              ------------------
                                    CLASS S

                            DWS LARGE CAP VALUE FUND

                       DWS DREMAN HIGH RETURN EQUITY FUND

                         DWS DREMAN MID CAP VALUE FUND

                        DWS DREMAN SMALL CAP VALUE FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW EACH FUND WORKS
  4      DWS Large Cap Value Fund
 11      DWS Dreman High Return
         Equity Fund
 17      DWS Dreman Mid Cap Value
         Fund
 24      DWS Dreman Small Cap Value
         Fund
 30      Other Policies and Secondary
         Risks
 32      Who Manages and Oversees
         the Funds
 37      Financial Highlights

HOW TO INVEST IN THE FUNDS
 42      How to Buy Shares
 43      How to Exchange or Sell
         Shares
 46      Policies You Should Know
         About
 59      Understanding Distributions
         and Taxes
 62      Appendix

HOW EACH FUND WORKS
On the next few pages, you'll find information about each fund's investment objective, the main strategies each uses to pursue that objective and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

DWS Dreman Small Cap Value Fund is closed to new investors
(see "Policies You Should Know About" for additional information).

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

                                  Class S
  ticker symbol                   KDCSX
    fund number                   2312

    DWS LARGE CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation, with current income as a secondary objective.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities of large US companies that are similar in size to the companies in the Russell 1000 (Reg.
            TM) Value Index (as of January 31, 2008, the Russell 1000 (Reg. TM)
            Value Index had a median market capitalization of $4.9 billion) and that the portfolio managers believe are undervalued. These are typically companies that have been sound historically, but are temporarily out of favor. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector (which is comprised of two or more industries), at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Large Cap Value Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it believes the stock's price is unlikely to go higher, its fundamental factors have changed, other investments offer better opportunities or in the course of adjusting its emphasis on a given industry.

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

                                                   DWS Large Cap Value Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.
            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for investors interested in diversifying a growth-oriented portfolio or adding a core holding to a value-oriented portfolio.

6 | DWS Large Cap Value Fund

            recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                                   DWS Large Cap Value Fund  | 7

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Large Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]

 2.20     15.91      12.89
2005      2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

Best Quarter: 6.05%, Q3 2006               Worst Quarter: -1.57%, Q1 2005

8 | DWS Large Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR        SINCE INCEPTION*

 CLASS S
   Return before Taxes                                12.89             10.71
   Return after Taxes on Distributions                 8.92              8.38
   Return after Taxes on Distributions
   and Sale of Fund Shares                            12.23**            8.94**
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                                -0.17             9.32
 S&P 500 INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                                5.49              8.62

 *   Class S commenced operations on December 20, 2004. Index comparisons are as of December 31, 2004.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in a assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation. Russell 1000 (Reg. TM) Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the US and whose common stocks are traded.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                                   DWS Large Cap Value Fund  | 9

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                               CLASS S

 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________
 Management Fee                                           0.42%
 Distribution and/or Service (12b-1) Fee                 None
 Other Expenses 2                                          0.25
 TOTAL ANNUAL OPERATING EXPENSES 3                         0.67

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   "Other Expenses" also include an administrative services fee paid to the
   Advisor in the amount of 0.10%.

3   Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.80% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Class S shares         $68         $214         $373         $835

10 | DWS Large Cap Value Fund

                                            Class S
  ticker symbol                             KDHSX
    fund number                             2387

    DWS DREMAN HIGH RETURN EQUITY FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks to achieve a high rate of total return.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in equity securities (mainly common stocks). The fund focuses on stocks of large US companies that are similar in size to the companies in the S&P 500 Index (as of January 31, 2008, the S&P 500
            Index had a median market capitalization of $11.8 billion) and that the portfolio managers believe are undervalued. The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Index. Although the fund can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors. In fact, it may invest more than 25% of total assets in a single sector.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it reaches a target price, its fundamental factors have changed or when other investments offer better opportunities.

                                        DWS Dreman High Return Equity Fund  | 11

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance. When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes, which could affect the fund's ability to sell them at an attractive price.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are interested in a large-cap value fund that may focus on certain sectors of the economy.

12 | DWS Dreman High Return Equity Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                        DWS Dreman High Return Equity Fund  | 13

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman High Return Equity Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]

17.62      -1.03
2006       2007

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 6.75%, Q4 2006               WORST QUARTER: -5.85%, Q4 2007

14 | DWS Dreman High Return Equity Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                              1 YEAR       SINCE INCEPTION*

 CLASS S
   Return before Taxes                         -1.03              7.46
   Return after Taxes on Distributions         -2.88              6.44
   Return after Taxes on Distributions
   and Sale of Fund Shares                     0.57**             6.18
 S&P 500 (reflects no deductions for
 fees, expenses or taxes)                      5.49               9.30

 *   Inception date for Class S was February 28, 2005. Index comparison begins on February 28, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total returns would have been lower had certain expenses not been reduced.

 STANDARD & POOR'S 500 INDEX (S&P 500) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

                                        DWS Dreman High Return Equity Fund  | 15

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                               CLASS S

 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________
 Management Fee                                           0.67%
 Distribution and/or Service (12b-1) Fee                 None
 Other Expenses                                           0.31
 TOTAL ANNUAL OPERATING EXPENSES                          0.98

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Class S shares        $100         $312         $542       $1,201

16 | DWS Dreman High Return Equity Fund

                                       Class S
  ticker symbol                        MIDTX
    fund number                        2117

    DWS DREMAN MID CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of mid-cap companies that the portfolio managers believe are undervalued, but have favorable prospects for
            appreciation. The fund defines mid-cap companies as companies that have a market capitalization similar to that of the Russell Midcap
            (Reg. TM) Value Index with a market capitalization which usually ranges from $1 billion to $20 billion.

            The fund may invest up to 20% of total assets in foreign
            securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening for stocks of mid-cap companies with below market price-to-earnings ratios. The portfolio managers then compare the company's stock price to its book value, cash flow and yield and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term capital appreciation and dividend growth.

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on an analysis of economic outlooks for various sectors and industries.

            The portfolio managers will normally sell a stock when it may no longer qualify as a mid-cap company, it reaches a target price, its fundamental factors change or other investments offer better opportunities.

                                             DWS Dreman Mid Cap Value Fund  | 17

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock
            represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
            These may affect single companies as well as groups of companies.
            In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

18 | DWS Dreman Mid Cap Value Fund

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            MEDIUM-SIZED COMPANY RISK. Medium-sized company stocks tend to experience steeper price fluctuations - down as well as up - than stocks of larger companies. A shortage of reliable information -
            the same information gap that creates opportunity - can pose added risk. Industry-wide reversals may have a greater impact on medium-sized companies, since they usually lack a large company's financial resources. Medium-sized company stocks are typically less liquid than large company stocks; when things are going poorly, it is harder to find a buyer for a medium-sized company's shares.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

                                             DWS Dreman Mid Cap Value Fund  | 19

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

20 | DWS Dreman Mid Cap Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Mid Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]

18.29      5.72
2006       2007

                FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 7.64%, Q2 2007               WORST QUARTER: -3.98%, Q4 2007

                                             DWS Dreman Mid Cap Value Fund  | 21

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                               1 YEAR       SINCE INCEPTION*

 CLASS S
   Return before Taxes                          5.72              10.79
   Return after Taxes on Distributions          3.67               9.54
   Return after Taxes on Distributions
   and Sale of Fund Shares                      4.15**             8.65
 RUSSELL MIDCAP (Reg. TM) VALUE INDEX
 (reflects no deductions for fees,
 expenses or taxes)                             -1.42              8.12

 *   Inception date for the fund was August 2, 2005. Index comparison begins on
     July 31, 2005.

 **   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

     Total return would have been lower had certain expenses not been reduced.

 The RUSSELL MIDCAP (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell
 1000 Value Index.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

22 | DWS Dreman Mid Cap Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                               CLASS S

 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________
 Management Fee                                           0.75%
 Distribution and/or Service (12b-1) Fee                  None
 Other Expenses                                           0.62
 TOTAL ANNUAL OPERATING EXPENSES                          1.37
 Less Expense Waiver/Reimbursement 2                       0.37
 NET ANNUAL OPERATING EXPENSES 2                           1.00

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2
  Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Class S shares        $102         $397         $715       $1,614

                                             DWS Dreman Mid Cap Value Fund  | 23

                                         Class S
  ticker symbol                          KDSSX
    fund number                          2389

    DWS DREMAN SMALL CAP VALUE FUND

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term capital appreciation.

            Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies, which the fund defines as companies that are similar in market value to those in the Russell 2000 (Reg. TM) Index (as of January 31, 2008, the
            Russell 2000 (Reg. TM) Index had a median market capitalization of
            $539 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the
            Index.

            While the fund invests mainly in US stocks, it could invest up to
            20% of total assets in foreign securities.

            The fund's equity investments are mainly common stocks, but may also include other types of equities such as preferred or
            convertible stocks.

            The portfolio managers begin their stock selection process by screening stocks of small companies with below market
            price-to-earnings (P/E) ratios. The managers then seek companies with a low price compared to the book value, cash flow and yield and analyze individual companies to identify those that are fundamentally sound and appear to have strong potential for earnings and dividend growth over the Index.

            From the remaining group, the managers then complete their fundamental analysis and make their buy decisions from a group of the most attractive stocks, drawing on an analysis of economic outlooks for various industries.

            The managers will normally sell a stock when it no longer qualifies as a small company, when its P/E rises above that of the Index, its fundamentals change or other investments offer better
            opportunities.

24 | DWS Dreman Small Cap Value Fund

            OTHER INVESTMENTS. The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). Derivatives may be used for hedging and for risk management or for non-hedging purposes to seek to enhance potential gains. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            In particular, the fund may use futures, currency options and forward currency transactions.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. As with most stock funds, the most important factor affecting this fund is how the stock market performs (to the extent the fund invests in a particular market sector, the fund's performance may be proportionately affected by that segment's general performance). When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor
            management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            SECURITY SELECTION RISK. A risk that pervades all investing is the risk that the securities in the fund's portfolio may decline in value.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for value-oriented investors who are interested in small-cap market exposure.

                                           DWS Dreman Small Cap Value Fund  | 25

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK. While the fund does not concentrate in any industry or sector, to the extent that the fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, manufacturers of consumer goods could be hurt by a rise in unemployment or technology companies could be hurt by such factors as market saturation, price competition and rapid obsolescence.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  foreign securities may be more volatile than their US
               counterparts, for reasons such as currency fluctuations and political and economic uncertainty.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

26 | DWS Dreman Small Cap Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index performance (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

DWS Dreman Small Cap Value Fund

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S
[GRAPHIC APPEARS HERE]

24.21      2.68
2006       2007

                FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 14.79%, Q1 2006              WORST QUARTER: -4.19%, Q3 2007

                                           DWS Dreman Small Cap Value Fund  | 27

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/2007

                                                     1 YEAR    SINCE INCEPTION*

 CLASS S
   Return before Taxes                                2.68           12.25
   Return after Taxes on Distributions                0.47           10.38
   Return after Taxes on Distributions
   and Sale of Fund Shares                            3.55**         10.21
 RUSSELL 2000 (Reg. TM) INDEX (reflects no
 deductions for fees, expenses or
 taxes)                                               -1.57           8.20
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               -9.78           6.33

 *   Inception date for Class S was February 28, 2005. Index comparisons began on February 28, 2005.

**   Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in a assumed tax deduction for the shareholder.

 RUSSELL 2000 (Reg. TM) INDEX is an unmanaged capitalization-weighted measure of approximately
 2,000 small US stocks.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The return reflects taxes only on the fund's distributions and not on a shareholder's gain or loss from selling fund shares.

RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The return reflects taxes on both the fund's distributions and a shareholder's gain or loss from selling fund shares.

28 | DWS Dreman Small Cap Value Fund

HOW MUCH INVESTORS PAY

The table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

FEE TABLE                                               CLASS S

 SHAREHOLDER FEES, paid directly from your investment
____________________________________________________________________________
 Redemption/Exchange Fee on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                    2.00%

 ANNUAL OPERATING EXPENSES, deducted from fund assets
____________________________________________________________________________
 Management Fee                                           0.71%
 Distribution and/or Service (12b-1) Fee                 None
 Other Expenses                                           0.34
 Acquired Funds (Underlying Funds) Fees
 and Expenses 2                                            0.01
 TOTAL ANNUAL OPERATING EXPENSES                          1.06

1   This fee is charged on applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

2   The amount indicated is based on the indirect net expenses associated with the fund's investment in the underlying funds for the fiscal year ended
   November 30, 2007.

Based on the costs above, this example helps you compare the expenses of the fund to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS

 Class S shares        $108         $337         $585       $1,294

                                           DWS Dreman Small Cap Value Fund  | 29

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. However, the Board will provide
              shareholders with at least 60 days' notice prior to making any changes to each fund's 80% investment policy as described herein.

           -  As a temporary defensive measure, each fund could shift up to 50%
              of assets into investments such as money market securities. This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment objective.
              However, portfolio management may choose not to use these
              strategies for various reasons, even in volatile market
              conditions.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean distributions at higher tax rates.

           Secondary risks

           The risk disclosure below applies to each fund, unless otherwise noted.

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

30 | Other Policies and Secondary Risks

           PRICING RISK. At times, market conditions may make it difficult to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such valuation
           methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may pay too much for fund shares when you buy into the fund. If the fund has underestimated the price of its securities, you may not receive the full market value when you sell your fund shares.

           IPO RISK. Securities purchased in initial public offerings (IPOs)
           may be very volatile, rising and falling rapidly, often based, among other reasons, on investor perceptions rather than on economic reasons. Additionally, investments in IPOs may magnify the fund's performance if it has a small asset base. The fund is less likely to experience a similar impact on its performance as its assets grow because it is unlikely that the fund will be able to obtain proportionately larger IPO allocations.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its objective.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten holdings and other fund information is posted on
           www.dws-scudder.com

                                        Other Policies and Secondary Risks  | 31

           as of the calendar quarter-end on or after the 15th day following quarter-end. Each fund's Statement of Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor, or a subadvisor, makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The
           Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

32 | Who Manages and Oversees the Funds

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

FUND NAME                                            FEE PAID

  DWS Large Cap Value Fund                            0.46%
  DWS Dreman High Return Equity Fund                  0.67%
  DWS Dreman Mid Cap Value Fund                        0.51%*
  DWS Dreman Small Cap Value Fund                     0.71%

           *   Reflects the effects of expense limitations and/or fee waivers then in effect.

           Effective April 25, 2007, DWS Large Cap Value Fund pays the Advisor under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.425% of the fund's average daily net assets up to $1.5 billion, 0.400% of the next $500 million, 0.375% of the next $1 billion, 0.350% of the next $1 billion, 0.325% of the next $1 billion and 0.300% thereafter.

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement and, as applicable, subadvisory agreement, is contained in the most recent shareholder reports for the annual period ended November 30 (see "Shareholder reports" on the back cover).

           The Advisor provides administrative services to DWS Large Cap Value
           Fund under a separate administrative services agreement between the fund and the Advisor. The funds, other than DWS Large Cap Value
           Fund, each pay the Advisor for providing most of each fund's administrative services under each fund's investment management agreement.

           The Subadvisors

           Subadvisor for DWS Dreman High Return Equity Fund, DWS Dreman Mid
           Cap Value Fund and DWS Dreman Small Cap Value Fund

           The subadvisor for DWS Dreman High Return Equity Fund, DWS Dreman
           Mid Cap Value Fund and DWS Dreman Small Cap Value Fund is Dreman
           Value Management, L.L.C. ("DVM"), 520 East Cooper Avenue, Suite
           230-4, Aspen, CO 81611. DVM was founded in 1977 and currently manages over $18.9 billion in assets, which is primarily comprised of institutional accounts

                                        Who Manages and Oversees the Funds  | 33

           and investment companies managed by the advisor. Pursuant to a subadvisory agreement with DIMA, DVM performs some of the functions of the Advisor, including making each fund's investment decisions and buying and selling securities for each fund.

           Subadvisor for DWS Large Cap Value Fund

           The subadvisor for DWS Large Cap Value Fund is Deutsche Asset
           Management International GmbH ("DeAMi"), Mainzer Landstrasse
           178-190, Frankfurt am Main, Germany. DeAMi renders investment advisory and management services to the fund. DeAMi is an investment advisor registered with the Securities and Exchange Commission and currently manages over $60 billion in assets, which is primarily comprised of institutional accounts and investment companies. DeAMi is a subsidiary of Deutsche Bank AG. DIMA compensates DeAMi out of the management fee it receives from the fund.

34 | Who Manages and Oversees the Funds

Portfolio management

Each fund is managed by a team of investment professionals who collaborate to develop and implement each fund's investment strategy. Each portfolio manager on the teams has authority over all aspects of a fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows in accordance with the portfolio holdings.

The following people handle the day-to-day management of each fund:

DWS DREMAN HIGH RETURN EQUITY FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
-  Began investment career in 1957.
-  Joined the fund team in 1998.
-  Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2000.
-  Executive Vice President responsible for Marketing.
-  Began investment career in 1986.
-  Member of Investment Policy Committee.
-  Joined the fund team in 2001.
-  Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

E. Clifton Hoover, Jr.
Portfolio Manager.
-  Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.

-  Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
-  Over 21 years of investment industry experience.
-  Joined the fund team in 2006.
-  MS, Texas Tech University.

DWS LARGE CAP VALUE FUND

Thomas Schuessler, PhD
Director of Deutsche Asset Management and Portfolio Manager.
-  Joined Deutsche Asset Management in 2001 after 5 years at Deutsche Bank where he managed various products and worked in the office of the Chairman of the Management Board.
-  US and Global Fund Management: Frankfurt.
-  Joined the fund team in 2007.
-  PhD, University of Heidelberg, studies in physics and economics at
   University of Heidelberg and University of Utah.

                                        Who Manages and Oversees the Funds  | 35

DWS DREMAN MID CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Co-Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2005.
- Founder, Dreman Value Management, L.L.C.

F. James Hutchinson
President of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2000.
- Executive Vice President responsible for Marketing.
- Began investment career in 1986.
- Member of Investment Policy Committee.
- Joined the fund team in 2006.
- Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Mark Roach
Co-Lead Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
- Joined the fund team in 2006.
- Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
- BS, Baldwin Wallace College; MBA, University of Chicago.

DWS DREMAN SMALL CAP VALUE FUND

David N. Dreman
Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and
Lead Portfolio Manager.
- Began investment career in 1957.
- Joined the fund team in 2002.
- Founder, Dreman Value Management, L.L.C.

Mark Roach
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in November 2006 as a Managing
   Director and Portfolio Manager of Small and Mid Cap products.
- Joined the fund team in 2006.
- Prior to that, Portfolio Manager at Vaughan Nelson Investment Management,
   managing a small cap product from 2002 through 2006; security analyst from
   1997 to 2001 for various institutions including Fifth Third Bank, Lynch,
   Jones & Ryan and USAA.
- BS, Baldwin Wallace College; MBA, University of Chicago.

E. Clifton Hoover, Jr.
Portfolio Manager.
- Joined Dreman Value Management, L.L.C. in 2006 as a Managing Director and
   Co-Chief Investment Officer of Large Cap Value Strategy.
- Prior to joining Dreman Value Management, L.L.C., Managing Director and a
   Portfolio Manager at NFJ Investment Group since 1997; Vice President -
   Corporate Finance at Credit Lyonnais, 1992-1997; Financial Analyst at
   Citibank, 1990-1992; and Credit Analyst/Corporate Loan Officer for
   RepublicBank (now Bank of America), 1985-1990.
- Over 21 years of investment industry experience.
- Joined the fund team in 2006.
- MS, Texas Tech University.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

36 | Who Manages and Oversees the Funds

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Large Cap Value Fund - Class S

YEARS ENDED NOVEMBER 30,                               2007         2006           2005a

SELECTED PER SHARE DATA
----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  24.40     $  22.88       $  22.21
-------------------------------------------------   --------     --------       --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .36       .45d              .40
_________________________________________________   ________     ________       ________
  Net realized and unrealized gain (loss)               2.35         2.63            .55
-------------------------------------------------   --------     --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                      2.71         3.08            .95
_________________________________________________   ________     ________       ________
Less distributions from:
  Net investment income                               (  .44)      (  .41)        (  .28)
_________________________________________________   ________     ________       ________
  Net realized gains                                  (2.15)      (1.15)             -
_________________________________________________   ________     ________       ________
  TOTAL DISTRIBUTIONS                                 (2.59)      (1.56)        (  .28)
_________________________________________________   ________     ________       ________
Redemption fees                                          .00***       .00***         .00***
-------------------------------------------------   --------     --------       --------
NET ASSET VALUE, END OF PERIOD                      $  24.52     $  24.40       $  22.88
-------------------------------------------------   --------     --------       --------
Total Return (%)                                     12.06c       14.33d            4.33**
-------------------------------------------------   --------     --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)                 1,394        1,438          1,483
_________________________________________________   ________     ________       ________
Ratio of expenses before expense reductions (%)          .67          .71            .68*
_________________________________________________   ________     ________       ________
Ratio of expenses after expense reductions (%)           .66          .71            .68*
_________________________________________________   ________     ________       ________
Ratio of net investment income (loss) (%)               1.54      1.96d             1.89*
_________________________________________________   ________     ________       ________
Portfolio turnover rate (%)                               86           76             56
-------------------------------------------------   --------     --------       --------

a   For the period from December 20, 2004 (commencement of operations of Class
   S shares) to November 30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.033 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.15% lower.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 37

DWS Dreman High Return Equity Fund - Class S

YEARS ENDED NOVEMBER 30,                           2007           2006           2005a

SELECTED PER SHARE DATA
---------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  50.75       $  44.38       $  43.74
---------------------------------------------   --------       --------       --------
Income (loss) from investment operations:
  Net investment income b                            1.00            .91            .59
_____________________________________________   ________       ________       ________
  Net realized and unrealized gain (loss)            .01           7.22            .61
---------------------------------------------   --------       --------       --------
  TOTAL FROM INVESTMENT OPERATIONS                  1.01           8.13           1.20
_____________________________________________   ________       ________       ________
Less distributions from:
  Net investment income                           (1.06)        (  .81)        (  .56)
_____________________________________________   ________       ________       ________
  Net realized gains                              (  .42)        (  .95)             -
_____________________________________________   ________       ________       ________
  TOTAL DISTRIBUTIONS                             (1.48)        (1.76)        (  .56)
_____________________________________________   ________       ________       ________
Redemption fees                                      .00***         .00***         .00***
---------------------------------------------   --------       --------       --------
NET ASSET VALUE, END OF PERIOD                  $  50.28       $  50.75       $  44.38
---------------------------------------------   --------       --------       --------
Total Return (%)                                    1.95        18.53c            2.77**
---------------------------------------------   --------       --------       --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------   --------
Net assets, end of period ($ millions)              288            171             38
_______________________________________________  ______       ________       ________
Ratio of expenses before expense reductions (%)     .98            .98            .84*
_______________________________________________  ______       ________       ________
Ratio of expenses after expense reductions (%)      .98            .97            .84*
_______________________________________________  ______       ________       ________
Ratio of net investment income (%)                 1.93           1.92           1.81*
_______________________________________________  ______       ________       ________
Portfolio turnover rate (%)                          27             32              9
-----------------------------------------------  ------       --------       --------

a   For the period from February 28, 2005 (commencement of operations of Class
   S shares) to November 30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

38 | Financial Highlights

DWS Dreman Mid Cap Value Fund - Class S

YEARS ENDED NOVEMBER 30,                               2007           2006            2005a

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  11.97       $  10.05        $  10.00
-------------------------------------------------   --------       --------        --------
Income (loss) from investment operations:
  Net investment income (loss)b                          .14            .13          (  .00)***
_________________________________________________   ________       ________        ________
  Net realized and unrealized gain (loss)                .80           1.85             .05
-------------------------------------------------   --------       --------        --------
  TOTAL FROM INVESTMENT OPERATIONS                       .94           1.98             .05
_________________________________________________   ________       ________        ________
Less distributions from:
  Net investment income                               (  .12)        (  .06)              -
_________________________________________________   ________       ________        ________
  Net realized gains                                  (  .15)             -               -
_________________________________________________   ________       ________        ________
  TOTAL DISTRIBUTIONS                                 (  .27)        (  .06)              -
_________________________________________________   ________       ________        ________
Redemption fees                                          .00***         .00***          .00***
-------------------------------------------------   --------       --------        --------
NET ASSET VALUE, END OF PERIOD                      $  12.64       $  11.97        $  10.05
-------------------------------------------------   --------       --------        --------
Total Return (%)c                                       7.88          19.88             .50**
-------------------------------------------------   --------       --------        --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    14              6               2
_________________________________________________   ________       ________        ________
Ratio of expenses before expense reductions (%)         1.37           2.27            6.38*
_________________________________________________   ________       ________        ________
Ratio of expenses after expense reductions (%)          1.00         .90d              2.46*
_________________________________________________   ________       ________        ________
Ratio of net investment income (loss) (%)               1.14           1.21          (  .16)*
_________________________________________________   ________       ________        ________
Portfolio turnover rate (%)                               82             34              10
-------------------------------------------------   --------       --------        --------

a   For the period from August 2, 2005 (commencement of operations) to November
   30, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

d   The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund.
   The ratio without this reimbursement would have been 1.19%.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

                                                      Financial Highlights  | 39

DWS Dreman Small Cap Value Fund - Class S

YEARS ENDED NOVEMBER 30,                         2007           2006       2005a

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $  40.37       $  35.44   $  33.09
-------------------------------------------   --------       --------   --------
Income (loss) from investment operations:
  Net investment income (loss)b                    .21            .23        .25
___________________________________________   ________       ________   ________
  Net realized and unrealized gain (loss)          .94           8.14       2.39
-------------------------------------------   --------       --------   --------
  TOTAL FROM INVESTMENT OPERATIONS                1.15           8.37       2.64
___________________________________________   ________       ________   ________
Less distributions from:
  Net investment income                         (  .02)        (  .30)         -
___________________________________________   ________       ________   ________
  Net realized gains                            (2.11)        (3.14)    (  .29)
___________________________________________   ________       ________   ________
  TOTAL DISTRIBUTIONS                           (2.13)        (3.44)    (  .29)
___________________________________________   ________       ________   ________
Redemption fees                                    .00***         .00***     .00***
-------------------------------------------   --------       --------   --------
NET ASSET VALUE, END OF PERIOD                $  39.39       $  40.37   $  35.44
-------------------------------------------   --------       --------   --------
Total Return (%)                                  2.99          25.84       8.05**
-------------------------------------------   --------       --------   --------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period ($ millions)             216            154          4
___________________________________________   ________       ________   ________
Ratio of expenses (%)                             1.05            .89        .98*
___________________________________________   ________       ________   ________
Ratio of net investment income (loss) (%)          .56            .69        .97*
___________________________________________   ________       ________   ________
Portfolio turnover rate (%)                         60             48         67
-------------------------------------------   --------       --------   --------

a   For the period from February 28, 2005 (commencement of operations of Class
   S shares) to November 30, 2005.

b   Based on average shares outstanding during the period.

*   Annualized

**   Not annualized

***   Amount is less than $.005.

40 | Financial Highlights

HOW TO INVEST IN THE FUNDS

THE FOLLOWING PAGES TELL YOU HOW TO INVEST IN A FUND AND WHAT TO EXPECT AS A
SHAREHOLDER. The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing directly with DWS Scudder, all of this information applies to you. If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the funds' distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

How to BUY Shares

 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS

 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs and UTMAs/           IRAs
 UGMAs                                        $50 or more for an account with an
 $1,000 or more for an account with an        Automatic Investment Plan
 Automatic Investment Plan
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
                                              Send a DWS Scudder investment slip or
 -  Fill out and sign an application
                                              short note that includes:
 -  Send it to us at the appropriate
                                              -  fund and class name
  address, along with an investment
  check made payable to "DWS                  -  account number
  Scudder"                                    -  check payable to "DWS Scudder"
 BY WIRE
 -  Call (800) 728-3337 for instructions      -  Call (800) 728-3337 for instructions
 BY PHONE
 Not available                                -  Call (800) 728-3337 for instructions
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on our            -  To set up regular investments from a
  application including a check for the       bank checking account, call
  initial investment and a voided check       (800) 728-3337 (minimum $50)
 USING QuickBuy
 Not available                                -  Call (800) 728-3337 to make sure
                                              QuickBuy is set up on your account; if
                                              it is, you can request a transfer from
                                              your bank account of any amount
                                              between $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or        -  Call (800) 728-3337 to ensure you have
  log in if already registered                electronic services
 -  Print out a prospectus and a new          -  Register at www.dws-scudder.com
  account application                         or log in if already registered
 -  Complete and return the application       -  Follow the instructions for buying
  with your check                             shares with money from your bank
                                              account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

42 | How to Buy Shares

How to EXCHANGE or SELL Shares

 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES

                                                 Some transactions, including most for
 -  Exchanges into existing accounts:
                                                over $100,000, can only be ordered in
  $50 minimum per fund
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:
                                                please see "Signature Guarantee"
  $2,500 minimum per fund
  $1,000 minimum for IRAs and UTMAs/
  UGMAs
 BY PHONE                                        BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
  you're exchanging out of                      from which you want to sell shares
 -  the dollar amount or number of shares       -  the dollar amount or number of shares
  you want to exchange                          you want to sell
 -  the name and class of the fund you          -  your name(s), signature(s) and
  want to exchange into                         address, as they appear on your
                                                account
 -  your name(s), signature(s) and
  address, as they appear on your               -  a daytime telephone number
  account
 -  a daytime telephone number
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
  fund account, call (800) 728-3337             a DWS fund account, call
                                                (800) 728-3337
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                QuickSell is set up on your account; if
                                                it is, you can request a transfer to your
                                                bank account of any amount between
                                                $50 and $250,000
 ON THE INTERNET
 -  Register at www.dws-scudder.com or          -  Register at www.dws-scudder.com or
  log in if already registered                  log in if already registered
 -  Follow the instructions for making on-      -  Follow the instructions for making on-
  line exchanges                                line redemptions

--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m.- 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET

                                            How to Sell or Exchange Shares  | 43

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charge, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority or other concessions described in the fee table or elsewhere in this prospectus or the Statement of Additional
           Information as payable to all financial advisors. For example, the
           Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund "supermarket"
           platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the
           Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

44 | How to Sell or Exchange Shares

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the
           DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

                                            How to Sell or Exchange Shares  | 45

           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           728-3337.

           DWS DREMAN SMALL CAP VALUE FUND. Effective December 29, 2006, DWS
           Dreman Small Cap Value Fund was closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund.

           You may purchase fund shares through your existing fund account and reinvest dividends and capital gains if, as of 4:00 p.m. Eastern time December 29, 2006, you were:

           -  a current fund shareholder; or

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6
p.m. Eastern time on any fund business day by calling (800) 728-3337.

46 | Policies You Should Know About

           -  a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

           New accounts may be opened for:

           -  transfers of shares from existing accounts in this fund
              (including IRA rollovers);

           -  Officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

           -  any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP Inc. under an alliance with DWS Scudder
              Distributors, Inc. ("DWS-SDI") ("Flex Plans");

           -  any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of December 29, 2006;

           -  purchases through any comprehensive or "wrap" fee program or other fee based program; or

           -  accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and the portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

           Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 29, 2006.
           Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

           Exchanges will not be permitted unless the exchange is being made into an existing fund account.

           DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase fund shares.

           The fund may resume sales of shares to additional investors at a future date, but has no present intention to do so.

                                            Policies You Should Know About  | 47

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

48 | Policies You Should Know About

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

            INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts for which the minimum initial investment is
            $1,000 per account. In addition, the minimum initial investment is
            $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an
           Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee)
           will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the
           15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a

                                            Policies You Should Know About  | 49

           financial services firm, accounts maintained on behalf of
           participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor and participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g.,
           "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and transfer agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including

50 | Policies You Should Know About

           exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           Each fund may make exceptions to the roundtrip transaction policy for certain types of transactions if, in the opinion of the Advisor, the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or

                                            Policies You Should Know About  | 51

           operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

52 | Policies You Should Know About

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iii) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA;
           (iv) transactions on behalf of any mutual fund advised by the
           Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (v) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vi)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (vii)
           transactions involving hardship of any registered shareholder;
           (viii) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (ix) transactions involving shares purchased through the reinvestment of dividends or other distributions; (x) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xi) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their

                                            Policies You Should Know About  | 53

           sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the
           Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and to purchase and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

            TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
            automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

54 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 55

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer, including, but not limited to, when you are selling shares you bought recently by check or ACH
           (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the Federal Reserve Bank's wire payment system.
           In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment
           Company Act of 1940. Generally, those circumstances are when 1) the
           New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is the NAV.

56 | Policies You Should Know About

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

                                            Policies You Should Know About  | 57

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds for federal income tax purposes if we have been notified by the
              IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain
              certifications including certification that you are not subject to backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fee); you may recognize a gain or loss on the redemption of your fund shares and you may incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

58 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Large Cap Value Fund, and DWS Dreman High Return Equity Fund
           each intends to pay dividends to shareholders quarterly. These funds also intend to pay distributions annually in December. DWS Dreman
           Mid Cap Value Fund and DWS Dreman Small Cap Value Fund each intends to pay dividends and distributions to shareholders annually in
           December.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and capital gains
           distributions are generally taxable to shareholders. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

            YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
            can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
            employer-sponsored qualified plans, and retirement plans,
            reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 59

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depends on their type:

GENERALLY TAXED AT LONG-TERM                          GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:

DISTRIBUTIONS FROM A FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income

TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

60 | Understanding Distributions and Taxes

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%.

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion summarizes certain federal income tax consequences for shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund. For more information, see "Taxes" in the Statement of Additional Information.

                                     Understanding Distributions and Taxes  | 61

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical
           Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

62 | Appendix

DWS Large Cap Value Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        0.67%              4.33%       $ 10,433.00         $  68.45
   2           10.25%        0.67%              8.85%       $ 10,884.75         $  71.41
   3           15.76%        0.67%             13.56%       $ 11,356.06         $  74.51
   4           21.55%        0.67%             18.48%       $ 11,847.78         $  77.73
   5           27.63%        0.67%             23.61%       $ 12,360.78         $  81.10
   6           34.01%        0.67%             28.96%       $ 12,896.01         $  84.61
   7           40.71%        0.67%             34.54%       $ 13,454.40         $  88.27
   8           47.75%        0.67%             40.37%       $ 14,036.98         $  92.10
   9           55.13%        0.67%             46.45%       $ 14,644.78         $  96.08
  10           62.89%        0.67%             42.79%       $ 15,278.90         $ 100.24
  TOTAL                                                                         $ 834.50

DWS Dreman High Return Equity Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL                  ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                       OF RETURN:
               0.00%                   $10,000                             5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER         ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND          FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES          EXPENSES

   1            5.00%        0.98%              4.02%       $ 10,402.00        $    99.97
   2           10.25%        0.98%              8.20%       $ 10,820.16        $   103.99
   3           15.76%        0.98%             12.55%       $ 11,255.13        $   108.17
   4           21.55%        0.98%             17.08%       $ 11,707.59        $   112.52
   5           27.63%        0.98%             21.78%       $ 12,178.23        $   117.04
   6           34.01%        0.98%             26.68%       $ 12,667.80        $   121.75
   7           40.71%        0.98%             31.77%       $ 13,177.04        $   126.64
   8           47.75%        0.98%             37.07%       $ 13,706.76        $   131.73
   9           55.13%        0.98%             42.58%       $ 14,257.77        $   137.03
  10           62.89%        0.98%             48.31%       $ 14,830.93        $   142.53
  TOTAL                                                                        $ 1,201.37

                                                                  Appendix  | 63

DWS Dreman Mid Cap Value Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.00%              4.00%       $ 10,400.00        $   102.00
   2           10.25%        1.37%              7.78%       $ 10,777.52        $   145.07
   3           15.76%        1.37%             11.69%       $ 11,168.74        $   150.33
   4           21.55%        1.37%             15.74%       $ 11,574.17        $   155.79
   5           27.63%        1.37%             19.94%       $ 11,994.31        $   161.44
   6           34.01%        1.37%             24.30%       $ 12,429.71        $   167.30
   7           40.71%        1.37%             28.81%       $ 12,880.90        $   173.38
   8           47.75%        1.37%             33.48%       $ 13,348.48        $   179.67
   9           55.13%        1.37%             38.33%       $ 13,833.03        $   186.19
  10           62.89%        1.37%             43.35%       $ 14,335.17        $   192.95
  TOTAL                                                                        $ 1,614.12

DWS Dreman Small Cap Value Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES

   1            5.00%        1.06%              3.94%       $ 10,394.00        $   108.09
   2           10.25%        1.06%              8.04%       $ 10,803.52        $   112.35
   3           15.76%        1.06%             12.29%       $ 11,229.18        $   116.77
   4           21.55%        1.06%             16.72%       $ 11,671.61        $   121.37
   5           27.63%        1.06%             21.31%       $ 12,131.47        $   126.16
   6           34.01%        1.06%             26.09%       $ 12,609.45        $   131.13
   7           40.71%        1.06%             31.06%       $ 13,106.27        $   136.29
   8           47.75%        1.06%             36.23%       $ 13,622.65        $   141.66
   9           55.13%        1.06%             41.59%       $ 14,159.39        $   147.24
  10           62.89%        1.06%             47.17%       $ 14,717.27        $   153.05
  TOTAL                                                                        $ 1,294.11

64 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------

PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Series, Inc.                  DWS Large Cap Value Fund    811-5385
DWS Value Series, Inc.        DWS Dreman High Return Equity Fund    811-5385
DWS Value Series, Inc.             DWS Dreman Mid Cap Value Fund    811-5385
DWS Value Series, Inc.           DWS Dreman Small Cap Value Fund    811-5385

(03/01/08) 117/312/387/
389-2

[RECYCLE GRAPHIC APPEARS HERE]
                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

                      SUPPLEMENT TO THE CURRENTLY EFFECTIVE
                                  PROSPECTUSES

                                -----------------

                            DWS Small Cap Value Fund

Deutsche Investment Management Americas Inc. ("DIMA"), the advisor of the above-noted fund, is proposing the following fund merger.

--------------------------------------------------------------------------------
Acquired Fund                            Acquiring Fund
--------------------------------------------------------------------------------
DWS Small Cap Value Fund                 DWS Dreman Mid Cap Value Fund
--------------------------------------------------------------------------------

Completion of this merger is subject to, among other things: (i) final approval by the Board of the Acquired Fund, and (ii) approval by shareholders of the
Acquired Fund at a shareholder meeting expected to be held on or about June 27,
2008. Prior to the shareholder meeting, shareholders of the Acquired Fund will receive (i) a Proxy Statement/Prospectus describing in detail the proposed merger and the Board's considerations in recommending that shareholders approve the merger, (ii) a proxy card and instructions on how to submit a vote, and
(iii) a Prospectus for the Acquiring Fund.

In the event the proposed merger is approved by shareholders, the Acquired Fund will be closed to new investors except as described below. Unless you fit into one of the investor eligibility categories described below, you may not invest in the fund following shareholder approval of the merger.

You may continue to purchase fund shares following shareholder approval through your existing fund account and reinvest dividends and capital gains if, as of
4:00 p.m. Eastern time on or about June 27, 2008, or such later date as shareholder approval may occur, if you are:

o    a current fund shareholder; or

o    a participant in any group retirement, employee stock bonus, pension or profit sharing plan that offers the fund as an investment option.

March 11, 2008                                                [DWS SCUDDER LOGO]
DSCVF-3600                                                   Deutsche Bank Group

New accounts may be opened for:

o    transfers of shares from existing accounts in this fund (including IRA rollovers);

o    officers, Trustees and Directors of the DWS Funds, and full-time employees and their family members of DIMA and its affiliates;

o    any group retirement, employee stock bonus, pension or profit sharing plan using the Flex subaccount recordkeeping system made available through ADP
     Inc. under an alliance with DWS Scudder Distributors, Inc. ("DWS-SDI")
     ("Flex Plans");

o    any group retirement, employee stock bonus, pension or profit sharing plan, other than a Flex Plan, that includes the fund as an investment option as of June 27, 2008;

o    purchases through any comprehensive or "wrap" fee program or other fee based program; or

o    accounts managed by DIMA, any advisory products offered by DIMA or DWS-SDI and for the Portfolios of DWS Allocation Series or other fund of funds managed by DIMA or its affiliates.

Except as otherwise noted, these restrictions apply to investments made directly with DWS-SDI, the fund's principal underwriter or through an intermediary relationship with a financial services firm established with respect to the DWS
Funds as of June 27, 2008. Institutions that maintain omnibus account arrangements are not allowed to open new sub-accounts for new investors, unless the investor is one of the types listed above. Once an account is closed, new investments will not be accepted unless you satisfy one of the investor eligibility categories listed above.

Exchanges into the Acquired Fund will not be permitted unless the exchange is being made into an existing fund account.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Acquired Fund shares.

               Please Retain This Supplement for Future Reference

March 11, 2008
DSCVF-3600
                                       2

                                DECEMBER 1, 2007

                                   PROSPECTUS
                              ------------------
                               CLASSES A, B AND C

--------------------------------------------------------------------------------
                             DWS EQUITY INCOME FUND

                            DWS SMALL CAP VALUE FUND

As with all mutual funds, the Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

                            ONE GLOBAL FORCE. ONE FOCUS. YOU. [DWS SCUDDER Logo]
                                                             Deutsche Bank Group

CONTENTS

HOW EACH FUND WORKS
  4      DWS Equity Income Fund
 13      DWS Small Cap Value Fund
 22      Other Policies and Secondary
         Risks
 24      Who Manages and Oversees
         the Funds
 28      Financial Highlights

HOW TO INVEST IN THE FUNDS
 35      Choosing a Share Class
 41      How to Buy Class A, B and C
         Shares
 42      How to Exchange or Sell
         Class A, B and C Shares
 45      Policies You Should Know
         About
 58      Understanding Distributions
         and Taxes
 61      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASSES A, B AND C shares are generally intended for investors seeking the advice and assistance of a financial advisor.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------
                                                 Class A    Class B    Class C
                                ticker symbol    SDDAX      SDDBX      SDDCX
                                  fund number    290        390        690

    DWS EQUITY INCOME FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt
            securities. The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor's
            500 Composite Stock Index (S&P 500).

            Under normal circumstances, the fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the fund's assets in dividend-paying equity securities, the fund seeks to help investors take advantage of lower federal tax rates with respect to a portion of the dividend income generated by the fund. The fund is not managed for tax efficiency. The fund may also invest up to 20% of its assets in non-dividend-paying equity securities and debt securities. Although the fund invests primarily in US issuers, it may invest up to 25% of its assets in foreign securities.

            The fund emphasizes a value-investing style focusing primarily on established companies that offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Equity Income Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The portfolio managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

            The portfolio managers will normally sell a security when they believe the income or growth potential of the security has changed, other investments offer better opportunities, or in the course of adjusting the emphasis on or within a given industry.

            OTHER INVESTMENTS. Debt securities in which the fund invests include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the fund may invest in affiliated mutual funds. The fund expects to make part or all of its investments in debt securities through investment in affiliated mutual funds. By investing in affiliated mutual funds, the fund will achieve greater diversification of its fixed income
            investments (by holding more securities of varying sizes and risks)
            than it could gain buying fixed income securities directly.

            The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

                                                     DWS Equity Income Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK.To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs. Real estate securities are susceptible to the risks associated with direct ownership of real estate, including declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding;
            zoning changes; and losses from casualty or condemnation.

6 | DWS Equity Income Fund

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective duration of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of
            duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than anticipated, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds
            (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default.
            Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social
            developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.

                                                     DWS Equity Income Fund  | 7

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

            -  if the fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the fund's expenses, but also similar expenses of the investment company.

8 | DWS Equity Income Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The inception date for Class A, B and C shares is August 29, 2003.

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)

[GRAPHIC APPEARS HERE]

 11.05    4.22     18.83
 2004    2005      2006

2007 TOTAL RETURN AS OF SEPTEMBER 30: 6.74%

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 8.11%, Q4 2004                WORST QUARTER: -0.65%, Q2 2006

                                                     DWS Equity Income Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31 (Fund returns include the effects of maximum sales load.)

--------------------------------------------------------------------------------
                                                   1 YEAR       SINCE INCEPTION*
--------------------------------------------------------------------------------

 CLASS A
--------------------------------------------------------------------------------
   Return before Taxes                            12.00                11.98
--------------------------------------------------------------------------------
   Return after Taxes on Distributions             8.90                10.19
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                        9.81 **               9.73
--------------------------------------------------------------------------------
 CLASS B (Return before Taxes)                    14.93                12.63
--------------------------------------------------------------------------------
 CLASS C (Return before Taxes)                    17.96                13.07
--------------------------------------------------------------------------------
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                           22.25                17.75
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

 *   The fund commenced operations on August 29, 2003. Index comparison begins
     August 31, 2003.

 **  Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS Equity Income Fund

HOW MUCH INVESTORS PAY

This table describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
FEE TABLE                                        CLASS A      CLASS B    CLASS C
--------------------------------------------------------------------------------

 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)            5.75%1       None       None
--------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                    None 2       4.00%      1.00%
--------------------------------------------------------------------------------
 Redemption/Exchange fee, on shares
 owned less than 15 days (as % of
 amount redeemed, if applicable) 3                2.00         2.00       2.00
--------------------------------------------------------------------------------

 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee 4,5                               0.77%        0.77%      0.77%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                 0.25         1.00       1.00
--------------------------------------------------------------------------------
 Other Expenses                                   0.25         0.28       0.24
--------------------------------------------------------------------------------
 Acquired Funds (Underlying Funds) Fees
 and Expenses 6                                   0.07         0.07       0.07
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES 7                1.34         2.12       2.08
--------------------------------------------------------------------------------
 Less Expense Waivers/
 Reimbursements 8                                 0.05         0.08       0.04
--------------------------------------------------------------------------------
 NET ANNUAL FUND AND ACQUIRED FUNDS
 (UNDERLYING FUNDS) OPERATING
 EXPENSES                                         1.29         2.04       2.04
--------------------------------------------------------------------------------

1  Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2  The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3  This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4  To the extent the fund invests in other mutual funds advised by the advisor and its affiliates ("Underlying Funds"), the advisor has agreed not to impose its advisory fees on assets invested in such Underlying Funds.

5  Includes 0.10% administration fee.

6  "Acquired Funds (Underlying Funds) Fees and Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different.

7  The "Total Annual Operating Expenses" do not correlate to the ratio of expenses and average net assets in the fund's "Financial Highlights", which reflects the operating expenses of the fund and does not include "Acquired
   Funds (Underlying Funds) Fees and Expenses."

                                                    DWS Equity Income Fund  | 11

8  The Advisor has contractually agreed until November 30, 2008 to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 1.22% for Class A shares, and 1.97% for Class B and C shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (underlying funds) fees and expenses.

Based on the costs above (including one year of capped expenses in each period), this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

 EXPENSES, assuming you sold your shares at the end of each period.
--------------------------------------------------------------------------------
 Class A shares        $699         $970       $1,262       $2,091
--------------------------------------------------------------------------------
 Class B shares         607          956        1,332        2,064
--------------------------------------------------------------------------------
 Class C shares         307          648        1,115        2,407
--------------------------------------------------------------------------------

EXPENSES, assuming you kept your shares.
--------------------------------------------------------------------------------
 Class A shares        $699         $970       $1,262       $2,091
--------------------------------------------------------------------------------
 Class B shares         207          656        1,132        2,064
--------------------------------------------------------------------------------
 Class C shares         207          648        1,115        2,407
--------------------------------------------------------------------------------

12 | DWS Equity Income Fund

--------------------------------------------------------------------------------
                                                   Class A    Class B    Class C
                                  ticker symbol    SAAUX      SABUX      SACUX
                                    fund number    450        650        750

    DWS SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term growth of capital by investing, under normal circumstances, at least 90% of total assets, including the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. These are companies that are similar in size to those in the Russell 2000 Value Index (as of
            August 31, 2007, the Russell 2000 Value Index had a median market capitalization of approximately $614 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 2000 Value Index.

            A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The portfolio managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The portfolio managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

            The fund's portfolio is then assembled from among the qualifying stocks, using a tool known as Portfolio Optimizer - sophisticated portfolio management software that analyzes the potential return and risk characteristics of each stock and the overall portfolio.

            The fund may invest in the equity securities of real estate investment trusts ("REITs"). REITs come in several forms.

                                                  DWS Small Cap Value Fund  | 13

            Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the
            REIT and from any profits on the sale of its properties. Other
            REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

            The fund's investments are diversified among many industries and among many companies (typically over 150 companies).

            The managers will normally sell a stock when the company no longer qualifies as a small company, when the managers no longer consider it to be undervalued or when the managers believe other investments offer better opportunities.

            OTHER INVESTMENTS. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

14 | DWS Small Cap Value Fund

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK.To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs. Real estate securities are susceptible to the risks associated with direct ownership of real estate, including declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding; zoning changes; and
            losses from casualty or condemnation.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are looking for a fund that takes a value approach to investing in small company stocks.

                                                  DWS Small Cap Value Fund  | 15

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information
            - the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

            REAL ESTATE SECURITIES RISK. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

16 | DWS Small Cap Value Fund

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

                                                  DWS Small Cap Value Fund  | 17

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class A shares has varied from year to year, which may give some idea of risk. The bar chart does not reflect sales loads; if it did, total returns would be lower than those shown.
The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The table includes the effects of maximum sales loads. The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class A shares on a before-tax and after-tax basis.
After-tax returns are shown for Class A only and will vary for Classes B and C.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.  The inception date for Class A, B and C shares is December 3, 2001. In the bar chart, the performance figures for Class A before that date are based on the historical performance of the fund's original share class (Class S), adjusted to reflect the higher gross total annual operating expenses of Class A. In the table, the performance figures for each share class prior to its inception are based on the historical performance of Class S, adjusted to reflect both the higher gross total annual operating expenses of Class A, B or C and the current applicable sales charge for Class A. Class S shares are offered in a different prospectus.

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - CLASS A (Results do not reflect sales loads; if they did, total returns would be lower than those shown.)
[GRAPHIC APPEARS HERE]

 36.64   -5.80     -12.09     12.45    14.89    -9.78    40.74    23.21     1.49     19.23
 1997    1998      1999       2000     2001     2002     2003     2004     2005      2006

2007 TOTAL RETURN AS OF SEPTEMBER 30: -8.53%

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 18.13%, Q2 2003                WORST QUARTER: -21.14%, Q3 2002

18 | DWS Small Cap Value Fund

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31 (Fund returns include the effects of maximum sales load.)

--------------------------------------------------------------------------------
                                                1 YEAR    5 YEARS      10 YEARS
--------------------------------------------------------------------------------

 CLASS A
--------------------------------------------------------------------------------
   Return before Taxes                            12.37     12.29        10.07
--------------------------------------------------------------------------------
   Return after Taxes on Distributions             9.01     10.03         8.84
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                         8.19      9.80         8.45
--------------------------------------------------------------------------------
 CLASS B (Return before Taxes)                    15.20     12.56         9.82
--------------------------------------------------------------------------------
 CLASS C (Return before Taxes)                    18.37     12.76         9.87
--------------------------------------------------------------------------------
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or taxes)       23.48     15.37        13.27
--------------------------------------------------------------------------------

 Total returns for 1997 and for 1999-2001 would have been lower if operating expenses  hadn't been reduced.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 621-1048 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------

The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

                                                  DWS Small Cap Value Fund  | 19

HOW MUCH INVESTORS PAY

This table below describes the fees and expenses that you may pay if you buy and hold fund shares. This information doesn't include any fees that may be charged by your financial advisor.

--------------------------------------------------------------------------------
FEE TABLE                                        CLASS A      CLASS B  CLASS C
--------------------------------------------------------------------------------

 SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
 Maximum Sales Charge (Load) Imposed
 on Purchases (as % of offering price)            5.75% 1      None     None
--------------------------------------------------------------------------------
 Maximum Deferred Sales Charge (Load)
 (as % of redemption proceeds)                    None 2       4.00%    1.00%
--------------------------------------------------------------------------------
 Redemption/Exchange fee on shares
 owned less than 15 days (as % of
 amount redeemed, if applicable) 3                2.00         2.00     2.00
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee 4                                 0.77%        0.77%    0.77%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                 0.24         0.99     0.99
--------------------------------------------------------------------------------
 Other Expenses                                   0.36         0.43     0.39
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                  1.37         2.19     2.15
--------------------------------------------------------------------------------

1  Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher than the percentage noted (see "Choosing a Share Class - Class A shares").

2  The redemption of shares purchased at net asset value under the Large Order
   NAV Purchase Privilege (see "Choosing a Share Class - Class A shares") may be subject to a contingent deferred sales charge of 1.00% if redeemed within 12 months of purchase and 0.50% if redeemed within the following six months.

3  This fee is charged on all applicable redemptions or exchanges. Please see
   "Policies You Should Know About - Policies about transactions" for further information.

4  Includes 0.10% administration fee.

20 | DWS Small Cap Value Fund

Based on the costs above, this example helps you compare the expenses of each share class to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5%
annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

 EXPENSES, assuming you sold your shares at the end of each period
--------------------------------------------------------------------------------
 Class A shares        $706         $984       $1,282       $2,127
--------------------------------------------------------------------------------
 Class B shares         622          985        1,375        2,125
--------------------------------------------------------------------------------
 Class C shares         318          673        1,154        2,483
--------------------------------------------------------------------------------

 EXPENSES, assuming you kept your shares
--------------------------------------------------------------------------------
 Class A shares        $706         $984       $1,282       $2,127
--------------------------------------------------------------------------------
 Class B shares         222          685        1,175        2,125
--------------------------------------------------------------------------------
 Class C shares         218          673        1,154        2,483
--------------------------------------------------------------------------------

                                                  DWS Small Cap Value Fund  | 21

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to DWS Equity
              Income Fund's 80% investment policy and DWS Small Cap Value
              Fund's 90% investment policy as described herein.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean higher taxable
              distributions.

           -  As a temporary defensive measure, each fund could shift up to
              100% of its assets into investments such as money market
              securities or other short-term securities that offer comparable levels of risk This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           -  Due to DWS Equity Income Fund's investments in dividend-paying equities, it is likely that a portion of fund distributions may be eligible to be treated as qualified dividend income, provided holding period and other requirements are met by the fund. In addition, a portion of the fund's dividend income from
              dividend-paying equity securities may not qualify. For more information, please see "Understanding Distributions and Taxes,"
              below, and "Federal Income Taxes" in the Statement of Additional
              Information.

           Secondary risks

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to

22 | Other Policies and Secondary Risks

           the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund.
           The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

           PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its goal.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange
           Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten equity holdings and other fund information is posted on
           www.dws-scudder.com as of the calendar quarter-end on or after the
           15th day following quarter-end. Each fund's Statement of Additional
           Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

                                        Other Policies and Secondary Risks  | 23

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

--------------------------------------------------------------------------------
FUND NAME                                 FEE PAID
--------------------------------------------------------------------------------

  DWS Equity Income Fund                    0.61%
--------------------------------------------------------------------------------
  DWS Small Cap Value Fund                  0.67%
--------------------------------------------------------------------------------

24 | Who Manages and Oversees the Funds

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder reports for the semi-annual period ended January
           31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor for providing most of each fund's administrative services.

                                        Who Manages and Oversees the Funds  | 25

Portfolio management

The following person handles the day-to-day management of the fund.

DWS EQUITY INCOME FUND

David Hone, CFA
Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.
-  Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.
-  Prior to that, eight years of experience as an analyst for Chubb & Son.
-  Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity
   Income Fund Strategy: New York.
-  Joined the fund in 2003.
-  BA, Villanova University.

26 | Who Manages and Oversees the Funds

The DWS Small Cap Value Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of DWS Small Cap Value
Fund.

DWS SMALL CAP VALUE FUND

Jin Chen
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 previously serving as a portfolio manager for Absolute Return Strategies, after four years of experience as a fundamental equity analyst and portfolio manager of various funds in US large and small cap equities at Thomas White Asset Management.
- Senior portfolio manager for Quantitative strategies: New York.
- BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 2000 after four years of combined experience at BARRA, Inc. as a Senior Consultant for Equity Trading
  Services and as a Product Developer for FactSet Research Systems' portfolio analytics products.
- Senior portfolio manager for Quantitative Strategies: New York.
- BA, University of Connecticut.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
fund.
- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2005.
- BS, The Wharton School, University of Pennsylvania.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                        Who Manages and Oversees the Funds  | 27

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Equity Income Fund - Class A

------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                             2007          2006         2005       2004 a
------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD         $  12.26      $  12.12     $  11.11    $ 10.00
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income b                         .25           .29          .39        .25
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)        1.27           .66         1.16       1.04
------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS               1.52           .95         1.55       1.29
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                        (  .26)       (  .29)      (  .39)    (  .18)
------------------------------------------------------------------------------------------------
  Net realized gains                           (1.38)       (  .52)      (  .15)         -
------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                          (1.64)       (  .81)      (  .54)    (  .18)
------------------------------------------------------------------------------------------------
Redemption fees                                   .00***        .00***       .00***       -
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD               $  12.14      $  12.26     $  12.12    $ 11.11
------------------------------------------------------------------------------------------------
Total Return (%) c,d                            12.66          8.31        14.35      12.83**
------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             71            69           84         70
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                   1.27          1.41         1.32       1.32*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                   1.16           .97          .95        .95*
------------------------------------------------------------------------------------------------
Ratio of net investment income (%)               2.06          2.46         3.29       2.60*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        42            61           67         17*
------------------------------------------------------------------------------------------------

a   For the period from August 29, 2003 (commencement of operations) to July
    31, 2004.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

*** Amount is less than $.005.

28 | Financial Highlights

DWS Equity Income Fund - Class B

-----------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                            2007             2006           2005        2004 a
-----------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD        $  12.25         $  12.12       $  11.10     $ 10.00
-----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income b                        .15              .20            .29         .17
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)       1.29              .64           1.17        1.04
-----------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS              1.44              .84           1.46        1.21
-----------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                       (  .16)          (  .19)        (  .29)     (  .11)
-----------------------------------------------------------------------------------------------------
  Net realized gains                          (1.38)          (  .52)        (  .15)          -
-----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                         (1.54)          (  .71)        (  .44)     (  .11)
-----------------------------------------------------------------------------------------------------
Redemption fees                                  .00***           .00***         .00***        -
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $  12.15         $  12.25       $  12.12     $ 11.10
-----------------------------------------------------------------------------------------------------
Total Return (%) c,d                           11.91             7.31          13.39       12.13**
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            22               22             23          18
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  2.05             2.18           2.09        2.10*
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                  1.95             1.79           1.77        1.77*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (%)              1.27             1.64           2.47        1.78*
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       42               61             67          17*
-----------------------------------------------------------------------------------------------------

a   For the period from August 29, 2003 (commencement of operations) to July
    31, 2004.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

*** Amount is less than $.005.

                                                      Financial Highlights  | 29

DWS Equity Income Fund - Class C

------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                           2007         2006          2005         2004 a
------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $  12.24     $  12.11      $  11.09      $ 10.00
------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income b                       .16          .20           .29          .17
------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)      1.28          .64          1.17         1.03
------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS             1.44          .84          1.46         1.20
------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                      (  .16)      (  .19)       (  .29)      (  .11)
------------------------------------------------------------------------------------------------
  Net realized gains                         (1.38)      (  .52)       (  .15)           -
------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                        (1.54)      (  .71)       (  .44)      (  .11)
------------------------------------------------------------------------------------------------
Redemption fees                                 .00***       .00***        .00***         -
------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $  12.14     $  12.24      $  12.11      $ 11.09
------------------------------------------------------------------------------------------------
Total Return (%) c,d                          11.93         7.33         13.41        12.04**
------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           40           41            49           46
------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 2.01         2.16          2.08         2.07*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 1.91         1.78          1.76         1.76*
------------------------------------------------------------------------------------------------
Ratio of net investment income (%)             1.31         1.65          2.48         1.79*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      42           61            67           17*
------------------------------------------------------------------------------------------------

a   For the period from August 29, 2003 (commencement of operations) to July
    31, 2004.

b   Based on average shares outstanding during the period.

c   Total return does not reflect the effect of any sales charges.

d   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

*** Amount is less than $.005.

30 | Financial Highlights

DWS Small Cap Value Fund - Class A

--------------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                          2007          2006        2005          2004        2003
--------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  25.89      $  28.16    $  26.23      $  20.85    $  20.77
--------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a               .15 c,d       .02      (  .03)          .08         .05
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       .87           .80        5.76          5.32        2.28
--------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS            1.02           .82        5.73          5.40        2.33
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (  .02)            -      (  .13)       (  .02)          -
--------------------------------------------------------------------------------------------------------
  Net realized gains                        (4.02)       (3.09)     (3.67)            -      (2.25)
--------------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                       (4.04)       (3.09)     (3.80)       (  .02)     (2.25)
--------------------------------------------------------------------------------------------------------
Redemption fees                                .00*          .00*        .00*          .00*        .00*
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  22.87      $  25.89    $  28.16      $  26.23    $  20.85
--------------------------------------------------------------------------------------------------------
Total Return (%) b                            2.78 c        3.66       22.75         25.84       13.11
--------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)          16            14          14             9           3
--------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                         1.37          1.42        1.41          1.35        1.44
--------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)(%)       .57 c,d       .10      (  .12)          .35         .28
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    109           117          90           135         168
--------------------------------------------------------------------------------------------------------

a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charges.

c  Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%.
   Excluding this non-recurring income, total return would have been 0.01%
   lower.

d  Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.

*  Amount is less than $.005.

                                                      Financial Highlights  | 31

DWS Small Cap Value Fund - Class B

--------------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                          2007           2006        2005        2004        2003

--------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  24.91       $  27.44    $  25.72    $  20.61    $  20.71
--------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a              (.04) c,d      (.18)       (.23)       (.12)       (.10)
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       .84            .74        5.62        5.23        2.25
--------------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS             .80            .56        5.39        5.11        2.15
--------------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains                         (4.02)         (3.09)      (3.67)          -       (2.25)
--------------------------------------------------------------------------------------------------------
Redemption fees                                .00*           .00*        .00*        .00*        .00*
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  21.69       $  24.91    $  27.44    $  25.72    $  20.61
--------------------------------------------------------------------------------------------------------
Total Return (%) b                            1.87 c         2.74       21.72       24.79       12.21
--------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)          3              3           3           3           2
-------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                        2.19           2.27        2.20        2.24        2.26
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
     (%)                                     (.25) c,d      (.75)       (.91)       (.54)       (.54)
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   109            117          90         135         168
-------------------------------------------------------------------------------------------------------

a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charges.

c  Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%.
   Excluding this non-recurring income, total return would have been 0.01%
   lower.

d  Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.

*  Amount is less than $.005.

32 | Financial Highlights

DWS Small Cap Value Fund - Class C

-----------------------------------------------------------------------------------------------------
YEARS ENDED JULY 31,                       2007           2006        2005        2004        2003
-----------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $  24.98       $  27.47    $  25.75    $  20.61    $  20.71
-----------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a          (.03) c,d       (.15)       (.23)       (.10)       (.10)
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                    .84            .75        5.62        5.24        2.25
-----------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS          .81            .60        5.39        5.14        2.15
-----------------------------------------------------------------------------------------------------
Less distributions from:
  Net realized gains                      (4.02)         (3.09)      (3.67)          -       (2.25)
-----------------------------------------------------------------------------------------------------
Redemption fees                             .00*           .00*        .00*        .00*        .00*
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD         $  21.77       $  24.98    $  27.47    $  25.75    $  20.61
-----------------------------------------------------------------------------------------------------
Total Return (%) b                         1.95 c         2.90       21.74       24.94       12.21
-----------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)        7              5           4           2         .66
-----------------------------------------------------------------------------------------------------
Ratio of expenses (%)                      2.15           2.13        2.19        2.08        2.25
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
     (%)                                   (.21) c,d      (.61)       (.90)       (.38)       (.53)
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 109            117          90         135         168
-----------------------------------------------------------------------------------------------------

a  Based on average shares outstanding during the period.

b  Total return does not reflect the effect of any sales charges.

c  Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%.
   Excluding this non-recurring income, total return would have been 0.01%
   lower.

d  Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.

*  Amount is less than $.005.

                                                      Financial Highlights  | 33

HOW TO INVEST IN THE FUNDS

The following pages tell you how to invest in a fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

CHOOSING A SHARE CLASS

Offered in this prospectus are the share classes noted on the front cover. Each class has its own fees and expenses, offering you a choice of cost structures.
Each fund may offer other classes of shares in a separate prospectus. These shares are intended for investors seeking the advice and assistance of a financial advisor, who will typically receive compensation for those services.

Before you invest, take a moment to look over the characteristics of each share class, so that you can be sure to choose the class that's right for you. You may want to ask your financial advisor to help you with this decision.

We describe each share class in detail on the following pages. But first, you may want to look at the table below, which gives you a brief comparison of the main features of each class.

-----------------------------------------------------------------------------------------
 CLASSES AND FEATURES                        POINTS TO HELP YOU COMPARE
-----------------------------------------------------------------------------------------

 CLASS A
 -  Sales charge of up to 5.75% charged      -  Some investors may be able to reduce
    when you buy shares                         or eliminate their sales charge; see
                                                "Class A shares"
 -  In most cases, no charge when you
    sell shares                              -  Total annual expenses are lower than
                                                those for Class B or Class C
 -  Up to 0.25% annual shareholder
    servicing fee

-----------------------------------------------------------------------------------------
 CLASS B
 -  No sales charge when you buy shares      -  The deferred sales charge rate falls to
                                                zero after six years
 -  Deferred sales charge declining from
    4.00%, charged when you sell shares      -  Shares automatically convert to
    you bought within the last six years        Class A after six years, which means
                                                lower annual expenses going forward
 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee
-----------------------------------------------------------------------------------------
 CLASS C
 -  No sales charge when you buy shares      -  The deferred sales charge rate for one
                                                year is lower for Class C shares than
 -  Deferred sales charge of 1.00%,             Class B shares, but your shares never
    charged when you sell shares you            convert to Class A, so annual expenses
    bought within the last year                 remain higher

 -  0.75% annual distribution fee and up
    to 0.25% annual shareholder servicing
    fee
-----------------------------------------------------------------------------------------

                                                    Choosing a Share Class  | 35

           Your financial advisor will typically be paid a fee when you buy shares and may receive different levels of compensation depending upon which class of shares you buy. Each fund may pay financial advisors or other intermediaries compensation for the services they provide to their clients. This compensation may vary depending on the fund you buy or the class of shares of a fund that you buy. Your financial advisor may also receive compensation from the Advisor and/or its affiliates, please see "Financial intermediary support payments."

           Class A shares

           Class A shares may make sense for long-term investors, especially those who are eligible for a reduced or eliminated sales charge.

           Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

           Class A shares have an up-front sales charge that varies with the amount you invest:

--------------------------------------------------------------------------------
                              FRONT-END SALES          FRONT-END SALES
                                CHARGE AS %          CHARGE AS % OF YOUR
YOUR INVESTMENT            OF OFFERING PRICE 1,2        NET INVESTMENT 2
--------------------------------------------------------------------------------

  Up to $50,000                  5.75%                     6.10%
--------------------------------------------------------------------------------
$    50,000-$99,999              4.50                      4.71
--------------------------------------------------------------------------------
$  100,000-$249,999              3.50                      3.63
--------------------------------------------------------------------------------
$  250,000-$499,999              2.60                      2.67
--------------------------------------------------------------------------------
$  500,000-$999,999              2.00                      2.04
--------------------------------------------------------------------------------
 $1 million or more            see below                see below
--------------------------------------------------------------------------------

1   The offering price includes the sales charge.

2   Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.

YOU MAY BE ABLE TO LOWER YOUR CLASS A SALES CHARGE IF:

-  you plan to invest at least $50,000 in Class A shares (including Class A shares in other retail DWS funds) over the next 24 months ("Letter of
   Intent")

36 | Choosing a Share Class

           -  the amount of Class A shares you already own (including Class A shares in other retail DWS funds) plus the amount you're
              investing now in Class A shares is at least $50,000 ("Cumulative
              Discount")

           -  you are investing a total of $50,000 or more in Class A shares of several retail DWS funds on the same day ("Combined Purchases")

           The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to "move" your investment into a lower sales charge category, it's generally beneficial for you to do so.

           For purposes of determining whether you are eligible for a reduced
           Class A sales charge, you and your immediate family (your spouse or life partner and your children or stepchildren age 21 or younger)
           may aggregate your investments in the DWS family of funds. This includes, for example, investments held in a retirement account, an employee benefit plan or at a financial advisor other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.

           To receive a reduction in your Class A initial sales charge, you must let your financial advisor or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial advisor or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.

           For more information about sales charge discounts, please visit
           www.dws-scudder.com (click on the link entitled "Fund Sales Charge and Breakpoint Schedule"), consult with your financial advisor or refer to the section entitled "Purchase or Redemption of Shares" in each fund's Statement of Additional Information.

           IN CERTAIN CIRCUMSTANCES, YOU MAY BE ABLE TO BUY CLASS A SHARES
           WITHOUT A SALES CHARGE. For example, the sales charge will be waived if you are reinvesting dividends or distributions or if you are exchanging an investment in Class A shares of another fund in the
           DWS family of funds for an investment in Class A shares of a fund.
           In addition, a sales charge waiver may

                                                    Choosing a Share Class  | 37

           apply to transactions by certain retirement plans and certain other entities or persons (e.g., affiliated persons of DeAM or the DWS funds) and with respect to certain types of investments (e.g., an investment advisory or agency commission program under which you pay a fee to an investment advisor or other firm for portfolio management or brokerage services).

           Details regarding the types of investment programs and categories of investors eligible for a sales charge waiver are provided in each fund's Statement of Additional Information.

           There are a number of additional provisions that apply in order to be eligible for a sales charge waiver. Each fund may waive the sales charge for investors in other situations as well. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU'RE INVESTING $1 MILLION OR MORE, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge
           ("Large Order NAV Purchase Privilege"). However, you may be charged a contingent deferred sales charge (CDSC) of 1.00% on any shares you sell within 12 months of owning them and a similar charge of 0.50%
           on shares you sell within the following six months. This CDSC is waived under certain circumstances (see "Policies You Should Know
           About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           Class B shares

           Class B shares may make sense for long-term investors who prefer to see all of their investment go to work right away and can accept somewhat higher annual expenses. Please note, however, that since not all DWS funds offer Class B shares, exchange options may be limited.

           With Class B shares, you pay no up-front sales charge to a fund.
           Class B shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. This means the annual expenses for
           Class B shares are somewhat higher (and their performance
           correspondingly lower) compared to Class A shares. However, unlike
           Class A shares, your entire investment

38 | Choosing a Share Class

           goes to work immediately. After six years, Class B shares
           automatically convert on a tax-free basis to Class A shares, which has the net effect of lowering the annual expenses from the seventh year on.

           Class B shares have a CDSC. This charge declines over the years you own shares and disappears completely after six years of ownership.
           But for any shares you sell within those six years, you may be charged as follows:

--------------------------------------------------------------------------------
    YEAR AFTER YOU BOUGHT SHARES               CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------

  First year                                      4.00%
--------------------------------------------------------------------------------
  Second or third year                            3.00
--------------------------------------------------------------------------------
  Fourth or fifth year                            2.00
--------------------------------------------------------------------------------
  Sixth year                                      1.00
--------------------------------------------------------------------------------
  Seventh year and later               None (automatic conversion to Class A)
--------------------------------------------------------------------------------

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class B shares don't have any front-end sales charge, their higher annual expenses mean that over the years you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

           If you are thinking of making a large purchase in Class B shares or if you already own a large amount of Class A shares of a fund or other DWS funds, it may be more cost efficient to purchase Class A shares instead. Orders to purchase Class B shares of $100,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans. You should consult with your financial advisor to determine which class of shares is appropriate for you.

                                                    Choosing a Share Class  | 39

           Class C shares

           Class C shares may appeal to investors who plan to sell some or all of their shares within six years of buying them or who aren't certain of their investment time horizon.

           With Class C shares, you pay no up-front sales charge to a fund.
           Class C shares have a 12b-1 plan, under which a distribution fee of
           0.75% and a shareholder servicing fee of up to 0.25% are deducted from class assets each year. Because of these fees, the annual expenses for Class C shares are similar to those of Class B shares, but higher than those for Class A shares (and the performance of
           Class C shares is correspondingly lower than that of Class A shares).

           Unlike Class B shares, Class C shares do NOT automatically convert to Class A shares after six years, so they continue to have higher annual expenses.

           Class C shares have a CDSC, but only on shares you sell within one year of buying them:

--------------------------------------------------------------------------------
   YEAR AFTER YOU BOUGHT SHARES        CDSC ON SHARES YOU SELL
--------------------------------------------------------------------------------

  First year                          1.00%
--------------------------------------------------------------------------------
  Second year and later               None
--------------------------------------------------------------------------------

           This CDSC is waived under certain circumstances (see "Policies You
           Should Know About"). Your financial advisor or Shareholder Services can answer your questions and help you determine if you're eligible.

           While Class C shares do not have an up-front sales charge, their higher annual expenses mean that, over the years, you could end up paying more than the equivalent of the maximum allowable up-front sales charge.

           Orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and certain employer-sponsored employee benefit plans.

40 | Choosing a Share Class

How to BUY Class A, B and C Shares

-------------------------------------------------------------------------------------------
 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------------------

 $1,000 or more for regular accounts           $50 or more for regular accounts and
 $500 or more for IRAs                         IRA accounts
 $500 or more with an Automatic                $50 or more with an Automatic
 Investment Plan                               Investment Plan
-------------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor using the             -  Contact your advisor using the
    method that's most convenient for you           method that's most convenient for you
-------------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)
 -  Fill out and sign an application           -  Send a check made out to "DWS
                                                  Scudder" and a DWS Scudder
 -  Send it to us at the appropriate              investment slip to us at the
    address, along with an investment             appropriate address below
    check
                                               -  If you don't have an investment slip,
                                                  simply include a letter with your
                                                  name, account number, the full name
                                                  of the fund and the share class and
                                                  your investment instructions
-------------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
-------------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 621-1048 for instructions
-------------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the application and include a      -  Call (800) 621-1048 for instructions
    voided check
-------------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
-------------------------------------------------------------------------------------------
 ON THE INTERNET
 Not available                                 -  Go to www.dws-scudder.com and
                                                  register

                                               -  Follow the instructions for buying
                                                  shares with money from your bank
                                                  account

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

                                        How to Buy Class A, B and C Shares  | 41

How to EXCHANGE or SELL Class A, B and C Shares

-------------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                  SELLING SHARES
-------------------------------------------------------------------------------------------

 -  Exchanges into existing accounts:          Some transactions, including most for
    $50 minimum per fund                       over $100,000, can only be ordered in
                                               writing with a signature guarantee;
 -  Exchanges into new accounts:               please see "Signature Guarantee"
    $1,000 minimum per fund
    $500 minimum for IRAs
--------------------------------------------------------------------------------------------
 THROUGH A FINANCIAL ADVISOR
 -  Contact your advisor by the method         -  Contact your advisor by the method
    that's most convenient for you                that's most convenient for you
--------------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 621-1048 for instructions       -  Call (800) 621-1048 for instructions
--------------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)
 Write a letter that includes:                 Write a letter that includes:
 -  the fund, class and account number         -  the fund, class and account number
    you're exchanging out of                      from which you want to sell shares

 -  the dollar amount or number of shares      -  the dollar amount or number of shares
    you want to exchange                          you want to sell

 -  the name and class of the fund you         -  your name(s), signature(s) and
    want to exchange into                         address, as they appear on your
                                                  account
 -  your name(s), signature(s) and
    address, as they appear on your            -  a daytime telephone number
    account

 -  a daytime telephone number
--------------------------------------------------------------------------------------------
 WITH AN AUTOMATIC EXCHANGE PLAN               WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a         -  Call (800) 621-1048 (minimum $50)
    fund account, call (800) 621-1048
--------------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                 -  Call (800) 621-1048 to make sure
                                                  QuickSell is set up on your account; if
                                                  it is, you can request a transfer to your
                                                  bank account of any amount between
                                                  $50 and $250,000
--------------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com            -  Register at www.dws-scudder.com
    and log in and then follow the                and log in and then follow the
    instructions for making on-line               instructions for making on-line
    exchanges                                     redemptions

--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 621-1048, M-F, 9 a.m. - 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m. - 6 p.m. ET

42 | How to Exchange or Sell Class A, B and C Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority ("FINRA") or other concessions described in the fee table or elsewhere in this prospectus or the Statement of
           Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

                           How to Exchange or Sell Class A, B and C Shares  | 43

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the
           DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

44 | How to Exchange or Sell Class A, B and C Shares

           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           621-1048.

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

                                            Policies You Should Know About  | 45

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated, less any applicable sales charge.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

46 | Policies You Should Know About

           INITIAL PURCHASE. The minimum initial investment for Class A, B and
           C shares is $1,000, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no minimum initial investment; and IRAs, for which the minimum initial investment is $500 per account. The minimum initial investment is $500 per account if you establish an automatic investment plan. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments in Class A shares on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $1,000 ($250 for retirement accounts and $500 for accounts with an Automatic Investment Plan funded with $50 or more per month in subsequent investments). We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g.,
           "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

                                            Policies You Should Know About  | 47

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and Transfer Agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions,
           transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

48 | Policies You Should Know About

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

                                            Policies You Should Know About  | 49

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the 2%
           redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's. Subject to approval by the Advisor or each fund's
           Board, intermediaries who transact business on an omnibus basis may implement the redemption fees according to their own operational guidelines (which may be different than the funds' policies) and remit the fees to the funds.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of participants in certain group retirement plans and financial intermediaries whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

50 | Policies You Should Know About

           return any excess IRA contributions to the shareholder; (iv)
           transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain unaffiliated mutual funds operating as funds of funds; (vii) transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability;
           (viii) transactions involving hardship of any registered
           shareholder; (ix) systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x)
           transactions involving shares purchased through the reinvestment of dividends or other distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii)
           transactions in cases when there are legal or contractual
           limitations or restrictions on the imposition of the redemption fee
           (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 621-1048. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House

                                            Policies You Should Know About  | 51

           (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up
           QuickBuy or QuickSell on a new account, see the account application;
           to add it to an existing account, call (800) 621-1048.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 621-1048 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

52 | Policies You Should Know About

           by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           621-1048 or contact your financial advisor for more information.

           WHEN YOU SELL SHARES THAT HAVE A CDSC, we calculate the CDSC as a percentage of what you paid for the shares or what you are selling them for - whichever results in the lower charge to you. In processing orders to sell shares, the shares with the lowest CDSC are sold first. Exchanges from one fund into another don't affect
           CDSCs; for each investment you make, the date you first bought shares is the date we use to calculate a CDSC on that particular investment.

           There are certain cases in which you may be exempt from a CDSC.
           These include:

           -  the death or disability of an account owner (including a joint owner). This waiver applies only under certain conditions. Please contact your financial advisor or Shareholder Services to
              determine if the conditions exist

                                            Policies You Should Know About  | 53

           -  withdrawals made through an automatic withdrawal plan up to a maximum of 12% per year of the net asset value of the account

           -  withdrawals related to certain retirement or benefit plans

           -  redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans

           -  for Class A shares purchased through the Large Order NAV Purchase
              Privilege, redemption of shares whose dealer of record at the time of the investment notifies the Distributor that the dealer waives the applicable commission

           -  for Class C shares, redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system, provided the dealer of record has waived the advance of the first year distribution and service fees applicable to such shares and has agreed to receive such fees quarterly

           In each of these cases, there are a number of additional provisions that apply in order to be eligible for a CDSC waiver. Your financial advisor or Shareholder Services can answer your questions and help you determine if you are eligible.

           IF YOU SELL SHARES IN A DWS FUND AND THEN DECIDE TO INVEST WITH DWS
           SCUDDER AGAIN WITHIN SIX MONTHS, you may be able to take advantage of the "reinstatement feature." With this feature, you can put your money back into the same class of a DWS fund at its current NAV and, for purposes of a sales charge, it will be treated as if it had never left DWS Scudder.

           You'll be reimbursed (in the form of fund shares) for any CDSC you paid when you sold. Future CDSC calculations will be based on your original investment date, rather than your reinstatement date. There is also an option that lets investors who sold Class B shares buy
           Class A shares (if available) with no sales charge, although they won't be reimbursed for any CDSC they paid. You can only use the reinstatement feature once for any given group of shares. To take advantage of this feature, contact Shareholder Services or your financial advisor.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check (redemption

54 | Policies You Should Know About

           proceeds from such a sale are unavailable until the check has cleared), when you make purchases by ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the
           Federal Reserve Bank's wire payment system. In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
           Generally, those circumstances are when 1) the New York Stock
           Exchange is closed other than customary weekend or holiday closings;
           2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the
           Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

            TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy shares is the NAV, although for Class A shares it will be adjusted to allow for any applicable sales charge
           (see "Choosing a Share Class"). The price at which you sell shares is also the NAV, although a CDSC may be taken out of the proceeds
           (see "Choosing a Share Class").

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

                                            Policies You Should Know About  | 55

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial
           fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

56 | Policies You Should Know About

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal
              purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable sales charge or redemption fee); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

                                            Policies You Should Know About  | 57

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Equity Income Fund intends to pay dividends to shareholders quarterly and make distributions annually in December and, if necessary, may make other distributions at other times as well.
           DWS Small Cap Value Fund intends to pay dividends and make distributions to shareholders in December and, if necessary, may make other distributions at other times as well.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
           employer-sponsored qualified plans, and retirement plans,
           reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

58 | Understanding Distributions and Taxes

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depend on their type:

---------------------------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                           GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                                   INCOME RATES:
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS FROM A FUND
- gains from the sale of                              -  gains from the sale of
  securities held (or treated as                         securities held by a fund for
  held) by a fund for more than                          one year or less
  one year                                            -  all other taxable income
- qualified dividend income
---------------------------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
- gains from selling fund                             -  gains from selling fund
  shares held for more than                              shares held for one year or
  one year                                               less
---------------------------------------------------------------------------------------------------

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

                                     Understanding Distributions and Taxes  | 59

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%. For more information, see the Statement of Additional
           Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund.

60 | Understanding Distributions and Taxes

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested and that Class B shares convert to
           Class A shares after six years. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables reflect the maximum initial sales charge, if any, but do not reflect any contingent deferred sales charge or redemption fees, if any, which may be payable upon redemption. If contingent deferred sales charges or redemption fees were shown, the "Hypothetical Year-End
           Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

                                                                  Appendix  | 61

                       DWS Equity Income Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------

   1            5.00%        1.29%             -2.25%       $  9,774.67        $   698.84
---------------------------------------------------------------------------------------------------
   2           10.25%        1.34%              1.32%       $ 10,132.42        $   133.38
---------------------------------------------------------------------------------------------------
   3           15.76%        1.34%              5.03%       $ 10,503.27        $   138.26
---------------------------------------------------------------------------------------------------
   4           21.55%        1.34%              8.88%       $ 10,887.69        $   143.32
---------------------------------------------------------------------------------------------------
   5           27.63%        1.34%             12.86%       $ 11,286.18        $   148.56
---------------------------------------------------------------------------------------------------
   6           34.01%        1.34%             16.99%       $ 11,699.25        $   154.00
---------------------------------------------------------------------------------------------------
   7           40.71%        1.34%             21.27%       $ 12,127.44        $   159.64
---------------------------------------------------------------------------------------------------
   8           47.75%        1.34%             25.71%       $ 12,571.31        $   165.48
---------------------------------------------------------------------------------------------------
   9           55.13%        1.34%             30.31%       $ 13,031.42        $   171.54
---------------------------------------------------------------------------------------------------
  10           62.89%        1.34%             35.08%       $ 13,508.37        $   177.82
---------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,090.84
---------------------------------------------------------------------------------------------------

DWS Equity Income Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------

   1            5.00%        2.04%              2.96%       $ 10,296.00        $   207.02
---------------------------------------------------------------------------------------------------
   2           10.25%        2.12%              5.93%       $ 10,592.52        $   221.42
---------------------------------------------------------------------------------------------------
   3           15.76%        2.12%              8.98%       $ 10,897.59        $   227.80
---------------------------------------------------------------------------------------------------
   4           21.55%        2.12%             12.11%       $ 11,211.44        $   234.36
---------------------------------------------------------------------------------------------------
   5           27.63%        2.12%             15.34%       $ 11,534.33        $   241.11
---------------------------------------------------------------------------------------------------
   6           34.01%        2.12%             18.67%       $ 11,866.52        $   248.05
---------------------------------------------------------------------------------------------------
   7           40.71%        1.34%             23.01%       $ 12,300.83        $   161.92
---------------------------------------------------------------------------------------------------
   8           47.75%        1.34%             27.51%       $ 12,751.04        $   167.85
---------------------------------------------------------------------------------------------------
   9           55.13%        1.34%             32.18%       $ 13,217.73        $   173.99
---------------------------------------------------------------------------------------------------
  10           62.89%        1.34%             37.02%       $ 13,701.50        $   180.36
---------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,063.88
---------------------------------------------------------------------------------------------------

62 | Appendix

                       DWS Equity Income Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------

   1            5.00%        2.04%              2.96%       $ 10,296.00        $   207.02
---------------------------------------------------------------------------------------------------
   2           10.25%        2.08%              5.97%       $ 10,596.64        $   217.28
---------------------------------------------------------------------------------------------------
   3           15.76%        2.08%              9.06%       $ 10,906.07        $   223.63
---------------------------------------------------------------------------------------------------
   4           21.55%        2.08%             12.25%       $ 11,224.52        $   230.16
---------------------------------------------------------------------------------------------------
   5           27.63%        2.08%             15.52%       $ 11,552.28        $   236.88
---------------------------------------------------------------------------------------------------
   6           34.01%        2.08%             18.90%       $ 11,889.60        $   243.80
---------------------------------------------------------------------------------------------------
   7           40.71%        2.08%             22.37%       $ 12,236.78        $   250.91
---------------------------------------------------------------------------------------------------
   8           47.75%        2.08%             25.94%       $ 12,594.10        $   258.24
---------------------------------------------------------------------------------------------------
   9           55.13%        2.08%             29.62%       $ 12,961.84        $   265.78
---------------------------------------------------------------------------------------------------
  10           62.89%        2.08%             33.40%       $ 13,340.33        $   273.54
---------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,407.24
---------------------------------------------------------------------------------------------------

DWS Small Cap Value Fund - Class A

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               5.75%                   $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------

   1            5.00%        1.37%             -2.33%       $  9,767.13        $   706.47
---------------------------------------------------------------------------------------------------
   2           10.25%        1.37%              1.22%       $ 10,121.67        $   136.24
---------------------------------------------------------------------------------------------------
   3           15.76%        1.37%              4.89%       $ 10,489.09        $   141.18
---------------------------------------------------------------------------------------------------
   4           21.55%        1.37%              8.70%       $ 10,869.85        $   146.31
---------------------------------------------------------------------------------------------------
   5           27.63%        1.37%             12.64%       $ 11,264.42        $   151.62
---------------------------------------------------------------------------------------------------
   6           34.01%        1.37%             16.73%       $ 11,673.32        $   157.12
---------------------------------------------------------------------------------------------------
   7           40.71%        1.37%             20.97%       $ 12,097.06        $   162.83
---------------------------------------------------------------------------------------------------
   8           47.75%        1.37%             25.36%       $ 12,536.18        $   168.74
---------------------------------------------------------------------------------------------------
   9           55.13%        1.37%             29.91%       $ 12,991.25        $   174.86
---------------------------------------------------------------------------------------------------
  10           62.89%        1.37%             34.63%       $ 13,462.32        $   181.21
---------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,126.58
---------------------------------------------------------------------------------------------------

                                                                  Appendix  | 63

                      DWS Small Cap Value Fund - Class B

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------

   1            5.00%        2.19%              2.81%       $ 10,281.00        $   222.08
---------------------------------------------------------------------------------------------------
   2           10.25%        2.19%              5.70%       $ 10,569.90        $   228.32
---------------------------------------------------------------------------------------------------
   3           15.76%        2.19%              8.67%       $ 10,866.91        $   234.73
---------------------------------------------------------------------------------------------------
   4           21.55%        2.19%             11.72%       $ 11,172.27        $   241.33
---------------------------------------------------------------------------------------------------
   5           27.63%        2.19%             14.86%       $ 11,486.21        $   248.11
---------------------------------------------------------------------------------------------------
   6           34.01%        2.19%             18.09%       $ 11,808.97        $   255.08
---------------------------------------------------------------------------------------------------
   7           40.71%        1.37%             22.38%       $ 12,237.64        $   164.72
---------------------------------------------------------------------------------------------------
   8           47.75%        1.37%             26.82%       $ 12,681.87        $   170.70
---------------------------------------------------------------------------------------------------
   9           55.13%        1.37%             31.42%       $ 13,142.22        $   176.89
---------------------------------------------------------------------------------------------------
  10           62.89%        1.37%             36.19%       $ 13,619.28        $   183.32
---------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,125.28
---------------------------------------------------------------------------------------------------

DWS Small Cap Value Fund - Class C

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
---------------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
---------------------------------------------------------------------------------------------------

   1            5.00%        2.15%              2.85%       $ 10,285.00        $   218.06
---------------------------------------------------------------------------------------------------
   2           10.25%        2.15%              5.78%       $ 10,578.12        $   224.28
---------------------------------------------------------------------------------------------------
   3           15.76%        2.15%              8.80%       $ 10,879.60        $   230.67
---------------------------------------------------------------------------------------------------
   4           21.55%        2.15%             11.90%       $ 11,189.67        $   237.24
---------------------------------------------------------------------------------------------------
   5           27.63%        2.15%             15.09%       $ 11,508.57        $   244.01
---------------------------------------------------------------------------------------------------
   6           34.01%        2.15%             18.37%       $ 11,836.57        $   250.96
---------------------------------------------------------------------------------------------------
   7           40.71%        2.15%             21.74%       $ 12,173.91        $   258.11
---------------------------------------------------------------------------------------------------
   8           47.75%        2.15%             25.21%       $ 12,520.87        $   265.47
---------------------------------------------------------------------------------------------------
   9           55.13%        2.15%             28.78%       $ 12,877.71        $   273.03
---------------------------------------------------------------------------------------------------
  10           62.89%        2.15%             32.45%       $ 13,244.73        $   280.82
---------------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 2,482.65
---------------------------------------------------------------------------------------------------

64 | Appendix

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 621-1048, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
---------------------    --------------------    -------------------------------

PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 621-1048           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Equity Trust          DWS Equity Income Fund    811-1444
DWS Securities Trust          DWS Small Cap Value Fund    811-2021

(12/01/07) DVF2-1
[RECYCLE GRAPHIC APPEARS HERE]
                                                 [DWS SCUDDER LOGO APPEARS HERE]

--------------------------------------------------------------------------------

                                DECEMBER 1, 2007

                                   PROSPECTUS
                              ------------------
                                    CLASS S

--------------------------------------------------------------------------------
                             DWS EQUITY INCOME FUND

                            DWS SMALL CAP VALUE FUND

As with all mutual funds, the Securities and Exchange  Commission (SEC) does not approve or disapprove these shares or determine  whether the information in this prospectus  is  truthful  or  complete.  It is a criminal  offense for anyone to inform you otherwise.

                                         [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

HOW EACH FUND WORKS

  4      DWS Equity Income Fund

 13      DWS Small Cap Value Fund

 20      Other Policies and Secondary
         Risks

 22      Who Manages and Oversees
         the Funds

 26      Financial Highlights

HOW TO INVEST IN THE FUNDS

 29      How to Buy, Sell and
         Exchange Shares

 33      Policies You Should Know
         About

 45      Understanding Distributions
         and Taxes

 48      Appendix

HOW EACH FUND WORKS

On the next few pages, you'll find information about each fund's investment goal, the main strategies each uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in a fund or are already a shareholder, you'll want to LOOK THIS INFORMATION OVER CAREFULLY. You may want to keep it on hand for reference as well.

CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with each fund's distributor and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Remember that mutual funds are investments, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down, and you could lose money by investing in them.

You can find DWS prospectuses on the Internet at WWW.DWS-SCUDDER.COM (the Web site does not form a part of this prospectus).

--------------------------------------------------------------------------------

                                                                Class S
                                            ticker symbol       SDDSX
                                              fund number       2490

DWS EQUITY INCOME FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks high income consistent with preservation of capital and, secondarily, long-term growth of capital. The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt
            securities. The fund attempts to provide a yield that exceeds the composite yield on the securities comprising the Standard & Poor's
            500 Composite Stock Index (S&P 500).

            Under normal circumstances, the fund invests at least 80% of its assets in dividend-paying equity securities. These include common stocks, preferred stocks, convertible securities and securities of real estate investment trusts. By investing a significant portion of the fund's assets in dividend-paying equity securities, the fund seeks to help investors take advantage of lower federal tax rates with respect to a portion of the dividend income generated by the fund. The fund is not managed for tax efficiency. The fund may also invest up to 20% of its assets in non-dividend-paying equity securities and debt securities. Although the fund invests primarily in US issuers, it may invest up to 25% of its assets in foreign securities.

            The fund emphasizes a value-investing style focusing primarily on established companies that offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market.

            The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500
            Index. The portfolio managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

4 | DWS Equity Income Fund

            The portfolio managers assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The portfolio managers may favor securities from different sectors and industries at different times while still maintaining variety in terms of industries and companies represented.

            The portfolio managers will normally sell a security when they believe the income or growth potential of the security has changed, other investments offer better opportunities, or in the course of adjusting the emphasis on or within a given industry.

            OTHER INVESTMENTS. Debt securities in which the fund invests include those rated investment grade (i.e., BBB/Baa or above) and below investment grade high yield/high risk bonds. The fund may invest up to 15% of net assets in high yield/high risk bonds (i.e., rated BB/Ba and below). In addition, the fund may invest in affiliated mutual funds. The fund expects to make part or all of its investments in debt securities through investment in affiliated mutual funds. By investing in affiliated mutual funds, the fund will achieve greater diversification of its fixed income
            investments (by holding more securities of varying sizes and risks)
            than it could gain buying fixed income securities directly.

            The fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indexes, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where the managers believe they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

                                                     DWS Equity Income Fund  | 5

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK.To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs. Real estate securities are susceptible to the risks associated with direct ownership of real estate, including declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding;
            zoning changes; and losses from casualty or condemnation.

6 | DWS Equity Income Fund

            INTEREST RATE RISK. Generally, fixed income securities will decrease in value when interest rates rise. The longer the effective duration of the fund's securities, the more sensitive it will be to interest rate changes. (As a general rule, a 1% rise in interest rates means a 1% fall in value for every year of
            duration.) As interest rates decline, the issuers of securities held by the fund may prepay principal earlier than anticipated, forcing the fund to reinvest in lower-yielding securities and may reduce the fund's income. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing the fund's duration and reducing the value of such a security.

            CREDIT RISK. A fund purchasing bonds faces the risk that the creditworthiness of an issuer may decline, causing the value of its bonds to decline. In addition, an issuer may not be able to make timely payments on the interest and/or principal on the bonds it has issued. Because the issuers of high-yield bonds or junk bonds
            (rated below the fourth highest category) may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds, particularly high-yield bonds, may decline in credit quality or go into default.
            Because the fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

            FOREIGN INVESTMENT RISK. To the extent the fund has exposure to companies based outside the US, it faces the risks inherent in foreign investing. Adverse political, economic or social
            developments could undermine the value of the fund's investments or prevent the fund from realizing their full value. Financial reporting standards for companies based in foreign markets differ from those in the US. Additionally, foreign securities markets generally are smaller and less liquid than the US markets. These risks tend to be greater in emerging markets so, to the extent the fund invests in emerging markets, it takes on greater risks. The currency of the country in which the fund has invested could decline relative to the value of the US dollar, which decreases the value of the investment to US investors. The investments of the fund may be subject to foreign withholding taxes.

                                                     DWS Equity Income Fund  | 7

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

            -  if the fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the fund's expenses, but also similar expenses of the investment company.

8 | DWS Equity Income Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S

[BAR CHART GRAPHIC APPEARS HERE]

 4.19     18.90
2005      2006

2007 TOTAL RETURN AS OF SEPTEMBER 30: 6.89%

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 7.30%, Q3 2006                WORST QUARTER: -0.65%, Q2 2006

                                                     DWS Equity Income Fund  | 9

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31

--------------------------------------------------------------------------------
                                                   1 YEAR       SINCE INCEPTION*
--------------------------------------------------------------------------------

 CLASS S
--------------------------------------------------------------------------------
   Return before Taxes                                18.90           11.92
--------------------------------------------------------------------------------
   Return after Taxes on Distributions                15.62            9.30
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                            14.42            9.34**
--------------------------------------------------------------------------------
 RUSSELL 1000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                               22.25           15.60
--------------------------------------------------------------------------------

Total returns would have been lower if operating expenses hadn't been reduced.

*   Class S commenced operations on December 1, 2004. Index comparison begins
    November 30, 2004.

**  Return after Taxes on Distributions and Sale of Fund Shares is higher than other return figures for the same period due to a capital loss occurring upon redemption resulting in an assumed tax deduction for the shareholder.

 RUSSELL 1000 (Reg. TM) VALUE INDEX is an unmanaged index that consists of those stocks in the Russell 1000 Index with less-than-average growth orientation.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

10 | DWS Equity Income Fund

HOW MUCH INVESTORS PAY

This fund's Class S shares have no sales charge or other shareholder fees. This information doesn't include any fees that may be charged by your financial advisor. The fund does have annual operating expenses and as a shareholder of
Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

 SHAREHOLDER FEES, paid directly from
 your investment                                                None
--------------------------------------------------------------------------------
 REDEMPTION/EXCHANGE FEE, on shares
 owned less than 15 days (as % of
 redemption proceeds) 1                                         2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee 2, 3                                            0.77%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                               None
--------------------------------------------------------------------------------
 Other Expenses                                                 0.38
--------------------------------------------------------------------------------
 Acquired Funds (Underlying Funds) Fees
 and Expenses 4                                                 0.07
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES 5                              1.22
--------------------------------------------------------------------------------
 Less Expense Waivers/
 Reimbursements 6                                               0.18
--------------------------------------------------------------------------------
 NET ANNUAL FUND AND ACQUIRED FUNDS
 (UNDERLYING FUNDS) OPERATING
 EXPENSES 6                                                     1.04
--------------------------------------------------------------------------------

1   This fee is charged on applicable redemptions or exchanges. Please see
    "Policies You Should Know About - Policies about transactions" for further information.

2   To the extent the fund invests in other mutual funds advised by the Advisor and its affiliates ("Underlying Funds"), the Advisor has agreed not to impose its advisory fees on assets invested in such other Underlying Funds.

3   Includes 0.10% administration fee.

4   "Acquired Funds (Underlying Funds) Fees and Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different.

5   The "Total Annual Operating Expenses" do not correlate to the ratio of expenses and average net assets in the fund's "Financial Highlights," which reflects the operating expenses of the fund and does not include "Acquired
    Funds (Underlying Funds) Fees and Expenses."

6   The Advisor has contractually agreed until November 30, 2008 to waive all or a portion of its management fee or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 0.97%
    for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and acquired funds (underlying funds)
    fees and expenses.

                                                    DWS Equity Income Fund  | 11

Based on the costs above, this example (including one year of capped expenses in each period) helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
EXAMPLE               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

 Class S shares        $106         $369         $653       $1,461
--------------------------------------------------------------------------------

12 | DWS Equity Income Fund

--------------------------------------------------------------------------------

                                                                Class S
                                             ticker symbol      SCSUX
                                               fund number      2078

DWS SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

            THE FUND'S MAIN INVESTMENT STRATEGY

            The fund seeks long-term growth of capital by investing, under normal circumstances, at least 90% of total assets, including the amount of any borrowings for investment purposes, in undervalued common stocks of small US companies. These are companies that are similar in size to those in the Russell 2000 Value Index (as of
            August 31, 2007, the Russell 2000 Value Index had a median market capitalization of approximately $614 million). The fund intends to invest primarily in companies whose market capitalizations fall within the normal range of the Russell 2000 Value Index.

            A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The portfolio managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors. The portfolio managers believe that by combining techniques used by fundamental value investors with extensive growth and earnings analysis they can minimize investment style bias and ultimately produce a "pure" stock selection process that seeks to add value in any market environment. The team also incorporates technical analysis to capture short-term price changes and evaluate the market's responsiveness to new information.

            The fund's portfolio is then assembled from among the qualifying stocks, using a tool known as Portfolio Optimizer - sophisticated portfolio management software that analyzes the potential return and risk characteristics of each stock and the overall portfolio.

            The fund may invest in the equity securities of real estate investment trusts ("REITs"). REITs come in several forms.

                                                  DWS Small Cap Value Fund  | 13

            Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the
            REIT and from any profits on the sale of its properties. Other
            REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

            The fund's investments are diversified among many industries and among many companies (typically over 150 companies).

            The managers will normally sell a stock when the company no longer qualifies as a small company, when the managers no longer consider it to be undervalued or when the managers believe other investments offer better opportunities.

            OTHER INVESTMENTS. Although not one of its principal investment strategies, the fund is permitted, but not required, to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). In particular, the fund may use futures, options and covered call options. The fund may use derivatives in circumstances where portfolio management believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

            SECURITIES LENDING. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved
            institutional borrowers who need to borrow securities in order to complete certain transactions.

            THE MAIN RISKS OF INVESTING IN THE FUND

            There are several risk factors that could hurt the fund's
            performance, cause you to lose money or cause the fund's
            performance to trail that of other investments.

            STOCK MARKET RISK. The fund is affected by how the stock market performs. To the extent the fund invests in a particular
            capitalization or market sector, the fund's performance may be proportionately affected by that segment's general performance.
            When stock prices fall, you should expect the value of your investment to fall as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other

14 | DWS Small Cap Value Fund

            business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock's price, regardless of how well the company performs. The market as a whole may not favor the types of investments the fund makes and the fund may not be able to get an attractive price for them.

            VALUE INVESTING RISK. At times, "value" investing may perform better than or worse than other investment styles and the overall market. If the Advisor overestimates the value or return potential of one or more common stocks, the fund may underperform the general equity market. Value stocks may also be out of favor for certain periods in relation to growth stocks.

            INDUSTRY RISK.To the extent that an underlying fund has exposure to a given industry or sector, any factors affecting that industry or sector could affect the value of portfolio securities. For example, the real estate sector could be hurt by rising interest rates or the commodities sector could be hurt by factors affecting a particular industry or commodity such as drought, floods, weather or changes in storage costs. Real estate securities are susceptible to the risks associated with direct ownership of real estate, including declines in property values; increases in property taxes, operating expenses, interest rates or competition; overbuilding;
            zoning changes; and losses from casualty or condemnation.

            SMALL COMPANY CAPITALIZATION RISK. Small company stocks tend to experience steeper price fluctuations - down as well as up - than the stocks of larger companies. A shortage of reliable information -
            the same information gap that creates opportunity in small company investing - can also pose added risk. Industry-wide reversals may have a greater impact on small companies, since they lack a large company's financial resources. Small company stocks are typically less liquid than large company stocks. Accordingly, it may be harder to find a buyer for a small company's shares.

            REAL ESTATE SECURITIES RISK. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

This fund is designed for long-term investors who are looking for a fund that takes a value approach to investing in small company stocks.

                                                  DWS Small Cap Value Fund  | 15

            interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities.

            SECURITIES LENDING RISK. Any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's
            performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the fund's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.

            Other factors that could affect performance include:

            -  portfolio management could be wrong in the analysis of
               industries, companies, economic trends, the relative
               attractiveness of different securities or other matters.

            -  at times, market conditions might make it hard to value some investments or to get an attractive price for them.

            -  derivatives could produce disproportionate losses due to a variety of factors, including the failure of the counterparty to meet its obligations or unexpected price or interest rate
               movements. (See "Secondary Risks" for more information.)

16 | DWS Small Cap Value Fund

THE FUND'S PERFORMANCE HISTORY

While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the performance of the fund's Class S shares has varied from year to year, which may give some idea of risk. The table on the following page shows how fund performance compares to relevant index information (which, unlike fund performance, does not reflect fees or expenses). The performance of both the fund and the index information varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns for Class S shares on a before-tax and after-tax basis.
After-tax returns are estimates calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant for investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

ANNUAL TOTAL RETURN (%) AS OF 12/31 EACH YEAR - Class S

[BAR CHART GRAPHIC APPEARS HERE]

 37.01   -5.54     -11.85     12.76    15.21    -9.56    41.22    23.41     1.91     19.62
 1997    1998      1999       2000     2001     2002     2003     2004     2005      2006

2007 TOTAL RETURN AS OF SEPTEMBER 30: -8.35%

FOR THE PERIODS INCLUDED IN THE BAR CHART:

BEST QUARTER: 18.11%, Q2 2003                WORST QUARTER: -21.08%, Q3 2002

                                                  DWS Small Cap Value Fund  | 17

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31

--------------------------------------------------------------------------------
                                                1 YEAR     5 YEARS   10 YEARS
--------------------------------------------------------------------------------

 CLASS S
--------------------------------------------------------------------------------
   Return before Taxes                            19.62      13.95     11.03
--------------------------------------------------------------------------------
   Return after Taxes on Distributions            15.92      11.56      9.75
--------------------------------------------------------------------------------
   Return after Taxes on Distributions
   and Sale of Fund Shares                        15.66      11.41      9.38
--------------------------------------------------------------------------------
 RUSSELL 2000 (Reg. TM) VALUE INDEX (reflects
 no deductions for fees, expenses or
 taxes)                                           23.48      15.37     13.27
--------------------------------------------------------------------------------

 Total returns for 1997 and for 1999-2001 would have been lower if operating expenses hadn't been reduced.

 RUSSELL 2000 (Reg. TM) VALUE INDEX is an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

--------------------------------------------------------------------------------
Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or
(800) 728-3337 or visit our Web site at www.dws-scudder.com.

--------------------------------------------------------------------------------
The RETURN AFTER TAXES ON DISTRIBUTIONS assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions and not a shareholder's gain or loss from selling fund shares.

The RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

18 | DWS Small Cap Value Fund

HOW MUCH INVESTORS PAY

This fund's Class S shares have no sales charge or other shareholder fees other than a short-term redemption/exchange fee. This information doesn't include any fees that may be charged by your financial advisor. The fund does have annual operating expenses and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
FEE TABLE
--------------------------------------------------------------------------------

 SHAREHOLDER FEES, paid directly from
 your investment                                                None
--------------------------------------------------------------------------------
 REDEMPTION/EXCHANGE FEE, on shares
 owned less than 15 days (as % of
 amount redeemed, if applicable) 1                              2.00%
--------------------------------------------------------------------------------
 ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
 Management Fee 2                                               0.77%
--------------------------------------------------------------------------------
 Distribution/Service (12b-1) Fee                               None
--------------------------------------------------------------------------------
 Other Expenses                                                 0.29
--------------------------------------------------------------------------------
 TOTAL ANNUAL OPERATING EXPENSES                                1.06
--------------------------------------------------------------------------------

1   This fee is charged on applicable redemptions or exchanges. Please see
    "Policies You Should Know About - Policies about transactions" for further information.

2   Includes 0.10% administration fee.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

--------------------------------------------------------------------------------
EXAMPLE        1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------

 Class S        $108         $337         $585       $1,294
--------------------------------------------------------------------------------

                                                  DWS Small Cap Value Fund  | 19

OTHER POLICIES AND SECONDARY RISKS

           While the previous pages describe the main points of each fund's strategy and risks, there are a few other issues to know about:

           -  Although major changes tend to be infrequent, each fund's Board could change a fund's investment objective without seeking shareholder approval. The Board will provide shareholders with at least 60 days notice prior to making any changes to DWS Equity
              Income Fund's 80% investment policy and DWS Small Cap Value
              Fund's 90% investment policy as described herein.

           -  Each fund may trade actively. This could raise transaction costs
              (thus lowering return) and could mean higher taxable
              distributions.

           -  As a temporary defensive measure, each fund could shift up to
              100% of assets into investments such as money market securities and DWS International Fund could shift up to 100% of assets into
              Canadian money market securities This could prevent losses, but, while engaged in a temporary defensive position, a fund will not be pursuing its investment goal. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

           -  Due to DWS Equity Income Fund's investments in dividend-paying equities, it is likely that a portion of fund distributions may be eligible to be treated as qualified dividend income, provided holding period and other requirements are met by the fund. In addition, a portion of the fund's dividend income from
              dividend-paying equity securities may not qualify. For more information, please see "Understanding Distributions and Taxes,"
              below, and "Federal Income Taxes" in the Statement of Additional
              Information.

           Secondary risks

           DERIVATIVES RISK. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may not have the intended effects and may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation;

20 | Other Policies and Secondary Risks

           and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund's exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

           PRICING RISK. At times, market conditions might make it hard to value some investments, and the fund may use certain valuation methodologies for some of its investments, such as fair value pricing. Given the subjective nature of such methodologies, it is possible that the value determined for an investment may be different than the value realized upon such investment's sale. If the fund has valued its securities too highly, you may end up paying too much for fund shares when you buy into the fund. If the fund underestimates the price of its securities, you may not receive the full market value for your fund shares when you sell.

           For more information

           This prospectus doesn't tell you about every policy or risk of investing in each fund.

           If you want more information on each fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional
           Information (the back cover tells you how to do this).

           Keep in mind that there is no assurance that a fund will achieve its goal.

           A complete list of each fund's portfolio holdings is posted as of the month-end on www.dws-scudder.com (the Web site does not form a part of this prospectus) on or after the last day of the following month. This posted information generally remains accessible at least until the date on which a fund files its Form N-CSR or N-Q with the
           Securities and Exchange
           Commission for the period that includes the date as of which the posted information is current. In addition, each fund's top ten holdings and other fund information is posted on www.dws-scudder.com as of the calendar quarter-end on or

                                        Other Policies and Secondary Risks  | 21

           after the 15th day following quarter-end. Each fund's Statement of
           Additional Information includes a description of a fund's policies and procedures with respect to the disclosure of a fund's portfolio holdings.

WHO MANAGES AND OVERSEES THE FUNDS

           The investment advisor

           Deutsche Investment Management Americas Inc. ("DIMA" or the
           "Advisor"), with headquarters at 345 Park Avenue, New York, NY
           10154, is the investment advisor for each fund. Under the oversight of the Board, the Advisor makes investment decisions, buys and sells securities for each fund and conducts research that leads to these purchase and sale decisions. The Advisor provides a full range of global investment advisory services to institutional and retail clients.

           DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of
           Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS
           Trust Company.

           Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

           The Advisor is an indirect, wholly owned subsidiary of Deutsche Bank
           AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

22 | Who Manages and Oversees the Funds

           MANAGEMENT FEE. The Advisor receives a management fee from each fund. Below are the actual rates paid by each fund for the most recent fiscal year, as a percentage of each fund's average daily net assets.

--------------------------------------------------------------------------------
FUND NAME                                 FEE PAID
--------------------------------------------------------------------------------

  DWS Equity Income Fund                    0.61%
--------------------------------------------------------------------------------
  DWS Small Cap Value Fund                  0.67%
--------------------------------------------------------------------------------

           A discussion regarding the basis for the Board's approval of each fund's investment management agreement is contained in the most recent shareholder reports for the semi-annual period ended January
           31 (see "Shareholder reports" on the back cover).

           Under a separate administrative services agreement between each fund and the Advisor, each fund pays the Advisor for providing most of each fund's administrative services.

                                        Who Manages and Oversees the Funds  | 23

Portfolio management

The following person handles the day-to-day management of the fund.

DWS EQUITY INCOME FUND

David Hone, CFA
Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

-  Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.
-  Prior to that, eight years of experience as an analyst for Chubb & Son.
-  Portfolio manager for Large Cap Value; Lead portfolio manager for US Equity
   Income Fund Strategy: New York.
-  Joined the fund in 2003.
-  BA, Villanova University.

24 | Who Manages and Oversees the Funds

The DWS Small Cap Value Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager on the team has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of DWS Small Cap Value
Fund.

DWS SMALL CAP VALUE FUND

Jin Chen
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 1999 previously serving as a portfolio manager for Absolute Return Strategies, after four years of experience as a fundamental equity analyst and portfolio manager of various funds in US large and small cap equities at Thomas White Asset Management.
- Senior portfolio manager for Quantitative strategies: New York.
- BS, Nanjing University; MS, Michigan State University.

Julie Abbett
Director of Deutsche Asset Management and Portfolio Manager of the fund.
- Joined Deutsche Asset Management in 2000 after four years of combined experience at BARRA, Inc. as a Senior Consultant for Equity Trading
  Services and as a Product Developer for FactSet Research Systems' portfolio analytics products.
- Senior portfolio manager for Quantitative Strategies: New York.
- BA, University of Connecticut.

Robert Wang
Managing Director of Deutsche Asset Management and Portfolio Manager of the
fund.

- Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.
- Global Head of Quantitative Strategies Portfolio Management: New York.
- Joined the fund in 2005.
- BS, The Wharton School, University of Pennsylvania.

Each fund's Statement of Additional Information provides additional information about a portfolio manager's investments in each fund, a description of the portfolio management compensation structure and information regarding other accounts managed.

                                        Who Manages and Oversees the Funds  | 25

FINANCIAL HIGHLIGHTS

The financial highlights are designed to help you understand recent financial performance. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in a fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with each fund's financial statements, is included in each fund's annual report (see
"Shareholder reports" on the back cover).

DWS Equity Income Fund - Class S

YEARS ENDED JULY 31,                                2007           2006           2005 a
-------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
-------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  12.27       $  12.13       $  11.99
-------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income b                            .27            .29            .26
-------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)           1.28            .66            .35
-------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                  1.55            .95            .61
-------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                           (  .27)        (  .29)        (  .32)
-------------------------------------------------------------------------------------------
  Net realized gains                              (1.38)        (  .52)        (  .15)
-------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                             (1.65)        (  .81)        (  .47)
-------------------------------------------------------------------------------------------
Redemption fees                                      .00***         .00***         .00***
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  12.17       $  12.27       $  12.13
-------------------------------------------------------------------------------------------
Total Return (%) c                                 12.86           8.30           5.27**
-------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                 4              1            .68
-------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)     1.15           1.38           1.42*
-------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)      1.02            .97            .95*
-------------------------------------------------------------------------------------------
Ratio of net investment income (%)                  2.20           2.46           3.22*
-------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                           42             61             67
-------------------------------------------------------------------------------------------

a   For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.

b   Based on average shares outstanding during the period.

c   Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

*** Amount is less than $.005.

26 | Financial Highlights

DWS Small Cap Value Fund - Class S

YEARS ENDED JULY 31,                          2007         2006       2005        2004      2003
--------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $  25.90     $  28.22   $  26.27    $  20.87  $  20.79
--------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
  Net investment income (loss) a               .23 b,c      .11        .07         .13       .10
--------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss)                                       .86          .80       5.75        5.35      2.28
--------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS            1.09          .91       5.82        5.48      2.38
--------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                     (  .12)      (  .14)    (  .20)     (  .08)   (  .05)
--------------------------------------------------------------------------------------------------
  Net realized gains                        (4.02)      (3.09)    (3.67)          -    (2.25)
--------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                       (4.14)      (3.23)    (3.87)     (  .08)   (2.30)
--------------------------------------------------------------------------------------------------
Redemption fees                                .00*         .00*       .00*        .00*      .00*
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $  22.85     $  25.90   $  28.22    $  26.27  $  20.87
--------------------------------------------------------------------------------------------------
Total Return (%)                              3.02 b       4.01      23.11       26.26     13.40
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)         249          302        346         288       237
--------------------------------------------------------------------------------------------------
Ratio of expenses (%)                         1.06         1.09       1.04        1.16      1.21
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
     (%)                                       .88 b,c      .43        .25         .54       .51
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    109          117         90         135       168
--------------------------------------------------------------------------------------------------

a   Based on average shares outstanding during the period.

b   Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%.
    Excluding this non-recurring income, total return would have been 0.01%
    lower.

c   Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.

*   Amount is less than $.005.

                                                      Financial Highlights  | 27

HOW TO INVEST IN THE FUNDS

The following pages tell you how to invest in a fund and what to expect as a shareholder. If you're investing directly with DWS Scudder, all of this information applies to you.

The following pages also tell you about many of the services, choices and benefits of being a shareholder. You'll also find information on how to check the status of your account using the method that's most convenient for you.

If you're investing through a "third party provider" - for example, a workplace retirement plan, financial supermarket or financial advisor - your provider may have its own policies or instructions and you should follow those.

Please remember, CLASS S shares are generally only available to new investors through fee-based programs of investment dealers that have special agreements with the fund's distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

You can find out more about the topics covered here by speaking with your
FINANCIAL ADVISOR OR A REPRESENTATIVE OF YOUR WORKPLACE RETIREMENT PLAN OR
OTHER INVESTMENT PROVIDER.

How to Buy, Sell and Exchange Shares

BUYING SHARES: Use these instructions to invest directly. Make out your check to "DWS Scudder."

------------------------------------------------------------------------------------------
 FIRST INVESTMENT                              ADDITIONAL INVESTMENTS
------------------------------------------------------------------------------------------

 $2,500 or more for regular accounts           $50 or more for regular accounts and
 $1,000 or more for IRAs                       IRA accounts
 $1,000 or more with an Automatic              $50 or more with an Automatic
 Investment Plan                               Investment Plan
------------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL (SEE BELOW)

 -  Fill out and sign an application           Send a DWS Scudder investment slip or
                                               short note that includes:
 -  Send it to us at the appropriate
    address, along with an investment          -  fund and class name
    check                                      -  account number
                                               -  check payable to "DWS Scudder"
------------------------------------------------------------------------------------------
 BY WIRE
 -  Call (800) 728-3337 for instructions       -  Call (800) 728-3337 for instructions
------------------------------------------------------------------------------------------
 BY PHONE
 Not available                                 -  Call (800) 728-3337 for instructions
------------------------------------------------------------------------------------------
 WITH AN AUTOMATIC INVESTMENT PLAN
 -  Fill in the information on your            -  To set up regular investments from a
    application and include a voided check        bank checking account, call
                                                  (800) 728-3337
------------------------------------------------------------------------------------------
 USING QuickBuy
 Not available                                 -  Call (800) 728-3337 to make sure
                                                  QuickBuy is set up on your account; if
                                                  it is, you can request a transfer from
                                                  your bank account of any amount
                                                  between $50 and $250,000
------------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Go to www.dws-scudder.com                  -  Call (800) 728-3337 to ensure you have
                                                  electronic services
 -  Print out a prospectus and a new
    account application                        -  Register at www.dws-scudder.com

 -  Complete and return the application        -  Follow the instructions for buying
    with your check                               shares with money from your bank
                                                  account
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REGULAR MAIL:

First Investment: DWS Scudder, PO Box 219356, Kansas City, MO 64121-9356
Additional Investments: DWS Scudder, PO Box 219154, Kansas City, MO 64121-9154

EXPRESS, REGISTERED OR CERTIFIED MAIL:
DWS Scudder, 210 West 10th Street, Kansas City, MO 64105-1614

                                      How to Buy, Sell and Exchange Shares  | 29

EXCHANGING OR SELLING SHARES: Use these instructions to exchange or sell shares in an account opened directly with DWS Scudder.

------------------------------------------------------------------------------------------
 EXCHANGING INTO ANOTHER FUND                    SELLING SHARES
------------------------------------------------------------------------------------------

 -  Exchanges into existing accounts:           Some transactions, including most for
    $50 minimum per fund                        over $100,000, can only be ordered in
                                                writing with a signature guarantee;
 -  Exchanges into new accounts:                please see "Signature Guarantee" for
    $2,500 minimum per fund                     details
    $1,000 minimum for IRAs

------------------------------------------------------------------------------------------
 BY PHONE OR WIRE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
------------------------------------------------------------------------------------------
 USING THE AUTOMATED INFORMATION LINE
 -  Call (800) 728-3337 for instructions        -  Call (800) 728-3337 for instructions
------------------------------------------------------------------------------------------
 BY MAIL OR EXPRESS MAIL
 (see previous page for address)

 Your instructions should include:              Your instructions should include:
 -  the fund, class and account number          -  the fund, class and account number
    you're exchanging out of                       from which you want to sell shares

 -  the dollar amount or number of shares       -  the dollar amount or number of shares
    you want to exchange                           you want to sell

 -  the name and class of the fund you          -  your name(s), signature(s) and
    want to exchange into                          address, as they appear on your
                                                   account
 -  your name(s), signature(s) and
    address, as they appear on your             -  a daytime telephone number
    account

 -  a daytime telephone number
------------------------------------------------------------------------------------------
 WITH AN AUTOMATIC EXCHANGE PLAN                 WITH AN AUTOMATIC WITHDRAWAL PLAN
 -  To set up regular exchanges from a          -  To set up regular cash payments from
    fund account, call (800) 728-3337              a DWS fund account, call
                                                   (800) 728-3337
------------------------------------------------------------------------------------------
 USING QuickSell
 Not available                                  -  Call (800) 728-3337 to make sure
                                                   QuickSell is set up on your account; if
                                                   it is, you can request a transfer to your
                                                   bank account of any amount between
                                                   $50 and $250,000
------------------------------------------------------------------------------------------
 ON THE INTERNET
 -  Register at www.dws-scudder.com             -  Register at www.dws-scudder.com

 -  Follow the instructions for making on-      -  Follow the instructions for making on-
    line exchanges                                 line redemptions
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TO REACH US:      WEB SITE: www.dws-scudder.com
                  TELEPHONE REPRESENTATIVE: (800) 728-3337, M-F, 9 a.m.- 6 p.m. ET
                  TDD LINE: (800) 972-3006, M-F, 9 a.m.- 6 p.m. ET

30 | How to Buy, Sell and Exchange Shares

           Financial intermediary support payments

           The Advisor, DWS Scudder Distributors, Inc. (the "Distributor")
           and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each fund, to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of fund shares or the retention and/or servicing of fund investors and fund shares ("revenue sharing"). Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule
           12b-1 or service plan of each fund, any record keeping/sub-transfer agency/networking fees payable by each fund (generally through the
           Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of the Financial Industry
           Regulatory Authority ("FINRA") or other concessions described in the fee table or elsewhere in this prospectus or the Statement of
           Additional Information as payable to all financial advisors. For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing a fund with "shelf space" or access to a third party platform or fund offering list or other marketing programs, including, without limitation, inclusion of the fund on preferred or recommended sales lists, mutual fund
           "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force;
           granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and obtaining other forms of marketing support.

           The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:
           gross sales, current assets and/or number of accounts of each fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any
           combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

                                      How to Buy, Sell and Exchange Shares  | 31

           The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares or the retention and/or servicing of investors and DWS Fund shares to financial advisors in amounts that generally range from .01% up to .50% of assets of each fund serviced and maintained by the financial advisor, .10% to .25% of sales of each fund attributable to the financial advisor, a flat fee of $12,500 up to $500,000, or any combination thereof. These amounts are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.
           Receipt of, or the prospect of receiving, this additional
           compensation may influence your financial advisor's recommendation of each fund or of any particular share class of each fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of each fund. Additional information regarding these revenue sharing payments is included in each fund's Statement of
           Additional Information, which is available to you on request at no charge (see the back cover of this prospectus for more information on how to request a copy of the Statement of Additional
           Information).

           The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from ADP, Inc. on the DWS
           Scudder branded retirement plan platform (the "Platform") with the level of revenue sharing payments being based upon sales of both the
           DWS funds and the non-DWS funds by the financial advisor on the
           Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the
           Platform.

           It is likely that broker-dealers that execute portfolio transactions for each fund will include firms that also sell shares of the DWS funds to their customers. However, the Advisor will not consider sales of DWS fund shares as a factor in the selection of
           broker-dealers to execute portfolio transactions for the DWS funds.
           Accordingly, the Advisor has implemented policies and procedures reasonably designed to prevent its traders from considering sales of
           DWS fund shares as a factor in the selection of

32 | How to Buy, Sell and Exchange Shares

           broker-dealers to execute portfolio transactions for each fund. In addition, the Advisor, the Distributor and/or their affiliates will not use fund brokerage to pay for their obligation to provide additional compensation to financial advisors as described above.

POLICIES YOU SHOULD KNOW ABOUT

           Along with the information on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on distributions and taxes, applies to all investors, including those investing through a financial advisor.

           If you are investing through a financial advisor or through a retirement plan, check the materials you received from them about how to buy and sell shares because particular financial advisors or other intermediaries may adopt policies, procedures or limitations that are separate from those described by a fund. Please note that a financial advisor may charge fees separate from those charged by a fund and may be compensated by a fund.

           Keep in mind that the information in this prospectus applies only to the shares offered herein. Other share classes are described in separate prospectuses and have different fees, requirements and services.

           In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact your financial advisor or call (800)
           728-3337.

           Policies about transactions

           EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. Each fund calculates its share price for each class every business day, as of the close of regular trading on the New York
           Stock Exchange (typically 4:00 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). You can place an order to buy or sell shares at any time.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Questions? You can speak to a DWS Scudder representative between 9 a.m. and 6
p.m. Eastern time on any fund business day by calling (800) 728-3337.

                                            Policies You Should Know About  | 33

           To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial
           institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you:
           When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you.
           Some or all of this information will be used to verify the identity of all persons opening an account.

           We might request additional information about you (which may include certain documents, such as articles of incorporation for companies)
           to help us verify your identity and, in some cases, the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

           We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by each fund, then we may reject your application and order.

           Each fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, your application is deemed to be in good order and we accept your purchase, you will receive the net asset value per share next calculated.

           If we are unable to verify your identity within time frames established by each fund, after a reasonable effort to do so, you will receive written notification.

           With certain limited exceptions, only US residents may invest in each fund.

           Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you approximately when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

           Ordinarily, your investment will start to accrue dividends the next business day after your purchase is processed. When selling shares, you'll generally receive the dividend for the day on which your shares were sold.

34 | Policies You Should Know About

           INITIAL PURCHASE. The minimum initial investment is $2,500, except for investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, for which there is no
           minimum initial investment; and fiduciary accounts such as IRAs and custodial accounts such as Uniform Gifts to Minors Act and Uniform
           Transfers to Minors Act accounts for which the minimum initial investment is $1,000 per account. In addition, the minimum initial investment is $1,000 if an automatic investment plan of $50 per month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

           SUBSEQUENT INVESTMENTS. The minimum subsequent investment is $50.
           However, there is no minimum investment requirement for subsequent investments on behalf of participants in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor.

           SUB-MINIMUM BALANCES. Each fund may close your account and send you the proceeds if your balance falls below $2,500 ($1,000 with an
           Automatic Investment Plan funded with $50 or more per month in subsequent investments); $250 for retirement accounts. We will give you 60 days' notice (90 days for retirement accounts) so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in DWS fund shares, investors in certain fee-based and wrap programs offered through certain financial intermediaries approved by the Advisor, or group retirement plans and certain other accounts having lower minimum share balance requirements).

           Because of the high cost of servicing accounts with low balances, an account maintenance fee of $6.25 per quarter (for a $25 annual fee)
           will be assessed on accounts whose balances fail to meet the minimum initial investment requirement for a period of 90 days prior to the assessment date. The quarterly assessment will occur on or about the
           15th of the last month in each calendar quarter. Please note that the fee will be assessed on accounts that fall below the minimum for any reason, including due to market value fluctuations, redemptions or exchanges. The account maintenance fee will apply to all shareholders of the DWS Funds except for: accounts with an automatic investment plan, accounts held in an omnibus account through a

                                            Policies You Should Know About  | 35

           financial services firm, accounts maintained on behalf of
           participants in certain fee based and wrap programs offered through certain financial intermediaries approved by the Advisor,
           participant level accounts in group retirement plans held on the records of a retirement plan record keeper.

           MARKET TIMING POLICIES AND PROCEDURES. Short-term and excessive trading of fund shares may present risks to long-term shareholders, including potential dilution in the value of fund shares,
           interference with the efficient management of a fund's portfolio
           (including losses on the sale of investments), taxable gains to remaining shareholders and increased brokerage and administrative costs. These risks may be more pronounced if a fund invests in certain securities, such as those that trade in foreign markets, are illiquid or do not otherwise have "readily available market quotations." Certain investors may seek to employ short-term trading strategies aimed at exploiting variations in portfolio valuation that arise from the nature of the securities held by a fund (e.g.,
           "time zone arbitrage"). Each fund discourages short-term and excessive trading and has adopted policies and procedures that are intended to detect and deter short-term and excessive trading.

           Pursuant to its policies, each fund will impose a 2% redemption fee on fund shares held for less than a specified holding period
           (subject to certain exceptions discussed below under "Redemption fees"). Each fund also reserves the right to reject or cancel a purchase or exchange order for any reason without prior notice. For example, a fund may in its discretion reject or cancel a purchase or an exchange order even if the transaction is not subject to the specific roundtrip transaction limitation described below if the
           Advisor believes that there appears to be a pattern of short-term or excessive trading activity by a shareholder or deems any other trading activity harmful or disruptive to a fund. Each fund, through its Advisor and Transfer Agent, will measure short-term and excessive trading by the number of roundtrip transactions within a shareholder's account during a rolling 12-month period. A
           "roundtrip" transaction is defined as any combination of purchase and redemption activity (including exchanges) of the same fund's shares. Each fund may take other trading activity into account if a fund believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

36 | Policies You Should Know About

           Shareholders are limited to four roundtrip transactions in the same
           DWS Fund (excluding money market funds) over a rolling 12-month period. Shareholders with four or more roundtrip transactions in the same DWS Fund within a rolling 12-month period generally will be blocked from making additional purchases of, or exchanges into, that
           DWS Fund. Each fund has sole discretion whether to remove a block from a shareholder's account. The rights of a shareholder to redeem shares of a DWS Fund are not affected by the four roundtrip transaction limitation, but all redemptions remain subject to each fund's redemption fee policy (see "Redemption fees" described below).

           The Advisor may make exceptions to the roundtrip transaction policy for certain types of transactions if in its opinion the transactions do not represent short-term or excessive trading or are not abusive or harmful to a fund, such as, but not limited to, systematic transactions, required minimum retirement distributions,
           transactions initiated by a fund or administrator and transactions by certain qualified fund-of-fund(s).

           In certain circumstances where shareholders hold shares of a fund through a financial intermediary, the fund may rely upon the financial intermediary's policy to deter short-term or excessive trading if the Advisor believes that the financial intermediary's policy is reasonably designed to detect and deter transactions that are not in the best interests of a fund. A financial intermediary's policy relating to short-term or excessive trading may be more or less restrictive than the DWS Funds' policy, may permit certain transactions not permitted by the DWS Funds' policies, or prohibit transactions not subject to the DWS Funds' policies.

           The Advisor may also accept undertakings from a financial
           intermediary to enforce short-term or excessive trading policies on behalf of a fund that provide a substantially similar level of protection for each fund against such transactions. For example, certain financial intermediaries may have contractual, legal or operational restrictions that prevent them from blocking an account.
           In such instances, the financial intermediary may use alternate techniques that the Advisor considers to be a reasonable substitute for such a block.

                                            Policies You Should Know About  | 37

           In addition, if a fund invests some portion of its assets in foreign securities, it has adopted certain fair valuation practices intended to protect the fund from "time zone arbitrage" with respect to its foreign securities holdings and other trading practices that seek to exploit variations in portfolio valuation that arise from the nature of the securities held by a fund. (See "How each fund calculates share price.")

           There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases.
           For example, the Advisor may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries. The Advisor reviews trading activity at the omnibus level to detect short-term or excessive trading. If the Advisor has reason to suspect that short-term or excessive trading is occurring at the omnibus level, the Advisor will contact the financial intermediary to request underlying shareholder level activity. Depending on the amount of fund shares held in such omnibus accounts (which may represent most of a fund's shares) short-term and/or excessive trading of fund shares could adversely affect long-term shareholders in a fund. If short-term or excessive trading is identified, the Advisor will take appropriate action.

           Each fund's market timing policies and procedures may be modified or terminated at any time.

           REDEMPTION FEES. Each fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to each fund and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last.

           The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a
           broker-dealer. Transactions through financial intermediaries typically are placed with a fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. These purchase and sale transactions are generally

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

The DWS Scudder Web site can be a valuable resource for shareholders with
Internet access. Go to WWW.DWS-SCUDDER.COM to get up-to-date information, review balances or even place orders for exchanges.

38 | Policies You Should Know About

           netted against one another and placed on an aggregate basis;
           consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to a fund. For this reason, each fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to each fund.
           However, due to operational requirements, the intermediaries'
           methods for tracking and calculating the fee may be inadequate or differ in some respects from each fund's.

           The redemption fee will not be charged in connection with the following exchange or redemption transactions: (i) transactions on behalf of participants in certain research wrap programs; (ii)
           transactions on behalf of participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (iii) transactions on behalf of a shareholder to return any excess IRA contributions to the shareholder; (iv) transactions on behalf of a shareholder to effect a required minimum distribution on an IRA; (v) transactions on behalf of any mutual fund advised by the Advisor and its affiliates (e.g., "funds of funds") or, in the case of a
           master/feeder relationship, redemptions by the feeder fund from the master portfolio; (vi) transactions on behalf of certain
           unaffiliated mutual funds operating as funds of funds; (vii)
           transactions following death or disability of any registered shareholder, beneficial owner or grantor of a living trust with respect to shares purchased before death or disability; (viii)
           transactions involving hardship of any registered shareholder; (ix)
           systematic transactions with pre-defined trade dates for purchases, exchanges or redemptions, such as automatic account rebalancing, or loan origination and repayments; (x) transactions involving shares purchased through the reinvestment of dividends or other
           distributions; (xi) transactions involving shares transferred from another account in the same fund or converted from another class of the same fund (the redemption fee period will carry over to the acquired shares); (xii) transactions initiated by a fund or administrator (e.g., redemptions for not meeting account minimums, to pay account fees funded by share redemptions, or in the event of the liquidation or merger of the fund); or (xiii) transactions in cases when there are legal or contractual limitations or
           restrictions on the imposition of the redemption fee (as determined by a fund or its agents in their sole discretion). It is the policy of the DWS funds to permit approved fund platform providers to execute transactions within

                                            Policies You Should Know About  | 39

           the funds without the imposition of a redemption fee if such providers have implemented alternative measures that are determined by the Advisor to provide controls on short-term and excessive trading that are comparable to the DWS funds' policies.

           THE AUTOMATED INFORMATION LINE IS AVAILABLE 24 HOURS A DAY BY
           CALLING (800) 728-3337. You can use our automated phone services to get information on DWS funds generally and on accounts held directly at DWS Scudder. You can also use this service to make exchanges and sell shares.

           QUICKBUY AND QUICKSELL let you set up a link between a DWS fund account and a bank account. Once this link is in place, you can move money between the two with a phone call. You'll need to make sure your bank has Automated Clearing House (ACH) services. Transactions take two to three days to be completed and there is a $50 minimum and a $250,000 maximum. To set up QuickBuy or QuickSell on a new account, see the account application; to add it to an existing account, call (800) 728-3337.

           TELEPHONE AND ELECTRONIC TRANSACTIONS. Generally, you are
           automatically entitled to telephone and electronic transaction privileges, but you may elect not to have them when you open your account or by contacting Shareholder Services at (800) 728-3337 at a later date.

           Since many transactions may be initiated by telephone or
           electronically, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting
           personalized security codes or other information, we are not responsible for any losses that may occur as a result. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

           EACH FUND DOES NOT ISSUE SHARE CERTIFICATES. However, if you
           currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

40 | Policies You Should Know About

           WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are generally completed within 24 hours. Each fund can only send wires of $1,000 or more and accept wires of $50 or more.

           EACH FUND ACCEPTS PAYMENT FOR SHARES ONLY IN US DOLLARS by check, bank or Federal Funds wire transfer or by electronic bank transfer.
           Please note that a fund does not accept cash, money orders, traveler's checks, starter checks, third party checks (except checks for retirement plan asset transfers and rollovers or for Uniform
           Gifts to Minors Act/Uniform Transfers to Minors Act accounts), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Thus, subject to the foregoing exceptions for certain third party checks, checks that are otherwise permissible must be drawn by the account holder on a domestic bank and must be payable to a fund.

           SIGNATURE GUARANTEE. When you want to sell more than $100,000 worth of shares or send proceeds to a third party or to a new address, you'll usually need to place your order in writing and include a signature guarantee. However, if you want money wired to a bank account that is already on file with us, you don't need a signature guarantee. Also, generally you don't need a signature guarantee for an exchange, although we may require one in certain other
           circumstances.

           A signature guarantee is simply a certification of your signature -
           a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and we must be provided the original guarantee.

           SELLING SHARES OF TRUST ACCOUNTS AND BUSINESS OR ORGANIZATION
           ACCOUNTS may require additional documentation. Please call (800)
           728-3337 or contact your financial advisor for more information.

           MONEY FROM SHARES YOU SELL is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are other circumstances when it could be longer: When you are selling shares you bought recently by check (redemption

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

If you ever have difficulty placing an order by phone or Internet, you can send us your order in writing.

                                            Policies You Should Know About  | 41

           proceeds from such a sale are unavailable until the check has cleared), when you make purchases by ACH (the funds will be placed under a 10 calendar day hold to ensure good funds) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares or in the event of closing of the
           Federal Reserve Bank's wire payment system. In addition, each fund reserves the right to suspend or postpone redemptions as permitted pursuant to
           Section 22(e) of the Investment Company Act of 1940. Generally,
           those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of a fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system. For additional rights reserved by each fund, please see "Other rights we reserve."

           You may obtain additional information about other ways to sell your shares by contacting your financial advisor.

           How each fund calculates share price

           To calculate net asset value, or NAV, each share class uses the following equation:

                TOTAL ASSETS - TOTAL LIABILITIES
           -----------------------------------------    =    NAV
               TOTAL NUMBER OF SHARES OUTSTANDING

           The price at which you buy and sell shares is the NAV.

           EACH FUND CHARGES A REDEMPTION FEE EQUAL TO 2.00% of the value of shares redeemed or exchanged within 15 days of purchase. Please see
           "Policies about transactions - Redemption fees" for further information.

           WE TYPICALLY VALUE SECURITIES USING INFORMATION FURNISHED BY AN
           INDEPENDENT PRICING SERVICE OR MARKET QUOTATIONS, WHERE APPROPRIATE.
           However, we may use methods approved by a fund's Board, such as a fair valuation model, which are intended to reflect fair value when pricing service information or market quotations are not readily available or when a security's value or

42 | Policies You Should Know About

           a meaningful portion of the value of a fund's portfolio is believed to have been materially affected by a significant event, such as a natural disaster, an economic event like a bankruptcy filing, or a substantial fluctuation in domestic or foreign markets that has occurred between the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) and the close of the New York Stock Exchange. In such a case, a fund's value for a security is likely to be different from the last quoted market price or pricing service information. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular asset may be materially different from the value realized upon such asset's sale. It is expected that the greater the percentage of fund assets that is invested in non-US securities, the more extensive will be a fund's use of fair value pricing. This is intended to reduce a fund's exposure to "time zone arbitrage" and other harmful trading practices. (See "Market timing policies and procedures.")

           TO THE EXTENT THAT A FUND INVESTS IN SECURITIES THAT ARE TRADED
           PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when a fund doesn't price its shares. (Note that prices for securities that trade on foreign exchanges can change significantly on days when the
           New York Stock Exchange is closed and you cannot buy or sell fund shares. Price changes in the securities a fund owns may ultimately affect the price of fund shares the next time the NAV is
           calculated.)

           Other rights we reserve

           You should be aware that we may do any of the following:

           -  withdraw or suspend the offering of shares at any time

           -  withhold a portion of your distributions and redemption proceeds as federal income tax if we have been notified by the IRS that you are subject to backup withholding or if you fail to provide us with a correct taxpayer ID number and certain certifications or certification that you are exempt from backup withholding

           -  reject a new account application if you don't provide any required or requested identifying information, or for any other reason

                                            Policies You Should Know About  | 43

           -  refuse, cancel, limit or rescind any purchase or exchange order, without prior notice; freeze any account (meaning you will not be able to purchase fund shares in your account); suspend
              account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in a fund's best interests or when a fund is requested or compelled to do so by governmental authority or by applicable law

           -  close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your fund shares will be redeemed at the net asset value per share next calculated after we determine to close your account (less any applicable redemption fee); you may recognize a gain or loss on the redemption of your fund shares and incur a tax liability

           -  pay you for shares you sell by "redeeming in kind," that is, by giving you securities (which typically will involve brokerage costs for you to liquidate) rather than cash, but which will be taxable to the same extent as a redemption for cash; a fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of a fund's net assets, whichever is less

           -  change, add or withdraw various services, fees and account policies (for example, we may adjust a fund's investment minimums at any time)

44 | Policies You Should Know About

UNDERSTANDING DISTRIBUTIONS AND TAXES

           Each fund intends to distribute to its shareholders virtually all of its net earnings. Each fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (Each fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) Each fund may not always pay a dividend or distribution for a given period.

           DWS Equity Income Fund intends to pay dividends to shareholders quarterly and make distributions annually in December and, if necessary, may make other distributions at other times as well.
           DWS Small Cap Value Fund intends to pay dividends and make distributions to shareholders in December and, if necessary, may make other distributions at other times as well.

           Dividends or distributions declared to shareholders of record in the last quarter of a given calendar year are treated for federal income tax purposes as if they were received on December 31 of that year, provided such dividends or distributions are paid by the end of the following January.

           For federal income tax purposes, income and distributions are generally taxable. However, dividends and distributions received by retirement plans qualifying for tax exemption under federal income tax laws generally will not be taxable.

           YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You
           can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check, have one type reinvested and the other sent to you by check or have them invested in a different fund. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested in shares of the fund without a sales charge (if applicable). Distributions are treated the same for federal income tax purposes whether you receive them in cash or reinvest them in additional shares. For
           employer-sponsored qualified plans, and retirement plans,
           reinvestment (at NAV) is the only option.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

                                     Understanding Distributions and Taxes  | 45

           BUYING, SELLING OR EXCHANGING FUND SHARES WILL USUALLY HAVE FEDERAL
           INCOME TAX CONSEQUENCES FOR YOU (except in employer-sponsored qualified plans, IRAs or other tax-advantaged accounts). Your sale of shares may result in a capital gain or loss. The gain or loss will be long-term or short-term depending on how long you owned the shares that were sold. For federal income tax purposes, an exchange is treated the same as a sale.

           THE FEDERAL INCOME TAX STATUS of a fund's earnings you receive and your own fund transactions generally depend on their type:

--------------------------------------------------------------------------------
GENERALLY TAXED AT LONG-TERM                 GENERALLY TAXED AT ORDINARY
CAPITAL GAIN RATES:                          INCOME RATES:
--------------------------------------------------------------------------------

DISTRIBUTIONS FROM A FUND
-  gains from the sale of                     -  gains from the sale of
   securities held (or treated as                securities held by a fund for
   held) by a fund for more than                 one year or less
   one year
                                              -  all other taxable income
-  qualified dividend income
--------------------------------------------------------------------------------
TRANSACTIONS INVOLVING FUND
SHARES
-  gains from selling fund                    -  gains from selling fund
   shares held for more than                     shares held for one year or
   one year                                      less
--------------------------------------------------------------------------------

           ANY DIRECT INVESTMENTS IN FOREIGN SECURITIES BY A FUND MAY BE
           SUBJECT TO FOREIGN WITHHOLDING TAXES. In that case, a fund's yield on those securities would generally be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund. In addition, any investments in foreign securities or foreign currencies may increase or accelerate a fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions. If you invest in a fund through a taxable account, your after-tax return could be negatively impacted.

           To the extent that a fund invests in certain debt obligations or certain other securities, investments in these obligations or securities may cause a fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

46 | Understanding Distributions and Taxes

           For taxable years beginning before January 1, 2011, distributions to individuals and other noncorporate shareholders of investment income designated by a fund as derived from qualified dividend income are eligible for taxation for federal income tax purposes at the more favorable long-term capital gain rates. Qualified dividend income generally includes dividends from domestic and some foreign corporations. It does not include income from investments in debt securities or, generally, from REITs. In addition, a fund must meet certain holding period and other requirements with respect to the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to a fund's shares for the lower tax rates to apply.

           For taxable years beginning before January 1, 2011, the maximum federal income tax rate imposed on long-term capital gains recognized by individuals and other noncorporate shareholders has been reduced to 15%. For taxable years beginning on or after January
           1, 2011, the long-term capital gain rate is scheduled to return to
           20%. For more information, see the Statement of Additional
           Information, under "Taxes."

           YOUR FUND WILL SEND YOU DETAILED FEDERAL INCOME TAX INFORMATION
           EVERY JANUARY. These statements tell you the amount and the federal income tax classification of any dividends or distributions you received. They also have certain details on your purchases and sales of shares.

           IF YOU INVEST RIGHT BEFORE A FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this by investing after a fund declares a dividend. In
           tax-advantaged retirement accounts you do not need to worry about this.

           CORPORATIONS are taxed at the same rates on ordinary income and capital gains, but may be eligible for a dividends-received deduction for a portion of the income dividends they receive from a fund, provided certain holding period and other requirements are met.

           The above discussion is applicable to shareholders who are US persons. If you are a non-US person, please consult your own tax advisor with respect to the US tax consequences to you of an investment in a fund.

                                     Understanding Distributions and Taxes  | 47

APPENDIX
--------------------------------------------------------------------------------
           Hypothetical Expense Summary

           Using the annual fund operating expense ratios presented in the fee tables in the fund prospectus, the Hypothetical Expense Summary shows the estimated fees and expenses, in actual dollars, that would be charged on a hypothetical investment of $10,000 in the fund held for the next 10 years and the impact of such fees and expenses on fund returns for each year and cumulatively, assuming a 5% return for each year. The tables also assume that all dividends and distributions are reinvested. The annual fund expense ratios shown are net of any contractual fee waivers or expense reimbursements, if any, for the period of the contractual commitment. The tables do not reflect redemption fees, if any, which may be payable upon redemption. If redemption fees were shown, the "Hypothetical
           Year-End Balance After Fees and Expenses" amounts shown would be lower and the "Annual Fees and Expenses" amounts shown would be higher. Also, please note that if you are investing through a third party provider, that provider may have fees and expenses separate from those of the fund that are not reflected here. Mutual fund fees and expenses fluctuate over time and actual expenses may be higher or lower than those shown.

           The Hypothetical Expense Summary should not be used or construed as an offer to sell, a solicitation of an offer to buy or a
           recommendation or endorsement of any specific mutual fund. You should carefully review the fund's prospectus to consider the investment objectives, risks, expenses and charges of the fund prior to investing.

48 | Appendix

DWS Equity Income Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
----------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER      ANNUAL FEES
              FEES AND        EXPENSE        FEES AND           FEES AND            AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------

   1            5.00%        1.04%              3.96%       $ 10,396.00        $   106.06
----------------------------------------------------------------------------------------------
   2           10.25%        1.22%              7.89%       $ 10,788.97        $   129.23
----------------------------------------------------------------------------------------------
   3           15.76%        1.22%             11.97%       $ 11,196.79        $   134.11
----------------------------------------------------------------------------------------------
   4           21.55%        1.22%             16.20%       $ 11,620.03        $   138.18
----------------------------------------------------------------------------------------------
   5           27.63%        1.22%             20.59%       $ 12,059.27        $   144.44
----------------------------------------------------------------------------------------------
   6           34.01%        1.22%             25.15%       $ 12,515.11        $   149.90
----------------------------------------------------------------------------------------------
   7           40.71%        1.22%             29.88%       $ 12,988.18        $   155.57
----------------------------------------------------------------------------------------------
   8           47.75%        1.22%             34.79%       $ 13,479.13        $   161.45
----------------------------------------------------------------------------------------------
   9           55.13%        1.22%             39.89%       $ 13,988.64        $   167.55
----------------------------------------------------------------------------------------------
  10           62.89%        1.22%             45.17%       $ 14,517.41        $   173.89
----------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,461.38
----------------------------------------------------------------------------------------------

DWS Small Cap Value Fund - Class S

              MAXIMUM           INITIAL HYPOTHETICAL                 ASSUMED RATE
           SALES CHARGE:             INVESTMENT:                      OF RETURN:
               0.00%                   $10,000                            5%
----------------------------------------------------------------------------------------------
                                                              HYPOTHETICAL
             CUMULATIVE        ANNUAL       CUMULATIVE          YEAR-END
           RETURN BEFORE        FUND       RETURN AFTER      BALANCE AFTER        ANNUAL
              FEES AND        EXPENSE        FEES AND           FEES AND         FEES AND
YEAR          EXPENSES         RATIOS        EXPENSES           EXPENSES         EXPENSES
----------------------------------------------------------------------------------------------

   1            5.00%        1.06%              3.94%       $ 10,394.00        $   108.09
----------------------------------------------------------------------------------------------
   2           10.25%        1.06%              8.04%       $ 10,803.52        $   112.35
----------------------------------------------------------------------------------------------
   3           15.76%        1.06%             12.29%       $ 11,229.18        $   116.77
----------------------------------------------------------------------------------------------
   4           21.55%        1.06%             16.72%       $ 11,671.61        $   121.37
----------------------------------------------------------------------------------------------
   5           27.63%        1.06%             21.31%       $ 12,131.47        $   126.16
----------------------------------------------------------------------------------------------
   6           34.01%        1.06%             26.09%       $ 12,609.45        $   131.13
----------------------------------------------------------------------------------------------
   7           40.71%        1.06%             31.06%       $ 13,106.27        $   136.29
----------------------------------------------------------------------------------------------
   8           47.75%        1.06%             36.23%       $ 13,622.65        $   141.66
----------------------------------------------------------------------------------------------
   9           55.13%        1.06%             41.59%       $ 14,159.39        $   147.24
----------------------------------------------------------------------------------------------
  10           62.89%        1.06%             47.17%       $ 14,717.27        $   153.05
----------------------------------------------------------------------------------------------
  TOTAL                                                                        $ 1,294.11
----------------------------------------------------------------------------------------------

                                                                  Appendix  | 49

TO GET MORE INFORMATION

SHAREHOLDER REPORTS - These include commentary from a fund's management team about recent market conditions and the effects of a fund's strategies on its performance. They also have detailed performance figures, a list of everything a fund owns, and its financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) - This tells you more about a fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about a fund, call (800) 728-3337, or contact DWS Scudder at the address listed below. Each fund's SAI and shareholder reports are also available through the
DWS Scudder Web site at www.dws-scudder.com. These documents and other information about each fund are available from the EDGAR Database on the SEC's
Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to
publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about each fund, including each fund's SAI, at the SEC's Public Reference Room in Washington,
D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

DWS SCUDDER              SEC                     DISTRIBUTOR
--------------------------------------------------------------------------------

PO Box 219151            100 F Street, N.E.      DWS Scudder Distributors, Inc.
Kansas City, MO          Washington, D.C.        222 South Riverside Plaza
64121-9151               20549-0102              Chicago, IL 60606-5808
WWW.DWS-SCUDDER.COM      WWW.SEC.GOV             (800) 621-1148
(800) 728-3337           (800) SEC-0330

SEC FILE NUMBER:
DWS Value Equity Trust          DWS Equity Income Fund    811-1444
DWS Securities Trust          DWS Small Cap Value Fund    811-2021

(12/01/07) 78/790-2
[RECYCLED PAPER GRAPHIC APPEARS HERE]    [DWS SCUDDER LOGO GRAPHIC APPEARS HERE]

STATEMENT OF ADDITIONAL INFORMATION

DWS VALUE SERIES, INC.

DWS Dreman Mid Cap Value Fund

222 S. Riverside Plaza

Chicago, Illinois 60606

This statement of additional information is not a prospectus, but should be read in conjunction with the Prospectus/Proxy Statement dated ________ __, 2008 for the Special Meeting of Shareholders of DWS Small Cap Value Fund (“Small Cap Fund”), a series of DWS Securities Trust, to be held on June 30, 2008, into which this statement of additional information is hereby incorporated by reference. Copies of the Prospectus /Proxy Statement may be obtained at no charge by contacting DWS Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048 (1-800-728-3337 for Class S shares), or from the firm from which this statement of additional information was obtained and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov ). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about DWS Dreman Mid Cap Value Fund (“Mid Cap Fund”), a series of DWS Value Series, Inc. is contained in Mid Cap Fund’s statements of additional information (“SAI”) dated March 1, 2008 as supplemented from time to time, for Class A, Class B and Class C shares and Class S shares, which are attached to this statement of additional information as Appendix A. The audited financial statements and related independent accountant’s report for Mid Cap Fund contained in the Annual Report for the fiscal year ended November 30, 2007 is incorporated herein by reference insofar as it relates to the Fund’s participation in the merger. No other parts of the Annual Report are incorporated by reference herein.

The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of Mid Cap Fund as if the merger had been consummated on November 30, 2007.

Further information about Small Cap Fund is contained in the statements of additional information dated December 1, 2007, as supplemented from time to time, for Class A, Class B and Class C shares and Class S shares.

The date of this statement of additional information is ___________, 2008.

Pro Forma

Portfolio of Investments

as of November 30, 2007

(Unaudited)

	DWS Small Cap Value Shares	DWS Dreman Mid Cap Value Shares	Combined Pro Forma Shares	DWS Small Cap Value Value ($)**	DWS Dreman Mid Cap Value Value ($)	Combined Pro Forma Value ($)
Common Stocks 97.7%
Consumer Discretionary 13.4%
Auto Components 1.4%
Aftermarket Technology Corp.*	36,700	-	36,700	1,024,664	-	1,024,664
American Axle & Manufacturing Holdings, Inc.	18,800	-	18,800	434,656	-	434,656
Cooper Tire & Rubber Co.	116,000	-	116,000	1,784,080	-	1,784,080
Lear Corp.*	35,700	-	35,700	1,051,008	-	1,051,008
				4,294,408	-	4,294,408
Automobiles 0.0%
Monaco Coach Corp.	11,300	-	11,300	102,039	-	102,039

Distributors 0.1%
Building Materials Holding Corp.	41,100	-	41,100	235,092	-	235,092
Core-Mark Holding Co., Inc.*	7,700	-	7,700	206,591	-	206,591
				441,683	-	441,683
Diversified Consumer Services 0.4%
Coinstar, Inc.*	14,500	-	14,500	378,885	-	378,885
Regis Corp.	23,600	-	23,600	693,604	-	693,604
				1,072,489	-	1,072,489
Hotels Restaurants & Leisure 1.6%
Ameristar Casinos, Inc.	6,100	-	6,100	191,479	-	191,479
Bob Evans Farms, Inc.	19,700	-	19,700	607,548	-	607,548
CEC Entertainment, Inc.*	22,400	-	22,400	638,400	-	638,400
Churchill Downs, Inc.	3,800	-	3,800	199,424	-	199,424
Domino's Pizza, Inc.	87,100	-	87,100	1,207,206	-	1,207,206
IHOP Corp.	2,600	-	2,600	131,924	-	131,924
Jack in the Box, Inc.*	5,900	-	5,900	176,705	-	176,705
Landry's Restaurants, Inc.	5,600	-	5,600	132,272	-	132,272
Multimedia Games, Inc.*	18,900	-	18,900	150,066	-	150,066
Papa John's International, Inc.*	35,500	-	35,500	836,025	-	836,025
Ruby Tuesday, Inc.	48,000	-	48,000	629,280	-	629,280
				4,900,329	-	4,900,329
Household Durables 2.4%
American Greetings Corp. "A"	60,800	-	60,800	1,414,208	-	1,414,208
Blyth, Inc.	28,700	-	28,700	564,529	-	564,529
CSS Industries, Inc.	17,600	-	17,600	696,608	-	696,608
Ethan Allen Interiors, Inc.	12,800	-	12,800	365,568	-	365,568
Fortune Brands, Inc.	-	11,800	11,800	-	904,470	904,470
Hooker Furniture Corp.	33,100	-	33,100	556,742	-	556,742

Leggett & Platt, Inc.	-	64,450	64,450	-	1,326,381	1,326,381
Tupperware Brands Corp.	17,300	-	17,300	603,424	-	603,424
Whirlpool Corp.	-	11,750	11,750	-	951,280	951,280
				4,201,079	3,182,131	7,383,210
Internet & Catalog Retail 0.3%
FTD Group, Inc.	58,400	-	58,400	782,560	-	782,560

Leisure Equipment & Products 1.3%
Callaway Golf Co.	40,300	-	40,300	687,518	-	687,518
JAKKS Pacific, Inc.*	22,900	-	22,900	577,996	-	577,996
Mattel, Inc.	-	91,200	91,200	-	1,822,176	1,822,176
Polaris Industries, Inc.	19,600	-	19,600	892,976	-	892,976
RC2 Corp.*	4,500	-	4,500	130,860	-	130,860
				2,289,350	1,822,176	4,111,526
Media 1.8%
Belo Corp. "A"	8,900	-	8,900	147,384	-	147,384
Entercom Communications Corp. "A"	13,600	-	13,600	221,544	-	221,544
Gannett Co., Inc.	-	25,350	25,350	-	931,612	931,612
Idearc, Inc.	-	39,100	39,100	-	739,772	739,772
Interactive Data Corp.	16,200	-	16,200	505,926	-	505,926
Lee Enterprises, Inc.	18,800	-	18,800	263,200	-	263,200
Lin TV Corp. "A"*	36,300	-	36,300	407,286	-	407,286
Marvel Entertainment, Inc.*	5,100	-	5,100	141,270	-	141,270
RCN Corp.*	52,300	-	52,300	759,396	-	759,396
Scholastic Corp.*	38,000	-	38,000	1,339,120	-	1,339,120
Sinclair Broadcast Group, Inc. "A"	20,800	-	20,800	215,280	-	215,280
				4,000,406	1,671,384	5,671,790
Specialty Retail 3.1%
Brown Shoe Co., Inc.	39,600	-	39,600	672,012	-	672,012
Cabela's, Inc.*	19,500	-	19,500	322,530	-	322,530
Cato Corp. "A"	36,800	-	36,800	554,208	-	554,208
Charming Shoppes, Inc.*	116,400	-	116,400	643,692	-	643,692
Collective Brands, Inc.*	24,100	-	24,100	369,453	-	369,453
Hot Topic, Inc.*	76,800	-	76,800	484,608	-	484,608
Jo-Ann Stores, Inc.*	17,700	-	17,700	291,342	-	291,342
Pacific Sunwear of California, Inc.*	14,700	-	14,700	240,786	-	240,786
Rent-A-Center, Inc.*	103,100	-	103,100	1,459,896	-	1,459,896
Stage Stores, Inc.	21,400	-	21,400	362,088	-	362,088
The Men's Wearhouse, Inc.	-	35,200	35,200	-	1,215,104	1,215,104
The Sherwin-Williams Co.	-	25,400	25,400	-	1,595,882	1,595,882
TJX Companies, Inc.	-	48,900	48,900	-	1,434,726	1,434,726
				5,400,615	4,245,712	9,646,327
Textiles, Apparel & Luxury Goods 1.0%
Columbia Sportswear Co.	6,100	-	6,100	292,861	-	292,861
Kenneth Cole Productions, Inc. "A"	6,100	-	6,100	115,046	-	115,046
Movado Group, Inc.	22,400	-	22,400	620,480	-	620,480
Perry Ellis International, Inc.*	46,550	-	46,550	750,386	-	750,386

Quicksilver, Inc.*	12,200	-	12,200	129,320	-	129,320
The Warnaco Group, Inc.*	16,300	-	16,300	601,470	-	601,470
Timberland Co. "A"*	10,900	-	10,900	177,452	-	177,452
Wolverine World Wide, Inc.	22,250	-	22,250	551,132	-	551,132
				3,238,147	-	3,238,147
Consumer Staples 5.0%
Food & Staples Retailing 1.1%
Casey's General Stores, Inc.	13,700	-	13,700	397,300	-	397,300
Ruddick Corp.	18,200	-	18,200	651,378	-	651,378
Spartan Stores, Inc.	29,000	-	29,000	652,500	-	652,500
SUPERVALU, Inc.	-	36,800	36,800	-	1,540,816	1,540,816
				1,701,178	1,540,816	3,241,994
Food Products 3.0%
Cal-Maine Foods, Inc.	23,000	-	23,000	566,490	-	566,490
Flowers Foods, Inc.	51,537	-	51,537	1,197,205	-	1,197,205
Fresh Del Monte Produce, Inc.	48,900	-	48,900	1,511,988	-	1,511,988
Hormel Foods Corp.	-	37,100	37,100	-	1,474,725	1,474,725
Imperial Sugar Co.	35,200	-	35,200	803,264	-	803,264
Pilgrim's Pride Corp.	9,900	-	9,900	258,192	-	258,192
Sanderson Farms, Inc.	14,100	-	14,100	437,946	-	437,946
Seaboard Corp.	100	-	100	150,900	-	150,900
Smithfield Foods, Inc.*	-	50,850	50,850	-	1,528,042	1,528,042
The J.M. Smucker Co.	-	27,300	27,300	-	1,341,249	1,341,249
				4,925,985	4,344,016	9,270,001
Household Products 0.2%
Church & Dwight Co., Inc.	-	12,550	12,550	-	704,306	704,306

Personal Products 0.2%
Elizabeth Arden, Inc.*	29,400	-	29,400	706,482	-	706,482

Tobacco 0.5%
Loews Corp.-Carolina Group	-	18,700	18,700	-	1,663,365	1,663,365

Energy 7.3%
Energy Equipment & Services 1.8%
Allis-Chalmers Energy, Inc.*	9,300	-	9,300	140,895	-	140,895
Exterran Holdings, Inc.*	11,600	-	11,600	928,464	-	928,464
Grey Wolf, Inc.*	187,300	-	187,300	951,484	-	951,484
GulfMark Offshore, Inc.*	17,600	-	17,600	782,144	-	782,144
Hornbeck Offshore Services, Inc.*	11,100	-	11,100	456,987	-	456,987
Oil States International, Inc.*	26,000	-	26,000	824,460	-	824,460
Parker Drilling Co.*	13,000	-	13,000	92,950	-	92,950
Pioneer Drilling Co.*	31,200	-	31,200	371,592	-	371,592
Superior Energy Services, Inc.*	-	25,750	25,750	-	898,675	898,675
				4,548,976	898,675	5,447,651
Oil, Gas & Consumable Fuels 5.5%
Berry Petroleum Co. "A"	11,200	-	11,200	463,232	-	463,232
Bill Barrett Corp.*	6,700	-	6,700	258,620	-	258,620

Brigham Exploration Co.*	56,300	-	56,300	389,033	-	389,033
Cameco Corp.	-	19,150	19,150	-	792,236	792,236
Chesapeake Energy Corp.	-	36,450	36,450	-	1,379,632	1,379,632
Cimarex Energy Co.	-	39,950	39,950	-	1,543,268	1,543,268
Comstock Resources, Inc.*	43,200	-	43,200	1,447,200	-	1,447,200
Edge Petroleum Corp.*	99,600	-	99,600	587,640	-	587,640
Encore Aquisition Co.*	17,500	-	17,500	569,625	-	569,625
General Maritime Corp.	10,900	-	10,900	291,030	-	291,030
Hess Corp.	-	20,500	20,500	-	1,460,010	1,460,010
Mariner Energy, Inc.*	39,800	-	39,800	862,864	-	862,864
McMoRan Exploration Co.*	27,200	-	27,200	319,872	-	319,872
Newfield Exploration Co.*	-	26,950	26,950	-	1,343,458	1,343,458
Noble Energy, Inc.	-	12,900	12,900	-	929,316	929,316
Penn Virginia Corp.	8,000	-	8,000	332,960	-	332,960
Petrohawk Energy Corp.*	32,300	-	32,300	526,490	-	526,490
Sunoco, Inc.	-	19,600	19,600	-	1,315,160	1,315,160
Swift Energy Co.*	31,300	-	31,300	1,267,963	-	1,267,963
Uranium Resources, Inc.*	14,400	-	14,400	170,784	-	170,784
Whiting Petroleum Corp.*	13,100	-	13,100	690,632	-	690,632
World Fuel Services Corp.	6,700	-	6,700	211,988	-	211,988
				8,389,933	8,763,080	17,153,013
Financials 25.8%
Capital Markets 0.7%
Capital Southwest Corp.	1,500	-	1,500	180,360	-	180,360
Gladstone Capital Corp.	6,300	-	6,300	123,417	-	123,417
Hercules Technology Growth Capital, Inc.	16,400	-	16,400	193,684	-	193,684
MCG Capital Corp.	50,300	-	50,300	568,390	-	568,390
Prospect Capital Corp.	62,111	-	62,111	870,796	-	870,796
Waddell & Reed Financial, Inc. "A"	8,600	-	8,600	293,948	-	293,948
				2,230,595	-	2,230,595
Commercial Banks 9.1%
BancFirst Corp.	7,000	-	7,000	327,320	-	327,320
Banco Latinoamericano de Exportaciones SA "E"	26,200	-	26,200	467,932	-	467,932
Banner Corp.	8,000	-	8,000	239,680	-	239,680
Boston Private Financial Holdings, Inc.	21,500	-	21,500	592,110	-	592,110
Cathay General Bancorp.	29,600	-	29,600	857,808	-	857,808
Central Pacific Financial Corp.	18,200	-	18,200	367,822	-	367,822
Citizens Republic Bancorp., Inc.	132,400	-	132,400	1,882,728	-	1,882,728
City Bank	7,800	-	7,800	162,240	-	162,240
City Holding Co.	4,100	-	4,100	147,518	-	147,518
Columbia Banking System, Inc.	4,800	-	4,800	147,888	-	147,888
Comerica, Inc.	-	27,300	27,300	-	1,249,794	1,249,794
Community Bancorp.*	11,800	-	11,800	212,754	-	212,754
Community Bank System, Inc.	17,300	-	17,300	348,941	-	348,941
First Commonwealth Financial Corp.	16,800	-	16,800	195,552	-	195,552
First Community Bancorp.	13,500	-	13,500	607,365	-	607,365
First Midwest Bancorp., Inc.	18,600	-	18,600	608,220	-	608,220

First State Bancorp.	10,400	-	10,400	152,048	-	152,048
FirstMerit Corp.	74,500	-	74,500	1,535,445	-	1,535,445
FNB Corp.-Pennsylvania	12,700	-	12,700	196,977	-	196,977
Frontier Financial Corp.	27,000	-	27,000	517,320	-	517,320
Glacier Bancorp., Inc.	29,900	-	29,900	595,309	-	595,309
Greene Bancshares, Inc.	7,100	-	7,100	212,077	-	212,077
Hancock Holding Co.	23,100	-	23,100	905,751	-	905,751
Huntington Bancshares, Inc.	-	68,350	68,350	-	1,072,412	1,072,412
IBERIABANK Corp.	5,950	-	5,950	287,980	-	287,980
International Bancshares Corp.	10,800	-	10,800	238,032	-	238,032
Investors Bancorp, Inc.*	10,400	-	10,400	152,568	-	152,568
KeyCorp.	-	35,200	35,200	-	927,168	927,168
MB Financial, Inc.	24,300	-	24,300	770,310	-	770,310
Marshall & Ilsley Corp.	-	27,849	27,849	-	876,408	876,408
Nara Bancorp., Inc.	17,000	-	17,000	226,780	-	226,780
National Penn Bancshares, Inc.	8,600	-	8,600	135,106	-	135,106
NBT Bancorp., Inc.	16,700	-	16,700	416,331	-	416,331
Old National Bancorp.	35,900	-	35,900	573,682	-	573,682
Pacific Capital Bancorp.	87,966	-	87,966	1,807,701	-	1,807,701
Park National Corp.	5,500	-	5,500	415,635	-	415,635
Preferred Bank	12,100	-	12,100	323,433	-	323,433
Prosperity Bancshares, Inc.	9,100	-	9,100	292,474	-	292,474
Provident Bankshares Corp.	32,400	-	32,400	759,780	-	759,780
Sandy Spring Bancorp., Inc.	9,350	-	9,350	274,516	-	274,516
South Financial Group, Inc.	33,900	-	33,900	607,488	-	607,488
Sterling Bancshares, Inc.	42,300	-	42,300	521,982	-	521,982
Sterling Financial Corp.	71,600	-	71,600	1,283,788	-	1,283,788
Susquehanna Bancshares, Inc.	34,000	-	34,000	676,260	-	676,260
SVB Financial Group*	5,100	-	5,100	262,548	-	262,548
Trustmark Corp.	5,300	-	5,300	134,938	-	134,938
UCBH Holdings, Inc.	30,700	-	30,700	493,656	-	493,656
UMB Financial Corp.	22,870	-	22,870	860,370	-	860,370
United Bankshares, Inc.	30,000	-	30,000	932,400	-	932,400
United Community Banks, Inc.	9,100	-	9,100	172,536	-	172,536
West Coast Bancorp.	5,900	-	5,900	117,764	-	117,764
				24,018,863	4,125,782	28,144,645
Consumer Finance 0.1%
Advanta Corp. "B"	35,200	-	35,200	352,352	-	352,352

Diversified Financial Services 0.5%
CIT Group, Inc.	-	37,100	37,100	-	986,860	986,860
Compass Diversified Trust	12,000	-	12,000	178,680	-	178,680
Interactive Brokers Group, Inc. "A"*	15,800	-	15,800	464,520	-	464,520
				643,200	986,860	1,630,060
Insurance 6.9%
Arch Capital Group Ltd.*	-	25,350	25,350	-	1,768,923	1,768,923
Aspen Insurance Holdings Ltd.	66,300	-	66,300	1,909,440	-	1,909,440
Assured Guaranty Ltd.	29,600	-	29,600	668,072	-	668,072

CNA Suerty Corp.*	9,100	-	9,100	187,733	-	187,733
Cincinnati Financial Corp.	-	30,600	30,600	-	1,223,388	1,223,388
Commerce Group, Inc.	11,300	-	11,300	406,235	-	406,235
FBL Financial Group, Inc. "A"	6,500	-	6,500	240,955	-	240,955
HCC Insurance Holdings, Inc.	-	63,300	63,300	-	1,945,842	1,945,842
Harleysville Group, Inc.	6,300	-	6,300	220,500	-	220,500
Horace Mann Educators Corp.	15,700	-	15,700	307,092	-	307,092
IPC Holdings Ltd.	23,100	-	23,100	682,836	-	682,836
LandAmerica Financial Group, Inc.	16,000	-	16,000	421,120	-	421,120
Max Capital Group Ltd.	43,700	-	43,700	1,237,147	-	1,237,147
Meadowbrook Insurance Group, Inc.*	18,500	-	18,500	170,015	-	170,015
Montpelier Re Holdings Ltd.	38,700	-	38,700	670,284	-	670,284
National Financial Partners Corp.	7,800	-	7,800	354,120	-	354,120
Navigators Group, Inc.*	20,600	-	20,600	1,209,220	-	1,209,220
Odyssey Re Holdings Corp.	19,000	-	19,000	732,260	-	732,260
Phoenix Companies, Inc.	29,600	-	29,600	355,792	-	355,792
Platinum Underwriters Holdings Ltd.	55,800	-	55,800	2,026,656	-	2,026,656
ProAssurance Corp.*	7,700	-	7,700	422,268	-	422,268
Protective Life Corp.	-	35,150	35,150	-	1,454,507	1,454,507
Safety Insurance Group, Inc.	23,300	-	23,300	850,683	-	850,683
Seabright Insurance Holdings*	56,400	-	56,400	874,764	-	874,764
Selective Insurance Group, Inc.	28,100	-	28,100	662,879	-	662,879
Validus Holdings Ltd.	14,500	-	14,500	361,050	-	361,050
				14,971,121	6,392,660	21,363,781
Real Estate Investment Trusts 6.7%
Alexandria Real Estate Equities, Inc. (REIT)	8,000	-	8,000	785,840	-	785,840
American Campus Communities, Inc. (REIT)	7,800	-	7,800	201,708	-	201,708
Anthracite Capital, Inc. (REIT)	57,200	-	57,200	437,008	-	437,008
Ashford Hospitality Trust (REIT)	73,200	-	73,200	566,568	-	566,568
BioMed Realty Trust, Inc. (REIT)	24,300	-	24,300	548,694	-	548,694
Corporate Office Properties Trust (REIT)	14,300	-	14,300	516,516	-	516,516
DCT Industrial Trust, Inc. (REIT)	61,400	-	61,400	619,526	-	619,526
DiamondRock Hospitality Co. (REIT)	30,900	-	30,900	535,188	-	535,188
Education Realty Trust, Inc. (REIT)	43,400	-	43,400	520,366	-	520,366
Entertainment Properties Trust (REIT)	12,100	-	12,100	644,809	-	644,809
Equity One, Inc. (REIT)	35,000	-	35,000	828,450	-	828,450
Extra Space Storage, Inc. (REIT)	19,700	-	19,700	280,922	-	280,922
First Industrial Realty Trust, Inc. (REIT)	12,300	-	12,300	449,196	-	449,196
Gramercy Capital Corp. (REIT)	9,000	-	9,000	214,020	-	214,020
Healthcare Realty Trust, Inc. (REIT)	29,700	-	29,700	755,271	-	755,271
Home Properties, Inc. (REIT)	7,700	-	7,700	347,963	-	347,963
Hospitality Properties Trust (REIT)	-	29,250	29,250	-	1,068,795	1,068,795
Inland Real Estate Corp. (REIT)	27,700	-	27,700	404,974	-	404,974
LaSalle Hotel Properties (REIT)	26,300	-	26,300	978,360	-	978,360
Lexington Realty Trust (REIT)	44,400	-	44,400	785,436	-	785,436
Maguire Properties, Inc. (REIT)	15,200	-	15,200	384,256	-	384,256
Medical Properties Trust, Inc. (REIT)	12,900	-	12,900	144,738	-	144,738

MFA Mortgage Investments, Inc. (REIT)	29,000	-	29,000	254,620	-	254,620
National Retail Properties, Inc. (REIT)	29,900	-	29,900	732,251	-	732,251
Nationwide Health Properties, Inc. (REIT)	12,000	-	12,000	375,360	-	375,360
Parkway Properties, Inc. (REIT)	4,600	-	4,600	182,022	-	182,022
Pennsylvania Real Estate Investment Trust (REIT)	24,600	-	24,600	849,438	-	849,438
Potlatch Corp. (REIT)	15,000	-	15,000	688,650	-	688,650
Realty Income Corp. (REIT)	38,900	-	38,900	1,108,650	-	1,108,650
Senior Housing Properties Trust (REIT)	26,900	-	26,900	594,221	-	594,221
Sovran Self Storage, Inc. (REIT)	16,500	-	16,500	721,215	-	721,215
Strategic Hotels & Resorts, Inc. (REIT)	52,200	-	52,200	955,782	-	955,782
Sunstone Hotel Investors, Inc. (REIT)	34,800	-	34,800	807,360	-	807,360
U-Store-It Trust (REIT)	21,000	-	21,000	211,050	-	211,050
Ventas, Inc. (REIT)	-	31,200	31,200	-	1,360,320	1,360,320
				18,430,428	2,429,115	20,859,543
Thrifts & Mortgage Finance 1.8%
Anchor BanCorp. Wisconsin, Inc.	9,400	-	9,400	238,948	-	238,948
Bank Mutual Corp.	16,700	-	16,700	169,004	-	169,004
BankUnited Financial Corp. "A"	183,000	-	183,000	1,460,340	-	1,460,340
Berkshire Hills Bancorp., Inc.	4,400	-	4,400	106,788	-	106,788
Corus Bankshares, Inc.	121,700	-	121,700	1,154,933	-	1,154,933
Downey Financial Corp.	15,500	-	15,500	644,955	-	644,955
Federal Agricultural Mortgage Corp. "C"	8,400	-	8,400	228,564	-	228,564
FirstFed Financial Corp.*	15,200	-	15,200	532,304	-	532,304
Franklin Bank Corp.*	33,800	-	33,800	143,650	-	143,650
Ocwen Financial Corp.*	50,300	-	50,300	281,680	-	281,680
PFF Bancorp., Inc.	15,500	-	15,500	145,700	-	145,700
WSFS Financial Corp.	8,600	-	8,600	480,568	-	480,568
				5,587,434	-	5,587,434
Health Care 6.7%
Biotechnology 0.1%
Applera Corp.-Celera Group*	14,500	-	14,500	219,240	-	219,240
Isis Pharmaceuticals, Inc.*	12,900	-	12,900	228,201	-	228,201
				447,441	-	447,441
Health Care Equipment & Supplies 2.2%
Backman Coulter, Inc.	-	19,000	19,000	-	1,343,870	1,343,870
CONMED Corp.*	8,400	-	8,400	208,992	-	208,992
Hillenbrand Industries, Inc.	-	27,300	27,300	-	1,469,832	1,469,832
Inverness Medical Innovations, Inc.*	7,500	-	7,500	440,100	-	440,100
Kinetic Concepts, Inc.*	-	30,350	30,350	-	1,779,724	1,779,724
STERIS Corp.	6,200	-	6,200	173,352	-	173,352
The Cooper Companies, Inc.	-	31,200	31,200	-	1,342,536	1,342,536
				822,444	5,935,962	6,758,406
Health Care Providers & Services 2.5%
AmSurg Corp.*	12,600	-	12,600	325,836	-	325,836
Apria Healthcare Group, Inc.*	91,400	-	91,400	1,980,638	-	1,980,638
Assisted Living Concepts, Inc. "A"*	17,500	-	17,500	120,400	-	120,400

Centene Corp.*	50,100	-	50,100	1,252,500	-	1,252,500
Healthspring, Inc.*	39,000	-	39,000	737,100	-	737,100
Kindred Healthcare, Inc.*	10,000	-	10,000	245,700	-	245,700
Lincare Holdings, Inc.*	-	35,150	35,150	-	1,201,778	1,201,778
Magellan Health Services, Inc.*	32,100	-	32,100	1,458,945	-	1,458,945
Owens & Minor, Inc.	6,300	-	6,300	247,401	-	247,401
Res-Care, Inc.*	6,500	-	6,500	148,070	-	148,070
				6,516,590	1,201,778	7,718,368
Life Science Tools & Services 0.7%
Albany Molecular Research, Inc.*	38,000	-	38,000	501,980	-	501,980
Bio-Rad Laboratories, Inc. "A"*	2,900	-	2,900	292,639	-	292,639
Cambrex Corp.	101,700	-	101,700	787,158	-	787,158
Pharmanet Development Group, Inc.*	6,300	-	6,300	248,850	-	248,850
Varian, Inc.*	5,000	-	5,000	350,250	-	350,250
				2,180,877	-	2,180,877
Pharmaceuticals 1.2%
Alpharma, Inc. "A"*	26,400	-	26,400	554,400	-	554,400
Biovail Corp.	-	78,300	78,300	-	1,197,207	1,197,207
Mylan, Inc.	-	58,150	58,150	-	836,197	836,197
Perrigo Co.	35,000	-	35,000	1,081,500	-	1,081,500
				1,635,900	2,033,404	3,669,304
Industrials 14.5%
Aerospace & Defense 2.5%
Alliant Techsystems, Inc.*	-	15,650	15,650	-	1,828,389	1,828,389
Ceradyne, Inc.*	4,300	-	4,300	212,592	-	212,592
Cubic Corp.	15,100	-	15,100	596,148	-	596,148
Curtiss-Wright Corp.	15,400	-	15,400	830,676	-	830,676
DRS Technologies, Inc.	-	29,250	29,250	-	1,731,892	1,731,892
DynCorp International, Inc. "A"*	7,500	-	7,500	156,750	-	156,750
Esterline Technologies Corp.*	17,300	-	17,300	903,406	-	903,406
L-3 Communications Holdings, Inc.	-	15,650	15,650	-	1,731,673	1,731,673
				2,699,572	5,291,954	7,991,526
Airlines 1.2%
Alaska Air Group, Inc.*	61,100	-	61,100	1,547,663	-	1,547,663
JetBlue Airways Corp.*	56,400	-	56,400	394,800	-	394,800
Republic Airways Holdings, Inc.*	43,400	-	43,400	871,472	-	871,472
SkyWest, Inc.	32,000	-	32,000	841,920	-	841,920
				3,655,855	-	3,655,855
Building Products 0.3%
American Woodmark Corp.	9,400	-	9,400	182,078	-	182,078
NCI Building Systems, Inc.*	24,100	-	24,100	827,353	-	827,353
				1,009,431	-	1,009,431
Commercial Services & Supplies 1.8%
CDI Corp.	6,200	-	6,200	165,354	-	165,354
Comfort Systems USA, Inc.	21,800	-	21,800	256,150	-	256,150
Deluxe Corp.	45,600	-	45,600	1,440,504	-	1,440,504
IKON Office Solutions, Inc.	53,400	-	53,400	674,442	-	674,442

R.R. Donnelley & Sons Co.	-	38,100	38,100	-	1,396,746	1,396,746
Schawk, Inc.	10,400	-	10,400	149,448	-	149,448
United Stationers, Inc.*	17,000	-	17,000	861,220	-	861,220
Waste Connections, Inc. *	14,000	-	14,000	445,620	-	445,620
Watson Wyatt Worldwide, Inc. "A"	5,000	-	5,000	230,250	-	230,250
				4,222,988	1,396,746	5,619,734
Construction & Engineering 1.0%
Aecom Technology Corp.*	5,300	-	5,300	140,927	-	140,927
EMCOR Group, Inc.*	68,800	-	68,800	1,832,832	-	1,832,832
Granite Construction, Inc.	4,100	-	4,100	168,182	-	168,182
Perini Corp.*	18,700	-	18,700	994,653	-	994,653
				3,136,594	-	3,136,594
Electrical Equipment 3.6%
A.O. Smith Corp.	15,500	-	15,500	548,545	-	548,545
Acuity Brands, Inc.	34,000	-	34,000	1,342,660	-	1,342,660
Brady Corp. "A"	9,300	-	9,300	372,279	-	372,279
Cooper Industries Ltd. "A"	-	31,200	31,200	-	1,566,864	1,566,864
Encore Wire Corp.	32,900	-	32,900	562,590	-	562,590
General Cable Corp.*	-	27,350	27,350	-	2,034,293	2,034,293
GrafTech International Ltd.*	53,000	-	53,000	851,710	-	851,710
Hubbell, Inc. "B"	-	29,250	29,250	-	1,606,703	1,606,703
LSI Industries, Inc.	15,000	-	15,000	309,900	-	309,900
Regal-Beloit Corp.	11,900	-	11,900	560,252	-	560,252
Superior Essex, Inc.*	54,500	-	54,500	1,322,170	-	1,322,170
				5,870,106	5,207,860	11,077,966
Industrial Conglomerates 0.3%
Tredegar Corp.	60,000	-	60,000	867,600	-	867,600

Machinery 2.5%
Accuride Corp.*	35,200	-	35,200	267,168	-	267,168
Actuant Corp. "A"	8,600	-	8,600	272,362	-	272,362
Ampco-Pittsburgh Corp.	4,400	-	4,400	154,968	-	154,968
Blount International, Inc.*	12,000	-	12,000	147,240	-	147,240
Cascade Corp.	7,200	-	7,200	434,376	-	434,376
Columbus McKinnon Corp.*	11,300	-	11,300	351,656	-	351,656
Eaton Corp.	-	11,750	11,750	-	1,049,393	1,049,393
EnPro Industries, Inc.*	16,700	-	16,700	511,020	-	511,020
Greenbrier Companies, Inc.	38,000	-	38,000	842,840	-	842,840
Hardinge, Inc.	14,300	-	14,300	225,511	-	225,511
Mueller Industries, Inc.	18,600	-	18,600	562,278	-	562,278
NACCO Industries, Inc. "A"	2,200	-	2,200	223,080	-	223,080
Parker Hannifin Corp.	-	23,375	23,375	-	1,856,676	1,856,676
Robbins & Myers, Inc.	5,700	-	5,700	390,450	-	390,450
TriMas Corp.*	25,400	-	25,400	281,940	-	281,940
Wabash National Corp.	15,200	-	15,200	105,032	-	105,032
				4,769,921	2,906,069	7,675,990
Marine 0.4%
Eagle Bulk Shipping, Inc.	9,000	-	9,000	257,400	-	257,400

Genco Shipping & Trading Ltd.	6,300	-	6,300	398,790	-	398,790
TBS International Ltd. "A"*	10,500	-	10,500	458,430	-	458,430
				1,114,620	-	1,114,620
Road & Rail 0.5%
Arkansas Best Corp.	7,500	-	7,500	171,000	-	171,000
Dollar Thrifty Automotive Group, Inc.*	35,100	-	35,100	910,494	-	910,494
Marten Transport Ltd.*	28,400	-	28,400	311,264	-	311,264
MascoTech, Inc.* (Escrow Shares)	90,800	-	90,800	-	-	-
Werner Enterprises, Inc.	7,800	-	7,800	136,890	-	136,890
				1,529,648	-	1,529,648
Trading Companies & Distributors 0.4%
Applied Industrial Technologies, Inc.	12,600	-	12,600	380,646	-	380,646
WESCO International, Inc.*	-	19,500	19,500	-	789,360	789,360
				380,646	789,360	1,170,006
Information Technology 10.1%
Communications Equipment 1.0%
Anaren, Inc.*	12,600	-	12,600	194,040	-	194,040
Avocent Corp.*	27,000	-	27,000	672,300	-	672,300
Dycom Industries, Inc.*	21,100	-	21,100	593,754	-	593,754
Plantronics, Inc.	42,800	-	42,800	1,149,180	-	1,149,180
Tekelec*	45,500	-	45,500	559,650	-	559,650
				3,168,924	-	3,168,924
Computers & Peripherals 1.3%
Avid Technology, Inc.*	8,400	-	8,400	222,852	-	222,852
Electronics for Imaging, Inc.*	35,200	-	35,200	807,488	-	807,488
Emulex Corp.*	64,300	-	64,300	1,077,025	-	1,077,025
Seagate Technology	-	68,350	68,350	-	1,762,747	1,762,747
				2,107,365	1,762,747	3,870,112
Electronic Equipment & Instruments 2.0%
Agilysys, Inc.	27,800	-	27,800	386,142	-	386,142
Anixter International, Inc.*	4,300	15,700	20,000	277,350	1,012,650	1,290,000
Arrow Electronics, Inc.*	-	35,150	35,150	-	1,300,901	1,300,901
Benchmark Electronics, Inc.*	20,800	-	20,800	373,360	-	373,360
Checkpoint Systems, Inc.*	20,900	-	20,900	496,584	-	496,584
CTS Corp.	20,100	-	20,100	212,457	-	212,457
Electro Scientific Industries, Inc.*	14,900	-	14,900	301,725	-	301,725
Insight Enterprises, Inc.*	30,300	-	30,300	600,243	-	600,243
Park Electrochemical Corp.	14,900	-	14,900	438,805	-	438,805
Technitrol, Inc.	22,400	-	22,400	599,648	-	599,648
TTM Technologies, Inc.*	12,200	-	12,200	147,498	-	147,498
				3,833,812	2,313,551	6,147,363
Internet Software & Services 0.9%
CMGI, Inc.*	25,900	-	25,900	268,583	-	268,583
EarthLink, Inc.*	104,100	-	104,100	706,839	-	706,839
InfoSpace, Inc.	21,700	-	21,700	386,477	-	386,477
S1 Corp.*	45,900	-	45,900	340,578	-	340,578
SAVVIS, Inc.*	14,400	-	14,400	461,376	-	461,376

United Online, Inc.	44,900	-	44,900	675,296	-	675,296
				2,839,149	-	2,839,149
IT Services 1.5%
CSG Systems International, Inc.*	57,300	-	57,300	949,461	-	949,461
infoUSA, Inc.	12,200	-	12,200	105,286	-	105,286
ManTech International Corp. "A"*	37,100	-	37,100	1,435,399	-	1,435,399
MAXIMUS, Inc.	8,000	-	8,000	312,000	-	312,000
SAIC, Inc.*	72,400	-	72,400	1,443,656	-	1,443,656
SRA International, Inc. "A"*	14,300	-	14,300	390,962	-	390,962
				4,636,764	-	4,636,764
Semiconductors & Semiconductor Equipment 1.9%
Cymer, Inc.*	9,700	-	9,700	398,379	-	398,379
DSP Group, Inc.*	10,300	-	10,300	139,359	-	139,359
Entegris, Inc.*	59,000	-	59,000	510,940	-	510,940
OmniVision Technologies, Inc.*	10,500	-	10,500	195,510	-	195,510
Photronics, Inc.*	104,800	-	104,800	1,078,392	-	1,078,392
RF Micro Devices, Inc.*	97,900	-	97,900	565,862	-	565,862
Skyworks Solutions, Inc.*	107,800	-	107,800	978,824	-	978,824
Spansion, Inc. "A"*	35,900	-	35,900	191,706	-	191,706
Standard Microsystems Corp.*	7,000	-	7,000	246,890	-	246,890
TriQuint Semiconductor, Inc.*	89,000	-	89,000	527,770	-	527,770
Veeco Instruments, Inc.*	7,200	-	7,200	120,816	-	120,816
Zoran Corp.*	47,500	-	47,500	1,036,450	-	1,036,450
				5,990,898	-	5,990,898
Software 1.5%
Check Point Software Technologies Ltd.*	-	58,700	58,700	-	1,339,534	1,339,534
i2 Technologies, Inc.*	5,400	-	5,400	87,372	-	87,372
JDA Software Group, Inc.*	58,100	-	58,100	1,216,614	-	1,216,614
Lawson Software, Inc.*	39,300	-	39,300	381,996	-	381,996
Parametric Technology Corp.*	9,400	-	9,400	156,980	-	156,980
Secure Computing Corp.*	25,400	-	25,400	230,378	-	230,378
Sybase, Inc.*	48,100	-	48,100	1,233,284	-	1,233,284
				3,306,624	1,339,534	4,646,158
Materials 6.8%
Chemicals 3.5%
Arch Chemicals, Inc.	19,100	-	19,100	785,965	-	785,965
CF Industries Holdings, Inc.	26,500	-	26,500	2,410,970	-	2,410,970
H.B. Fuller Co.	17,900	-	17,900	452,691	-	452,691
Hercules, Inc.	38,800	-	38,800	753,108	-	753,108
Innospec, Inc.	15,200	-	15,200	266,912	-	266,912
Lyondell Chemical Co.	-	42,100	42,100	-	1,987,120	1,987,120
Minerals Technologies, Inc.	5,300	-	5,300	354,570	-	354,570
Olin Corp.	29,300	-	29,300	613,542	-	613,542
PolyOne Corp.*	108,000	-	108,000	677,160	-	677,160
PPG Industries, Inc.	-	18,500	18,500	-	1,269,840	1,269,840
Rockwood Holdings, Inc.*	17,200	-	17,200	579,296	-	579,296
Sensient Technologies Corp.	8,100	-	8,100	224,127	-	224,127

Spartech Corp.	23,200	-	23,200	316,912	-	316,912
W.R. Grace & Co.*	9,100	-	9,100	245,791	-	245,791
				7,681,044	3,256,960	10,938,004
Construction Materials 0.1%
Texas Industries, Inc.	2,500	-	2,500	173,450	-	173,450

Containers & Packaging 1.0%
AptarGroup, Inc.	25,000	-	25,000	1,055,250	-	1,055,250
Rock-Tenn Co. "A"	55,600	-	55,600	1,466,728	-	1,466,728
Silgan Holdings, Inc.	13,700	-	13,700	734,731	-	734,731
				3,256,709	-	3,256,709
Metals & Mining 1.7%
AMCOL International Corp.	3,500	-	3,500	132,930	-	132,930
Compass Minerals International, Inc.	15,800	-	15,800	580,176	-	580,176
Quanex Corp.	10,100	-	10,100	505,404	-	505,404
Schnitzer Steel Industries, Inc. "A"	12,000	-	12,000	749,040	-	749,040
Worthington Industries, Inc.	67,400	-	67,400	1,428,206	-	1,428,206
Yamana Gold, Inc.	-	144,500	144,500	-	1,858,270	1,858,270
				3,395,756	1,858,270	5,254,026
Paper & Forest Products 0.5%
Buckeye Technologies, Inc.*	89,600	-	89,600	1,279,488	-	1,279,488
Glatfelter	9,100	-	9,100	136,773	-	136,773
Schweitzer-Mauduit International, Inc.	6,400	-	6,400	170,880	-	170,880
				1,587,141	-	1,587,141
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.0%
Alaska Communications Systems Group, Inc.	122,800	-	122,800	1,842,000	-	1,842,000
Atlantic Tele-Network, Inc.	22,600	-	22,600	861,964	-	861,964
Cincinnati Bell, Inc.*	164,100	-	164,100	781,116	-	781,116
General Communication, Inc. "A"*	39,600	-	39,600	350,856	-	350,856
Golden Telecom, Inc.*	2,500	-	2,500	253,650	-	253,650
Premiere Global Services, Inc.*	45,100	-	45,100	621,478	-	621,478
Shenandoah Telecommunications Co.	4,700	-	4,700	115,949	-	115,949
Time Warner Telecom, Inc. "A"*	6,500	-	6,500	145,795	-	145,795
Windstream Corp.	-	101,550	101,550	-	1,315,073	1,315,073
				4,972,808	1,315,073	6,287,881
Wireless Telecommunication Services 0.5%
Syniverse Holdings, Inc.*	28,400	-	28,400	443,608	-	443,608
USA Mobility, Inc.*	85,200	-	85,200	1,123,788	-	1,123,788
				1,567,396	-	1,567,396
Utilities 5.6%
Electric Utilities 2.2%
ALLETE, Inc.	26,900	-	26,900	1,101,824	-	1,101,824
Cleco Corp.	15,000	-	15,000	419,100	-	419,100
Edison International	-	29,250	29,250	-	1,637,415	1,637,415
Otter Tail Corp.	5,000	-	5,000	167,550	-	167,550

Portland General Electric Co.	45,800	-	45,800	1,226,066	-	1,226,066
PPL Corp.	-	31,250	31,250	-	1,592,500	1,592,500
Westar Energy, Inc.	26,100	-	26,100	676,251	-	676,251
				3,590,791	3,229,915	6,820,706
Gas Utilities 1.6%
New Jersey Resources Corp.	18,450	-	18,450	930,803	-	930,803
Northwest Natural Gas Co.	28,900	-	28,900	1,386,333	-	1,386,333
Piedmont Natural Gas Co., Inc.	7,000	-	7,000	182,280	-	182,280
South Jersey Industries, Inc.	12,700	-	12,700	468,630	-	468,630
Southwest Gas Corp.	44,700	-	44,700	1,292,724	-	1,292,724
The Laclede Group, Inc.	4,300	-	4,300	147,963	-	147,963
WGL Holdings, Inc.	22,100	-	22,100	730,184	-	730,184
				5,138,917	-	5,138,917
Multi-Utilities 1.8%
Ameren Corp.	-	31,200	31,200	-	1,680,120	1,680,120
Avista Corp.	17,900	-	17,900	382,702	-	382,702
Black Hills Corp.	34,000	-	34,000	1,416,440	-	1,416,440
Integrys Energy Group, Inc.	-	29,250	29,250	-	1,492,043	1,492,043
NorthWestern Corp.	6,900	-	6,900	192,165	-	192,165
PNM Resources, Inc.	15,000	-	15,000	332,700	-	332,700
				2,324,007	3,172,163	5,496,170

Total Common Stocks (Cost $225,662,100, $84,708,475 and $310,370,575 respectively)				217,661,440	85,781,424	303,442,864

Government & Agency Obligations 0.0%
US Treasury Obligations
US Treasury Bill, 3.70%, 1/17/2008	41,000	-	41,000	40,859	-	40,859
(Cost $40,859)

Closed End Investment Companies 0.4%
Apollo Investment Corp.	66,838	-	66,838	1,183,701	-	1,183,701
(Cost $1,364,095)

Cash Equivalents 1.7%
Cash Management QP Trust, 4.88%(a)	362,090	4,919,100	5,281,190	362,090	4,919,100	5,281,190
(Cost $362,090, $4,919,100 and $5,281,190 respectively)

Total Investment Portfolio (Cost $227,429,144, $89,627,575 and $317,056,719 respectively) 99.8%				219,248,090	90,700,524	309,948,614
Other Assets and Liabilities, Net 0.2%				(519,743)	1,304,051	784,308
Net Assets 100.0%				218,728,347	92,004,575	310,732,922

* Non-income producing security.

** Pursuant to the Agreement and Plan of Reorganization, it is expected that approximately 100% of the portfolio of DWS Small Cap Value Fund will be liquidated prior to the merger.

(a) Affiliated fund managed by Deutsche Investment Management America's Inc.The rate shown is the annualized seven-day yield at period end

PRO FORMA CAPITALIZATION (UNAUDITED)

The following table sets forth the unaudited capitalization of each Fund as of November 30, 2007, and of DWS Dreman Mid Cap Value Fund on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	DWS Small Cap Value Fund	DWS Dreman Mid Cap Value Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class A Shares	$12,730,512	$48,013,582	—	$60,744,094
Class B Shares	$2,308,981	$3,516,662	—	$5,825,643
Class C Shares	$5,827,776	$19,741,880	—	$25,569,656
Class S Shares	$197,861,078	$13,876,712	—	$211,737,790
Institutional Class	$—	$6,855,739	—	$6,855,739
Total Net Assets	$218,728,347	$92,004,575	—	$310,732,922
Shares Outstanding
Class A Shares	621,968	3,808,662	387,876	4,818,506
Class B Shares	119,310	280,783	65,047	465,140
Class C Shares	299,788	1,578,106	166,067	2,043,961
Class S Shares	9,663,413	1,097,742	5,988,740	16,749,895
Institutional Class	—	541,703	—	541,703
Net Asset Value Per Share
Class A Shares	$20.47	$12.61		$12.61
Class B Shares	$19.35	$12.52		$12.52
Class C Shares	$19.44	$12.51		$12.51
Class S Shares	$20.48	$12.64		$12.64
Institutional Class	—	$12.66		$12.66

(1)

Assumes the merger had been consummated on November 30, 2007, and is for information purposes only. No assurance can be given as to how many shares of DWS Dreman Mid Cap Value Fund will be received by the shareholders of DWS Small Cap Value Fund on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of DWS Dreman Mid Cap Value Fund that actually will be received on or after such date.

PRO FORMA COMBINED CONDENSED STATEMENT OF ASSETS AND LIABILITIES

AS OF NOVEMBER 30, 2007 (UNAUDITED)

	DWS Dreman Mid Cap Value Fund	DWS Small Cap Value Fund	Pro Forma Adjustments	Pro Forma Combined

Investments, at Value	$90,700,524	$219,248,090	$-	$309,948,614
Cash	$10,000	$5,450	$-	$15,450
Other Assets less Liabilities	$1,294,051	$(525,193)	$-	$768,858
Total Net Assets	$92,004,575	$218,728,347	$-	$310,732,922

Net Assets
Class A	$48,013,582	$12,730,512	$-	$60,744,094
Class B	$3,516,662	$2,308,981	$-	$5,825,643
Class C	$19,741,880	$5,827,776	$-	$25,569,656
Class S	$13,876,712	$197,861,078	$-	$211,737,790
Institutional Shares	$6,855,739	$-	$-	$6,855,739
	$92,004,575	$218,728,347	$-	$310,732,922

Shares Outstanding
Class A	3,808,662	621,968	387,876	4,818,506
Class B	280,783	119,310	65,047	465,140
Class C	1,578,106	299,788	166,067	2,043,961
Class S	1,097,742	9,663,413	5,988,740	16,749,895
Institutional Shares	541,703	0		541,703

Net Asset Value Per Share
Class A	$12.61	$20.47	0	$12.61
Class B	$12.52	$19.35	0	$12.52
Class C	$12.51	$19.44	0	$12.51
Class S	$12.64	$20.48	0	$12.64
Institutional Shares	$12.66			$12.66

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED NOVEMBER 30, 2007 (UNAUDITED)

	DWS Dreman Mid Cap Value Fund	DWS Small Cap Value Fund	Pro Forma Adjustments		Pro Forma Combined

Investment Income:
Interest and dividend income	$1,568,186	$ 5,901,545	-		$ 7,469,731
Total Investment Income	1,568,186	5,901,545			7,469,731
Expenses
Management fee	550,199	2,006,885	(100,472)	(2)	2,456,612
Services to shareholders	135,549	674,123			809,672
Professional fees	69,918	75,777	(70,000)	(3)	75,695
Administration fee	-	301,787	73,270	(2)	375,057
Custodian fee	8,524	14,116	-		22,640
Fund Accounting	105,295	-	(105,295)	(2)	-
Distribution and Service Fees	267,015	137,354	-		404,369
Trustees' fees and expenses	15,785	16,737	-		32,522
Reports to Shareholders	41,947	94,908	-		136,855
Registration fees	67,771	46,062	(25,000)	(3)	88,833
Other Expenses	6,758	16,650	-		23,408
Total expenses before reductions	1,268,761	3,384,399	(227,497)		4,425,663
Expense reductions	(211,801)	(141)	8,920		(203,022)
Expenses, net	1,056,960	3,384,258	(218,577)		4,222,641
Net investment income (loss)	511,226	2,517,287	(218,577)		3,247,090

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments,
foreign currency related transactions	5,433,757	8,618,988	-		14,052,745

Net unrealized appreciation (depreciation) on
investments, and foreign currency related transactions	(2,676,439)	(91,476,509)	-		(94,152,948)

Net increase in net assets from operations	$3,268,544	$(80,340,234)	$ (218,577)		$(76,853,113)

Notes to Pro Forma Combining Financial Statements

November 30, 2007

1. These financial statements set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of November 30, 2007, and the unaudited pro forma condensed Statement of Operations for the year ended November 30, 2007 for DWS Dreman Mid Cap Value Fund and DWS Small Cap Value Fund, as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisitions would be accomplished by an acquisition of the net assets of DWS Small Cap Value Fund in exchange for shares of DWS Dreman Mid Cap Value Fund at net asset value. Following the acquisition, DWS Dreman Mid Cap Value Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated.

Portfolio Valuation

Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sales price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Pre-Merger Liquidation of Assets of DWS Small Cap Value Fund

Pursuant to the Agreement and Plan of Reorganization, it is expected that approximately 100% of the portfolio of DWS Small Cap Value Fund will be liquidated prior to the merger. Proceeds from the liquidation will be used to acquire securities consistent with the investment objective, policies, restrictions and strategies of DWS Dreman Mid Cap Value Fund. The expected liquidation of assets and purchase of securities with the sales proceeds are not reflected in these pro forma financial statements.

Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of their taxable income to shareholders. After the acquisition, DWS Dreman Mid Cap Value Fund intends to continue to qualify as a regulated investment company.

2.  Represents estimated increase (decrease) in expenses resulting from the fee changes effective May 1, 2008.

3.  Represents estimated increase (decrease) in expense resulting from the merger.

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Cash Account Trust	DWS Strategic Government Securities Fund
Government & Agency Securities Portfolio	DWS Strategic Income Fund
Money Market Portfolio	DWS Target Fund
Tax-Exempt Portfolio	DWS LifeCompass Income Fund
Investors Cash Trust	DWS LifeCompass Protect Fund
Treasury Portfolio	DWS Target 2008 Fund
Tax-Exempt California Money Market Fund	DWS Target 2010 Fund
DWS Balanced Fund	DWS Target 2011 Fund
DWS Blue Chip Fund	DWS Target 2012 Fund
DWS Equity Trust	DWS Target 2013 Fund
DWS Alternative Asset Allocation Plus Fund	DWS Target 2014 Fund
DWS Core Plus Allocation Fund	DWS Technology Fund
DWS Disciplined Long/Short Growth Fund	DWS Value Series, Inc.
DWS Disciplined Long/Short Value Fund	DWS Dreman Concentrated Value Fund
DWS Disciplined Market Neutral Fund	DWS Dreman High Return Equity Fund
DWS High Income Series	DWS Dreman Mid Cap Value Fund
DWS High Income Fund	DWS Dreman Small Cap Value Fund
DWS Money Funds	DWS Large Cap Value Fund
DWS Money Market Prime Series
DWS State Tax-Free Trust
DWS California Tax-Free Income Fund
DWS New York Tax-Free Income Fund

Shareholders of the funds listed above recently elected Board Members and certain of the funds listed above approved: (1) an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. (the -Advisor-); (2) a subadviser approval policy; and (3) the revision and/or removal of certain fundamental investment policies.

Board Members

For all funds the following replaces the relevant disclosure with respect to the Board under Trustees and Officers or Directors and Officers, as applicable:

The following table presents certain information regarding the Board Members of the Funds. Each Board Member-s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an -interested person- (as defined in the 1940 Act) of the Funds or the Advisor (each, an -Independent Board Member-), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

Name, Year of Birth, Position with the Funds and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004,(2) and Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene-s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		135
Paul K. Freeman (1950) Vice Chairperson since 2008, and Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	135
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company(3) (medical technology company); Belo Corporation(3) (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	135
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	135
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	135

Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	135
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly Trustee, Ravinia Festival	135
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care(3) (January 2007-June 2007)	135
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003)	135
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	135
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	138

Interested Board Member

Name, Year of Birth, Position with the Funds and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer(4) (1958) Board Member since 2006	Managing Director(5), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	135

Officers(6)

Name, Year of Birth, Position with the Funds and Length of Time Served(7)	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(8) (1965) President, 2006-present

Managing Director(5), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(9) (1962) Vice President and Secretary, 1999-present	Director(5), Deutsche Asset Management
Paul H. Schubert(8) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director(5), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis(8) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger(8) (1962) Assistant Secretary, 2005-present	Director(5), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson(9) (1962) Assistant Secretary, 1997-present	Managing Director(5), Deutsche Asset Management
Paul Antosca(9) (1957) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management (since 2006); formerly, Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark (9) (1967) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D-Eramo(9) (1957) Assistant Treasurer, 2003-present	Director(5), Deutsche Asset Management
Diane Kenneally(9) (1966) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management
Jason Vazquez(8) (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby(8) (1962) Chief Compliance Officer, 2006-present

Managing Director(5), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson(8) (1951) Chief Legal Officer, 2006-present

Director(5), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

(1)	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2)	Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)

The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)	Executive title, not a board directorship.

(6)

As a result of their respective positions held with the Advisor, these individuals are considered -interested persons- of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)	Address: 345 Park Avenue, New York, New York 10154.

(9)	Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the advisor.

Officer-s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Board Members- Responsibilities. The officers of the Funds manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee-s responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds- accounting and financial reporting policies and procedures, (3) the Funds- compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds- accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Funds- Board held eight (8) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating and Governance Committee of the Funds- Board performed similar functions and held six (6) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds- financial arrangements with DIMA and its affiliates, and (b) the Funds- expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg. During the calendar year 2007, the Contract Review Committee of the Funds- Board performed similar functions and held two (2) meetings.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Funds- Board performed similar functions and held five (5) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and QuantOversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Funds- Board performed similar functions and held five (5) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds- marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. The Marketing and Shareholder Services Committee was newly established effective April 1, 2008.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds- securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds- Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Operations Committee, which held six (6) meetings, and Valuation Committee, which held one (1) meeting, except for DWS Blue Chip Fund, DWS Disciplined Market Neutral Fund, DWS High Income Fund and DWS Technology Fund which held two (2) meetings, performed similar functions.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management (-DeAM-) or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	Government & Agency Securities Portfolio	Money Market Portfolio	Tax-Exempt Portfolio	Treasury Portfolio
John W. Ballantine	$7,130	$8,470	$6,660	$3,180
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$8,862	$10,460	$8,359	$4,081
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$6,810	$8,080	$6,350	$3,040
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$6,810	$8,080	$6,350	$3,040

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Alternative Asset Allocation Plus Fund	DWS Balanced Fund	DWS Blue Chip Fund	DWS California Tax-Free Income Fund
John W. Ballantine	$50	$6,340	$4,270	$4,840
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$85	$7,826	$5,260	$5,979

Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$50	$6,050	$4,080	$4,620
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$50	$6,050	$4,080	$4,620

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Core Plus Allocation Fund	DWS Disciplined Long/Short Growth Fund	DWS Disciplined Long/Short Value Fund	DWS Disciplined Market Neutral Fund
John W. Ballantine	$1,110	$1,070	$1,090	$1,140
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$1,403	$1,319	$1,368	$1,440
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$1,050	$1,020	$1,050	$1,100
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$1,050	$1,020	$1,050	$1,100

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Dreman Concentrated Value Fund	DWS Dreman High Return Equity Fund	DWS Dreman Mid Cap Value Fund	DWS Dreman Small Cap Value Fund
John W. Ballantine	$2,050	$11,050	$1,980	$6,630
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$2,540	$13,647	$2,448	$8,190
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$1,960	$10,530	$1,890	$6,310
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$1,960	$10,530	$1,890	$6,310

Aggregate Compensation from Fund/Portfolio

Name of Board Member	DWS High Income Fund	DWS Large Cap Value Fund	DWS Life Compass Income Fund	DWS Life Compass Protect Fund
John W. Ballantine	$6,680	$6,390	$0	$0
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$8,239	$7,870	$0	$0
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$6,370	$6,090	$0	$0
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$6,370	$6,090	$0	$0

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Money Market Prime Series	DWS New York Tax-Free Income Fund	DWS Strategic Government Securities Fund	DWS Strategic Income Fund
John W. Ballantine	$8,250	$3,670	$6,830	$3,630
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$10,243	$4,542	$8,424	$4,473
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$7,870	$3,500	$6,510	$3,450
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$7,870	$3,500	$6,510	$3,450

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Target 2008 Fund	DWS Target 2010 Fund	DWS Target 2011 Fund	DWS Target 2012 Fund
John W. Ballantine	$1,280	$1,750	$2,070	$1,910
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$1,580	$2,154	$2,552	$2,345
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$1,230	$1,670	$1,960	$1,810
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0

Robert H. Wadsworth	$1,230	$1,670	$1,960	$1,810

	Aggregate Compensation from Fund/Portfolio
Name of Board Member	DWS Target 2013 Fund	DWS Target 2014 Fund	DWS Technology Fund	Tax-Exempt California Money Market Fund
John W. Ballantine	$1,670	$1,690	$5,200	$2,210
Henry P. Becton, Jr.	$0	$0	$0	$0
Dawn-Marie Driscoll	$0	$0	$0	$0
Keith R. Fox	$0	$0	$0	$0
Paul K. Freeman	$2,066	$2,090	$6,413	$2,727
Kenneth C. Froewiss	$0	$0	$0	$0
Richard J. Herring	$0	$0	$0	$0
William McClayton	$1,590	$1,610	$4,960	$2,110
Rebecca W. Rimel	$0	$0	$0	$0
William N. Searcy, Jr.	$0	$0	$0	$0
Jean Gleason Stromberg	$0	$0	$0	$0
Robert H. Wadsworth	$1,590	$1,610	$4,960	$2,110

Name of Board Member	Total Compensation from Fund and DWS Fund Complex(1)
Independent Board Members
John W. Ballantine	$215,000
Henry P. Becton, Jr.(4)	$200,000
Dawn-Marie Driscoll(2)(4)	$253,000
Keith R. Fox(4)	$203,000
Paul K. Freeman(3)	$265,000
Kenneth C. Froewiss(4)	$200,000
Richard J. Herring(4)	$195,000
William McClayton(5)	$205,000
Rebecca W. Rimel(4)	$194,000
William N. Searcy, Jr.(4)	$200,000
Jean Gleason Stromberg(4)	$189,000
Robert H. Wadsworth	$245,250

(1)	The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)	Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(3)

Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(4)

Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the

Funds- direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(5)

Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (-DB Funds-). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the -Effective Date-), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (-DAMI-) agreed to recommend, and, if necessary obtain, directors and officers (-D&O-) liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board as of December 31, 2007. Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where a Board Member-s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	Government & Agency Securities Portfolio	Money Market Portfolio	Tax-Exempt Portfolio	Treasury Portfolio
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1 - $10,000	None	$1 - $10,000	$1 - $10,000
Dawn-Marie Driscoll	None	None	$1 - $10,000	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	$1 - $10,000	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Alternative Asset Allocation Plus Fund	DWS Balanced Fund	DWS Blue Chip Fund	DWS California Tax-Free Income Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	$1 - $10,000	None	$1 - $10,000
Dawn-Marie Driscoll	None	None	None	$10,001 - $50,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	$1 - $10,000	None	$1 - $10,000	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	$10,001 - $50,000	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$10,001 - $50,000	None	$1 - $10,000	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Core Plus Allocation Fund	DWS Disciplined Long/Short Growth Fund	DWS Disciplined Long/Short Value Fund	DWS Disciplined Market Neutral Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1 - $10,000	$1 - $10,000	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	$1 - $10,000	None	None	None
Richard J. Herring	None	None	None	$10,001 - $50,000
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Dreman Concentrated Value Fund	DWS Dreman High Return Equity Fund	DWS Dreman Mid Cap Value Fund	DWS Dreman Small Cap Value Fund
Independent Board Members
John W. Ballantine	None	Over $100,000	None	None
Henry P. Becton, Jr.	None	None	$1 - $10,000	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	$50,001 - $100,000	None	$1 - $10,000
Kenneth C. Froewiss	$1 - $10,000	None	$1 - $10,000	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	$10,001 - $50,000
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS High Income Fund	DWS Large Cap Value Fund	DWS Life Compass Income Fund	DWS Life Compass Protect Fund
Independent Board Members
John W. Ballantine	None	$10,001 - $50,000	None	None
Henry P. Becton, Jr.	None	$1 - $10,000	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	$50,001 - $100,000	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 - $50,000	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Money Market Prime Series	DWS New York Tax-Free Income Fund	DWS Strategic Government Securities Fund	DWS Strategic Income Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1 - $10,000	$1 - $10,000	None	None
Dawn-Marie Driscoll	$1 - $10,000	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	$1 - $10,000	None	None	None
Kenneth C. Froewiss	None	None	$1 - $10,000	$1 - $10,000
Richard J. Herring	None	None	None	None
William McClayton	Over $100,000	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	$1 - $10,000	$1 - $10,000
Jean Gleason Stromberg	None	None	$1 - $10,000	None
Robert H. Wadsworth	$1 - $10,000	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Target 2008 Fund	DWS Target 2010 Fund	DWS Target 2011 Fund	DWS Target 2012 Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund/Portfolio
Name of Board Member	DWS Target 2013 Fund	DWS Target 2014 Fund	DWS Technology Fund	Tax-Exempt California Money Market Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	$1-$10,000	None
Dawn-Marie Driscoll	None	None	None	$1-$10,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	$10,001 - $50,000	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Investment Management Agreement/Administrative Agreement

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund, DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following supplements the relevant disclosure underManagement of the Fund:

The Board and the Fund-s shareholders recently approved an amended and restated investment management agreement (the -Investment Management Agreement-) for the Fund. Pursuant to the Investment Management Agreement, the Advisor provides continuing investment management of the Fund-s assets. In addition to the investment management of the Fund-s assets, the Advisor determines the investments to be made for the Fund, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Fund-s policies as stated in its prospectus and SAI, or as adopted by the Fund-s Board. The Advisor will also monitor, to the extent not monitored by the Fund-s administrator or other agent, the Fund-s compliance with its investment and tax guidelines and other compliance policies.

The Advisor provides assistance to the Fund-s Board in valuing the securities and other instruments held by the Fund, to the extent reasonably required by valuation policies and procedures that may be adopted by the Fund.

Pursuant to the Investment Management Agreement, (unless otherwise provided in the agreement or as determined by the Fund-s Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board Members, officers, and executive employees of the Fund, including the Fund-s share of payroll taxes, who are affiliated persons of the Advisor.

The Investment Management Agreement provides that the Fund is generally responsible for expenses that include: fees payable to the Advisor; outside legal, accounting or auditing expenses, including with respect to expenses related to negotiation, acquisition or distribution of portfolio investments; maintenance of books and records that are maintained by the Fund, the Fund-s custodian, or other agents of the Fund; taxes and governmental fees; fees and expenses of the Fund-s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Fund; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Fund-s business.

The Investment Management Agreement allows the Advisor to delegate any of its duties under the Investment Management Agreement to a subadvisor, subject to a majority vote of the Board of the Fund, including a majority of the Board who are not interested persons of the Fund, and, if required by applicable law, subject to a majority vote of the Fund-s shareholders.

The Investment Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Investment Management Agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the Advisor of its obligations and duties under the Investment Management Agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Fund on 60 days- written notice.

Effective May 1, 2008, for all services provided under the Investment Management Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, at the annual rate as a percentage of net assets shown below:

Fund	Management Fee Rate
DWS Balanced Fund	0.370% to $1.5 billion 0.345% next $500 million 0.310% next $1.5 billion 0.300% next $2 billion 0.290% next $2 billion 0.280% next $2.5 billion 0.270% next $2.5 billion 0.260% thereafter

DWS California Tax-Free Income Fund	0.450% to $250 million 0.420% next $750 million 0.400% next $1.5 billion 0.380% next $2.5 billion 0.350% next $2.5 billion 0.330% next $2.5 billion 0.310% next $2.5 billion 0.300% thereafter
DWS High Income Fund	0.480% to $250 million 0.450% next $750 million 0.430% next $1.5 billion 0.410% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter
DWS Money Market Prime Series	0.400% to $215 billion 0.275% next $335 million 0.200% next $250 million 0.150% next $800 million 0.140% next $800 million 0.130% next $800 million 0.120% thereafter
DWS Strategic Government Securities Fund	0.350% to $250 million 0.330% next $750 million 0.310% next $1.5 billion 0.300% next $2.5 billion 0.280% next $2.5 billion 0.260% next $2.5 billion 0.240% next $2.5 billion 0.220% thereafter
DWS Strategic Income Fund	0.480% to $250 million 0.450% next $750 million 0.430% next $1.5 billion 0.410% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter
DWS Target 2010 Fund	0.400%
DWS Target 2011 Fund	0.400%
DWS Target 2012 Fund	0.400%
DWS Target 2013 Fund	0.400%

DWS Technology Fund	0.480% to $250 million 0.450% next $750 million 0.430% next $1.5 billion 0.410% next $2.5 billion 0.380% next $2.5 billion 0.360% next $2.5 billion 0.340% next $2.5 billion 0.320% thereafter
Tax-Exempt California Money Market Fund	0.120% to $500 million 0.100% next $500 million 0.075% next $1.0 billion 0.060% next $1.0 billion 0.050% thereafter
Treasury Portfolio	0.050%

The Fund recently entered into a new administrative services agreement with the Advisor (the -Administrative Services Agreement-), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.100% of the Fund-s net assets.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the Fund reasonably deems necessary for the proper administration of the Fund. The Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund-s tax returns; prepares and submits reports and meeting materials to the Board and the Fund-s shareholders; prepares and files updates to the Fund-s prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund-s records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund; establishes and monitors the Fund-s operating expense budgets; reviews and processes the Fund-s bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Subadviser Approval Policy

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS Disciplined Long/Short Growth Fund, DWS Disciplined Long/Short Value Fund, DWS Disciplined Market Neutral Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The following is added to the disclosure under Management of the Fund:

The Board and the Fund-s shareholders recently approved a new subadvisor policy for the Funds (the -Subadviser Approval Policy-). The Subadviser Approval Policy permits the Advisor, subject to the approval of the Board, including a majority of the Independent Board Members, to terminate an existing subadvisor or sub-subadvisor and hire another subadvisor or sub-subadvisor, as applicable, and materially amend an existing subadvisory agreement or sub-subadvisory agreement without obtaining shareholder approval. The Funds could not implement the Subadviser Approval Policy without the Securities and Exchange Commission (the -SEC-) granting the Funds exemptive relief. A number of other mutual fund complexes have obtained exemptive relief with respect to an advisor-s ability to appoint, replace or amend the subadvisory agreement with unaffiliated subadvisors and subadvisors that are wholly owned subsidiaries of the advisor. However, exemptive relief with regard to an advisor-s ability to appoint, replace or amend the subadvisory agreement with a subadvisor, who is affiliated with, but not wholly owned subsidiary of the advisor, without shareholder approval, would be more expansive relief than previously granted by the SEC. In addition, exemptive relief with regard to an advisor-s ability to appoint, replace or amend a sub-subadvisory agreement with a sub-advisor, without shareholder approval, would be more expansive relief than previously obtained by other mutual fund complexes. Accordingly, there can be no assurance that the Funds- exemptive application will be granted by the SEC or that it will be sufficiently broad to allow the Funds to implement the Subadviser Approval Policy as described above. The SEC also has proposed Rule 15a-5 under the Investment Company Act of 1940, as amended (the -1940 Act-) in October 2003 to permit the appointment and termination of subadvisors and amendment to subadvisory agreements without shareholder approval. No action has been taken on proposed Rule 15a-5 under the 1940 Act since it proposal and there is no assurances that the rule will be adopted as proposed. The Funds and the Advisor will be subject to the conditions imposed by the SEC (either by an exemptive order or as part of the final rule) whenever the Advisor acts under the Subadviser Approval Policy, including any shareholder notice requirements.

Fundamental Investment Policies

DWS Balanced Fund, DWS California Tax-Free Income Fund, DWS High Income Fund, DWS Large Cap Value Fund, DWS Money Market Prime Series, DWS Strategic Government Securities Fund, DWS Strategic Income Fund, DWS Target 2010 Fund, DWS Target 2011 Fund, DWS Target 2012 Fund, DWS Target 2013 Fund, DWS Technology Fund, Tax-Exempt California Money Market Fund and Treasury Portfolio, a series of Investors Cash Trust:

The fundamental investment restriction regarding commodities is replaced with the following:

The Fund may not purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

Tax-Exempt California Money Market Fund only:

Effective on or about May 1, 2008, the Fund-s fundamental restrictions are replaced with the following:

The Fund may not:

(1)	Borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(2)	Issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(3)	Engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.
(4)

Purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund-s ownership of securities.

(5)	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.
(6)	Make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; or
(7)	Concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The Fund-s disclosure relating to its status as a diversified fund is replaced with the following:

The Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the Fund-s fundamental restriction regarding concentration is replaced with the following:

The Fund may not concentrate its investments in a particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time, except that the Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions.

The relevant paragraph under Investment Restrictions is replaced with the following:

Because the Fund concentrates its investments in obligations of banks and other financial institutions, changes in the financial condition or market assessment of the financial condition of these entities could have a significant adverse impact on the Fund. Consequently, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in obligations of banks and other financial institutions.

DWS Money Market Prime Series only:

Effective on or about May 1, 2008, the following paragraph is added under Investment Policies and Techniques for DWS Money Market Prime Series:

Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, bankers' acceptances, deposit notes, fixed time deposits or other short-term bank obligations. Certificates of deposit are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. The Fund may invest in certificates of deposit of large domestic banks and their foreign branches, large US regulated subsidiaries of large foreign banks (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), large foreign branches of large foreign banks and smaller banks as described below. Although the Fund recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic branches of domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank. Further, foreign branches of foreign banks are not regulated by US banking authorities, and generally are not bound by accounting, auditing and financial reporting standards comparable to US banks.

Please Retain This Supplement for Future Reference

April 3, 2008

                                                                      Appendix A

                   DWS VALUE SERIES, Inc. (the "Corporation")

                            DWS Large Cap Value Fund
                Class A, Class B, Class C and Institutional Class

                       DWS Dreman Concentrated Value Fund
                Class A, Class B, Class C and Institutional Class

                       DWS Dreman High Return Equity Fund
           Class A, Class B, Class C, Class R and Institutional Class

                          DWS Dreman Mid Cap Value Fund
                Class A, Class B, Class C and Institutional Class

                         DWS Dreman Small Cap Value Fund
               Class A, Class B, Class C, and Institutional Class

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2008

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the combined prospectuses dated March 1, 2008, as amended from time to time for DWS Large Cap Value Fund, DWS Dreman Concentrated
Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund (each a "Fund," and collectively, the
"Funds"). The prospectuses may be obtained without charge by contacting DWS
Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606,
1-800-621-1148, or from the firm from which this Statement of Additional
Information was obtained and is also available along with other related materials on the Securities and Exchange Commission's Internet Web site
(http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders dated November 30, 2007 for each Fund are incorporated by reference and are hereby deemed to be part of this Statement of Additional
Information ("SAI").

This Statement of Additional Information ("SAI") is incorporated by reference into the combined prospectuses for the Funds.

                                                                           Page
                                                                           ----

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund, except for DWS Dreman Concentrated Value Fund, which is classified as a non-diversified fund, has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:

(1)      borrow money, except as permitted under the Investment Company Act of
         1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase physical commodities or contracts relating to physical commodities; or

(7)      make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-Fundamental Restrictions

As a matter of non-fundamental policy, each Fund currently does not intend to:

(1)      borrow money in an amount greater than 10% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

                                       1

(2)      enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)      purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets;
         provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the
         5% limit;

(6)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)      acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act;

(8)      invest more than 15% of net assets in illiquid securities; and

(9)      lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Directors of the Corporation have voluntarily adopted certain non-fundamental policies and restrictions. Non-fundamental policies may be changed by the Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least 60 days' notice prior to making a change to such Fund's 80%
investment policy (except DWS Dreman Concentrated Value Fund), as described in the Funds' prospectuses.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds'
investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                       2

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), or a subadvisor ("Sub-Advisor"), in its discretion might, but is not required to, use in managing each Fund's portfolio assets. For purposes of this section only, references to the "Advisor" may also refer to a Fund's Sub-Advisor. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the
Corporation's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                                       3

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of a Fund's investment policies, the Fund's investments in
ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Exchange Traded Funds (ETFs). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the
Funds. The Funds will also incur brokerage costs when purchasing and selling shares of ETFs. See also "Investment Techniques-Investment Company Securities".

Eurodollar Instruments. A fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to

                                       4

economic structures that are generally less diverse and mature than in the
United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a
Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. During this period, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus

                                       5

increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery.
Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect a country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

                                       6

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities,

                                       7

a fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, such Fund intends to comply with its fundamental and non-fundamental policies regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                       8

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

                                       9

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

High-Yield/High-Risk Bonds. DWS Dreman Concentrated Value Fund may purchase debt securities which are rated below investment-grade (commonly referred to as "junk bonds"), that is, rated below Baa by Moody's or below BBB by S&P or similarly rated by another NRSRO and unrated securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk
(including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk to principal and income, and may be less liquid, than securities in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity securities. Securities rated D may be in default with respect to payment of principal or interest. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high-yield securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yield securities may experience financial stress.
During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect the Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The Fund may have difficulty disposing of certain high-yield securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, the Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse effect on the market price and the
Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's assets. Market quotations generally are available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of the Fund's investment objective by investment in such securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Advisor will determine whether it is in the best interests of the Fund to retain or dispose of such security.

Prices for high-yield securities may be affected by legislative and regulatory developments. Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest

                                       10

payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. A Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may

                                       11

become subject to market competition from which they were previously protected.
Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid
REITs. Investment in REITs may subject a fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a
Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those
REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a Fund) acquires a security (for purposes of this section, "Obligation")
and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.
The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a
Fund may encounter delay and incur costs before being able to sell the security.
Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the
Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price
(including interest), a Fund will direct

                                       12

the seller of the Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a
Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any
Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the Fund.

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of

                                       13

a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery

                                       14

of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered"
(i.e., a Fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the Fund during the term of the option to

                                       15

possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and
Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A
Fund will not sell put options if, as a result, more than 50% of the fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Funds from the definition of the term "commodity pool operator" under the Commodities Exchange
Act and, therefore, is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or a futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or

                                       16

the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

                                       17

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the
Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Fund

                                       18

sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

                                       19

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"),
Sub-Advisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each
Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions
(collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a
Sub-Advisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's
Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a
Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

                                       20

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

DIMA or the Advisor, which is part of DeAM, is the investment advisor for the
Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA, or a
Sub-Advisor, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions. The Advisor, or a Sub-Advisor, manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's
Board of Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor, or a
Sub-Advisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust
Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly owned subsidiary of
Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

With the exception of DWS Large Cap Value Fund, which has a single portfolio manager, each Fund is managed by a team of investment professionals, each of whom plays an important role in the Funds' management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in the Funds' prospectuses, as of the date of the Funds' prospectuses. Composition of each team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreements

Pursuant to an investment management agreement with each of DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund,

                                       21

the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more
Funds if elected to such positions. To the extent permissible by law, the
Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current investment management agreements, dated April 5, 2002, for DWS
Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund were last renewed by the Directors on September 17, 2007. The current agreements for DWS
Dreman Concentrated Value Fund and DWS Dreman Mid Cap Value Fund dated June 1,
2005 and August 1, 2005, respectively, were last renewed by the Directors on
September 17, 2007. The agreements will continue in effect until September 30,
2008, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such agreements or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of a Fund.

Effective February 5, 2007, the Board of Directors of DWS Large Cap Value Fund
terminated the Fund's prior investment management agreement with DIMA, and replaced it with an interim investment management agreement with DIMA. Except for the period of effectiveness, the terms of the interim investment management agreement were identical to the prior investment management agreement. Effective
April 25, 2007, the shareholders of DWS Large Cap Value Fund approved a new investment management agreement (the "Investment Management Agreement") with
DIMA that replaced the interim investment management agreement. Under the new
Investment Management Agreement, DIMA provides portfolio management and related services. Under a separate administrative services agreement, DIMA provides administrative services to the Fund. Under the prior investment management agreement and interim investment management agreement, DIMA provided both investment advisory and administrative services and received a management fee that compensated it for both types of services. The new arrangement's separation of advisory and administrative services into separate agreements did not result in any substantive change in the aggregate scope of services being provided to the Fund. Moreover, the corresponding separation of advisory and administrative service fees into separate agreements did not result in any increase in aggregate fees paid to DIMA.

The Investment Management Agreement will remain effective through September 30,
2008, and it will continue from year to year thereafter only if its continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Board of
Directors, including a

                                       22

majority of the non-interested Directors most recently approved the Investment
Management Agreement on September 19, 2007. The advisory fee rates are payable monthly at the annual rate shown below.

The Fund's investment management agreements may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each investment management agreement, the Advisor regularly provides each
Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation,
By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Board of Directors regarding the conduct of the business of each Fund.

Other than DWS Large Cap Value Fund, under each Fund's investment management agreement , the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company, including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund
(such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Directors.

Pursuant to a sub-administration agreement between the Advisor and State Street
Bank & Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets                            DWS Large Cap Value Fund*
------------------------                            -------------------------
$0 - $1.5 billion                                   0.425%
Over $1.5 billion - $2 billion                      0.400%
Over $2 billion - $3 billion                        0.375%
Over $3 billion - $4 billion                        0.350%
Over $4 billion - $5 billion                        0.325%
Over $5 billion                                     0.300%

*        Fee rate effective April 25, 2007. Prior to this date the Fund paid the following rates:

                                       23

Average Daily Net Assets                             DWS Large Cap Value Fund
------------------------                             ------------------------

$0 - $1.5 billion                                             0.525%
Over $1.5 billion - $2 billion                                0.500%
Over $2 billion - $3 billion                                  0.475%
Over $3 billion - $4 billion                                  0.450%
Over $4 billion - $5 billion                                  0.425%
Over $5 billion                                               0.400%

                                            DWS Dreman High Return Equity Fund
                                                      and DWS Dreman
Average Daily Net Assets                           Small Cap Value Fund
------------------------                           --------------------

$0 - $250 million                                          0.750%
Over $250 million - $1 billion                             0.720%
Over $1 billion - $2.5 billion                             0.700%
Over $2.5 billion - $5 billion                             0.680%
Over $5 billion - $7.5 billion                             0.650%
Over $7.5 billion - $10 billion                            0.640%
Over $10 billion - $12.5 billion                           0.630%
Over $12.5 billion                                         0.620%

                                                               DWS Dreman
Average Daily Net Assets                                 Concentrated Value Fund
------------------------                                 -----------------------

$0 - $250 million                                                0.800%
Over $250 million - $1 billion                                   0.780%
Over $1 billion - $2.5 billion                                   0.760%
Over $2.5 billion                                                0.740%

Average Daily Net Assets                         DWS Dreman Mid Cap Value Fund
------------------------                         -----------------------------

$0 - $250 million                                        0.75%
Over $250 million - $1 billion                           0.72%
Over $1 billion - $2.5 billion                           0.70%
Over $2.5 billion to $4 billion                          0.68%
Over $4 billion                                          0.66%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

                                       24

The advisory fees incurred by each Fund for its last three fiscal years are shown in the table below.

                                                 Amount    Amount                 Amount      Amount
                                  Fiscal Year    Waived  Reimbursed  Fiscal Year  Waived    Reimbursed
Fund                                 2007         2007      2007        2006        2006       2006     Fiscal Year 2005
----                                 ----         ----      ----        ----        ----       ----     ----------------

DWS Large Cap Value Fund          $8,550,419       --     $18,494   $10,046,511      --       $21,433     $10,288,958
DWS Dreman Concentrated Value       $589,704   $194,662        --      $407,579  $191,844     $58,596         $65,191
Fund*
DWS Dreman High Return Equity    $60,511,761       --     $94,008   $53,337,058      --       $88,724     $44,313,671
Fund
DWS Dreman Mid Cap Value Fund*      $550,199   $172,609        --      $190,836  $190,836     $73,136         $12,493
DWS Dreman Small Cap Value Fund  $15,056,842       --     $21,701    $9,375,452      --       $14,916      $6,537,020

*         DWS Dreman Concentrated Value Fund commenced operations on June 1,
          2005. DWS Mid Cap Value Fund commenced operations on August 1, 2005.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
DWS Large Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 1.14% for Class A shares and 1.89% for Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
DWS Large Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 0.65% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Concentrated Value Fund so that the total operating expenses will not exceed 1.31% for Class A shares and 2.06% for both Class B and Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman High Return Equity Fund to the extent necessary to maintain the
Fund's total operating expenses at 1.12% for Class A shares, 1.96% for Class B shares and 1.87% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through October 20, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of
Dreman High Return Equity Fund to the extent necessary to maintain the Fund's total operating expenses at 0.83% for Institutional Class shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Mid Cap Value Fund to the extent necessary to maintain the Fund's total operating expenses at 1.35% for Class A shares, 2.05% for Class B shares and 2.05% for Class C shares, respectively, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of DWS Dreman Mid Cap Value Fund to the extent necessary to

                                       25

maintain the Fund's total operating expenses at 1.00% excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers'
commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each
Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each
Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each investment management agreement and in discussions with the Advisor concerning such agreement, the Directors of the
Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a
Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the
Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank
AG has granted a license to the Funds to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Sub-Advisors

Sub-Advisor to DWS Large Cap Value Fund:

Effective April 25, 2007, with respect to DWS Large Cap Value Fund, the shareholders approved a new sub-advisory agreement (the "Sub-Advisory
Agreement") between Deutsche Asset Management International GmbH ("DeAMi" or
"Sub-Advisor") and DIMA. Except for the period of effectiveness, the terms of the Sub-Advisory Agreement are identical to the terms of the prior interim sub-advisory agreement that went into effect on February 5, 2007. The
Sub-Advisory Agreement will remain effective until September 30, 2008, and will continue from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors

                                       26

of the Corporation. The Board of Directors, including a majority of the non-interested Directors last approved the Sub-Advisory Agreement on September
19, 2007.

Effective February 5, 2007, DeAMi, an investment advisor registered with the US
Securities and Exchange Commission, became sub-advisor to DWS Large Cap Value
Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany,
renders investment advisory and management services to the Fund pursuant to the terms of the sub-advisory Agreement. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the sub-advisory Agreement,
DeAMi manages the investment and reinvestment of the Fund's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as Sub-Advisor to DWS Large Cap Value
Fund at the annual rates shown below:

Average Daily Net Assets                                              Fee Rate
------------------------                                              --------

First $1.5 billion                                                    0.2025%
Next $500 million                                                     0.1900%
Next $1 billion                                                       0.1775%
Next $1 billion                                                       0.1650%
Next $1 billion                                                       0.1525%
Thereafter                                                            0.1400%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of
DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Sub-Advisory Agreement.

Sub-Advisor to DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity
Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund:

Dreman Value Management, L.L.C. ("DVM" or a "Sub-Advisor"), 520 East Cooper
Avenue Suite 230-4, Aspen, Colorado 81611, is the Sub-Advisor for DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund. DVM serves as Sub-Advisor pursuant to the terms of sub-advisory agreements between it and the Advisor .
DVM was formed in April 1977 and is controlled by David Dreman. Under the terms of the sub-advisory agreements, DVM manages the investment and reinvestment of the Funds' assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as Sub-Advisor for DWS Dreman Small Cap Value Fund since January 18,
2002. DVM has served as Sub-Advisor for DWS Dreman Concentrated Value Fund and
DWS Dreman Mid Cap Value Fund since their inception. DVM has served as subadvisor for DWS Dreman High Return Equity Fund since its inception.

The Advisor currently pays DVM for its services sub-advisory fees, payable monthly, as a percentage of average daily net assets as shown below:

  Average Daily Net Assets                 DWS Dreman Concentrated Value Fund
  ------------------------                 ----------------------------------

  $0 - $250 million                                        0.400%
  Over $250 million - $1 billion                           0.390%
  Over $1 billion - $2.5 billion                           0.380%
  Over $2.5 billion                                        0.370%

  Average Daily Net Assets                   DWS Dreman Mid Cap Value Fund
  ------------------------                   -----------------------------

  $0 - $500 million                                        0.375%

                                       27

  Average Daily Net Assets                   DWS Dreman Mid Cap Value Fund
  ------------------------                   -----------------------------

  Over $500 million                                        0.340%

Average Daily Net Assets                     DWS Dreman Small Cap Value Fund
------------------------                     -------------------------------

$0 - $500 million                                         0.375%
Over $500 million                                         0.340%

DWS Dreman High Return Equity Fund

Effective October 1, 2007, pursuant to an amendment to the Fund's sub-advisory agreement approved by the Fund's Board of Trustees, the Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.250% of the Fund's average daily net assets. The sub-advisory fee is paid by the Advisor not the Fund.

Prior to October 1, 2007, the Advisor paid DVM for its services a sub-advisory fee, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets                                 Annual Rate
------------------------                                 -----------

$0 - $250 million                                           0.240%
Over $250 million - $1 billion                              0.230%
Over $1 billion - $2.5 billion                              0.224%
Over $2.5 billion - $5 billion                              0.218%
Over $5 billion - $7.5 billion                              0.208%
Over $7.5 billion - $10 billion                             0.205%
Over $10 billion - $12.5 billion                            0.202%
Over $12.5 billion                                          0.198%

The sub-advisory agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of
DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreements.

The sub-advisory agreements with DVM were last approved on September 19, 2007 and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of a Fund, or (b) by a majority of the outstanding voting securities of a Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of a Fund or by a vote of a majority of the outstanding securities of a Fund, and will terminate automatically upon assignment or upon termination of each Fund's investment management agreement.
DVM may terminate the sub-advisory agreement for a Fund at any time upon 90 days' written notice to the Advisor.

The sub-advisory fees paid by the Advisor for each Fund's last three fiscal years are shown in the table below.

Fund                                           Fiscal 2007   Fiscal 2006    Fiscal 2005
----                                           -----------   -----------    -----------

DWS Dreman Concentrated Value Fund*              $265,674      $181,538        $19,892

                                       28

Fund                                           Fiscal 2007   Fiscal 2006    Fiscal 2005
----                                           -----------   -----------    -----------

DWS Dreman High Return Equity Fund            $18,386,793   $16,484,701    $13,700,258
DWS Dreman Mid Cap Value Fund*                   $242,306       $66,599         $5,036
DWS Dreman Small Cap Value Fund                $6,685,225    $4,179,274     $3,077,159

*        DWS Dreman Concentrated Value Fund commenced operations on June 1,
         2005. DWS Dreman Mid Cap Value Fund commenced operations on August 1,
         2005.

Compensation of Portfolio Managers

DWS Large Cap Value Fund. Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary. o The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of
         all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate
         Morningstar and Lipper peer group universes and/or benchmark index(es)
         with respect to each account. Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.
o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

                                       29

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund, and DWS Dreman Small Cap Value Fund. The Funds have been advised that the Sub-Advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Sub-Advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-Advisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to each Fund's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-Advisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-Advisor's profit sharing plan, a defined contribution plan that allows the Sub-Advisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The
Sub-Advisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-Advisor's profit sharing plan vest over a specified term. Finally all employees of the Sub-Advisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

Relative ranking of each Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. Each Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

Relative performance of each Fund's performance against the pre-determined indices for the product strategy against which each Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to each Fund's benchmark index.

Performance of each Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective.
This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o        Ability to work well with other members of the investment professional team and mentor junior members.

o        Contributions to the organizational overall success with new product strategies.

                                       30

o        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                                                  Dollar Range of
Name of Portfolio Manager          DWS Large Cap Value Fund                 All DWS Fund Shares Owned
-------------------------          ------------------------                 -------------------------

Thomas Schuessler                             $0                                $50,001-$100,000

                                 DWS Dreman
                            Concentrated Value    DWS Dreman High    DWS Dreman Mid Cap    DWS Dreman Small
Name of Portfolio Manager           Fund        Return Equity Fund       Value Fund         Cap Value Fund
-------------------------           ----        ------------------       ----------         --------------

David N. Dreman                      $0           Over $1,000,000            $0                   $0
F. James Hutchinson                  $0                 $0                   $0                  N/A
E. Clifton Hoover                    $0                 $0                   N/A                  $0
Mark Roach                          N/A                 N/A                  $0                   $0

Conflicts of Interest

DWS Large Cap Value Fund. In addition to managing the assets of each Fund, each
Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

DWS Large Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of      Total Assets of    Number of Investment
                                      Registered        Registered         Company Accounts       Total Assets of
                                      Investment        Investment               with           Performance-Based
Name of Portfolio Manager              Companies         Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------         ---------       ---------------------     ------------

Thomas Schuessler                          1           $273,547,517                0                     0

                                       31

DWS Large Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                            Number of Pooled
                                      Number of                            Investment Vehicle
                                       Pooled        Total Assets of         Accounts with        Total Assets of
                                     Investment     Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles           Vehicles                 Fee              Fee Accounts
-------------------------             --------           --------                 ---              ------------

Thomas Schuessler                         0                 0                      0                     0

DWS Large Cap Value Fund

Other Accounts Managed:

                                                                            Number of Other
                                                                             Accounts with      Total Assets of
                                      Number of   Total Assets of Other   Performance-Based      Performance-
Name of Portfolio Manager          Other Accounts        Accounts                 Fee          Based Fee Accounts
-------------------------          --------------        --------                 ---          ------------------

Thomas Schuessler                         2           $6,500,000,000               1             $1,200,000,000

DWS Dreman Concentrated Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of    Total Assets of     Number of Investment
                                      Registered      Registered         Company Accounts       Total Assets of
                                      Investment      Investment               with            Performance-Based
Name of Portfolio Manager              Companies       Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------       ---------       ---------------------     ------------

David N. Dreman                           21        $15,900,000,000              0                    $0
F. James Hutchinson                       15        $14,500,000,000              0                    $0
E. Clifton Hoover                          8        $11,800,000,000              0                    $0

DWS Dreman High Return Equity Fund

Other SEC Registered Investment Companies Managed:

                                      Number of     Total Assets of     Number of Investment
                                      Registered       Registered         Company Accounts       Total Assets of
                                      Investment       Investment               with            Performance-Based
Name of Portfolio Manager              Companies        Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------        ---------       ---------------------     ------------

David N. Dreman                           21         $7,600,000,000               0                    $0
F. James Hutchinson                       15         $6,300,000,000               0                    $0
E. Clifton Hoover                          8         $3,500,000,000               0                    $0

                                       32

DWS Dreman Mid Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of    Total Assets of     Number of Investment
                                      Registered       Registered         Company Accounts       Total Assets of
                                      Investment       Investment               with            Performance-Based
Name of Portfolio Manager              Companies        Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------        ---------       ---------------------     ------------

David N. Dreman                           21         $15,900,000,000              0                    $0
F. James Hutchinson                        8         $11,800,000,000              0                    $0
Mark Roach                                12         $3,300,000,000               0                    $0

DWS Dreman Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                      Number of     Total Assets of    Number of Investment
                                      Registered       Registered         Company Accounts       Total Assets of
                                      Investment       Investment               with            Performance-Based
Name of Portfolio Manager              Companies        Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------        ---------       ---------------------     ------------

David N. Dreman                           21         $13,900,000,000              0                    $0
E. Clifton Hoover                         15         $12,500,000,000              0                    $0
Mark Roach                                12         $1,300,000,000               0                    $0

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                          Number of Pooled
                                      Number of                           Investment Vehicle
                                       Pooled      Total Assets of         Accounts with        Total Assets of
                                     Investment   Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager             Vehicles         Vehicles                 Fee              Fee Accounts
-------------------------             --------         --------                 ---              ------------

David N. Dreman                           9       $409,000,000                   4              $57,900,000
F. James Hutchinson                       0            $0                        0                  $0
E. Clifton Hoover                         0            $0                        0                  $0
Mark Roach                                0            $0                        0                  $0

                                       33

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based    Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                 Fee             Fee Accounts
-------------------------          --------------          --------                 ---             ------------

David N. Dreman                       205            $2,700,000,000                  0                   $0
F. James Hutchinson                    0                   $0                        0                   $0
E. Clifton Hoover                     186            $2,600,000,000                  0                   $0
Mark Roach                             19             $109,000,000                   0                   $0

DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS
Dreman Mid Cap Value Fund, and DWS Dreman Small Cap Value Fund. The Sub-Advisor
manages clients' accounts using a contrarian value investment strategy. For both its strategies the Sub-Advisor utilizes a model portfolio and rebalances client's accounts whenever changes are made to the model portfolio. In addition the Sub-Advisor aggregates its trades and allocates the trades to all clients'
accounts in an equitable manner. The Sub-Advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the
Sub-Advisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The Sub-Advisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the
Fund are generally aggregated with trades done for its regular client accounts.

The Sub-Advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Large Cap Value Fund. In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased

                                       34

         or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Funds, the Advisor, the Sub-Advisors and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Sub-Advisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor's and the Sub-Advisors' Codes of Ethics
contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process of the Advisor. Exceptions to these and other provisions of the
Advisors, DeAMi and DVM's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

                                       35

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the Securities and Exchange
Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset
Management, Inc. ("DAMI") and DIMA, the investment advisors to many of the DWS
Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by
DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and
Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as Financial Industry Regulatory Authority
("FINRA")) announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder
Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.)
settled administrative proceedings regarding

                                       36

disclosure of brokerage allocation practices in connection with sales of the
Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute
Scudder Fund shares. These directed brokerage practices were discontinued in
October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Effective April 25, 2007, DWS Large Cap Value Fund entered into an administrative services agreement with the Advisor (the "Administrative Services
Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets. For the period from April 25, 2007 through November 30, 2007, the
Advisor received an administration fee of $1,113,738.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets;

                                       37

reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof; provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services
Agreement. The Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Distributor

Pursuant to separate Underwriting and Distribution Services Agreements (each a
"Distribution Agreement"), DWS Scudder Distributors, Inc. ("DWS-SDI"), 222 South
Riverside Plaza, Chicago, Illinois 60606, an affiliate of the Advisor, is the principal underwriter and distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of each Fund, as applicable, and acts as agent of each Fund in the continuous offering of its shares. The Distribution Agreement for each Fund, dated April 5, 2002, was last approved by the Directors on
September 19, 2007 and continues in effect from year to year so long as such continuance is approved at least annually by a vote of the Board of Directors of each Fund, including the Directors who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution
Agreement.

Each Distribution Agreement automatically terminates in the event of its assignment and may be terminated for a class at any time without penalty by each
Fund or by DWS-SDI upon 60 days' notice. Termination by each Fund with respect to a class may be by vote of (i) a majority of the Board members who are not interested persons of each Fund and who have no direct or indirect financial interest in the Distribution Agreement, or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material amendments must be approved by the Board of Directors in the manner described above with respect to the continuation of the Distribution Agreement.
The provisions concerning continuation, amendment and termination of a
Distribution Agreement are on a series by series and class-by-class basis.

DWS-SDI bears all of its expenses of providing services pursuant to the
Distribution Agreement, including the payment of any commissions. Each Fund pays the cost for the prospectus and shareholder reports to be typeset and printed for existing shareholders, and DWS-SDI, as principal underwriter, pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective investors. DWS-SDI also pays for supplementary sales literature and advertising costs. As indicated under "Purchase of Shares,"
DWS-SDI retains any sales charge upon the purchase of Class A shares and pays or allows concessions or discounts to firms for the sale of the Funds' shares.
DWS-SDI receives no compensation from the Funds as principal underwriter for
Class A and Institutional shares, except as described below. DWS-SDI receives compensation from the Funds as principal underwriter for Class B, Class C and
Class R shares, as applicable.

Shareholder and administrative services are provided to each Fund on behalf of
Class A, Class B, Class C and Class R shareholders, as applicable, under a
Shareholder Services Agreement (the "Services Agreement") with DWS-SDI. The
Services Agreement continues in effect from year to year so long as such continuance is approved for each Fund at least annually by a vote of the Board of the applicable Fund, including the Board members who are not interested persons of the Fund and who have no direct or indirect financial interest in the
Services Agreement. The Services Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by DWS-SDI upon 60 days' notice. Termination with respect to the Class A, B,
C or R shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the Services Agreement, or (ii) a
"majority of the outstanding voting securities," as defined under the 1940 Act, of the Class A, B, C or R shares. The Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding voting securities of such class of the Fund, and all material amendments must in any event be approved by the Board of
Directors in the manner described above with respect to the continuation of the
Services Agreement.

                                       38

Under the Services Agreement, DWS-SDI may provide or appoint various broker-dealer firms and other service or administrative firms ("firms") to provide information and services to investors in a Fund. Typically, DWS-SDI appoints firms that provide services and facilities for their customers or clients who are investors in a Fund. Firms appointed by DWS-SDI provide such office space and equipment, telephone facilities and personnel as is necessary or beneficial for providing information and services to their clients. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing those services pursuant to the
Services Agreement, including the payment of a service fee to firms (as defined below). As indicated under the Rule 12b-1 Plan section, DWS-SDI receives compensation from the Funds for its services under the Services Agreement.

Rule 12b-1 Plans

Each Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1 Distribution Plan") that provides for fees payable as an expense of the Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution services for those classes. Pursuant to a plan adopted under Rule
12b-1, shareholder and administrative services are provided to the applicable
Fund on behalf of its Class A, B, C and R shareholders under each Fund's
Services Agreement with DWS-SDI (each a "Rule 12b-1 Service Plan"). Because
12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule 12b-1 Distribution Plans for Class B, Class C and Class R shares provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide operational efficiencies and economies of scale. The Rule 12b-1 Service Plans provide compensation to DWS-SDI or intermediaries for post-sales servicing. Since each Distribution Agreement provides for fees payable as an expense of Class B, Class C and Class R shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is approved and reviewed separately for Class B, Class C and Class
R shares in accordance with Rule 12b-1 under the 1940 Act, which regulates the manner in which an investment company may, directly or indirectly, bear the expenses of distributing its shares. The Distribution Agreement may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the
Fund. Similarly, the Services Agreement is approved and reviewed separately for
Class A, Class B, Class C and Class R shares in accordance with Rule 12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligation of the Funds to make payments to DWS-SDI pursuant to the Rule 12b-1 Plan will cease and the Funds will not be required to make any payments not previously accrued past the termination date. Thus, there is no legal obligation for the
Funds to pay any expenses incurred by DWS-SDI other than fees previously accrued and payable under a Rule 12b-1 Plan, if for any reason the Rule 12b-1 Plan is terminated in accordance with its terms. Future fees under the Rule 12b-1 Plan may or may not be sufficient to cover DWS-SDI for its expenses incurred. On the other hand, under certain circumstances, DWS-SDI might collect in the aggregate over certain periods more in fees under the Rule 12b-1 Plan than it has expended over that same period in providing distribution services for the Funds. In connection with Class B shares, for example, if shares of the Funds were to appreciate (resulting in greater asset base against which Rule 12b-1 fees are charged) and sales of the Funds' shares were to decline (resulting in lower expenditures by DWS-SDI under the Rule 12b-1 Plan), fees payable could exceed expenditures. This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan simply due to the timing of expenses incurred by DWS-SDI that is not matched to the timing of revenues received (e.g., a sales commission may be paid by DWS-SDI related to an investment in year 1, while the Rule 12b-1 fee to DWS-SDI related to that investment may accrue during year 1 through year
6 prior to conversion of the investment to Class A shares). As a result, if
DWS-SDI's expenses are less than the Rule 12b-1 fees, DWS-SDI will retain its full fees and make a profit.

                                       39

Class B, Class C and Class R Shares

Distribution Services. For its services under the Distribution Agreement,
DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the
Fund attributable to its Class B shares. This fee is accrued daily as an expense of Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of Class B shares at a commission rate of 3.75%.

For its services under the Distribution Agreement, DWS-SDI receives a fee from each Fund under its Rule 12b-1 Distribution Plan, payable monthly, at the annual rate of 0.75% of average daily net assets of the Fund attributable to Class C shares. This fee is accrued daily as an expense of Class C shares. DWS-SDI generally advances to firms the first year distribution fee at a rate of 0.75%
of the purchase price of Class C shares. However, DWS-SDI does not advance the first year distribution fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to Class C shares maintained and serviced by the firm. This fee continues until terminated by DWS-SDI or the applicable Fund. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class C shares.

For its services under the Distribution Agreement, DWS-SDI receives a fee from
DWS Dreman High Return Equity Fund under its Rule 12b-1 Distribution Plan, payable monthly, at an annual rate of 0.25% of average daily net assets attributable to Class R sales.

Class A, Class B, Class C and Class R Shares

Shareholder Services. For its services under the Services Agreement, DWS-SDI receives a shareholder services fee from each Fund under a Rule 12b-1 Service
Plan, payable monthly, at an annual rate of up to 0.25% of the average daily net assets of Class A, B, C and R shares, as applicable.

With respect to Class A and R Shares of a Fund, as applicable, DWS-SDI pays each firm a service fee, payable quarterly, at an annual rate of up to 0.25% of the net assets in Fund accounts that it maintains and services attributable to Class
A and Class R Shares of a Fund, commencing with the month after investment. With respect to Class B and Class C Shares of a Fund, DWS-SDI generally advances to firms the first-year service fee at a rate of up to 0.25% of the purchase price of such shares. However, DWS-SDI does not advance the first year service fee to firms for sales of Class C shares to employer-sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP,
Inc. under an alliance with DWS-SDI and its affiliates. For periods after the first year, DWS-SDI currently intends to pay firms a service fee at a rate of up to 0.25% (calculated monthly and paid quarterly) of the net assets attributable to Class B and Class C shares of a Fund maintained and serviced by the firm.
Firms to which service fees may be paid include affiliates of DWS-SDI. In addition DWS-SDI may, from time to time, pay certain firms from its own resources additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of a Fund.

DWS-SDI also may provide some of the above services and may retain any portion of the fee under the Services Agreement not paid to firms to compensate itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder services fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net assets based upon Fund assets in accounts for which a firm provides administrative services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts for which there is no firm of record (other than DWS-SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged against all assets of each Fund while this procedure is in effect will depend upon the proportion of Fund assets that is held in accounts for which a firm of record provides shareholder services. The Board of each
Fund, in its discretion, may approve basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses of the Funds paid in connection with the Rule 12b-1 Plans for each class of shares are set forth below. A portion of the marketing and sales and operating expenses shown below could be considered overhead expenses.

                                       40

                                               -----------------------------------------------
                                                 12b-1 Compensation to Underwriter for the
                                                Twelve-Month Period Ended September 30, 2007
                                               -------------- -------------- -----------------

                                                   12b-1          12b-1           12b-1
                                               Distribution    Shareholder     Compensation
                                                   Fees       Services Fees   Paid to Firms
-------------------------------- ------------- -------------- -------------- -----------------

DWS Dreman  Concentrated  Value  Class A       $0             $117,720       $117,286
Fund
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $20,544        $4,489         $22,473
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $112,152       $35,684        $206,117
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman High  Return  Equity  Class A       $0             $14,272,283    $0
Fund
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $5,206,993     $1,703,267     $2,753,378
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $8,404,378     $2,699,182     $12,775,521
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class R       $81,573        $52,392        $155,104
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman Mid Cap Value Fund    Class A       $0             $76,485        $76,584
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $22,166        $6,977         $48,317
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $97,896        $29,396        $211,751
-------------------------------- ------------- -------------- -------------- -----------------
DWS Dreman Small Cap Value Fund  Class A       $1,195         $3,061,584     $853
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $827,145       $269,175       $473,399
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $2,081,577     $658,996       $3,050,156
-------------------------------- ------------- -------------- -------------- -----------------
DWS Large Cap Value Fund         Class A       $344           $826,428       $784,857
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class B       $258,666       $84,681        $109,498
-------------------------------- ------------- -------------- -------------- -----------------
                                 Class C       $254,988       $82,334        $350,639
-------------------------------- ------------- -------------- -------------- -----------------

                                               ------------------------------------------------------------------------
                                                    Other Expenses Paid by Underwriter for the
                                                   Twelve-Month Period Ended September 30, 2007
                                           --------------- -------------- ------------- -------------- ------------
                                            Advertising,
                                               Sales,
                                             Literature
                                                and                        Marketing
                                            Promotional     Prospectus     and Sales     Postage and     Imputed
                                             Materials       Printing       Expenses       Mailing      Interest
-----------------------------------------------------------------------------------------------------------------
DWS Dreman  Concentrated  Value  Class A   $133,878        $11,063        $29,875       $8,684         $0
Fund
-----------------------------------------------------------------------------------------------------------------
                                 Class B   $2,719          $231           $581          $178           $2,876
-----------------------------------------------------------------------------------------------------------------
                                 Class C   $24,908         $2,104         $5,371        $1,494         $0
-----------------------------------------------------------------------------------------------------------------
DWS Dreman High  Return  Equity  Class A   $5,586,855      $477,513       $1,244,588    $386,758       $0
Fund
-----------------------------------------------------------------------------------------------------------------
                                 Class B   $231,500        $19,548        $50,509       $15,142        $4,193,940
-----------------------------------------------------------------------------------------------------------------
                                 Class C   $1,073,246      $91,025        $234,135      $70,492        $0
-----------------------------------------------------------------------------------------------------------------
                                 Class R   $99,689         $8,572         $22,274       $7,252         $0
-----------------------------------------------------------------------------------------------------------------
DWS Dreman Mid Cap Value Fund    Class A   $131,482        $11,725        $27,692       $9,629         $0
-----------------------------------------------------------------------------------------------------------------
                                 Class B   $5,662          $493           $1,219        $435           $3,890
-----------------------------------------------------------------------------------------------------------------
                                 Class C   $56,798         $5,081         $12,223       $4,283         $0
-----------------------------------------------------------------------------------------------------------------
DWS Dreman Small Cap Value Fund  Class A   $3,721,713      $314,965       $796,192      $249,304       $0
-----------------------------------------------------------------------------------------------------------------
                                 Class B   $63,123         $5,048         $13,969       $3,632         $728,439
-----------------------------------------------------------------------------------------------------------------
                                 Class C   $614,034        $49,530        $134,436      $33,882        $0
-----------------------------------------------------------------------------------------------------------------
DWS Large Cap Value Fund         Class A   $253,462        $21,604        $55,334       $16,811        $0
-----------------------------------------------------------------------------------------------------------------
                                 Class B   $5,731          $451           $1,243        $394           $177,900
-----------------------------------------------------------------------------------------------------------------
                                 Class C   $19,493         $1,681         $4,172        $1,306         $0
-----------------------------------------------------------------------------------------------------------------

                                       41

The following table shows the aggregate amount of underwriting commissions paid to DWS-SDI, the amount in commissions it paid out to brokers, including amounts paid to affiliated firms, and the amount of underwriting commissions retained by
DWS-SDI.

                                                                                                     Aggregate
                                               Aggregate       Aggregate    Aggregate Commissions   Commissions
                                                 Sales        Commissions    Paid to Affiliated    Retained by
Fund                             Fiscal Year  Commissions    Paid to Firms          Firms             DWS-SDI
----                             -----------  -----------    -------------          -----             -------

DWS Large Cap
Value Fund

                                    2007         $63,000         $40,000                $12,000          $11,000
                                    2006         $72,000         $53,000                 $7,000          $12,000
                                    2005        $121,000         $77,000                $16,000          $28,000

DWS Concentrated
Value Fund
                                    2007         $26,000          $9,000                     $0          $17,000
                                    2006         $36,000         $14,000                     $0          $22,000
                                    2005         $31,000          $8,000                 $1,000          $22,000

DWS Dreman High Return Equity
Fund
                                    2007      $1,178,000        $682,000                $40,000         $456,000
                                    2006      $1,498,000        $781,000                $30,000         $687,000
                                    2005      $1,613,000        $813,000                $65,000         $735,000

DWS Dreman Mid Cap
Value Fund
                                    2007         $68,000         $21,000                 $2,000          $45,000
                                    2006         $41,000         $10,000                 $1,000          $30,000
                                    2005          $7,000          $1,000                     $0           $6,000

DWS Dreman Small Cap Value Fund
                                    2007         $68,000         $21,000                 $2,000          $45,000
                                    2006        $387,000        $173,000                 $7,000         $207,000
                                    2005        $288,000        $146,000                 $9,000         $133,000

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place,
Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Currently, DWS-SFAC receives no fee for its services to DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
Fund; however, subject to Board approval, DWS-SFAC may seek payment for its services under this agreement in the future. DWS-SFAC receives the following annual fee from both DWS Dreman Concentrated Value Fund and DWS Dreman Mid Cap
Value Fund: 0.025% of the first $150 million of average daily net assets,
0.0075% on the next $850 million, and 0.0045% over $1 billion plus holding and transaction charges for this service. The amount s charged to the Funds for the fiscal years ended November 30, 2007 and November 30, 2006 was:

                                       42

Fund                                          Amount Charged      Amount Waived
----                                          --------------      -------------
                                     2007          2006
                                     ----          ----

DWS Dreman Concentrated Value      $81,598            $99,826                $0
Fund

DWS Dreman Mid Cap Value Fund     $105,295           $134,211           $62,999

Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement.
The cost and expenses of such delegation are borne by DWS-SFAC, not by the
Funds.

Custodian

Each Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Directors pursuant to Rule
17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the
Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

SSB, as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Custodian fees may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Corporation ("DWS-SISC" or "Transfer Agent"),
210 W. 10th Street, Kansas City, MO , a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. DWS-SISC also serves as shareholder servicing agent for each Fund.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October 2006, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

DWS-SISC is the Transfer Agent for all classes of all DWS funds.

                                       43

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to each Fund and its Independent Directors.

Independent Registered Public Accounting Firm

The Financial Statements of each Fund are incorporated by reference in this
Statement of Additional Information in reliance on the reports of Ernst & Young
LLP, independent registered public accounting firm, 200 Clarendon Street,
Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy

                                       44

regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur. Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a
Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory

                                       45

reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:

DWS Large Cap Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $2,936,872 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,037,858 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,401,727 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                            Value of Securities Owned as of
                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                  (in thousands)
---------------------------------------------------                  --------------

 Bank of New York Mellon Corp.                                          $33,296
 Prudential Financial Inc.                                              $29,117
 JP Morgan Chas & Co.                                               $23,722

DWS Dreman Concentrated Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $48,846in commissions. For the fiscal year ended November 30,
2006, the Fund paid $21,210 in commissions. For the fiscal year ended November
30, 2005, the Fund paid $8,024 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                       Value of Securities Owned as of
                                                              November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)             (in thousands)
---------------------------------------------------             --------------

Washington Mutual Inc.                                              $2,428
Bank of America Corp.                                               $3,395
Wachovia Corp.                                                      $2,989

DWS Dreman High Return Equity Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,783,445 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $3,735,553 in commissions. For the fiscal year ended
November 30, 2005, the Fund paid $1,336,370 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                        Value of Securities Owned as of
                                                               November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)              (in thousands)
---------------------------------------------------              --------------

Washington Mutual Inc.                                              $257,704

                                       46

                                                        Value of Securities Owned as of
                                                               November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)              (in thousands)
---------------------------------------------------              --------------

PNC Financial Services Group                                        $231,187
Bank of America Corp.                                               $331,977
JP Morgan Chase & Co.                                                $24,113
US Bancorp                                                          $138,778
Wachovia Corp.                                                      $362,959

DWS Dreman Mid Cap Value Fund: For the fiscal year ended November 30, 2007, the
Fund paid $99,950.41 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $23,086 in commissions. For the fiscal year ended November
30, 2005, the Fund paid $4,977 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                         Value of Securities Owned as of
                                                                November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------

Comerica, Inc.                                                       $1,250
Marshall & Ilsley Corp.                                            $876

DWS Dreman Small Cap Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,098,169 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,666,993 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,668,544 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                            Value of Securities Owned as of
                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                  (in thousands)
---------------------------------------------------                  --------------

Waddell & Reed Financial, Inc.                                          $10,063
Stancorp Financial Group, Inc.                                          $13,903
Apollo Investment Corp.                                                 $14,864

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows
(fiscal years ended):

                                             November 30, 2007     November 30, 2006
                                             -----------------     -----------------

DWS Large Cap Value Fund                            86%                   76%
DWS Dreman Concentrated Value Fund                  58%                   38%
DWS Dreman High Return Equity Fund                  27%                   32%

                                       47

                                             November 30, 2007     November 30, 2006
                                             -----------------     -----------------

DWS Dreman Mid Cap Value Fund                       82%                   34%
DWS Dreman Small Cap Value Fund                     60%                   48%

Higher levels of activity by a Fund result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Fund's shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of the Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund
(including applicable sales charge) next determined after receipt in good order by DWS-SDI of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's possession may be sent to the transfer agent for cancellation and book-entry credit to such shareholder's account. Certain telephone and other procedures require book-entry holdings. Shareholders with outstanding certificates bear the risk of loss.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares.
Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a
Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized

                                       48

designees and accepted by a Fund. Further, if purchases or redemptions of a
Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The
Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder
Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories--"Core," "Strategic," "Satellite" or "Non-CSS"-taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;

o        The Fund's Morningstar rating;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core,
Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at www.dws-scudder.com, approximately one month after the end of each quarter. DWS Scudder Wholesalers will receive the highest compensation for
Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS
Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. A Fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written

                                       49

confirmations. During periods when it is difficult to contact the Shareholder
Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to Transfer Agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House
Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after the Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800)
621-1048. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and DWS-SDI can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, each Fund may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Funds'
prospectuses.

                                       50

Financial Services Firms' Compensation. Banks and other financial services firms may provide administrative services related to order placement and payment to facilitate transactions in shares of the Funds for their clients, and DWS-SDI may pay them a transaction fee up to the level of the discount or commission allowable or payable to dealers.

DWS-SDI may, from time to time, pay or allow to firms a 1% commission on the amount of shares of a Fund sold under the following conditions: (i) the purchased shares are held in a DWS Scudder IRA account, (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified retirement plan account maintained on the subaccount record keeping system maintained for
DWS-branded plans by ADP, Inc. under an alliance with DWS-SDI and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission. Furthermore, DWS-SDI may, from time to time, pay or allow to firms a 0.25% commission on the amount of Class R shares of DWS
Dreman High Return Equity Fund sold.

In addition to the discounts or commissions described herein and in the prospectus, DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of a Fund. In some instances, such amounts may be offered only to certain firms that sell or are expected to sell during specified time periods certain minimum amounts of shares of a Fund, or other Funds underwritten by
DWS-SDI.

Upon notice to all dealers, DWS-SDI may re-allow to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed, such dealers may be deemed to be underwriters as that term is defined in the 1933
Act.

DWS-SDI may at its discretion compensate investment dealers or other financial services firms in connection with the sale of Class A shares of the Fund in accordance with the Large Order NAV Purchase Privilege and one of the four compensation schedules up to the following amounts:

               Compensation Schedule #1:                          Compensation Schedule #2:
        Retail Sales and DWS Scudder Flex Plan(1)              DWS Scudder Retirement Plans(2)
        -----------------------------------------              -------------------------------
            Amount of             As a Percentage of Net     Amount of      As a Percentage of Net
           Shares Sold                  Asset Value         Shares Sold           Asset Value
           -----------                  -----------         -----------           -----------

$1 million to $3 million                   1.00%          Over $3 million         0.00%-0.50%
Over $3 million to $50 million             0.50%                 --                     --
Over $50 million                           0.25%                 --                     --

                Compensation Schedule #3:
                DWS Scudder Choice Plan(3)
                --------------------------
            Amount of                As a Percentage of
           Shares Sold                Net Asset Value
           -----------                ---------------

All Amounts                                1.00%

(1)      For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative amount invested by the purchaser in a Fund and other Funds listed under "Special Features -- Class A Shares --
         Combined Purchases," including purchases pursuant to the "Combined
         Purchases," "Letter of Intent" and "Cumulative Discount" features referred to below.

(2)      Compensation Schedules 2 applies to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates.

                                       51

(3)      DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI compensates firms for sales of Class B shares at the time of sale at a commission rate of up to 3.75% of the amount of Class B shares purchased.
DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class B shares. Except as provided below, for sales of Class C shares, DWS-SDI advances to firms the first year distribution fee at a rate of
0.75% of the purchase price of such shares, and, for periods after the first year, DWS-SDI currently pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares maintained and serviced by the firm. For sales of Class C shares to employer sponsored employee benefit plans using the OmniPlus subaccount record keeping system made available through ADP, Inc. under an alliance with
DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for periods after the date of sale, DWS-SDI currently pays firms a distribution fee, payable quarterly, at an annual rate of 0.75% based on net assets as of the last business day of the month attributable to Class C shares maintained and serviced by the firm. DWS-SDI is compensated by a Fund for services as distributor and principal underwriter for Class C shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

                                       52

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities

                                       53

Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company

                                       54

United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Class A Purchases. The public offering price of Class A shares for purchasers choosing the initial sales charge alternative is the net asset value plus a sales charge, as set forth below.

                                                                    Sales Charge
                                                                    ------------
                                                                                         Allowed to Dealers
                                           As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                           Offering Price*      Net Asset Value**        Offering Price
------------------                           --------------       ---------------          --------------

Less than $50,000                                  5.75%                  6.10%                 5.20%
$50,000 but less than $100,000                     4.50                   4.71                  4.00
$100,000 but less than $250,000                    3.50                   3.63                  3.00
$250,000 but less than $500,000                    2.60                   2.67                  2.25
$500,000 but less than $1 million                  2.00                   2.04                  1.75
$1 million and over                                .00***                  .00***               ****

*        The Offering Price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

***      Redemption of shares may be subject to a contingent deferred sales charge as discussed below.

****     Commission is payable by DWS-SDI as discussed below.

Class A Quantity Discounts. An investor or the investor's dealer or other financial services firm must notify the Shareholder Service Agent or DWS-SDI whenever a quantity discount or reduced sales charge is applicable to a purchase. In order to qualify for a lower sales charge, all orders from an organized group will have to be placed through a single investment dealer or other firm and identified as originating from a qualifying purchaser.

Combined Purchases. A Fund's Class A shares may be purchased at the rate applicable to the sales charge discount bracket attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

                                       55

Letter of Intent. The reduced sales charges for Class A shares, as shown in the applicable prospectus, also apply to the aggregate amount of purchases of Class
A shares of DWS Funds that bear a sales charge made by any purchaser within a
24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI.
The Letter, which imposes no obligation to purchase or sell additional Class A shares, provides for a price adjustment depending upon the actual amount purchased within such period. The Letter provides that the first purchase following execution of the Letter must be at least 5% of the amount of the intended purchase, and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending completion of the intended purchase. If the total investments under the Letter are less than the intended amount and thereby qualify only for a higher sales charge than actually paid, the appropriate number of escrowed shares are redeemed and the proceeds used toward satisfaction of the obligation to pay the increased sales charge. The
Letter for an employer-sponsored employee benefit plan maintained on the subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any increased sales charge resulting from a failure to complete the intended purchase under the Letter. A shareholder may include the value (at the maximum offering price, which is determined by adding the maximum applicable sales load charged to the net asset value) of all Class A shares of such DWS Funds held of record as of the initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative Discount. Class A shares of the Fund may also be purchased at the rate applicable to the discount bracket attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is applicable) already owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features described above, employer sponsored employee benefit plans using the
Flex subaccount record keeping system available through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include: (a) Money Market Funds as
"DWS Funds," (b) all classes of shares of any DWS Fund and (c) the value of any other plan investments, such as guaranteed investment contracts and employer stock, maintained on such subaccount record keeping system. Once eligible plan assets under this provision reach the $1,000,000 threshold, a later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current or former director or trustee of Deutsche or DWS mutual funds;

(b)      an employee (including the employee's spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank or its affiliates or of a Sub-Advisor to any fund in the DWS family of funds or of a broker-dealer authorized to sell shares of the Fund or service agents of the Funds;

(c)      certain professionals who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their families. DWS-SDI in its discretion may compensate financial services firms for sales of Class A shares under this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;

(f)      selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in Fund shares qualify;

                                       56

(g)      unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain investment advisors registered under the Investment
         Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DWS-SDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the Fund;

(i)      employer sponsored employee benefit plans using the Flex subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates, established prior to October
         1, 2003, provided that the Flex Plan is a participant-directed plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the acquisition of the assets of or merger or consolidation with another investment company, or to shareholders in connection with the investment or reinvestment of income and capital gain dividends, and under other circumstances deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m)      a direct "roll over" of a distribution from a Flex Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount record keeping system made available through
         ADP, Inc. under an alliance with DWS-SDI and its affiliates into a DWS
         Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging an investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of Fund shares at net asset value pursuant to this privilege, DWS-SDI may in its discretion pay investment dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in

                                       57

accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by
DWS-SDI. The privilege of purchasing Class A shares of the Fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases. Class B shares of a Fund are offered at net asset value. No initial sales charge is imposed. Class B shares sold without an initial sales charge allow the full amount of the investor's purchase payment to be invested in Class B shares for his or her account. Class B shares have a contingent deferred sales charge of 4.00% that declines over time (for shares sold within six years of purchase) and Rule 12b-1 fees, as described in the Funds'
Prospectuses and SAI. Class B shares automatically convert to Class A shares after six years.

Class C Shares. Class C shares of a fund are offered at net asset value. No initial sales charge is imposed, which allows the full amount of the investor's purchase payment to be invested in Class C shares for his or her account. Class
C shares are subject to a contingent deferred sales charge of 1.00% (for shares sold within one year of purchase) and Rule 12b-1 fees, as described in the
Funds' Prospectuses.

Multi-Class Suitability. DWS-SDI has established the following procedures regarding the purchase of Class A, Class B and Class C shares. Orders to purchase Class B shares of $100,000 or more and orders to purchase Class C shares of $500,000 or more will be declined with the exception of orders received from financial representatives acting for clients whose shares are held in an omnibus account and employer-sponsored employee benefit plans using the subaccount record keeping system ("System") maintained for DWS-branded plans under an alliance with DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and
"DWS Scudder Choice Plans").

The following provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice
Plans.

a.       Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder Flex Plans that were established on the System after
         October 1, 2003. Orders to purchase Class B shares for a DWS Scudder
         Flex Plan established on the System prior to October 1, 2003 that has regularly been purchasing Class B shares will be invested instead in
         Class A shares at net asset value when the combined subaccount value in
         DWS Funds or other eligible assets held by the plan is $100,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $100,000 threshold. A later decline in assets below the $100,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b.       Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a DWS Scudder Flex Plan, regardless of when such plan was established on the System, will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for the first purchase after eligible plan assets reach the $1,000,000 threshold. A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c.       Class C Share DWS Scudder Choice Plans. Orders to purchase Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing
         Class C shares will be invested instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more. This provision will be imposed for purchases made beginning in the month after eligible plan assets reach the $1,000,000 threshold. In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within one month after eligible plan assets reach the $1,000,000 threshold, all existing Class C shares held in the plan will be automatically converted to Class A shares.

The procedures above do not reflect in any way the suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability determination must be made by investors with the assistance of their financial representative.

                                       58

Purchase of Institutional Class and Class R Shares. Class R shares are only available for DWS Dreman High Return Equity Fund. Information on how to buy
Institutional Class and Class R shares is set forth in the section entitled
"Buying and Selling Shares" in the Funds' prospectuses. The following supplements that information. Investors may invest in Institutional Class shares by setting up an account directly with a Fund's transfer agent or through an authorized service agent. The minimum initial investment for Institutional Class
Shares is $1,000,000. The minimum initial investment for Institutional Class shares may be waived in certain circumstances. These minimum amounts may be changed at any time in management's discretion.

Investors may invest in Class R shares through certain retirement and other plans. There are no minimum investments for Class R shares. Class R shares are subject to an annual distribution and shareholder servicing fee of 0.50% (0.25%
distribution fee and 0.25% shareholder service fee). Employer-sponsored retirement plans include: all Section 401(a) and 457 plans, certain Section
403(b)(7) plans; 401 (k) profit sharing, money purchase pension and defined benefit plans; and non-qualified deferred compensation plans.

You may buy Class R shares if you are a participant in any of the following types of employer sponsored plans that offer R shares of the fund:

o         All section 401(a) and 457 plans

o        Certain section 403(b)(7) plans

o        401(k), profit sharing, money purchase pension and defined benefit plans

o        Non-qualified deferred compensation plans

DWS Dreman High Return Equity Fund's transfer agent monitors transactions in
Class R shares to help to ensure that investors purchasing Class R shares meet the above eligibility requirements. If the transfer agent is unable to verify that an investor meets the eligibility requirements for Class R, either following receipt of a completed application form within time frames established by the fund or as part of its ongoing monitoring, the transfer agent may take corrective action up to and including canceling the purchase order or redeeming the account.

Investors who establish shareholder accounts directly with a Fund's transfer agent should submit purchase and redemption orders as described in the prospectuses. Additionally, the Funds have authorized brokers to accept purchase and redemption orders for Institutional Class shares, as well as Class A, B, C and R shares, as applicable, for each Fund. Brokers, including authorized brokers of service organizations, are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf.
Investors who invest through brokers, service organizations or their designated intermediaries may be subject to minimums established by their broker, service organization or designated intermediary.

Investors who invest through authorized brokers, service organizations or their designated intermediaries should submit purchase and redemption orders directly to their broker, service organization or designated intermediary. The broker or intermediary may charge you a transaction fee. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, service organization or, if applicable, an authorized designee accepts the order. Shares of a Fund may be purchased or redeemed on any Business Day at the net asset value next determined after receipt of the order, in good order, by the Funds'
transfer agent.

To sell shares in a retirement account other than an IRA, your request must be made in writing, except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Automatic Investment Plan. A shareholder may purchase shares of the Fund through an automatic investment program. With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum $500 and maximum $250,000 for initial investments and a minimum of $50 and maximum of $250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the

                                       59

shareholder's Fund account. Termination by a shareholder will become effective within thirty days after the Shareholder Service Agent has received the request.
The Funds may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies. For current shareholders of Class A, B,
C or R shares there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement in Class A shares for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the
Advisor. There is no minimum subsequent investment required for Institutional
Class Shares.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a Sub-Advisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS Funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 621-1048 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement
Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money
Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.
These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund.
For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to a Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

                                       60

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to DWS-SDI, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption (prior to the imposition of any contingent deferred sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
A Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. The owner of $5,000 or more of a class of the Fund's shares at the offering price (net asset value plus, in the case of Class A shares, the initial sales charge) may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which shares subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from their account for any designated amount of $50 or more. Shareholders may

                                       61

designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by a Fund's transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of a Fund under the Plan have been liquidated or upon receipt by the Trust of notice of death of the shareholder.

The purchase of Class A shares while participating in an automatic withdrawal plan will ordinarily be disadvantageous to the investor because the investor will be paying a sales charge on the purchase of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent Deferred Sales Charge (CDSC). The following example will illustrate the operation of the CDSC. Assume that an investor makes a single purchase of
$10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the CDSC would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the
$1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3.00% ($300) because it was in the second year after the purchase was made.

The rate of the CDSC is determined by the length of the period of ownership.
Investments are tracked on a monthly basis. The period of ownership for this purpose begins the first day of the month in which the order for the investment is received. For example, an investment made in March of the year of investment will be eligible for the second year's charge if redeemed on or after March of the following year. In the event no specific order is requested when redeeming shares subject to a CDSC, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares.
DWS-SDI receives any CDSC directly. The charge will not be imposed upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions by a participant-directed qualified retirement plan described in Code Section 401(a), a participant-directed non-qualified deferred compensation plan described in Code Section 457 or a participant-directed qualified retirement plan described in Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions by employer-sponsored employee benefit plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)      redemption of shares of a shareholder (including a registered joint owner) who has died or is disabled (under certain circumstances);

(d)      redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social
         Security Administration);

(e)      redemptions under the Fund's Automatic Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account;

                                       62

(f)      redemptions of shares whose dealer of record at the time of the investment notifies DWS-SDI that the dealer waives the discretionary commission applicable to such Large Order NAV Purchase; and

(g)      redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived for the circumstances set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)      for redemptions made pursuant to any IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Internal Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i)      for redemptions to satisfy required minimum distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

(j)      in connection with the following redemptions of shares held by employer sponsored employee benefit plans maintained on the subaccount record keeping system made available through ADP under an alliance with
         DWS-SDI and its affiliates: (1) to satisfy participant loan advances
         (note that loan repayments constitute new purchases for purposes of the
         CDSC and the conversion privilege), (2) in connection with retirement distributions (limited at any one time to 12% of the total value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship provisions of the Internal Revenue Code,
         (4) representing returns of excess contributions to such plans and (5)
         in connection with direct "roll over" distributions from a Flex Plan into a DWS Scudder IRA under the Class A net asset value purchase privilege.

The Class C CDSC will be waived for the circumstances set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)      redemption of shares by an employer sponsored employee benefit plan that offers funds in addition to DWS Funds and whose dealer of record has waived the advance of the first year administrative service and distribution fees applicable to such shares and agrees to receive such fees quarterly; and

(l)      redemption of shares purchased through a dealer-sponsored asset allocation program maintained on an omnibus record-keeping system provided the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

Reinvestment Privilege. A shareholder who has redeemed Class A shares of a Fund
(other than Class A shares of the money funds purchased directly at net asset value) may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares of a Fund. A shareholder of a Fund who redeems Class A shares purchased under the Large Order NAV Purchase
Privilege (see "Purchase, Repurchase and Redemption of Shares - Initial Sales
Charge Alternative - Class A Shares") or Class B shares or Class C shares incurs a contingent deferred sales charge may reinvest up to the full amount redeemed at net asset value at the time of the reinvestment in Class A shares, Class B shares or Class C shares, as the case may be, of a Fund. The amount of any contingent deferred sales charge also will be reinvested. These reinvested shares will retain their original cost and purchase date for purposes of the contingent deferred sales charge. Also, a holder of Class B or Class C shares who has redeemed shares may reinvest up to the full amount redeemed, less any applicable contingent deferred sales charge that may have imposed upon the redemption of such shares, at net asset value in Class A shares of a Fund.
Purchases through the reinvestment privilege are subject to the minimum investment requirements applicable to the sharing being purchased. The reinvestment privilege can be used only once as to any specific shares and reinvestment must be effected within six months of the redemption. If a loss is realized on the redemption of a Funds' shares, the reinvestment in the same Fund may be subject to the "wash sale" rules if made within 30 days of the redemption, resulting in a postponement of the recognition of such loss for federal income tax purposes. In

                                       63

addition, upon a reinvestment, the shareholder may not be permitted to take into account sales charges incurred on the original purchase of shares in computing their taxable gain or loss. The reinvestment privilege may be terminated or modified at any time.

In-kind Redemptions. A Fund reserves the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request a taxable exchange of their shares for shares of the corresponding class of other DWS Funds without imposition of a sales charge, subject to the provisions below. For purposes of calculating any CDSC, amounts exchanged retain their original cost and purchase date.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund
--Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund
-- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund
Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund,
Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust
and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money
Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan (not applicable to Class R shares). The owner of $1,000 or more of any class of shares of a DWS Fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS Fund. Exchanges will be made automatically until the shareholder or the Fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Multi-Class Conversions. For purposes of conversion to Class A shares, shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, each Fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If a Fund does not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, a Fund may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually and DWS Large Cap Value Fund, DWS

                                       64

Dreman Concentrated Value Fund and DWS Dreman High Return Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and December each year. Each Fund intends to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Fund with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

The level of income dividends per share (as a percentage of net asset value)
will be lower for Class B and Class C shares than for Class A shares primarily as a result of the distribution services fee applicable to Class B and Class C shares. Distributions of capital gains, if any, will be paid in the same amount for each class.

Income and capital gain dividends, if any, of a Fund will be credited to shareholder accounts in full and fractional shares of the same class of the Fund at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.        To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of a Fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of a
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. The Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of the
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year each Fund issues to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as its Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                                       65

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the
United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the
IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

Each Fund has elected to be treated as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.).

Each Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

For federal income tax purposes, distributions of investment company taxable income (as such is defined in the Code) are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are determined by how long the applicable Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains derived from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects

                                       66

to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from certain foreign corporations.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.
Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable
US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level
US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

                                       67

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the
US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty)
on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a
Fund to non-US persons. Effective for taxable years of a Fund before January 1,
2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using

                                       68

matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a
Fund's Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by each Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by the Fund's Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members and
Officers of the Funds as of March 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche
Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board
Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

The following individuals hold the same position with the Fund and the
Corporation.

                                       69

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------

Paul K. Freeman (1950)         Consultant, World Bank/Inter-American Development Bank;                 59
Chairperson since 2007, and    formerly, Project Leader, International Institute for Applied
Board Member, 2002-present     Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                               Group, Inc. (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              59
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company);
                               Stockwell Capital Investments PLC (private equity). Former
                               Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                               Bank
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                59
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              59
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  John
                               B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                               Youbet.com (online wagering platform); Alberto-Culver Company
                               (manufactures, distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             59
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2001);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Chief Administrative Officer, Diamond Management & Technology           59
Board Member, 2004-present     Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                               (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                               of Metropolitan Chicago. Formerly Trustee, Ravinia Festival
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           59
Board Member, 1995-present     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------

                                       70

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting          62
Board Member, 2004-present     firm) (1983 to present). Formerly, Trustee of New York Board
                               DWS Funds.
-----------------------------------------------------------------------------------------------------------------

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Corporation and Length of      Principal Occupation(s) During Past 5 Years and
Time Served(1)                 Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director (3), Deutsche Asset Management (2006-present); President of
President, 2006-present        DWS family of funds; Director, ICI Mutual Insurance Company (since October
                               2007); formerly, Director of Fund Board Relations (2004-2006) and Director of
                               Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                               President Operations, Merrill Lynch Asset Management (1999-2000)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management
Vice President 2008 -
present, Secretary,
2001-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present        Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,           New York Life Investment Management LLC (2003-2005); legal associate, Lord,
2005-present                   Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,           Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Paul Antosca(5)                Director(3), Deutsche Asset Management (since 2006); formerly, Vice President,
(1957)                         The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-----------------------------------------------------------------------------------------------------------------
Jack Clark (5) (1967)          Director(3), Deutsche Asset Management (since 2007); formerly, Vice President,
Assistant Treasurer,           State Street Corporation (2002-2007)
2008-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3),Deutsche Asset Management
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Diane Kenneally(5) (1966)      Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present
-----------------------------------------------------------------------------------------------------------------

                                       71

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Corporation and Length of      Principal Occupation(s) During Past 5 Years and
Time Served(1)                 Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)        Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering          Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,            Operations Manager for AXA Financial (1999-2004)
2007-present
-----------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,      Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
2006-present                   The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                               (1984-1988)
-----------------------------------------------------------------------------------------------------------------

(1)      Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the
Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full
Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair),
Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8)
meetings during calendar year 2007.

                                       72

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines.
The members of the Nominating and Governance Committee are Shirley D. Peterson
(Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the
Corporation. The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman
(Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H.
Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other tasks as the full Board deems necessary. The members of the Valuation Committee are John W.
Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway (alternate) and
William McClayton (alternate). The Valuation Committee held one (1) meeting for
DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund and DWS Dreman High
Return Equity Fund and two (2) meetings for DWS Dreman Mid Cap Value Fund and
DWS Dreman Small Cap Value Fund during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W.
Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight
Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations
Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R.
Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight
Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H.
Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent
Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Funds and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board
Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan,
the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the
Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The
Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board
Member from each Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                       73

                                                                                                     Pension or        Total
                                       Compensation   Compensation                   Compensation    Retirement     Compensation
                       Compensation        from           from       Compensation        from         Benefits     Paid to Board
                           from         DWS Dreman     DWS Dreman        from         DWS Dreman       Accrued      Member from
Name of                DWS Large Cap  Concentrated    High Return   DWS Dreman Mid    Small Cap      as Part of      DWS Fund
Board Member            Value Fund      Value Fund    Equity Fund   Cap Value Fund    Value Fund    Fund Expenses  Complex(2)(3)(4)
------------            ----------      ----------    -----------   --------------    ----------    -------------  ----------------

John W. Ballantine         $6,390         $2,050        $11,050          $1,980         $6,630         $0            $215,000
Donald L. Dunaway          $6,020         $1,930        $10,450          $1,850         $6,240         $0            $202,500
James R. Edgar(1)          $5,655         $1,825        $10,185          $1,756         $5,865         $0            $190,000
Paul K. Freeman            $7,870         $2,540        $13,647          $2,448         $8,190         $0            $265,000
Robert B. Hoffman          $5,490         $1,760         $9,560          $1,700         $5,700         $0            $185,000
William McClayton          $6,090         $1,960        $10,530          $1,890         $6,310         $0            $205,000
Shirley D. Peterson(5)     $5,560         $1,790         $9,645          $1,720         $5,780         $0            $187,500
Robert H. Wadsworth        $6,090         $1,960        $10,530          $1,890         $6,310         $0            $245,250

(1)      Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
         Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor)
         payable from the Funds to Governor Edgar are $148,538.

(2)      For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year
         2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

(3)      Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

(4)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D& O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the
D& O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D& O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D& O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Corporation's Governance Procedures and
Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested
Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each
Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.

                                       74

                                         Dollar Range    Dollar Range                                         Aggregate Dollar
                       Dollar Range of   of Securities   of Securities   Dollar Range     Dollar Range of   Range of Securities
                          Securities     Owned in DWS    Owned in DWS    of Securities   Securities Owned    Owned in All Funds
                         Owned in DWS    Concentrated     Dreman High    Owned in DWS      in DWS Dreman      in the DWS Fund
                       Large Cap Value       Value      Return Equity   Dreman Mid Cap    Small Cap Value   Complex Overseen by
Name of Board Member         Fund            Fund            Fund         Value Fund           Fund             Board Member
--------------------         ----            ----            ----         ----------           ----             ------------

John W. Ballantine     $10,001-$50,000   None             Over             None               None                Over $100,000
                                                          $100,000
Donald L. Dunaway*     Over $100,000    $10,001-$50,000                                       Over $100,000       Over $100,000
                                                          $50,001-$100,000 $10,001-$50,000
James R. Edgar*        None             None              Over             None               Over $100,000       Over $100,000
                                                          $100,000
Paul K. Freeman        None             None                               None               $1-$10,000          Over $100,000
                                $50,001-$100,000
Robert B. Hoffman      None             None              None             None               None                Over $100,000
William McClayton      None             None              None             None               None
                                                                                                                 $10,001-$50,000
Shirley D. Peterson    $50,001-$100,000 None              None             None                                   Over $100,000
                                                                                              $50,001-$100,000
Robert H. Wadsworth    None             None              None             None               None                Over $100,000

*         The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

                                       75

Securities Beneficially Owned

As of February 11, 2008, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

To the best of each Fund's knowledge, as of February 11, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Large Cap Value Fund

Name and Address of Investor Ownership            Shares                 % of Total Shares
--------------------------------------            ------                 -----------------

JENNIFER FERRARI TTEE                          2,923,423.67              20.64% of class A
STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD A
ROSELAND NJ  07068-1739

MORGAN STANLEY & CO.                           1,132,177.16              7.99% of class A
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

MORGAN STANLEY & CO.                             74,953.94               5.46% of class B
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                     71,053.97               5.18% of class B
109801250
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                  214,549.58               14.59% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                   1,363,301.84        45.43% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                   1,065,235.14        35.50% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                    323,786.28         10.79% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                    211,617.71         7.05% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       76

DWS Dreman Concentrated Value Fund

Name and Address of Investor Ownership            Shares                 % of Total Shares
--------------------------------------            ------                 -----------------

MLPF&S FOR THE SOLE BENEFIT OF                   80,895.91               6.69% of class C
ITS CUSTOMERS
ATTN FUND ADM 9LPR8
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                    127,594.15         33.52% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                     99,203.18         26.06% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

MLPF&S FOR THE SOLE BENEFIT OF                   28,047.10         7.37% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM 9LCW6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                     26,033.26         6.84% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

DWS Dreman Mid Cap Value Fund

Name and Address of Investor Ownership            Shares                 % of Total Shares
--------------------------------------            ------                 -----------------

MLPF&S FOR THE SOLE BENEFIT OF                  132,944.12               8.05% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9LS15
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                    289,023.07         37.08% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                    193,480.66
CUST FBO                                                           24.82% of Institutional class
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

GREENLEAF TRUST-MAIN OFFICE 1                   115,361.18         14.80% of Institutional class
KALAMAZOO MI  49007-4713

STATE STREET BANK & TRUST CO                     63,883.31         8.20% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       77

Name and Address of Investor Ownership            Shares                 % of Total Shares
--------------------------------------            ------                 -----------------

STATE STREET BANK & TRUST CO                     63,122.15         8.10% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

PRUDENTIAL INVESTMENT MANAGEMENT                261,647.61               19.85% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
NEWARK NJ  07102-4056

CHARLES SCHWAB & CO INC                         139,969.27               10.62% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

ELIZABETH S DICK                                 95,299.78               7.23% of class S
C/O E DICK SMITH
BOSTON MA  02114-4131

DWS Dreman Small Cap Value Fund

Name and Address of Investor Ownership            Shares                 % of Total Shares
--------------------------------------            ------                 -----------------

MLPF&S FOR THE SOLE BENEFIT OF                 3,080,619.38              8.15% of class A
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                    241,031.47               9.26% of class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                 1,717,794.85              24.51% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP5
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                    498,537.58               7.11% of class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                  985,164.01         27.18% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM (9LEW4)
JACKSONVILLE FL  32246-6484

NAT'L FINANCIAL SERVICES CORP FOR               633,778.22         17.48% of Institutional class
EXCL BENEFIT OUR CUSTOMERS
ATTN MUTUAL FUNDS 5TH FLOOR
NEW YORK NY  10281-1003

                                       78

Name and Address of Investor Ownership            Shares                 % of Total Shares
--------------------------------------            ------                 -----------------

CHARLES SCHWAB & CO INC                        1,163,733.60              19.00% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

PRUDENTIAL INVESTMENT MANAGEMENT                865,503.10               14.13% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
MAIL STOP NJ 05-11-20
NEWARK NJ  07102-4056

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman,
Hoffman and Ms. Peterson, each of whom is an independent director and was a director at the time DIMA entered into the Fund Indemnification Agreement (the
"Covered Directors"), against certain liabilities the Covered Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation, and advance expenses that may be incurred by the Covered
Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds'
Board determines that the Covered Directors ultimately would not be entitled to indemnification or (2) for any liability of the Covered Directors to the
Affected Funds or their shareholders to which the Covered Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Director's duties as a director of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the
Covered Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the
Affected Funds.

                                FUND ORGANIZATION

DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High
Return Equity Fund, DWS Mid Cap Value Fund and DWS Dreman Small Cap Value Fund
are each a series of DWS Value Series, Inc. the "Corporation"). The Corporation
was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock (with
675,000,000 designated for a class of shares not sold herein). In April 1998, the Corporation changed its name from Kemper Value Fund, Inc. to Kemper Value
Series, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to
Scudder Value Series, Inc. On February 6, 2006, Scudder Value Series, Inc.
changed its name to DWS Value Series, Inc. Also, on February 6, 2006, Scudder
Large Cap Value Fund, Scudder Dreman Concentrated Value Fund, Scudder Dreman
High Return Equity Fund, Scudder Mid Cap Value Fund and Scudder Dreman Small Cap
Value Fund changed their

                                       79

names to DWS Large Cap Value Fund, DWS Dreman Concentrated Value Fund, DWS
Dreman High Return Equity Fund, DWS Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund, respectively. Currently, Class A, Class B, Class C, Class R, Class S
and Institutional Class shares are offered by DWS Dreman High Return Equity
Fund. Class A, Class B, Class C, Institutional Class and Class S shares are offered by DWS Large Cap Value Fund, DWS Dreman Mid Cap Value Fund and DWS
Dreman Small Cap Value Fund. Currently, Class A, Class B, Class C and
Institutional Class shares are offered by DWS Dreman Concentrated Value Fund.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the
Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify
Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the Corporation. However, nothing in the
Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a
Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each
Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and

                                       80

Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds' principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

                                       81

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at dws-scudder.com (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of DWS Large Cap
Value Fund, DWS Dreman Concentrated Value Fund, DWS Dreman High Return Equity
Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund,
together with the Reports of Independent Registered Public Accounting Firm,
Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated November 30, 2007, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of
Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for each class of DWS Large Cap Value Fund discussed in this
Statement of Additional Information are:

Class A: 23338F 101

Class B: 23338F 200

Class C: 23338F 309

Institutional Class: 23338F 705

DWS Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Concentrated Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 689

Class B: 23338F 671

Class C: 23338F 663

Institutional Class: 23338F 655

DWS Dreman Concentrated Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman High Return Equity Fund discussed in this Statement of Additional Information are:

Class A: 23338F 804

Class B: 23338F 887

Class C: 23338F 879

Institutional Class:  23338F 838

                                       82

Class R: 23338F 861

DWS Dreman High Return Equity Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Mid Cap Value Fund discussed in this Statement of Additional Information are:

Class A: 23338F 747

Class B: 23338F 739

Class C: 23338F 721

Institutional Class: 23338F 697

DWS Dreman Mid Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for each class of DWS Dreman Small Cap Value Fund discussed in this Statement of Additional Information are:

Class A:  23338F 820

Class B:  23338F 812

Class C:  23338F 796

Institutional Class:  23338F 754

DWS Dreman Small Cap Value Fund has a fiscal year ending November 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                       83

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

                                       84

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                       85

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated `R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                       86

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

                                       87

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       88

                   DWS VALUE SERIES, Inc. (the "Corporation")

                            DWS Large Cap Value Fund
                                     Class S

                          DWS Dreman Mid Cap Value Fund
                                     Class S

                         DWS Dreman Small Cap Value Fund
                                     Class S

                       DWS Dreman High Return Equity Fund
                                     Class S

                       STATEMENT OF ADDITIONAL INFORMATION

                                  March 1, 2008

This combined Statement of Additional Information is not a prospectus and should be read in conjunction with the applicable combined prospectus dated March 1,
2008, as amended from time to time, for DWS Large Cap Value Fund, DWS Dreman
High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund (each a "Fund," and collectively, the "Funds"),. The prospectus may be obtained without charge by contacting DWS Scudder Distributors, Inc., 222
South Riverside Plaza, Chicago, Illinois 60606, (800) 621-1148, or from the firm from which this Statement of Additional Information was obtained and is also available along with other related materials on the Securities and Exchange
Commission's Internet Web site (http://www.sec.gov).

The financial statements and accompanying notes contained in the Annual Report to Shareholders dated November 30, 2007 for each are incorporated by reference and are hereby deemed to be part of this Statement of Additional Information
("SAI").

This Statement of Additional Information ("SAI") is incorporated by reference into the applicable combined prospectus for the Funds.

                                                                           Page
                                                                           ----

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders. There can be no assurance that a Fund's objective will be met.

Any investment restrictions herein which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified as a diversified series of an open-end investment management company.

A diversified fund may not, with respect to 75% of total assets, invest more than 5% of total assets in the securities of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer.

Fundamental Restrictions

As a matter of fundamental policy, each Fund may not:

(1)      borrow money, except as permitted under the Investment Company Act of
         1940, as amended (the "1940 Act"), and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)      concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)      engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that a Fund reserves freedom of action to hold and to sell real estate acquired as a result of a Fund's ownership of securities;

(6)      purchase physical commodities or contracts relating to physical commodities; or

(7)      make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

A fundamental policy may not be changed without the approval of a majority of the outstanding voting securities of a Fund which, under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information, means the lesser of (1) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of a Fund.

Non-Fundamental Restrictions

As a matter of nonfundamental policy, each Fund currently does not intend to:

(1)      borrow money in an amount greater than 10% of its total assets except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in a Fund's registration statement which may be deemed to be borrowings;

                                       1

(2)      enter into either reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3)      purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that a Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4)      purchase options, unless the aggregate premiums paid on all such options held by a Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5)      enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets;
         provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the
         5% limit;

(6)      purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(7)      acquire securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F)
         or 12(d)(1)(G) of the 1940 Act;

(8)      invest more than 15% of net assets in illiquid securities; and

(9)      lend portfolio securities in an amount greater than 33 1/3% of its total assets.

The Directors of the Corporation have voluntarily adopted certain nonfundamental policies and restrictions. Nonfundamental policies may be changed by the
Directors of the Corporation without requiring prior notice to or approval of shareholders. For each Fund, the Board will provide shareholders with at least
60 days' notice prior to making a change to such Fund's 80% investment policy, as described in the Funds' prospectuses.

Temporary Defensive Policy. For temporary defensive purposes, each Fund may invest up to 50% of its assets in cash or defensive-type securities, such as high-grade debt securities, US government securities, and high quality money market instruments. Because these defensive policies differ from the Funds'
investment objectives, a Fund may not achieve its goal during a defensive period.

Master/feeder Fund Structure. The Board of Directors has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

                                       2

                       INVESTMENT POLICIES AND TECHNIQUES

Investment Techniques

Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Fund may engage are meant to describe the spectrum of investments that Deutsche Investment Management
Americas Inc. ("DIMA" or the "Advisor"), or a subadvisor ("Sub-Advisor"), in its discretion might, but is not required to, use in managing each Fund's portfolio assets. For purposes of this section only, references to the "Advisor" may also refer to a Fund's subadvisor. The Advisor, may in its discretion at any time employ such practice, technique or instrument for one or more Funds but not for all funds advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but, to the extent employed, could from time to time have a material impact on a Fund's performance. It is possible that certain investment practices and techniques described below may not be permissible for a Fund based on its investment restrictions, as described herein, and in the Fund's applicable prospectus.

Borrowing. As a matter of fundamental policy, a Fund will not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. While the
Corporation's Board of Directors does not currently intend to borrow for investment leveraging purposes, if such a strategy were implemented in the future it would increase a Fund's volatility and the risk of loss in a declining market. Borrowing by a Fund will involve special risk considerations. Although the principal of a Fund's borrowings will be fixed, a Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Common Stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies.
Therefore, a Fund participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

Convertible Securities. A Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities that are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Fund may invest are either fixed income or zero coupon debt securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that, as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

                                       3

As debt securities, convertible securities are investments that provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Depositary Receipts. A Fund may invest in sponsored or unsponsored American
Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global
Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, EDRs, GDRs and
IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depositary Receipts that are bought and sold in the United States and are typically issued by a US bank or trust company which evidence ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of
Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a
United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United
States. For purposes of a Fund's investment policies, the Fund's investments in
ADRs, GDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk. However, by investing in US dollar-denominated ADRs rather than directly in foreign issuers' stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Exchange Traded Funds (ETFs). An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their NAV. In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the
Funds. The Funds will also incur brokerage costs when purchasing and selling shares of ETFs. See also "Investment Techniques-Investment Company Securities".

Eurodollar Instruments. A fund may make investments in Eurodollar instruments for hedging purposes or to enhance potential gain. Eurodollar instruments are US dollar-denominated futures contracts or options thereon which are linked to the
London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Investing in Emerging Markets. A Fund's investments in foreign securities may be in developed countries or in countries considered by a Fund's Advisor to have developing or "emerging" markets, which involves exposure to

                                       4

economic structures that are generally less diverse and mature than in the
United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan,
Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Fund's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a
Fund may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The Advisor believes that these characteristics may be expected to continue in the future.

Most emerging securities markets have substantially less volume and are subject to less governmental supervision than US securities markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have not kept pace with the volume of securities transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Costs associated with transactions in foreign securities are generally higher than costs associated with transactions in US securities. Such transactions also involve additional costs for the purchase or sale of foreign currency.

Certain emerging markets require prior governmental approval of investments by foreign persons, limit the amount of investment by foreign persons in a particular company, limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors. Certain emerging markets may also restrict investment opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a fund of any restrictions on investments.

In the course of investment in emerging markets, a Fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While a Fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political, social or economic changes will not cause a Fund to suffer a loss of value in respect of the securities in a Fund's portfolio.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. During this period, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of a Fund's Board.

Volume and liquidity in most foreign markets are less than in the US, and securities of many foreign companies are less liquid and more volatile than securities of comparable US companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on US exchanges, although a Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of business and industry practices, securities exchanges, brokers, dealers and listed companies than in the US Mail service between the US and foreign countries may be slower or less reliable than within the US, thus

                                       5

increasing the risk of delayed settlements of portfolio transactions or loss of certificates for certificated portfolio securities. In addition, with respect to certain emerging markets, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect a Fund's investments in those countries.
Moreover, individual emerging market economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it holds. If the issuer of a fixed-income security owned by a Fund defaults, a Fund may incur additional expenses to seek recovery.
Debt obligations issued by emerging market country governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

Income from securities held by a Fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market countries in which a fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

Many emerging markets have experienced substantial, and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio.
Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

The ability of emerging market country governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect a country's exports and diminish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

                                       6

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Foreign Securities. Investing in foreign securities involves certain special considerations, including those set forth below, which are not typically associated with investing in US securities and which may favorably or unfavorably affect a Fund's performance. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the US market, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the US and, at times, volatility of price can be greater than in the US. Fixed commissions on some foreign securities exchanges and bid to asked spreads in foreign bond markets are generally higher than commissions or bid to asked spreads on US markets, although the Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently informed about corporate actions in foreign countries which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less reliable than within the US, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities without delivery may be required in certain foreign markets. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect US investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The management of a Fund seeks to mitigate the risks associated with the foregoing considerations through continuous professional management.

Illiquid Securities and Restricted Securities. A Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933, as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The Funds' Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are:
(1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities,

                                       7

a fund may be required to bear all or part of the registration expenses. A Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted securities to the public and, in such event, a Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

A Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which a fund is permitted or able to sell such security, a fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of a Fund.

Impact of Large Redemptions and Purchases of Fund shares. From time to time, shareholders of a Fund (which may include affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause a Fund to have to sell securities or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk. Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the fund's assets increase (and thus have a more limited effect on the fund's performance).

Interfund Borrowing and Lending Program. The Funds have received exemptive relief from the Securities and Exchange Commission (the "SEC"), which permits the Funds to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, such Fund intends to comply with its fundamental and nonfundamental policy regarding borrowing.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. A fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies.

                                       8

For example, a fund may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR
Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P
MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq-100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances. A Fund may have cash balances that have not been invested in portfolio securities ("Uninvested Cash"). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. Pursuant to an
Exemptive Order issued by the SEC, a Fund may use Uninvested Cash to purchase shares of affiliated funds including money market funds, short-term bond funds and Cash Management QP Trust, or one or more future entities for which the
Advisor acts as trustee or investment advisor that operate as cash management investment vehicles and that are excluded from the definition of investment company pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act (collectively, the "Central Funds") in excess of the limitations of Section 12(d)(1) of the
1940 Act. Investment by a Fund in shares of the Central Funds will be in accordance with a Fund's investment policies and restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term bond funds that invest in fixed-income securities and maintain a dollar weighted average maturity of three years or less. Each of the Central Funds will be managed specifically to maintain a highly liquid portfolio, and access to them will enhance a Fund's ability to manage Uninvested Cash.

                                       9

A Fund will invest Uninvested Cash in Central Funds only to the extent that a
Fund's aggregate investment in the Central Funds does not exceed 25% of its total assets. Purchase and sales of shares of Central Funds are made at net asset value.

Investment-Grade Bonds. A Fund may purchase "investment-grade" bonds, which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or, if
unrated, judged to be of equivalent quality as determined by the Advisor.
Moody's considers bonds it rates Baa to have speculative elements as well as investment-grade characteristics. To the extent that a Fund invests in higher-grade securities, a fund will not be able to avail itself of opportunities for higher income which may be available at lower grades.

Lending of Portfolio Securities. Each Fund may lend its investment securities to approved institutional borrowers who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would belong to a fund. Each Fund may lend its investment securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with a Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by a Fund at any time, and (d) a Fund receives reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers selected by a Fund's delegate after a commercially reasonable review of relevant facts and circumstances, including the creditworthiness of the borrower.

At the present time, the staff of the SEC does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Board of Directors. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash collateral received by a fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Privatized Enterprises. A Fund may invest in foreign securities which may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Fund's investments in the securities of privatized enterprises may include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of foreign entities, such as a Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not

                                       10

function as well as an enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Fund may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering, these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to operate effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real Estate Investment Trusts ("REITs"). A Fund may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid
REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income.
Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a
Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those
REITs.

Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore,
REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code"), and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase Agreements. A Fund may invest in repurchase agreements pursuant to its investment guidelines. In a repurchase agreement, a Fund acquires ownership of a security and simultaneously commits to resell that security to the seller, typically a bank or broker/dealer.

A repurchase agreement provides a means for a Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser
(i.e., a Fund) acquires a security (for purposes of this section, "Obligation")
and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and, as described in more detail below, the value of such securities is kept at least equal to the repurchase price on a daily basis.
The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price upon repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Obligation itself. Obligations will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear whether a court would consider the Obligation purchased by a
Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the
Obligation before repurchase of the Obligation under a repurchase agreement, a
Fund may encounter delay and incur costs before being able to sell the security.
Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the Obligation, a Fund may be required to return the
Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a fund would be at risk of losing some or all of the principal and income involved in the transaction. As

                                       11

with any unsecured debt Obligation purchased for a Fund, the Advisor seeks to reduce the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the Obligation, in which case a Fund may incur a loss if the proceeds to a Fund of the sale to a third party are less than the repurchase price. However, if the market value (including interest) of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including interest), a Fund will direct the seller of the
Obligation to deliver additional securities so that the market value (including interest) of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse Repurchase Agreements. A Fund may enter into "reverse repurchase agreements," which are repurchase agreements in which a fund, as the seller of the securities, agrees to repurchase such securities at an agreed time and price. A Fund segregates assets in an amount at least equal to its obligation under outstanding reverse repurchase agreements. A Fund will enter into reverse repurchase agreements only when the Advisor believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. Such transactions may increase fluctuations in the market value of fund assets and its yield.

Small Company Risk. The Advisor believes that many small companies may have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation over time. However, investing in small company stocks involves greater risk than is customarily associated with investing in larger, more established companies. For example, smaller companies can have limited product lines, markets, or financial and managerial resources. Smaller companies may also be dependent on one or a few key persons, and may be more susceptible to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in small company stocks may be higher than those of larger companies.

Strategic Transactions and Derivatives. A Fund may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each Fund's portfolio or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment strategies, a Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic
Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a
Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic
Transactions may also be used to enhance potential gain although no more than 5%
of a Fund's assets will be committed to certain Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any
Strategic Transaction is a function of numerous variables including market conditions. The ability of a Fund to utilize these Strategic Transactions successfully will depend on the Advisor's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Fund, and a Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures, swaps and other derivatives to limit leveraging of the Fund.

                                       12

Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Fund can realize on its investments or cause a Fund to hold a security it might otherwise sell. The use of currency transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a
Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a
Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

Options on Securities Indices and Other Financial Indices. A Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving that fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the

                                       13

obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is
"in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Fund to require the Counterparty to sell the option back to a Fund at a formula price within seven days. A Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Fund will engage in OTC option transactions only with US government securities dealers recognized by the Federal Reserve Bank of New York as
"primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from
Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Advisor. The staff of the
SEC currently takes the position that OTC options purchased by a fund, and portfolio securities "covering" the amount of the fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the fund's limitation on investing no more than 15% of its net assets in illiquid securities.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the fund's income. The sale of put options can also provide income.

                                       14

A Fund may purchase and sell call options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities)
and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be "covered"
(i.e., a Fund must own the securities or futures contract subject to the call)
or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Fund will receive the option premium to help protect it against loss, a call sold by a fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

A Fund may purchase and sell put options on securities including US Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and
Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A
Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The Advisor has claimed an exclusion with respect to the Funds from the definition of the term "commodity pool operator" under the Commodities Exchange
Act and, therefore, is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration.
Typically, maintaining a futures contract or selling an option thereon requires a fund to deposit with a financial intermediary or a futures commission merchant as security for its obligations an amount of cash or other specified assets
(initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the fund. If a Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

Currency Transactions. A Fund may engage in currency transactions with
Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent

                                       15

rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

A Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

A Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or in which a Fund expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a Fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments.
Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a
Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. A Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an

                                       16

agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a fund will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Advisor and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the
Advisor. If there is a default by the Counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Risks of Strategic Transactions Outside the US. When conducted outside the US,
Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv)
the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic
Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in
addition to other requirements, require that a Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise
"covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require a Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require a fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a fund requires a fund to segregate cash or liquid assets equal to the exercise price.

                                       17

Except when a Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Fund to buy or sell currency will generally require a Fund to hold an amount of that currency or liquid assets denominated in that currency equal to a Fund's obligations or to segregate cash or liquid assets equal to the amount of a Fund's obligation.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Fund's net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic
Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Fund. Moreover, instead of segregating cash or liquid assets if a Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

Warrants. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price.
Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, a Fund would lose the entire purchase price of the warrant.

When-Issued Securities. A Fund may from time to time purchase equity and debt securities on a "when-issued," "delayed delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the securities takes place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. When a Fund purchases such securities, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

                                       18

To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, a Fund would earn no income. While such securities may be sold prior to the settlement date, a Fund intends to purchase them with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on this basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the securities may be more or less than the purchase price. A Fund will segregate cash or liquid assets at least equal in value to commitments for such securities.

Zero Coupon Securities. A Fund may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity.
When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. The effect of owning instruments, which do not make current interest payments, is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon securities which are convertible into common stock offer the opportunity for capital appreciation (or depreciation) as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of 15 years or less and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange Commission ("SEC") quarterly filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as described in each Fund's prospectus. Each Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management and its affiliates (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms, attorneys, officers and directors and each of their respective affiliates and advisers who require access to this information to fulfill their duties to each
Fund and are subject to the duties of confidentiality, including the duty not to trade on non-public information, imposed by law or contract, or by each Fund's procedures. This non-public information may also be disclosed, subject to the requirements described below, to securities lending agents, financial printers, proxy voting firms, mutual fund analysts and rating and tracking agencies, or to shareholders in connection with in-kind redemptions (collectively, "Authorized
Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized Third Parties, a person authorized by each Fund's Directors must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of each Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by each Fund or DeAM for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to each Fund's Directors.

Portfolio holdings information distributed by the trading desks of DeAM or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements.
Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about each Fund and information derived therefrom, including, but not limited to, how each Fund's investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as each Fund's holdings could not be derived from such information.

                                       19

Registered investment companies that are sub-advised by DeAM may be subject to different portfolio holdings disclosure policies, and neither DeAM nor a Fund's
Directors exercise control over such policies. In addition, separate account clients of DeAM have access to their portfolio holdings and are not subject to a
Fund's portfolio holdings disclosure policy. The portfolio holdings of some of the funds sub-advised by DeAM and some of the separate accounts managed by DeAM may substantially overlap with the portfolio holdings of a Fund.

DeAM also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of a Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which Fund portfolio holdings information is made public, DeAM has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will protect a Fund from the potential misuse of portfolio holdings information by those in possession of that information.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

DIMA or the Advisor, which is part of DeAM, is the investment advisor for the
Funds. Under the supervision of the Board of Directors of each Fund, with headquarters at 345 Park Avenue, New York, New York 10154, DIMA, or a
subadvisor, makes the Funds' investment decisions, buys and sells securities for the Funds and conducts research that leads to these purchase and sale decisions.
The Advisor, or a Sub-Advisor, manages each Fund's daily investment and business affairs subject to the policies established by the Corporation's Board of
Directors. DIMA and its predecessors have more than 80 years of experience managing mutual funds. DIMA provides a full range of investment advisory services to institutional and retail clients. The Advisor, or a Sub-Advisor, is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

The Advisor provides investment counsel for many individuals and institutions, including insurance companies, industrial corporations, and financial and banking organizations, as well as providing investment advice to open- and closed-end SEC registered funds.

DeAM is the marketing name in the US for the asset management activities of
Deutsche Bank AG, DIMA, Deutsche Asset Management Inc., Deutsche Bank Trust
Company Americas and DWS Trust Company. DeAM is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. The term "DWS Scudder" is the designation given to the products and services provided by DIMA and its affiliates to the DWS Mutual Funds.

With the exception of DWS Large Cap Value Fund which has a single portfolio manager, each Fund is managed by a team of investment professionals, each of whom plays an important role in the Funds' management process. Team members work together to develop investment strategies and select securities for each Fund's portfolio. This team works for the Advisor or its affiliates and is supported by a large staff of economists, research analysts, traders and other investment specialists. The Advisor or its affiliates believe(s) its team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources. Team members with primary responsibility for management of each Fund, as well as team members who have other ongoing management responsibilities for each Fund, are identified in the Funds' prospectuses, as of the date of the Funds' prospectuses.

                                       20

Composition of each team may change over time, and fund shareholders and investors will be notified of changes affecting individuals with primary fund management responsibility.

Investment Management Agreements

Pursuant to an investment management agreement with each of DWS Dreman High
Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value
Fund,, the Advisor acts as each Fund's investment advisor, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services and permits its officers and employees to serve without compensation as directors or officers of one or more Funds if elected to such positions. To the extent permissible by law, the Advisor may appoint certain of its affiliates as sub-advisors to perform certain of the Advisor's duties.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more other mutual funds advised by the Advisor that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain investments may be appropriate for a Fund and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients.
Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Fund. Purchase and sale orders for a Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to a Fund.

The current investment management agreements, dated April 5, 2002, for DWS
Dreman High Return Equity Fund and DWS Dreman Small Cap Value Fund were last renewed by the Directors on September 17, 2007. The current agreement for DWS
Dreman Mid Cap Value Fund is dated August 1, 2005 and was last renewed on
September 17, 2007. The agreements will continue in effect until September 30,
2008, and from year to year thereafter only if their continuance is each approved annually by the vote of a majority of those Directors who are not parties to such agreements or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of a Fund.

Effective February 5, 2007, the Board of Directors of DWS Large Cap Value Fund
terminated the Fund's prior investment management agreement with DIMA), and replaced it with an interim investment management agreement with DIMA. Except for the period of effectiveness, the terms of the interim investment management agreement were identical to the prior investment management agreement. Effective
April 25, 2007, the shareholders of DWS Large Cap Value Fund approved a new investment management agreement (the "Investment Management Agreement") with
DIMA that replaced the interim investment management agreement. Under the new
Investment Management Agreement, DIMA provides portfolio management and related services. Under a separate administrative services agreement, DIMA provides administrative services to the Fund. Under the prior investment management agreement and interim investment management agreement, DIMA provided both investment advisory and administrative services and received a management fee that compensated it for both types of services. The new arrangement's separation of advisory and administrative services into separate agreements did not result in any substantive change in the aggregate scope of services being provided to the Fund. Moreover, the corresponding separation of advisory and administrative service fees into separate agreements did not result in any increase in aggregate fees paid to DIMA.

                                       21

The Investment Management Agreement will remain effective through September 30,
2008, and it will continue from year to year thereafter only if its continuance is each approved annually by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Advisor or the
Corporation, cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Corporation's Directors or of a majority of the outstanding voting securities of the Fund. The Board of
Directors, including a majority of the non-interested Directors most recently approved the Investment Management Agreement on September 19, 2007. The advisory fee rates are payable monthly at the annual rate shown below.

The Fund's investment management agreement may be terminated at any time without payment of penalty by either party on sixty days' written notice and automatically terminates in the event of their assignment.

Under each investment management agreement, the Advisor regularly provides each
Fund with continuing investment management consistent with each Fund's investment objective, policies and restrictions and determines what securities shall be purchased, held or sold and what portion of a Fund's assets shall be held uninvested, subject to the Corporation's Articles of Incorporation,
By-Laws, the 1940 Act, the Code and to each Fund's investment objective, policies and restrictions, and subject, further, to such policies and instructions as the Board of Directors of the Corporation may from time to time establish. The Advisor also advises and assists the officers of the Corporation in taking such steps as are necessary or appropriate to carry out the decisions of its Directors and the appropriate committees of the Board of Directors regarding the conduct of the business of each Fund.

Other than DWS Large Cap Value Fund, under each Fund's investment management agreement, the Advisor also renders administrative services (not otherwise provided by third parties) necessary for each Fund's operations as an open-end investment company, including, but not limited to, preparing reports and notices to the Directors and shareholders; supervising, negotiating and monitoring contractual arrangements with various third-party service providers to a Fund
(such as each Fund's transfer agent, pricing agents, custodian, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining each Fund's books and records to the extent not otherwise maintained by a third party; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting and legal issues; establishing and monitoring each Fund's operating budget; processing the payment of each Fund's bills; assisting each Fund in, and otherwise arranging for, the payment of distributions and dividends; and otherwise assisting each
Fund in the conduct of its business, subject to the direction and control of the
Directors.

Pursuant to a sub-administration agreement between the Advisor and State Street
Bank & Trust Company ("SSB"), the Advisor has delegated certain administrative functions to SSB under the investment management agreements. The costs and expenses of such delegation are borne by the Advisor, not by the Funds.

The current advisory fee rates are payable monthly at the annual rate shown below.

Average Daily Net Assets                            DWS Large Cap Value Fund*
------------------------                            -------------------------

$0 - $1.5 billion                                   0.425%
Over $1.5 billion - $2 billion                      0.400%
Over $2 billion - $3 billion                        0.375%
Over $3 billion - $4 billion                        0.350%
Over $4 billion - $5 billion                        0.325%
Over $5 billion                                     0.300%

*        Fee rate effective April 25, 2007. Prior to this date the Fund paid the following rates:

                                       22

Average Daily Net Assets                            DWS Large Cap Value Fund
------------------------                            ------------------------

$0 - $1.5 billion                                         0.525%
Over $1.5 billion - $2 billion                            0.500%
Over $2 billion - $3 billion                              0.475%
Over $3 billion - $4 billion                              0.450%
Over $4 billion - $5 billion                              0.425%
Over $5 billion                                           0.400%

                                              DWS Dreman High Return Equity Fund
                                                         and DWS Dreman
Average Daily Net Assets                              Small Cap Value Fund
------------------------                              --------------------

$0 - $250 million                                         0.750%
Over $250 million - $1 billion                            0.720%
Over $1 billion - $2.5 billion                            0.700%
Over $2.5 billion - $5 billion                            0.680%
Over $5 billion - $7.5 billion                            0.650%
Over $7.5 billion - $10 billion                           0.640%
Over $10 billion - $12.5 billion                          0.630%
Over $12.5 billion                                        0.620%

Average Daily Net Assets                          DWS Dreman Mid Cap Value Fund
------------------------                          -----------------------------

$0 - $250 million                                         0.75%
Over $250 million - $1 billion                            0.72%
Over $1 billion - $2.5 billion                            0.70%
Over $2.5 billion to $4 billion                           0.68%
Over $4 billion                                           0.66%

The advisory fee is payable monthly, provided that a Fund will make such interim payments as may be requested by the Advisor not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

The advisory fees incurred by each Fund for its last three fiscal years are shown in the table below.

                                               Amount      Amount                     Amount       Amount
                                Fiscal Year    Waived    Reimbursed   Fiscal Year     Waived     Reimbursed   Fiscal Year
Fund                                2007        2007        2007         2006          2006         2006         2005
----                                ----        ----        ----         ----          ----         ----         ----

DWS Large Cap Value Fund          $8,550,419          -     $18,494   $10,046,511           --  $21,433      $10,288,958
DWS Dreman High Return Equity
Fund                             $60,511,761         --     $94,008   $53,337,058           --  $88,724      $44,313,671
DWS Dreman Mid Cap Value Fund*      $550,199   $172,609          --      $190,836     $190,836  $73,136          $12,493
DWS Dreman Small Cap Value Fund  $15,056,842         --     $21,701    $9,375,452           --  $14,916       $6,537,020

                                       23

*        DWS Mid Cap Value Fund commenced operations on August 1, 2005.

Through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of the Fund to the extent necessary to maintain DWS Dreman Mid Cap Value Fund's total operating expenses at 1.00% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Through March 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee or pay certain operating expenses of DWS Large Cap
Value Fund to the extent necessary to maintain the Fund's total operating expenses at 0.80% for Class S shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

Under its investment management agreement, each Fund is responsible for all of its other expenses including: organizational costs, fees and expenses incurred in connection with membership in investment company organizations; brokers'
commissions; legal, auditing and accounting expenses; insurance; taxes and governmental fees; the fees and expenses of the transfer agent; any other expenses of issue, sale, underwriting, distribution, redemption or repurchase of shares; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of Directors, officers and employees of each
Fund who are not affiliated with the Advisor; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Fund. Each
Fund is also responsible for its expenses of shareholders' meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify its officers and Directors of the Fund with respect thereto.

In reviewing the terms of each investment management agreement and in discussions with the Advisor concerning such agreement, the Directors of the
Corporation who are not "interested persons" of the Advisor are represented by independent counsel at the Funds' expense.

Each investment management agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by a
Fund in connection with matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from reckless disregard by the
Advisor of its obligations and duties under the agreement.

Officers and employees of the Advisor from time to time may have transactions with various banks, including the Funds' custodian bank. It is the Advisor's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

The Advisor may serve as advisor to other funds with investment objectives and policies similar to those of a Fund that may have different distribution arrangements or expenses, which may affect performance.

Under a separate agreement between Deutsche Bank AG and the Funds, Deutsche Bank
AG has granted a license to the Funds to utilize the trademark "DWS."

The Advisor may enter into arrangements with affiliates and third party service providers to perform various administrative, back-office and other services relating to client accounts. Such service providers may be located in the US or in non-US jurisdictions.

Pursuant to DeAM procedures approved by the Boards on behalf of the DWS funds, proof of claim forms are routinely filed on behalf of the DWS funds by a third party service provider, with certain limited exceptions. The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

                                       24

Sub-Advisors

Sub-Advisor to DWS Large Cap Value Fund:

Effective April 25, 2007, with respect to DWS Large Cap Value Fund, the shareholders approved a new sub-advisory agreement (the "Sub-Advisory
Agreement") between Deutsche Asset Management International GmbH ("DeAMi" or
"Sub-Advisor") and DIMA. Except for the period of effectiveness, the terms of the Sub-Advisory Agreement are identical to the terms of the prior interim sub-advisory agreement that went into effect on February 5, 2007. The
Sub-Advisory Agreement will remain effective until September 30, 2008, and will continue from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Directors of the Corporation who are not parties to such agreement or interested persons of any such party except in their capacity as Directors of the Corporation, and (b)
by the shareholders or the Board of Directors of the Corporation. The Board of
Directors, including a majority of the non-interested Directors last approved the Sub-Advisory Agreement on September 19, 2007.

Effective February 5, 2007, DeAMi, an investment advisor registered with the US
Securities and Exchange Commission, became sub-advisor to DWS Large Cap Value
Fund. DeAMi, Mainzer Landstrasse 178-190, 60325 Frankfurt am Main, Germany,
renders investment advisory and management services to the Fund pursuant to the terms of the Sub-Advisory Agreement. DeAMi is an affiliate of DIMA and a subsidiary of Deutsche Bank AG. Under the terms of the Sub-Advisory Agreement,
DeAMi manages the investment and reinvestment of the Fund's portfolio and provides such investment advice, research and assistance as DIMA may, from time to time, reasonably request.

DIMA will pay a fee to DeAMi for serving as Sub-Advisor to DWS Large Cap Value
Fund at the annual rates shown below:

Average Daily Net Assets                                         Fee Rate
------------------------                                         --------

First $1.5 billion                                               0.2025%
Next $500 million                                                0.1900%
Next $1 billion                                                  0.1775%
Next $1 billion                                                  0.1650%
Next $1 billion                                                  0.1525%
Thereafter                                                       0.1400%

The Sub-Advisory Agreement provides that DeAMi will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of
DeAMi in the performance of its duties or from reckless disregard by DeAMi of its obligations and duties under the Interim Sub-Advisory Agreement.

Sub-Advisor to DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund:

Dreman Value Management, L.L.C. ("DVM" or a "Sub-Advisor"), 520 East Cooper
Avenue 230-4, Aspen, Colorado 81611, is the Sub-Advisor for the DWS Dreman High
Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value
Fund. DVM serves as Sub-Advisor pursuant to the terms of sub-advisory agreements between it and the Advisor. DVM was formed in April 1977 and is controlled by
David Dreman. Under the terms of the sub-advisory agreements, DVM manages the investment and reinvestment of the Funds' assets. DVM will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request. DVM has served as Sub-Advisor for DWS Dreman Small Cap
Value Fund since January 18, 2002. DVM has served as Sub-Advisor for DWS Dreman
Mid Cap Value Fund since its inception. DVM has served as Sub-Advisor for DWS
Dreman High Return Equity Fund since its inception.

                                       25

The Advisor currently pays DVM for its services subadvisory fees, payable monthly, as a percentage of average daily net assets as shown below.

  Average Daily Net Assets                    DWS Dreman Mid Cap Value Fund
  ------------------------                    -----------------------------

  $0 - $500 million                                        0.375%
  Over $500 million                                        0.340%

Average Daily Net Assets                      DWS Dreman Small Cap Value Fund
------------------------                      -------------------------------

$0 - $500 million                                         0.375%
Over $500 million                                         0.340%

DWS Dreman High Return Equity Fund

Effective October 1, 2007, pursuant to an amendment to the Fund's sub-advisory agreement approved by the Fund's Board of Trustees, the Advisor pays DVM for its services a sub-advisory fee, payable monthly, at the annual rate of 0.250% of the Fund's average daily net assets. The sub-advisory fee is paid by the Advisor not the Fund.

Prior to October 1, 2007, the Advisor paid DVM for its services a Sub-Advisory fee, payable monthly, as a percentage of average daily net assets as shown below:

Average Daily Net Assets                                       Annual Rate
------------------------                                       -----------

$0 - $250 million                                                 0.240%
Over $250 million - $1 billion                                    0.230%
Over $1 billion - $2.5 billion                                    0.224%
Over $2.5 billion - $5 billion                                    0.218%
Over $5 billion - $7.5 billion                                    0.208%
Over $7.5 billion - $10 billion                                   0.205%
Over $10 billion - $12.5 billion                                  0.202%
Over $12.5 billion                                                0.198%

The sub-advisory agreements provide that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with matters to which the sub-advisory agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of
DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreements.

The sub-advisory agreements with DVM were last approved on September 19, 2007 and continue in effect from year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the directors, including a majority of directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of a Fund, or (b) by a majority of the outstanding voting securities of a Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of a Fund or by a vote of a majority of the outstanding securities of a Fund, and will terminate automatically upon assignment or upon termination of each Fund's investment management agreement.
DVM may terminate the sub-advisory agreement for a Fund at any time upon 90 days' written notice to the Advisor.

                                       26

The sub-advisory fees paid by the Advisor for each Fund's last three fiscal years are shown in the table below.

Fund                                       Fiscal 2007     Fiscal 2006    Fiscal 2005
----                                       -----------     -----------    -----------

DWS Dreman High Return Equity Fund        $18,386,793     $16,484,701    $13,700,258
DWS Dreman Mid Cap Value Fund*               $242,306         $66,599         $5,036
DWS Dreman Small Cap Value Fund            $6,685,225      $4,179,274     $3,077,159

*        DWS Dreman Mid Cap Value Fund commenced operations on August 1, 2005.

Compensation of Portfolio Managers

DWS Large Cap Value Fund. Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of

                                       27

compensation awarded in Deutsche Bank equity also increases. Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, and DWS
Dreman Small Cap Value Fund. The Funds have been advised that the Sub-advisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund's benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional's performance measured utilizing both quantitative and qualitative factors.

The Sub-advisor's investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the Sub-advisor's compensation plan which takes the form of a cash bonus combined with employee retention bonus units payable over time is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to each Fund's performance relative to its benchmark.

Investment professionals may also receive equity in the form of units or fractional units of membership interest in the Sub-advisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the Sub-advisor's profit sharing plan, a defined contribution plan that allows the Sub-advisor to contribute up to twenty percent of an employee's total compensation, subject to various regulatory limitations, to each employee's profit sharing account. The
Sub-advisor maintains both a qualified and non-qualified profit sharing plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the Sub-advisor's profit sharing plan vest over a specified term. Finally all employees of the Sub-advisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, vision, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional's total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

Relative ranking of each Fund's performance against its peers in the one, three and five year pre-tax investment performance categories. Each Fund's performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager's absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

Relative performance of each Fund's performance against the pre-determined indices for the product strategy against which each Fund's performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to each Fund's benchmark index.

Performance of each Fund's portfolio measured through attribution analysis models which analyzes the portfolio manager's contribution from both an asset allocation or sector allocation perspective and security selection perspective.
This factor evaluates how the investment professional performs in linking performance with the client's investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

o        Ability to work well with other members of the investment professional team and mentor junior members.

o        Contributions to the organizational overall success with new product strategies.

                                       28

o        Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of each Fund's portfolio management team in each Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset
Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

                                                                        Dollar Range of
Name of Portfolio Manager          DWS Large Cap Value Fund        All DWS Fund Shares Owned
-------------------------          ------------------------        -------------------------

Thomas Schuessler                             $0                       $50,001-$100,000

                              DWS Dreman High    DWS Dreman Mid Cap  DWS Dreman Small Cap
Name of Portfolio Manager    Return Equity Fund      Value Fund           Value Fund
-------------------------    ------------------      ----------           ----------

David N. Dreman               Over $1,000,000            $0                   $0
F. James Hutchinson                  $0                  $0                   N/A
E. Clifton Hoover                    $0                  N/A                  $0
Mark Roach                          N/A                  $0                   $0

Conflicts of Interest

DWS Large Cap Value Fund. In addition to managing the assets of each Fund, each
Fund's portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts
(e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account's assets. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

DWS Large Cap Value Fund

Other SEC Registered Investment Companies Managed:

                              Number of        Total Assets of    Number of Investment
                             Registered          Registered         Company Accounts       Total Assets of
                             Investment          Investment               with            Performance-Based
Name of Portfolio Manager     Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------     ---------           ---------       ---------------------     ------------

Thomas Schuessler                 1             $273,547,517                0                     0

                                       29

DWS Large Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                         Number of Pooled
                                 Number of                              Investment Vehicle
                                  Pooled          Total Assets of         Accounts with        Total Assets of
                                Investment       Pooled Investment      Performance-Based     Performance-Based
Name of Portfolio Manager        Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------        --------             --------                 ---              ------------

Thomas Schuessler                    0                   0                      0                     0

DWS Large Cap Value Fund

Other Accounts Managed:

                                                                         Number of Other
                                                                          Accounts with      Total Assets of
                                 Number of     Total Assets of Other   Performance- Based      Performance-
Name of Portfolio Manager     Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------     --------------          --------                 ---          ------------------

Thomas Schuessler                    2             $6,500,000,000               1             1,200,000,000

DWS Dreman High Return Equity Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------     ------------

David N. Dreman                           21            $7,600,000,000               0                    $0
F. James Hutchinson                       15            $6,300,000,000               0                    $0
E. Clifton Hoover                          8            $3,500,000,000               0                    $0

DWS Dreman Mid Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                       Number of        Total Assets of    Number of Investment
                                      Registered          Registered         Company Accounts       Total Assets of
                                      Investment          Investment               with            Performance-Based
Name of Portfolio Manager              Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------              ---------           ---------       ---------------------         --------

David N. Dreman                           21            $15,900,000,000              0                    $0
F. James Hutchinson                        8            $11,800,000,000              0                    $0
Mark Roach                                12            $3,300,000,000               0                    $0

                                       30

DWS Dreman Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                                Number of        Total Assets of    Number of Investment
                               Registered          Registered         Company Accounts       Total Assets of
                               Investment          Investment               with            Performance-Based
Name of Portfolio Manager       Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------       ---------           ---------       ---------------------         --------

David N. Dreman                    21            $13,900,000,000              0                    $0
E. Clifton Hoover                  15            $12,500,000,000              0                    $0
Mark Roach                         12            $1,300,000,000               0                    $0

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Pooled Investment Vehicles Managed:

                                                                     Number of Pooled
                             Number of                              Investment Vehicle
                              Pooled          Total Assets of         Accounts with        Total Assets of
                            Investment       Pooled Investment      Performance-Based     Performance-Based
Name of Portfolio Manager    Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------    --------             --------                 ---              ------------

David N. Dreman                  9           $409,000,000                   4              $57,900,000
F. James Hutchinson              0                $0                        0                  $0
E. Clifton Hoover                0                $0                        0                  $0
Mark Roach                       0                $0                        0                  $0

DWS Dreman High Return Equity Fund,  DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund

Other Accounts Managed:

                                                                              Number of Other
                                                                               Accounts with      Total Assets of
                                      Number of     Total Assets of Other   Performance-Based    Performance-Based
Name of Portfolio Manager          Other Accounts          Accounts                 Fee             Fee Accounts
-------------------------          --------------          --------                 ---             ------------

David N. Dreman                       205            $2,700,000,000                  0                   $0
F. James Hutchinson                    0                   $0                        0                   $0
E. Clifton Hoover                     186            $2,600,000,000                  0                   $0
Mark Roach                             19             $109,000,000                   0                   $0

DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund, and DWS
Dreman Small Cap Value Fund. The Sub-Advisor manages clients' accounts using a contrarian value investment strategy. For both its strategies the Sub-Advisor utilizes a model portfolio and rebalances clients accounts whenever changes are made to the model portfolio. In addition the Sub-Advisor aggregates its trades and allocates the trades to all clients' accounts in an equitable manner. The
Sub-Advisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the Sub-Advisor eliminates any potential or apparent conflicts of interest that could arise when a portfolio manager has

                                       31

day-to-day portfolio management responsibilities with respect to more than one fund or account. The Sub-Advisor does not receive any performance-based fees from any of its accounts with the exception of a hedge fund that is managed by an affiliated firm. However the hedge funds are treated like any other client account and trades done for the fund are generally aggregated with trades done for its regular client accounts.

The Sub-Advisor's investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

DWS Large Cap Value Fund. In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other "access persons" to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each
         Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other clients of the Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by each Fund. Purchase and sale orders for each Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to each Fund and the other clients.

o        To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

o        In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long-short basis.
         The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund's portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as

                                       32

         well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the "Firm") are engaged in businesses and have interests other than managing asset management accounts, such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients' advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's advisory clients.
The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund's Board.

Codes of Ethics

The Funds, the Advisor, the Sub-advisors and the Funds' principal underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members, officers of the Corporation and employees of the Advisor, Sub-Advisors and principal underwriter are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the applicable Code of Ethics. The Advisor, DeAmi and DVM's Codes of Ethics contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the
Funds. Among other things, the Advisor's Code of Ethics prohibits certain types of transactions absent prior approval, imposes time periods during which personal transactions may not be made in certain securities, and requires the submission of duplicate broker confirmations and quarterly reporting of securities transactions. Additional restrictions apply to portfolio managers, traders, research analysts and others involved in the investment advisory process of the Advisor. Exceptions to these and other provisions of the
Advisor's, DeAMi and DVM's Codes of Ethics may be granted in particular circumstances after review by appropriate personnel.

Regulatory Matters and Legal Proceedings

On December 21, 2006, DeAM settled proceedings with the SEC and the New York
Attorney General on behalf of DAMI and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York
Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche
Bank, and have already been reserved.

                                       33

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a
Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by
DeAM; and periodic account statements, fund prospectuses and the mutual funds'
web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities
Dealers ("NASD") (now known as Financial Industry Regulatory Authority
("FINRA")) announced final agreements in which Deutsche Investment Management
Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder
Distributors, Inc. ("DWS-SDI") (now known as DWS Scudder Distributors, Inc.)
settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS
Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the funds' Boards and to shareholders relating to DWS-SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and DWS-SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and DWS-SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares.

As part of the settlements, DIMA, DAMI and DWS-SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the funds' Prospectuses or Statements of
Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed

                                       34

to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

                             FUND SERVICE PROVIDERS

Administrator

Effective April 25, 2007, DWS Large Cap Value Fund entered into an administrative services agreement with the Advisor (the "Administrative Services
Agreement"), pursuant to which the Advisor provides administrative services to the Fund including, among others, providing the Fund with personnel, preparing and making required filings on behalf of the Fund, maintaining books and records for the Fund, and monitoring the valuation of Fund securities. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee, computed daily and paid monthly, of 0.10% of the Fund's average daily net assets. For the period from April 25, 2007 through November 30, 2007, the
Advisor received an administration fee of $1,113,738.

Under the Administrative Services Agreement, the Advisor is obligated on a continuous basis to provide such administrative services as the Board of the
Fund reasonably deems necessary for the proper administration of the Fund. The
Advisor provides the Fund with personnel; arranges for the preparation and filing of the Fund's tax returns; prepares and submits reports and meeting materials to the Board and the shareholders; prepares and files updates to the
Fund's prospectus and statement of additional information as well as other reports required to be filed by the SEC; maintains the Fund's records; provides the Fund with office space, equipment and services; supervises, negotiates the contracts of and monitors the performance of third parties contractors; oversees the tabulation of proxies; monitors the valuation of portfolio securities and monitors compliance with Board-approved valuation procedures; assists in establishing the accounting and tax policies of the Fund; assists in the resolution of accounting issues that may arise with respect to the Fund;
establishes and monitors the Fund's operating expense budgets; reviews and processes the Fund's bills; assists in determining the amount of dividends and distributions available to be paid by the Fund, prepares and arranges dividend notifications and provides information to agents to effect payments thereof;
provides to the Board periodic and special reports; provides assistance with investor and public relations matters; and monitors the registration of shares under applicable federal and state law. The Advisor also performs certain fund accounting services under the Administrative Services Agreement. The
Administrative Services Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance, bad faith or negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

Underwriter

The Corporation, on behalf of the Funds has an underwriting agreement with DWS
Scudder Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606
(the "Distributor"), a Massachusetts corporation, which is an affiliate of the
Advisor. The Corporation's underwriting agreement dated April 5, 2002 remains in effect from year to year only if its continuance is approved annually by a majority of the members of the Board of Directors who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Funds. The underwriting agreement of the Funds was last approved by the Directors on September 17, 2007.

Under the underwriting agreement, the Funds are responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration statement and prospectus and any amendments and supplements thereto; the registration and qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states, as required; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor); notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations;

                                       35

any issuance taxes and/or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of shareholder service representatives;
the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Fund's shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Funds to the public. The
Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of shareholder service representatives, a portion of the cost of computer terminals, and expenses of any activity which is primarily intended to result in the sale of shares issued by the fund, unless a Rule 12b-1 Plan is in effect which provides that the fund shall bear some or all of such expenses.

Although the Funds do not currently have a 12b-1 Plan for Class S shares, and the Directors have no current intention of adopting one, the Funds will also pay those fees and expenses permitted to be paid or assumed by the Corporation pursuant to a 12b-1 Plan, if any, adopted by the Corporation, notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor currently offers shares of the Funds on a continuous basis to eligible investors in all states in which shares of the Funds may from time to time be registered or where permitted by applicable law. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value because no sales commission or load is charged to the investor. The
Distributor has made no firm commitment to acquire shares of the Funds.

Fund Accounting Agent

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), Two International Place,
Boston, Massachusetts 02110, a subsidiary of the Advisor, is responsible for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds. Currently, DWS-SFAC receives no fee for its services to DWS Dreman High Return Equity Fund and DWS Dreman Small Cap Value
Fund; however, subject to Board approval, DWS-SFAC may seek payment for its services under this agreement in the future. DWS-SFAC receives the following annual fee from DWS Dreman Mid Cap Value Fund: 0.025% of the first $150 million of average daily net assets, 0.0075% on the next $850 million, and 0.00450% over
$1 billion plus holding and transaction charges for this service. The amounts charged to DWS Dreman Mid Cap Value Fund for the fiscal years ended November 30,
2007 and November 30, 2006 were:

Fund                                           Amount Charged     Amount Waived
----                                           --------------     -------------
                                   2007             2006
                                   ----             ----

DWS Dreman Mid Cap Value Fund   $105,295           $134,211           $62,999

Pursuant to an agreement between DWS-SFAC and SSB, DWS-SFAC has delegated certain fund accounting functions to SSB under the fund accounting agreement.
The cost and expenses of such delegation are borne by DWS-SFAC, not by the
Funds.

Custodian

Each Fund employs State Street Bank and Trust Company ("SSB") 225 Franklin
Street, Boston, Massachusetts 02110 as custodian. SSB has entered into agreements with foreign subcustodians approved by the Trustees pursuant to Rule
17f-5 under the 1940 Act. SSB uses Deutsche Bank AG, an affiliate of the
Advisor, as subcustodian ("DB Subcustodian") in certain countries. To the extent a Fund holds any securities in the countries in which SSB uses DB Subcustodian as a subcustodian, those securities will be held by DB Subcustodian as part of a larger omnibus account in the name of SSB (the "Omnibus Account"). For its services, DB Subcustodian receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction charges with respect to transactions that occur within the Omnibus Account.

                                       36

SSB, 225 Franklin Street, Boston, Massachusetts 02109 as custodian, has custody of all securities and cash of each Fund. It attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Custodian fees may be reduced by certain earnings credits in favor of each Fund.

Transfer Agent and Shareholder Service Agent

DWS Scudder Investments Service Corporation ("DWS-SISC" or "Transfer Agent"),
210 W. 10th Street, Kansas City, MO , a subsidiary of the Advisor, is the transfer and dividend disbursing agent for each Fund. DWS-SISC also serves as shareholder servicing agent for each Fund.

Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems,
Inc. ("DST"), 333 West 11th Street, Kansas City, Missouri 64105, DWS-SISC has
delegated certain transfer agent, dividend paying agent and shareholder servicing agent functions to DST. The costs and expenses of such delegation are borne by DWS-SISC, not by the Funds.

The Funds, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of fund shares whose interests are generally held in an omnibus account.

The Transfer Agent receives an annual service fee for each account of the Fund, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October 2006, indexed to inflation) plus an asset based fee of up to
0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Fund. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Fund or are paid directly by the Fund. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Fund with the prior approval of the Fund's Board.

DWS-SISC is the Transfer Agent for all classes of all DWS funds.

Legal Counsel

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as legal counsel to the Funds and its Independent Directors.

Independent Registered Public Accounting Firm

The Financial Statements of each Fund are incorporated by reference in this
Statement of Additional Information in reliance on the reports of Ernst & Young
LLP, independent registered public accounting firm, 200 Clarendon Street,
Boston, MA 02116, given on the authority of said firm as experts in auditing and accounting. Ernst & Young LLP, audits the financial statements of the Funds and provides other audit, tax and related services. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio securities, including the allocation of brokerage. With respect to those funds for which a sub-investment advisor manages the

                                       37

fund's investments, references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The policy of the Advisor in placing orders for the purchase and sale of securities for the Funds is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer's ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer's knowledge of the market and the security; the broker-dealer's ability to maintain confidentiality; the broker-dealer's ability to provide access to new issues; the broker-dealer's ability to provide support when placing a difficult trade; the financial condition of the broker-dealer; and
whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The Advisor seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on US securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and certain over-the-counter securities are effected on a net basis, without the payment of brokerage commissions.
Transactions in fixed income and certain over-the-counter securities are generally placed by the Advisor with the principal market makers for these securities unless the Advisor reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Funds to their customers. However, the Advisor does not consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

The Advisor is permitted by Section 28(e) of the Securities Exchange Act of
1934, as amended ("1934 Act"), when placing portfolio transactions for a Fund, to cause the Fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. The Advisor may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to the Advisor. Consistent with the Advisor's policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, the Advisor may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a Fund and to the Advisor, it is the opinion of the Advisor that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by the Advisor's staff. To the extent that research and brokerage services of value are received by the Advisor, the Advisor may avoid expenses that it might otherwise incur.
Research and brokerage services received from a broker-dealer may be useful to the Advisor and its affiliates in providing investment management services to all or some of its clients, which includes a Fund. Services received from broker-dealers that executed securities transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written or electronic reports, access to specialized financial publications, telephone contacts and personal

                                       38

meetings with security analysts, but may also be provided in the form of access to various computer software and meetings arranged with corporate and industry representatives.

The Advisor may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or electronic communication services used by the Advisor to facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. The Advisor may use brokerage commissions to obtain certain brokerage products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment decision-making process). In those circumstances, the Advisor will make a good faith judgment to evaluate the various benefits and uses to which it intends to put the mixed use product or service and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the Fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the
Sub-Advisor or one of its affiliates) may act as a broker for the Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor, and in accordance with procedures approved by the Funds' Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the Funds a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

The following shows total brokerage commissions paid for the past three fiscal years:

DWS Large Cap Value Fund: For the fiscal year ended November 30, 2007, the Fund paid $2,936,872 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,037,859 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,401,727 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the

                                       39

Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                     Value of Securities Owned as of
                                                            November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)           (in thousands)
---------------------------------------------------           --------------

 Bank of New York Mellon Corp.                                   $33,296
 Prudential Financial Inc.                                       $29,117
 JP Morgan Chas & Co.                                            $23,722

DWS Dreman High Return Equity Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,783,441 in commissions. For the fiscal year ended November 30,
2006, the Fund paid $3,735,553 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned as of
                                                             November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------            --------------

Washington Mutual Inc.                                            $257,704
PNC Financial Services Group                                      $231,187
Bank of America Corp.                                             $331,977
JP Morgan Chase & Co.                                              $24,113
US Bancorp                                                        $138,778
Wachovia Corp.                                                    $362,959

DWS Dreman Mid Cap Value Fund: For the fiscal year ended November 30, 2007, the
Fund paid $99,950 in commissions. For the fiscal year ended November 30, 2006, the Fund paid $23,086 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $4,977 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in Rule
10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                            Value of Securities Owned as of
                                                                   November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)                  (in thousands)
---------------------------------------------------                  --------------

Comerica, Inc.                                                          $1,250
Marshall & Ilsley Corp.                                                   $876

DWS Dreman Small Cap Fund: For the fiscal year ended November 30, 2007, the Fund paid $3,098,169 in commissions. For the fiscal year ended November 30, 2006, the
Fund paid $3,666,993 in commissions. For the fiscal year ended November 30,
2005, the Fund paid $2,668,544 in commissions. The Fund is required to identify any securities of its "regular brokers or dealers" (as such term is defined in
Rule 10b-1 under the 1940 Act) that the Fund has acquired during the most recent fiscal year. As of November 30, 2007 the Fund held the following securities of its regular brokers or dealers:

                                                      Value of Securities Owned as of
                                                             November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)            (in thousands)
---------------------------------------------------            --------------

Waddell & Reed Financial, Inc.                                    $10,063

                                       40

                                                         Value of Securities Owned as of
                                                                November 30, 2007
Name of Regular Broker or Dealer or Parent (Issuer)               (in thousands)
---------------------------------------------------               --------------

Stancorp Financial Group, Inc.                                       $13,903
Apollo Investment Corp.                                              $14,864

Portfolio Turnover

Portfolio turnover rate is defined by the SEC as the ratio of the lesser of sales or purchases to the monthly average value of such securities owned during the year, excluding all securities whose remaining maturities at the time of acquisition were one year or less.

Portfolio turnover rates for the two most recent fiscal years are as follows
(fiscal years ended):

                                         November 30, 2007   November 30, 2006
                                         -----------------   -----------------

DWS Large Cap Value Fund                        86%                 76%
DWS Dreman High Return Equity Fund              27%                 32%
DWS Dreman Mid Cap Value Fund                   82%                 34%
DWS Dreman Small Cap Value Fund                 60%                 48%

Higher levels of activity by the Funds result in higher transaction costs and may also result in taxes on realized capital gains to be borne by the Funds'
shareholders. Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet each Fund's objective.

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting transactions in fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by the Funds' agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks, cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A distribution will be reinvested in shares of the same fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value of a Fund next determined after receipt in good order by the Distributor of the order accompanied by payment. However, orders received by dealers or other financial services firms prior to the determination of net asset value and received in good order by the Distributor prior to the close of its business day will be confirmed at a price based on the net asset value effective on that day ("trade date").

Certificates. Share certificates will not be issued.

Additional Minimum Balance Policies. For fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gifts to Minor Act and Uniform Transfers to
Minor Act accounts, the minimum balance is $1,000 for Class S. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. DWS Scudder group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

                                       41

Shareholders with a combined household account balance in any of the DWS Funds of $100,000 or more, as well as group retirement and certain other accounts, will not be subject to an automatic redemption.

Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA)
with balances below $1,000 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Use of Financial Services Firms. Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem a Fund's shares, including higher minimum investments, and may assess transaction or other fees.
Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services. Firms also may hold the Fund's shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Fund's transfer agent, DWS-SISC will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Fund through the Shareholder Service Agent for record-keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. Such firms, including affiliates of DWS-SDI, may receive compensation from the Fund through the Shareholder Service Agent for these services.

Each Fund has authorized one or more financial service institutions, including certain members of the FINRA other than the Distributor ("financial institutions"), to accept purchase and redemption orders for a Fund's shares.
Such financial institutions may also designate other parties, including plan administrator intermediaries, to accept purchase and redemption orders on a
Fund's behalf. Orders for purchases or redemptions will be deemed to have been received by a Fund when such financial institutions or, if applicable, their authorized designees accept the orders. Subject to the terms of the contract between a Fund and the financial institution, ordinarily orders will be priced at a Fund's net asset value next computed after acceptance by such financial institution or its authorized designees and accepted by a Fund. Further, if purchases or redemptions of a Fund's shares are arranged and settlement is made at an investor's election through any other authorized financial institution, that financial institution may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Funds' principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Directors and the Distributor may suspend or terminate the offering of shares of a Fund at any time for any reason.

DWS-SDI has adopted an Incentive Plan (the "Plan") covering wholesalers that are regional vice presidents ("DWS Scudder Wholesalers"). Generally, DWS Scudder
Wholesalers market shares of the DWS funds to financial advisors, who in turn may recommend that investors purchase shares of a DWS fund. The Plan is an incentive program that combines a monthly incentive component with a quarterly strategic bonus component. Under the Plan, DWS Scudder Wholesalers will receive a monetary monthly incentive based on the amount of sales generated from their marketing of the funds, and that incentive will differ depending on the product category of the fund. Each fund is assigned to one of four product categories --
"Core," "Strategic," "Satellite" or "Non-CSS" -- taking into consideration, among other things, the following criteria, where applicable:

o        The Fund's 3-year performance;

o        The Fund's Morningstar rating;

o        Market size for the fund category;

o        The Fund's size, including sales and redemptions of the Fund's shares;

o        The length of time the Fund's Portfolio Managers have managed the Fund;
         and

o        The Fund's consistency with DWS Scudder's branding.

This information and other factors are presented to a committee comprised of representatives from various groups within DWS Scudder, who review on a quarterly basis the funds assigned to each product category described above, and make any changes to those assignments at that time. No one factor, whether positive or negative, determines a

                                       42

fund's placement in a given category; all these factors together are considered, and the designation of funds in the Core, Strategic and Satellite categories represents management's judgment based on the above criteria. In addition, management may consider a fund's profile over the course of several review periods before making a change to its category assignment. These category assignments will be posted quarterly to the DWS funds' Web site at
www.dws-scudder.com, approximately one month after the end of each quarter. DWS
Scudder Wholesalers will receive the highest compensation for Core and Strategic funds, less for Satellite funds and the lowest for Non-CSS funds. The level of compensation among these categories may differ significantly.

In the normal course of business, DWS Scudder will from time to time introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed in the Strategic compensation category for a minimum period of four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund category. After that four quarter period, each new fund in the Strategic category will be reviewed by the committee and either assigned to one of the four categories or continued as a Strategic fund at that time.

The prospect of receiving, or the receipt of, additional compensation by a DWS
Scudder Wholesaler under the Plan may provide an incentive to favor marketing the Core, Strategic or Satellite funds over the Non-CSS funds. The Plan, however, will not change the price that you pay for shares of a fund. The DWS
Scudder Compliance Department monitors DWS Scudder Wholesaler sales and other activity in an effort to detect unusual activity in the context of the compensation structure under the Plan. However, investors may wish to take the
Plan and the product category of the fund into account when considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone and Electronic Transaction Procedures. Shareholders have various telephone, Internet, wire and other electronic privileges available. The fund or its agents will not be liable for any losses, expenses or costs arising out of fraudulent or unauthorized instructions pursuant to these privileges if the fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine. Verification procedures include recording instructions, requiring certain identifying information before acting upon instructions and sending written confirmations. During periods when it is difficult to contact the Shareholder Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated Clearing House System (minimum $50 and maximum $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or redemption of Fund shares. Shares purchased by check or through QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege until such Shares have been owned for at least 10 calendar days.
QuickBuy and QuickSell cannot be used with passbook savings accounts or for certain tax-deferred plans.

Share Pricing. Purchases will be filled at the net asset value per share next computed after receipt of the application in good order. The net asset value of shares of each Fund is calculated at 4:00 p.m. Eastern time or the close of business on each day the New York Stock Exchange (the "Exchange") is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next business day's net asset value. If the order has been placed by a member of FINRA, other than the Distributor, it is the responsibility of the member broker, rather than the Funds, to forward the purchase order to the transfer agent in Kansas City by the close of regular trading on the Exchange.

Dividend Payment Option. Investors may have dividends and distributions automatically deposited to their predesignated bank account through DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking account of record is with a member bank of Automated Clearing House
Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a Fund pays its distribution. A Dividend Payment Option request form can be obtained by visiting our Web site at: www.dws-scudder.com or calling (800)
728-3337. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

                                       43

Tax-Sheltered Retirement Plans. The Shareholder Service Agent provides retirement plan services and documents and the Distributor can establish investor accounts in any of the following types of retirement plans:

o        Traditional, Roth and Education IRAs. This includes Savings Incentive
         Match Plan for Employees of Small Employers ("SIMPLE"), Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7) Custodial Accounts. This type of plan is available to employees of most non-profit organizations.

o        Prototype money purchase pension and profit-sharing plans may be adopted by employers.

Brochures describing these plans as well as model defined benefit plans, target benefit plans, 457 plans, 401(k) plans, simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors should consult with their own tax advisors before establishing a retirement plan.

Purchases

The Funds reserve the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason. Also, from time to time, the Funds may temporarily suspend the offering of any class of its shares to new investors. During the period of such suspension, persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. For more information, please see "Policies You Should Know About" in the Fund's prospectuses.

The Funds may waive the minimum for purchases by trustees, directors, officers or employees of a Fund or the Advisor and its affiliates.

Eligible Class S Investors

A.        The following investors may purchase Class S shares of DWS Funds either (i) directly from DWS Scudder Distributors, Inc. ("DWS-SDI"), the Fund's principal underwriter; or (ii) through an intermediary relationship with a financial services firm established with respect to the DWS Funds as of December 31, 2004.

          1.      Existing shareholders of Class S shares of any DWS Fund as of
                  December 31, 2004, and household members residing at the same address.

          2.      Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class
                  AARP and Class S on July 17, 2006 and household members
                  residing at the same address.

          3.      Shareholders who have owned Class S shares continuously since
                  December 31, 2004 and household members residing at the same address may open new accounts for Class S shares of any DWS
                  Fund.

          4.      Any participant who has owned Class S shares of any DWS Fund through an employee sponsored retirement, employee stock,
                  bonus, pension or profit sharing plan continuously since
                  December 31, 2004 may open a new individual account for Class
                  S shares of any DWS Fund.

                                       44

          5.      Any participant who owns Class S shares of any DWS Fund
                  through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6.      Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7.      Class S shares are available to any accounts managed by the
                  Advisor, any advisory products offered by the Advisor or
                  DWS-SDI and to DWS Allocation Series or other fund of funds managed by the Advisor or its affiliates.

          8.      Shareholders of Class S of DWS Emerging Markets Equity Fund
                  who became shareholders of the fund in connection with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17,
                  2006.

          9.      Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the consolidation of Class M and Class S on August 18, 2006 and household members residing at the same address.

          10.     Shareholders of Class S of any DWS Fund who became Class S shareholders in connection with the renaming or conversion of
                  Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1.      Broker-dealers, banks and registered investment advisors
                  ("RIAs") may purchase Class S shares in connection with a
                  comprehensive or "wrap" fee program or other fee based
                  program.

          2.      Any group retirement, employee stock, bonus, pension or
                  profit-sharing plans.

          3.      Persons who purchase shares as part of an investment only
                  placement in a 529 College Savings Plan.

          4.      Persons who purchase shares through a Health Savings Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

DWS-SDI may, at its discretion, require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent regulatory developments, the Advisor, the Distributor and their affiliates have undertaken to furnish certain additional information below regarding the level of payments made by them to selected affiliated and unaffiliated brokers, dealers, participating insurance companies or other financial intermediaries ("financial advisors") in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of investors and Fund shares ("revenue sharing").

The Advisor, the Distributor and/or their affiliates may pay additional compensation, out of their own assets and not as an additional charge to each
Fund, to financial advisors in connection with the sale and/or distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue sharing payments are in addition to any distribution or service fees payable under any Rule 12b-1 or service plan of any fund, any record keeping/sub-transfer agency/networking fees payable by each Fund (generally through the Distributor or an affiliate) and/or the Distributor to certain financial advisors for performing such services and any sales charges, commissions, non-cash compensation arrangements expressly permitted under applicable rules of FINRA or other concessions described in the fee table or elsewhere in the Prospectuses or the SAI as payable to all financial advisors.
For

                                       45

example, the Advisor, the Distributor and/or their affiliates may compensate financial advisors for providing each Fund with "shelf space" or access to a third party platform or fund offering list, or other marketing programs including, without limitation, inclusion of each Fund on preferred or recommended sales lists, mutual fund "supermarket" platforms and other formal sales programs; granting the Distributor access to the financial advisor's sales force; granting the Distributor access to the financial advisor's conferences and meetings; assistance in training and educating the financial advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of each Fund attributable to the financial advisor, the particular fund or fund type or other measures as agreed to by the Advisor, the Distributor and/or their affiliates and the financial advisors or any combination thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors based on, for example, the nature of the services provided by the financial advisor.

The Advisor, the Distributor and/or their affiliates currently make revenue sharing payments from their own assets in connection with the sale and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial advisors in amounts that generally range from .01% up to .50% of assets of the Fund serviced and maintained by the financial advisor, .10% to
..25% of sales of the Fund attributable to the financial advisor, a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are annual figures typically paid on a quarterly basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates. Receipt of, or the prospect of receiving, this additional compensation, may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation disclosure and/or talk to your financial advisor to obtain more information on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor, the Distributor and/or their affiliates may also make such revenue sharing payments to financial advisors under the terms discussed above in connection with the distribution of both DWS funds and non-DWS funds by financial advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded retirement plan platform (the "Platform")
with the level of revenue sharing payments being based upon sales of both the
DWS funds and the non-DWS funds by the financial advisor on the Platform or current assets of both the DWS funds and the non-DWS funds serviced and maintained by the financial advisor on the Platform.

As of the date hereof, each Fund has been advised that the Advisor, the
Distributor and their affiliates expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.

                                       46

Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. -- International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms

Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company

                                       47

Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions, modifications or deletions to the financial advisors identified above that have occurred since the date hereof are not reflected.

The Advisor, the Distributor or their affiliates may enter into additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The prospect of receiving, or the receipt of additional compensation or promotional incentives described above by financial advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular DWS Fund over sales of shares of mutual funds (or non-mutual fund investments) with respect to which the financial advisor does not receive additional compensation or promotional incentives, or receives lower levels of additional compensation or promotional incentives.
Similarly, financial advisors may receive different compensation or incentives that may influence their recommendation of any particular share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial advisor and review your financial advisor's disclosures.

Automatic Investment Plan. A shareholder may purchase additional shares of the
Funds through an automatic investment program. With the Direct Deposit Purchase
Plan ("Direct Deposit"), investments are made automatically (minimum $1,000 and maximum $250,000 for initial investments and a minimum of $50 and maximum of
$250,000 for subsequent investments) from the shareholder's account at a bank, savings and loan or credit union into the shareholder's fund account.
Termination by a shareholder will become effective within thirty days after the
Shareholder Service Agent has received the request. The fund may immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

                                       48

Minimum Subsequent Investment Policies. For current shareholders there is a $50 minimum investment requirement for subsequent investments in the fund. There is no minimum subsequent investment requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll Investment Plans. A shareholder may purchase shares through Payroll
Direct Deposit or Government Direct Deposit. Under these programs, all or a portion of a shareholder's net pay or government check is invested each payment period. A shareholder may terminate participation in these programs by giving written notice to the shareholder's employer or government agency, as appropriate. (A reasonable time to act is required.) A Fund is not responsible for the efficiency of the employer or government agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing Shareholders. Shareholders of other
DWS funds who have submitted an account application and have certified a tax identification number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of FINRA, and banks may open an account by wire by calling (800) 728-3337 for instructions. The investor must send a duly completed and signed application to the Fund promptly. A subsequent purchase order may be placed by established shareholders (except by DWS Scudder Individual Retirement
Account (IRA), DWS Scudder Horizon Plan, DWS Scudder Profit Sharing and Money
Purchase Pension Plans, DWS Scudder 401(k) and DWS Scudder 403(b) Plan holders), members of FINRA, and banks.

It is our policy to offer purchase privileges to current or former directors or trustees of the Deutsche or DWS Scudder mutual funds, employees, their spouses or life partners and children or stepchildren age 21 or younger of Deutsche Bank or its affiliates or a subadvisor to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Funds. Qualified individuals will generally be allowed to purchase shares in the class with the lowest expense ratio, usually the Institutional Class shares. If a fund does not offer
Institutional Class shares, these individuals will be allowed to buy Class A shares at NAV. The Funds also reserve the right to waive the minimum account balance requirement for employee and director accounts. Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount (calculated at net asset value, without regard to the effect of any contingent deferred sales charge; any contingent deferred sales charge is also assessed on the total redemption amount without regard to the assessment of the
2% redemption fee) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange). The redemption fee is paid directly to a Fund, and is designed to encourage long-term investment and to offset transaction and other costs associated with short-term or excessive trading. For purposes of determining whether the redemption fee applies, shares held the longest time will be treated as being redeemed first and shares held the shortest time will be treated as being redeemed last. The redemption fee is applicable to fund shares purchased either directly or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with a Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors.
These purchase and sale transactions are generally netted against one another and placed on an aggregate basis; consequently the identities of the individuals on whose behalf the transactions are placed generally are not known to the fund.
For this reason, the fund has undertaken to notify financial intermediaries of their obligation to assess the redemption fee on customer accounts and to collect and remit the proceeds to a Fund. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from a Fund's.

General. Policies and procedures affecting transactions in Fund shares can be changed at any time without notice, subject to applicable law. Transactions may be contingent upon proper completion of application forms and other documents by shareholders and their receipt by a Fund's agents. Transaction delays in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service firms) are responsible for all losses and fees resulting from bad checks,

                                       49

cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

In addition, the Funds reserve the right to suspend or postpone redemptions as permitted pursuant to Section 22(e) of the Investment Company Act of 1940.
Generally, those circumstances are when 1) the New York Stock Exchange is closed other than customary weekend or holiday closings; 2) trading on the New York
Stock Exchange is restricted; 3) an emergency exists which makes the disposal of securities owned by a fund or the fair determination of the value of the fund's net assets not reasonably practicable; or 4) the SEC, by order, permits the suspension of the right of redemption. Redemption payments by wire may also be delayed in the event of a non-routine closure of the Federal Reserve wire payment system.

A request for repurchase (confirmed redemption) may be communicated by a shareholder through a financial services firm to the Distributor, which firms must promptly submit orders to be effective.

Redemption requests must be unconditional. Redemption requests (and a stock power for certificated shares) must be duly endorsed by the account holder. As specified in the prospectus, signatures may need to be guaranteed by a commercial bank, trust company, savings and loan association, federal savings bank, member firm of a national securities exchange or other financial institution permitted by SEC rule. Additional documentation may be required, particularly from institutional and fiduciary account holders, such as corporations, custodians (e.g., under the Uniform Transfers to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the redemption are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record, normally a telephone request or a written request by any one account holder without a signature guarantee is sufficient for redemptions by individual or joint account holders, and trust, executor and guardian account holders, provided the trustee, executor or guardian is named in the account registration. Other institutional account holders may exercise this special privilege of redeeming shares by telephone request or written request without signature guarantee subject to the same conditions as individual account holders, provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the Shareholder Service Agent with signatures guaranteed. This privilege may not be used to redeem shares held in certificated form and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires. Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed by a Fund for up to seven days if a Fund or the Shareholder Service
Agent deems it appropriate under then-current market conditions. The ability to send wires is limited by the business hours and holidays of the firms involved.
The Fund is not responsible for the efficiency of the federal wire system or the account holder's financial services firm or bank. The account holder is responsible for any charges imposed by the account holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to the Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic Withdrawal Plan. An owner of $5,000 or more of a class of a Fund's shares at the offering price may provide for the payment from the owner's account of any requested dollar amount to be paid to the owner or a designated payee monthly, quarterly, semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately on the first of the month. Investors using this Plan must reinvest Fund distributions.

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan (the
"Plan") to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment and any reinvested dividends and capital gains distributions. Any such requests must be received by the

                                       50

Funds' transfer agent ten days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Corporation or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Corporation of notice of death of the shareholder.

In-kind Redemptions. The Funds reserve the right to honor any request for redemption or repurchase by making payment in whole or in part in readily marketable securities. These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value. A redeeming shareholder who receives such securities will be subject to federal income tax in the same manner as if a cash distribution had been received. A shareholder may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders may request an exchange of their shares for shares of the corresponding class of other DWS Funds, subject to the provisions below.

Shares of money market funds that were acquired by purchase (not including shares acquired by dividend reinvestment) are subject to the applicable sales charge on exchange. Certain series of DWS Target Fund are available on exchange only during the offering period for such series as described in the applicable prospectus. Tax Free Money Fund -- Investment Class, NY Tax-Free Money Fund
--Investment Class, Treasury Money Fund -- Investment Class, Money Market Fund
-- Investment Class, Cash Management Fund Institutional, Cash Reserves Fund
Institutional, Treasury Money Fund -- Institutional Class, Cash Reserve Fund,
Inc. Prime Series, Tax-Exempt California Money Market Fund, Cash Account Trust
and Investors Cash Trust are available on exchange but only through a financial services firm having a services agreement with DWS-SDI. All exchanges among money funds must meet applicable investor eligibility and investment requirements. Exchanges may only be made for funds that are available for sale in the shareholder's state of residence. Currently, Tax-Exempt California Money
Market Fund is available for sale only in California.

Shareholders must obtain prospectuses of the funds they are exchanging into from dealers, other firms or DWS-SDI. Exchanges are taxable transactions for federal income tax purposes.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS fund may authorize the automatic exchange of a specified amount ($50 minimum) of such shares for shares of the same class of another such DWS fund.
Exchanges will be made automatically until the shareholder or the fund terminates the privilege. Exchanges are subject to the terms and conditions described above.

Dividends

The Funds intend to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Funds may follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Funds may retain all or part of such gain for reinvestment, after paying the related federal taxes for which certain shareholders may then be able to claim a credit against their federal income tax liability. If the Funds do not distribute the amount of capital gain and/or ordinary income required to be distributed by an excise tax provision of the Code, the Fund may be subject to that excise tax. In certain circumstances, the Funds may determine that it is in the interest of shareholders to distribute less than the required amount.

DWS Dreman Mid Cap Value and DWS Dreman Small Cap Value Fund intend to distribute dividends from their net investment income excluding short-term capital gains annually and DWS Large Cap Value Fund and DWS Dreman High Return
Equity Fund each intend to distribute dividends from its net investment income excluding short-term capital gains quarterly in March, June, September and
December each year. The Funds intend to distribute net realized capital gains after utilization of capital loss carryforwards, if any, annually to prevent application of a federal excise tax. An additional distribution may be made, if necessary.

                                       51

Any dividends or capital gains distributions declared in October, November or
December with a record date in such a month and paid during the following
January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared.

Dividends paid by the Funds with respect to each class of its shares will be calculated in the same manner, at the same time and on the same day.

Income and capital gain dividends, if any, of the Funds will be credited to shareholder accounts in full and fractional shares of the same class of the
Funds at net asset value on the reinvestment date, except that, upon written request to the Shareholder Service Agent, a shareholder may select one of the following options:

1.        To receive income and short-term capital gain dividends in cash and long-term capital gain dividends in shares of the same class at net asset value; or

2.        To receive income and capital gain dividends in cash.

Dividends will be reinvested in shares of the same class of the Funds unless shareholders indicate in writing that they wish to receive them in cash or in shares of other DWS Funds with multiple classes of shares or DWS Funds as provided in the prospectus. To use this privilege of investing dividends of the
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund distributing the dividends. A Fund will reinvest dividend checks (and future dividends) in shares of that same Fund and class if checks are returned as undeliverable. Dividends and other distributions of a
Fund in the aggregate amount of $10 or less are automatically reinvested in shares of the same Fund and class unless the shareholder requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in shares of that Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. Distributions of investment company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each distribution is accompanied by a brief explanation of the form and character of the distribution. The characterization of distributions on such correspondence may differ from the characterization for federal income tax purposes. In January of each year, the Funds issue to each shareholder a statement of the federal income tax status of all distributions in the prior calendar year.

The Funds may at any time vary its foregoing dividend practices and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional distributions of net investment income or net capital gain in order to satisfy the minimum distribution requirements contained in the Code.

                                      TAXES

The following is intended to be a general summary of certain US federal income tax consequences of investing in the Funds. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. This discussion reflects the applicable tax laws of the
United States as of the date of this Statement of Additional Information, which tax laws may change or be subject to new interpretation by the courts or the
IRS, possibly with retroactive effect. Investors are therefore advised to consult with their tax advisors before making an investment in a Fund.

                                       52

Each Fund has elected to be treated as a regulated investment company under
Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and has qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required under the Code so that it will not be subject to federal income tax on the income and gains that it distributes to shareholders. In order to qualify as a regulated investment company, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets. Each Fund is required to distribute to its shareholders at least 90 percent of its taxable and tax-exempt net investment income (including net short-term capital gain) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net capital gains in the manner required under the Code.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividends. Such dividends however would generally be eligible (i) to be treated as "qualified dividend income," in the case of individual and other noncorporate shareholders, subject to reduced rates of federal income taxation for taxable years beginning before January 1, 2011, and (ii) for the 70% dividends received deduction in the case of corporate shareholders.).

Each Fund is subject to a nondeductible 4% federal excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although each Fund's distribution policies should enable it to avoid excise tax liability, a Fund may retain (and be subject to income and/or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of such Fund.

For federal income tax purposes, distributions of investment company taxable income (as such is defined in the Code) are generally taxable as ordinary income, except as discussed below. Taxes on distributions of capital gains are determined by how long the applicable Fund owned the investments that generated the gains, rather than how long a shareholder has owned his or her shares.
Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains. Distributions of gains derived from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment company taxable income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain, provided certain holding period and other requirements are met at both the shareholder and Fund level.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level), (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation
(whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from certain foreign corporations.

Dividends from domestic corporations may comprise a substantial part of each
Fund's gross income. If any such dividends constitute a portion of a Fund's gross income, a portion of the income distributions of a Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of a Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of a Fund are deemed to have been held by the Fund or the

                                       53

shareholder, as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. If a shareholder held such shares for more than one year, the gain will be a long-term capital gain. Long-term capital gain rates applicable to individuals have been temporarily reduced, in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning on or before December 31, 2010. Any loss realized upon the redemption of shares held for six months or less at the time of redemption will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.
Furthermore, any loss from the sale or redemption of shares held six months or less generally will be disallowed to the extent that tax-exempt interest dividends were paid on such shares.

In some cases, shareholders will not be permitted to take all or a portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and (3) the shareholder subsequently acquires shares in a Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable
US income tax treaty. As it is not expected that more than 50% of the value of total assets will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to include in income, and will not be entitled to take any credits or deductions for such foreign taxes.

Investments in "passive foreign investment companies" could result in fund-level
US federal income tax or other charges on the proceeds from the sales of the investment in such company; however, this Fund-level tax can be avoided if the fund makes an election to mark such investment to market annually or treats the passive foreign investment company as a "qualified electing fund."

A Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish a Fund with their taxpayer identification numbers and certifications as to their tax status.

Shareholders of a Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of a Fund's shares. Any shareholder who is not a US Person (as such term is defined in the Code) should consider the
US and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a flat US withholding tax rate of 30% (or a potentially lower rate under an

                                       54

applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from US sources under the Code. Recently enacted legislation, however, modifies the tax treatment of certain dividends paid by a Fund to non-US persons. Effective for taxable years of a Fund before January 1, 2008, a Fund will generally not be required to withhold tax on any amounts paid to a non-US person with respect to dividends attributable to "qualified short-term gain" (i.e., the excess of short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain US source interest income that would not be subject to federal withholding tax if earned directly by a non-US person, provided such amounts are properly designated by the Fund.

Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards to which a Fund is entitled is disclosed in a Fund's annual and semi-annual reports to shareholders.

All distributions by a Fund result in a reduction in the net asset value of that
Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal, state, local or foreign tax consequences to them on an investment in shares of a Fund.

                                 NET ASSET VALUE

The net asset value of shares of each Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Funds because of higher expenses borne by these classes.

An equity security is valued at its most recent sale price on the security's primary exchange or OTC market as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange or
OTC market as of the Value Time. If it is not possible to determine the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange or OTC market as of the Value Time. In the case of certain foreign exchanges or OTC markets, the closing price reported by the exchange or OTC market (which may sometimes be referred to as the "official close" or the
"official closing price" or other similar term) will be considered the most recent sale price.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors, including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the

                                       55

mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities not addressed above are valued at prices supplied by an Independent Pricing Service, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on the relevant exchange.
Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the broker-dealer with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price, if available, on the exchange on which they are traded most extensively.
With the exception of stock index futures contracts which trade on the Chicago
Mercantile Exchange, closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on the Chicago Mercantile Exchange, closing settlement prices are normally available at approximately 4:20 Eastern time. If no settlement price is available, the last traded price on such exchange will be used.

If market quotations for a portfolio asset are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of a
Funds' Pricing Committee (or, in some cases, the Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Funds' Board and overseen primarily by the Funds' Pricing
Committee.

                             DIRECTORS AND OFFICERS

The following table presents certain information regarding the Board Members and
Officers of the Funds as of March 1, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) unless otherwise noted, the address of each individual is c/o Deutsche
Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board
Member's term of office extends until the next shareholder's meeting called for the purpose of electing such Board Member and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the Corporation.

The following individuals hold the same position with the Fund and the
Corporation.

Independent Board Members

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------

Paul K. Freeman (1950)         Consultant, World Bank/Inter-American Development Bank;                 59
Chairperson since 2007, and    formerly, Project Leader, International Institute for Applied
Board Member, 2002-present     Systems Analysis (1998-2001); Chief Executive Officer, The Eric
                               Group, Inc. (environmental insurance) (1986-1998)
-----------------------------------------------------------------------------------------------------------------

                                       56

-----------------------------------------------------------------------------------------------------------------
Name, Year of Birth,
Position(s) Held with the                                                                       Number of Funds
Corporation and Length of      Principal Occupation(s) During Past 5 Years and                  in DWS Fund
Time Served(1)                 Other Directorships Held                                         Complex Overseen
-----------------------------------------------------------------------------------------------------------------
John W. Ballantine (1946)      Retired; formerly, Executive Vice President and Chief Risk              59
Board Member, 1999-present     Management Officer, First Chicago NBD Corporation/The First
                               National Bank of Chicago (1996-1998); Executive Vice President
                               and Head of International Banking (1995-1996). Directorships:
                               Healthways Inc. (provider of disease and care management
                               services); Portland General Electric (utility company);
                               Stockwell Capital Investments PLC (private equity). Former
                               Directorships: First Oak Brook Bancshares, Inc. and Oak Brook
                               Bank
-----------------------------------------------------------------------------------------------------------------
Donald L. Dunaway (1937)       Retired; formerly, Executive Vice President, A. O. Smith                59
Board Member, 1980-present     Corporation (diversified manufacturer) (1963-1994)
-----------------------------------------------------------------------------------------------------------------
James R. Edgar (1946)          Distinguished Fellow, University of Illinois, Institute of              59
Board Member, 1999-present     Government and Public Affairs (1999-present); formerly,
                               Governor, State of Illinois (1991-1999). Directorships:  John
                               B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.;
                               Youbet.com (online wagering platform); Alberto-Culver Company
                               (manufactures, distributes and markets health and beauty care products)
-----------------------------------------------------------------------------------------------------------------
Robert B. Hoffman (1936)       Retired; formerly, Chairman, Harnischfeger Industries, Inc.             59
Board Member, 1981-present     (machinery for the mining and paper industries) (1999-2001);
                               prior thereto, Vice Chairman and Chief Financial Officer,
                               Monsanto Company (agricultural, pharmaceutical and
                               nutritional/food products) (1994-1999). Directorship:  RCP
                               Advisors, LLC (a private equity investment advisory firm)
-----------------------------------------------------------------------------------------------------------------
William McClayton (1944)       Chief Administrative Officer, Diamond Management & Technology           59
Board Member, 2004-present     Consultants, Inc. (global management consulting firm)
                               (2001-present); formerly, Senior Partner, Arthur Andersen LLP
                               (accounting) (1966-2001). Directorship: Board of Managers, YMCA
                               of Metropolitan Chicago. Formerly Trustee, Ravinia Festival
-----------------------------------------------------------------------------------------------------------------
Shirley D. Peterson (1941)     Retired; formerly, President, Hood College (1995-2000); prior           59
Board Member, 1995-present     thereto, Partner, Steptoe & Johnson (law firm); Commissioner,
                               Internal Revenue Service; Assistant Attorney General (Tax), US
                               Department of Justice. Directorships:  Federal Mogul Corp.
                               (supplier of automotive components and subsystems); AK Steel
                               (steel production); Goodyear Tire & Rubber Co.
                               (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer,
                               manufacturer and marketer of footwear) (April 2005-present);
                               Trustee, Bryn Mawr College. Former Directorship:  Bethlehem
                               Steel Corp.
-----------------------------------------------------------------------------------------------------------------
Robert H. Wadsworth (1940)     President, Robert H. Wadsworth & Associates, Inc. (consulting          62
Board Member, 2004-present     firm) (1983 to present). Formerly, Trustee of New York Board
                               DWS Funds.
-----------------------------------------------------------------------------------------------------------------

                                       57

Officers(2)

-----------------------------------------------------------------------------------------------------------------
Name, Date of Birth,
Position(s) Held with the
Corporation and Length of      Principal Occupation(s) During Past 5 Years and
Time Served(1)                 Other Directorships Held
-----------------------------------------------------------------------------------------------------------------
Michael G. Clark(4) (1965)     Managing Director(3), Deutsche Asset Management (2006-present); President of
President, 2006-present        DWS family of funds; Director, ICI Mutual Insurance Company (since October
                               2007); formerly, Director of Fund Board Relations (2004-2006) and Director of
                               Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice
                               President Operations, Merrill Lynch Asset Management (1999-2000)
-----------------------------------------------------------------------------------------------------------------
John Millette(5) (1962)        Director(3), Deutsche Asset Management
Vice President 2008 -
present, Secretary,
2001-present
-----------------------------------------------------------------------------------------------------------------
Paul H. Schubert(4) (1963)     Managing Director(3), Deutsche Asset Management (since July 2004); formerly,
Chief Financial Officer,       Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
2004-present                   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS
Treasurer, 2005-present        Global Asset Management (1994-1998)
-----------------------------------------------------------------------------------------------------------------
Patricia DeFilippis(4) (1963)  Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel,
Assistant Secretary,           New York Life Investment Management LLC (2003-2005); legal associate, Lord,
2005-present                   Abbett & Co. LLC (1998-2003)
-----------------------------------------------------------------------------------------------------------------
Elisa D. Metzger(4) (1962)     Director(3), Deutsche Asset Management (since September 2005); formerly,
Assistant Secretary,           Counsel, Morrison and Foerster LLP (1999-2005)
2005-present
-----------------------------------------------------------------------------------------------------------------
Caroline Pearson(5) (1962)     Managing Director(3), Deutsche Asset Management
Assistant Secretary,
1998-present
-----------------------------------------------------------------------------------------------------------------
Paul Antosca(5)                Director(3), Deutsche Asset Management (since 2006); formerly, Vice President,
(1957)                         The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Assistant Treasurer,
2007-present
-----------------------------------------------------------------------------------------------------------------
Jack Clark (5) (1967)          Director(3), Deutsche Asset Management (since 2007); formerly, Vice President,
Assistant Treasurer,           State Street Corporation (2002-2007)
2008-present
-----------------------------------------------------------------------------------------------------------------
Kathleen Sullivan D'Eramo(5)   Director(3), Deutsche Asset Management
(1957)
Assistant Treasurer,
2003-present
-----------------------------------------------------------------------------------------------------------------
Diane Kenneally(5) (1966)      Director(3), Deutsche Asset Management
Assistant Treasurer,
2008-present
-----------------------------------------------------------------------------------------------------------------
Jason Vazquez(4) (1972)        Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
Anti-Money Laundering          Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
Compliance Officer,            Operations Manager for AXA Financial (1999-2004)
2007-present
-----------------------------------------------------------------------------------------------------------------
Robert Kloby(4) (1962)         Managing Director(3), Deutsche Asset Management (2004-present); formerly, Chief
Chief Compliance Officer,      Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President,
2006-present                   The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                               (1984-1988)
-----------------------------------------------------------------------------------------------------------------

(1)      Length of time served represents the date that each Board Member was first elected to the common Board which oversees a number of investment companies, including the Fund, managed by the Advisor. For the

                                       58

         officers of the Fund, length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common Board.

(2)      As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Fund within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(3)      Executive title, not a board directorship.

(4)      Address:  345 Park Avenue, New York, New York 10154.

(5)      Address: Two International Place, Boston, Massachusetts 02110.

Officers' Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

Paul H. Schubert:                        Vice President
Caroline Pearson:                        Secretary
Philip J. Collora:                       Assistant Secretary

Board Members' Responsibilities. The officers of the Corporation manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. All of the
Board Members are not "interested persons" of the Advisor.

The Board has adopted its own Governance Procedures and Guidelines and has established a number of committees, as described below. For each of the following committees, the Board has adopted a written charter setting forth the committees' responsibilities.

Board Committees. The Board oversees a number of investment companies managed by the Advisor. Information shown below represents meetings held on behalf of all such funds. The common Board has the following committees:

Audit Committee: The Audit Committee, which consists entirely of Independent
Board Members, makes recommendations regarding the selection of independent registered public accounting firm for the funds, confers with the independent registered public accounting firm regarding the funds' financial statements, the results of audits and related matters, and performs such other tasks as the full
Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair),
Donald L. Dunaway and Robert B. Hoffman. The Audit Committee held eight (8)
meetings during calendar year 2007.

Nominating and Governance Committee: The Nominating and Governance Committee,
which consists entirely of Independent Board Members, seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the funds' Governance Procedures and Guidelines.
The members of the Nominating and Governance Committee are Shirley D. Peterson
(Chair), James R. Edgar and William McClayton. Shareholders wishing to submit the name of a candidate for consideration as a Board member by the committee should submit their recommendation(s) and resume to the Secretary of the
Corporation. The Nominating and Governance Committee held six (6) meetings during calendar year 2007.

Contract Review Committee: The Contract Review Committee, which consists entirely of Independent Board Members, oversees the annual contract review process. The members of the Contract Review Committee are Paul K. Freeman
(Chair), John W. Ballantine, Donald L. Dunaway, William McClayton and Robert H.
Wadsworth. The Contract Review Committee held two (2) meetings during calendar year 2007.

Valuation Committee: The Valuation Committee reviews valuation procedures adopted by the Board, determines fair value of the Fund's securities as needed in accordance with the valuation procedures and performs such other

                                       59

tasks as the full Board deems necessary. The members of the Valuation Committee are John W. Ballantine (Chair), Robert H. Wadsworth, Donald L. Dunaway
(alternate) and William McClayton (alternate). The Valuation Committee held one
(1) meeting for DWS Large Cap Value Fund and DWS Dreman High Return Equity Fund
and two (2) meetings for DWS Dreman Mid Cap Value Fund and DWS Dreman Small Cap
Value Fund during calendar year 2007.

Equity Oversight Committee: The Equity Oversight Committee oversees investment activities of the DWS equity funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Equity Oversight Committee are John W.
Ballantine (Chair), James R. Edgar and Robert B. Hoffman. The Equity Oversight
Committee held five (5) meetings during calendar year 2007.

Operations Committee: The Operations Committee oversees the operations of the funds, such as reviewing administrative fees and expenses, distribution arrangements, portfolio transaction policies, custody and transfer agency arrangements and shareholder services. Currently, the members of the Operations
Committee are Robert H. Wadsworth (Chair), John W. Ballantine and James R.
Edgar. The Operations Committee held six (6) meetings during calendar year 2007.

Fixed-Income Oversight Committee: The Fixed-Income Oversight Committee oversees investment activities of the DWS fixed-income funds overseen by the Board, such as investment performance and risk, expenses and services provided under the investment management agreement. The members of the Fixed-Income Oversight
Committee are Donald L. Dunaway (Chair), Shirley D. Peterson and Robert H.
Wadsworth. The Fixed-Income Oversight Committee held five (5) meetings during calendar year 2007.

Remuneration. Each Independent Board Member receives an annual base retainer, paid quarterly, and, as applicable, an additional annual fixed fee(s) for serving as committee member, committee chairperson and/or as the Independent
Board chairperson. The Board Members serve as board members of various other funds advised by the Advisor. The Advisor supervises a Fund's investments, pays the compensation and expenses of its personnel who serve as Board Members and officers on behalf of the Fund[s]and receives a management fee for its services.

The Board established a deferred compensation plan for the Independent Board
Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan,
the Independent Board Members may defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by the Advisor ("Shadow Shares"). Governor Edgar currently has elected to defer at least a portion of his fees. In addition, previously, Mr. Dunaway elected to defer fees that were payable, which are now included under the
Deferred Compensation Plan. The equivalent Shadow Shares are reflected below in the table describing the Board Member's share ownership.

Members of the Board who are officers, directors, employees or stockholders of the Advisor or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The
Independent Board Members are not entitled to benefits under any fund pension or retirement plan. The following table shows compensation received by each Board
Member from each Fund and aggregate compensation from the DWS Fund complex during the calendar year 2007.

                                                                                      Pension or        Total
                                       Compensation   Compensation   Compensation     Retirement    Compensation
                       Compensation        from           from           from          Benefits     Paid to Board
                           from         DWS Dreman     DWS Dreman     DWS Dreman       Accrued      Member from
Name of                DWS Large Cap   High Return   Mid Cap Value    Small Cap       as Part of      DWS Fund
Board Member            Value Fund     Equity Fund        Fund        Value Fund    Fund Expenses  Complex(2)(3)(4)
------------            ----------     -----------        ----        ----------    -------------  ----------------

John W. Ballantine         $6,390        $11,050         $1,980          $6,630         $0            $215,000

                                       60

                                       Compensation   Compensation   Compensation     Retirement    Compensation
                       Compensation        from           from           from          Benefits     Paid to Board
                           from         DWS Dreman     DWS Dreman     DWS Dreman       Accrued      Member from
Name of                DWS Large Cap   High Return   Mid Cap Value    Small Cap       as Part of      DWS Fund
Board Member            Value Fund     Equity Fund        Fund        Value Fund    Fund Expenses  Complex(2)(3)(4)
------------            ----------     -----------        ----        ----------    -------------  ----------------

Donald L. Dunaway          $6,020        $10,450         $1,850          $6,240         $0            $202,500
James R. Edgar(1)          $5,655        $10,185         $1,756          $5,865         $0            $190,000
Paul K. Freeman            $7,870        $13,647         $2,448          $8,190         $0            $265,000
Robert B. Hoffman          $5,490         $9,560         $1,700          $5,700         $0            $185,000
William McClayton          $6,090        $10,530         $1,890          $6,310         $0            $205,000
Shirley D. Peterson(5)     $5,560         $9,645         $1,720          $5,780         $0            $187,500
Robert H. Wadsworth        $6,090        $10,530         $1,890          $6,310         $0            $245,250

(1)      Includes deferred fees. Pursuant to a Deferred Compensation Plan, as discussed above, deferred amounts are treated as though an equivalent dollar amount has been invested in Shadow Shares (as defined above) of funds managed by the Advisor in which compensation may be deferred by
         Governor Edgar. Total deferred fees (including interest thereon and the return from the assumed investment in the funds managed by the Advisor)
         payable from the Funds to Governor Edgar are $148,538.

(2)      For each Board Member, except Mr. Wadsworth, total compensation for calendar year 2007 includes compensation, as of December 31, 2007, for service on the boards of 21 trusts/corporations comprised of 59 funds/portfolios. Mr. Wadsworth's total compensation for calendar year
         2007 was for service on the boards of 24 trusts/corporations comprised of 62 funds/portfolios.

(3)      Aggregate compensation includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of the Board, for which he served through December 31, 2007.

(4)      Does not include $15,000 to be paid to Mr. McClayton in calendar year
         2008 for numerous special meetings of an ad hoc committee of the Board in connection with board consolidation initiatives.

Mr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex ("DB Funds"). In connection with his resignation and the resignation of certain other board members of the
DB Funds on July 30, 2002 (the "Effective Date"), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management,
Inc. ("DAMI") agreed to recommend, and, if necessary obtain, directors and officers ("D& O") liability insurance coverage for the prior board members, including Mr. Freeman, that is at least as equivalent in scope and amount to the
D& O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D& O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D& O policy in effect prior to the
Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Fund Ownership. Under the Corporation's Governance Procedures and
Guidelines, the Independent Board Members have established the expectation that within three years of becoming a Board Member, an Independent Board Member will have invested an amount in those funds he or she oversees (which shall include amounts held under a deferred fee agreement that are valued based on "shadow shares" in such funds) in the aggregate in excess of $150,000. Each interested
Board Member is also encouraged to own an amount of shares (based upon their own individual judgment) of those funds that he or she oversees that is suitable for his or her own appropriate investment needs. The following tables set forth each
Board Member's share ownership of the Fund and all funds in the DWS Fund complex overseen by each Board Member as of December 31, 2007.

                                       61

                                                                                                     Aggregate Dollar
                                              Dollar Range of    Dollar Range of  Dollar Range of  Range of Securities
                            Dollar Range of   Securities Owned  Securities Owned     Securities     Owned in All Funds
                           Securities Owned    in DWS Dreman      in DWS Dreman     Owned in DWS     in the DWS Fund
                           in DWS Large Cap     High Return       Mid Cap Value     Dreman Small   Complex Overseen by
Name of Board Member          Value Fund        Equity Fund           Fund         Cap Value Fund      Board Member
--------------------          ----------        -----------           ----         --------------      ------------

                                                    Over
John W. Ballantine          $10,001-$50,000         $100,000         None              None             Over $100,000
                                                                                       Over
Donald L. Dunaway*           Over $100,000          $50,001-$100,000 $10,001-$50,000   $100,000         Over $100,000
                                                    Over                               Over
James R. Edgar*                  None               $100,000         None              $100,000         Over $100,000
                                                                     None
Paul K. Freeman                  None               $50,001-$100,000                   $1-$10,000       Over $100,000
Robert B. Hoffman                None               None             None              None             Over $100,000

William McClayton                None               None             None              None             $10,001-$50,000
                                                                                                        Over $100,000
Shirley D. Peterson        $50,001-$100,000         None             None              $50,001-$100,000
Robert H. Wadsworth              None               None             None              None             Over $100,000

*         The dollar range of shares shown includes shadow shares of certain DWS family of funds in which Governor Edgar is deemed to be invested pursuant to the Funds' Deferred Compensation Plan as more fully described above under "Remuneration."

Ownership in Securities of the Advisor and Related Companies

As reported to the Funds, the information in the following table reflects ownership by the Independent Board Members and their immediate family members of certain securities as of December 31, 2007. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Funds and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                                     Value of         Percent of
                                Owner and                                          Securities on     Class on an
Independent                  Relationship to                                       an Aggregate       Aggregate
Board Member                   Board Member         Company      Title of Class        Basis            Basis
------------                   ------------         -------      --------------        -----            -----

John W. Ballantine                                    None
Donald L. Dunaway                                     None
James R. Edgar                                        None
Paul K. Freeman                                       None
Robert B. Hoffman                                     None
William McClayton                                     None
Shirley D. Peterson                                   None
Robert H. Wadsworth                                   None

Securities Beneficially Owned

As of February 11, 2008, all Board Members and Officers of each Fund as a group owned beneficially (as that term is defined is section 13(d) of the Securities
Exchange Act of 1934) less than 1% of the outstanding securities of the Fund.

                                       62

To the best of each Fund's knowledge, as of February 11, 2008, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Large Cap Value Fund

Name and Address of Investor Ownership             Shares                      % of Total Shares
--------------------------------------             ------                      -----------------

JENNIFER FERRARI TTEE                           2,923,423.67                   20.64% of class A
STATE STREET BANK AND TRUST
ADP 401K DAILY VALUATION PROD A
ROSELAND NJ  07068-1739

MORGAN STANLEY & CO.                            1,132,177.16                   7.99% of class A
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

MORGAN STANLEY & CO.                              74,953.94                    5.46% of class B
HARBORSIDE FINANCIAL CENTER
JERSEY CITY NJ  07311

CITIGROUP GLOBAL MARKETS INC                      71,053.97                    5.18% of class B
109801250
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                   214,549.58                    14.59% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP6
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                    1,363,301.84             45.43% of Institutional class
CUST FBO
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                    1,065,235.14             35.50% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                     323,786.28              10.79% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                     211,617.71              7.05% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

                                       63

DWS Dreman Mid Cap Value Fund

Name and Address of Investor Ownership             Shares                      % of Total Shares
--------------------------------------             ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                   132,944.12                    8.05% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 9LS15
JACKSONVILLE FL  32246-6484

STATE STREET BANK & TRUST CO                     289,023.07              37.08% of Institutional class
CUST FBO
DWS LIFECOMPASS 2015 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                     193,480.66
CUST FBO                                                                 24.82% of Institutional class
DWS LIFECOMPASS 2020 FUND
QUINCY MA  02171-2105

GREENLEAF TRUST-MAIN OFFICE 1                    115,361.18              14.80% of Institutional class
KALAMAZOO MI  49007-4713

STATE STREET BANK & TRUST CO                      63,883.31              8.20% of Institutional class
CUST FBO
DWS LIFECOMPASS 2030 FUND
QUINCY MA  02171-2105

STATE STREET BANK & TRUST CO                      63,122.15              8.10% of Institutional class
CUST FBO
DWS LIFECOMPASS RETIREMENT FUND
QUINCY MA  02171-2105

PRUDENTIAL INVESTMENT MANAGEMENT                 261,647.61                    19.85% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
NEWARK NJ  07102-4056

CHARLES SCHWAB & CO INC                          139,969.27                    10.62% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

ELIZABETH S DICK                                  95,299.78                    7.23% of class S
C/O E DICK SMITH
BOSTON MA  02114-4131

DWS Dreman Small Cap Value Fund

Name and Address of Investor Ownership             Shares                      % of Total Shares
--------------------------------------             ------                      -----------------

MLPF&S FOR THE SOLE BENEFIT OF                  3,080,619.38                   8.15% of class A
ITS CUSTOMERS
ATTN FUND ADM (97HB0)
JACKSONVILLE FL  32246-6484

                                       64

CITIGROUP GLOBAL MARKETS INC                     241,031.47                    9.26% of class B
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                  1,717,794.85                   24.51% of class C
ITS CUSTOMERS
ATTN FUND ADMINISTRATION 97EP5
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                     498,537.58                    7.11% of class C
XXXXXXXXXX
ATTN PETER BOOTH 7TH FL
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF                   985,164.01              27.18% of Institutional class
ITS CUSTOMERS
ATTN FUND ADM (9LEW4)
JACKSONVILLE FL  32246-6484

NAT'L FINANCIAL SERVICES CORP FOR                633,778.22              17.48% of Institutional class
EXCL BENEFIT OUR CUSTOMERS
ATTN MUTUAL FUNDS 5TH FLOOR
NEW YORK NY  10281-1003

CHARLES SCHWAB & CO INC                         1,163,733.60                   19.00% of class S
REINVEST ACCOUNT
ATTN MUTUAL FUND DEPT
SAN FRANCISCO CA  94104-4151

PRUDENTIAL INVESTMENT MANAGEMENT                 865,503.10                    14.13% of class S
SERVICE FOR THE BENEFIT OF MUTUAL
FUND CLIENTS ATTN PRUCHOICE UNIT
MAIL STOP NJ 05-11-20
NEWARK NJ  07102-4056

Agreement to Indemnify Independent Directors for Certain Expenses

In connection with litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in certain DWS Funds (the "Affected Funds"), DIMA has agreed to indemnify and hold harmless the Affected Funds ("Fund Indemnification
Agreement") against any and all loss, damage, liability and expense, arising from market timing or marketing and sales matters alleged in any enforcement actions brought by governmental authorities involving or potentially affecting the Affected Funds or DIMA ("Enforcement Actions") or that are the basis for private actions brought by shareholders of the Affected Funds against the
Affected Funds, their directors and officers, DIMA and/or certain other parties
("Private Litigation"), or any proceedings or actions that may be threatened or commenced in the future by any person (including governmental authorities), arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation. In recognition of its undertaking to indemnify the Affected
Funds and in light of the rebuttable presumption generally afforded to independent directors/trustees of investment companies that they have not engaged in disabling conduct, DIMA has also agreed, subject to applicable law and regulation, to indemnify Messrs. Ballantine, Dunaway, Edgar, Freeman,
Hoffman and Ms. Peterson, each of whom is an independent director and

                                       65

was a director at the time DIMA entered into the Fund Indemnification Agreement
(the "Covered Directors"), against certain liabilities the Covered Directors may incur from the matters alleged in any Enforcement Actions or Private Litigation or arising from or similar to the matters alleged in the Enforcement Actions or
Private Litigation, and advance expenses that may be incurred by the Covered
Directors in connection with any Enforcement Actions or Private Litigation. DIMA is not, however, required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action which the Affected Funds'
Board determines that the Covered Directors ultimately would not be entitled to indemnification or (2) for any liability of the Covered Directors to the
Affected Funds or their shareholders to which the Covered Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Covered Director's duties as a director of the Affected Funds as determined in a final adjudication in such action or proceeding. The estimated amount of any expenses that may be advanced to the
Covered Directors or indemnity that may be payable under the indemnity agreements is currently unknown. This undertaking by DIMA will survive the termination of the investment management agreements between DIMA and the
Affected Funds.

                                FUND ORGANIZATION

DWS Large Cap Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap
Value Fund and DWS Dreman Small Cap Value Fund are each a series of DWS Value
Series, Inc. ("the Corporation"). DWS Dreman Concentrated Value Fund is the
fifth series of the Corporation (not offered in this SAI). The Corporation was organized as a Maryland corporation in October, 1987 and has an authorized capitalization of 4,775,000,000 shares of $0.01 par value common stock (with
4,100,000,000 designated for classes of shares not sold herein). In April 1998, the Corporation changed its name from Kemper Value Fund, Inc. to Kemper Value
Series, Inc. On May 29, 2001, Kemper Value Series, Inc. changed its name to
Scudder Value Series, Inc. On February 6, 2006, Scudder Value Series, Inc.
changed its name to DWS Value Series, Inc. Also, on February 6, 2006, Scudder
Large Cap Value Fund, Scudder Dreman Concentrated Value Fund, Scudder Dreman
High Return Equity Fund, Scudder Mid Cap Value Fund and Scudder Dreman Small Cap
Value Fund changed their names to DWS Large Cap Value Fund, DWS Dreman
Concentrated Value Fund, DWS Dreman High Return Equity Fund, DWS Mid Cap Value
Fund and DWS Dreman Small Cap Value Fund, respectively. Currently, Class A,
Class B, Class C, Class R, Class S and Institutional Class shares are offered by
DWS Dreman High Return Equity Fund. Currently, Class A, Class B, Class C,
Institutional Class and Class S are offered by DWS Large Cap Value Fund, DWS
Dreman Mid Cap Value Fund and DWS Dreman Small Cap Value Fund.

Organizational Description

The Directors have the authority to create additional Funds and to designate the relative rights and preferences as between the different Funds. The Directors also may authorize the division of shares of a Fund into different classes, which may bear different expenses. All shares issued and outstanding are fully paid and non-assessable, transferable, have no pre-emptive or conversion rights and are redeemable as described in the SAI and in a Fund's prospectus. Each share has equal rights with each other share of the same class of the Fund as to voting, dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Directors may also terminate any Fund or class by notice to the shareholders without shareholder approval.

The Corporation is not required to hold annual meetings of shareholders unless required by the 1940 Act. Special meetings of shareholders may be called by the
Chairman, President or a majority of the members of the Board of Directors and shall be called by the Secretary upon the written request of the holders of at least twenty-five percent of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote at such meeting.

Maryland corporate law provides that a Director of the Corporation shall not be liable for actions taken in good faith, in a manner he or she reasonable believes to be in the best interests of the Corporation and with the care that an ordinarily prudent person in a like position would use in similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Corporation and upon reports made to the
Corporation by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Corporation will indemnify
Directors and officers of the Corporation against liabilities and expenses actually incurred in connection with litigation in which they may be involved because of their positions with the

                                       66

Corporation. However, nothing in the Articles of Incorporation, as amended, or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Each Director serves until the next meeting of shareholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed.

Any of the Directors may be removed (provided the aggregate number of Directors after such removal shall not be less than one) with cause, by the action of a majority of the remaining Directors. Any Director may be removed at any meeting of shareholders by vote of a majority of the outstanding shares. The Directors shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any such Director or Directors when requested in writing to do so by the holders of not less than ten percent of the outstanding shares, and in that connection, the Directors will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

It is possible that a Fund might become liable for a misstatement regarding another Fund in this Statement of Additional Information. The Directors of each
Fund have considered this and approved the use of a combined SAI for the Funds.

                             PROXY VOTING GUIDELINES

The Funds have delegated proxy voting responsibilities to their investment advisor, subject to the Board's general oversight. The Funds have delegated proxy voting to the Advisor with the direction that proxies should be voted consistent with the Funds' best economic interests. The Advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting
Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Funds, and the interests of the Advisor and its affiliates, including the Funds'
principal underwriter. The Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder Rights -- The Advisor generally votes against proposals that restrict shareholder rights.

o        Corporate Governance -- The Advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a Chairman who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. The Advisor generally votes for fair price proposals.

o        Compensation Matters -- The Advisor generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders

                                       67

(sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940
Act.

Although the Guidelines set forth the Advisor's general voting positions on various proposals, the Advisor may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Board or of a majority of the Board. In addition, the
Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the Advisor or an affiliate serves as investment advisor or sponsor.

The Advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the Advisor resolves conflicts of interest. To resolve conflicts, the Advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the Advisor departs from the Guidelines with respect to a particular proxy or if the
Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Advisor will vote the proxy. Before voting any such proxy, however, the Advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the Advisor may not be able to vote proxies or the
Advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The Advisor generally does not vote proxies on securities subject to share blocking restrictions.

You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the
Securities and Exchange Commission's Web site at www.sec.gov or by visiting our
Web site at: www.dws-scudder.com for Class S shares (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolios of DWS Large Cap
Value Fund, DWS Dreman High Return Equity Fund, DWS Dreman Mid Cap Value Fund
and DWS Dreman Small Cap Value Fund, together with the Reports of Independent
Registered Public Accounting Firm, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Fund dated November
30, 2007, are incorporated herein by reference and are hereby deemed to be a part of this combined Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP numbers for Class S of DWS Large Cap Value Fund discussed in this
Statement of Additional Information is:

Class S: 23338F 606

DWS Large Cap Value Fund has a fiscal year ending November 30.

The CUSIP number for Class S of DWS Dreman High Return Equity Fund discussed in this Statement of Additional Information is:

Class S: 23338F 846

                                       68

DWS Dreman High Return Equity Fund has a fiscal year ending November 30.

The CUSIP number for Class S of DWS Dreman Mid Cap Value Fund discussed in this
Statement of Additional Information is:

Class S: 23338F 713

DWS Dreman Mid Cap Value Fund has a fiscal year ending November 30.

The CUSIP numbers for Class S of DWS Dreman Small Cap Value Fund discussed in this Statement of Additional Information is:

Class S: 23338F 762

DWS Dreman Small Cap Value Fund has a fiscal year ending November 30.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Advisor in light of the Fund's investment objective and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund's prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to a Fund and the securities offered hereby. The Registration
Statement and its amendments are available for inspection by the public at the offices of the SEC in Washington, D.C.

                                       69

                                   APPENDIX A

BOND AND COMMERCIAL PAPER RATINGS

Set forth below are descriptions of ratings which represent opinions as to the quality of the securities. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

MOODY'S INVESTORS SERVICE, INC. -- CORPORATE BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as
"gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards.
Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper -medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations,
(i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B are considered speculative and generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are highly speculative.
Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, typically are in default and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier
3 indicates that the issue ranks in the lower end of its generic rating category.

                                       70

MOODY'S INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation.
Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS SERVICES -- CORPORATE BOND RATINGS

INVESTMENT GRADE

AAA: Debt rated AAA has the highest rating assigned by S&P's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB: Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated BB, B, CCC, CC, and C has significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

                                       71

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC: Debt rated CCC has a current vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: Debt rated CC has a current high vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The Rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

R: Debt rated 'R' is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others.

N.R.: Bonds may lack a S&P's rating because no public rating has been requested, because there is insufficient information on which to base a rating, or because
S&P's does not rate a particular type of obligation as a matter of policy.

STANDARD & POOR'S RATINGS SERVICES -- SHORT-TERM RATINGS

S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

                                       72

A-3: Issues carrying this designation have adequate capacity for timely payment.
However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the issuer to meet its financial commitments.

FITCH INVESTORS SERVICE, INC. -- BOND RATINGS

INVESTMENT GRADE

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business or financial alternatives may be available which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to CC may be appended by the addition of a plus or minus sign to denote the relative status within the rating category.

NR: Indicates that Fitch Rating does not publicly rate the specific issue.

                                       73

FITCH INVESTORS SERVICE, INC. -- SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest capacity for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect a capacity for timely payment only slightly less than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory capacity for timely payment, but the margin of safety is not as great as the
F-1+ and F-1 categories.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the capacity for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                       74

SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION FOR EACH OF THE LISTED FUNDS

Cash Reserve Fund, Inc.	DWS International Fund, Inc.
Prime Series	DWS Emerging Markets Equity Fund
DWS Advisor Funds	DWS Europe Equity Fund
DWS Core Fixed Income Fund	DWS International Fund
DWS High Income Plus Fund	DWS International Value Opportunities Fund
DWS International Select Equity Fund	DWS Latin America Equity Fund
DWS Lifecycle Long Range Fund	DWS Investment Trust
DWS Micro Cap Fund	DWS Capital Growth Fund
DWS Mid Cap Growth Fund	DWS Growth & Income Fund
DWS RREEF Global Real Estate Securities Fund	DWS Large Company Growth Fund
DWS RREEF Real Estate Securities Fund	DWS S&P 500 Index Fund
DWS Short Duration Fund	DWS Small Cap Core Fund
DWS Short Duration Plus Fund	DWS Investors Funds, Inc.
DWS Short-Term Municipal Bond Fund	DWS Japan Equity Fund
DWS Small Cap Growth Fund	DWS Money Market Trust
NY Tax Free Money Fund	DWS Money Market Series
Tax Free Money Fund Investment	DWS Municipal Trust
DWS Communications Fund, Inc.	DWS Strategic High Yield Tax-Free Fund
DWS Communications Fund	DWS Managed Municipal Bond Fund
DWS Equity Partners Fund, Inc.	DWS Mutual Funds, Inc.
DWS Equity Partners Fund	DWS Gold & Precious Metals Fund
DWS Global/International Fund, Inc.	DWS Portfolio Trust
DWS Emerging Markets Fixed Income Fund	DWS Core Plus Income Fund
DWS Global Bond Fund	DWS Floating Rate Plus Fund
DWS Global Opportunities Fund	DWS Securities Trust
DWS Global Thematic Fund	DWS Climate Change Fund
DWS Income Trust	DWS Health Care Fund
DWS GNMA Fund	DWS Small Cap Value Fund
DWS Institutional Funds	DWS State Tax Free Trust
Cash Management Fund Institutional	DWS Massachusetts Tax-Free Fund
Cash Reserves Fund Institutional	DWS Target Date Series
Daily Assets Fund Institutional	DWS LifeCompass Retirement Fund
DWS Commodity Securities Fund	DWS LifeCompass 2015 Fund
DWS EAFE Equity Index Fund	DWS LifeCompass 2020 Fund
DWS Equity 500 Index Fund	DWS LifeCompass 2030 Fund
DWS Inflation Protected Plus Fund	DWS LifeCompass 2040 Fund
DWS U.S. Bond Index Fund	DWS Tax Free Trust
DWS Intermediate Tax/AMT Free Fund
DWS Value Builder Fund, Inc.
DWS Value Builder Fund
DWS Value Equity Trust
DWS Enhanced S&P 500 Index Fund
DWS Equity Income Fund

The following replaces the relevant disclosure with respect to the Board under Trustees and Officers or Directors and Officers, as applicable:

BOARD MEMBERS AND OFFICERS

The following table presents certain information regarding the Board Members of the Funds. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Board Member that is not an “interested person” (as defined in the 1940 Act) of the Funds or the Advisor (each, an “Independent Board Member”), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Funds. Because the Funds do not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members

Name, Year of Birth, Position with the Funds and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004,(2) and Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		135
Paul K. Freeman (1950) Vice Chairperson since 2008, and Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	133
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	135
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company(3) (medical technology company); Belo Corporation(3) (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	135

Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	135
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	135
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	135
William McClayton (1944) Board Member since 2004	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly Trustee, Ravinia Festival	135
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care(3) (January 2007-June 2007)	135
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003)	135
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	135
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present).	138

Interested Board Member

Name, Year of Birth, Position with the Funds and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer(4) (1958) Board Member since 2006	Managing Director(5), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	135

Officers(6)

Name, Year of Birth, Position with the Funds and Length of Time Served(7)	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(8) (1965) President, 2006-present

Managing Director(5), Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(9) (1962) Vice President and Secretary, 1999-present	Director(5), Deutsche Asset Management
Paul H. Schubert(8) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director(5), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis(8) (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger(8) (1962) Assistant Secretary, 2005-present	Director(5), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson(9) (1962) Assistant Secretary, 1997-present	Managing Director(5), Deutsche Asset Management
Paul Antosca(9) (1957) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management (since 2006); formerly, Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark (9) (1967) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)

Kathleen Sullivan D’Eramo(9) (1957) Assistant Treasurer, 2003-present	Director(5), Deutsche Asset Management
Diane Kenneally(9) (1966) Assistant Treasurer, 2007-present	Director(5), Deutsche Asset Management
Jason Vazquez(8) (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby(8) (1962) Chief Compliance Officer, 2006-present

Managing Director(5), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson(8) (1951) Chief Legal Officer, 2006-present

Director(5), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

(1)	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

(2)	Represents the year in which Ms. Driscoll was first appointed Chairperson of certain DWS funds.

(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

(4)

The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(5)	Executive title, not a board directorship.

(6)

As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(7)	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(8)	Address: 345 Park Avenue, New York, New York 10154.

(9)	Address: Two International Place, Boston, Massachusetts 02110.

Certain officers hold similar positions for other investment companies for which the Advisor or an affiliate serves as the Advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Board Members’ Responsibilities. The officers of the Funds manage its day-to-day operations under the direction of the Board. The primary responsibility of the Board is to represent the interests of the Funds and to provide oversight of the management of the Funds.

Board Committees. The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee, Contract Committee, Equity Oversight Committee, Fixed-Income and Quant Oversight Committee, Marketing and Shareholder Services Committee, and Operations Committee. For each committee, the Board has adopted a written charter setting forth each committee’s responsibilities. Each committee was reconstituted effective April 1, 2008.

Audit Committee: The Audit Committee, which consists entirely of Independent Board Members, assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) the Funds’ accounting and financial reporting policies and procedures, (3) the Funds’ compliance with legal and regulatory requirements related to accounting and financial reporting and (4) the qualifications, independence and performance of the independent registered public accounting firm for the Funds. It also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for the Funds, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Funds’ accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are William McClayton (Chair), Kenneth C. Froewiss (Vice Chair), John W. Ballantine, Henry P. Becton, Jr., Keith R. Fox and William N. Searcy, Jr. During the calendar year 2007, the Audit Committee of the Funds’ Board held nine (9) meetings.

Nominating and Governance Committee: The Nominating and Governance Committee, which consists entirely of Independent Board Members, recommends individuals for membership on the Board, nominates officers, board and committee chairs, vice chairs and committee members, and oversees the operations of the Board. The Nominating and Governance Committee also reviews recommendations by shareholders for candidates for Board positions. Shareholders may recommend candidates for Board positions by forwarding their correspondence by US mail or courier service to Dawn-Marie Driscoll, P.O. Box 100176, Cape Coral, FL 33904. The members of the Nominating and Governance Committee are Henry P. Becton, Jr. (Chair), Rebecca W. Rimel (Vice Chair), Paul K. Freeman and William McClayton. During the calendar year 2007, the Nominating/Corporate Governance Committee of the Funds’ Board performed similar functions and held three (3) meetings.

Contract Committee: The Contract Committee, which consists entirely of Independent Board Members, reviews at least annually, (a) the Funds’ financial arrangements with DIMA and its affiliates, and (b) the Funds’ expense ratios. The members of the Contract Committee are Robert H. Wadsworth (Chair), Keith R. Fox (Vice Chair), Henry P. Becton, Jr., Richard J. Herring, William McClayton and Jean Gleason Stromberg.

Equity Oversight Committee: The Equity Oversight Committee reviews the investment operations of those Funds that primarily invest in equity securities (except for those funds managed by a quantitative investment team). The members of the Equity Oversight Committee are John W. Ballantine (Chair), William McClayton (Vice Chair), Henry P. Becton, Jr., Keith R. Fox, Richard J. Herring and Rebecca W. Rimel. During the calendar year 2007, the Equity Oversight Committee of the Funds’ Board performed similar functions and held six (6) meetings.

Fixed-Income and Quant Oversight Committee: The Fixed-Income and Quant Oversight Committee reviews the investment operations of those Funds that primarily invest in fixed-income securities or are managed by a quantitative investment team. The members of the Fixed-Income and QuantOversight Committee are William N. Searcy, Jr. (Chair), Jean Gleason Stromberg (Vice Chair), Dawn-Marie Driscoll, Paul K. Freeman, Kenneth C. Froewiss and Robert H. Wadsworth. During the calendar year 2007, the Fixed-Income Oversight Committee of the Funds’ Board performed similar functions and held six (6) meetings.

Marketing and Shareholder Services Committee: The Marketing and Shareholder Services Committee reviews the Funds’ marketing program, sales practices and literature and shareholder services. The members of the Marketing and Shareholder Services Committee are Richard J. Herring (Chair), Dawn-Marie Driscoll (Vice Chair), Paul K. Freeman, Rebecca W. Rimel, Jean Gleason Stromberg and Robert H. Wadsworth. During the calendar year 2007, the Marketing/Distribution/Shareholder Service Committee of the Funds’ Board performed similar functions and held seven (7) meetings.

The Operations Committee: The Operations Committee reviews the administrative operations, legal affairs and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements, valuation of Fund assets and securities and such other tasks as the full Board deems necessary or appropriate. The Operations Committee also oversees the valuation of the Funds’ securities and other assets and determines, as needed, the fair value of Fund securities or other assets under certain circumstances as described in the Funds’ Valuation Procedures. The Operations Committee has appointed a Valuation Sub-Committee, which may make determinations of fair value required when the Operations Committee is not in session. The members of the Operations Committee are Paul K. Freeman (Chair), Dawn-Marie Driscoll (Vice Chair), John W. Ballantine, Kenneth C. Froewiss, Rebecca W. Rimel and William N. Searcy, Jr. The members of the Valuation Sub-Committee are Kenneth C. Froewiss (Chair), John W. Ballantine, Dawn-Marie Driscoll (Alternate), Paul K. Freeman (Alternate), Rebecca W. Rimel (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2007, the Expenses/Operations Committee, which held nine (9) meetings, and Valuation Committee, which held six (6) meetings, except for DWS High Income Plus Fund, DWS Communications Fund, DWS International Value Opportunities Fund, DWS Growth & Income Fund and DWS Climate Change Fund which held seven (7) meetings, DWS RREEF Global Real Estate Securities Fund, DWS Global Thematic Fund, DWS Emerging Markets Equity Fund and DWS Japan Equity Fund which held eight (8) meetings, DWS Gold & Precious Metals Fund which held eleven (11) meetings and DWS Global Opportunities Fund which held twelve (12) meetings, performed similar functions.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Remuneration. Each Independent Board Member receives compensation from the Funds for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors' educational seminars or conferences, service on industry or association committees, participation as speakers at directors' conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex.

Board Members who are officers, directors, employees or stockholders of Deutsche Asset Management (“DeAM”) or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds. The following tables show compensation from the Funds and aggregate compensation from all of the funds in the DWS fund complex received by each Independent Board Member during the calendar year 2007. Mr. Schwarzer is an interested person of the Funds and received no compensation from the Funds or any fund in the DWS fund complex during the relevant periods.

	Aggregate Compensation from Fund
Name of Board Member	Cash Management Fund Institutional	Cash Reserve Fund, Inc. – Prime Series	Cash Reserves Fund Institutional	Daily Assets Fund Institutional
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$83	$3,031	$83	$9,271
Dawn-Marie Driscoll	$83	$3,795	$83	$11,630
Keith R. Fox	$83	$3,033	$83	$9,352
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$83	$2,987	$83	$9,215
Richard J. Herring	$83	$2,871	$83	$8,947
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$83	$2,795	$83	$8,718

William N. Searcy, Jr.	$83	$2,987	$83	$9,215
Jean Gleason Stromberg	$83	$2,795	$83	$8,667
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Capital Growth Fund	DWS Climate Change Fund	DWS Commodity Securities Fund	DWS Communications Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$4,233	$0	$642	$865
Dawn-Marie Driscoll	$5,313	$0	$804	$1,088
Keith R. Fox	$4,265	$0	$647	$872
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$4,202	$0	$638	$859
Richard J. Herring	$4,095	$0	$621	$838
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$3,990	$0	$605	$817
William N. Searcy, Jr.	$4,202	$0	$638	$859
Jean Gleason Stromberg	$3,969	$0	$602	$812
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Core Fixed Income Fund	DWS Core Plus Income Fund	DWS EAFE Equity Index Fund	DWS Emerging Markets Equity Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$3,497	$1,503	$1,033	$800
Dawn-Marie Driscoll	$4,395	$1,887	$1,299	$1,006
Keith R. Fox	$3,525	$1,515	$1,042	$806
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$3,472	$1,492	$1,027	$794
Richard J. Herring	$3,381	$1,454	$999	$775
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$3,294	$1,417	$973	$755
William N. Searcy, Jr.	$3,472	$1,492	$1,027	$794
Jean Gleason Stromberg	$3,276	$1,410	$968	$750
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity 500 Index Fund	DWS Equity Income Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$551	$244	$83	$339
Dawn-Marie Driscoll	$692	$306	$83	$426
Keith R. Fox	$556	$246	$83	$342
Paul K. Freeman	$0	$0	$0	$0

Kenneth C. Froewiss	$547	$242	$83	$337
Richard J. Herring	$533	$236	$83	$328
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$519	$230	$83	$320
William N. Searcy, Jr.	$547	$242	$83	$337
Jean Gleason Stromberg	$516	$229	$83	$318
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Equity Partners Fund	DWS Europe Equity Fund	DWS Floating Rate Plus Fund	DWS Global Bond Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$1,091	$1,403	$13	$317
Dawn-Marie Driscoll	$1,369	$1,763	$17	$398
Keith R. Fox	$1,099	$1,413	$13	$319
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$1,083	$1,392	$13	$314
Richard J. Herring	$1,055	$1,357	$13	$307
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$1,028	$1,322	$13	$299
William N. Searcy, Jr.	$1,083	$1,392	$13	$314
Jean Gleason Stromberg	$1,023	$1,315	$13	$297
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund	DWS Gold & Precious Metals Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$1,927	$4,545	$5,837	$1,590
Dawn-Marie Driscoll	$2,419	$5,719	$7,323	$1,998
Keith R. Fox	$1,942	$4,585	$5,880	$1,602
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$1,914	$4,517	$5,793	$1,578
Richard J. Herring	$1,862	$4,394	$5,647	$1,539
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$1,814	$4,281	$5,502	$1,499
William N. Searcy, Jr.	$1,914	$4,517	$5,793	$1,578
Jean Gleason Stromberg	$1,804	$4,254	$5,475	$1,491
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Growth & Income Fund	DWS Health Care Fund	DWS High Income Plus Fund	DWS Strategic High Yield Tax-Free Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$10,499	$522	$978	$2,201

Dawn-Marie Driscoll	$13,180	$655	$1,228	$2,766
Keith R. Fox	$10,578	$526	$986	$2,219
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$10,421	$518	$971	$2,186
Richard J. Herring	$10,157	$505	$945	$2,129
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$9,896	$492	$921	$2,074
William N. Searcy, Jr.	$10,421	$518	$971	$2,186
Jean Gleason Stromberg	$9,847	$489	$917	$2,063
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Inflation Protected Plus Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund	DWS International Select Equity Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$69	$1,512	$4,603	$588
Dawn-Marie Driscoll	$87	$1,898	$5,791	$739
Keith R. Fox	$70	$1,523	$4,641	$593
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$69	$1,501	$4,572	$584
Richard J. Herring	$67	$1,463	$4,457	$569
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$65	$1,426	$4,343	$555
William N. Searcy, Jr.	$69	$1,501	$4,572	$584
Jean Gleason Stromberg	$65	$1,418	$4,317	$552
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS International Value Opportunities Fund	DWS Japan Equity Fund	DWS Large Company Growth Fund	DWS Latin America Equity Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$28	$497	$744	$2,261
Dawn-Marie Driscoll	$35	$623	$933	$2,846
Keith R. Fox	$28	$500	$749	$2,280
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$28	$493	$738	$2,246
Richard J. Herring	$27	$480	$720	$2,190
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$26	$468	$701	$2,134
William N. Searcy, Jr.	$28	$493	$738	$2,246
Jean Gleason Stromberg	$26	$465	$698	$2,121
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS LifeCompass Retirement Fund	DWS LifeCompass 2015 Fund	DWS LifeCompass 2020 Fund	DWS LifeCompass 2030 Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$344	$760	$766	$82
Dawn-Marie Driscoll	$432	$955	$962	$104
Keith R. Fox	$347	$766	$772	$83
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$342	$755	$761	$82
Richard J. Herring	$333	$735	$741	$80
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$324	$716	$722	$78
William N. Searcy, Jr.	$342	$755	$761	$82
Jean Gleason Stromberg	$323	$712	$718	$77
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS LifeCompass 2040 Fund	DWS Lifecycle Long Range Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax-Free Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$0	$1,854	$9,165	$1,040
Dawn-Marie Driscoll	$0	$2,329	$11,505	$1,306
Keith R. Fox	$0	$1,868	$9,233	$1,047
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$0	$1,841	$9,097	$1,034
Richard J. Herring	$0	$1,794	$8,867	$1,008
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$0	$1,748	$8,639	$981
William N. Searcy, Jr.	$0	$1,841	$9,097	$1,034
Jean Gleason Stromberg	$0	$1,739	$8,595	$975
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Micro Cap Fund	DWS Mid Cap Growth Fund	DWS Money Market Series	DWS RREEF Global Real Estate Securities Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$160	$3,056	$33,817	$1,167
Dawn-Marie Driscoll	$200	$3,836	$41,978	$1,474
Keith R. Fox	$161	$3,079	$34,003	$1,180
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$159	$3,034	$33,496	$1,162
Richard J. Herring	$155	$2,958	$32,413	$1,125
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$151	$2,882	$31,573	$1,096
William N. Searcy, Jr.	$159	$3,034	$33,496	$1,162
Jean Gleason Stromberg	$150	$2,867	$31,573	$1,088
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS RREEF Real Estate Securities Fund	DWS S&P 500 Index Fund	DWS Short Duration Fund	DWS Short Duration Plus Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$4,694	$1,366	$271	$2,008
Dawn-Marie Driscoll	$5,889	$1,683	$339	$2,517
Keith R. Fox	$4,730	$1,373	$273	$2,029
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$4,659	$1,354	$269	$2,000
Richard J. Herring	$4,526	$1,309	$262	$1,933
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$4,409	$1,276	$255	$1,884
William N. Searcy, Jr.	$4,659	$1,354	$269	$2,000
Jean Gleason Stromberg	$4,390	$1,276	$254	$1,870
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS Short- Term Municipal Bond Fund	DWS Small Cap Core Fund	DWS Small Cap Growth Fund	DWS Small Cap Value Fund
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$1,143	$365	$1,043	$746
Dawn-Marie Driscoll	$1,434	$457	$1,308	$935
Keith R. Fox	$1,152	$367	$1,050	$751
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$1,135	$362	$1,034	$740
Richard J. Herring	$1,107	$353	$1,011	$721
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$1,079	$344	$985	$703
William N. Searcy, Jr.	$1,135	$362	$1,034	$740
Jean Gleason Stromberg	$1,073	$342	$981	$699
Robert H. Wadsworth	$0	$0	$0	$0

	Aggregate Compensation from Fund
Name of Board Member	DWS U.S. Bond Index Fund	DWS Value Builder Fund	NY Tax Free Money Fund	Tax Free Money Fund Investment
John W. Ballantine	$0	$0	$0	$0
Henry P. Becton, Jr.	$375	$952	$242	$1,035
Dawn-Marie Driscoll	$471	$1,192	$295	$1,329
Keith R. Fox	$378	$958	$243	$1,041
Paul K. Freeman	$0	$0	$0	$0
Kenneth C. Froewiss	$373	$944	$240	$1,025
Richard J. Herring	$363	$920	$234	$1,025
William McClayton	$0	$0	$0	$0
Rebecca W. Rimel	$353	$897	$229	$997

William N. Searcy, Jr.	$373	$944	$240	$1,025
Jean Gleason Stromberg	$351	$893	$228	$990
Robert H. Wadsworth	$0	$0	$0	$0

Name of Board Member	Total Compensation from Fund and DWS Fund Complex(1)
Independent Board Members
John W. Ballantine	$215,000
Henry P. Becton, Jr.(4)	$200,000
Dawn-Marie Driscoll(2)(4)	$253,000
Keith R. Fox(4)	$203,000
Paul K. Freeman(3)	$265,000
Kenneth C. Froewiss(4)	$200,000
Richard J. Herring(4)	$195,000
William McClayton(5)	$205,000
Rebecca W. Rimel(4)	$194,000
William N. Searcy, Jr.(4)	$200,000
Jean Gleason Stromberg(4)	$189,000
Robert H. Wadsworth	$245,250

(1)	The DWS fund complex is composed of 138 funds as of December 31, 2007.

(2)	Includes $50,000 in annual retainer fees received by Ms. Driscoll as Chairperson of certain DWS funds.

(3)

Includes $25,000 paid to Dr. Freeman for numerous special meetings of an ad hoc committee in connection with board consolidation initiatives and $50,000 in annual retainer fees received by Dr. Freeman as Chairperson of certain DWS funds.

(4)

Aggregate compensation includes amounts paid to the Board Members for special meetings of ad hoc committees of the board in connection with the consolidation of the DWS fund boards and various funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $1,000 for Mr. Becton, $1,000 for Ms. Driscoll, $1,000 for Mr. Fox, $1,000 for Mr. Froewiss, $1,000 for Dr. Herring, $5,000 for Ms. Rimel, $1,000 for Mr. Searcy and $1,000 for Ms. Stromberg. These meeting fees were borne by the Advisor.

(5)

Does not include $15,000 to be paid to Mr. McClayton in calendar year 2008 for numerous special meetings of an ad hoc committee of the former Chicago Board in connection with board consolidation initiatives.

Dr. Freeman, prior to his service as Independent Board Member, served as a board member of certain funds in the Deutsche Bank complex (“DB Funds”). In connection with his resignation and the resignation of certain other board members of the DB Funds on July 30, 2002 (the “Effective Date”), which was part of a restructuring of the boards overseeing the DB Funds, Deutsche Asset Management, Inc. (“DAMI”) agreed to recommend, and, if necessary obtain, directors and officers (“D&O”) liability insurance coverage for the prior board members, including Dr. Freeman, that is at least as equivalent in scope and amount to the D&O coverage provided to the prior board members for the six-year period following the Effective Date. In the event that D&O insurance coverage is not available in the commercial marketplace on commercially reasonable terms from a conventional third party insurer, DeAM reserved the right to provide substantially equivalent protection in the form of an indemnity or financial guarantee from an affiliate of DeAM. The D&O policy in effect prior to the Effective Date provided aggregate coverage of $25,000,000, subject to a $250,000 per claim deductible.

Board Member Ownership in the Funds

Each Board Member owns over $100,000 of shares on an aggregate basis in all DWS funds overseen by the Board as of December 31, 2007. Securities beneficially owned as defined under the 1934 Act include direct and/or indirect ownership of securities where a Board Member’s economic interest is tied to the securities, employment ownership and securities when the Board Member can exert voting power and when the Board Member has authority to sell the securities. The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000.

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	Cash Management Fund Institutional	Cash Reserve Fund, Inc. – Prime Series	Cash Reserves Fund Institutional	Daily Assets Fund Institutional
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	None	None
Dawn-Marie Driscoll	None	None	None	None
Keith R. Fox	None	$1 – $10,000	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Capital Growth Fund	DWS Climate Change Fund	DWS Commodity Securities Fund	DWS Communications Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	$1 – $10,000	None
Dawn-Marie Driscoll	$10,001 – $50,000	$10,001 – $50,000	None	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	$10,001 – $50,000	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	$10,001 – $50,000	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	$10,001 – $50,000	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Core Fixed Income Fund	DWS Core Plus Income Fund	DWS EAFE Equity Index Fund	DWS Emerging Markets Equity Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	$10,001 – $50,000	None	$10,001 - $50,000
Dawn-Marie Driscoll	None	$1 – $10,000	None	$10,001 - $50,000
Keith R. Fox	None	None	None	$50,001 - $100,000
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	$10,001 – $50,000	None	None	$10,001 - $50,000
Richard J. Herring	None	None	None	$50,001 - $100,000
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	$10,001 – $50,000	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Emerging Markets Fixed Income Fund	DWS Enhanced S&P 500 Index Fund	DWS Equity 500 Index Fund	DWS Equity Income Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1 – $10,000	$1 – $10,000	None	None
Dawn-Marie Driscoll	$1 – $10,000	$1 – $10,000	None	$1 – $10,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	Over $100,000	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Equity Partners Fund	DWS Europe Equity Fund	DWS Floating Rate Plus Fund	DWS Global Bond Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	$10,001 – $50,000	None	$10,001 – $50,000
Dawn-Marie Driscoll	None	$10,001 – $50,000	None	None
Keith R. Fox	None	$50,001 – $100,000	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	$1 – $10,000
Richard J. Herring	$10,001 – $50,000	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None

William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Global Opportunities Fund	DWS Global Thematic Fund	DWS GNMA Fund	DWS Gold & Precious Metals Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$10,001 – $50,000	$10,001 – $50,000	$1 – $10,000	$10,001 – $50,000
Dawn-Marie Driscoll	None	$10,001 – $50,000	$1 – $10,000	$1 – $10,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	$50,001 – $100,000	$50,001 – $100,000	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	$50,001 – $100,000	Over $100,000	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001 – $50,000	$10,001 – $50,000	$10,001 – $50,000
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	$50,001 – $100,000	$10,001 – $50,000	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Growth & Income Fund	DWS Health Care Fund	DWS High Income Plus Fund	DWS Strategic High Yield Tax-Free Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	$1 – $10,000
Dawn-Marie Driscoll	$10,001 – $50,000	$1 – $10,000	$1 – $10,000	$10,001 – $50,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	$10,001 – $50,000	None
Richard J. Herring	None	None	None	Over $100,000
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	$10,001 – $50,000	None
Jean Gleason Stromberg	$1 – $10,000	None	$1 – $10,000	$10,001 – $50,000
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Inflation Protected Plus Fund	DWS Intermediate Tax/AMT Free Fund	DWS International Fund	DWS International Select Equity Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	$1-$10,000	$50,001-$100,000	None
Dawn-Marie Driscoll	$1-$10,000	$10,001-$50,000	$1-$10,000	None
Keith R. Fox	None	None	Over $100,000	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	$1-$10,000	None
Richard J. Herring	$1-$10,000	None	None	$10,001-$50,000
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	$10,001-$50,000	None	None	$1-$10,000
Jean Gleason Stromberg	$10,001-$50,000	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS International Value Opportunities Fund	DWS Japan Equity Fund	DWS Large Company Growth Fund	DWS Latin America Equity Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	$10,001-$50,000	$10,001-$50,000
Dawn-Marie Driscoll	None	$1-$10,000	$1-$10,000	None
Keith R. Fox	None	None	None	Over $100,000
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	$1-$10,000	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	$10,001-$50,000
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS LifeCompass Retirement Fund	DWS LifeCompass 2015 Fund	DWS LifeCompass 2020 Fund	DWS LifeCompass 2030 Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	$1-$10,000	$1-$10,000	$1-$10,000	None
Dawn-Marie Driscoll	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None

Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	$10,001-$50,000	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS LifeCompass 2040 Fund	DWS Lifecycle Long Range Fund	DWS Managed Municipal Bond Fund	DWS Massachusetts Tax-Free Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	$1-$10,000	$1-$10,000
Dawn-Marie Driscoll	None	None	$10,001-$50,000	$1-$10,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	$10,001-$50,000	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Micro Cap Fund	DWS Mid Cap Growth Fund	DWS Money Market Series	DWS RREEF Global Real Estate Securities Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	$1-$10,000	$10,001-$50,000	$1-$10,000
Dawn-Marie Driscoll	None	None	$10,001-$50,000	$10,001-$50,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	None
Richard J. Herring	None	$10,001-$50,000	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	$10,001-$50,000	None
Jean Gleason Stromberg	None	None	Over $100,000	$10,001-$50,000
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS RREEF Real Estate Securities Fund	DWS S&P 500 Index Fund	DWS Short Duration Fund	DWS Short Duration Plus Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	$10,001-$50,000	None	$10,001-$50,000
Dawn-Marie Driscoll	None	$10,001-$50,000	None	$1-$10,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	None	$10,001-$50,000
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	$50,001-$100,000	$50,001-$100,000	None	None
William N. Searcy, Jr.	None	None	Over $100,000	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS Short-Term Municipal Bond Fund	DWS Small Cap Core Fund	DWS Small Cap Growth Fund	DWS Small Cap Value Fund
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	$10,001-$50,000	$1-$10,000	$10,001-$50,000
Dawn-Marie Driscoll	None	$1-$10,000	$10,001-$50,000	$10,001-$50,000
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	$10,001-$50,000	None	None	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None
William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Aggregate Dollar Range of Equity Securities in the Fund
Name of Board Member	DWS U.S. Bond Index Fund	DWS Value Builder Fund	NY Tax Free Money Fund	Tax Free Money Fund Investment
Independent Board Members
John W. Ballantine	None	None	None	None
Henry P. Becton, Jr.	None	None	None	None
Dawn-Marie Driscoll	None	None	$1-$10,000	None
Keith R. Fox	None	None	None	None
Paul K. Freeman	None	None	None	None
Kenneth C. Froewiss	None	None	$1-$10,000	None
Richard J. Herring	None	None	None	None
William McClayton	None	None	None	None
Rebecca W. Rimel	None	None	None	None

William N. Searcy, Jr.	None	None	None	None
Jean Gleason Stromberg	None	None	None	None
Robert H. Wadsworth	None	None	None	None
Interested Board Member
Axel Schwarzer	None	None	None	None

Please Retain This Supplement for Future Reference

April 3, 2008

Supplement to the currently effective Statements of Additional Information
("SAIs") of the funds/portfolios noted below:

DWS Alternative Asset Allocation Plus Fund
DWS Balanced Fund
DWS California Tax-Free Income Fund
DWS Climate Change Fund
DWS Commodity Securities Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Allocation Fund
DWS Core Plus Income Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE(R) Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced S&P 500 Index Fund
DWS Equity 500 Index Fund
DWS Equity Income Fund
DWS Equity Partners Fund
DWS Europe Equity Fund
DWS Floating Rate Plus Fund
DWS Global Bond Fund
DWS Global Opportunities Fund
DWS Global Thematic Fund
DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS High Income Plus Fund
DWS High Yield Tax Free Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS International Select Equity Fund
DWS International Value Opportunities Fund
DWS Investments VIT Funds
    DWS Equity 500 Index VIP
    DWS RREEF Real Estate Securities VIP
    DWS Small Cap Index VIP
DWS Japan Equity Fund
DWS Large Cap Value Fund
DWS Large Company Growth Fund
DWS Latin America Equity Fund
DWS LifeCompass Income Fund
DWS LifeCompass Protect Fund
DWS LifeCompass Retirement Fund
DWS LifeCompass 2015 Fund
DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
    DWS New York Tax-Free Income Fund
DWS RREEF Global Real Estate Securities Fund
DWS RREEF Real Estate Securities Fund
DWS Short Duration Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Value Fund
DWS S&P 500 Index Fund
DWS Target 2008 Fund
DWS Target 2010 Fund
    DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
 DWS U.S. Bond Index Fund
 DWS Value Builder Fund
 DWS Variable Series I
     DWS Bond VIP
     DWS Capital Growth VIP
     DWS Global Opportunities VIP
     DWS Growth & Income VIP
     DWS Health Care VIP
     DWS International VIP
 DWS Variable Series II
     DWS Balanced VIP
     DWS Blue Chip VIP
     DWS Conservative Allocation VIP
     DWS Core Fixed Income VIP
     DWS Davis Venture Value VIP
     DWS Dreman High Return Equity VIP
     DWS Dreman Small Mid Cap Value VIP
     DWS Global Thematic VIP
     DWS Government & Agency Securities VIP
         DWS Growth Allocation VIP
     DWS High Income VIP
     DWS International Select Equity VIP
     DWS Janus Growth & Income VIP
     DWS Large Cap Value VIP
     DWS Mid Cap Growth VIP
         DWS Moderate Allocation VIP
     DWS Small Cap Growth VIP
     DWS Strategic Income VIP
         DWS Technology VIP
     DWS Turner Mid Cap Growth VIP

The information below replaces the disclosure - applicable to portfolio managers who are employees of Deutsche Investment Management Americas Inc. (the
"Advisor") and its affiliates - in the "Compensation of Portfolio Managers"
section in the currently effective SAIs of the listed funds/portfolios.

Portfolio managers are eligible for total compensation comprised of base salary and discretionary incentive compensation.

Base Salary - Base salary generally represents a smaller percentage of portfolio managers' total compensation than discretionary incentive compensation. Base salary is linked to job function, responsibilities and financial services industry peer comparison through the use of extensive market data surveys.

Discretionary Incentive Compensation - Generally, discretionary incentive compensation comprises a greater proportion of total compensation as a portfolio manager's seniority and compensation levels increase. Discretionary incentive compensation is determined based on an analysis of a number of factors, including among other things, the performance of Deutsche Bank, the performance of the Asset Management division, and the employee's individual contribution. In evaluating individual contribution, management will consider a combination of quantitative and qualitative factors. A portion of the portfolio manager's discretionary incentive compensation may be delivered in long-term equity programs (usually in the form or Deutsche Bank equity) (the "Equity Plan"). Top performing portfolio managers may earn discretionary incentive compensation that is a multiple of their base salary.

o        The quantitative analysis of a portfolio manager's individual performance is based on, among other factors, performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-, three-, and five-year period relative to the appropriate Morningstar and Lipper peer group universes and/or benchmark index(es) with respect to each account. Additionally, the portfolio manager's
         retail/institutional asset mix is weighted, as appropriate for evaluation purposes. Generally the benchmark index used is a benchmark index set forth in the fund's prospectus to which the fund's performance is compared. Additional or different appropriate peer group or benchmark indices may also be used. Primary weight is given to pre-tax portfolio performance over three-year and five-year time periods (adjusted as appropriate if the portfolio manager has served for less than five years) with lesser consideration given to portfolio performance over a one-year period. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor.

o        The qualitative analysis of a portfolio manager's individual performance is based on, among other things, the results of an annual management and internal peer review process, and management's assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). Other factors, including contributions made to the investment team, as well as adherence to
         Compliance Policies and Procedures, Risk Management procedures, the firm's Code of Ethics and "living the values" of the Advisor are also factors.

The quantitative analysis of a portfolio manager's performance is given more weight in determining discretionary incentive compensation that the qualitative portion.

Certain portfolio managers may also participate in the Equity Plan. The amount of equity awarded under the long-term equity programs is generally based on the individual's total compensation package and may comprise from 0% to 30% of the total compensation award. As discretionary incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases.
Portfolio managers may receive a portion of their equity compensation in the form of shares in the proprietary mutual funds that they manage or support.

               Please Retain This Supplement for Future Reference

February 1, 2008

                                       2

Supplement to the currently  effective  Statements of Additional  Information of each of the listed funds/portfolios:

Cash Account Trust
  Government and Agency Securities
    Portfolio
  Money Market Portfolio
  Tax-Exempt Portfolio
Cash Management Fund Institutional
Cash Reserves Fund Institutional
Cash Reserve Fund, Inc.
  Prime Series
Daily Assets Fund Institutional
DWS Alternative Asset Allocation Plus
  Fund
DWS Balanced Fund
DWS California Tax-Free Income Fund
DWS Climate Change Fund
DWS Commodity Securities Fund
DWS Communications Fund
DWS Core Fixed Income Fund
DWS Core Plus Allocation Fund
DWS Core Plus Income Fund
DWS Disciplined Long/Short Growth Fund
DWS Disciplined Long/Short Value Fund
DWS Disciplined Market Neutral Fund
DWS Dreman Concentrated Value Fund
DWS Dreman High Return Equity Fund
DWS Dreman Mid Cap Value Fund
DWS Dreman Small Cap Value Fund
DWS EAFE(R) Equity Index Fund
DWS Emerging Markets Equity Fund
DWS Emerging Markets Fixed Income Fund
DWS Enhanced S&P 500 Index Fund
DWS Equity 500 Index Fund
DWS Equity Income Fund
DWS Equity Partners Fund
DWS Europe Equity Fund
DWS Floating Rate Plus Fund
DWS Global Bond Fund
DWS Global Opportunities Fund
DWS Global Thematic Fund
DWS Gold & Precious Metals Fund
DWS Health Care Fund
DWS High Income Plus Fund
DWS High Yield Tax Free Fund
DWS Intermediate Tax/AMT Free Fund
DWS International Fund
DWS International Select Equity Fund
DWS International Value Opportunities
    Fund
DWS Japan Equity Fund
DWS Large Cap Value Fund
DWS Large Company Growth Fund
DWS Latin America Equity Fund
DWS LifeCompass Income Fund
DWS LifeCompass Protect Fund
DWS LifeCompass Retirement Fund
DWS LifeCompass 2015 Fund
  DWS LifeCompass 2020 Fund
DWS LifeCompass 2030 Fund
DWS LifeCompass 2040 Fund
    DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Money Market Prime Series
DWS Money Market Series
DWS New York Tax-Free Income Fund
DWS RREEF Global Real Estate
  Securities Fund
DWS RREEF Real Estate Securities Fund
    DWS S&P 500 Index Fund
DWS Short Duration Fund
DWS Short-Term Municipal Bond Fund
DWS Small Cap Value Fund
DWS Target 2008 Fund
DWS Target 2010 Fund
DWS Target 2011 Fund
DWS Target 2012 Fund
DWS Target 2013 Fund
DWS Target 2014 Fund
DWS Technology Fund
DWS U.S. Bond Index Fund
DWS Value Builder Fund
Investors Cash Trust
  Treasury Portfolio
NY Tax Free Money Fund
Tax Free Money Fund Investment

The following information replaces similar disclosure under "Revenue Sharing" in the  "Purchase  and  Redemption  of Shares"  section of each  Fund's/Portfolio's
Statements of Additional Information:

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution  of  Fund  shares  or the  retention  and/or  servicing  of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own assets and not as an  additional  charge to each
Fund, to financial  advisors in connection with the sale and/or  distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue  sharing  payments are in addition to any  distribution  or service fees  payable  under any Rule  12b-1 or  service  plan of any fund,  any  record keeping/sub-transfer  agency/networking  fees  payable  by each Fund  (generally through the  Distributor  or an  affiliate)  and/or the  Distributor  to certain
financial   advisors  for  performing  such  services  and  any  sales  charges,
commissions,   non-cash  compensation  arrangements  expressly  permitted  under applicable  rules of FINRA or other  concessions

                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group

described  in the fee  table  or  elsewhere  in the  Prospectuses  or the SAI as payable to all financial  advisors.  For example,  the Advisor,  the Distributor and/or their  affiliates  may compensate  financial  advisors for providing each
Fund with  "shelf  space" or access to a third party  platform or fund  offering list, or other marketing programs including,  without  limitation,  inclusion of each Fund on preferred or  recommended  sales lists,  mutual fund  "supermarket"
platforms and other formal sales programs;  granting the  Distributor  access to the financial  advisor's  sales force;  granting the  Distributor  access to the financial  advisor's  conferences  and  meetings;  assistance  in  training  and educating the  financial  advisor's  personnel;  and,  obtaining  other forms of marketing  support.  The level of revenue  sharing  payments  made to  financial advisors may be a fixed fee or based upon one or more of the following  factors:
gross sales,  current assets and/or number of accounts of each Fund attributable to the financial advisor,  the particular fund or fund type or other measures as agreed to by the  Advisor,  the  Distributor  and/or  their  affiliates  and the financial advisors or any combination  thereof.  The amount of these payments is determined  at the  discretion  of the  Advisor,  the  Distributor  and/or their affiliates  from time to time,  may be  substantial,  and may be  different  for different  financial advisors based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that  generally  range from .01% up to .50% of assets of the Fund serviced and  maintained by the  financial  advisor,  .10% to
..25% of sales of the Fund attributable to the financial  advisor,  a flat fee of
$12,500 up to $500,000,  or any  combination  thereof.  These amounts are annual figures  typically  paid on a  quarterly  basis and are subject to change at the discretion of the Advisor, the Distributor and/or their affiliates.  Receipt of, or the prospect of receiving,  this additional compensation,  may influence your financial advisor's recommendation of this Fund or of any particular share class of the Fund. You should review your financial advisor's compensation  disclosure and/or talk to your  financial  advisor to obtain more  information  on how this compensation may have influenced your financial advisor's recommendation of this
Fund.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date  hereof,  each  Fund  has been  advised  that  the  Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors
A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
Deutsche Bank Group
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
John Hancock Distributors LLC
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
M.L. Stern & Co.
Marsh Insurance and Investment Company
Meridien Financial Group
Merrill Lynch, Pierce, Fenner & Smith Inc.

                                       2

Morgan Stanley
Oppenheimer & Co., Inc.
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
D.A. Davidson & Company
Deutsche Bank Group
Emmett A. Larkin Company
Fiduciary Trust Co. - International
First Southwest Company
Huntleigh Securities
Lincoln Investment Planning
LPL Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Ridge Clearing & Outsourcing Solutions
Romano Brothers and Company
SAMCO Capital Markets
Smith Moore & Company
Sungard Institutional Brokerage Inc.
US Bancorp
UBS
William Blair & Company

Channel: Third Party Insurance Platforms
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
First Great West Life and Annuity Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company

                                       3

Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life Group
Symetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular  DWS Fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You may wish to take  such  payment  arrangements  into  account  when  considering  and evaluating  any  recommendations  relating to Fund shares and you should discuss this matter with your  financial  advisor  and review your  financial  advisor's disclosures.

               Please Retain This Supplement for Future Reference

February 1, 2008

                                       4

                              DWS SECURITIES TRUST

                            DWS Small Cap Value Fund
                            (Class A, B and C Shares)

                             DWS VALUE EQUITY TRUST

                             DWS Equity Income Fund
                 (Class A, B, C and Institutional Class Shares)

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2007

This Statement of Additional  Information is not a prospectus and should be read in conjunction with the prospectus for the DWS Small Cap Value Fund, a series of
DWS  Securities  Trust and DWS Equity  Income Fund, a series of DWS Value Equity
Trust  (each a "Fund"  and  collectively  the  "Funds"  and each a  "Trust"  and collectively the "Trusts"),  each dated December 1, 2007 as amended from time to time, a copy of which may be obtained  without  charge by contacting DWS Scudder
Distributors, Inc. ("DWS-SDI" or the "Distributor"),  222 South Riverside Plaza,
Chicago,  Illinois  60606,  1-800-621-1148,  or from the firm  from  which  this
Statement of Additional  Information  was  obtained.  This  information  is also available  along with other  related  materials on the  Securities  and Exchange
Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated July 31, 2007,  accompany this Statement of Additional  Information and are  incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional  Information is  incorporated by reference into the combined prospectus for the Funds.

                                                                            Page
                                                                            ----

   Independent Registered Public Accounting Firm and Reports to Shareholders..36

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders.  There can be no assurance that a Fund's objective will be met.

Any  investment  restrictions  herein  which  involve  a maximum  percentage  of securities  or assets shall not be  considered  to be violated  unless an excess over the percentage occurs  immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified  as a  diversified  series of an open-end management  investment  company. A diversified fund may not, with respect to 75%
of total  assets,  invest more than 5% of total  assets in the  securities  of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer (with certain exceptions).

As a matter of fundamental policy, each Fund may not:

(1)      borrow money,  except as permitted under the Investment  Company Act of
         1940, as amended (the "1940 Act"),  and as  interpreted  or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory  authority  having  jurisdiction, from time to time;

(3)      concentrate its investments in a particular  industry,  as that term is used in the 1940 Act,  and as  interpreted  or modified  by  regulatory authority having jurisdiction, from time to time;

(4)      engage in the  business of  underwriting  securities  issued by others, except to the extent that a Fund may be deemed to be an  underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real  estate  or  interests  therein,  except  that a Fund  reserves freedom of action to hold and to sell real estate  acquired as a result of a Fund's ownership of securities;

(6)      purchase or sell commodities,  except as permitted by the 1940 Act, and
         as  interpreted  or  modified  by  the  regulatory   authority   having
         jurisdiction, from time to time; or

(7)      make loans except as permitted  under the 1940 Act, and as  interpreted or modified by regulatory authority having  jurisdiction,  from time to time.

A  fundamental  policy may not be changed  without the approval of a majority of the outstanding  voting  securities of a Fund which,  under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information,  means the lesser of (1) 67% or more of the voting securities  present at such meeting, if the holders of more than 50% of the outstanding  voting  securities of a Fund are present or  represented  by proxy,  or (2) more than 50% of the  outstanding voting securities of a Fund.

The  Trustees  of each Trust  have  voluntarily  adopted  certain  policies  and restrictions,  which are observed in the conduct of each Fund's  affairs.  These
represent   intentions  of  the  Trustees  based  upon  current   circumstances.
Non-fundamental  policies  may be changed  by the  Trustees  of a Trust  without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse
         repurchase   agreements,   dollar  rolls,   or  other   investments  or
         transactions  described in a Fund's registration statement which may be deemed to be borrowings;

                                       2

(b)      enter into either of reverse  repurchase  agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)      purchase  securities  on margin or make short  sales,  except (i) short sales against the box, (ii) in connection with arbitrage  transactions,
         (iii) for margin deposits in connection with futures contracts, options or other  permitted  investments,  (iv) that  transactions  in  futures contracts  and  options  shall  not be  deemed  to  constitute  selling securities  short,  and (v)  that a Fund  may  obtain  such  short-term
         credits  as  may  be  necessary   for  the   clearance  of   securities
         transactions;

(d)      purchase  options,  unless  the  aggregate  premiums  paid on all  such options  held by a Fund  at any  time do not  exceed  20% of its  total assets; or sell put options, if as a result, the aggregate value of the obligations  underlying  such put options would exceed 50% of its total assets;

(e)      enter  into  futures  contracts  or  purchase  options  thereon  unless immediately  after the  purchase,  the value of the  aggregate  initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not  exceed  5% of the fair  market  value of a  Fund's  total  assets;
         provided that in the case of an option that is in-the-money at the time of purchase,  the in-the-money  amount may be excluded in computing the
         5% limit;

(f)      purchase warrants if as a result,  such securities,  taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this  purpose,  warrants  acquired in units or attached to securities will be deemed to have no value);

(g)      as a matter  of  non-fundamental  policy,  DWS  Small  Cap  Value  Fund currently  does not intend to lend  portfolio  securities  in an amount greater than 33 1/3% of its total assets; and

(h)      acquire  securities  of  registered  open-end  investment  companies or registered unit investment  trusts in reliance on Sections  12(d)(1)(F)
         or 12(d)(1)(G) of the Investment Company Act of 1940. (This restriction does not apply to DWS Equity Income Fund).

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof,  more than 15% of the
Fund's net assets,  valued at the time of the transaction,  would be invested in such securities.

To meet federal tax  requirements for  qualification  as a regulated  investment company,  each Fund  must  limit  its  investments  so that at the close of each quarter  of its  taxable  year (1) no more  than  25% of its  total  assets  are invested in the securities of a single issuer (other than the US Government or a regulated investment company), and (2) with respect to at least 50% of its total assets,  no more than 5% of its total assets are invested in the securities of a single issuer.

Each  fund  may  invest  up to 20% of its  assets  in US  Treasury,  agency  and instrumentality obligations.

Temporary Defensive Policy. For temporary defensive purposes,  the DWS Small Cap
Value Fund may invest without limit in cash and cash  equivalents  when Deutsche
Investment  Management  Americas  Inc.  ("DIMA" or the  "Advisor")  deems such a position advisable in light of economic or market  conditions.  It is impossible to accurately  predict how long such alternate  strategies  may be utilized.  In such cases,  the Fund may hold without limit cash,  high grade debt  securities, without  equity  features,  which are rated  Aaa,  A or A by  Moody's  Investors
Service,  Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Service,
a division of The  McGraw-Hill  Companies,  Inc.  ("S&P"),  or, if unrated,  are deemed  by the  Advisor  to be of  equivalent  quality,  and  may  invest  in US
Government  securities and money market  instruments  which are rated in the two highest  categories by Moody's or S&P, or if unrated,  are deemed by the Advisor to be of equivalent quality.

From time to time, for temporary defensive or emergency purposes, the DWS Equity
Income  Fund may invest a portion of its assets in cash,  cash  equivalents  and other securities  which offer  comparable  levels of risk when the Advisor deems such a position  advisable  in light of  economic  or market  conditions.  It is impossible to predict for

                                       3

how long such alternate strategies may be utilized.  The Fund may also invest in repurchase agreements, and may engage in Strategic Transactions (defined below).
When a defensive position is deemed advisable,  all or a significant  portion of the Fund's assets may be held  temporarily in cash or defensive type securities, such as  high-grade  debt  securities,  securities  of the US  government or its agencies  and  high  quality  money  market  instruments,  including  repurchase agreements. It is impossible to predict for how long such alternative strategies may be utilized.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a "feeder fund"), instead of investing  directly in a portfolio of securities,  invests most or all of its investment  assets in a separate  registered  investment  company  (the  "master fund") with  substantially  the same  investment  objective  and policies as the feeder  fund.  Such a  structure  permits  the  pooling of assets of two or more feeder funds,  preserving  separate  identities or distribution  channels at the feeder  fund  level.  Based on the  premise  that  certain  of the  expenses  of operating an investment  portfolio are  relatively  fixed,  a larger  investment portfolio may eventually  achieve a lower ratio of operating expenses to average net assets. An existing  investment  company is able to convert to a feeder fund
by  selling  all  of  its  investments,   which  involves  brokerage  and  other
transaction  costs and realization of a taxable gain or loss, or by contributing its assets to the master  fund and  avoiding  transaction  costs and,  if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

DWS Equity Income Fund seeks high income consistent with preservation of capital and,  secondarily,  long-term  growth of capital.  The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities. The fund attempts to provide a yield that exceeds the composite  yield on the securities  comprising the Standard & Poor's
500 Composite Stock Index (S&P 500). The fund invests in dividend-paying  equity securities,  other equity  securities,  fixed  income  securities  and cash.  In
addition,   the  Fund  may  also  invest  in  affiliated  investment  companies.
Currently, the Fund intends to invest only in the following DWS Funds:

DWS Core Fixed  Income  Fund.  The Fund seeks a high level of income  consistent with the  preservation  of capital.  The Fund  invests for current  income,  not capital appreciation.  Under normal circumstances, the Fund invests at least 80%
of its assets, determined at the time of purchase, in fixed income securities.

DWS High  Income  Fund.  The Fund  seeks the  highest  level of  current  income obtainable  from a diversified  portfolio of fixed income  securities  which the
Fund's  investment  manager  considers  consistent  with  reasonable  risk. As a secondary  objective,  the Fund will seek capital gain where consistent with its primary objective.  Under normal  circumstances,  this Fund generally invests at least 65% of net  assets,  plus the  amount  of any  borrowings  for  investment purposes,  in junk bonds,  which are those rated below the fourth  credit  grade
(i.e., grade BB/Ba and below).

DWS US Government Securities Fund. The Fund seeks high current income, liquidity and  security  of  principal.  The fund  normally  invests  all of its assets in securities issued by the US government,  its agencies or instrumentalities.  The
Fund invests principally in US government  securities of any maturity,  focusing on Ginnie  Maes.  The Fund may invest in other  mortgage-backed  securities  and other US  government  securities  including US Treasuries  and other  securities issued by the US government, its agencies or instrumentalities.

The DWS Small Cap Value Fund  seeks  long-term  growth of capital by  investing, under normal circumstances,  at least 90% of total assets,  including the amount of borrowings for investment purposes,  in undervalued common stocks of small US companies. These are companies that are similar to those in size to those in the
Russell  2000 Value Index (as of August 31,  2007,  the Russell 2000 Value Index
had a median market capitalization of approximately $614 million).

                                       4

Descriptions  in  this  Statement  of  Additional  Information  of a  particular investment  practice  or  technique  in which a fund  may  engage  are  meant to describe the spectrum of investments  that the Advisor in its discretion  might, but is not  required  to, use in managing  each  Fund's  portfolio  assets.  The
Advisor may in its  discretion  at any time employ such  practice,  technique or instrument  for  one or  more  funds  but  not  for  all  funds  advised  by it.
Furthermore,  it is possible  that  certain  types of financial  instruments  or investment  techniques  described  herein  may  not be  available,  permissible, economically  feasible or effective for their intended  purposes in all markets.
Certain practices,  techniques or instruments may not be principal activities of the funds, but, to the extent employed,  could from time to time have a material impact on a fund's  performance  The Funds may engage in certain  practices  not
described  herein.  It  is  possible  that  certain  investment   practices  and
techniques  described  below  may not be  permissible  for a Fund  based  on its investment  restrictions,  as described  herein,  and in each Fund's  applicable prospectus.

Advance  Refunded  Bonds.  A fund may  purchase  municipal  securities  that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds  from the new issue of bonds  are  typically  placed in an escrow  fund consisting  of US  Government  obligations  that are  used to pay the  interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities.  Asset-backed securities may include pools of mortgages
("mortgage-backed  securities"),  loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets  invested in securities of issuers having their  principal business activities in a particular  industry,  asset-backed  securities will be classified separately,  based on the nature of the underlying assets,  according to the  following  categories:  captive auto,  diversified,  retail and consumer loans, captive equipment and business, business trade receivables,  nuclear fuel and capital and mortgage lending.  Primarily,  these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are  generally  unsecured  and the debtors are entitled to the  protection  of a number  of state and  federal  consumer  credit  laws,  many of which  give such debtors the right to set off certain  amounts owed on the credit cards,  thereby
reducing  the  balance  due.  There  is  the  possibility   that  recoveries  on
repossessed  collateral may not, in some cases, be available to support payments on these  securities.  Asset-backed  securities  are  often  backed by a pool of assets  representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying  assets to make  payments,  the
securities  may  contain   elements  of  credit  support  which  fall  into  two
categories:  (i)  liquidity  protection,  and  (ii)  protection  against  losses resulting  from  ultimate  default  by an  obligor  on  the  underlying  assets.
Liquidity  protection  refers to the  provision  of  advances,  generally by the entity  administering the pool of assets, to ensure that the receipt of payments on the underlying  pool occurs in a timely  fashion.  Protection  against losses results from payment of the insurance  obligations  on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit  obtained  by the  issuer or  sponsor  from third  parties, through various means of structuring the transaction or through a combination of such  approaches.  The funds will not pay any  additional  or separate  fees for credit  support.  The  degree  of  credit  support  provided  for each  issue is generally  based on historical  information  respecting the level of credit risk associated  with the  underlying  assets.  Delinquency or loss in excess of that anticipated or failure of the credit support could  adversely  affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory  developments.  It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Borrowing.  As a matter of  fundamental  policy,  a fund will not borrow  money, except as  permitted  under the 1940 Act,  and as  interpreted  or  modified  by regulatory  authority  having  jurisdiction,  from time to time. While each fund does not currently intend to borrow for investment  leveraging purposes, if such a  strategy  were  implemented  in the  future  it  would  increase  the  funds'
volatility and the risk of loss in a declining market.  Borrowing by a fund will involve special risk considerations.  A fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized   Mortgage  Obligations   ("CMOs").   CMOs  are  hybrids  between
mortgage-backed bonds and mortgage pass-through  securities.  Similar to a bond, interest and prepaid principal are paid, in most cases,  semiannually.  CMOs may be collateralized by

                                       5

whole  mortgage  loans but are more  typically  collateralized  by portfolios of mortgage  pass-through  securities guaranteed by GNMA, FHLMC, or Fannie Mae, and their income streams.

CMOs are  structured  into  multiple  classes,  each bearing a different  stated
maturity.  Actual  maturity  and average  life will  depend upon the  prepayment experience  of  the  collateral.  CMOs  provide  for a  modified  form  of  call protection  through a de facto  breakdown  of the  underlying  pool of mortgages according  to how  quickly the loans are repaid.  Monthly  payment of  principal received from the pool of underlying mortgages,  including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity  classes  receive  principal only after the first class has been retired.  An investor is partially  guarded against a sooner than desired return of principal  because of the  sequential  payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments,  can be volatile. Some
CMOs may also not be as liquid as other securities.

In a typical CMO transaction,  a corporation issues multiple series (e.g., A, B,
C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates  ("Collateral").  The Collateral is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest  payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The  Series A, B, and C bonds all bear  current  interest.
Interest  on the  Series Z Bond is  accrued  and added to  principal  and a like amount is paid as principal on the Series A, B, or C Bond  currently  being paid off. When the Series A, B, and C Bonds are paid in full,  interest and principal on the Series Z Bond  begins to be paid  currently.  With some CMOs,  the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal  risk of CMOs results from the rate of  prepayments  on underlying mortgages  serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of
CMOs.

Combined Transactions.  A fund may enter into multiple  transactions,  including multiple options transactions,  multiple futures transactions, multiple currency transactions  (including forward currency  contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate
transactions   ("component"   transactions),   instead  of  a  single  Strategic
Transaction,  as part of a single or combined  strategy  when, in the opinion of the  Advisor,  it is in the  best  interests  of a fund  to do  so.  A  combined transaction  will usually  contain  elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Advisor's  judgment that the combined  strategies  will reduce risk or otherwise  more  effectively  achieve the desired  portfolio  management goal, it is possible that the  combination  will instead  increase such risks or hinder achievement of the portfolio management objective.

Common  Stocks.  Common  stock is issued by companies to raise cash for business purposes  and  represents  a  proportionate  interest in the issuing  companies.
Therefore, a fund participates in the success or failure of any company in which it holds stock.  The market values of common stock can fluctuate  significantly, reflecting the business performance of the issuing company,  investor perception and general economic and financial market  movements.  Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment,  compared to other classes of financial assets such as bonds or cash equivalents,  although there can be no assurance that this will be true in the future.

Convertible Securities.  A fund may invest in convertible  securities,  that is, bonds,  notes,  debentures,  preferred  stocks  and other  securities  which are convertible into common stock. Investments in convertible securities can provide an  opportunity  for capital  appreciation  and/or income  through  interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt  securities  which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular  convertible security may be adjusted from time to time due to stock splits,  dividends,  spin-offs,  other corporate  distributions  or scheduled  changes  in the  exchange  ratio.  Convertible  debt  securities  and convertible  preferred  stocks,  until converted,  have general  characteristics similar to both debt and equity  securities.  Although  to a lesser  extent than with debt securities generally, the market value of convertible

                                       6

securities tends to decline as interest rates increase and, conversely, tends to increase as interest  rates decline.  In addition,  because of the conversion or exchange feature,  the market value of convertible  securities typically changes as the market value of the underlying  common stocks  changes,  and,  therefore, also tends to follow  movements in the general market for equity  securities.  A unique  feature of  convertible  securities  is that as the market  price of the
underlying  common  stock  declines,   convertible   securities  tend  to  trade
increasingly on a yield basis,  and so may not experience  market value declines to the same extent as the underlying  common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the  underlying  common stock,  although typically  not as much as the  underlying  common  stock.  While  no  securities investments are without risk,  investments in convertible  securities  generally entail less risk than investments in common stock of the same issuer.

As debt securities,  convertible  securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with  generally  higher  yields  than  common  stocks.   Convertible  securities
generally offer lower yields than non-convertible  securities of similar quality because of their conversion or exchange features.

Of course,  like all debt  securities,  there can be no  assurance  of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible   securities   generally  are  subordinated  to  other  similar  but
non-convertible  securities of the same issuer,  although  convertible bonds, as corporate debt  obligations,  enjoy  seniority in right of payment to all equity securities,  and  convertible  preferred stock is senior to common stock, of the same issuer.  However,  because of the subordination feature,  convertible bonds and  convertible  preferred  stock  typically  have lower  ratings  than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of  fixed-income  investments  will fluctuate with changes in interest  rates and bond market  conditions,  tending to rise as interest  rates decline and to decline as interest  rates rise.  Corporate  debt obligations generally offer less current yield than securities of lower quality, but lower-quality  securities generally have less liquidity,  greater credit and market  risk,  and as a result,  more price  volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt  Securities.  When the Advisor  believes that it is appropriate to do so in order to achieve a fund's objective of long-term  capital  appreciation,  a fund may invest in debt  securities,  including bonds of private  issuers.  Portfolio debt  investments  will be selected on the basis of, among other things,  credit quality, and the fundamental  outlooks for currency,  economic and interest rate trends,  taking into  account the ability to hedge a degree of currency or local bond price risk. A fund may purchase  "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA,  AA, A or BBB by S&P or, if  unrated,  judged to be of equivalent  quality as  determined by the Advisor.  In addition,  the DWS Equity
Income Fund may buy bonds of other credit qualities, described below under "High
Yield/High Risk Bonds".

The principal  risks involved with  investments  in bonds include  interest rate risk, credit risk and pre-payment risk.  Interest rate risk refers to the likely decline in the value of bonds as  interest  rates rise.  Generally,  longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may  default  with  respect  to the  payment of  principal  and interest.  The  lower  a bond  is  rated,  the  more  it is  considered  to be a speculative or risky  investment.  Pre-payment risk is commonly  associated with pooled debt  securities,  such as  mortgage-backed  securities  and asset backed securities,  but may affect other debt  securities as well.  When the underlying debt obligations are prepaid ahead of schedule,  the return on the security will be lower than expected.  Pre-payment  rates usually increase when interest rates are falling.

Depositary  Receipts.  A fund may invest in  sponsored or  unsponsored  American
Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global
Depositary  Receipts ("GDRs"),  International  Depositary  Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter

                                       7

referred to as "Depositary  Receipts").  Depositary  receipts  provide  indirect investment in securities of foreign  issuers.  Prices of unsponsored  Depositary
Receipts may be more volatile  than if they were  sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material  information in the United States and, therefore, there may not be a correlation  between such information and the market value of the Depositary Receipts.  ADRs are Depositary Receipts which are bought and sold in the United  States  and are  typically  issued by a US bank or trust  company which  evidence  ownership of underlying  securities  by a foreign  corporation.
GDRs,  IDRs and other  types of  Depositary  Receipts  are  typically  issued by foreign  banks or trust  companies,  although  they may also be issued by United
States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary
Receipts in registered form are designed for use in the United States securities markets  and  Depositary  Receipts  in  bearer  form  are  designed  for  use in securities  markets  outside  the  United  States.  For  purposes  of  a  fund's investment  policies,  a fund's  investments  in ADRs,  GDRs and other  types of
Depositary  Receipts  will  be  deemed  to  be  investments  in  the  underlying securities.  Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk.  However,  by investing in US dollar-denominated  ADRs rather than directly in foreign  issuers' stock, a fund avoids  currency  risks during the  settlement  period.  In general,  there is a large,  liquid  market in the  United  States for most  ADRs.  However,  certain
Depositary  Receipts  may not be  listed on an  exchange  and  therefore  may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealers  (the  "counterparty") of GNMA certificates or other mortgage-backed  securities  together  with a  commitment  to purchase  from the counterparty  similar,  but not  identical,  securities at a future date, at the same price.  The  counterparty  receives all  principal  and interest  payments, including  prepayments,  made on the  security  while it is the  holder.  A Fund receives a fee from the  counterparty  as  consideration  for entering  into the commitment  to  purchase.  Dollar  rolls may be renewed over a period of several months  with  a  different  purchase  and  repurchase  price  fixed  and a  cash settlement  made  at each  renewal  without  physical  delivery  of  securities.
Moreover,  the  transaction  may  be  preceded  by a firm  commitment  agreement pursuant to which a fund agrees to buy a security on a future date.

Dollar  rolls are treated for purposes of the 1940 Act as  borrowings  of a fund because  they  involve  the sale of a  security  coupled  with an  agreement  to repurchase.  Like all  borrowings,  a dollar roll involves  costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the  security,  a fund forgoes the right to receive all  principal  and interest payments  while the  counterparty  holds the  security.  These  payments  to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund  interest on its  borrowing.  Further,  although a fund can  estimate the amount of expected  principal  prepayment  over the term of the dollar  roll,  a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves  potential risks of loss that are different from those related to the securities  underlying the transactions.  For example, if the  counterparty  becomes  insolvent,  a fund's  right to purchase  from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them.  Similarly,  a fund may be required to purchase  securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's  use of the cash  that they  receive  from a dollar  roll will  provide a return that exceeds borrowing costs.

Foreign  Securities.  Investing in foreign  securities  involves certain special considerations,  including  those  set  forth  below,  which  are not  typically
associated   with  investing  in  US  securities  and  which  may  favorably  or unfavorably affect a fund's performance.  As foreign companies are not generally subject to uniform  accounting,  auditing  and  financial  reporting  standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly  available  information  about a foreign company than about a domestic  company.  Many foreign  securities  markets,  while growing in volume of trading activity,  have  substantially less volume than the US market, and  securities  of some foreign  issuers are less liquid and more volatile than securities of domestic issuers.  Similarly, volume and liquidity in most foreign bond  markets is less than in the US and, at times,  volatility  of price can be greater than in the US. Fixed commissions on some foreign  securities  exchanges and bid to asked  spreads in foreign  bond  markets  are  generally  higher than commissions  or bid to asked  spreads on US markets,  although  the

                                       8

Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges,  brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently  informed about  corporate  actions  in foreign  countries  which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less  reliable  than  within  the  US,  thus  increasing  the  risk  of  delayed settlements  of portfolio  transactions  or loss of  certificates  for portfolio securities.  Payment for securities  without delivery may be required in certain foreign markets. In addition,  with respect to certain foreign countries,  there is the  possibility of  expropriation  or  confiscatory  taxation,  political or social instability, or diplomatic developments which could affect US investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably  from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment,  resource self-sufficiency and balance of payments  position.  The  management  of a fund seeks to mitigate the
risks   associated  with  the  foregoing   considerations   through   continuous
professional management.

High Yield/High Risk Bonds. A fund may purchase debt securities  which are rated below  investment-grade  (commonly referred to as "junk bonds"),  that is, rated below Baa by Moody's or below BBB by S&P and unrated  securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk  (including the possibility of default or bankruptcy of the issuers of such securities),  generally involve greater  volatility of price and risk to principal  and income,  and may be less liquid,  than  securities  in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity  securities.  Securities rated D may be in default with  respect to payment of  principal  or  interest.  See the  Appendix to this
Statement of  Additional  Information  for a more  complete  description  of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such high yield  securities  often are highly  leveraged  and may not have available to them more  traditional  methods of financing.  Therefore,  the risk  associated  with  acquiring the  securities  of such issuers  generally is greater than is the case with higher rated  securities.  For example,  during an economic  downturn  or a  sustained  period of  rising  interest  rates,  highly leveraged  issuers of high yield  securities  may experience  financial  stress.
During such periods, such issuers may not have sufficient revenues to meet their
interest  payment  obligations.   The  issuer's  ability  to  service  its  debt
obligations may also be adversely affected by specific  corporate  developments, or the issuer's inability to meet specific projected business forecasts,  or the unavailability  of  additional  financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such  securities  are generally  unsecured and are often  subordinated  to other creditors  of the  issuer.  Prices  and  yields of high  yield  securities  will fluctuate over time and, during periods of economic  uncertainty,  volatility of high  yield  securities  may  adversely  affect a fund's  net  asset  value.  In addition,  investments  in high yield zero coupon or pay-in-kind  bonds,  rather than  income-bearing  high yield securities,  may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty  disposing of certain high yield  securities  because they may have a thin trading market. Because not all dealers maintain markets in all high yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or  institutional  investors.  The lack of a liquid  secondary  market may have an adverse  effect on the market  price and a fund's  ability  to  dispose  of  particular  issues  and may also  make it more difficult  for a fund to obtain  accurate  market  quotations  for  purposes  of valuing a fund's assets.  Market quotations generally are available on many high yield  issues  only from a limited  number of  dealers  and may not  necessarily represent  firm  bids of such  dealers  or  prices  for  actual  sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high yield  securities.  These  securities  may  also  involve  special  registration
responsibilities,   liabilities   and  costs,   and   liquidity   and  valuation
difficulties.

Credit  quality in the  high-yield  securities  market can change  suddenly  and unexpectedly,  and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies,  but to supplement such ratings with its own independent and on-going  review of credit quality.  The achievement of a fund's investment  objective by investment in such  securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio  security be  downgraded,  the Advisor will  determine whether  it is in the best  interests  of a fund to  retain or  dispose  of such security.

                                       9

Prices for high-yield  securities may be affected by legislative  and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these  securities and regulate  corporate  restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the  high-yield  securities  acquired by the Funds may be purchased upon  issuance,  which may  involve  special  risks  because the  securities  so acquired  are new  issues.  In such  instances,  that Fund may be a  substantial purchaser of the issue and therefore  have the  opportunity  to  participate  in structuring  the terms of the  offering.  Although  this may enable the Funds to seek to  protect  itself  against  certain  of  such  risks,  the  consideration discussed herein would nevertheless remain applicable.

Illiquid  Securities and Restricted  Securities.  A fund may purchase securities that are subject to legal or  contractual  restrictions  on resale  ("restricted securities").  Generally  speaking,  restricted  securities  may be sold  (i) to qualified  institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers;  (iii) in limited  quantities after they have been held for a specified  period of time and other conditions are met pursuant to an exemption  from  registration;  or  (iv)  in  a  public  offering  for  which  a registration  statement  is in  effect  under  the  Securities  Act of 1933,  as amended.  Issuers of restricted  securities may not be subject to the disclosure and other  investor  protection  requirements  that would be applicable if their securities were publicly traded.

Restricted  securities  are often  illiquid,  but they may also be  liquid.  For example,  restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The fund's Board has approved  guidelines  for use by the Advisor in determining whether a security  is liquid or  illiquid.  Among the  factors  the Advisor may consider in reaching  liquidity  decisions relating to Rule 144A securities are:
(1) the  frequency  of trades  and quotes  for the  security;  (2) the number of dealers  wishing  to  purchase  or sell the  security  and the  number  of other potential purchasers;  (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e.,  the time  needed to dispose of the  security,  the method of  soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection  requirement that
would  be  applicable  if  their  securities  were  publicly  traded.   Where  a
registration  statement is required for the resale of restricted  securities,  a fund may be required to bear all or part of the  registration  expenses.  A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted  securities to the public and, in such event, a fund may be  liable  to  purchasers  of such  securities  if the  registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions  on resale,  but that are deemed  illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security.  In addition, it may be more  difficult to determine a market  value for  restricted  or illiquid securities.  Moreover,  if adverse market  conditions were to develop during the period between a fund's  decision to sell a restricted or illiquid  security and the point at which a fund is  permitted  or able to sell such  security,  a fund might  obtain a price  less  favorable  than the price  that  prevailed  when it decided to sell. This investment practice,  therefore,  could have the effect of increasing the level of illiquidity of a fund.

Impact of Large  Redemptions  and  Purchases of Fund Shares.  From time to time, shareholders  of a Fund  (which may  include  affiliated  and/or  non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest  additional cash, as the case may be. While it is impossible  to predict the overall  impact of these  transactions  over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be  required  to sell  securities  or invest cash at times when it would not otherwise do so. These  transactions  could also  accelerate the  realization of taxable  income if sales of securities  resulted in capital gains and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk.  Securities  issued  through  an  initial  public  offering  (IPO) can experience an immediate drop in value if the demand for the securities  does not continue to support the  offering  price.  Information  about the issuers of IPO

                                       10

securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection  with its IPO  investments,  which could produce higher trading costs and  adverse  tax  consequences.  The number of  securities  issued in an IPO is limited,  so it is likely that IPO securities will represent a smaller component of a fund's  portfolio as a fund's assets increase (and thus have a more limited effect on a fund's performance).

Interfund  Borrowing  and Lending  Program.  The funds have  received  exemptive relief from the SEC,  which  permits the funds to  participate  in an  interfund lending program among certain investment  companies advised by the Advisor.  The interfund  lending program allows the  participating  funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject  to a number  of  conditions  designed  to  ensure  fair  and  equitable treatment of all participating funds,  including the following:  (1) no fund may borrow money through the program  unless it receives a more  favorable  interest rate than a rate  approximating  the  lowest  interest  rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend  money  through  the  program  unless  it  receives  a more favorable return than that available from an investment in repurchase agreements and,  to the  extent  applicable,  money  market  cash  sweep  arrangements.  In addition,  a fund may  participate in the program only if and to the extent that such  participation  is consistent  with the fund's  investment  objectives  and policies (for instance,  money market funds would normally  participate  only as lenders and tax exempt funds only as borrowers).  Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest  rate if an  interfund  loan is  called  or not  renewed.  Any delay in repayment  to a lending fund could result in a lost  investment  opportunity  or additional costs. The program is subject to the oversight and periodic review of the Boards of the  participating  funds.  To the  extent the funds are  actually engaged in borrowing  through the interfund  lending  program,  the funds,  as a matter of  non-fundamental  policy,  may not borrow for other than  temporary or emergency purposes (and not for leveraging), except that the funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing  in  Emerging  Markets.  (DWS  Equity  Income  Fund  only) The  Fund's investments in foreign securities may be in developed  countries or in countries considered by the Fund's Advisor to have developing or "emerging" markets, which involves  exposure to economic  structures  that are generally  less diverse and mature than in the United  States,  and to  political  systems  that may be less stable.  A  developing  or emerging  market  country can be  considered  to be a country that is in the initial stages of its industrialization cycle. Currently, emerging  markets  generally  include  every country in the world other than the
United States, Canada, Japan,  Australia,  New Zealand, Hong Kong, Singapore and
most Western European countries.  Currently,  investing in many emerging markets may not be  desirable  or  feasible  because  of the  lack of  adequate  custody arrangements for the Fund's assets,  overly burdensome  repatriation and similar restrictions,  the lack of organized and liquid securities markets, unacceptable political risks or other reasons.  As  opportunities  to invest in securities in emerging markets  develop,  the Fund may expand and further broaden the group of emerging  markets in which it invests.  In the past,  markets of  developing  or emerging market  countries have been more volatile than the markets of developed countries;  however,  such markets often have provided higher rates of return to investors.  The Advisor believes that these  characteristics  may be expected to continue in the future.

Most emerging  securities markets have substantially less volume and are subject to less governmental supervision than US securities markets.  Securities of many issuers in emerging markets may be less liquid and more volatile than securities of  comparable  domestic  issuers.  In  addition,  there is less  regulation  of securities  exchanges,  securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when  settlements  have not kept pace with the volume of  securities  transactions.  Delays in  settlement  could result in temporary  periods when a portion of the assets of the Fund is uninvested and no return is earned  thereon.  The inability of the Fund to make intended  security purchases due to  settlement  problems  could cause the fund to miss  attractive investment  opportunities.  Inability to dispose of portfolio  securities due to settlement  problems could result either in losses to the fund due to subsequent declines in value of the  portfolio  security or, if the fund has entered into a contract  to sell the  security,  could  result  in  possible  liability  to the
purchaser.   Costs  associated  with  transactions  in  foreign  securities  are generally higher than costs associated with transactions in US securities.  Such transactions  also involve  additional costs for the purchase or sale of foreign currency.

                                       11

Certain emerging markets require prior  governmental  approval of investments by foreign  persons,  limit the  amount  of  investment  by  foreign  persons  in a particular  company,  limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes  available for purchase by  domiciliaries of the countries and/or impose additional  taxes  on  foreign  investors.  Certain  emerging  markets  may also restrict  investment  opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental  approval for the repatriation of investment income,  capital or the proceeds of sales of securities by foreign investors.  In  addition,  if a  deterioration  occurs in an  emerging  market's balance of payments  or for other  reasons,  a country  could  impose  temporary restrictions  on  foreign  capital  remittances.  The fund  could  be  adversely affected by delays in, or a refusal to grant, any required governmental approval for  repatriation  of capital,  as well as by the application to the fund of any restrictions on investments.

In the course of investment in emerging markets, the fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political,  social or economic changes will not cause the fund to suffer a loss of value in respect of the securities in the fund's portfolio.

The risk  also  exists  that an  emergency  situation  may  arise in one or more emerging  markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund's securities in such markets may not be readily available.  The fund may suspend redemption of its shares for any period during which an emergency exists,  as determined by the SEC.  Accordingly if the fund believes that appropriate  circumstances  exist, it may apply to the
SEC  for a  determination  that an  emergency  is  present.  During  the  period commencing  from the fund's  identification  of such condition until the date of the SEC action,  the fund's securities in the affected markets will be valued at fair  value  determined  in good faith by or under the  direction  of the fund's
Board.

Volume  and  liquidity  in most  foreign  markets  are less than in the US,  and securities  of many foreign  companies  are less liquid and more  volatile  than securities of comparable US companies.  Fixed commissions on foreign  securities exchanges  are generally  higher than  negotiated  commissions  on US exchanges, although  the fund  endeavors to achieve the most  favorable  net results on its portfolio  transactions.  There is generally  less  government  supervision  and regulation of business and industry practices,  securities  exchanges,  brokers, dealers  and listed  companies  than in the US Mail  service  between the US and foreign  countries  may be slower or less  reliable  than  within  the US,  thus increasing the risk of delayed settlements of portfolio  transactions or loss of certificates for certificated portfolio securities. In addition, with respect to
certain  emerging  markets,   there  is  the  possibility  of  expropriation  or
confiscatory   taxation,   political  or  social   instability,   or  diplomatic
developments  which  could  affect the fund's  investments  in those  countries.
Moreover,   individual   emerging  market  economies  may  differ  favorably  or
unfavorably  from the US economy in such  respects  as growth of gross  national product, rate of inflation, capital reinvestment,  resource self-sufficiency and balance of payments position.

The fund may have limited legal  recourse in the event of a default with respect to certain debt  obligations it holds. If the issuer of a fixed-income  security owned by the fund  defaults,  the fund may  incur  additional  expenses  to seek recovery.  Debt obligations issued by emerging market country governments differ from debt  obligations  of private  entities;  remedies  from  defaults  on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The fund's ability to enforce its rights  against  private  issuers may be limited.  The ability to attach assets to enforce a judgment may be limited.  Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other  countries.  The  political  context,  expressed  as  an  emerging  market governmental issuer's willingness to meet the terms of the debt obligation,  for example, is of considerable  importance.  In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of  debt  obligations  in the  event  of  default  under  commercial  bank  loan agreements.

Income from securities held by the fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market  countries in which the fund makes its  investments.  The fund's net asset value may also be affected by changes  in the  rates  or  methods  of  taxation  applicable  to the fund or to entities in which the fund has  invested.  The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments,  but can provide no assurance that the taxes will not be subject to change.

                                       12

Many  emerging  markets  have  experienced  substantial,  and, in some  periods,
extremely  high  rates  of  inflation  for  many  years.   Inflation  and  rapid
fluctuations  in  inflation  rates  have had and may  continue  to have  adverse effects on the  economies  and  securities  markets of certain  emerging  market countries. In an attempt to control inflation, wage and price controls have been imposed in certain  countries.  Of these countries,  some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks,  foreign  governments,  international  financial  organizations and other financial  institutions.  Certain emerging market governmental  issuers have not been able to make  payments of interest on or principal of debt  obligations  as those  payments  have  come due.  Obligations  arising  from past  restructuring agreements  may  affect  the  economic  performance  and  political  and  social stability of those issuers.

Governments  of many emerging  market  countries  have exercised and continue to exercise  substantial  influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given  country.  As a result,  government  actions  in the  future  could have a significant  effect on economic  conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and prices and yields of  certain  of the  securities  in the fund's  portfolio.
Expropriation,  confiscatory taxation,  nationalization,  political, economic or social instability or other similar  developments have occurred  frequently over the history of certain  emerging  markets and could adversely  affect the fund's assets should these conditions recur.

The  ability of  emerging  market  country  governmental  issuers to make timely payments  on their  obligations  is  likely  to be  influenced  strongly  by the issuer's balance of payments,  including export  performance,  and its access to international  credits and  investments.  An emerging  market whose  exports are concentrated  in a few  commodities  could be  vulnerable  to a  decline  in the
international   prices   of  one  or  more  of  those   commodities.   Increased
protectionism  on the part of an emerging  market's  trading partners could also adversely  affect the country's  exports and diminish its trade account surplus, if any. To the extent that emerging  markets  receive payment for its exports in currencies other than dollars or non-emerging market currencies,  its ability to make debt payments  denominated  in dollars or  non-emerging  market  currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country.  Fluctuations in the level of these  reserves  affect the amount of foreign  exchange  readily available  for  external  debt  payments  and thus  could  have a bearing on the
capacity  of  emerging   market   countries  to  make  payments  on  these  debt
obligations.

To the extent that an emerging  market country cannot  generate a trade surplus, it must  depend on  continuing  loans  from  foreign  governments,  multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external  funding may not be certain,  and a withdrawal  of external  funding could  adversely  affect the capacity of emerging  market  country  governmental issuers  to make  payments  on  their  obligations.  In  addition,  the  cost of servicing  emerging  market  debt  obligations  can be  affected  by a change in international  interest  rates  since the  majority of these  obligations  carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment  objective and subject to the limitations of the 1940 Act. A fund will  indirectly bear its  proportionate share of any management  fees and other  expenses paid by such other  investment companies.

For example,  a fund may invest in a variety of investment  companies which seek to track the  composition  and  performance  of  specific  indexes or a specific portion of an index.  These  index-based  investments hold  substantially all of their assets in securities representing their specific index.  Accordingly,  the main risk of investing in index-based  investments is the same as investing in a portfolio  of equity  securities  comprising  the index.  The  market  prices of index-based  investments  will fluctuate in accordance  with both changes in the market  value of their  underlying  portfolio  securities  and due to supply and demand for the  instruments on the exchanges on which they are traded (which may result in their  trading at a discount  or premium to their  NAVs).  Index-based investments  may not

                                       13

replicate   exactly  the   performance  of  their  specified  index  because  of
transaction  costs  and  because  of the  temporary  unavailability  of  certain component securities of the index.

Examples of index-based investments include:

SPDRs(R):  SPDRs,  an acronym for "Standard & Poor's  Depositary  Receipts," are based on the S&P 500  Composite  Stock Price Index.  They are issued by the SPDR
Trust,  a unit  investment  trust that  holds  shares of  substantially  all the companies  in the S&P 500 in  substantially  the  same  weighting  and  seeks to closely track the price performance and dividend yield of the Index.

MidCap  SPDRs(R):  MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust, a unit investment  trust that holds a portfolio of securities  consisting of  substantially  all of the common stocks in the S&P
MidCap 400 Index in substantially  the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R):  Select Sector SPDRs are based on a particular sector or group of  industries  that are  represented  by a specified  Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end  management  investment  company with nine portfolios  that each seeks to closely track the price  performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM):  DIAMONDS are based on the Dow Jones Industrial Average(SM).  They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100  Trust, a unit investment  trust that holds a portfolio consisting of substantially  all of the securities,  in  substantially  the same weighting,  as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances.  A fund may have cash balances that have not been invested in portfolio securities  ("Uninvested Cash").  Uninvested Cash may result from a variety of sources,  including  dividends or interest received from portfolio securities, unsettled securities transactions,  reserves held for investment strategy purposes, scheduled maturity of investments,  liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.  Uninvested  Cash may be invested  directly in money market  instruments or other short-term debt  obligations.  Pursuant to an
Exemptive  Order issued by the SEC, a fund may use  Uninvested  Cash to purchase shares of affiliated  funds including money market funds,  short-term bond funds and Cash  Management  QP Trust,  or one or more  future  entities  for which the
Advisor acts as trustee or  investment  advisor that operate as cash  management investment  vehicles and that are excluded  from the  definition  of  investment company  pursuant to section  3(c)(1) or 3(c)(7) of the 1940 Act  (collectively, the "Central  Funds") in excess of the  limitations  of Section  12(d)(1) of the
1940  Act.  Investment  by a fund in  shares  of the  Central  Funds  will be in accordance with a fund's  investment  policies and  restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term  bond funds that invest in  fixed-income securities  and maintain a dollar  weighted  average  maturity of three years or less.  Each of the  Central  Funds will be managed  specifically  to  maintain a highly  liquid  portfolio,  and access to them will enhance a fund's  ability to manage Uninvested Cash.

A fund will invest  Uninvested  Cash in Central  Funds only to the extent that a fund's  aggregate  investment  in the  Central  Funds does not exceed 25% of its total  assets.  Purchase  and sales of shares of  Central  Funds are made at net asset value.

Lending of Portfolio Securities.  The Fund may lend its investment securities to approved institutional borrowers,  including those who need to borrow securities in order  to  complete  certain  transactions,  such as  covering  short  sales, avoiding failures to deliver securities or completing arbitrage  operations.  By lending  its  investment  securities,  the

                                       14

Fund  attempts  to increase  its net  investment  income  through the receipt of interest  on the loan.  Any gain or loss in the market  price of the  securities loaned  that might occur  during the term of the loan would  belong to the Fund.
The Fund may lend its investment securities so long as the terms,  structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder,  which currently require  that (a) the  borrower  pledge and  maintain  with the Fund  collateral consisting of liquid,  unencumbered  assets having a value at all times not less than 100% of the value of the  securities  loaned,  (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower
"marks  to the  market"  on a daily  basis),  (c) the  loan be made  subject  to termination  by the  Fund at any  time,  and (d) the  Fund  receives  reasonable interest on the loan (which may include the Fund  investing any cash  collateral in interest bearing  short-term  investments),  and  distributions on the loaned securities  and any increase in their market value.  There may be risks of delay in recovery of the  securities or even loss of rights in the  collateral  should the borrower of the securities  fail  financially.  However,  loans will be made only  to  borrowers  selected  by  the  Fund's  delegate  after  a  commercially
reasonable   review  of  relevant   facts  and   circumstances,   including  the
creditworthiness of the borrower.

At the  present  time,  the staff of the SEC does not  object  if an  investment company pays reasonable negotiated fees in connection with loaned securities, so long as such  fees are set  forth in a  written  contract  and  approved  by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash  collateral  received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have  outperformed  the stocks of large  companies,  the former have customarily involved more investment risk as well.  There can be no assurance that this will continue  to be true in the  future.  Micro-capitalization  companies  may  have limited product lines, markets or financial resources; may lack management depth or experience;  and may be more vulnerable to adverse general market or economic developments than large companies.  The prices of  micro-capitalization  company securities  are often more  volatile than prices  associated  with large company issues,  and can display  abrupt or erratic  movements at times,  due to limited trading volumes and less publicly available information.

Also,  because   micro-capitalization   companies  normally  have  fewer  shares
outstanding and these shares trade less frequently than large companies,  it may be more difficult for a fund to buy and sell significant  amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products  which have recently been brought to market and may be dependent on key personnel.  The  securities of  micro-capitalization  companies are often traded over-the-counter  and may not be traded in the  volumes  typical  on a  national securities exchange. Consequently, in order to sell this type of holding, a fund may need to  discount  the  securities  from  recent  prices or  dispose  of the securities over a long period of time.

Participation  Interests.  A  fund  may  purchase  from  financial  institutions
participation   interests  in  securities   in  which  a  fund  may  invest.   A
participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security.  These  instruments may have fixed,  floating or variable interest rates.  If the  participation  interest is  unrated,  or has been given a rating below  that which is  permissible  for  purchase  by a fund,  the  participation interest  will be backed by an  irrevocable  letter of credit or  guarantee of a bank,  or  the  payment  obligation  otherwise  will  be  collateralized  by  US
Government  securities,  or,  in the  case of  unrated  participation  interest, determined by the Advisor to be of comparable  quality to those  instruments  in which a fund may invest. For certain participation  interests,  a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest.
As to these  instruments,  a fund  generally  intends to  exercise  its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities
issued  by  enterprises   that  have  undergone  or  are  currently   undergoing
privatization.  The  governments of certain  foreign  countries have, to varying degrees,  embarked on privatization  programs  contemplating  the sale of all or part of their  interests  in state  enterprises.  A  fund's  investments  in the
securities  of  privatized   enterprises   may  include   privately   negotiated

                                       15

investments in a government or  state-owned or controlled  company or enterprise that has not yet  conducted  an  initial  equity  offering,  investments  in the initial  offering of equity  securities  of a state  enterprise  or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain  jurisdictions,  the ability of foreign entities,  such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to  participate  may be less  advantageous  than for local investors.  Moreover, there can be no assurance that governments that have embarked on  privatization  programs will continue to divest their  ownership of state  enterprises,  that  proposed  privatizations  will be  successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the  enterprises in which a fund may invest,  large blocks of the stock of those  enterprises may be held by a small group of  stockholders,  even after  the  initial  equity  offerings  by those  enterprises.  The sale of some portion or all of those blocks could have an adverse  effect on the price of the stock of any such enterprise.

Prior to making an initial  equity  offering,  most state  enterprises or former state  enterprises go through an internal  reorganization  or  management.  Such reorganizations  are made in an attempt to better  enable these  enterprises  to compete in the private sector. However,  certain reorganizations could result in a  management  team  that does not  function  as well as an  enterprise's  prior management and may have a negative effect on such enterprise.  In addition,  the privatization  of an  enterprise  by its  government  may occur over a number of years,  with the  government  continuing to hold a  controlling  position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive  preferential  treatment from the respective sovereigns  that own or control them.  After making an initial equity  offering,
these   enterprises   may  no  longer  have  such  protection  or  receive  such preferential  treatment and may become subject to market  competition from which they were  previously  protected.  Some of these  enterprises may not be able to operate  effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real  Estate  Investment  Trusts  ("REITs").   REITs  are  sometimes  informally
characterized  as equity REITs,  mortgage REITs and hybrid REITs.  Investment in
REITs may subject a fund to risks  associated with the direct  ownership of real estate,  such  as  decreases  in real  estate  values,  overbuilding,  increased competition  and other risks  related to local or general  economic  conditions, increases  in  operating  costs and  property  taxes,  changes  in zoning  laws, casualty or condemnation losses, possible environmental liabilities,  regulatory limitations on rent and  fluctuations  in rental income.  Equity REITs generally experience  these risks  directly  through fee or leasehold  interests,  whereas mortgage REITs generally  experience  these risks  indirectly  through  mortgage interests,  unless the mortgage REIT  forecloses on the underlying  real estate.
Changes in interest  rates may also affect the value of a fund's  investment  in
REITs.  For  instance,  during  periods of  declining  interest  rates,  certain mortgage REITs may hold mortgages  that the  mortgagors  elect to prepay,  which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively  small market  capitalizations,  which may tend to increase the  volatility of the market price of their  securities.  Furthermore,
REITs  are  dependent  upon   specialized   management   skills,   have  limited
diversification and are,  therefore,  subject to risks inherent in operating and financing a limited  number of  projects.  REITs are also  subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free  pass-through of income under the Internal Revenue Code of 1986, as amended,  and to maintain  exemption from the  registration  requirements of the
Investment  Company Act of 1940,  as amended.  By investing in REITs  indirectly through a fund, a shareholder will bear not only his or her proportionate  share of the expenses of a fund, but also, indirectly,  similar expenses of the REITs.
In addition,  REITs depend  generally on their  ability to generate cash flow to make distributions to shareholders.

Repurchase  Agreements.  A fund may invest in repurchase  agreements pursuant to its investment guidelines.  In a repurchase agreement, a fund acquires ownership of a security and simultaneously  commits to resell that security to the seller, typically a bank or broker/dealer.

                                       16

A repurchase  agreement  provides a means for a fund to earn income on funds for periods as short as overnight.  It is an  arrangement  under which the purchaser
(i.e., the fund) acquires a security  ("Obligation")  and the seller agrees,  at the time of sale, to repurchase  the  Obligation at a specified  time and price.
Securities  subject to a repurchase  agreement are held in a segregated  account and the value of such securities is kept at least equal to the repurchase  price on a daily basis.  The repurchase  price may be higher than the purchase  price, the difference  being income to the fund, or the purchase and repurchase  prices may be the same,  with interest at a stated rate due to a fund together with the repurchase  price  upon  repurchase.  In either  case,  the  income to a fund is unrelated to the interest rate on the  Obligation  itself.  Obligations  will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear  whether a court would  consider the  Obligation  purchased by a fund subject to a  repurchase  agreement as being owned by that fund or as being collateral  for a  loan  by  that  fund  to the  seller.  In  the  event  of the commencement of bankruptcy or insolvency  proceedings with respect to the seller of the  Obligation  before  repurchase  of the  Obligation  under  a  repurchase agreement,  a fund may encounter delay and incur costs before being able to sell the  security.  Delays may  involve  loss of interest or decline in price of the
Obligation.  If the court  characterizes  the transaction as a loan and the fund has not  perfected  a  security  interest  in the  Obligation,  that fund may be required to return the  Obligation  to the seller's  estate and be treated as an unsecured creditor of the seller. As an unsecured  creditor,  a fund would be at risk  of  losing  some  or all of  the  principal  and  income  involved  in the transaction.  As with any unsecured  debt  Obligation  purchased for a fund, the
Advisor  seeks to minimize the risk of loss  through  repurchase  agreements  by analyzing the  creditworthiness  of the obligor,  in this case the seller of the
Obligation.  Apart from the risk of bankruptcy or insolvency proceedings,  there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party  are  less  than  the  repurchase  price.  However,  if the  market  value
(including  interest)  of the  Obligation  subject to the  repurchase  agreement becomes  less than the  repurchase  price  (including  interest),  the fund will direct the seller of the Obligation to deliver additional securities so that the market value  (including  interest) of all securities  subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse  Repurchase  Agreements.  A fund  may  enter  into  "reverse  repurchase agreements,"  which are repurchase  agreements in which a fund, as the seller of the  securities,  agrees to repurchase  them at an agreed upon time and price. A fund  maintains a segregated  account in  connection  with  outstanding  reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the  Advisor  believes  that the  interest  income  to be  earned  from the investment of the proceeds of the transaction  will be greater than the interest expense of the transaction.  Such transactions may increase  fluctuations in the market value of a fund's assets and may be viewed as a form of leverage.

Small Company  Risk.  The Advisor  believes  that many small  companies may have sales and earnings growth rates which exceed those of larger companies, and that such  growth  rates  may  in  turn  be  reflected  in  more  rapid  share  price appreciation  over time.  However,  investing in smaller company stocks involves greater risk than is  customarily  associated  with  investing  in larger,  more established companies.  For example,  smaller companies can have limited product lines,  markets,  or financial and managerial  resources.  Smaller companies may also be dependent on one or a few key persons,  and may be more  susceptible  to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and  therefore  have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic  Transactions  and  Derivatives.  A fund may,  but is not required to, utilize various other investment  strategies as described below for a variety of purposes,  such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund's portfolio or enhancing potential gain.  These  strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment  strategies,  a fund may purchase and sell  exchange-listed and  over-the-counter  put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon,  enter into various  transactions  such as swaps, caps, floors, collars,  currency forward contracts,  currency futures contracts, currency swaps or options on currencies,  or currency  futures and various other currency  transactions  (collectively,  all  the  above  are  called  "Strategic
Transactions").  In addition, strategic transactions may also include additional techniques,  instruments or strategies, including  those developed

                                       17

from time to time. Strategic  Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect  against  possible changes in the  market  value of  securities  held in or to be  purchased  for a fund's  portfolio  resulting from securities  markets or currency  exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities,  to facilitate the sale of such securities for investment  purposes, to manage the effective maturity or duration of a fund's portfolio, to establish a position in the derivatives  markets as a substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some
Strategic  Transactions  may also be used to enhance  potential gain although no more  than  5% of a  fund's  assets  will  be  committed  to  certain  Strategic
Transactions  entered  into  for  non-hedging  purposes.  Any or  all  of  these investment techniques may be used at any time and in any combination,  and there is no particular  strategy  that  dictates the use of one technique  rather than another, as use of any Strategic Transaction is a function of numerous variables including  market  conditions.  The ability of a fund to utilize these Strategic
Transactions  successfully  will  depend on the  Advisor's  ability  to  predict pertinent market movements, which cannot be assured. Strategic Transactions will not be used to alter fundamental  investment  purposes and  characteristics of a
fund.  Strategic  Transactions,   including  derivative  contracts,  have  risks
associated  with them  including  possible  default  by the  other  party to the transaction,  illiquidity  and, to the extent the  Advisor's  view as to certain market  movements  is  incorrect,  the  risk  that  the  use of  such  Strategic
Transactions  could result in losses greater than if they had not been used. Use of put and call  options  may  result  in  losses  to a fund,  force the sale or purchase of portfolio  securities at inopportune times or for prices higher than
(in the case of put options) or lower than (in the case of call options) current market  values,  limit the  amount of  appreciation  a fund can  realize  on its investments or cause a fund to hold a security it might  otherwise sell. The use of currency  transactions can result in a fund incurring losses as a result of a number of factors including the imposition of exchange  controls,  suspension of settlements,  or the inability to deliver or receive a specified  currency.  The use of  options  and  futures  transactions  entails  certain  other  risks.  In particular,  the  variable  degree of  correlation  between  price  movements of futures  contracts and price  movements in the related  portfolio  position of a fund  creates  the  possibility  that losses on the  hedging  instrument  may be greater than gains in the value of a fund's position.  In addition,  futures and
options   markets   may  not  be  liquid  in  all   circumstances   and  certain
over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring  substantial losses,  if at all.  Although  the use of futures and options  transactions  for hedging  should tend to minimize  the risk of loss due to a decline in the value of the hedged  position,  at the same time they tend to limit any potential gain which might result from an increase in value of such position..  Other Strategic
Transactions,  such as forward  contracts and swaps, are also subject to similar risks. Losses resulting from the use of Strategic  Transactions would reduce net asset  value,  and possibly  income,  and such losses can be greater than if the
Strategic Transactions had not been utilized.

General  Characteristics of Options. Put options and call options typically have similar structural  characteristics and operational  mechanics regardless of the underlying  instrument on which they are purchased or sold.  Thus, the following general  discussion relates to each of the particular types of options discussed in greater  detail below.  In addition,  many Strategic  Transactions  involving options  require  segregation of fund assets in special  accounts,  as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option,  upon payment of a premium,  the right to sell, and the writer the  obligation to buy, the  underlying  security, commodity,  index,  currency or other  instrument  at the  exercise  price.  For instance,  a fund's  purchase of a put option on a security might be designed to protect its holdings in the underlying  instrument (or, in some cases, a similar instrument)  against a substantial  decline in the market value by giving a fund the right to sell such  instrument at the option  exercise price. A call option, upon payment of a premium,  gives the  purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A fund's  purchase  of a call option on a  security,  financial  future, index,  currency or other instrument might be intended to protect a fund against an  increase  in the  price of the  underlying  instrument  that it  intends  to purchase  in the  future  by  fixing  the  price at which it may  purchase  such instrument.  An American  style put or call option may be  exercised at any time during  the  option  period  while a  European  style put or call  option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell  exchange  listed  options and  over-the-counter options  ("OTC  options").  Exchange  listed  options  are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"),  which guarantees the  performance  of the  obligations  of  the  parties  to  such  options.  The discussion  below uses the OCC as an example,  but is also  applicable  to other financial intermediaries.

                                       18

With certain exceptions, OCC issued and exchange listed options generally settle by physical  delivery of the  underlying  security or currency,  although in the future cash  settlement  may become  available.  Index  options  and  Eurodollar instruments are cash settled for the net amount,  if any, by which the option is
"in-the-money"  (i.e., where the value of the underlying  instrument exceeds, in the case of a call  option,  or is less than,  in the case of a put option,  the exercise  price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying  instrument  through the process of  exercising  the option,  listed  options are closed by entering into offsetting  purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent,  in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions  imposed by an exchange;  (iii) trading halts, suspensions or other restrictions  imposed with respect to particular classes or series of  options or  underlying  securities  including  reaching  daily  price limits;  (iv)  interruption of the normal  operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume;  or (vi) a decision by one or more exchanges to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the relevant market for that option on that exchange would cease to exist,  although outstanding  options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed  options may not coincide  with the hours during which the underlying  financial  instruments are traded.  To the extent that the
option   markets  close  before  the  markets  for  the   underlying   financial
instruments,  significant  price  and  rate  movements  can  take  place  in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions  or  other  parties  ("Counterparties")  through  direct  bilateral agreement with the Counterparty.  In contrast to exchange listed options,  which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement,  term, exercise price, premium,  guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back  provision  permitting a fund to require the Counterparty to sell the option  back to a fund at a formula  price  within  seven days.  A fund  expects generally  to enter  into OTC  options  that  have cash  settlement  provisions, although it is not required to do so.

Unless the  parties  provide  for it,  there is no central  clearing or guaranty function in an OTC option.  As a result,  if the  Counterparty  fails to make or take delivery of the security,  currency or other  instrument  underlying an OTC option  it has  entered  into  with a fund or  fails  to make a cash  settlement payment due in  accordance  with the terms of that option,  a fund will lose any premium  it paid  for the  option  as well  as any  anticipated  benefit  of the transaction.  Accordingly,  the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit  enhancement of the  Counterparty's credit to  determine  the  likelihood  that the terms of the OTC option  will be satisfied. A fund will engage in OTC option transactions only with US government securities  dealers  recognized  by the  Federal  Reserve  Bank  of New  York as
"primary  dealers"  or  broker/dealers,  domestic  or  foreign  banks  or  other financial  institutions which have received (or the guarantors of the obligation of which have  received) a short-term  credit rating of A-1 from S&P or P-1 from
Moody's or an  equivalent  rating  from any  nationally  recognized  statistical rating organization ("NRSRO") or, in the case of OTC currency transactions,  are determined to be of equivalent  credit quality by the Advisor.  The staff of the
SEC  currently  takes the position  that OTC options  purchased  by a fund,  and portfolio securities "covering" the amount of a fund's obligation pursuant to an
OTC option sold by it (the cost of the sell-back plus the  in-the-money  amount, if any) are  illiquid,  and are subject to a fund's  limitation  on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call  option,  the  premium  that it  receives  may serve as a partial hedge,  to the extent of the option  premium,  against a decrease in the value of the  underlying  securities  or  instruments  in its  portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call  options on,  among other  things,  securities including US Treasury and agency securities, mortgage-backed securities, foreign
sovereign  debt,  corporate  debt  securities,   equity  securities   (including

                                       19

convertible  securities)  and Eurodollar  instruments  that are traded on US and foreign  securities  exchanges  and  in  the  over-the-counter  markets,  and on securities indices,  currencies and futures contracts.  All calls sold by a fund must be "covered"  (i.e.,  a fund must own the  securities  or futures  contract subject to the call) or must meet the asset segregation  requirements  described below as long as the call is  outstanding.  Even though a fund will  receive the option  premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible  loss of  opportunity  to realize appreciation  in the market price of the  underlying  security or instrument and may require a fund to hold a security  or  instrument  which it might  otherwise have sold.

A fund may  purchase  and sell put options on,  among other  things,  securities including US Treasury and agency securities, mortgage-backed securities, foreign
sovereign  debt,  corporate  debt  securities,   equity  securities   (including
convertible  securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio),  and on securities  indices,  currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A fund will not sell put options if, as a result,  more than
50% of a fund's  total assets  would be required to be  segregated  to cover its potential  obligations  under such put options  other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous  price above the market price.

General  Characteristics  of Futures. A fund may enter into futures contracts or purchase  or sell  put and  call  options  on such  futures  as a hedge  against anticipated  interest rate, currency or equity market changes,  and for duration management,  risk  management  and  return  enhancement  purposes.  Futures  are generally  bought and sold on the  commodities  exchanges  where they are listed with payment of initial and variation  margin as described  below. The sale of a futures  contract  creates a firm  obligation  by the seller,  to deliver to the buyer the specific type of financial  instrument called for in the contract at a specific  future  time for a  specified  price  (or,  with  respect  to  certain instruments,  such as index  futures and  Eurodollar  instruments,  the net cash amount)  and a firm  obligation  by the buyer to deliver  the  specified  price.
Options on futures contracts are similar to options on securities except that an option on a futures  contract  gives the  purchaser  the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Therefore, the funds are not subject to commodity  pool  operator  registration  and  regulation  under the Commodity
Exchange  Act.  Futures and options on futures may be entered into for bona fide hedging,  risk management (including duration management) or other portfolio and
return  enhancement  management  purposes.  Typically,   maintaining  a  futures
contract  or  selling  an  option  thereon  requires  a fund to  deposit  with a financial  intermediary  as security  for its  obligations  an amount of cash or other specified  assets (initial  margin) which initially is typically 1% to 10%
of the face amount of the  contract  (but may be higher in some  circumstances).
Additional  cash or assets  (variation  margin) may be required to be  deposited thereafter  on a  daily  basis  as the  mark to  market  value  of the  contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further  obligation on the part of a fund. If a fund  exercises  an option on a futures  contract it will be obligated to post initial margin (and  potential  subsequent  variation  margin) for the resulting futures  position  just as it would  for any  position.  Futures  contracts  and options thereon are generally settled by entering into an offsetting transaction but  there  can be no  assurance  that  the  position  can be  offset  prior  to settlement at an advantageous price, nor that delivery will occur.

Options on  Securities  Indices  and Other  Financial  Indices.  A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through  the sale or  purchase  of options  on  individual  securities  or other instruments.  Options on  securities  indices  and other  financial  indices are similar to options on a security or other  instrument  except that,  rather than settling by physical delivery of the underlying instrument,  they settle by cash settlement,  i.e.,  an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds,  in the case of a call, or is less than, in the case of a put, the exercise  price of the option  (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to the excess of the closing  price of the index over the exercise  price of the option,  which  also may be  multiplied  by a formula  value.  The seller of the option is  obligated,  in return for the premium  received,  to make delivery of this  amount.  The  gain or loss on an  option  on an  index  depends  on  price movements in the instruments

                                       20

making up the market,  market segment,  industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency  Transactions.   A  fund  may  engage  in  currency  transactions  with
Counterparties  primarily in order to hedge,  or manage the risk of the value of portfolio holdings denominated in particular  currencies against fluctuations in relative  value.  Currency  transactions  include  forward  currency  contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately  negotiated obligation  to purchase or sell (with  delivery  generally  required) a specific currency at a future  date,  which may be any fixed number of days from the date of the contract  agreed upon by the  parties,  at a price set at the time of the contract.  A currency  swap is an agreement to exchange  cash flows based on the notional  difference  among two or more currencies and operates  similarly to an interest  rate swap,  which is described  below.  A fund may enter into currency transactions with  Counterparties  which have received (or the guarantors of the obligations  which  have  received)  a  credit  rating  of  A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency  options) are determined to be of equivalent  credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency  transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific  transactions or portfolio positions except as described below.  Transaction hedging is entering into a currency transaction with respect to specific  assets or liabilities of a fund,  which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt  of income  therefrom.  Position  hedging  is  entering  into a currency
transaction  with  respect  to  portfolio  security  positions   denominated  or
generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater,  after netting all transactions  intended wholly or partially to offset other  transactions,  than the aggregate  market value (at the time of entering into the  transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently  convertible into such currency, other than with respect to proxy hedging or cross hedging as described below, as applicable.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other  currencies  to  which  a fund  has or in  which  a fund  expects  to have portfolio exposure.

To reduce  the  effect of  currency  fluctuations  on the value of  existing  or anticipated  holdings of portfolio  securities,  a fund may also engage in proxy hedging.  Proxy  hedging  is  often  used  when the  currency  to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging  entails  entering into a commitment or option to sell a currency  whose changes in value are  generally  considered  to be  correlated  to a currency or currencies  in which  some or all of a fund's  portfolio  securities  are or are expected  to be  denominated,  in  exchange  for US  dollars.  Currency  hedging involves some of the same risks and  considerations  as other  transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged  fluctuates in value to a degree or in a direction that is not  anticipated.  Further,  there is the risk  that the  perceived  correlation between  various  currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.  If a fund enters into a currency hedging  transaction,  a fund will comply with the asset  segregation requirements described below, as applicable.

Risks of  Currency  Transactions.  Currency  transactions  are  subject to risks different from those of other portfolio  transactions.  Because currency control is of great  importance  to the  issuing  governments  and  influences  economic planning and policy, purchases and sales of currency and related instruments can
be  negatively  affected  by  government  exchange  controls,   blockages,   and
manipulations or exchange restrictions imposed by governments.  These can result in losses to a fund if it is unable to deliver or receive  currency  or funds in settlement of obligations  and could also cause hedges it has entered into to be rendered  useless,  resulting  in full  currency  exposure as well as  incurring transaction  costs.  Buyers and sellers of  currency  futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency  futures  contract for the purchase of most  currencies must occur at a bank  based in the  issuing  nation.  Trading  options  on  currency  futures is relatively  new,  and the ability to establish  and close out  positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency  exchange rates may fluctuate based on factors extrinsic to that country's economy.

                                       21

Swaps, Caps, Floors and Collars.  Among the Strategic  Transactions into which a fund may enter  are  interest  rate,  currency,  index  and other  swaps and the purchase or sale of related  caps,  floors and collars.  A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment,  portion of its portfolio, to protect against currency fluctuations, as a duration  management  technique  or to protect  against any increase in the price of securities a fund anticipates  purchasing at a later date or to enhance returns. A fund will not sell interest rate caps or floors where it does not own securities  or  other  instruments  providing  the  income  stream a fund may be obligated  to pay.  Interest  rate swaps  involve  the  exchange  by a fund with another party of their respective commitments to pay or receive interest,  e.g., an exchange of floating  rate payments for fixed rate payments with respect to a notional  amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential  among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference  indices.  The purchase  of a cap  entitles  the  purchaser  to receive  payments on a notional principal  amount from the party selling such cap to the extent that a specified index exceeds a predetermined  interest rate or amount.  The purchase of a floor entitles the purchaser to receive  payments on a notional  principal amount from the party selling such floor to the extent that a specified  index falls below a predetermined  interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a  predetermined  range of interest rates or values.

Use of Segregated and Other Special Accounts. Most Strategic  Transactions,  and
certain other instruments (such as reverse repurchase  agreements,  dollar rolls and when-issued securities),  expose the Fund to an obligation to another party.
The Fund will comply with SEC  guidelines  regarding  cover for these  Strategic
Transactions  and instruments and will, if the guidelines so require,  segregate on its books cash or liquid assets in the prescribed amount as determined daily.
The Fund may also enter into offsetting  transactions or own positions  covering its  obligations.  Although  this SAI  describes  certain  permitted  methods of segregating assets or otherwise "covering" such transactions for these purposes, such  descriptions  are not intended to be  exhaustive.  The Fund may cover such transactions  using other methods currently or in the future permitted under the
1940 Act,  the rules and  regulations  thereunder,  or orders  issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into  account  when deemed  appropriate  by the Fund.  To the extent that a Fund covers its commitment  under Strategic  Transactions and such other  instruments,  including by segregation  of liquid  assets,  entering into offsetting  transactions  or owning  positions  covering its  obligations,  such
Strategic  Transactions  and  instruments  will  not  be  considered  a  "senior security"  by the  Fund and  therefore  will not be  subject  to the 300%  asset coverage requirement otherwise applicable to borrowings by the Fund.

Assets  used as cover  cannot be sold while the  position  in the  corresponding
Strategic Transaction or other such instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio  management or the
Fund's ability to meet redemption requests or other current obligations.

Trust Preferred  Securities.  A fund may invest in Trust  Preferred  Securities, which are hybrid  instruments  issued by a special  purpose  trust (the "Special
Trust"),  the entire equity  interest of which is owned by a single issuer.  The proceeds of the issuance to a fund of Trust  Preferred  Securities are typically used to purchase a junior  subordinated  debenture,  and distributions  from the
Special  Trust are funded by the  payments  of  principal  and  interest  on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special
Trust are deferred by the debenture  issuer,  the debentures would be treated as original issue discount ("OID")  obligations for the remainder of their term. As a  result,  holders  of Trust  Preferred  Securities,  such as a fund,  would be required to accrue  daily for  Federal  income tax  purposes  their share of the stated interest and the de minimis OID on the debentures  (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of
Trust  Preferred  Securities  would  likely  be  negatively  affected.  Interest payments on the underlying junior subordinated  debentures typically may only be deferred if dividends are  suspended on both common and  preferred  stock of the issuer. The underlying junior  subordinated  debentures  generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer,  but rank below other  subordinated  debentures and debt securities.
Trust Preferred  Securities may be subject to mandatory prepayment under certain circumstances.  The  market  values of Trust  Preferred  Securities  may be more volatile than those of conventional debt securities.  Trust Preferred Securities may be issued in reliance on Rule 144A under the  Securities  Act of 1933,  and, unless  and  until  registered,  are  restricted

                                       22

securities;  there can be no  assurance as to the  liquidity of Trust  Preferred
Securities and the ability of holders of Trust Preferred  Securities,  such as a fund, to sell their holdings.

US Government Securities.  US Treasury securities,  backed by the full faith and credit of the US  Government,  include a variety of  securities  which differ in their  interest  rates,  maturities  and times of issuance.  Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury  bonds  generally  have original  maturities of greater than ten years.

US Government agencies and instrumentalities which issue or guarantee securities include,  for example,  the Export-Import Bank of the United States, the Farmers
Home Administration, the Federal Home Loan Mortgage Corporation, the Fannie Mae,
the Small Business  Administration and the Federal Farm Credit Bank. Obligations
of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the  securities  of the Federal Home Loan Bank,  by the ability of the issuer to borrow from the  Treasury;  while still  others,  such as the  securities of the
Federal Farm Credit Bank,  are  supported  only by the credit of the issuer.  No assurance can be given that the US Government would provide financial support to the latter group of US Government  instrumentalities,  as it is not obligated to do so.

Interest  rates on US  Government  obligations  which a fund may purchase may be fixed or variable.  Interest rates on variable rate  obligations are adjusted at regular  intervals,  at least  annually,  according to a formula  reflecting the current specified  standard rates, such as 91-day US Treasury bill rates.  These adjustments tend to reduce fluctuations in the market value of the securities.

Warrants.  The holder of a warrant has the right, until the warrant expires,  to purchase a given number of shares of a particular  issuer at a specified  price.
Such  investments  can  provide a greater  potential  for profit or loss than an equivalent  investment  in the  underlying  security.  Prices of warrants do not necessarily  move,  however,  in  tandem  with  the  prices  of  the  underlying securities and are, therefore, considered speculative investments.  Warrants pay no  dividends  and confer no rights  other than a purchase  option.  Thus,  if a warrant held by a fund were not exercised by the date of its expiration,  a fund would lose the entire purchase price of the warrant.

When-Issued  Securities.  A fund may from time to time purchase  equity and debt securities on a "when-issued,"  "delayed  delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the  commitment  to purchase is made,  but delivery and payment for the securities  takes place at a later date.  During the period between purchase and settlement,  no payment is made by a fund to the issuer and no interest  accrues to a fund.  When a fund purchases such  securities,  it immediately  assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities,  a fund would earn no income.  While such securities may be sold prior to the  settlement  date, a fund intends to purchase them with the purpose  of  actually  acquiring  them  unless  a  sale  appears  desirable  for investment  reasons.  At the time a fund  makes the  commitment  to  purchase  a security on this basis,  it will record the transaction and reflect the value of the  security  in  determining  its net asset  value.  The  market  value of the securities may be more or less than the purchase price.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial  discounts from their value at maturity.
When held to  maturity,  their  entire  income,  which  consists of accretion of discount,  comes from the difference  between the issue price and their value at maturity.  The effect of owning  instruments  which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect,  on all discount  accretion  during the life of the obligation.
This implicit  reinvestment  of earnings at the same rate eliminates the risk of being unable to reinvest  distributions  at a rate as high as the implicit yield on the zero coupon bond,  but at the same time  eliminates  any  opportunity  to reinvest  earnings at higher  rates.  For this  reason,  zero  coupon  bonds are subject to substantially  greater price fluctuations  during periods of changing market  interest  rates than those of  comparable  securities  that pay interest currently,  which  fluctuation  is greater as the period to  maturity is longer.
Zero  coupon  securities  which are  convertible  into  common  stock  offer the
opportunity  for  capital   appreciation  (or  depreciation)  as  increases  (or
decreases) in market value of such  securities

                                       23

closely follow the movements in the market value of the underlying common stock.
Zero coupon  convertible  securities  generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of
15  years  or less  and are  issued  with  options  and/or  redemption  features exercisable by the holder of the  obligation  entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange  Commission  ("SEC") quarterly  filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as  described  in  each  Fund's  prospectus.  Each  Fund  does  not  disseminate non-public  information  about  portfolio  holdings  except in  accordance  with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public  portfolio  holdings  information to be shared with Deutsche Asset Management and its affiliates  (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms,
attorneys,   officers  and  trustees/directors  and  each  of  their  respective affiliates and advisers who require access to this  information to fulfill their duties to each Fund and are subject to the duties of confidentiality,  including the duty not to trade on non-public information,  imposed by law or contract, or by each Fund's  procedures.  This non-public  information may also be disclosed, subject to the  requirements  described  below,  to securities  lending  agents, financial  printers,  proxy voting  firms,  mutual fund  analysts and rating and tracking  agencies,  or to shareholders  in connection with in-kind  redemptions
(collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized  Third Parties,  a person  authorized by each Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the  best  interest  of each  Fund,  and  that the  recipient  assents  or otherwise has a duty to keep the information confidential and to not trade based on the  information  received  while  the  information  remains  non-public.  No compensation is received by each Fund or DeAM for disclosing non-public holdings information.  Periodic  reports  regarding these  procedures will be provided to each Fund's Trustees.

Portfolio  holdings  information  distributed  by the trading desks of DeAM or a subadvisor for the purpose of facilitating  efficient trading of such securities and receipt of relevant  research is not subject to the foregoing  requirements.
Non-public   portfolio   holding   information   does  not   include   portfolio
characteristics (other than holdings or subsets of holdings) about each Fund and information  derived therefrom,  including,  but not limited to, how each Fund's investments are divided among various sectors, industries,  countries, value and growth stocks,  bonds,  currencies and cash,  types of bonds,  bond  maturities, duration,  bond coupons and bond credit  quality  ratings so long as each Fund's holdings could not be derived from such information.

Registered  investment  companies  that are subadvised by DeAM may be subject to different  portfolio  holdings  disclosure  policies,  and neither  DeAM nor the
Funds'  Trustees  exercise  control over such  policies.  In addition,  separate account  clients of DeAM have  access to their  portfolio  holdings  and are not subject  to the Funds'  portfolio  holdings  disclosure  policy.  The  portfolio holdings  of some of the  funds  subadvised  by DeAM  and  some of the  separate accounts managed by DeAM may substantially  overlap with the portfolio  holdings of the Funds.

DeAM also  manages  certain  unregistered  commingled  trusts and creates  model portfolios,  the portfolio holdings of which may substantially  overlap with the portfolio  holdings  of the  Funds.  To  the  extent  that  investors  in  these commingled  trusts or recipients of model  portfolio  holdings  information  may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public,  DeAM has implemented  procedures  reasonably designed to encourage such investors and recipients to keep such information  confidential,  and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Funds'  policies and  procedures  with respect to the disclosure of portfolio holdings information will protect the Funds from the potential  misuse of portfolio  holdings  information  by those in possession of that information.

                                       24

Regulatory Matters and Legal Proceedings

On December 21, 2006,  Deutsche Asset Management  ("DeAM")  settled  proceedings with the  Securities and Exchange  Commission  ("SEC") and the New York Attorney
General on behalf of Deutsche  Asset  Management,  Inc.  ("DAMI") and DIMA,  the
investment advisors to many of the DWS Scudder funds,  regarding  allegations of improper  trading of fund  shares at DeAM and at the legacy  Scudder  and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated  that the funds did not permit market  timing,  DAMI and DIMA breached their  fiduciary  duty to those  funds in that their  efforts  to limit  trading activity in the funds were not effective at certain times.  The regulators  also alleged that DAMI and DIMA  breached  their  fiduciary  duty to certain funds by entering into certain market timing  arrangements with investors.  These trading arrangements  originated  in  businesses  that  existed  prior to the  currently constituted  DeAM  organization,  which  came  together  as a result of  various mergers of the legacy Scudder,  Kemper and Deutsche fund groups,  and all of the arrangements were terminated prior to the start of the regulatory investigations that  began in the summer of 2003.  No  current  DeAM  employee  approved  these trading arrangements.  Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only,  provide for payment of  disgorgement  in the  amount  of $17.2  million.  The terms of the  settlement  with the New York
Attorney  General  provide for payment of  disgorgement  in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million.  The total amount payable by DeAM, approximately  $122.3  million,  will  be  distributed  to  shareholders  of the affected  funds in  accordance  with a  distribution  plan to be  developed by a distribution  consultant.  The funds'  investment  advisors do not believe these amounts  will have a material  adverse  financial  impact on them or  materially affect their ability to perform  under their  investment  management  agreements with the DWS funds.  The  above-described  amounts are not  material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders,  DeAM is subject to certain  undertakings regarding  the conduct of its business in the future,  including  formation of a
Code of Ethics  Oversight  Committee  to oversee all matters  relating to issues arising  under  the  advisors'  Code of  Ethics;  establishment  of an  Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory  compliance and other policies and  procedures  designed to prevent  and detect  breaches  of  fiduciary  duty, breaches  of the Code of Ethics and federal  securities  law  violations  by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition,  DeAM is subject to certain  further  undertakings  relating to the governance  of the mutual funds,  including  that at least 75% of the members of the  Boards  of  Trustees/Directors  overseeing  the DWS  Funds  continue  to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be  independent  of DeAM;  DeAM  maintain  existing  management  fee reductions  for  certain  funds  for a period  of five  years  and not  increase management  fees for these certain funds during this period;  the funds retain a senior  officer (or  independent  consultants,  as applicable)  responsible  for assisting in the review of fee  arrangements  and  monitoring  compliance by the funds and the investment advisors with securities laws,  fiduciary duties, codes of ethics and other compliance policies,  the expense of which shall be borne by
DeAM; and periodic account  statements,  fund prospectuses and the mutual funds'
web site contain  additional  disclosure  and/or tools that assist  investors in understanding  the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education  contributions  totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers  ("NASD")  announced  final  agreements  in  which  Deutsche  Investment
Management Americas Inc. ("DIMA"),  Deutsche Asset Management, Inc. ("DAMI") and
Scudder  Distributors,  Inc. ("DWS-SDI") (now known as DWS Scudder Distributors,
Inc.)  settled  administrative  proceedings  regarding  disclosure  of brokerage allocation  practices in connection  with sales of

                                       25

the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003.
The agreements with the SEC and NASD are reflected in orders which state,  among other  things,  that DIMA and DAMI failed to  disclose  potential  conflicts  of interest to the funds' Boards and to  shareholders  relating to DWS-SDI's use of certain  funds'  brokerage  commissions  to  reduce  revenue  sharing  costs  to broker-dealer  firms  with whom it had  arrangements  to market  and  distribute
Scudder Fund shares.  These directed  brokerage  practices were  discontinued in
October 2003.

Under the terms of the  settlements,  in which DIMA,  DAMI and  DWS-SDI  neither admitted  nor denied any of the  regulators'  findings,  DIMA,  DAMI and DWS-SDI agreed to pay  disgorgement,  prejudgment  interest  and civil  penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement  orders based upon the amount of brokerage  commissions from each fund used to satisfy revenue sharing  agreements  with  broker-dealers  who sold fund shares.

As part of the  settlements,  DIMA,  DAMI and DWS-SDI  also agreed to  implement certain measures and undertakings relating to revenue sharing payments including making  additional  disclosures  in the funds'  Prospectuses  or  Statements  of
Additional  Information,  adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional  information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory  settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons,  including certain DWS funds,  the  funds'  investment  advisors  and  their  affiliates,  and  certain individuals,  including  in some cases fund  Trustees/Directors,  officers,  and other parties.  Each DWS fund's  investment  advisor has agreed to indemnify the applicable  DWS funds in connection  with these  lawsuits,  or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse  financial impact on a DWS fund is remote and such  actions  are not  likely to  materially affect their ability to perform  under their  investment  management  agreements with the DWS funds.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

Deutsche  Investment  Management  Americas Inc. ("DIMA" or the "Advisor"),  with headquarters  at 345 Park Avenue,  New York,  New York.  DIMA,  which is part of
Deutsche Asset  Management  ("DeAM"),  is the investment  advisor for each Fund.
Under the  supervision  of the Board of Trustees of the Funds,  DIMA,  makes the
Funds'  investment  decisions,  buys and  sells  securities  for the  Funds  and conducts  research that leads to these purchase and sale decisions.  The Advisor manages  each  Fund's  daily  investment  and  business  affairs  subject to the
policies   established  by  each  Trust's  Board  of  Trustees.   DIMA  and  its
predecessors  have more than 80 years of experience  managing mutual funds. DIMA provides a full range of  investment  advisory  services  to  institutional  and retail clients.  The Funds' investment advisor is also responsible for selecting brokers  and  dealers  and for  negotiating  brokerage  commissions  and  dealer charges. The Advisor's duties are described in more detail below.

DeAM is the  marketing  name in the US for the asset  management  activities  of
Deutsche Bank AG, DIMA,  Deutsche  Asset  Management  Investment  Services Ltd.,
Deutsche Bank Trust  Company  Americas and DWS Trust  Company.  DeAM is a global asset management  organization  that offers a wide range of investing  expertise and  resources,  including  hundreds of  portfolio  managers and analysts and an
office  network  that  reaches  the  world's  major  investment  centers.   This
well-resourced  global  investment  platform  brings  together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles. DIMA is an indirect,  wholly-owned subsidiary of Deutsche Bank
AG. Deutsche Bank AG is a major global banking  institution that is engaged in a wide range of financial services, including investment management,  mutual fund, retail,  private and commercial banking,

                                       26

investment  banking and  insurance.  The term "DWS  Scudder" is the  designation given to the products and services  provided by DeAM and its  affiliates  to the
DWS Mutual Funds.

The Advisor provides  investment  counsel for many individuals and institutions, including  insurance  companies,  industrial  corporations,  and  financial  and banking  organizations,  as well as  providing  investment  advice  to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more  other  mutual  funds  advised by the  Advisor  that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain  investments  may be  appropriate  for a Fund and also for other clients advised by the Advisor.  Investment  decisions  for a Fund and other clients are made with a view to achieving their respective  investment  objectives and after consideration  of such factors as their current  holdings,  availability of cash for  investment  and the  size of their  investments  generally.  Frequently,  a particular  security  may be bought or sold for only one client or in  different amounts  and at  different  times for more  than one but less than all  clients.
Likewise,  a particular  security may be bought for one or more clients when one or more other clients are selling the security. In addition,  purchases or sales of the same  security  may be made for two or more  clients on the same day.  In such event,  such  transactions  will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases,  this  procedure could have an adverse effect on the price or amount of the securities  purchased or sold by a Fund.  Purchase  and sale  orders for a Fund may be  combined  with those of other  clients of the  Advisor in the  interest of  achieving  the most favorable net results to a Fund.

Each Fund is  managed  by a team of  investment  professionals  who each play an important  role in a Fund's  management  process.  Team members work together to develop investment strategies and select securities for a Fund's portfolio. This team works for the Advisor or its  affiliates  and is supported by a large staff of economists,  research analysts, traders and other investment specialists. The
Advisor or its affiliates  believe(s) its team approach  benefits Fund investors by bringing  together many  disciplines and leveraging its extensive  resources.
Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management  responsibilities  for each Fund, are  identified  in  each  Fund's  prospectus,  as of the  date  of  the  Fund's prospectus.  Composition of the team may change over time, and Fund shareholders and investors  will be notified of changes  affecting  individuals  with primary
Fund management responsibility.

In 2006,  the  Board and the  shareholders  approved  an  amended  and  restated
investment management agreement (the "Investment Management Agreement") for each of the Funds.  Pursuant to the  Investment  Management  Agreements,  the Advisor
provides  continuing  investment  management  of the  assets  of the  Funds.  In addition to the  investment  management of the assets of the Funds,  the Advisor determines the  investments to be made for the Funds,  including what portion of its assets  remain  uninvested  in cash or cash  equivalents,  and with whom the orders for investments are placed, consistent with the Funds' policies as stated
in their  Prospectuses and Statement of Additional  Information  ("SAI"),  or as
adopted by the Funds' Board.  The Advisor will also  monitor,  to the extent not monitored by the Funds' administrator or other agent, the Funds' compliance with its investment and tax guidelines and other compliance policies.

The Advisor  provides  assistance to the Funds' Board in valuing the  securities and other  instruments held by the Funds, to the extent  reasonably  required by valuation policies and procedures that may be adopted by the Funds.

Pursuant to the Investment Management Agreements,  (unless otherwise provided in an agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members,  officers,  and executive employees of the Funds,  including the Funds'
share of payroll taxes, who are affiliated persons of the Advisor.

The  Investment  Management  Agreements  provide  that the Funds  are  generally responsible  for expenses  that  include:  fees payable to the Advisor;  outside legal,  accounting  or auditing  expenses,  including  with  respect to expenses

                                       27

related to negotiation,  acquisition or  distribution of portfolio  investments;
maintenance  of books and records that are  maintained by the Funds,  the Funds'
custodian,  or other agents of the Funds;  taxes and governmental fees; fees and
expenses   of  the   Funds'   accounting   agent,   custodian,   sub-custodians,
depositories,  transfer  agents,  dividend  reimbursing  agents and  registrars;
payment  for  portfolio  pricing  or  valuation   services  to  pricing  agents,
accountants,  bankers and other specialists,  if any;  brokerage  commissions or other costs of  acquiring  or disposing  of any  portfolio  securities  or other instruments  of the  Funds;  and  litigation  expenses  and other  extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Investment  Management  Agreements  allow the Advisor to delegate any of its duties under the  Agreement to a  subadvisor,  subject to a majority vote of the
Board of the Funds,  including  a majority  of the Board who are not  interested persons of the Funds,  and, if required by applicable law, subject to a majority vote of the Funds' shareholders.

The  Investment  Management  Agreements  provide  that the Advisor  shall not be liable for any error of judgment  or mistake of law or for any loss  suffered by the Funds in connection  with matters to which the agreements  relate,  except a loss resulting from willful  malfeasance,  bad faith or gross  negligence on the part of the Advisor in the performance of its duties or from reckless  disregard by the  Advisor  of  its  obligations  and  duties  under  the  agreements.  The
Investment  Management Agreements may be terminated at any time, without payment of penalty,  by either party or by vote of a majority of the outstanding  voting securities of the Funds on 60 days' written notice.

For all services provided under the Investment Management Agreements,  the Funds pay the Advisor a fee, computed daily and paid monthly,  at the annual rate as a percentage of net assets shown below:

DWS Small Cap Value Fund:                  0.665% to $500 million
                                           0.615% thereafter

DWS Equity Income Fund:                    0.665% of the first $250 million
                                           0.635% for the next $750 million
                                           0.615% for the next $1.5 billion
                                           0.595% for the next $2.5 billion
                                           0.565% for the next $2.5 billion
                                           0.555% for the next $2.5 billion
                                           0.545% for the next $2.5 billion
                                           0.535% thereafter

For DWS Equity Income Fund, the Advisor has contractually  agreed until November
30, 2008 to waive all or a portion of its  management  fee and  reimburse or pay operating  expenses of the fund to the extent  necessary  to maintain the fund's total operating  expenses at 1.22% for Class A shares, and 1.97% for Class B and
C shares,  excluding  certain  expenses such as extraordinary  expenses,  taxes, brokerage, interest and acquired funds (underlying funds) fees and expenses.

For DWS Equity Income, the Advisor has contractually  agreed until September 30,
2008 to waive all or a portion of its management  fee or pay operating  expenses of the fund to the extent  necessary  to  maintain  the fund's  total  operating expenses at 0.97% for  Institutional  Class shares,  excluding  certain expenses such as extraordinary expenses,  taxes,  brokerage,  interest and acquired funds
(underlying  funds) fees and expenses.  Although there can be no assurances that the current waiver/expense  reimbursement  arrangement will be maintained beyond
September 30, 2008, the advisor has committed to review the  continuance of such waiver/expense reimbursement arrangements by September 30, 2008.

The  advisory  fees paid by each Fund for its last three fiscal years ended July
31 are shown in the table below.

                                  Fiscal 2007     Fiscal 2006*     Fiscal 2005*
                                  -----------     ------------     ------------

DWS Small Cap Value Fund          $2,158,582       $2,495,056       $2,555,217
DWS Equity Income Fund              $957,804       $1,084,819       $1,049,402

                                       28

The amounts waived or reimbursed by the Advisor for each Fund for its last three fiscal years ending July 31 are shown in the table below:

                              Fiscal 2007        Fiscal 2006*       Fiscal 2005*
                              -----------        ------------       ------------

DWS Small Cap Value Fund           $0                 $0                 $0
DWS Equity Income Fund          $73,432            $99,290            $20,644

*          Prior to June 1, 2006 for DWS Small Cap Value Fund,  and July 1, 2006
for DWS Equity Income Fund, these fees included an administrative service fee.

In  addition,  in 2006 the  Board and  shareholders  approved  a new  subadvisor approval policy for the Funds (the "Subadvisor Approval Policy"). The Subadvisor
Approval  Policy  permits  the  Advisor,  subject to the  approval of the Board, including a majority of its  independent  board members,  to appoint and replace subadvisors and to amend  sub-advisory  contracts without obtaining  shareholder approval.  Under the  Subadvisor  Approval  Policy,  the  Board,  including  its independent  board  members,  will  continue  to  evaluate  and  approve all new sub-advisory  contracts  between the Advisor and any subadvisor,  as well as all changes to any existing  subadvisory  contract.  The Funds cannot  implement the
Subadvisor  Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October  2003) or  granting  the Funds  exemptive relief  from  existing  rules.  The Funds and the  Advisor  would be  subject to certain  conditions  imposed  by the SEC  (and  certain  conditions  that may be imposed in the future within either  exemptive  relief or a rule) to ensure that the  interests  of the Funds and their  shareholders  are  adequately  protected whenever the Advisor acts under the Subadvisor  Approval  Policy,  including any shareholder notice requirements.

The Advisor may enter into  arrangements with affiliates and third party service providers to perform  various  administrative,  back-office  and other  services relating to client accounts.  Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

Each  Fund has been  advised  that the  Advisor  seeks to offer  its  investment professionals  competitive  short-term  and  long-term  compensation.  Portfolio managers and research professionals are paid (i) fixed base salaries,  which are linked to job function,  responsibilities  and financial  services industry peer comparison  and (ii)  variable  compensation,  which  is  linked  to  investment performance, individual contributions to the team and DWS Scudder's and Deutsche
Bank's  financial  results.  Variable  compensation  may  include  a cash  bonus incentive and  participation in a variety of long-term equity programs  (usually in the form of Deutsche Bank equity).

Bonus  and  long-term   incentives   comprise  a  greater  proportion  of  total
compensation as an investment  professional's  seniority and compensation levels increase.  Top performing  investment  professionals  earn a total  compensation package  that is highly  competitive,  including  a bonus that is a multiple  of their base  salary.  The amount of equity  awarded  under the  long-term  equity programs is generally based on the individual's total  compensation  package and may  comprise  from  0%-40%  of  the  total  compensation  award.  As  incentive compensation increases,  the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To  evaluate  its  investment  professionals,  the  Advisor  uses a  Performance
Management  Process.   Objectives  evaluated  by  the  process  are  related  to
investment  performance and generally take into account peer group and benchmark related data.  The ultimate goal of this process is to link the  performance  of investment  professionals  with  client  investment  objectives  and to  deliver
investment   performance   that  meets  or  exceeds  clients'  risk  and  return
objectives. When determining total compensation,  the Advisor considers a number of quantitative and qualitative factors such as:

                                       29

o        DWS  Scudder   performance   and  the  performance  of  Deutsche  Asset
         Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus)
         and appropriate  peer group,  taking into  consideration  risk targets.
         Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

o        Qualitative  measures include  adherence to the investment  process and individual  contributions  to  the  process,  among  other  things.  In addition, the Advisor assesses compliance, risk management and teamwork skills.

o        Other factors,  including  contributions made to the investment team as well as  adherence  to  compliance,  risk  management,  and "living the values" of the Advisor,  are part of a  discretionary  component  which gives  management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition,  the Advisor analyzes  competitive  compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate  to reflect  changes in the market, as well as to adjust the  factors  used to  determine  overall  compensation  to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned  beneficially  and of record by each member of each Fund's  portfolio  management team in each Fund as well as in all DWS Funds as a group (i.e.  those funds advised by Deutsche Asset
Management or its affiliates),  including  investments by their immediate family members sharing the same household and amounts invested  through  retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

DWS Equity Income Fund

                                                    Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager                          Fund Shares Owned                      Fund Shares Owned
-------------------------                          -----------------                      -----------------

David Hone                                        $50,001 - $100,000                     $100,001 - $500,000

DWS Small Cap Value Fund

                                                    Dollar Range of                    Dollar Range of All DWS
Name of Portfolio Manager                          Fund Shares Owned                      Fund Shares Owned
-------------------------                          -----------------                      -----------------

Robert Wang                                          $1 - $10,000                        $100,001 - $500,000
Jin Chen                                             $1 - $10,000                        $100,001 - $500,000
Julie Abbett                                       $10,001 - $50,000                     $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of each Fund, each Fund's portfolio  managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio  manager,  the number and asset size of (1) SEC registered  investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other  accounts  (e.g.,  accounts  managed for  individuals or organizations)  managed by each  portfolio  manager.  The  tables  also show the number of  performance  based fee  accounts,  as well as the total assets of the accounts for which the advisory fee is based on the  performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

                                       30

DWS Equity Income Fund

Other SEC Registered Investment Companies Managed:

                              Number of        Total Assets of    Number of Investment
                             Registered          Registered         Company Accounts       Total Assets of
                             Investment          Investment               with           Performance-Based
Name of Portfolio Manager     Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------     ---------           ---------       ---------------------     ------------

David Hone                        1              $26,616,516                0                    $0

Other Pooled Investment Vehicles Managed:

                                                                       Number of Pooled
                               Number of                              Investment Vehicle
                                Pooled          Total Assets of         Accounts with        Total Assets of
                              Investment       Pooled Investment      Performance-Based    Performance-Based
Name of Portfolio Manager      Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------      --------             --------                 ---              ------------

David Hone                         0                   $0                     0                    $0

Other Accounts Managed:

                                                                       Number of Other
                                                                        Accounts with      Total Assets of
                               Number of     Total Assets of Other   Performance- Based      Performance-
Name of Portfolio Manager   Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------         --------          --------                 ---          ------------------

David Hone                        15              $220,257,161                0                   $0

DWS Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                             Number of        Total Assets of    Number of Investment
                            Registered          Registered         Company Accounts       Total Assets of
                            Investment          Investment               with           Performance- Based
Name of Portfolio Manager    Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------    ---------           ---------       ---------------------     ------------

Robert Wang                     40            $14,338,817,006              0                    $0
Jin Chen                        23            $11,080,379,697              0                    $0
Julie Abbett                    23            $11,080,379,697              0                    $0

                                       31

Other Pooled Investment Vehicles Managed:

                                                                       Number of Pooled
                               Number of                              Investment Vehicle
                                Pooled          Total Assets of         Accounts with        Total Assets of
                              Investment       Pooled Investment      Performance-Based    Performance- Based
Name of Portfolio Manager      Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------      --------             --------                 ---              ------------

Robert Wang                         12            $655,304,306                 1               $182,594,622
Jin Chen                             8            $111,853,100                 0                         $0
Julie Abbett                         8            $111,853,100                 0                         $0

Other Accounts Managed:

                                                                              Number of Other
                                                                        Accounts with      Total Assets of
                               Number of     Total Assets of Other   Performance-Based      Performance-
Name of Portfolio Manager   Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------   --------------          --------                 ---          ------------------

Robert Wang                         49         $9,417,721,847                   2             $70,247,298
Jin Chen                             7           $573,351,811                   0                      $0
Julie Abbett                         7           $573,351,811                   0                      $0

In  addition  to the  accounts  above,  an  investment  professional  may manage accounts in a personal  capacity that may include  holdings that are similar to, or the same as,  those of the Funds.  The  Advisor has in place a Code of Ethics that is designed to address  conflicts of interest and that, among other things, imposes  restrictions  on the ability of portfolio  managers  and other  "access persons" to invest in securities  that may be recommended or traded in the Funds and other client accounts.

Real,  potential  or apparent  conflicts  of interest may arise when a portfolio manager has day-to-day  portfolio  management  responsibilities  with respect to more than one fund or account,  including the following:

o        Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each
         Fund  and  other  clients  are  made  with a view  to  achieving  their respective  investment  objectives  and  after  consideration  of  such factors as their current holdings,  availability of cash for investment and the size of their investments  generally. A particular security may be bought or sold for only one client or in  different  amounts  and at different times for more than one but less than all clients.  Likewise,
         because   clients  of  the  Advisor  may  have   differing   investment
         strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other  clients of the Advisor.  In addition,  purchases or sales of the same  security  may be made for two or more clients on the same day. In such event,  such transactions will be allocated among the clients in a manner  believed by the Advisor to be most  equitable  to each  client, generally utilizing a pro rata allocation  methodology.  In some cases, the allocation  procedure could  potentially  have an adverse effect or positive  effect on the price or amount of the securities  purchased or sold by each  Fund.  Purchase  and sale  orders  for  each  Fund may be combined  with those of other clients of the Advisor in the interest of achieving  the most  favorable  net  results to each Fund and the other clients.

o        To the  extent  that  a  portfolio  manager  has  responsibilities  for managing  multiple client  accounts,  a portfolio  manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio  management teams by  investment  strategy and by  employing  similar  investment  models across multiple client accounts.

                                       32

o        In some cases, an apparent  conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with  respect to other  accounts it manages.  The Advisor  will not determine  allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance  deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate  accounts on a long-short basis.
         The  simultaneous  management  of long  and  short  portfolios  creates potential  conflicts  of  interest  including  the risk that short sale
         activity  could   adversely   affect  the  market  value  of  the  long
         positions(and  vice versa),  the risk arising from sequential orders in long and short  positions,  and the  risks  associated  with  receiving opposing  orders at the same time.  The Advisor has adopted  procedures that it believes are reasonably  designed to mitigate  these  potential conflicts  of  interest.  Included  in these  procedures  are  specific guidelines  developed to ensure fair and  equitable  treatment  for all clients whose accounts are managed by each Fund's portfolio  management team. The Advisor and the portfolio  management  team have  established monitoring  procedures,  a protocol for supervisory reviews, as well as compliance  oversight  to ensure that  potential  conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a  multi-national  financial  services company.  Therefore,  the Advisor is affiliated  with a variety of entities that provide, and/or engage in commercial banking, insurance,  brokerage,  investment banking,  financial  advisory,  broker-dealer  activities  (including  sales and trading),  hedge funds, real estate and private equity investing, in addition to the provision of investment  management services to institutional and individual investors.  Since  Deutsche  Bank AG, its  affiliates,  directors,  officers and employees (the "Firm") are engaged in businesses  and have interests  other than
managing  asset  management  accounts,   such  other  activities  involve  real,
potential or apparent  conflicts of interest.  These  interests  and  activities include potential  advisory,  transactional  and financial  activities and other interests  in  securities  and  companies  that may be  directly  or  indirectly purchased  or sold by the Firm for its  clients'  advisory  accounts.  These are considerations  of which  advisory  clients  should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's  advisory  clients.
The Advisor has  instituted  business and  compliance  policies,  procedures and disclosures  that are  designed to identify,  monitor and mitigate  conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Funds, the Advisor,  and the Funds' principal  underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members,  officers of the Trusts and employees of the Advisor and principal  underwriter are permitted to make personal securities  transactions,  including transactions in securities that  may be  purchased  or held  by the  Funds,  subject  to  requirements  and restrictions  set forth in the applicable Code of Ethics.  The Advisor's Code of
Ethics  contains  provisions and  requirements  designed to identify and address certain  conflicts of interest  between personal  investment  activities and the interests  of the  Funds.  Among  other  things,  the  Advisor's  Code of Ethics prohibits  certain types of  transactions  absent prior  approval,  imposes time
periods  during  which  personal   transactions  may  not  be  made  in  certain
securities,  and requires the submission of duplicate broker  confirmations  and quarterly reporting of securities transactions. Additional restrictions apply to portfolio  managers,  traders,  research  analysts  and others  involved  in the investment  advisory  process.  Exceptions to these and other  provisions of the
Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Administrator

The Funds entered into  administrative  services agreement with the Advisor (the
"Administrative  Services  Agreement"),  pursuant to which the Advisor  provides administrative  services to the Funds,  including,  among others,  providing the
Funds with  personnel,  preparing and making  required  filings on behalf of the
Funds, maintaining books and records for the Funds, and monitoring the valuation of Fund securities.  The services  provided by the Advisor are described in more detail  below.  For all  services  provided  under the  Administrative  Services
Agreement,

                                       33

each Fund pays the Advisor a fee,  computed daily and paid monthly,  of 0.10% of the Funds' average daily net assets.

Under the  Administrative  Services  Agreement,  the Advisor is  obligated  on a continuous  basis to provide  such  administrative  services as the Board of the
Funds reasonably deems necessary for the proper administration of the Funds. The
Advisor  provides the Funds with  personnel;  arranges for the  preparation  and filing of the Funds' tax  returns;  prepares  and  submits  reports  and meeting materials to the Board and the  shareholders;  prepares and files updates to the
Funds'  prospectuses  and statements of additional  information as well as other reports required to be filed by the SEC; maintains the Funds' records;  provides the Funds with office space, equipment and services; supervises,  negotiates the contracts of and monitors the performance of third parties contractors; oversees the  tabulation of proxies;  monitors the valuation of portfolio  securities and
monitors  compliance  with  Board-approved  valuation  procedures;   assists  in
establishing  the  accounting  and tax  policies  of the  Funds;  assists in the resolution  of  accounting  issues  that may arise  with  respect  to the Funds;
establishes  and  monitors the Funds'  operating  expense  budgets;  reviews and processes the Funds' bills;  assists in determining  the amount of dividends and distributions  available to be paid by the Funds, prepares and arranges dividend notifications  and provides  information to agents to effect  payments  thereof;
provides to the Board periodic and special  reports;  provides  assistance  with investor and public relations  matters;  and monitors the registration of shares under  applicable  federal and state law. The Advisor also performs certain fund
accounting   services  under  the   Administrative   Services   Agreement.   The
Administrative  Services  Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance,  bad faith or  negligence  in the  performance  of its  duties  or from the  reckless disregard by it of its duties and obligations thereunder.

Pursuant to an  agreement  between  the Advisor and State  Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain  administrative  functions to
SSB. The costs and expenses of such delegation are borne by the Advisor,  not by the Funds.

For DWS Small Cap Value  Fund for the  fiscal  year  ended  July 31,  2007,  the administrative fees charged to the Fund were $324,599.

For DWS Small Cap Value  Fund for the  fiscal  year  ended  July 31,  2006,  the administrative fees charged to the Fund were $54,210.

For DWS  Equity  Income  Fund for the  fiscal  year  ended  July 31,  2007,  the administrative fees charged to the Fund were $144,031.

For DWS  Equity  Income  Fund for the  fiscal  year  ended  July 31,  2006,  the administrative fees charged to the Fund were $11,425.

Prior to June 30 2006, certain expenses that were borne by the Advisor under the
Former Administrative  Agreement, such as the transfer agent and custodian fees, were borne directly by shareholders.

Pursuant to DeAM  procedures  approved by the Boards on behalf of the DWS funds, proof of claim forms are  routinely  filed on behalf of the DWS funds by a third party service provider,  with certain limited exceptions.  The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Principal Underwriter

Pursuant to an Underwriting and Distribution  Services Agreement  ("Distribution
Agreement"),  DWS-SDI,  222 South Riverside Plaza,  Chicago,  Illinois 60606, an
affiliate of the Advisor,  is the principal  underwriter and distributor for the
Class A, Class B, Class C, and Institutional  Class shares of each Fund and acts as agent of each Fund in the continuous offering of its shares. The Distribution
Agreement  for each Fund,  dated April 5, 2002 was last approved by the Trustees on September 19, 2007.  The  Distribution  Agreement will remain in effect until
September 30, 2008 and from year to year  thereafter  only if its continuance is approved for each class at least

                                       34

annually by a vote of the Board members of each Fund, including the Trustees who are not  interested  persons  of the Funds  and who have no  direct or  indirect financial interest in the Distribution Agreement.

Each  Distribution  Agreement  automatically  terminates  in  the  event  of its assignment and may be terminated for a class at any time without penalty by each
Fund or by DWS-SDI upon 60 days' notice.  Termination  by each Fund with respect to a class may be by vote of (i) a  majority  of the Board  members  who are not interested  persons  of each Fund and who have no direct or  indirect  financial interest in the Distribution  Agreement,  or (ii) a "majority of the outstanding voting securities" of the class of each Fund, as defined under the 1940 Act. All material  amendments  must be  approved  by the Board of  Trustees in the manner described  above  with  respect  to  the  continuation  of  the  Agreement.  The provisions concerning continuation,  amendment and termination of a Distribution
Agreement are on a series by series and class by class basis.

DWS-SDI  bears  all  of its  expenses  of  providing  services  pursuant  to the
Distribution Agreement,  including the payment of any commissions. The Funds pay the cost for the  prospectus and  shareholder  reports to be typeset and printed for existing shareholders,  and DWS-SDI, as principal underwriter,  pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective  investors.  DWS-SDI also pays for supplementary  sales literature  and  advertising  costs.  As indicated  under  "Purchase of Shares,"
DWS-SDI retains the sales charge upon the purchase of Class A shares and pays or allows  concessions  or  discounts  to firms for the sale of the Funds'  shares.
DWS-SDI  receives no  compensation  from the Funds as principal  underwriter for
Class A and Institutional  shares.  DWS-SDI receives compensation from the Funds as principal underwriter for Class B and Class C shares.

Shareholder services are provided to each Fund on behalf of Class A, Class B and
Class C  shareholders  under a Shareholder  Services  Agreement  (the  "Services
Agreement") with DWS-SDI.  The Services Agreement  continues in effect from year to year so long as such  continuance is approved for the Funds at least annually by a vote of the Board of the applicable  Fund,  including the Board members who are not  interested  persons  of the Funds  and who have no  direct or  indirect
financial   interest  in  the  Services   Agreement.   The  Services   Agreement
automatically terminates in the event of its assignment and may be terminated at any time  without  penalty  by the  Fund or by  DWS-SDI  upon 60  days'  notice.
Termination  with  respect  to the  Class A, B or C shares of a Fund may be by a vote of (i) the majority of the Board members of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the
Services Agreement, or (ii) a "majority of the outstanding voting securities" of the Class A, B or C shares,  respectively,  as defined  under the 1940 Act.  The
Services Agreement may not be amended for a class to increase materially the fee to be paid by the Fund without approval of a majority of the outstanding  voting securities of such class of the Fund,  and all material  amendments  must in any event be approved by the Board of  Trustees in the manner  described  above with respect to the continuation of the Services Agreement.

Under  the  Services   Agreement,   DWS-SDI  may  provide  or  appoint   various
broker-dealer  firms and other  service or  administrative  firms  ("firms")  to provide  information  and services to investors  in a Fund.  Typically,  DWS-SDI appoints  firms that provide  services  and  facilities  for their  customers or clients who are  investors in a Fund.  Firms  appointed by DWS-SDI  provide such office space and equipment,  telephone  facilities and personnel as is necessary or beneficial  for providing  information  and services to their  clients.  Such services and assistance may include,  but are not limited to,  establishing  and
maintaining   accounts  and   records,   processing   purchase  and   redemption
transactions, answering routine inquiries regarding a Fund, providing assistance to clients in changing dividend and investment options, account designations and addresses and such other administrative services as may be agreed upon from time to time and permitted by applicable statute, rule or regulation.

DWS-SDI bears all of its expenses of providing  those  services  pursuant to the
Services Agreement,  including the payment of a service fee to firms (as defined below).  As indicated under the Rule 12b-1 Plan,  DWS-SDI receives  compensation from the Funds for its services under the Services Agreement.

DWS-SDI,  the Funds'  distributor,  has adopted an  Incentive  Plan (the "Plan")
covering   wholesalers   that  are  regional  vice   presidents   ("DWS  Scudder
Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive  program that combines a monthly  incentive component  with a  quarterly  strategic  bonus  component.  Under the Plan,  DWS
Scudder  Wholesalers  will  receive a monetary  monthly  incentive  based on the amount of sales

                                       35

generated  from their  marketing of the funds,  and that  incentive  will differ depending on the product  category of the fund.  Each Fund is assigned to one of three  product  categories -- "Core,"  "Satellite"  or  "Non-Core/Satellite"  --
taking into  consideration,  among other things, the following  criteria,  where applicable:

o        The fund's 3 year performance;

o        The fund's Morningstar rating;

o        Market size for the fund category;

o        The fund's size, including sales and redemptions of the fund's shares;

o        The length of time the fund's  Portfolio  Manager has managed the fund;
         and

o        The fund's consistency with DWS Scudder's branding.

This  information  and other factors are  presented to a committee  comprised of representatives  from  various  groups  within  DWS  Scudder,  who  review  on a quarterly basis the funds assigned to each product category described above, and make any  changes to those  assignments  at that time.  No one  factor,  whether positive or negative,  determines a fund's  placement in a given  category;  all these factors together are considered,  and the designation of funds in the Core and Satellite  categories  represents  management's  judgment based on the above criteria. In addition,  management may consider a fund's profile over the course of several  review  periods  before making a change to its category  assignment.
These category  assignments will be posted quarterly to the DWS fund Web site at
www.dws-scudder.com,  approximately one month after the end of each quarter. DWS
Scudder  Wholesalers will receive the highest  compensation for Core funds, less for Satellite funds and the lowest for  Non-Core/Satellite  funds.  The level of compensation among these categories may differ significantly.

In the normal course of business,  DWS Scudder will from time to time  introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed  in a New  Fund  compensation  category  for a  minimum  period  of  four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund  category.  After that four quarter  period, each fund in the New Fund  category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving,  or the receipt of, additional  compensation by a DWS
Scudder  Wholesaler  under the Plan may provide an incentive to favor  marketing the  Core or  Satellite  funds  over the  Non-Core/Satellite  funds.  The  Plan, however,  will not change the price that you pay for shares of the fund. The DWS
Scudder  Compliance  Department  monitors DWS Scudder Wholesaler sales and other activity  in an  effort  to  detect  unusual  activity  in  the  context  of the compensation  structure under the Plan. However,  investors may wish to take the
Plan  and the  product  category  of the  fund  into  account  when  considering purchasing a fund or evaluating any recommendations relating to fund shares.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial  highlights of each Fund included in the Funds' prospectus and the
Financial  Statements  incorporated by reference in this Statement of Additional
Information  have been so included or  incorporated  by reference in reliance on the report of PricewaterhouseCoopers  LLP, 125 High Street, Boston, MA 02110, an
independent  registered  public  accounting firm, given on the authority of said firm as experts in auditing and  accounting.  PricewaterhouseCoopers  audits the financial  statements  of the Funds and provides  other  audit,  tax and related services.  Shareholders  will receive  annual audited  financial  statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place,  Boston,  Massachusetts 02110, serves as legal counsel to the Funds and their Independent Trustees.

                                       36

Fund Accounting Agent

Prior to June 1, 2006  (applies  to DWS  Small Cap Value  Fund) and July 1, 2006
(applies to DWS Equity Income  Fund),  DWS Scudder Fund  Accounting  Corporation
("DWS-SFAC"),   Two  International  Place,  Boston,   Massachusetts,   02110,  a
subsidiary of the Advisor,  was directly  responsible  for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.  DWS-SFAC delegated certain fund accounting functions to State Street
Bank and Trust Company  ("SSB or  Custodian")  under the Funds' fund  accounting agreement.

Prior to June 1, 2006  (applies  to DWS  Small Cap Value  Fund) and July 1, 2006
(applies to DWS Equity Income Fund), each Fund paid DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150  million  and  0.0045%  of such  assets in excess of $1 billion, plus holding and transaction charges for this service.

Effective  June 1, 2006  (applies  to DWS Small Cap Value Fund) and July 1, 2006
(applies to DWS Equity Income  Fund),  pursuant to the  Administrative  Services
Agreement  among the Advisor and State Street Bank and Trust  Company  ("SSB" or
the "Custodian"), the Advisor has delegated certain fund accounting functions to
SSB. The costs and expenses of such delegation are borne by the Advisor,  not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust  Company  (the  "Custodian"),  225 Franklin  Street,
Boston, Massachusetts 02110, serves as custodian. SSB has entered into agreement with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940  Act.  SSB used  Deutsche  Bank AG, an  affiliate  of the  Advisor,  as subcustodian ("DB  Subcustodian") in certain  countries.  To the extent the Fund holds any  securities  in the countries in which SSB uses DB  Subcustodian  as a subcustodian,  those  securities  will be held by DB  Subcustodian  as part of a larger  omnibus  account  in the name of SSB (the  "Omnibus  Account").  For its services,  DB  Subcustodian  receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction  charges with respect to transactions that occur within the Omnibus Account.

The Custodian attends to the collection of principal and income, and payment for and  collection  of proceeds  of  securities  bought and sold by each Fund.  The custodian's  fee may be  reduced by  certain  earnings  credits in favor of each
Fund.  For the fiscal year ended July 31, 2007, DWS Small Cap Value Fund and DWS
Equity Income Fund paid the Custodian $13,433 and $11,860, respectively.

DWS Scudder  Investments  Service  Company  ("DWS-SISC"),  210 West 10th Street,
Kansas City, Missouri  64105-1614,  an affiliate of the Advisor, is the transfer agent,  dividend-paying  agent and shareholder  service agent for all classes of
DWS funds.

The Transfer  Agent receives an annual service fee for each account of the Fund, based on the type of account.  For open retail  accounts,  the fee is a flat fee ranging from $20.00 to $27.50 per account,  for open  wholesale  money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account
(as of October  2006,  indexed to  inflation)  plus an asset  based fee of up to
0.25% of  average  net  assets.  1/12th of the  annual  service  charge for each account is  charged  and  payable to the  Transfer  Agent each  month.  A fee is charged for any account  which at any time during the month had a share  balance in the  Fund.  Smaller  fees are also  charged  for  closed  accounts  for which information  must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain  out-of-pocket  expenses  incurred  by  the  Transfer  Agent,  including expenses of printing and mailing  routine fund  disclosure  documents,  costs of record retention and transaction  processing costs are reimbursed by the Fund or are paid  directly  by the  Fund.  Certain  additional  out-of-pocket  expenses, including costs of computer  hardware and software,  third party  record-keeping and processing of proxy statements,  may only be reimbursed by the Fund with the prior approval of the Fund's Board.

                                       37

Pursuant to a sub-transfer  agency agreement between Service Corporation and DST
Systems,  Inc. ("DST"), 333 West Street,  Kansas City, Missouri 64105,  DWS-SISC
had delegated certain transfer agent and dividend paying agent functions to DST.
The costs and expenses of such delegation are born by DWS-SISC, not by a Fund.

Rule 12b-1 Plans

Each Fund has  adopted a plan  pursuant to Rule 12b-1 under the 1940 Act (each a
"Rule 12b-1  Plan") that  provides for fees payable as an expense of the Class B shares  and  Class C shares  that are used by  DWS-SDI  to pay for  distribution services for those classes.  Pursuant to each Rule 12b-1 Plan,  shareholder  and administrative  services  are provided to the  applicable  Fund on behalf of its
Class A, B and C shareholders under each Fund's Services Agreement with DWS-SDI.
Because 12b-1 fees are paid out of Fund assets on an ongoing  basis,  they will, over time, increase the cost of an investment and may cost more than other types of sales charges.

The Rule  12b-1  distribution  plans  for  Class B and  Class C  shares  provide alternative methods for paying sales charges and may help funds grow or maintain asset levels to provide  operational  efficiencies and economies of scale.  Rule
12b-1  service  plans  provide  compensation  to DWS-SDI or  intermediaries  for post-sales  servicing.  Since  each  Distribution  Agreement  provides  for fees payable as an expense of the Class B shares and the Class C shares that are used by DWS-SDI to pay for distribution and services for those classes, the agreement is  approved  and  reviewed  separately  for the Class B shares  and the Class C shares in  accordance  with Rule 12b-1 under the 1940 Act,  which  regulates the manner in which an  investment  company may,  directly or  indirectly,  bear the expenses of  distributing  its shares.  The  Distribution  Agreement  may not be amended to increase the fee to be paid by a Fund with respect to a class without approval by a majority of the outstanding voting securities of such class of the
Fund. Similarly,  the Services Agreement is approved and reviewed separately for the Class A shares,  Class B shares and Class C shares in  accordance  with Rule
12b-1.

If a Rule 12b-1 Plan is terminated in accordance with its terms,  the obligation of the  applicable  Fund to make payments to DWS-SDI  pursuant to the Rule 12b-1
Plan will  cease  and the Fund will not be  required  to make any  payments  not previously accrued past the termination date. Thus, there is no legal obligation for a Fund to pay any expenses  incurred by DWS-SDI  other than fees  previously accrued  and payable  under a Rule 12b-1 Plan,  if for any reason the Rule 12b-1
Plan is  terminated  in  accordance  with its terms.  Future fees under the Rule
12b-1  Plan may or may not be  sufficient  to  cover  DWS-SDI  for its  expenses incurred. On the other hand, under certain circumstances,  DWS-SDI might collect in the  aggregate  over  certain  periods more in fees under the Rule 12b-1 Plan than it has expended  over that same period in providing  distribution  services for a Fund. In connection with Class B shares, for example,  if shares of a Fund were to  appreciate  (resulting  in greater  asset base against which Rule 12b-1 fees are charged) and sales of the Fund's  shares were to decline  (resulting in lower  expenditures  by DWS-SDI  under the Rule 12b-1 Plan),  fees payable could exceed expenditures.  This may also happen over certain periods shorter than the life of the Rule 12b-1 Plan  simply due to the timing of  expenses  incurred  by
DWS-SDI that is not matched to the timing of revenues  received  (e.g.,  a sales commission may be paid by DWS-SDI  related to an investment in year 1, while the
Rule 12b-1 fee to DWS-SDI  related to that  investment  may accrue during year 1 through year 6 prior to  conversion of the  investment to Class A shares).  As a result,  if DWS-SDI's  expenses are less than the Rule 12b-1 fees,  DWS-SDI will retain its full fees and make a profit.

Class B and Class C Shares

Distribution  Services.  For its  services  under  the  Distribution  Agreement,
DWS-SDI  receives  a fee from  each  Fund  under its Rule  12b-1  Plan,  payable monthly,  at the annual  rate of 0.75% of  average  daily net assets of the Fund attributable  to its Class B shares.  This fee is accrued daily as an expense of
Class B shares. DWS-SDI also receives any contingent deferred sales charges paid with respect to Class B shares. DWS-SDI currently compensates firms for sales of
Class B shares at a commission rate of 3.75%.

For its services under the Distribution  Agreement,  DWS-SDI receives a fee from each Fund under its Rule 12b-1  Plan,  payable  monthly,  at the annual  rate of
0.75% of average  daily net assets of the Fund  attributable  to Class C shares.
This fee is accrued  daily as an expense  of Class C shares.  DWS-SDI  currently advances  to firms the  first  year  distribution  fee at a rate of 0.75% of the purchase price of Class C shares.  Effective January 1, 2006,  DWS-SDI no longer advances the first year distribution fee to firms for sales of Class C shares to employer-sponsored

                                       38

employee benefit plans using the OmniPlus  subaccount record keeping system made available  through ADP, Inc. under an alliance with DWS-SDI and its  affiliates.
For periods  after the first  year,  DWS-SDI  currently  pays firms for sales of
Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75%
of net assets  attributable  to Class C shares  maintained  and  serviced by the firm.  This fee continues  until  terminated by DWS-SDI or the applicable  Fund.
DWS-SDI also receives any contingent deferred sales charges paid with respect to
Class C shares.

Class A, Class B and Class C Shares

Shareholder  Services.  For its services under the Services  Agreement,  DWS-SDI receives a  shareholder  services  fee from each Fund  under a Rule 12b-1  Plan, payable  monthly,  at an  annual  rate of up to 0.25% of the  average  daily net assets of Class A, B and C shares of that Fund.

With respect to Class A shares of a Fund,  DWS-SDI pays each firm a service fee, payable  quarterly,  at an annual  rate of up to 0.25% of the net assets in Fund accounts  that it  maintains  and services  attributable  to Class A Shares of a
Fund,  commencing with the month after  investment.  With respect to Class B and
Class C Shares of a Fund,  DWS-SDI  currently  advances to firms the  first-year service  fee at a rate of up to 0.25%  of the  purchase  price  of such  shares.
Effective January 1, 2006, DWS-SDI will no longer advance the first year service fee to firms for sales of Class C shares to employer-sponsored  employee benefit plans using the OmniPlus subaccount record keeping system made available through
ADP, Inc. under an alliance with DWS-SDI and its  affiliates.  For periods after the first year,  DWS-SDI  currently intends to pay firms a service fee at a rate of up to  0.25%  (calculated  monthly  and  paid  quarterly)  of the net  assets attributable  to Class B and Class C shares of the Fund  maintained and serviced by the firm.  Firms to which  service  fees may be paid  include  affiliates  of
DWS-SDI.  In addition  DWS-SDI may, from time to time, pay certain firms from it own  resources  additional  amounts  for  ongoing  administrative  services  and assistance  provided to their  customers and clients who are  shareholders  of a
Fund.

DWS-SDI also may provide  some of the above  services and may retain any portion of the fee under the Services  Agreement not paid to firms to compensate  itself for shareholder or administrative functions performed for a Fund. Currently, the shareholder  services  fee payable to DWS-SDI is payable at an annual rate of up to 0.25% of net  assets  based  upon Fund  assets in  accounts  for which a firm provides  administrative  services and at the annual rate of 0.15% of net assets based upon Fund assets in accounts  for which there is no firm of record  (other than DWS-SDI) listed on a Fund's records. The effective shareholder services fee rate to be charged  against all assets of each Fund while this  procedure  is in effect will depend upon the  proportion  of Fund assets that is held in accounts for  which a firm of record  provides  shareholder  services.  The Board of each
Fund,  in its  discretion,  may approve  basing the fee to DWS-SDI at the annual rate of 0.25% on all Fund assets in the future.

Expenses  of the Funds paid in  connection  with the Rule  12b-1  Plans for each class of shares are set forth below.  A portion of the  marketing  and sales and operating expenses shown below could be considered overhead expenses.

                                       39

                              Compensation to Underwriter and Firms
                                 for Calendar Year Ended 2006
                                 ----------------------------

                                             12b-1 Fees                        Compensation
                             12b-1 Fees     (Shareholder     Compensation     Paid by DWS-SDI
                            (Distribution    Servicing     Paid by DWS-SDI     to Firms from
                             Fee) Paid       Fee) Paid      to Firms from      Shareholder
                             to DWS-SDI      to DWS-SDI    Distribution Fee    Servicing Fee
                             ----------      ----------    ----------------    -------------

DWS Small Cap Value Fund
  Class A                            N/A            $562               N/A            $31,619
  Class B                        $22,309            $235           $24,240             $7,393
  Class C                        $37,501              $9           $40,717            $10,378

DWS Equity Income Fund
Class A                              N/A            $461               N/A           $169,771
Class B                         $169,160             $12           $31,500            $43,188
Class C                         $320,458              $5          $323,322            $92,502

                                                Other Distribution Expenses Paid by
                                           Underwriter for Calendar Year Ended 2006
                                           ----------------------------------------
                             Advertising,
                                Sales,
                              Literature
                                 and                        Marketing     Postage
                             Promotional    Prospectus     and Sales      and            Interest
                              Materials      Printing       Expenses       Mailing       Expenses
                              ---------      --------       --------       -------       --------

DWS Small Cap Value Fund
  Class A                            N/A            N/A            N/A          N/A              N/A
  Class B                         $3,300           $235           $819         $216           $1,846
  Class C                        $14,617         $1,059         $3,478         $942               $0

DWS Equity Income Fund
Class A                              N/A            N/A            N/A          N/A              N/A
Class B                           $5,513           $338         $1,209         $315          $53,429
Class C                          $12,467           $811         $3,067         $748               $0

                                       40

The  following  table  shows,  for  Class A  shares,  the  aggregate  amount  of underwriting  commissions paid to DWS-SDI, the amount in commissions it paid out to brokers and the amount of underwriting commissions retained by DWS-SDI.

                                                                                                        Aggregate
                                           Aggregate       Aggregate                                   Commissions
                                             Sales        Commissions      Aggregate Commissions       Retained by
Fund                       Fiscal Years   Commissions    Paid to Firms    Paid to Affiliated Firms       DWS-SDI
----                       ------------   -----------    -------------    ------------------------       -------

DWS Small Cap Value Fund
                               2007         $24,000         $15,000                   $2,000                  $7,000
                               2006         $16,000           $9,000                  $2,000                  $5,000
                               2005         $17,000           $6,000                 $11,000                      $0

DWS Equity Income Fund         2007         $24,000          $12,000                      $0                 $11,000
                               2006         $37,000          $25,000                      $0                 $12,000
                               2005         $88,000          $43,000                  $1,000                 $44,000

Certain  trustees or officers of the Fund are also  directors or officers of the
Advisor or DWS-SDI, as indicated under "Officers and Trustees."

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio  securities,  including  the  allocation  of  brokerage.  With respect to those  funds for which a  sub-investment  advisor  manages the fund's investments,  references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The  policy of the  Advisor  in  placing  orders  for the  purchase  and sale of securities  for the Funds is to seek best  execution,  taking into  account such
factors,   among  others,   as  price;   commission  (where   applicable);   the
broker-dealer's   ability  to  ensure  that  securities  will  be  delivered  on settlement date; the willingness of the  broker-dealer to commit its capital and
purchase  a  thinly  traded   security  for  its  own  inventory;   whether  the
broker-dealer   specializes  in  block  orders  or  large  program  trades;  the broker-dealer's  knowledge of the market and the security;  the  broker-dealer's ability to  maintain  confidentiality;  the  broker-dealer's  ability to provide access to new  issues;  the  broker-dealer's  ability  to provide  support  when placing a difficult trade;  the financial  condition of the  broker-dealer;  and whether the broker-dealer has the infrastructure and operational capabilities to execute  and  settle  the trade.  The  Advisor  seeks to  evaluate  the  overall reasonableness of brokerage  commissions with commissions  charged on comparable transactions  and compares the brokerage  commissions (if any) paid by the Funds to reported commissions paid by others. The Advisor routinely reviews commission rates,  execution  and  settlement  services  performed  and makes  internal and external comparisons.

Commission  rates  on  transactions  in  equity  securities  on U.S.  securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign  securities  exchanges are generally fixed.  Purchases and sales of  fixed-income  securities and certain  over-the-counter  securities are effected  on  a  net  basis,  without  the  payment  of  brokerage  commissions.
Transactions  in  fixed  income  and  certain  over-the-counter  securities  are generally  placed by the  Advisor  with the  principal  market  makers for these securities  unless the Advisor  reasonably  believes more favorable  results are available elsewhere.  Transactions with dealers serving as market makers reflect the spread between the bid and asked prices.  Purchases of  underwritten  issues will  include  an  underwriting  fee  paid  to  the  underwriter.  Money  market instruments are normally purchased in principal  transactions  directly from the issuer or from an underwriter or market maker.

                                       41

It is  likely  that the  broker-dealers  selected  based  on the  considerations described in this section will include  firms that also sell shares of the Funds to their  customers.  However,  the Advisor does not consider sales of shares of the Funds as a factor in the selection of  broker-dealers  to execute  portfolio transactions  for the Funds  and,  accordingly,  has  implemented  policies  and procedures  reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the  selection of  broker-dealers  to execute portfolio transactions for the Funds.

The Advisor is  permitted  by Section  28(e) of the  Securities  Exchange Act of
1934, as amended ("1934 Act"), when placing  portfolio  transactions for a Fund, to cause the Fund to pay brokerage  commissions  in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage  services if the Advisor determines that such commissions are  reasonable in relation to the overall  services  provided.  The Advisor may from  time to time,  in  reliance  on  Section  28(e) of the 1934  Act,  execute portfolio  transactions with  broker-dealers that provide research and brokerage services to the Advisor.  Consistent  with the Advisor's  policy  regarding best execution,  where more than one broker is  believed  to be capable of  providing best execution for a particular  trade, the Advisor may take into  consideration the receipt of research and brokerage services in selecting the broker-dealer to execute  the trade.  Although  certain  research  and  brokerage  services  from broker-dealers may be useful to a Fund and to the Advisor,  it is the opinion of the Advisor that such information only supplements its own research effort since the  information  must still be analyzed,  weighed and reviewed by the Advisor's staff. To the extent that research and brokerage  services of value are received by the Advisor,  the Advisor may avoid expenses that it might  otherwise  incur.
Research and brokerage  services  received from a broker-dealer may be useful to the Advisor and its affiliates in providing  investment  management  services to all or some of its  clients,  which  includes  a Fund.  Services  received  from broker-dealers  that executed  securities  transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include,  but are not limited to,  information on the economy,  industries,  groups of securities,
individual   companies,   statistical   information,   accounting  and  tax  law
interpretations,  political developments, legal developments affecting portfolio securities,  technical  market action,  pricing and appraisal  services,  credit analysis,  risk measurement  analysis,  performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically  received  in the form of written  or  electronic  reports,  access to specialized  financial  publications,  telephone  contacts and personal meetings with  security  analysts,  but may also be  provided  in the form of  access  to various  computer  software and meetings  arranged  with  corporate and industry representatives.

The Advisor may also select  broker-dealers  and obtain from them  research  and brokerage  services that are used in connection  with executing  trades provided that such services are consistent  with  interpretations  under Section 28(e) of the 1934 Act.  Typically,  these  services  take the form of  computer  software and/or  electronic  communication  services  used by the  Advisor to  facilitate trading activity with those broker-dealers.

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.  Currently, it  is  the  Advisor's  policy  that  Sub-Advisors  may  not  execute  portfolio transactions on behalf of the Funds to obtain third party research and brokerage services.  The  Advisor  may, in the future,  change  this  policy.  Regardless, certain  Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage  commissions to obtain certain brokerage  products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment  decision-making process). In those circumstances,  the
Advisor  will make a good faith  judgment to evaluate  the various  benefits and uses to which it  intends to put the mixed use  product or service  and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will  monitor  regulatory  developments  and market  practice in the use of client  commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment  decisions for each Fund and for other investment accounts managed by the  Advisor  are  made  independently  of each  other  in  light  of  differing conditions. However, the same investment decision may be made

                                       42

for two or more of such accounts. In such cases,  simultaneous  transactions are inevitable.  To the extent  permitted  by law,  the  Advisor may  aggregate  the securities to be sold or purchased for a Fund with those to be sold or purchased for  other  accounts  in  executing  transactions.  Purchases  or sales are then averaged  as to price  and  commission  and  allocated  as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental  effect  on the  price  paid or  received  by, or on the size of the position  obtained or disposed of for,  the Fund,  in other cases it is believed that the  ability to engage in volume  transactions  will be  beneficial  to the
Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts,  some of which use short sales of securities as a part of
its  investment  strategy.  The  simultaneous   management  of  long  and  short
portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice  versa),  the  risk  arising  from  sequential  orders  in long  and  short positions,  and the risks associated with receiving  opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these  potential  conflicts  of interest.  Incorporated  in the  procedures  are specific  guidelines  developed to ensure fair and  equitable  treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory  reviews,  as well as compliance  oversight to ensure that  potential  conflicts  of interest  relating  to this type of activity  are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor,  the
Sub-Advisor  or one of its  affiliates)  may act as a broker  for the  Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor,  and in accordance with  procedures  approved by the Funds'  Boards,  the  affiliated  broker  will be able to obtain a price and execution at least as favorable as those obtained from other  qualified  brokers and if, in the  transaction,  the  affiliated  broker  charges  the Funds a rate consistent  with that charged to  comparable  unaffiliated  customers in similar transactions.

DWS Small Cap Value Fund:  For the fiscal  years ended July 31,  2005,  July 31,
2006 and July 31,  2007,  the Fund  paid  $406,943,  $539,111  and  $430,546  in commissions. For the fiscal year ended July 31, 2006 and July 31, 2007, the Fund paid 0% of the aggregate  brokerage  commissions to affiliated brokers and 0% of the Fund's  aggregate  dollar  amount of  transactions  involving the payment of commissions effected through the affiliated brokers.

DWS Equity Income Fund: Class A, Class B and Class C shares commenced operations on August 29, 2003. For the fiscal years ended July 31, 2005,  July 31, 2006 and
July 31, 2007, the Fund paid $170,822, $165,175 and $85,079_in commissions.  For the fiscal year ended July 31, 2006 and July 31,  2007,  the Fund paid 0% of the aggregate  brokerage  commissions  to  affiliated  brokers  and 0% of the Fund's aggregate  dollar amount of  transactions  involving the payment of  commissions effected through the affiliated brokers.

Each Fund is required to identify  any  securities  of its  "regular  brokers or dealers"  (as such term is defined  in the 1940 Act) that the Fund has  acquired during the most recent  fiscal year.  As of July 31,  2007,  DWS Small Cap Value
Fund held the  following  securities of its regular  brokers or dealers.  During that same  period,  DWS Equity  Income Fund did not hold any  securities  of its regular broker or dealers.

DWS Small Cap Value Fund

    Name of Regular Broker or Dealer or Parent (Issuer)   Value of Securities Owned as of July 31, 2006
    ---------------------------------------------------   ---------------------------------------------

FIRSTMERIT CORP.                                                           $1,564,000
APOLLO INVESTMENT CORP.                                                      $3,829
ALABAMA NATIONAL BANCORP                                                    $737,000
AMERICAN HOME MORTGAGE INVESTMENT CORP.                                      $31,000
PACIFIC CAPITAL BANCORP                                                   $2,267,000

                                       43

    Name of Regular Broker or Dealer or Parent (Issuer)   Value of Securities Owned as of July 31, 2006
    ---------------------------------------------------   ---------------------------------------------
Sandy Spring Bancorp                                                        $360,000
Trustmark Corp.                                                              $90,000
UMB FINANCIAL                                                             $1,433,000
United Bankshares Inc.                                                      $978,000
WSFS FINANCIAL CORP                                                         $613,000
SOUTHWEST BANCORP, INC.                                                     $199,000
GAMCO INVESTORS, INC.                                                        $99,000

Portfolio Turnover

Portfolio  turnover  rate is  defined  by the SEC as the ratio of the  lesser of sales or purchases to the monthly average value of such securities  owned during the year,  excluding all securities  whose  remaining  maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher  transaction  costs and may also  result  in  taxes on  realized  capital  gains  to be borne by the  Fund's shareholders.  Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio  turnover  rates for the two most recent fiscal  periods for each Fund are as follows:

              Fund                       2007                     2006
              ----                       ----                     ----

DWS Small Cap Value Fund                 109%                     117%
DWS Equity Income Fund                    42%                     61%

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting  transactions in Fund shares can be changed at any  time  without  notice,  subject  to  applicable  law.  Transactions  may be contingent  upon proper  completion of application  forms and other documents by shareholders  and  their  receipt  by a Fund's  agents.  Transaction  delays  in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or their financial service  firms)  are  responsible  for all losses  and fees  resulting  from bad checks,  cancelled  orders or the failure to  consummate  transactions  effected pursuant to instructions reasonably believed to be genuine.

A  distribution  will be  reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be  confirmed at a price based on the net asset value of a Fund next determined  after receipt in good order by DWS-SDI of the order  accompanied  by payment.  Orders received by dealers or other financial  services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the  determination  of net asset value will be  confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's  possession may be sent to the Transfer Agent for cancellation and book-entry  credit to such  shareholder's  account.  Certain telephone and other
procedures   require   book-entry   holdings.   Shareholders   with  outstanding
certificates bear the risk of loss.

Use of Financial  Services  Firms.  Investment  dealers and other firms  provide varying  arrangements  for their clients to purchase and redeem a Fund's shares, including higher minimum investments,  and may assess transaction or other fees.
Firms may arrange  with their  clients for other  investment  or  administrative services.  Such firms may independently  establish and charge additional amounts to their  clients  for such  services.  Firms  also may hold a

                                       44

Fund's  shares in  nominee  or  street  name as agent for and on behalf of their customers.  In such instances,  a Fund's transfer agent,  (the "Transfer Agent")
will have no  information  with  respect  to or  control  over the  accounts  of specific shareholders. Such shareholders may obtain access to their accounts and information  about their  accounts only from their firm.  Certain of these firms may receive  compensation from a Fund through the Shareholder  Service Agent for record-keeping  and  other  expenses  relating  to these  nominee  accounts.  In addition,  certain  privileges  with respect to the purchase and  redemption  of shares or the reinvestment of dividends may not be available through such firms.
Some firms may  participate in a program  allowing them access to their clients'
accounts for servicing including, without limitation,  transfers of registration and dividend  payee  changes;  and may perform  functions  such as generation of
confirmation  statements  and  disbursement  of  cash  dividends.   Such  firms,
including  affiliates of DWS-SDI,  may receive  compensation from a Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions,  including certain members of the Financial Industry  Regulatory  Authority ("FINRA") other
than  the  Distributor  ("financial  institutions"),   to  accept  purchase  and
redemption  orders for the Funds' shares.  Such financial  institutions may also designate other parties, including plan administrator intermediaries,  to accept purchase and  redemption  orders on the Funds'  behalf.  Orders for purchases or redemptions  will be  deemed  to have  been  received  by the  Funds  when  such financial institutions or, if applicable,  their authorized designees accept the orders. Subject to the terms of the contract between the Funds and the financial institution, ordinarily orders will be priced at the Funds' net asset value next computed  after  acceptance  by such  financial  institution  or its  authorized designees and acceptance by the Funds.  Further,  if purchases or redemptions of the Funds' shares are arranged and settlement is made at an investor's  election through any other authorized financial  institution,  that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor,  also the Funds' principal  underwriter,  each has the right to limit the amount of  purchases  by, and to refuse to sell to,  any  person.  The
Trustees or  Distributor  may suspend or terminate the offering of shares of the
Funds at any time for any reason.

Telephone  and  Electronic  Transaction  Procedures.  Shareholders  have various telephone,  Internet,  wire and other electronic privileges available. A fund or its agents will not be liable for any losses,  expenses or costs  arising out of fraudulent or unauthorized  instructions  pursuant to these privileges if a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine.  Verification  procedures  include recording instructions,  requiring  certain  identifying  information  before  acting upon instructions  and  sending  written  confirmations.  During  periods  when it is difficult to contact the  Shareholder  Service Agent, it may be difficult to use telephone, wire and other privileges.

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated  Clearing House System (minimum $50 and maximum  $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or  redemption  of Fund shares.  Shares  purchased by check or through  QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege  until  such  shares  have been owned for at least 10  calendar  days.
QuickBuy and  QuickSell  cannot be used with  passbook  savings  accounts or for certain tax-deferred plans such as IRAs.

Share  Pricing.  Purchases  will be filled without sales charge at the net asset value per share next computed  after receipt of the  application  in good order.
Net asset  value  normally  will be  computed  for each class as of the close of regular  trading on the  Exchange on each day during  which the Exchange is open for trading.  Orders received after the close of regular trading on the Exchange will be executed at the next  business  day's net asset value.  If the order has been  placed by a member  of the NASD,  other  than the  Distributor,  it is the responsibility  of the member  broker,  rather than a Portfolio,  to forward the purchase  order to the  Transfer  Agent by the close of  regular  trading on the
Exchange.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement  plan  services  and  documents  and DWS-SDI can  establish  investor accounts in any of the following types of retirement plans:

o        Traditional,  Roth and Education IRAs. This includes Savings  Incentive
         Match Plan for  Employees  of Small  Employers  ("SIMPLE"),  Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

                                       45

o        403(b)(7)  Custodial  Accounts.  This  type  of plan  is  available  to employees of most non-profit organizations.

o        Prototype  money  purchase  pension  and  profit-sharing  plans  may be adopted by employers.

Brochures  describing these plans as well as model defined benefit plans, target benefit plans,  457 plans,  401(k) plans,  simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors  should  consult with their own tax  advisors  before  establishing  a retirement plan.

Purchases

Each Fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason.  Also, from time to time, each Fund may temporarily  suspend the offering of any class of its shares to new investors. During the period of such suspension,  persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  federal law requires all financial  institutions to obtain,  verify and record  information  that identifies  each person who opens an account.  For more  information,  please see  "Policies  You Should  Know About" in the Funds'
prospectus.

Financial Services Firms' Compensation. Banks and other financial services firms may provide  administrative  services  related to order placement and payment to facilitate transactions in shares of the Fund for their clients, and DWS-SDI may pay  them a  transaction  fee up to the  level  of the  discount  or  commission allowable or payable to dealers.

DWS-SDI may,  from time to time,  pay or allow to firms a 1%  commission  on the amount  of  shares of the Fund sold  under  the  following  conditions:  (i) the purchased  shares are held in a DWS  Scudder  IRA  account,  (ii) the shares are purchased as a direct "roll over" of a distribution from a qualified  retirement plan account  maintained on the subaccount  record keeping system maintained for
Scudder-branded  plans by ADP,  Inc.  under an  alliance  with  DWS-SDI  and its affiliates, (iii) the registered representative placing the trade is a member of
Executive Council, a group of persons designated by DWS-SDI in acknowledgment of their dedication to the employee benefit plan area; and (iv) the purchase is not otherwise subject to a commission.

In  addition  to  the  discounts  or  commissions  described  herein  and in the prospectus,  DWS-SDI, the Advisor, or its affiliates may pay or allow additional discounts,  commissions or promotional incentives, in the form of cash, to firms that sell shares of the Fund.  In some  instances,  such  amounts may be offered only to certain  firms that sell or are expected to sell during  specified  time periods  certain  minimum  amounts  of  shares  of  the  Fund,  or  other  Funds underwritten by DWS-SDI.

Upon  notice to all  dealers,  DWS-SDI  may  re-allow  to dealers up to the full applicable Class A sales charge during periods and for transactions specified in such notice and such re-allowances may be based upon attainment of minimum sales levels. During periods when 90% or more of the sales charge is re-allowed,  such dealers  may be deemed to be  underwriters  as that term is  defined in the 1933
Act.

DWS-SDI may at its discretion  compensate  investment dealers or other financial services  firms in  connection  with  the sale of Class A shares  of the Fund in accordance  with the Large  Order NAV  Purchase  Privilege  and one of the three compensation schedules up to the following amounts:

                                       46

                    Compensation Schedule #1:                       Compensation Schedule #2: DWS Scudder
                    -------------------------                       -------------------------------------
            Retail Sales and DWS Scudder Flex Plan(1)                        Retirement Plans(2)
            -----------------------------------------                        -------------------
                                                        As a
                                                    Percentage of                             As a
                    Amount of                            Net       Amount of Shares     Percentage of Net
                   Shares Sold                       Asset Value          Sold             Asset Value
                   -----------                       -----------          ----             -----------

$1 million to $3 million (equity funds)                 1.00%       Over $3 million        0.00%-0.50%

$1 million -- $3 million (fixed income funds)            0.85%

$1 million -- $3 million (Scudder Short Term Bond        0.75%
Fund, Scudder Short Duration Fund and Scudder
Short-Term Municipal Bond Fund)

Over $3 million to $50 million                          0.50%

Over $50 million                                        0.25%              --                    --

                              Compensation Schedule #3:
                              DWS Scudder Choice Plan(3)
                              --------------------------
                      Amount of                         As a Percentage of Net
                     Shares Sold                              Asset Value
                     -----------                              -----------

All amounts (equity funds)                                       1.00%

All amounts (fixed income funds)                                 0.85%

All amounts (Scudder Short Duration Fund and Scudder             0.75%
Short Term Bond Fund)

(1)      For purposes of determining the appropriate commission percentage to be applied to a particular sale under the foregoing schedule, DWS-SDI will consider the cumulative  amount invested by the purchaser in a Fund and
         other  DWS  Funds  including   purchases   pursuant  to  the  "Combined
         Purchases,"  "Letter  of Intent"  and  "Cumulative  Discount"  features referred to below.

(2)      Compensation  Schedule 2 applies to employer sponsored employee benefit
         plans  using  the  OmniPlus   subaccount  record  keeping  system  made
         available  through  ADP,  Inc.  under an alliance  with DWS-SDI and its affiliates.

(3)      DWS-SDI compensates UBS Financial 0.50%.

DWS-SDI  compensates  firms for sales of Class B shares at the time of sale at a commission  rate of up to 3.75%  of the  amount  of  Class B  shares  purchased.
DWS-SDI is  compensated  by the Fund for services as  distributor  and principal underwriter for Class B shares.  Except as provided below,  for sales of Class C shares,  DWS-SDI advances to firms the first year  distribution fee at a rate of
0.75% of the  purchase  price of such shares,  and, for periods  after the first year,  DWS-SDI  currently  pays firms for sales of Class C shares a distribution fee, payable quarterly, at an annual rate of 0.75% of net assets attributable to
Class C shares  maintained and serviced by the firm. For sales of Class C shares to employer  sponsored  employee  benefit  plans using the  OmniPlus  subaccount record keeping  system made  available  through ADP, Inc. under an alliance with
DWS-SDI and its affiliates, DWS-SDI does not advance the first year distribution fee and for  periods  after the date of sale,  DWS-SDI  currently  pays  firms a distribution  fee,  payable  quarterly,  at an annual rate of 0.75% based on net assets as of the last business day of the month  attributable  to Class C shares maintained  and  serviced by the firm.  DWS-SDI is  compensated  by the Fund for services as distributor and principal underwriter for Class C shares.

                                       47

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution  of  Fund  shares  or the  retention  and/or  servicing  of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own  assets and not as an  additional  charge to the
Fund, to financial  advisors in connection with the sale and/or  distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue  sharing  payments are in addition to any  distribution  or service fees  payable  under any Rule  12b-1 or  service  plan of any fund,  any  record keeping/sub-transfer  agency/networking  fees  payable  by the  Fund  (generally through the  Distributor  or an  affiliate)  and/or the  Distributor  to certain
financial   advisors  for  performing  such  services  and  any  sales  charges,
commissions,   non-cash  compensation  arrangements  expressly  permitted  under applicable  rules of FINRA or other  concessions  described  in the fee table or elsewhere in the  Prospectuses or the SAI as payable to all financial  advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial  advisors  for  providing  the Fund with "shelf  space" or access to a third  party  platform  or fund  offering  list,  or  other  marketing  programs including, without limitation, inclusion of the Fund on preferred or recommended sales  lists,  mutual  fund  "supermarket"  platforms  and  other  formal  sales programs;  granting the  Distributor  access to the  financial  advisor's  sales force;  granting the Distributor access to the financial  advisor's  conferences and meetings;  assistance  in training and  educating  the  financial  advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:  gross sales,  current assets and/or number of accounts of the Fund attributable to the financial advisor,  the particular fund or fund type or other  measures  as agreed to by the  Advisor,  the  Distributor and/or their affiliates and the financial  advisors or any combination  thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor  and/or their affiliates from time to time, may be substantial,  and may be different for different  financial  advisors  based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that  generally  range from .01% up to .50% of assets of the Fund serviced and  maintained by the  financial  advisor,  .10% to
..25% of sales of the Fund attributable to the financial  advisor,  a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are subject to
change  at  the  discretion  of  the  Advisor,   the  Distributor  and/or  their
affiliates.   Receipt  of,  or  the  prospect  of  receiving,   this  additional
compensation, may influence your financial advisor's recommendation of this Fund or of any  particular  share class of the Fund. You should review your financial advisor's  compensation  disclosure  and/or  talk to your  financial  advisor to obtain  more  information  on how this  compensation  may have  influenced  your financial advisor's recommendation of this Fund.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date  hereof,  the  Funds  have been  advised  that the  Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group

                                       48

Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth Equity Services, LLP (dba Commonwealth Financial Network)
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment Company
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank NA
D.A. Davidson & Company
Deutsche Bank Securities Inc.
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
H.C. Denison Co.
Huntleigh Securities
Investors Bank & Trust
JPMorgan Chase
Lincoln Investment Planning
Linsco Private Ledger Financial Services
Mellon Financial Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Romano Brothers and Company
SAMCO Capital Markets (Fund Services, Inc.)
Smith Moore & Company
State Street Bank & Trust Co.
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services Inc.

                                       49

William Blair & Company

Channel: Third Party Insurance Platforms

Acacia National Life Insurance
Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity Insurance Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life GroupSymetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of

                                       50

shares of the DWS Funds or a particular  DWS Fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You may wish to take  such  payment  arrangements  into  account  when  considering  and evaluating  any  recommendations  relating to Fund shares and you should discuss this matter with your  financial  advisor  and review your  financial  advisor's disclosures.

Class A Purchases.  The public  offering  price of Class A shares for purchasers choosing  the initial  sales  charge  alternative  is the net asset value plus a sales charge, as set forth below.

                                                        Sales Charge
                                                        ------------
                                                                                 Allowed to Dealers
                                   As a Percentage of    As a Percentage of     as a Percentage of
Amount of Purchase                   Offering Price*      Net Asset Value**        Offering Price
------------------                   ---------------      -----------------        --------------

Less than $50,000                           5.75%                 6.10%                 5.20%
$50,000 but less than $100,000              4.50                  4.71                  4.00
$100,000 but less than $250,000             3.50                  3.63                  3.00
$250,000 but less than $500,000             2.60                  2.67                  2.25
$500,000 but less than $1 million           2.00                  2.04                  1.75
$1 million and over                          .00***                .00***               ****

*        The offering price includes the sales charge.

**       Rounded to the nearest one-hundredth percent.

***      Redemption  of shares  may be subject to a  contingent  deferred  sales charge as discussed below.

****     Commission is payable by DWS-SDI as discussed below.

Class A  Quantity  Discounts.  An  investor  or the  investor's  dealer or other financial  services  firm must notify the  Shareholder  Service Agent or DWS-SDI whenever  a  quantity  discount  or  reduced  sales  charge is  applicable  to a purchase.  In order to qualify  for a lower  sales  charge,  all orders  from an organized  group will have to be placed  through a single  investment  dealer or other firm and identified as originating from a qualifying purchaser.

Combined  Purchases.  A  Fund's  Class A  shares  may be  purchased  at the rate applicable to the sales charge discount  bracket  attained by combining same day investments in Class A shares of any DWS Funds that bear a sales charge.

Letter of Intent.  The reduced sales charges for Class A shares, as shown in the applicable prospectus,  also apply to the aggregate amount of purchases of Class
A shares of DWS Funds that bear a sales  charge made by any  purchaser  within a
24-month period under a written Letter of Intent ("Letter") provided by DWS-SDI.
The Letter,  which imposes no obligation to purchase or sell additional  Class A shares,  provides  for a price  adjustment  depending  upon  the  actual  amount purchased  within  such  period.  The Letter  provides  that the first  purchase following  execution  of the  Letter  must be at least 5% of the  amount  of the intended  purchase,  and that 5% of the amount of the intended purchase normally will be held in escrow in the form of shares pending  completion of the intended purchase.  If the total  investments under the Letter are less than the intended amount and thereby  qualify only for a higher sales charge than  actually  paid, the  appropriate  number of escrowed  shares are redeemed and the proceeds  used toward  satisfaction  of the obligation to pay the increased  sales charge.  The
Letter  for  an  employer-sponsored  employee  benefit  plan  maintained  on the subaccount  record keeping system available  through ADP, Inc. under an alliance with DWS-SDI and its affiliates may have special provisions regarding payment of any  increased  sales charge  resulting  from a failure to complete the intended purchase under the Letter.  A shareholder  may include the value (at the maximum offering price,  which is determined by adding the maximum applicable sales load charged to the net asset

                                       51

value) of all Class A shares of such DWS Funds held of record as of the  initial purchase date under the Letter as an "accumulation credit" toward the completion of the Letter, but no price adjustment will be made on such shares.

Class A Cumulative  Discount.  Class A shares of a Fund may also be purchased at the rate  applicable to the discount  bracket  attained by adding to the cost of shares being purchased, the value of all Class A shares of DWS Funds that bear a sales charge (computed at the maximum offering price at the time of the purchase for which the discount is  applicable)  already  owned by the investor or his or her immediate family member (including the investor's spouse or life partner and children or stepchildren age 21 or younger).

For purposes of the Combined Purchases, Letter of Intent and Cumulative Discount
features  described above,  employer  sponsored employee benefit plans using the
Flex  subaccount  record  keeping  system  available  through ADP, Inc. under an alliance with DWS-SDI and its affiliates may include:  (a) Money Market Funds as
"DWS Funds",  (b) all classes of shares of any DWS Fund and (c) the value of any other plan  investments,  such as guaranteed  investment  contracts and employer stock,  maintained on such subaccount record keeping system.  Once eligible plan assets under this provision reach the $1,000,000  threshold,  a later decline in assets  below the  $1,000,000  threshold  will not affect the plan's  ability to continue to purchase Class A shares at net asset value.

Class A NAV Sales. Class A shares may be sold at net asset value to:

(a)      a current  or former  director  or trustee  of  Deutsche  or DWS mutual funds;

(b)      an  employee  (including  the  employee's  spouse or life  partner  and children or  stepchildren  age 21 or  younger) of Deutsche  Bank or its affiliates or of a subadvisor to any fund in the DWS family of funds or of a  broker-dealer  authorized  to sell  shares of the Fund or service agents of the Funds;

(c)      certain  professionals  who assist in the promotion of DWS mutual funds pursuant to personal services contracts with DWS-SDI, for themselves or members of their  families.  DWS-SDI in its  discretion  may compensate financial  services  firms  for  sales  of Class A  shares  under  this privilege at a commission rate of 0.50% of the amount of Class A shares purchased;

(d)      any trust, pension,  profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (a) and (b);

(e)      persons who purchase such shares  through bank trust  departments  that process  such  trades  through an  automated,  integrated  mutual  fund clearing program provided by a third party clearing firm;

(f)      selected  employees  (including  their  spouses  or life  partners  and children  or  stepchildren  age  21 or  younger)  of  banks  and  other financial services firms that provide  administrative  services related to order placement and payment to facilitate  transactions in shares of the Fund for their clients pursuant to an agreement with DWS-SDI or one of its  affiliates.  Only those employees of such banks and other firms who  as  part  of  their  usual  duties  provide  services  related  to transactions in Fund shares qualify;

(g)      unit  investment  trusts  sponsored  by Ranson &  Associates,  Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates,
         Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;

(h)      through certain  investment  advisors  registered  under the Investment
         Advisers Act of 1940 and other  financial  services firms acting solely
         as  agent  for  their  clients,   that  adhere  to  certain   standards
         established  by DWS-SDI,  including a  requirement  that such shares be sold for the benefit of their  clients  participating  in an investment advisory program or agency commission  program under which such clients pay a fee to  the  investment  advisor  or  other  firm  for  portfolio management  or agency  brokerage  services.  Such  shares  are sold for investment  purposes and on the condition  that they will not be resold except through redemption or repurchase by the Fund;

                                       52

(i)      employer  sponsored  employee  benefit plans using the Flex  subaccount recordkeeping system ("Flex Plans") made available through ADP under an alliance with DWS-SDI and its affiliates,  established prior to October
         1, 2003,  provided  that the Flex Plan is a  participant-directed  plan that has not less than 200 eligible employees;

(j)      investors investing $1 million or more, either as a lump sum or through the "Combined  Purchases," "Letter of Intent" and "Cumulative Discount"
         features referred to above (collectively, the "Large Order NAV Purchase
         Privilege"). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available;

(k)      defined contribution investment only plans with a minimum of $1,000,000 in plan assets regardless of the amount allocated to the DWS funds;

In addition, Class A shares may be sold at net asset value in connection with:

(l)      the  acquisition  of the  assets  of or merger  or  consolidation  with another investment  company,  or to shareholders in connection with the investment or reinvestment  of income and capital gain  dividends,  and under other circumstances  deemed appropriate by DWS-SDI and consistent with regulatory requirements; and

(m)      a  direct  "roll  over"  of a  distribution  from a Flex  Plan  or from participants in employer sponsored employee benefit plans maintained on the OmniPlus  subaccount  record keeping system made available  through
         ADP, Inc. under an alliance with DWS-SDI and its affiliates  into a DWS
         Scudder IRA;

(n)      reinvestment of fund dividends and distributions;

(o)      exchanging  an  investment in Class A shares of another fund in the DWS family of funds for an investment in the fund.

Class A shares also may be purchased at net asset value in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et
al. v. Kemper  Short-Term  Global  Income Fund, et al., Case No. 93 C 5231 (N.D.
IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and for a ten-year period for  non-individual  class members.  To make a  purchase  at net asset  value  under  this  privilege,  the investor  must,  at the time of  purchase,  submit a  written  request  that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the "Tabankin  Class." Shares purchased under this privilege will be maintained in a separate account that includes only shares  purchased  under  this  privilege.  For  more  details  concerning  this privilege,  class members should refer to the Notice of (i) Proposed  Settlement with Defendants;  and (ii) Hearing to Determine Fairness of Proposed Settlement,
dated  August 31,  1995,  issued in  connection  with the  aforementioned  court proceeding.  For  sales of Fund  shares  at net  asset  value  pursuant  to this privilege,  DWS-SDI  may in its  discretion  pay  investment  dealers  and other financial services firms a concession,  payable quarterly,  at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm.  A firm  becomes  eligible  for the  concession  based upon  assets in accounts  attributable  to shares  purchased  under this  privilege in the month after the month of purchase and the  concession  continues  until  terminated by
DWS-SDI.  The  privilege of  purchasing  Class A shares of the Fund at net asset value under this  privilege is not available if another net asset value purchase privilege also applies.

Class B Purchases.  Class B shares of a Fund are offered at net asset value.  No initial  sales charge is imposed.  Class B shares sold without an initial  sales charge allow the full amount of the investor's  purchase  payment to be invested in Class B shares  for his or her  account.  Class B  shares  have a  contingent deferred  sales charge of 4.00% that  declines over time (for shares sold within six  years  of  purchase)  and Rule  12b-1  fees,  as  described  in the  Funds'
prospectuses  and SAI.  Class B shares  automatically  convert to Class A shares after six years.

Class C  Purchases.  Class C shares of each Fund are offered at net asset value.
No  initial  sales  charge  is  imposed,  which  allows  the full  amount of the investor's  purchase  payment  to be  invested  in Class C shares for his or her

                                       53

account.  Class C shares are subject to a  contingent  deferred  sales charge of
1.00% (for  shares  sold within one year of  purchase)  and Rule 12b-1 fees,  as described in the Funds' prospectus and SAI.

Multi-Class Suitability

DWS-SDI has established the following procedures regarding the purchase of Class
A, Class B and Class C shares.  Orders to purchase Class B shares of $100,000 or more and orders to purchase  Class C shares of $500,000 or more will be declined with the exception of orders received from financial  representatives acting for clients  whose  shares are held in an  omnibus  account  and  employer-sponsored employee  benefit plans using the subaccount  record  keeping system  ("System")
maintained  for  Scudder-branded  plans under an alliance  with  DWS-SDI and its affiliates ("DWS Scudder Flex Plans" and "DWS Scudder Choice Plans").

The following  provisions apply to DWS Scudder Flex Plans and DWS Scudder Choice
Plans.

a.       Class B Share DWS Scudder Flex Plans. Class B shares have not been sold to DWS Scudder  Flex Plans that were  established  on the System  after
         October 1, 2003.  Orders to  purchase  Class B shares for a DWS Scudder
         Flex Plan  established  on the System prior to October 1, 2003 that has regularly been  purchasing  Class B shares will be invested  instead in
         Class A shares at net asset value when the combined subaccount value in
         DWS Funds or other  eligible  assets  held by the plan is  $100,000  or more.  This  provision  will be imposed  for the first  purchase  after eligible plan assets reach the $100,000  threshold.  A later decline in assets below the $100,000  threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

b.       Class C Share DWS Scudder Flex Plans. Orders to purchase Class C shares for a  DWS  Scudder  Flex  Plan,  regardless  of  when  such  plan  was established on the System,  will be invested  instead in Class A shares at net asset value when the combined  subaccount  value in DWS Funds or other  eligible  assets held by the plan is  $1,000,000  or more.  This provision  will be imposed for the first  purchase  after eligible plan assets reach the $1,000,000 threshold.  A later decline in assets below the $1,000,000 threshold will not affect the plan's ability to continue to purchase Class A shares at net asset value.

c.       Class C Share DWS Scudder  Choice  Plans.  Orders to  purchase  Class C shares for a DWS Scudder Choice Plan that has been regularly purchasing
         Class C shares will be invested  instead in Class A shares at net asset value when the combined subaccount value in DWS Funds or other eligible assets held by the plan is $1,000,000 or more.  This  provision will be imposed for purchases  made  beginning in the month after eligible plan assets reach the $1,000,000  threshold.  In addition, as a condition to being permitted to use the Choice Plan platform, plans must agree that, within  one month  after  eligible  plan  assets  reach the  $1,000,000 threshold,  all  existing  Class  C  shares  held in the  plan  will be automatically converted to Class A shares.

The procedures  above do not reflect in any way the  suitability of a particular class of shares for a particular investor and should not be relied upon as such.
A suitability  determination  must be made by investors  with the  assistance of their financial representative.

Purchase of Institutional Class Shares.  Information on how to buy Institutional
Class shares is set forth in the section entitled "Buying and Selling Shares" in the Funds' prospectus.  The following supplements that information.  The minimum initial  investment for  Institutional  Class shares is $1,000,000.  There is no minimum subsequent  investment  requirement for the Institutional  Class shares.
This minimum amount may be changed at any time in management's discretion.

To sell shares in a retirement  account  other than an IRA, your request must be made in writing,  except for exchanges to other eligible funds in the DWS family of funds, which can be requested by phone or in writing.

Automatic  Investment  Plan. A shareholder may purchase shares of a Fund through an automatic investment program.  With the Direct Deposit Purchase Plan ("Direct
Deposit"), investments are made automatically (minimum

                                       54

$500 and  maximum  $250,000  for  initial  investments  and a minimum of $50 and maximum $250,000  subsequent  investments) from the  shareholder's  account at a bank,  savings and loan or credit  union into the  shareholder's  Fund  account.
Termination by a shareholder  will become effective within thirty days after the
Shareholder  Service  Agent has  received the  request.  A Fund may  immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies.  For current shareholders there is a $50 minimum investment  requirement for subsequent investments in the fund for Class
A shares. There is no minimum subsequent investment  requirement for investments on behalf of participants in certain fee-based and wrap programs offered through financial intermediaries approved by the Advisor.

Payroll  Investment  Plans. A shareholder  may purchase  shares through  Payroll
Direct Deposit or Government  Direct  Deposit.  Under these  programs,  all or a portion of a shareholder's  net pay or government check is invested each payment period.  A shareholder may terminate  participation  in these programs by giving
written  notice  to  the  shareholder's   employer  or  government   agency,  as
appropriate.  (A reasonable  time to act is required.) A fund is not responsible for the  efficiency of the employer or  government  agency making the payment or any financial institutions transmitting payments.

It is our policy to offer purchase  privileges to current or former directors or trustees of the Deutsche or Scudder  mutual funds,  employees,  their spouses or life partners and children or  step-children  age 21 or younger of Deutsche Bank or its  affiliates or a sub-adviser  to any fund in the DWS family of funds or a broker-dealer authorized to sell shares of the Funds. Qualified individuals will generally  be allowed to  purchase  shares in the class with the lowest  expense ratio,  usually  the  Institutional  Class  shares.  If a Fund  does  not  offer
Institutional  Class shares,  these  individuals  will be allowed to buy Class A shares at NAV.  The Funds also  reserve the right to waive the  minimum  account balance  requirement for employee and director accounts.  Fees generally charged to IRA accounts will be charged to accounts of employees and directors.

Redemptions

Redemption fee. Each Fund imposes a redemption fee of 2% of the total redemption amount  (calculated  at net asset  value,  without  regard to the  effect of any contingent  deferred sales charge; any contingent  deferred sales charge is also assessed on the total redemption  amount without regard to the assessment of the
2% redemption  fee) on all fund shares  redeemed or exchanged  within 15 days of buying  them  (either by  purchase  or  exchange).  The  redemption  fee is paid directly to the Funds, and is designed to encourage long-term  investment and to offset  transaction  and other costs  associated  with  short-term  or excessive trading. For purposes of determining whether the redemption fee applies,  shares held the longest  time will be treated as being  redeemed  first and shares held the shortest time will be treated as being  redeemed last. The redemption fee is applicable  to fund  shares  purchased  either  directly  or through a financial
intermediary,   such  as  a  broker-dealer.   Transactions   through   financial
intermediaries  typically  are  placed  with the Funds on an  omnibus  basis and include  both  purchase  and sale  transactions  placed on  behalf  of  multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate  basis;  consequently  the  identities of the individuals on whose behalf the  transactions are placed generally are not known to the Funds.  For this reason,  the Funds have  undertaken to notify  financial intermediaries  of their  obligation  to assess the  redemption  fee on customer accounts  and to collect and remit the  proceeds to the Funds.  However,  due to
operational   requirements,   the  intermediaries'   methods  for  tracking  and
calculating  the fee may be  inadequate  or  differ  in some  respects  from the
Funds'.

Policies and procedures affecting  transactions in Fund shares can be changed at any  time  without  notice,  subject  to  applicable  law.  Transactions  may be contingent  upon proper  completion of application  forms and other documents by shareholders  and their  receipt by the  Funds'  agents.  Transaction  delays in processing (and changing account features) due to circumstances within or beyond the  control  of the Funds and its  agents  may  occur.  Shareholders  (or their financial  service firms) are responsible for all losses and fees resulting from bad checks,  cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A  distribution  will be  reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

                                       55

Orders will be confirmed at a price based on the net asset value  (including any applicable  sales charge) of a Fund next determined  after receipt in good order by DWS-SDI of the order  accompanied by payment.  Orders  received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the  determination of net asset value will be confirmed at a price based on the net asset value next determined  after receipt by DWS-SDI ("trade date").

A Fund may suspend or postpone  redemptions  as pursuant to Section 22(e) of the
Investment Company Act of 1940. Generally, those circumstances are when: (1) the
New York  Stock  Exchange  is closed  other  than  customary  weekend or holiday closings;  (2)  trading on the New York Stock  Exchange  is  restricted;  (3) an emergency  exists which makes the disposal of securities  owned by a Fund or the fair  determination  of  the  value  of  a  Fund's  net  assets  not  reasonably practicable;  or (4) the SEC, by order,  permits the  suspension of the right of redemption.  Redemption  payments  by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A  request  for  repurchase  (confirmed  redemption)  may be  communicated  by a shareholder  through a  financial  services  firm to  DWS-SDI,  which firms must promptly submit orders to be effective.

Redemption  requests  must be  unconditional.  Redemption  requests (and a stock power for certificated  shares) must be duly endorsed by the account holder.  As specified  in  the  prospectus,  signatures  may  need  to  be  guaranteed  by a commercial bank, trust company,  savings and loan  association,  federal savings bank,  member  firm  of  a  national  securities  exchange  or  other  financial institution  permitted by SEC rule.  Additional  documentation  may be required,
particularly  from   institutional  and  fiduciary  account  holders,   such  as
corporations,  custodians  (e.g.,  under the Uniform  Transfers  to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the  redemption  (prior to the  imposition of any  contingent deferred  sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record,  normally a telephone request or a written  request by any one account  holder  without a signature  guarantee is sufficient for  redemptions by individual or joint account  holders,  and trust, executor  and  guardian  account  holders,  provided  the  trustee,  executor or guardian  is named in the  account  registration.  Other  institutional  account holders may  exercise  this special  privilege of redeeming  shares by telephone request or  written  request  without  signature  guarantee  subject to the same conditions as individual account holders,  provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed.  This privilege may not be used to  redeem  shares  held in  certificated  form  and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires.  Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed  by a Fund for up to  seven  days if a Fund or the  Shareholder  Service
Agent deems it appropriate under then-current market conditions.  The ability to send wires is limited by the business hours and holidays of the firms  involved.
A Fund is not  responsible  for the efficiency of the federal wire system or the account  holder's  financial  services  firm or  bank.  The  account  holder  is responsible  for any charges  imposed by the account  holder's  firm or bank. To change the  designated  account  to receive  wire  redemption  proceeds,  send a written  request  to  the  Funds'  Shareholder  Service  Agent  with  signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic  Withdrawal  Plan.  The owner of $5,000 or more of a class of a Fund's shares at the  offering  price (net  asset  value  plus,  in the case of Class A shares,  the initial  sales charge) may provide for the payment from the owner's account of any  requested  dollar amount to be paid to the owner or a designated payee monthly,  quarterly,  semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum periodic payment is $50. The maximum annual rate at which  shares,  subject to CDSC may be redeemed is 12% of the net asset value of the account. Shares are redeemed so that the payee should receive payment  approximately  the first of the month.  Investors  using this Plan must reinvest Fund distributions.

The purchase of Class A shares while  participating  in a systematic  withdrawal plan will  ordinarily be  disadvantageous  to the investor  because the investor will be paying a sales  charge on the  purchase  of shares at the same time that the investor is redeeming shares upon which a sales charge may have already been paid. Therefore, a

                                       56

Fund will not knowingly permit additional investments of less than $2,000 if the investor is at the same time making systematic withdrawals.

Contingent  Deferred Sales Charge (CDSC).  The following example will illustrate the operation of the CDSC.  Assume that an investor  makes a single  purchase of
$10,000 of the Funds'  Class B shares and that 16 months  later the value of the shares has grown by $1,000  through  reinvested  dividends  and by an additional
$1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire  $12,000 in share  value,  the CDSC would be payable only with respect to $10,000  because  neither the $1,000 of reinvested  dividends nor the
$1,000 of share  appreciation  is subject to the charge.  The charge would be at the rate of 3.00%  ($300)  because it was in the second year after the  purchase was made.

The rate of the CDSC is  determined  by the length of the  period of  ownership.
Investments  are tracked on a monthly  basis.  The period of ownership  for this purpose  begins the first day of the month in which the order for the investment is received.  For example, an investment made in March of the year of investment will be eligible for the second  year's  charge if redeemed on or after March of the following  year. In the event no specific  order is requested when redeeming shares  subject  to a  CDSC,  the  redemption  will be made  first  from  shares representing reinvested dividends and then from the earliest purchase of shares.
DWS-SDI  receives  any  CDSC  directly.  The  charge  will not be  imposed  upon redemption of reinvested dividends or share appreciation.

The Class A CDSC will be waived in the event of:

(a)      redemptions  by  a   participant-directed   qualified  retirement  plan
         described in Code Section 401(a), a participant-directed  non-qualified
         deferred   compensation  plan  described  in  Code  Section  457  or  a
         participant-directed   qualified  retirement  plan  described  in  Code
         Section 403(b)(7) which is not sponsored by a K-12 school district;

(b)      redemptions  by  employer-sponsored  employee  benefit  plans using the subaccount record keeping system made available through ADP, Inc. under an alliance with DWS-SDI and its affiliates;

(c)      redemption  of shares of a  shareholder  (including a registered  joint owner) who has died or is disabled (under certain circumstances);

(d)      redemption  of shares of a  shareholder  (including a registered  joint owner) who after purchase of the shares being redeemed  becomes totally disabled  (as  evidenced  by a  determination  by  the  federal  Social
         Security Administration);

(e)      redemptions under the Fund's Automatic  Withdrawal Plan at a maximum of
         12% per year of the net asset value of the account;

(f)      redemptions  of  shares  whose  dealer  of  record  at the  time of the investment  notifies  DWS-SDI that the dealer waives the  discretionary commission applicable to such Large Order NAV Purchase; and

(g)      redemptions for certain loan advances,  hardship  provisions or returns of excess contributions from retirement plans.

The Class B CDSC will be waived  for the  circumstances  set forth in items (c),
(d), (e) and (g) for Class A shares. In addition, this CDSC will be waived:

(h)      for redemptions made pursuant to any IRA systematic withdrawal based on the  shareholder's  life  expectancy  including,  but not  limited  to, substantially  equal periodic  payments  described in Internal  Revenue
         Code Section 72(t)(2)(A)(iv) prior to age 59 1/2;

(i)      for redemptions to satisfy required minimum  distributions after age 70
         1/2 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's DWS Scudder IRA accounts); and

                                       57

(j)      in connection with the following redemptions of shares held by employer sponsored  employee benefit plans  maintained on the subaccount  record keeping  system  made  available  through  ADP under an  alliance  with
         DWS-SDI and its affiliates:  (1) to satisfy  participant  loan advances
         (note that loan repayments constitute new purchases for purposes of the
         CDSC and the conversion  privilege),  (2) in connection with retirement distributions  (limited  at any one time to 12% of the  total  value of plan assets invested in the Fund), (3) in connection with distributions qualifying under the hardship  provisions of the Internal Revenue Code,
         (4) representing  returns of excess contributions to such plans and (5)
         in connection  with direct "roll over"  distributions  from a Flex Plan into a DWS  Scudder  IRA under the  Class A net  asset  value  purchase privilege.

The Class C CDSC will be waived  for the  circumstances  set forth in items (b),
(c), (d), (e) and (g) for Class A shares and for the  circumstances set forth in items (h) and (i) for Class B shares. In addition, this CDSC will be waived for:

(k)      redemption  of shares by an employer  sponsored  employee  benefit plan that offers  funds in addition to DWS Funds and whose  dealer of record has waived the  advance of the first year  administrative  service  and distribution  fees applicable to such shares and agrees to receive such fees quarterly, and

(l)      redemption  of  shares  purchased  through  a  dealer-sponsored   asset
         allocation  program  maintained  on an  omnibus  record-keeping  system provided  the dealer of record had waived the advance of the first year administrative services and distribution fees applicable to such shares and has agreed to receive such fees quarterly.

In-kind  Redemptions.  A Fund  reserves  the  right to  honor  any  request  for redemption  or  repurchase  by  making  payment  in whole or in part in  readily marketable  securities.  These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value.  A shareholder  may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders  may request a taxable  exchange of their  shares for shares of the corresponding  class of other DWS Funds  without  imposition  of a sales charge, subject to the provisions  below. For purposes of calculating any CDSC,  amounts exchanged retain their original cost and purchase date.

Shares of money  market  funds that were  acquired  by purchase  (not  including shares acquired by dividend  reinvestment)  are subject to the applicable  sales charge on exchange.  Series of DWS Target Fund are  available  on exchange  only during  the  offering  period for such  series as  described  in the  applicable prospectus.  Cash Management Fund Investment, Tax Free Money Fund Investment, NY
Tax-Free Money Fund Investment,  Treasury Money Fund -- Class Investment,  Money
Market Fund Investment,  Cash Management Fund Institutional,  Cash Reserves Fund
Institutional,  Treasury Money Fund --  Institutional,  Cash Reserve Fund,  Inc.
Prime Series,  Cash Reserve Fund, Inc.  Treasury Series,  Tax-Exempt  California
Money Market Fund,  Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial  services firm having a services agreement with DWS-SDI.  All  exchanges  among money funds must meet  applicable  investor eligibility  and investment  requirements.  Exchanges may only be made for funds that are available for sale in the shareholder's state of residence.  Currently,
Tax-Exempt   California  Money  Market  Fund  is  available  for  sale  only  in
California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may  authorize  the  automatic  exchange  of a  specified  amount  ($50 minimum) of such  shares for shares of the same class of another  such DWS Fund.
Exchanges will be made automatically  until the shareholder or a Fund terminates the  privilege.  Exchanges  are  subject to the terms and  conditions  described above.

                                       58

Multi-Class  Conversions.  For purposes of conversion to Class A shares,  shares purchased  through the  reinvestment of dividends and other  distributions  paid with respect to Class B shares in a shareholder's Fund account will be converted to Class A shares on a pro rata basis.

Dividends

Each Fund intends to follow the practice of  distributing  substantially  all of its investment company taxable income, which includes any excess of net realized short-term  capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized  long-term capital gains over net realized  short-term capital losses.  However,  each Fund may retain all or part of such gain for  reinvestment,  after paying the related federal taxes for which  shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain  and/or  ordinary  income  required  to be  distributed  by an  excise  tax provision  of the Code,  a Fund may be subject to that  excise  tax.  In certain circumstances,  a Fund may determine that it is in the interest of  shareholders to distribute less than the required amount.

DWS Equity Income Fund intends to pay dividends to shareholders  quarterly.  DWS
Small Cap Value Fund intends to  distribute  dividends  from its net  investment income  excluding  short-term  capital  gains  annually in  December.  Each Fund intends to distribute  net realized  capital gains after  utilization of capital loss  carryforwards,  if any, in December  to prevent  application  of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains  distributions  declared in October,  November or
December  with a record  date in such a month  and  paid  during  the  following
January will be treated by  shareholders  for federal  income tax purposes as if received on December 31 of the calendar year declared.

Dividends  paid by a Fund  with  respect  to each  class of its  shares  will be calculated in the same manner, at the same time and on the same day.

The level of income  dividends  per share (as a  percentage  of net asset value)
will be lower for Class B and Class C Shares  than for Class A Shares  primarily as a result of the  distribution  services fee applicable to Class B and Class C
Shares.  Distributions of capital gains, if any, will be paid in the same amount for each class.

Income  and  capital  gain  dividends,  if any,  of a Fund will be  credited  to shareholder  accounts in full and fractional  shares of the same class of a Fund at net asset value on the reinvestment  date,  except that, upon written request to the Shareholder  Service Agent, a shareholder may select one of the following options:

1.       To receive  income and  short-term  capital gain  dividends in cash and long-term  capital  gain  dividends  in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends  will be  reinvested  in  shares  of the same  class of a Fund  unless shareholders  indicate in writing  that they wish to receive  them in cash or in shares  of other  DWS  Funds  with  multiple  classes  of shares or DWS Funds as provided in the  prospectus.  To use this privilege of investing  dividends of a
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000  in a Fund  distributing  the  dividends.  A Fund will  reinvest dividend checks (and future  dividends) in shares of that same Fund and class if checks are returned as  undeliverable.  Dividends and other  distributions  of a
Fund in the  aggregate  amount of $10 or less are  automatically  reinvested  in shares of the same Fund and class  unless the  shareholder  requests  in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement  plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If  a  shareholder   has  elected  to  reinvest  any   dividends   and/or  other
distributions,  such  distributions  will be made in  shares  of that  Fund  and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive

                                       59

cash, a check will be sent.  Distributions of investment  company taxable income and net realized capital gains are taxable, whether made in shares or cash.

Each  distribution  is  accompanied  by a  brief  explanation  of the  form  and character of the  distribution.  The  characterization  of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year each Fund issues to each  shareholder  a  statement  of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and,  therefore, reserves  the  right  from  time to time to  either  distribute  or  retain  for reinvestment  such of its net  investment  income  and  its net  short-term  and long-term  capital  gains as its  Board  determines  appropriate  under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional  distributions of net investment  income or capital gain net income in order to satisfy the minimum  distribution  requirements  contained in the Internal Revenue Code of 1986, as amended (the "Code").

                              FEDERAL INCOME TAXES

The following is intended to be a general  summary of certain federal income tax consequences  of  investing  in the  Funds.  It is not  intended  as a  complete discussion  of all such  consequences,  nor  does it  purport  to deal  with all categories of investors.  Investors are therefore  advised to consult with their tax advisors before making an investment in a Fund.

Taxation  of the Funds.  Each Fund has  elected  to be  treated  as a  regulated investment  company  under  Subchapter  M of the Code and has  qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required  under the Code in order to avoid payment of federal income tax at the Fund level.  In order to qualify for the  special tax  benefits  accorded regulated  investment  companies and their  shareholders,  each Fund must, among other things:

(a)      derive at least 90% of its gross  income for each taxable year from (i)
         dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock,  securities,  or currencies  and (ii) net income derived from interests in "qualified publicly traded  partnerships" (as defined below);

(b)      diversify  its  holdings  so that,  at the end of each  quarter  of its taxable  year,  (i) at least 50% of the market value of a Fund's assets is  represented  by cash  and cash  items,  US  government  securities,
         securities  of  other  regulated   investment   companies,   and  other
         securities  limited in respect of any one issuer to a value not greater than 5% of the value of a Fund's  total assets and to not more than 10%
         of the outstanding  voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested  (x) in the  securities
         (other than those of the US  Government or other  regulated  investment companies)  of any one  issuer or of two or more  issuers  which a Fund controls and which are engaged in the same,  similar, or related trades or  businesses,  or (y)  in the  securities  of one or  more  qualified publicly traded  partnerships  (as defined  below).  In the case of the
         Fund's investment in loan participations, the Fund shall treat both the financial  intermediary  and the  issuer of the  underlying  loan as an issuer for the  purposes of meeting this  diversification  requirement;
         and.

(c)      distribute  with respect to each taxable  year to its  shareholders  at least 90% of the sum of its investment  company taxable income (as that term is  defined  in the  code  without  regard  to the  deduction  for dividends paid-- generally,  taxable ordinary income and the excess, if any, of net short-term  capital gain over net long-term capital losses)
         and net tax-exempt interest, for such year.

In  general,  for  purposes of the 90% gross  income  requirement  described  in paragraph  (a)  above,  income  derived  from a  partnership  will be treated as qualifying  income only to the extent such  income is  attributable  to items of income of the  partnership  which would be qualifying  income if realized by the regulated  investment company.  However,  100% of the net income derived from an interest in a "qualified publicly traded partnership"  (defined as a

                                       60

partnership  (i)  interests  in which are  traded on an  established  securities market or readily tradable on a secondary  market or the substantial  equivalent thereof and (ii) that  derives  less than 90% of its income from the  qualifying income  described  in  paragraph  (a)(i)  above)  will be treated as  qualifying income.  In addition,  although in general the passive loss rules of the Code do not apply to regulated investment companies,  such rules do apply to a regulated investment  company  with  respect to items  attributable  to an  interest  in a qualified publicly traded  partnership.  Finally,  for purposes of paragraph (b)
above, the term "outstanding  voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated  investment  company that is accorded special tax  treatment,  such Fund will not be subject  to federal  income tax on income distributed  in a timely  manner to its  shareholders  in the form of  dividends
(including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special  federal  income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal  income tax at regular  corporate  rates (without any deduction for distributions to its  shareholders),  and all  distributions  from earnings and profits,  including any  distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such  distributions  would be eligible (i) to be treated as "qualified  dividend income," in the case of individual and other noncorporate shareholders,  subject to reduced rates of federal income taxation for taxable years  beginning  before
January 1, 2011 and (ii) for the 70% dividends received deduction in the case of corporate  shareholders.  In  addition,  a Fund could be required  to  recognize unrealized  gains,  pay  substantial  taxes and  interest  and make  substantial distributions  before  requalifying  as a regulated  investment  company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible  excise tax on amounts required to be but not distributed under a prescribed formula.  The formula requires payment to shareholders  during a calendar year of distributions  representing at least 98%
of a Fund's  taxable  ordinary  income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period  ending  October 31 (in most cases) of such year as well as amounts  that were neither  distributed  nor taxed to a Fund during the prior  calendar  year.
Although each Fund's distribution  policies should enable it to avoid excise tax liability,  a Fund may  retain  (and be  subject  to income or excise  tax on) a portion of its capital  gain or other income if it appears to be in the interest of such Fund.  Distributions of investment  company taxable income are generally taxable to shareholders as ordinary income.

Taxation of Fund Distributions.  For federal income tax purposes,  distributions of  investment  income  are  generally  taxable  as  ordinary  income.  Taxes on distributions  of  capital  gains are  determined  by how long a Fund  owned the investments  that generated  them,  rather than how long a shareholder has owned his or  her  shares.  Distributions  of net  capital  gains  from  the  sale  of investments  that a Fund  owned  for more  than  one year and that are  properly designated by such Fund as capital gain  dividends  ("Capital  Gain  Dividends")
will be taxable as long-term capital gains. Distributions of gains from the sale of  investments  that a Fund  owned  for one  year or less  will be  taxable  as
ordinary   income.   For  taxable  years  beginning   before  January  1,  2011,
distributions  of  investment  income  designated  by a  Fund  as  derived  from
"qualified  dividend  income" will be taxed in the hands of  individuals  at the rates  applicable to long-term  capital gain,  provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions  are taxable to shareholders  even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included
in  the  price  the  shareholder   paid).   Distributions  are  taxable  whether
shareholders  receive them in cash or reinvest them in additional shares through the reinvestment  privilege. A shareholder whose distributions are reinvested in shares  will be  treated as having  received a dividend  equal to either (i) the fair market value of the new shares  issued to the  shareholder;  or (ii) if the shares are trading  below net asset value,  the amount of cash  allocated to the shareholder  for the  purchase of shares on its behalf in the open  market.  Any gain  resulting  from the sale or  exchange  of Fund  shares  generally  will be taxable as capital gains.

Long-term  capital gain rates  applicable to individuals  have been  temporarily reduced -- in general,  to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2011.

                                       61

For taxable years beginning before January 1, 2011,  "qualified dividend income"
received by an  individual  will be taxed at the rates  applicable  to long-term
capital  gain.   Qualified  dividend  income  does  not  include  interest  from fixed-income securities.  In order for some portion of the dividends received by a Fund  shareholder to be qualified  dividend  income,  a Fund must meet holding
period  and  other   requirements   with   respect   to  some   portion  of  the
dividend-paying  stocks in its portfolio and the  shareholder  must meet holding period and other  requirements  with respect to a Fund's shares. A dividend will not be treated as qualified  dividend  income (at either the Fund or shareholder level) (1) if the  dividend is received  with respect to any share of stock held for fewer than 61 days during the 121-day period  beginning on the date which is
60 days before the date on which such share becomes  ex-dividend with respect to such dividend (or, in the case of certain  preferred  stock,  91 days during the
180-day period  beginning 90 days before such date),  (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in  substantially  similar or related  property,  (3) if the  recipient  elects  to have the  dividend  income treated as investment  income for purposes of the limitation on deductibility of investment  interest  or  (4)  if  the  dividend  is  received  from  a  foreign corporation that is (a) not eligible for the benefits of a comprehensive  income tax treaty  with the United  States or the stock on which the  dividend  is paid must be  readily  tradable  on an  established  securities  market in the United
States), or (b) treated as a passive foreign investment company.

In  general,  distributions  of  investment  income  designated  by a  regulated investment  company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual,  provided the shareholder meets the holding period and other requirements described above with respect to a Fund's shares.

If the aggregate  qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of a Fund's dividends (other than dividends properly  designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.  For this purpose,  the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments  through defined  contribution  plans and other  tax-qualified  plans.  Shareholders  should  consult their tax adviser to determine the  suitability  of shares of the Fund as an investment  through such plans  and  the  precise  effect  of and  investment  on  their  particular  tax situation.

All distributions by a Fund result in a reduction in the net asset value of such
Fund's  shares.  Should  a  distribution  reduce  the net  asset  value  below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above,  even though, from an investment standpoint, it may constitute a partial return of capital. In particular,  investors  should be careful to consider  the tax  implications  of buying  shares just prior to a  distribution.  The price of shares  purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a  distribution  will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Capital gains  distributions  may be reduced if Fund capital loss  carryforwards are  available.  Any  capital  loss  carryforwards  and  any  post-October  loss deferrals  to which a Fund is entitled are  disclosed in each Fund's  annual and semi-annual reports to shareholders.

Dividends Received Deduction.  Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends  constitute a portion of the Fund's gross income,  a portion of the income  distributions of such fund may be  eligible  for the 70%  deduction  for  dividends  received  by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with  respect  to which the  dividends  are  received  are  treated  as debt-financed  under  federal  income tax law and is  eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder,  as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give  rise to a gain or  loss.  In  general,  any gain or loss  realized  upon a taxable  disposition of shares will be treated as long-term capital gain or loss if the  shares  have been held for more than 12 months.  Otherwise,  the gain or loss on the taxable  disposition  of Fund

                                       62

shares will be treated as  short-term  capital gain or loss.  However,  any loss realized upon a taxable  disposition  of shares held for six months or less will be treated as long-term,  rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect  to the  shares.  All or a portion of any loss  realized  upon a taxable disposition of Fund shares will be disallowed if other  substantially  identical shares of a Fund are purchased  within 30 days before or after the  disposition.
In such a case,  the basis of the newly  purchased  shares  will be  adjusted to reflect the disallowed loss.

Tax Effects of Certain Transactions.  If a Fund engages in hedging transactions, including hedging transactions in options,  futures contracts, and straddles, or other similar  transactions,  it will be subject to special tax rules (including constructive sale,  mark-to-market,  straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term  capital gains into  short-term  capital  gains or convert  short-term capital losses into long-term capital losses. These rules could therefore affect the amount,  timing and character of distributions  to  shareholders.  Such Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of a Fund's hedging activities  (including its transactions,  if any, in foreign  currencies or foreign  currency-denominated  instruments) may produce a difference  between its book income and its taxable income. If the a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining  earnings and profits (including  earnings and profits arising from tax-exempt  income),  (ii)
thereafter as a return of capital to the extent of the recipient's  basis in the shares,  and (iii)  thereafter  as gain from the sale or  exchange  of a capital asset. If a Fund's book income is less than its taxable  income,  the Fund could be  required  to make  distributions  exceeding  book  income  to  qualify  as a regulated investment company that is accorded special tax treatment.

A Fund's  investment  in zero  coupon  bonds and other debt  obligations  having original issue  discount may cause a Fund to recognize  taxable income in excess of any cash received from the  investment.  A portion of the difference  between the issue price of zero coupon  securities and their face value (`original issue discount") is considered to be income to a Fund each year, even though such Fund will not receive cash  interest  payments from these  securities.  This original issue discount  imputed  income will comprise a part of the  investment  company taxable income of a Fund,  which must be distributed to shareholders in order to maintain the qualification of such Fund as a regulated investment company and to avoid federal income tax at a Fund's level.

Some debt  obligations with a fixed maturity date of more than one year from the date of issuance (and all  zero-coupon  debt  obligations  with a fixed maturity date of more than one year from the date of  issuance)  that are  acquired  by a
Fund  will be  treated  as debt  obligations  that are  issued  originally  at a discount.  Generally,  the  amount of the  original  issue  discount  ("OID") is treated as interest income and is included in taxable income (and required to be distributed)  over the term of the debt  security,  even though  payment of that amount  is not  received  until a later  time,  usually  when the debt  security matures. In addition,  payment-in-kind securities will give rise to income which is  required to be  distributed  and is taxable  even though a Fund  holding the security receives no interest payment in cash on the security during the year.

Some debt  obligations with a fixed maturity date of more than one year from the date of  issuance  that are  acquired by a Fund in the  secondary  market may be treated  as  having  market  discount.  Generally,  any gain  recognized  on the disposition  of, and any partial payment of principal on, a debt security having market  discount  is treated  as  ordinary  income to the  extent  the gain,  or principal  payment,  does not exceed the "accrued market  discount" on such debt security. Market discount generally accrues in equal daily installments.  A Fund may make one or more of the  elections  applicable  to debt  obligations  having market  discount,  which could affect the character and timing of recognition of income.

In addition, if a Fund invests in high yield original issue discount obligations issued by  corporations  (including  tax-exempt  obligations),  a portion of the original  issue  discount  accruing on the  obligation may be treated as taxable dividend income. In such event,  dividends of investment  company taxable income received from a Fund by its  shareholders,  to the extent  attributable  to such portion of accrued original issue discount, would be taxable. Any

                                       63

such dividends  received by a Fund's corporate  shareholders may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond  acquired on the  secondary  market at a price below its redemption  value (or its  adjusted  issue price if issued with  original  issue discount).  Absent an election  to include  the market  discount in income as it accrues,  gain on the  disposition  of such an  obligation  will be  treated  as ordinary  income  (instead  of capital  gain) to the  extent of  accrued  market discount.

Certain  Investments in REITS. A Fund may invest in REITs.  Such  investments in
REIT equity securities may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a
Fund may be required to sell  securities in its portfolio  (including when it is not  advantageous  to do so) that it otherwise  would have  continued to hold. A
Fund's  investments in REIT equity  securities may at other times result in such
Fund's  receipt  of  cash  in  excess  of the  REIT's  earnings;  if  such  Fund distributes such amounts, such distribution could constitute a return of capital to Fund  shareholders for federal income tax purposes.  Dividends  received by a
Fund from a REIT generally will not constitute qualified dividend income.

Some of the REITs in which a Fund may invest may be permitted  to hold  residual interests  in  real  estate  mortgage  investment  conduits  ("REMICs")  taxable mortgage  pools  ("TMPs") or  themselves  to  constitute  TMPs.  Under  guidance recently issued by the IRS and Treasury  regulations that have yet to be issued, but may apply  retroactively,  a portion of a Fund's  income from a REIT that is attributable to the REIT's residual interest in a REMIC or a TMP (referred to in the Code as an "excess  inclusion") will be subject to federal income tax in all events.  This  guidance  also  provides,  and the  regulations  are  expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion  to the  dividends  received  by such  shareholders,  with  the  same consequences  as if the  shareholders  held the related REMIC residual  interest directly.  As a result,  a Fund may not be a suitable  investment for charitable remainder trusts, as noted below.

In general,  excess  inclusion  income  allocated to shareholders  (i) cannot be offset by net  operating  losses  (subject  to a limited  exception  for certain thrift  institutions),  (ii) will constitute  unrelated  business taxable income
("UBTI")  to  entities  (including  a  qualified  pension  plan,  an  individual retirement  account,  a 401(k)  plan, a Keogh plan or other  tax-exempt  entity)
subject to tax on unrelated business income,  thereby potentially requiring such an entity that is allocated excess inclusion income,  and otherwise might not be required to file a tax return,  to file a tax return and pay tax on such income, and  (iii) in the case of a  non-U.S.  shareholder,  will  not  qualify  for any reduction in U.S. federal  withholding tax (discussed  below). Any investment in residual  interests of a Collateralized  Mortgage  Obligation (a "CMO") that has elected to be treated as a REMIC  likewise  can  create  complex  tax  problems, especially  if a Fund  has  state  or  local  governments  or  other  tax-exempt organizations as shareholders.  A tax-exempt  shareholder will recognize UBTI by virtue  of  its  investment  in  a  Fund  if  shares  in  such  Fund  constitute debt-financed  property in the hands of the  tax-exempt  shareholder  within the meaning of Code  Section  514(b).  Furthermore,  a  tax-exempt  shareholder  may recognize  UBTI if a Fund  recognizes  "excess  inclusion  income"  derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income  recognized  by a Fund  exceeds  such Fund's  investment  company taxable income (after taking into account  deductions for dividends paid by such
Fund).

Under  legislation  enacted in December  2006, if a charitable  remainder  trust
(defined in section 664 of the Code)  realizes any  unrelated  business  taxable income for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a charitable remainder trust will not  recognize  UBTI solely as a result of  investing  in a Fund that recognizes  "excess inclusion income." Rather, if at any time during any taxable
year  a  charitable   remainder  trust  (or  one  of  certain  other  tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality  thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes  "excess  inclusion  income," then a
Fund will be subject to a tax equal to that  portion  of its  "excess  inclusion income" for the taxable year that is allocable to such shareholders,  multiplied by the highest  federal income tax rate imposed on  corporations.  The extent to which  this IRS  guidance  remains  applicable  in light  of the  December  2006 legislation is unclear.  To the extent  permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable  charitable remainder trust, or

                                       64

other shareholder, and thus reduce such shareholder's distributions for the year by the amount of the tax that  relates to such  shareholder's  interest  in such
Fund. Each Fund has not yet determined whether such an election will be made.

Special rules apply to distributions to foreign shareholders from a Fund that is either a "U.S.  real  property  holding  corporation"  ("USRPHC")  or would be a
USRPHC but for the operation of certain  exceptions to the  definition  thereof.
Additionally,  special  rules  apply to the sale of  shares  in a Fund that is a
USRPHC. Very generally,  a USRPHC is a domestic corporation that holds U.S. real property interests  ("USRPIs") -- defined very generally in turn as any interest in U.S. real property or any equity  interest in a USRPHC - when the fair market value of a  corporations  USRPIs  equals or  exceeds  50% of the sum of the fair market values of the  corporation's  USRPIs,  interests in real property located outside the United States and other assets combined. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed  below  will also apply to  distributions  from a Fund that would be a
USRPHC absent  exclusions from USRPI treatment for (1) interests in domestically controlled  REITs  and (2)  not-greater-than-5%  interests  in  publicly  traded classes of stock in REITs.

In the  case of  Funds  that  would  be  USRPHCs  but  for  the  above-mentioned exceptions  from the definition of USRPIs,  amounts the Fund receives from REITs derived from gains realized from USRPIs will retain their character as USRPIs in the hands of the Fund's foreign  shareholders (as will any direct USRPI gain the
Fund recognizes).  In the hands of a foreign shareholder that holds (or has held in the prior  year) more than a 5% interest in the Fund,  such  amounts  will be treated as gains  "effectively  connected" with the conduct of a "U.S.  trade or business" subject to tax at graduated rates. Moreover, such shareholders will be required  to file a U.S.  income  tax  return  for the year in which the gain is recognized  and the Fund will be required to withhold  35% of the amount of such distribution.  In the case of all other foreign shareholders (i.e., those with a
5%-or-smaller  interest in the Fund), the USRPI  distribution will be treated as
ordinary   income   (regardless  of  any  designation  by  the  Fund  that  such distribution  is a Capital  Gain  Dividend),  and the Fund will be  required  to withhold  30%  (or a  lower  applicable  treaty  rate)  of  the  amount  of  the distribution  paid to such foreign  shareholder.  Foreign  shareholders  of such funds are also  subject to "wash  sale" rules to prevent  the  avoidance  of the tax-filing and -payment  obligations  discussed in the above paragraphs  through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S.  income tax return for the year of the  disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally is required  with respect to amounts paid in redemption of shares of a
Fund that is a USRPHC  and is also  domestically  controlled.  As of the date of this filing, it is not clear that this exception will be extended by Congress.

Under current law, the Funds serve to block  unrelated  business  taxable income
("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing,  a  tax-exempt  shareholder  could  realize  UBTI  by  virtue  of its investment  in a Fund if either:  (1) a Fund  invests in real estate  investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs");  or (2) shares in a Fund constitute  debt-financed property in the hands of the  tax-exempt  shareholder  within the meaning of Code Section
514(b).  If a  charitable  remainder  trust (as  defined  in Code  Section  664)
realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. A fund may invest in REITs that hold residual  interests in REMICs.

Passive Foreign  Investment  Companies.  Equity investments by a Fund in certain
"passive foreign  investment  companies"  ("PFICs") could potentially  subject a
Fund to a US federal income tax (including  interest  charges) on  distributions received from the company or on proceeds received from the disposition of shares in the company,  which tax cannot be eliminated by making  distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"),  in which case a Fund will be  required  to include its share of the company's  income  and net  capital  gains  annually,  regardless  of whether it receives any distribution from the company.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market"
as though it had sold and  repurchased  its  holdings in those PFICs on the last day of a Fund's  taxable  year.  Such gains and losses are  treated as  ordinary income  and  loss.  The QEF and  mark-to-market  elections  may  accelerate  the recognition  of income  (without  the receipt of cash) and  increase  the amount required to be distributed by a Fund to avoid  taxation.  Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not

                                       65

advantageous  to do so) to meet its  distribution  requirement,  which  also may accelerate the  recognition of gain and affect a Fund's total return.  Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Foreign  Taxation.  Foreign  withholding  or other foreign taxes with respect to income  (possibly  including,  in some cases,  capital gains) on certain foreign securities may occur.  These taxes may be reduced or eliminated  under the terms of an applicable US income tax treaty.  As it is not expected that more than 50%
of the value of total  assets  will  consist  of  securities  issued by  foreign corporations,  a Fund will not be eligible to pass through to  shareholders  its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to  include  in income,  and will not be  entitled  to take any credits or deductions for such foreign taxes.

Foreign  Currency  Transactions.  Transactions  in foreign  currencies,  foreign investment  currency-denominated  debt securities and certain  foreign  currency options,  futures contracts,  forward contracts and similar  instruments (to the extent  permitted)  may give rise to ordinary  income or loss to the extent such income or loss results from  fluctuations  in the value of the foreign  currency concerned.

Backup  Withholding.  Under  the  backup  withholding  provisions  of the  Code, redemption  proceeds as well as  distributions  may be subject to federal income tax withholding for certain shareholders,  including those who fail to furnish a
Fund with their taxpayer  identification  numbers and certifications as to their tax status.

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding of federal  income tax. In general,  dividends  (other than properly  designated
Capital  Gain  Dividends)  paid by a Fund to a  shareholder  that is not a "U.S.
person" within the meaning of the Code (such  shareholder,  a "foreign  person")
are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable  treaty  rate)  even if they are  funded by income or gains  (such as portfolio  interest,  short-term  capital gains, or foreign-source  dividend and interest  income)  that,  if paid to a  foreign  person  directly,  would not be subject to withholding. However, effective for taxable years of a Fund beginning before  January 1, 2008, a Fund will not be required to withhold any amounts (i)
with respect to distributions  (other than distributions to a foreign person (w)
that has not provided a satisfactory  statement that the beneficial owner is not a U.S.  person,  (x) to the extent that the dividend is  attributable to certain interest  on an  obligation  if the  foreign  person  is the  issuer or is a 10%
shareholder  of the issuer,  (y) that is within certain  foreign  countries that have  inadequate  information  exchange  with the United  States,  or (z) to the extent the  dividend  is  attributable  to  interest  paid by a person that is a related  person of the  foreign  person and the foreign  person is a  controlled foreign  corporation) from U.S.-source interest income that would not be subject to U.S.  federal income tax if earned directly by an individual  foreign person, to the extent such distributions are properly  designated by such Fund, and (ii)
with respect to distributions (other than distributions to an individual foreign person who is present in the United  States for a period or periods  aggregating
183 days or more during the year of the distribution) of net short-term  capital
gains  in  excess  of  net  long-term   capital  losses,   to  the  extent  such
distributions   are  properly   designated  by  such  Fund.   Depending  on  the
circumstances,  a Fund may make such  designations  with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as  ineligible  for this  exemption  from  withholding.  In order to qualify  for this  exemption  from  withholding,  a foreign  person will need to comply with applicable certification  requirements relating to its non-US status
(including,  in general,  furnishing an IRS Form W-8BEN or substitute  form). In the case of shares held through an  intermediary,  the intermediary may withhold even if a Fund makes a designation  with respect to a payment.  Foreign  persons should  consult their  intermediaries  with respect to the  application of these rules to their account.

If a  beneficial  holder who is a foreign  person has a trade or business in the
United States,  and the dividends are effectively  connected with the conduct by the beneficial holder of a trade or business in the United States,  the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Tax Shelter Reporting Regulations.  Under Treasury regulations, if a shareholder recognizes a loss with  respect to a Fund's  shares of $2 million or more for an individual shareholder or $10 million or more for a corporate  shareholder,  the shareholder must file with the Internal  Revenue Service a disclosure  statement on Form 8886.  Direct  shareholders  of portfolio  securities  are in many cases
excepted  from  this  reporting   requirement,   but  under  current   guidance,
shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of  most  or all  regulated  investment  companies.

                                       66

The fact that a loss is reportable  under these  regulations does not affect the legal  determination of whether the taxpayer's  treatment of the loss is proper.
Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Tax  Considerations.  Shareholders  of a Fund may be  subject to state and local taxes on distributions  received from such Fund and on redemptions of such
Fund's shares.

Investors  are advised to consult  their own tax advisors  with respect to their own circumstances  regarding the above-described general federal income taxation
rules  and  with  respect  to  other  federal,   state,  local  or  foreign  tax
consequences to them of an investment in shares of a Fund.

                                 NET ASSET VALUE

The net  asset  value of  shares  of each  Fund is  computed  as of the close of regular trading on the New York Stock Exchange (the  "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following  holidays:  New Year's Day, Dr. Martin Luther King,  Jr.
Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,
Thanksgiving  and Christmas,  and on the preceding  Friday or subsequent  Monday when one of these  holidays  falls on a Saturday  or Sunday,  respectively.  Net asset  value  per share is  determined  separately  for each  class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding.  The per share net asset value may be lower for  certain  classes  of the Fund  because  of higher  expenses  borne by these classes.

An equity  security is valued at its most  recent  sale price on the  security's primary  exchange  or OTC market as of the Value Time.  Lacking  any sales,  the security is valued at the calculated  mean between the most recent bid quotation and the most recent asked quotation (the "Calculated  Mean") on such exchange or
OTC  market  as of the  Value  Time.  If it is not  possible  to  determine  the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange  or OTC market as of the Value  Time.  In the case of  certain  foreign exchanges  or OTC  markets,  the closing  price  reported by the exchange or OTC market  (which may  sometimes  be  referred  to as the  "official  close" or the
"official  closing  price" or other similar  term) will be  considered  the most recent sale price.

Debt securities are valued as follows.  Money market instruments  purchased with an  original or  remaining  maturity  of 60 days or less,  maturing at par,  are valued at amortized  cost.  Other money market  instruments  are valued based on information  obtained from an approved  pricing agent or, if such information is not readily  available,  by using  matrix  pricing  techniques  (formula  driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved  pricing agent (which are intended to reflect the mean between the bid and asked prices), if available,  and otherwise at the mean of the most recent bid and asked quotations or evaluated  prices, as applicable,
based  on   quotations   or  evaluated   prices   obtained   from  one  or  more
broker-dealers.  Privately  placed  debt  securities,  other than Rule 144A debt securities,  initially are valued at cost and  thereafter  based on all relevant factors  including  type  of  security,  size of  holding  and  restrictions  on disposition.  Municipal  debt  securities  are valued at prices  supplied  by an approved  pricing  agent (which are intended to reflect the mean between the bid and asked  prices),  if available,  and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices  supplied by an approved  pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable,  obtained from one or more broker-dealers.  If it is not possible to value a particular debt security pursuant to the above methods,  the security is valued on the basis of factors including (but not limited to) maturity,  coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments  is valued at its most recent sale price on the  relevant  exchange.
Lacking any sales,  the option contract is valued at the Calculated  Mean. If it is not possible to determine the Calculated  Mean, the option contract is valued at the most recent bid quotation in the case of a purchased  option  contract or the most recent asked  quotation in the case of a written  option  contract,  in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the  broker-dealer  with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price,  if available on the

                                       67

exchange on which they are traded most extensively.  With the exception of stock index futures contracts which trade on the Chicago Mercantile Exchange,  closing settlement  times  are  prior to the  close  of  trading  on the New York  Stock
Exchange.  For  stock  index  futures  contracts  which  trade  on  the  Chicago
Mercantile  Exchange,  closing  settlement  prices  are  normally  available  at approximately  4:20 Eastern time. If no settlement price is available,  the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved  procedures does not represent the fair market value of the  portfolio  asset,  the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's
Pricing  Committee  (or,  in  some  cases,  the  Board's  Valuation  Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is  determined  in a manner  which is intended  to fairly  reflect the fair market value of the asset on the valuation date,  based on valuation  procedures adopted  by the  Fund's  Board and  overseen  primarily  by the  Fund's  Pricing
Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information  regarding the Board Members of the Trust.  Each Board Member's year of birth is set forth in parentheses  after his or her name.  Unless  otherwise  noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years,  although not  necessarily in the same capacity,  and (ii) the address of each Board  Member  that is not an  "interested  person" (as defined in the 1940
Act) of the Trust or the Advisor (each, an "Independent  Board Member"),  is c/o
Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board  Member is until the election and  qualification  of a successor,  or until  such Board  Member  sooner  dies,  resigns,  is  removed or as  otherwise provided in the governing documents of the Trust. Because the Fund does not hold an annual  meeting of  shareholders,  each Board  Member will hold office for an indeterminate  period.  The Board  Members may also serve in similar  capacities with other funds in the DWS fund complex.

Independent Board Members

---------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                          Number of Funds
 and Length of Time        Business Experience and                                                in DWS Fund
 Served                    Directorships During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------------------

Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive Fellow,            76
Chairperson since 2004     Center for Business Ethics, Bentley College; formerly, Partner,
Board Member since         Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and
1987                       General Counsel, Filene's (1978-1988). Directorships: Trustee of 8
                           open-end mutual funds managed by Sun Capital Advisers, Inc. (since
                           2007); Director of ICI Mutual Insurance Company (since 2007);
                           Advisory Board, Center for Business Ethics, Bentley College; Trustee,
                           Southwest Florida Community Foundation (charitable organization);
                           Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
---------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      Vice Chair, WGBH Educational Foundation. Directorships: Association            76
 (1943)                    of Public Television Stations; Becton Dickinson and Company(1)
 Board Member since        (medical technology company); Belo Corporation(1) (media company);
 1990                      Boston Museum of Science; Public Radio International. Former
                           Directorships: American Public Television; Concord Academy; New
                           England Aquarium; Mass. Corporation for Educational
                           Telecommunications; Committee for Economic Development; Public
                           Broadcasting Service
---------------------------------------------------------------------------------------------------------------------

                                       68

---------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                          Number of Funds
 and Length of Time        Business Experience and                                                in DWS Fund
 Served                    Directorships During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of                 76
Board Member since         private equity funds). Directorships: Progressive Holding Corporation
1996                       (kitchen goods importer and distributor); Natural History, Inc.
                           (magazine publisher); Box Top Media Inc. (advertising); The Kennel
                           Shop (retailer)
---------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                    76
(1945)                     (1997-present); Member, Finance Committee, Association for Asian
Board Member since         Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2005                       (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
---------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business, New          76
(1937)                     York University (since September 1965); Director, Japan Equity Fund,
Board Member since         Inc. (since January 1992), Thai Capital Fund, Inc. (since January
2006                       2000), Singapore Fund, Inc. (since January 2000), National Bureau of
                           Economic Research (since January 2006). Formerly, Trustee, TIAA
                           (pension funds) (January 1996-January 2000); Trustee, CREF and CREF
                           Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF
                           Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen
                           Mutual Funds (January 1985-January 2001)
---------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor, Finance          76
(1946)                     Department, The Wharton School, University of Pennsylvania (since
Board Member since         July 1972); Co-Director, Wharton Financial Institutions Center (since
2006                       July 2000); Director, Japan Equity Fund, Inc. (since September 2007),
                           Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc.
                           (since September 2007). Formerly, Vice Dean and Director, Wharton
                           Undergraduate Division (July 1995-June 2000); Director, Lauder
                           Institute of International Management Studies (July 2000-June 2006)
---------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)               76
(1933)                     (since 1995). Formerly, Trustee of various investment companies
Board Member since         managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley
2006                       Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)
---------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts               76
(1951)                     (charitable organization) (1994 to present); Trustee, Thomas
Board Member since         Jefferson Foundation (charitable organization) (1994 to present);
2006                       Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001
                           to present). Formerly, Executive Vice President, The Glenmede Trust
                           Company (investment trust and wealth management) (1983 to 2004);
                           Board Member, Investor Education (charitable organization)
                           (2004-2005); Director, Viasys Health Care(1) (January 2007-June 2007)
---------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial                  74
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988);
2006                       President, John Hancock Home Mortgage Corporation (1984-1986); Senior
                           Vice President of Treasury and Financial Services, John Hancock
                           Mutual Life Insurance Company, Inc. (1982-1986)
---------------------------------------------------------------------------------------------------------------------

                                       69

---------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                          Number of Funds
 and Length of Time        Business Experience and                                                in DWS Fund
 Served                    Directorships During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual              76
(1946)                     funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since         Formerly, Pension & Savings Trust Officer, Sprint Corporation((1))
2006                       (telecommunications) (November 1989-September 2003)
---------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government             76
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and Flora
1997                       Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual
                           Fund Directors Forum (2002-2004), American Bar Retirement Association
                           (funding vehicle for retirement plans) (1987-1990 and 1994-1996)
---------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);               74
(1936)                     formerly, President (interim) of Williams College (1999-2000);
Board Member since         formerly, President of certain funds in the Deutsche Asset Management
2002                       family of funds (formerly, Flag Investors family of funds)
                           (registered investment companies) (1999-2000). Directorships: Yellow
                           Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds
                           (registered investment companies, 4 funds overseen); National
                           Railroad Passenger Corporation (Amtrak) Waste Management, Inc. (solid waste disposal); formerly, Chairman and Member, National
                           Transportation Safety Board
---------------------------------------------------------------------------------------------------------------------

Interested Board Member

---------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                          Number of Funds
 and Length of Time        Business Experience and                                                in DWS Fund
 Served                    Directorships During the Past 5 Years                                  Complex Overseen
---------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of                  82
 (1958)                    Deutsche Asset Management Americas; CEO of DWS Scudder;
 Board Member since        formerly board member of DWS Investments, Germany
 2006                      (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank
                           in Germany (1997-1999); formerly, various strategic and
                           operational positions for Deutsche Bank Germany Retail and
                           Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates
                           (1989-1996)
---------------------------------------------------------------------------------------------------------------------

                                       70

Officers(3)

---------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust    Business Experience and
 and Length of Time Served  Directorships During the Past 5 Years
---------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present); President of DWS
 (1965)                     family of funds; Director, ICI Mutual Insurance Company (since October 2007);
 President, 2006-present    formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                            Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                            Operations, Merrill Lynch Asset Management (1999-2000)
---------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management
 Vice President and
 Secretary, 1999-present
---------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004); formerly, Executive
 (1963)                     Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds
 Chief Financial Officer,   (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset
 2004-present               Management (1994-1998)
 Treasurer, 2005-present
---------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life
 (1963)                     Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC
 Assistant Secretary,       (1998-2003)
 2005-present
---------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and
 (1962)                     Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
---------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
---------------------------------------------------------------------------------------------------------------------
 Paul Antosca(6)            Director(4), Deutsche Asset Management (since 2006); Vice President, The Manufacturers
 (1957)                     Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
---------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
---------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(5) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations
 Compliance Officer,        Manager for AXA Financial (1999-2004)
 2007-present
---------------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                            (1984-1988)
---------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006-present); formerly, Director, Senior Vice
 (1951)                     President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc.
 Chief Legal Officer,       (1996-2006); Director, National Society of Compliance Professionals
 2006-present               (2002-2005)(2006-2009)
---------------------------------------------------------------------------------------------------------------------

                                       71

(1)      A publicly held company with securities  registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(2)      The  mailing  address  of Axel  Schwarzer  is c/o  Deutsche  Investment
         Management  Americas Inc.,  345 Park Avenue,  New York, New York 10154.
         Mr.  Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.  As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(3)      As a result of their respective positions held with the Advisor,  these individuals are considered  "interested  persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds  similar  positions for other  investment  companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The  Board of the  Trust met ten (10)  times  during  the  calendar  year  ended
December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board  Committees.  Ms.  Driscoll  has served as Chair of the Board of the Funds since June 2004.

The Board has established the following  standing  committees:  Audit Committee,
Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight
Committee, Fixed Income Oversight Committee,  Marketing/Distribution/Shareholder
Service Committee,  Legal/Regulatory/Compliance Committee and Expense/Operations
Committee.

The Audit  Committee  assists the Board in  fulfilling  its  responsibility  for oversight of the quality and integrity of the accounting, auditing and financial reporting  practices  of the  applicable  Fund.  It also  makes  recommendations regarding the selection of an independent  registered public accounting firm for a Fund,  reviews the  independence of such firm,  reviews the scope of audit and internal  controls,  considers and reports to the Board on matters relating to a
Fund's  accounting and financial  reporting  practices,  and performs such other tasks as the full Board deems  necessary  or  appropriate.  The Audit  Committee
receives  annual   representations   from  the  independent   registered  public
accounting firm as to its  independence.  The members of the Audit Committee are
Keith R. Fox (Chair and Audit Committee Financial Expert),  Kenneth C. Froewiss,
Richard J. Herring,  Graham E. Jones,  Philip Saunders,  Jr., William N. Searcy,
Jr. and Jean  Gleason  Stromberg.  The Audit  Committee  held eight (8) meetings during the calendar year 2006.

The  Nominating/Corporate  Governance  Committee  (i)  recommends  to the  Board candidates  to serve as Board  Members and (ii)  oversees  and, as  appropriate, makes  recommendations  to the Board  regarding  other  fund  governance-related matters,  including but not limited to Board compensation practices,  retirement policies,  self-evaluations  of effectiveness,  review of possible  conflicts of interest  and  independence  issues  involving  Board

                                       72

Members,  allocations of  assignments  and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance
Committee are Henry P. Becton,  Jr. (Chair),  Graham E. Jones,  Rebecca W. Rimel
and  Jean  Gleason  Stromberg.  The  Nominating/Corporate  Governance  Committee
(previously  known as the  Committee on  Independent  Directors)  held three (3)
meetings during the calendar year 2006.

The Valuation  Committee  oversees Fund  valuation  matters,  reviews  valuation procedures  adopted  by the  Board,  determines  the fair  value  of the  Fund's securities as needed in accordance  with the valuation  procedures  and performs such other tasks as the full Board deems necessary or  appropriate.  The members of the Valuation  Committee  are Keith R. Fox,  Kenneth C.  Froewiss,  Martin J.
Gruber,  Richard J. Herring and Philip  Saunders,  Jr.  (Chair).  The  Valuation
Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight  Committees,  one focusing on
Funds  primarily   investing  in  equity   securities  (the  "Equity   Oversight
Committee")  and one  focusing  on Funds  primarily  investing  in fixed  income securities  (the "Fixed Income  Oversight  Committee").  These  Committees  meet regularly with Fund portfolio managers and other investment  personnel to review the relevant  Funds'  investment  strategies  and  investment  performance.  The members of the Equity  Oversight  Committee are Henry P. Becton,  Jr., Martin J.
Gruber (Chair),  Richard J. Herring,  Rebecca W. Rimel, Philip Saunders, Jr. and
Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie
Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy,
Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The  Marketing/Distribution/Shareholder   Service  Committee  oversees  (i)  the
quality, costs and types of shareholder services provided to the Funds and their shareholders,  and (ii) the distribution-related  services provided to the Funds and their  shareholders.  The members of the  Marketing/Distribution/Shareholder
Service Committee are Martin J. Gruber,  Richard J. Herring (Chair),  Rebecca W.
Rimel,     Jean     Gleason     Stromberg     and    Carl    W.    Vogt.     The
Marketing/Distribution/Shareholder  Service  Committee  held  six  (6)  meetings during the calendar year 2006.

The  Legal/Regulatory/Compliance  Committee  oversees (i) the significant  legal affairs of the Funds, including the handling of pending or threatened litigation or  regulatory  action  involving  the Funds,  (ii) general  compliance  matters
relating   to  the  Funds  and  (iii)   proxy   voting.   The   members  of  the
Legal/Regulatory/Compliance  Committee  are  Henry P.  Becton,  Jr.,  Dawn-Marie
Driscoll,  Rebecca W. Rimel,  William N. Searcy, Jr., Jean Gleason Stromberg and
Carl W. Vogt (Chair).  The  Legal/Regulatory/Compliance  Committee  held six (6)
meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels,  (ii)  oversees the  provision of  administrative  services to the Fund, including the Fund's custody,  fund accounting and insurance  arrangements,  and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation  of  related  policies.  The  members  of the  Expense/Operations
Committee are Henry P. Becton, Jr., Dawn-Marie  Driscoll,  Keith R. Fox, Kenneth
C.  Froewiss,  Graham E. Jones  (Chair),  Philip  Saunders,  Jr. and  William N.
Searcy,  Jr. This  committee  held seven (7) meetings  during the calendar  year
2006.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues.
In 2006,  various ad hoc  committees of the Board held an  additional  seven (7)
meetings.

Remuneration.  Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Board Member for travel time to meetings,  attendance at directors'  educational
seminars  or  conferences,   service  on  industry  or  association  committees,
participation  as speakers at directors'  conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee  benefits such as pension or retirement  benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers,  directors,  employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct  compensation from a Fund, although they are compensated as employees of Deutsche

                                       73

Asset  Management,  or  its  affiliates,  and  as a  result  may  be  deemed  to participate in fees paid by the Funds.  The following  tables show  compensation from the Fund and aggregate  compensation  from all of the funds in the DWS fund complex  received  by each Board  Member  during  the  calendar  year 2006.  Mr.
Schwarzer  became a member of the Board on May 5, 2006, is an interested  person of the Funds and received no compensation  from the Funds or any fund in the DWS fund complex during the relevant periods.

                              Aggregate Compensation   Aggregate Compensation  Fund Total Compensation
                              from DWS Equity Income         from DWS Small     from Fund and DWS
Name of Board Member                   Fund                  Cap Value            Fund Complex(1)
--------------------                   ----                  ---------            ---------------

Henry P. Becton, Jr.(3)                 $487                   $1,179                $189,000
Dawn-Marie Driscoll(2)(3)(4)            $645                   $1,475                $251,000
Keith R. Fox(3)(4)                      $498                   $1,139                $195,000
Kenneth C. Froewiss(3)(4)               $513                   $1,175                $234,988
Martin J. Gruber(3)                     $187                     $441                $188,000
Richard J. Herring(3)(4)                $180                     $423                $184,000
Graham E. Jones(3)(4)                   $207                     $489                $206,000
Rebecca W. Rimel(3)                     $182                     $430                $185,000
Philip Saunders, Jr.(3)(4)              $207                     $489                $207,000
William N. Searcy, Jr.(3)(4)            $207                     $489                $206,000
Jean Gleason Stromberg(3)(4)            $512                   $1,173                $202,000
Carl W. Vogt(3)                         $487                   $1,179                $189,000

(1)      The DWS Fund Complex is composed of 155 funds as of December 31, 2006.

(2)      Includes  $50,000 in annual  retainer  fees in Ms.  Driscoll's  role as
         Chairperson of the Board.

(3)      For each Board Member,  except Mr. Becton,  Mr.  Froewiss and Mr. Vogt, total  compensation  for calendar year 2006 includes  compensation  for service  on  the  boards  of  34  trusts/corporations  comprised  of 87 funds/portfolios.  For Messrs.  Becton and Vogt total  compensation for calendar year 2006 includes  compensation  for service on the boards of
         32  trusts/corporations  comprised  of  85  funds/portfolios.  For  Mr.
         Froewiss   total   compensation   for  calendar   year  2006   includes
         compensation  for  services  on the  boards  of 37  trusts/corporations comprised of 90 funds/portfolios.

(4)      Aggregate  compensation  includes amounts paid to the Board Members for special  meetings of ad hoc committees of the board in connection  with the  possible  consolidation  of the various DWS Fund boards and funds, meetings for considering fund expense simplification  initiatives,  and consideration  of issues  specific  to the Funds'  direct  shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries).  Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss,  $1,000 for Dr. Herring, $16,000
         for Mr.  Jones,  $17,000 for Dr.  Saunders,  $16,000 for Mr. Searcy and
         $16,000  for Ms.  Stromberg.  These  meeting  fees  were  borne  by the applicable DWS Funds.

Board Member Ownership in the Fund(1)

The  following  table shows the dollar range of equity  securities  beneficially owned by each Board  Member in the Funds and DWS Fund Complex as of December 31,
2006.

                                       74

                                                                                     Aggregate Dollar Range of
                                 Dollar Range of            Dollar Range of           Ownership in all Funds
                             Beneficial Ownership in    Beneficial Ownership in     Overseen by Board Member in
Board Member                 DWS Small Cap Value Fund    DWS Equity Income Fund       the DWS Fund Complex(2)
------------                 ------------------------    ----------------------       -----------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.              $10,001-$50,000                $1-$10,000                Over $100,000
Dawn-Marie Driscoll              $10,001-$50,000                       None                Over $100,000
Keith R. Fox                           None                            None                Over $100,000
Kenneth C. Froewiss                    None                            None                Over $100,000
Martin J. Gruber                       None                            None                Over $100,000
Richard J. Herring                     None                            None                Over $100,000
Graham E. Jones                        None                            None                Over $100,000
Rebecca W. Rimel                       None                            None                Over $100,000
Philip Saunders, Jr.                   None                            None                Over $100,000
William N. Searcy, Jr.                 None                            None                Over $100,000
Jean Gleason Stromberg                 None                            None                Over $100,000
Carl W. Vogt                           None                            None                Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                         None                            None                Over $100,000

(1)      The amount shown  includes  share  equivalents of funds which the Board
         Member  is  deemed  to be  invested  pursuant  to the  Fund's  deferred
         compensation   plan.  The  inclusion   therein  of  any  shares  deemed
         beneficially  owned does not  constitute  an  admission  of  beneficial ownership of the shares.

(2)      Securities  beneficially  owned as defined  under the 1934 Act  include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities,  employment  ownership and securities  when the Board  Member can exert  voting power and when the
         Board Member has  authority to sell the  securities.  The dollar ranges
         are:  None,   $1-$10,000,   $10,001-$50,000,   $50,001-$100,000,   over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As  reported to the Funds,  the  information  in the  following  table  reflects ownership by the Independent Board Members and their immediate family members of certain  securities as of December 31, 2006. An immediate family member can be a spouse,  children  residing in the same  household  including  step and adoptive children and any dependents.  The securities  represent ownership in the Advisor or principal  underwriter  of the Fund and any persons  (other than a registered investment company) directly or indirectly controlling,  controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                          Value of        Percent of
                          Owner and                                     Securities on     Class on an
Independent            Relationship to                     Title of     an Aggregate       Aggregate
Board Member             Board Member         Company        Class          Basis            Basis
------------             ------------         -------        -----          -----            -----

Henry P. Becton, Jr.                           None
Dawn-Marie Driscoll                            None
Keith R. Fox                                   None
Kenneth C. Froewiss                            None
Martin J. Gruber                               None

                              75

                                                                          Value of        Percent of
                          Owner and                                     Securities on     Class on an
Independent            Relationship to                     Title of     an Aggregate       Aggregate
Board Member             Board Member         Company        Class          Basis            Basis
------------             ------------         -------        -----          -----            -----

Richard J. Herring                             None
Graham E. Jones                                None
Rebecca W. Rimel                               None
Philip Saunders, Jr.                           None
William N. Searcy, Jr.                         None
Jean Gleason Stromberg                         None
Carl W. Vogt                                   None

Securities Beneficially Owned

As of November 7, 2007, the Board Members and officers of the Trust owned,  as a group, less than 1% of the outstanding shares of the Fund.

To the best of each Fund's knowledge, as of November 7, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Small Cap Value Fund

Name and Address of Investor Ownership                    Shares                      % of Total Shares
--------------------------------------                    ------                      -----------------

MARSHALL & ILSLEY TRUST CO                              57,571.5980                   9.12 % of Class A
MILWAUKEE WI  5224

MORGAN STANLEY & CO.                                    22,156.0650                   7.16 % of Class C
JERSEY CITY NJ  07311

DWS TRUST COMPANY TTEE                               1,983,275.1900                  19.86 % of Class S
FARMERS GROUP INC
EMPLOYEES PROFIT SHARING SAVINGS
SALEM NH  03079-1143

DWS Equity Income Fund

Name and Address of Investor Ownership                    Shares                      % of Total Shares
--------------------------------------                    ------                      -----------------

CITIGROUP GLOBAL MARKETS INC                           478,050.4820                   8.62 % of Class A
NEW YORK NY  10001-2402

CITIGROUP GLOBAL MARKETS INC                           263,176.8380                  15.45 % of Class B
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS           127,575.0370                   7.49 % of Class B
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS           426,496.6750                  13.35 % of Class C
JACKSONVILLE FL  32246-6484

                                       76

Name and Address of Investor Ownership                    Shares                      % of Total Shares
--------------------------------------                    ------                      -----------------

CITIGROUP GLOBAL MARKETS INC                           172,383.6860                   5.40 % of Class C
NEW YORK NY  10001-2402

LPL FINANCIAL SERVICES                                  32,003.6420            14.85 % of Institutional Class
SAN DIEGO CA  92121-1968

LPL FINANCIAL SERVICES                                  13,650.5130             6.34 % of Institutional Class
SAN DIEGO CA  92121-1968

LPL FINANCIAL SERVICES                                  12,910.8000             5.99 % of Institutional Class
SAN DIEGO CA  92121-1968

DWS TRUST COMPANY                                       28,651.4080                   8.32 % of Class S
EDWARDS CA  93523-3430

STANLEY H PEAVY JR                                      18,669.6430                   5.42 % of Class S
GRAHAM TX 76450-3016

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory  action related to possible improper market timing or other improper trading activity or possible improper  marketing and sales  activity  in the Funds,  each Fund's  investment  advisor has agreed, subject to  applicable  law and  regulation,  to indemnify and hold harmless the applicable  Funds  against  any and all loss,  damage,  liability  and  expense, arising  from  market  timing or  marketing  and sales  matters  alleged  in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment  advisor  ("Enforcement  Actions") or that are the basis for private  actions  brought by shareholders of the Funds against the Funds,  their directors and officers,  the Funds' investment  advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may  be  threatened  or  commenced  in  the  future  by  any  person  (including governmental authorities), arising from or similar to the matters alleged in the
Enforcement Actions or Private Litigation.  In recognition of its undertaking to indemnify  the  applicable  Funds  and in  light of the  rebuttable  presumption generally  afforded to independent  directors/trustees  of investment  companies that they have not engaged in disabling conduct,  each Fund's investment advisor has also agreed,  subject to  applicable  law and  regulation,  to indemnify the
applicable  Funds'   Independent   Trustees  against  certain   liabilities  the
Independent  Trustees  may incur from the  matters  alleged  in any  Enforcement
Actions or Private  Litigation or arising from or similar to the matters alleged in the Enforcement Actions or Private Litigation,  and advance expenses that may be  incurred by the  Independent  Trustees in  connection  with any  Enforcement
Actions  or  Private  Litigation.  The  applicable  investment  advisor  is not, however,  required to provide  indemnification and advancement of expenses:  (1)
with respect to any  proceeding  or action with respect to which the  applicable
Fund's Board  determines that the Independent  Trustee  ultimately  would not be entitled to indemnification or (2) for any liability of the Independent  Trustee to the  Funds or their  shareholders  to which  the  Independent  Trustee  would otherwise  be  subject  by reason  of  willful  misfeasance,  bad  faith,  gross negligence  or  reckless  disregard  of the  Independent  Trustee's  duties as a director or trustee of the Funds as determined in a final  adjudication  in such action or proceeding.  The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently  unknown.  These  agreements  by each Fund's  investment advisor will survive the  termination  of the investment  management  agreements between the applicable investment advisor and the Funds.

                                FUND ORGANIZATION

Organizational Description

DWS Small Cap Value Fund is a series of DWS Securities  Trust,  formerly Scudder
Securities Trust and formerly Scudder Development Fund, a Massachusetts business trust  established  under a  Declaration  of Trust dated  October 16, 1985.  The
Trust's  predecessor was organized as a Delaware  corporation in 1970. The Trust is  currently  divided

                                       77

into two series:  DWS Health Care Fund and DWS Small Cap Value Fund. The Fund is
currently  divided  into four  classes of shares:  Class A, Class B, Class C and
Class S.

DWS Equity  Income Fund is a series of DWS Value Equity  Trust,  formerly  Value
Equity Trust and formerly  Scudder Equity Trust, a Massachusetts  business trust established under a Declaration of Trust dated October 16, 1985, as amended. The
Trust's  predecessor was organized in 1966 as a Delaware  corporation  under the
name  "Scudder  Duo-Vest  Inc."  as  a  closed-end,   diversified   dual-purpose
investment  company.  Effective April 1, 1982, its original  dual-purpose nature was terminated and it became an open-end  investment company with only one class of shares  outstanding.  At a Special Meeting of Shareholders held May 18, 1982, the  shareholders  voted to amend the  investment  objective to seek to maximize long-term  growth  of  capital  and to  change  the name of the  corporation  to
"Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF,
Inc. was changed from March 31 to September 30 by action of its Directors on May
18, 1982.  Effective as of September 30, 1982,  Scudder  Special Fund,  Inc. was
merged into SCGF,  Inc. In October  1985,  the Fund's form of  organization  was changed to a Massachusetts business trust upon approval of the shareholders. The
Trust is currently divided into two series:  DWS Enhanced S&P 500 Index Fund and
DWS Equity  Income  Fund.  The Fund is  currently  divided  into five classes of shares: Class A, Class B, Class C, Class S and Institutional Class.

Each  Trust  is a  Massachusetts  business  trust  organized  under  the laws of
Massachusetts  and is governed by an Amended and Restated  Declaration  of Trust that was approved by  shareholders  in 2006, as may be further amended from time to time (the  "Declaration  of Trust").  All shares issued and  outstanding  are fully paid and  non-assessable,  transferable,  have no preemptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as  described  in the SAI and a Fund's  prospectus.  Each share has equal rights with each other  share of the same  class of the Fund as to  voting,  dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the
Declaration of Trust,  however,  shareholder meetings will be held in connection with the following  matters to the extent and as provided in the  Declaration of
Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose;  (b) the  termination of the Trust or a
Fund; (c) an amendment of the Declaration of Trust; [DWS Equity Income Fund Only
(d) to the same extent as stockholders of Massachusetts  business corporation as to whether or not a court  action,  proceeding or claims should or should not be brought or maintained  derivatively  or as a class action on behalf of the Trust or the  Shareholders;  (e) a merger,  consolidation  or sale of assets;  (f) the adoption of an investment advisory or management contract; (g) the incorporation of the Trust or any series;  (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act;] and (i) such  additional  matters as may be required by law,  [DWS Equity  Income Fund Only the  Declaration  of Trust,  the
By-laws  of a Fund,  or any  registration  of a Fund  with  the  SEC,] or as the
Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder  meeting quorum  requirements shall be established  in the Trust's  By-laws.  The By-laws  currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any  matter  submitted  to a vote of  shareholders,  all  shares of the Trust entitled to vote shall,  except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without  regard to series or classes of shares,  except (a) when required by applicable  law or when the Trustees  shall have  determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes,  only  shareholders  of such series or classes shall be entitled to vote thereon.

The  Declaration  of Trust  provides  that the  Board of  Trustees  may,  in its discretion,  establish  minimum  investment  amounts for  shareholder  accounts, impose  fees on  accounts  that do not  exceed a minimum  investment  amount and involuntarily  redeem  shares in any such  account in payment of such fees.  The
Board of Trustees,  in its sole  discretion,  also may cause the Trust to redeem all of the  shares of the Trust or one or more  series  or  classes  held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the  shareholder  owns

                                       78

shares  having an  aggregate  net asset value of less than a  specified  minimum amount, (b) if a particular shareholder's ownership of shares would disqualify a series  from being a  regulated  investment  company,  (c) upon a  shareholder's failure to provide  sufficient  identification to permit the Trust to verify the shareholder's  identity,  (d) upon a shareholder's  failure to pay for shares or meet or maintain the  qualifications  for  ownership  of a  particular  class or series of  shares,  (e) if the Board of  Trustees  determines  (or  pursuant  to policies  established by the Board it is determined)  that share  ownership by a particular  shareholder is not in the best interests of remaining  shareholders,
(f) when a Fund is requested or compelled to do so by governmental  authority or applicable law and (g) upon a shareholder's failure to comply with a request for information  with  respect to the direct or indirect  ownership of shares of the
Trust.  The  Declaration  of Trust  also  authorizes  the Board of  Trustees  to terminate a Fund or any class without  shareholder  approval,  and the Trust may suspend the right of  shareholders  to require the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the  termination  of the Trust or any series,  after  paying or  adequately providing for the payment of all liabilities which may include the establishment of a liquidating  trust or similar  vehicle,  and upon receipt of such releases,
indemnities   and  refunding   agreements  as  they  deem  necessary  for  their
protection, the Trustees may distribute the remaining Trust property or property of the series,  in cash or in kind or partly each,  to the  shareholders  of the
Trust or the series involved,  ratably  according to the number of shares of the
Trust or such  series  held by the  several  shareholders  of the  Trust or such series on the date of termination,  except to the extent  otherwise  required or permitted by the  preferences  and special or relative  rights and privileges of any classes of shares of a series  involved,  provided that any  distribution to the  shareholders  of a  particular  class  of  shares  shall  be  made  to such shareholders  pro rata in  proportion to the number of shares of such class held by  each  of  them.  The  composition  of any  such  distribution  (e.g.,  cash, securities  or  other  assets)  shall  be  determined  by the  Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law,  shareholders of a Massachusetts  business trust could, under certain  circumstances,  be held  personally  liable for  obligations of a
Fund. The Declaration of Trust,  however,  disclaims  shareholder  liability for acts or obligations  of the Fund and requires that notice of such  disclaimer be given in each agreement,  obligation,  or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification  out of  Fund  property  for  all  losses  and  expenses  of any shareholder held personally  liable for the obligations of the Fund and the Fund may be  covered by  insurance  which the  Trustees  consider  adequate  to cover foreseeable  tort claims.  Thus, the risk of a shareholder  incurring  financial loss on account of shareholder liability is considered by the Advisor remote and not  material,  since it is limited to  circumstances  in which a disclaimer  is inoperative and the Fund itself is unable to meet its obligations.

Proxy Voting Guidelines

 Each  Fund  has  delegated  proxy  voting  responsibilities  to its  investment advisor,  subject to each Board's  general  oversight.  Each Fund has  delegated proxy voting to the Advisor  with the  direction  that  proxies  should be voted consistent with each Fund's best economic interests. The Advisor has adopted its own  Proxy  Voting  Policies  and  Procedures  ("Policies"),  and  Proxy  Voting
Guidelines  ("Guidelines") for this purpose.  The Policies address,  among other things, conflicts of interest that may arise between the interests of each Fund, and the  interests  of the Advisor  and its  affiliates,  including  each Fund's principal  underwriter.  The Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder  Rights -- The Advisor  generally  votes against  proposals that restrict shareholder rights.

o        Corporate  Governance -- The Advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief  executive  officer from serving on more than three outside  boards of  directors.  The  Advisor  generally  votes  against proposals  that  require a company  to  appoint  a  Chairman  who is an independent director.

                                       79

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills,  and votes against the adoption of poison pills if  they  are  submitted  for  shareholder  ratification.  The  Advisor generally votes for fair price proposals.

o        Compensation  Matters -- The Advisor generally votes for executive cash compensation  proposals,  unless they are unreasonably  excessive.  The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor  generally votes for the ratification of auditors,  procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third  party,  except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The Advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the Advisor's  general  voting  positions on various proposals,  the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual  members of each Board or of a majority of each Board.  In  addition, the  Guidelines  may  reflect a voting  position  that  differs  from the actual practices of the public  companies  within the Deutsche Bank  organization or of the  investment  companies  for  which the  Advisor  or an  affiliate  serves as investment advisor or sponsor.

The  Advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the Advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the  Advisor's  conflicts  review  committee  will  conduct an investigation to determine whether any potential  conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines  that the Advisor has a material  conflict  of  interest,  or certain individuals on the proxy voting committee  should be recused from  participating in a  particular  proxy vote,  it will  inform the proxy  voting  committee.  If notified  that the Advisor has a material  conflict,  or fewer than three voting members are eligible to  participate  in the proxy vote,  typically  the Advisor will  engage an  independent  third  party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances,  the Advisor may not be able to vote proxies or the
Advisor  may find that the  expected  economic  costs from voting  outweigh  the benefits  associated with voting. For example,  the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs.  The Advisor generally  does  not vote  proxies  on  securities  subject  to  share  blocking restrictions.

You may  obtain  information  about  how a Fund  voted  proxies  related  to its portfolio  securities  during the 12-month  period ended June 30 by visiting the
Securities and Exchange  Commission's Web site at www.sec.gov or by visiting our
Web site at:  wws.dws-scudder.com  (click on "proxy voting" at the bottom of the page).

                                       80

                              FINANCIAL STATEMENTS

The financial  statements,  including the portfolio of  investments of DWS Small
Cap  Value  Fund and DWS  Equity  Income  Fund,  together  with the  Reports  of
Independent Registered Public Accounting Firm, Financial Highlights and notes to financial  statements  in the Annual  Reports to the  Shareholders  of the Funds
dated July 31, 2007, are incorporated  herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP number of DWS Small Cap Value Fund -- Class A is 23337G704.

The CUSIP number of DWS Small Cap Value Fund -- Class B is 23337G803.

The CUSIP number of DWS Small Cap Value Fund -- Class C is 23337G886.

DWS Small Cap Value Fund has a fiscal year end of July 31.

The CUSIP number of DWS Equity Income Fund -- Class A is 23338K803.

The CUSIP number of DWS Equity Income Fund -- Class B is 23338K886.

The CUSIP number of DWS Equity Income Fund -- Class C is 23338K878.

The CUSIP number of DWS Equity Income Fund -- Institutional Class is 23338K704.

The DWS Equity Income Fund has a fiscal year end of July 31.

This Statement of Additional  Information  contains the information of DWS Small
Cap Value Fund and DWS Equity  Income  Fund.  Each Fund,  through  its  combined prospectus,  offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have  considered  this, and have approved the use of this Statement of
Additional Information.

The Funds' prospectus and this Statement of Additional  Information omit certain information  contained in the Registration  Statement which the Funds have filed with the SEC under the  Securities  Act of 1933 and  reference is hereby made to the Registration Statement for further information with respect to each Fund and the securities  offered hereby.  This Registration  Statement and its amendments are available for inspection by the public at the SEC in Washington, D.C.

                                       81

                                    APPENDIX

The  following is a  description  of (a) the ratings given by S&P and Moody's to corporate  bonds,  (b) Fitch long-term and short-term debt ratings,  (c) S&P and
Moody's commercial paper rating and (d) Moody's and S&P Municipal note ratings.

Ratings of Corporate Bonds

S&P:  Debt rated AAA has the highest  rating  assigned  by S&P.  Capacity to pay interest  and repay  principal  is  extremely  strong.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated  issues only in small  degree.  Debt rated A has a strong  capacity to pay interest and repay  principal  although it is somewhat more  susceptible  to the adverse effects of changes in circumstances and economic conditions than debt in higher  rated  categories.  Debt  rated BBB is  regarded  as having an  adequate capacity to pay  interest  and repay  principal.  Whereas it  normally  exhibits
adequate  protection   parameters,   adverse  economic  conditions  or  changing
circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly  speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates  the least degree of  speculation  and C the highest.  While such debt will  likely  have  some  quality  and  protective  characteristics,  these  are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues.  However,  it faces major ongoing  uncertainties  or exposure to adverse business,  financial,  or economic  conditions  which  could lead to  inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB-  rating.  Debt rated B has a greater  vulnerability  to default but currently has the capacity to meet interest  payments and principal  repayments.
Adverse business,  financial, or economic conditions will likely impair capacity or willingness  to pay interest and repay  principal.  The B rating  category is also used for debt  subordinated  to senior  debt that is  assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent upon favorable  business,  financial,  and economic conditions to meet timely  payment of interest and repayment of principal.  In the event of adverse business,  financial,  or  economic  conditions,  it is not  likely  to have the capacity to pay interest and repay  principal.  The CCC rating  category is also used for debt  subordinated to senior debt that is assigned an actual or implied
B or B- rating.  The rating CC  typically  is  applied to debt  subordinated  to senior  debt that is  assigned  an actual or implied  CCC  rating.  The rating C typically  is applied to debt  subordinated  to senior debt which is assigned an actual  or  implied  CCC-  debt  rating.  The C  rating  may be used to  cover a situation where a bankruptcy  petition has been filed, but debt service payments are  continued.  The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest  payments or principal  payments are not made on the date due even if the  applicable  grace period had not expired,  unless S&P believes that such payments will be made during such grace  period.  The D rating also will be used upon  the  filing  of  a  bankruptcy  petition  if  debt  service  payments  are jeopardized.

Moody's:  Bonds which are rated Aaa are judged to be of the best  quality.  They carry the smallest  degree of investment  risk and are generally  referred to as
"gilt edge." Interest  payments are protected by a large or by an  exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally  strong position of such issues.  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best  bonds  because  margins  of  protection  may not be as large as in Aaa securities or fluctuation of protective  elements may be of greater amplitude or there  may be other  elements  present  which  make the long term  risks  appear somewhat  larger than in Aaa  securities.  Bonds which are rated A possess  many favorable  investment  attributes and are to be considered as upper

                                       82

medium grade obligations.  Factors giving security to principal and interest are considered  adequate but elements may be present which suggest a  susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective  elements may be lacking or may be  characteristically  unreliable over any great length of time.
Such  bonds  lack  outstanding  investment  characteristics  and  in  fact  have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and  principal  payments  may be very  moderate and thereby  not well  safeguarded  during  both good and bad times over the future.
Uncertainty of position characterizes bonds in this class. Bonds which are rated
B generally  lack  characteristics  of the  desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present  elements of danger with  respect to principal or interest.
Bonds which are rated Ca represent  obligations  which are speculative in a high degree.  Such  issues are often in default  or have other  marked  shortcomings.
Bonds which are rated C are the lowest  rated class of bonds and issues so rated can be regarded as having  extremely  poor  prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA.  Highest credit  quality.  "AAA" ratings  denote the lowest  expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit  quality.  "AA" ratings  denote a very low  expectation  of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This  capacity  is not  significantly  vulnerable  to  foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial  commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality.  "BBB" ratings  indicate that there is currently a low expectation  of credit  risk.  The  capacity  for timely  payment  of  financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB.  Speculative.  "BB" ratings  indicate that there is a possibility  of credit risk  developing,  particularly  as the result of adverse  economic  change over time;  however,  business or  financial  alternatives  may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

B. Highly  speculative.  "B" ratings  indicate that  significant  credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met; however,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  CC, C. High  default  risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default.  The ratings of  obligations  in this category are based on their prospects for achieving  partial or full recovery in a  reorganization  or
liquidation  of  the  obligor.   While  expected   recovery  values  are  highly
speculative  and cannot be estimated with any precision,  the following serve as general  guidelines.  "DDD" obligations have the highest potential for recovery, around  90%-100% of  outstanding  amounts and accrued  interest.

                                       83

"DD" indicates potential  recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities  rated  in  this  category  have  defaulted  on  some  or all of  their obligations.  Entities  rated "DDD" have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  "DD"  and  "D"  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1.  Highest credit  quality.  Indicates the Best capacity for timely payment of financial commitments;  may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments,  but the  margin  of  safety  is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate;  however,  near-term  adverse changes could result in a reduction to non-investment grade.

B.  Speculative.  Minimal capacity for timely payment of financial  commitments, plus  vulnerability  to  near-term  adverse  changes in  financial  and economic conditions.

C. High  default  risk.  Default is a real  possibility.  Capacity  for  meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial  paper rated by Standard & Poor's  Ratings  Services  ("S&P") has the
following   characteristics:   Liquidity   ratios  are  adequate  to  meet  cash
requirements.  Long-term  senior  debt is rated "A" or  better.  The  issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow  have an  upward  trend  with  allowance  made for  unusual  circumstances.
Typically, the issuer's industry is well established and the issuer has a strong position  within the industry.  The  reliability  and quality of management  are unquestioned.  Relative  strength  or weakness  of the above  factors  determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings  Prime-1 and Prime-2 are the two highest  commercial  paper  ratings assigned  by Moody's  Investors  Service,  Inc.  ("Moody's").  Among the factors considered by it in assigning  ratings are the following:  (1) evaluation of the management of the issuer;  (2) economic  evaluation of the issuer's  industry or industries and an appraisal of  speculative-type  risks which may be inherent in
certain  areas;  (3)  evaluation  of  the  issuer's   products  in  relation  to
competition and customer  acceptance;  (4) liquidity;  (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;  (7) financial strength of a parent company and the relationships  which exist with the issuer;
and (8) recognition by the management of obligations which may be present or may arise as a result of public  interest  questions and  preparations  to meet such obligations.  Relative  strength  or weakness  of the above  factors  determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term  obligations are
"MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1"
are judged to be of the "best  quality".  Notes rated "MIG 2" or "VMIG 2" are of
"high  quality," with margins or protection  "ample  although not as large as in the  preceding  group".  Notes  rated  "MIG  3"

                                       84

or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P:  The  "SP-1"  rating  reflects  a "very  strong or strong  capacity  to pay principal and interest". Notes issued with "overwhelming safety characteristics"
will be rated "SP-1+".  The "SP-2" rating reflects a "satisfactory  capacity" to pay principal and interest.

Fitch:  The highest ratings for state and municipal  short-term  obligations are
"F-1+," "F-1," and "F-2."

                                       85

                              DWS SECURITIES TRUST
                            DWS Small Cap Value Fund
                                (Class S Shares)

                             DWS VALUE EQUITY TRUST
                             DWS Equity Income Fund
                                (Class S Shares)

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 1, 2007

This Statement of Additional  Information is not a prospectus and should be read in conjunction with the prospectus for the DWS Small Cap Value Fund, a series of
DWS  Securities  Trust and DWS Equity  Income Fund, a series of DWS Value Equity
Trust  (each a "Fund"  and  collectively  the  "Funds"  and each a  "Trust"  and collectively the "Trusts"),  each dated December 1, 2007 as amended from time to time, a copy of which may be obtained  without  charge by contacting DWS Scudder
Distributors, Inc. ("DWS-SDI" or the "Distributor"),  222 South Riverside Plaza,
Chicago,  Illinois  60606,  1-800-621-1148,  or from the firm  from  which  this
Statement of Additional  Information  was  obtained.  This  information  is also available  along with other  related  materials on the  Securities  and Exchange
Commission's Internet Web site (http://www.sec.gov).

The Annual Reports to Shareholders of each Fund, dated July 31, 2007,  accompany this Statement of Additional  Information and are  incorporated by reference and are hereby deemed to be part of this Statement of Additional Information.

This Statement of Additional  Information is  incorporated by reference into the combined prospectus for the Funds.

                                                                            Page
                                                                            ----

   Independent Registered Public Accounting Firm and Reports to Shareholders.34

                                       i

                             INVESTMENT RESTRICTIONS

Except as otherwise indicated, each Fund's investment objective and policies are not fundamental and may be changed without a vote of shareholders.  There can be no assurance that a Fund's objective will be met.

Any  investment  restrictions  herein  which  involve  a maximum  percentage  of securities  or assets shall not be  considered  to be violated  unless an excess over the percentage occurs  immediately after and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund.

Each Fund has elected to be classified  as a  diversified  series of an open-end management  investment  company. A diversified fund may not, with respect to 75%
of total  assets,  invest more than 5% of total  assets in the  securities  of a single issuer or invest in more than 10% of the outstanding voting securities of such issuer (with certain exceptions).

As a matter of fundamental policy, each Fund may not:

(1)      borrow money,  except as permitted under the Investment  Company Act of
         1940, as amended (the "1940 Act"),  and as  interpreted  or modified by regulatory authority having jurisdiction, from time to time;

(2)      issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory  authority  having  jurisdiction, from time to time;

(3)      concentrate its investments in a particular  industry,  as that term is used in the 1940 Act,  and as  interpreted  or modified  by  regulatory authority having jurisdiction, from time to time;

(4)      engage in the  business of  underwriting  securities  issued by others, except to the extent that a Fund may be deemed to be an  underwriter in connection with the disposition of portfolio securities;

(5)      purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real  estate  or  interests  therein,  except  that a Fund  reserves freedom of action to hold and to sell real estate  acquired as a result of a Fund's ownership of securities;

(6)      purchase or sell  commodities,  except as permitted by the 1940 Act, as amended,  and as interpreted  or modified by the  regulatory  authority having jurisdiction, from time to time; or

(7)      make loans except as permitted  under the 1940 Act, and as  interpreted or modified by regulatory authority having  jurisdiction,  from time to time.

A  fundamental  policy may not be changed  without the approval of a majority of the outstanding  voting  securities of a Fund which,  under the 1940 Act and the rules thereunder and as used in this Statement of Additional Information,  means the lesser of (1) 67% or more of the voting securities  present at such meeting, if the holders of more than 50% of the outstanding  voting  securities of a Fund are present or  represented  by proxy,  or (2) more than 50% of the  outstanding voting securities of a Fund.

The  Trustees  of each Trust  have  voluntarily  adopted  certain  policies  and restrictions,  which are observed in the conduct of each Fund's  affairs.  These
represent   intentions  of  the  Trustees  based  upon  current   circumstances.
Non-fundamental  policies  may be changed  by the  Trustees  of a Trust  without requiring prior notice to or approval of shareholders.

As a matter of non-fundamental policy, each Fund currently does not intend to:

(a)      borrow money in an amount  greater  than 5% of its total assets  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse
         repurchase   agreements,   dollar  rolls,   or  other   investments  or
         transactions  described in a Fund's registration statement which may be deemed to be borrowings;

(b)      enter into either of reverse  repurchase  agreements or dollar rolls in an amount greater than 5% of its total assets;

(c)      purchase  securities  on margin or make short  sales,  except (i) short sales against the box, (ii) in connection with arbitrage  transactions,
         (iii) for margin deposits in connection with futures contracts, options or other  permitted  investments,  (iv) that  transactions  in  futures contracts  and  options  shall  not be  deemed  to  constitute  selling securities  short,  and (v)  that a Fund  may  obtain  such  short-term
         credits  as  may  be  necessary   for  the   clearance  of   securities
         transactions;

(d)      purchase  options,  unless  the  aggregate  premiums  paid on all  such options  held by a Fund  at any  time do not  exceed  20% of its  total assets; or sell put options, if as a result, the aggregate value of the obligations  underlying  such put options would exceed 50% of its total assets;

(e)      enter  into  futures  contracts  or  purchase  options  thereon  unless immediately  after the  purchase,  the value of the  aggregate  initial margin with respect to such futures contracts entered into on behalf of a Fund and the premiums paid for such options on futures contracts does not  exceed  5% of the fair  market  value of a  Fund's  total  assets;
         provided that in the case of an option that is in-the-money at the time of purchase,  the in-the-money  amount may be excluded in computing the
         5% limit;

(f)      purchase warrants if as a result,  such securities,  taken at the lower of cost or market value, would represent more than 5% of the value of a
         Fund's total assets (for this  purpose,  warrants  acquired in units or attached to securities will be deemed to have no value);

(g)      as a matter  of  non-fundamental  policy,  DWS  Small  Cap  Value  Fund currently  does not intend to lend  portfolio  securities  in an amount greater than 33 1/3% of its total assets; and

(h)      acquire  securities  of  registered  open-end  investment  companies or registered unit investment  trusts in reliance on Sections  12(d)(1)(F)
         or 12(d)(1)(G) of the Investment Company Act of 1940. (This restriction does not apply to DWS Equity Income Fund).

Each Fund will not purchase illiquid securities, including repurchase agreements maturing in more than seven days, if, as a result thereof,  more than 15% of the
Fund's net assets,  valued at the time of the transaction,  would be invested in such securities.

To meet federal tax  requirements for  qualification  as a regulated  investment company,  each Fund  must  limit  its  investments  so that at the close of each quarter  of its  taxable  year (1) no more  than  25% of its  total  assets  are invested in the securities of a single issuer (other than the US Government or a regulated investment company), and (2) with respect to at least 50% of its total assets,  no more than 5% of its total assets are invested in the securities of a single issuer.

Each  fund  may  invest  up to 20% of its  assets  in US  Treasury,  agency  and instrumentality obligations.

Temporary Defensive Policy. For temporary defensive purposes,  the DWS Small Cap
Value Fund may invest without limit in cash and cash  equivalents  when Deutsche
Investment  Management  Americas  Inc.  ("DIMA" or the  "Advisor")  deems such a position advisable in light of economic or market  conditions.  It is impossible to accurately  predict how long such alternate  strategies  may be utilized.  In such cases,  the Fund may hold without limit cash,  high grade debt  securities, without  equity  features,  which are rated  Aaa,  A or A by  Moody's  Investors
Service,  Inc. ("Moody's") or AAA, AA or A by Standard & Poor's Ratings Service,
a division of The  McGraw-Hill  Companies,  Inc.  ("S&P"),  or, if unrated,  are deemed  by the  Advisor  to be of  equivalent  quality,  and  may  invest  in US
Government  securities and money market  instruments  which are rated in the two highest  categories by Moody's or S&P, or if unrated,  are deemed by the Advisor to be of equivalent quality.

From time to time, for temporary defensive or emergency purposes, the DWS Equity
Income  Fund may invest a portion of its assets in cash,  cash  equivalents  and other securities  which offer  comparable  levels of risk when the

                                       2

Advisor  deems  such a  position  advisable  in  light  of  economic  or  market conditions.  It is impossible to predict for how long such alternate  strategies may be  utilized.  The fund may also invest in  repurchase  agreements,  and may engage in Strategic  Transactions  (defined below). When a defensive position is deemed advisable,  all or a significant portion of the Fund's assets may be held temporarily  in cash or  defensive  type  securities,  such as  high-grade  debt securities,  securities  of the US  government  or its agencies and high quality money market instruments,  including repurchase agreements.  It is impossible to predict for how long such alternative strategies may be utilized.

Master/feeder Fund Structure. The Board of Trustees has the discretion to retain the current distribution arrangement for a Fund while investing in a master fund in a master/feeder fund structure as described below.

A master/feeder fund structure is one in which a Fund (a "feeder fund"), instead of investing  directly in a portfolio of securities,  invests most or all of its investment  assets in a separate  registered  investment  company  (the  "master fund") with  substantially  the same  investment  objective  and policies as the feeder  fund.  Such a  structure  permits  the  pooling of assets of two or more feeder funds,  preserving  separate  identities or distribution  channels at the feeder  fund  level.  Based on the  premise  that  certain  of the  expenses  of operating an investment  portfolio are  relatively  fixed,  a larger  investment portfolio may eventually  achieve a lower ratio of operating expenses to average net assets. An existing  investment  company is able to convert to a feeder fund
by  selling  all  of  its  investments,   which  involves  brokerage  and  other
transaction  costs and realization of a taxable gain or loss, or by contributing its assets to the master  fund and  avoiding  transaction  costs and,  if proper procedures are followed, the realization of taxable gain or loss.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objective and Policies

DWS Equity Income Fund seeks high income consistent with preservation of capital and,  secondarily,  long-term  growth of capital.  The fund seeks to achieve its objectives by investing primarily in a diversified portfolio of income-producing equity securities and debt securities. The fund attempts to provide a yield that exceeds the composite  yield on the securities  comprising the Standard & Poor's
500 Composite Stock Index (S&P 500). The fund invests in dividend-paying  equity securities,  other equity  securities,  fixed  income  securities  and cash.  In
addition,   the  Fund  may  also  invest  in  affiliated  investment  companies.
Currently, the Fund intends to invest only in the following DWS Funds:

DWS Core Fixed  Income  Fund.  The Fund seeks a high level of income  consistent with the  preservation  of capital.  The Fund  invests for current  income,  not capital appreciation.  Under normal circumstances, the Fund invests at least 80%
of its assets, determined at the time of purchase, in fixed income securities.

DWS High  Income  Fund.  The Fund  seeks the  highest  level of  current  income obtainable  from a diversified  portfolio of fixed income  securities  which the
Fund's  investment  manager  considers  consistent  with  reasonable  risk. As a secondary  objective,  the Fund will seek capital gain where consistent with its primary objective.  Under normal  circumstances,  this Fund generally invests at least 65% of net  assets,  plus the  amount  of any  borrowings  for  investment purposes,  in junk bonds,  which are those rated below the fourth  credit  grade
(i.e., grade BB/Ba and below).

DWS US Government Securities Fund. The Fund seeks high current income, liquidity and  security  of  principal.  The Fund  normally  invests  all of its assets in securities issued by the US government,  its agencies or instrumentalities.  The
Fund invests principally in US government  securities of any maturity,  focusing on Ginnie  Maes.  The fund may invest in other  mortgage-backed  securities  and other US  government  securities  including US Treasuries  and other  securities issued by the US government, its agencies or instrumentalities.

The DWS Small Cap Value Fund  seeks  long-term  growth of capital by  investing, under normal circumstances,  at least 90% of total assets,  including the amount of borrowings for investment purposes,  in undervalued common stocks of small US companies. These are companies that are similar to those in size to those in the
Russell  2000 Value Index (as of August 31,  2007,  the Russell 2000 Value Index
had a median market capitalization of approximately $614 million).

                                       3

Descriptions  in  this  Statement  of  Additional  Information  of a  particular investment  practice  or  technique  in which a fund  may  engage  are  meant to describe the spectrum of investments  that the Advisor in its discretion  might, but is not  required  to, use in managing  each  Fund's  portfolio  assets.  The
Advisor may in its  discretion  at any time employ such  practice,  technique or instrument  for  one or  more  funds  but  not  for  all  funds  advised  by it.
Furthermore,  it is possible  that  certain  types of financial  instruments  or investment  techniques  described  herein  may  not be  available,  permissible, economically  feasible or effective for their intended  purposes in all markets.
Certain practices,  techniques or instruments may not be principal activities of the funds, but, to the extent employed,  could from time to time have a material impact on a fund's  performance.  The Funds may engage in certain  practices not
described  herein.  It  is  possible  that  certain  investment   practices  and
techniques  described  below  may not be  permissible  for a Fund  based  on its investment  restrictions,  as described  herein,  and in each Fund's  applicable prospectus.

Advance  Refunded  Bonds.  A fund may  purchase  municipal  securities  that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid. The proceeds  from the new issue of bonds  are  typically  placed in an escrow  fund consisting  of US  Government  obligations  that are  used to pay the  interest, principal and call premium on the issue being refunded. A fund may also purchase municipal securities that have been refunded prior to purchase by a fund.

Asset-Backed Securities.  Asset-backed securities may include pools of mortgages
("mortgage-backed  securities"),  loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. For purposes of determining the percentage of a fund's total assets  invested in securities of issuers having their  principal business activities in a particular  industry,  asset-backed  securities will be classified separately,  based on the nature of the underlying assets,  according to the  following  categories:  captive auto,  diversified,  retail and consumer loans, captive equipment and business, business trade receivables,  nuclear fuel and capital and mortgage lending.  Primarily,  these securities may not have the benefit of any security interest in the related assets.  Credit card receivables are  generally  unsecured  and the debtors are entitled to the  protection  of a number  of state and  federal  consumer  credit  laws,  many of which  give such debtors the right to set off certain  amounts owed on the credit cards,  thereby
reducing  the  balance  due.  There  is  the  possibility   that  recoveries  on
repossessed  collateral may not, in some cases, be available to support payments on these  securities.  Asset-backed  securities  are  often  backed by a pool of assets  representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying  assets to make  payments,  the
securities  may  contain   elements  of  credit  support  which  fall  into  two
categories:  (i)  liquidity  protection,  and  (ii)  protection  against  losses resulting  from  ultimate  default  by an  obligor  on  the  underlying  assets.
Liquidity  protection  refers to the  provision  of  advances,  generally by the entity  administering the pool of assets, to ensure that the receipt of payments on the underlying  pool occurs in a timely  fashion.  Protection  against losses results from payment of the insurance  obligations  on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit  obtained  by the  issuer or  sponsor  from third  parties, through various means of structuring the transaction or through a combination of such  approaches.  The funds will not pay any  additional  or separate  fees for credit  support.  The  degree  of  credit  support  provided  for each  issue is generally  based on historical  information  respecting the level of credit risk associated  with the  underlying  assets.  Delinquency or loss in excess of that anticipated or failure of the credit support could  adversely  affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory  developments.  It is possible that such developments may require the funds to dispose of any then existing holdings of such securities.

Borrowing.  As a matter of  fundamental  policy,  a fund will not borrow  money, except as  permitted  under the 1940 Act,  and as  interpreted  or  modified  by regulatory  authority  having  jurisdiction,  from time to time. While each fund does not currently intend to borrow for investment  leveraging purposes, if such a  strategy  were  implemented  in the  future  it  would  increase  the  funds'
volatility and the risk of loss in a declining market.  Borrowing by a fund will involve special risk considerations.  A fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Collateralized   Mortgage  Obligations   ("CMOs").   CMOs  are  hybrids  between
mortgage-backed bonds and mortgage pass-through  securities.  Similar to a bond, interest and prepaid principal are paid, in most cases,  semiannually.  CMOs may be collateralized by whole mortgage loans but are more typically  collateralized by

                                       4

portfolios of mortgage  pass-through  securities  guaranteed by GNMA,  FHLMC, or
Fannie Mae, and their income streams.

CMOs are  structured  into  multiple  classes,  each bearing a different  stated
maturity.  Actual  maturity  and average  life will  depend upon the  prepayment experience  of  the  collateral.  CMOs  provide  for a  modified  form  of  call protection  through a de facto  breakdown  of the  underlying  pool of mortgages according  to how  quickly the loans are repaid.  Monthly  payment of  principal received from the pool of underlying mortgages,  including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity  classes  receive  principal only after the first class has been retired.  An investor is partially  guarded against a sooner than desired return of principal  because of the  sequential  payments.  The prices of certain CMOs, depending on their structure and the rate of prepayments,  can be volatile. Some
CMOs may also not be as liquid as other securities.

In a typical CMO transaction,  a corporation issues multiple series (e.g., A, B,
C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates  ("Collateral").  The Collateral is pledged to a third party  trustee as security  for the Bonds.  Principal  and interest  payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The  Series A, B, and C bonds all bear  current  interest.
Interest  on the  Series Z Bond is  accrued  and added to  principal  and a like amount is paid as principal on the Series A, B, or C Bond  currently  being paid off. When the Series A, B, and C Bonds are paid in full,  interest and principal on the Series Z Bond  begins to be paid  currently.  With some CMOs,  the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The principal  risk of CMOs results from the rate of  prepayments  on underlying mortgages  serving as collateral and from the structure of the deal. An increase or decrease in prepayment rates will affect the yield, average life and price of
CMOs.

Combined Transactions.  A fund may enter into multiple  transactions,  including multiple options transactions,  multiple futures transactions, multiple currency transactions  (including forward currency  contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate
transactions   ("component"   transactions),   instead  of  a  single  Strategic
Transaction,  as part of a single or combined  strategy  when, in the opinion of the  Advisor,  it is in the  best  interests  of a fund  to do  so.  A  combined transaction  will usually  contain  elements of risk that are present in each of its component transactions.  Although combined transactions are normally entered into based on the Advisor's  judgment that the combined  strategies  will reduce risk or otherwise  more  effectively  achieve the desired  portfolio  management goal, it is possible that the  combination  will instead  increase such risks or hinder achievement of the portfolio management objective.

Common  Stocks.  Common  stock is issued by companies to raise cash for business purposes  and  represents  a  proportionate  interest in the issuing  companies.
Therefore, a fund participates in the success or failure of any company in which it holds stock.  The market values of common stock can fluctuate  significantly, reflecting the business performance of the issuing company,  investor perception and general economic and financial market  movements.  Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment,  compared to other classes of financial assets such as bonds or cash equivalents,  although there can be no assurance that this will be true in the future.

Convertible Securities.  A fund may invest in convertible  securities,  that is, bonds,  notes,  debentures,  preferred  stocks  and other  securities  which are convertible into common stock. Investments in convertible securities can provide an  opportunity  for capital  appreciation  and/or income  through  interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a fund may invest are either fixed income or zero coupon debt  securities  which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular  convertible security may be adjusted from time to time due to stock splits,  dividends,  spin-offs,  other corporate  distributions  or scheduled  changes  in the  exchange  ratio.  Convertible  debt  securities  and convertible  preferred  stocks,  until converted,  have general  characteristics similar to both debt and equity  securities.  Although  to a lesser  extent than with debt securities generally, the market value of convertible

                                       5

securities tends to decline as interest rates increase and, conversely, tends to increase as interest  rates decline.  In addition,  because of the conversion or exchange feature,  the market value of convertible  securities typically changes as the market value of the underlying  common stocks  changes,  and,  therefore, also tends to follow  movements in the general market for equity  securities.  A unique  feature of  convertible  securities  is that as the market  price of the
underlying  common  stock  declines,   convertible   securities  tend  to  trade
increasingly on a yield basis,  and so may not experience  market value declines to the same extent as the underlying  common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the  underlying  common stock,  although typically  not as much as the  underlying  common  stock.  While  no  securities investments are without risk,  investments in convertible  securities  generally entail less risk than investments in common stock of the same issuer.

As debt securities,  convertible  securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income)
with  generally  higher  yields  than  common  stocks.   Convertible  securities
generally offer lower yields than non-convertible  securities of similar quality because of their conversion or exchange features.

Of course,  like all debt  securities,  there can be no  assurance  of income or principal payments because the issuers of the convertible securities may default on their obligations.

Convertible   securities   generally  are  subordinated  to  other  similar  but
non-convertible  securities of the same issuer,  although  convertible bonds, as corporate debt  obligations,  enjoy  seniority in right of payment to all equity securities,  and  convertible  preferred stock is senior to common stock, of the same issuer.  However,  because of the subordination feature,  convertible bonds and  convertible  preferred  stock  typically  have lower  ratings  than similar non-convertible securities. Convertible securities may be issued as fixed income obligations that pay current income or as zero coupon notes and bonds, including
Liquid Yield Option Notes ("LYONs"(TM)).

Corporate Obligations.  Investment in corporate debt obligations involves credit and interest rate risk.  The value of  fixed-income  investments  will fluctuate with changes in interest  rates and bond market  conditions,  tending to rise as interest  rates decline and to decline as interest  rates rise.  Corporate  debt obligations generally offer less current yield than securities of lower quality, but lower-quality  securities generally have less liquidity,  greater credit and market  risk,  and as a result,  more price  volatility.  Longer term bonds are, however, generally more volatile than bonds with shorter maturities.

Debt  Securities.  When the Advisor  believes that it is appropriate to do so in order to achieve a fund's objective of long-term  capital  appreciation,  a fund may invest in debt  securities,  including bonds of private  issuers.  Portfolio debt  investments  will be selected on the basis of, among other things,  credit quality, and the fundamental  outlooks for currency,  economic and interest rate trends,  taking into  account the ability to hedge a degree of currency or local bond price risk. A fund may purchase  "investment-grade" bonds, rated Aaa, Aa, A or Baa by Moody's or AAA,  AA, A or BBB by S&P or, if  unrated,  judged to be of equivalent  quality as  determined by the Advisor.  In addition,  the DWS Equity
Income Fund may buy bonds of other credit qualities, described below under "High
Yield/High Risk Bonds."

The principal  risks involved with  investments  in bonds include  interest rate risk, credit risk and pre-payment risk.  Interest rate risk refers to the likely decline in the value of bonds as  interest  rates rise.  Generally,  longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities. Credit risk refers to the risk that an issuer of a bond may  default  with  respect  to the  payment of  principal  and interest.  The  lower  a bond  is  rated,  the  more  it is  considered  to be a speculative or risky  investment.  Pre-payment risk is commonly  associated with pooled debt  securities,  such as  mortgage-backed  securities  and asset backed securities,  but may affect other debt  securities as well.  When the underlying debt obligations are prepaid ahead of schedule,  the return on the security will be lower than expected.  Pre-payment  rates usually increase when interest rates are falling.

Depositary  Receipts.  A fund may invest in  sponsored or  unsponsored  American
Depositary  Receipts ("ADRs"),  European  Depositary  Receipts ("EDRs"),  Global
Depositary  Receipts ("GDRs"),  International  Depositary  Receipts ("IDRs") and
other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter

                                       6

referred to as "Depositary  Receipts").  Depositary  receipts  provide  indirect investment in securities of foreign  issuers.  Prices of unsponsored  Depositary
Receipts may be more volatile  than if they were  sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.
In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material  information in the United States and, therefore, there may not be a correlation  between such information and the market value of the Depositary Receipts.  ADRs are Depositary Receipts which are bought and sold in the United  States  and are  typically  issued by a US bank or trust  company which  evidence  ownership of underlying  securities  by a foreign  corporation.
GDRs,  IDRs and other  types of  Depositary  Receipts  are  typically  issued by foreign  banks or trust  companies,  although  they may also be issued by United
States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary
Receipts in registered form are designed for use in the United States securities markets  and  Depositary  Receipts  in  bearer  form  are  designed  for  use in securities  markets  outside  the  United  States.  For  purposes  of  a  fund's investment  policies,  a fund's  investments  in ADRs,  GDRs and other  types of
Depositary  Receipts  will  be  deemed  to  be  investments  in  the  underlying securities.  Depositary Receipts, including those denominated in US dollars will be subject to foreign currency exchange rate risk.  However,  by investing in US dollar-denominated  ADRs rather than directly in foreign  issuers' stock, a fund avoids  currency  risks during the  settlement  period.  In general,  there is a large,  liquid  market in the  United  States for most  ADRs.  However,  certain
Depositary  Receipts  may not be  listed on an  exchange  and  therefore  may be illiquid securities.

Dollar Roll Transactions. Dollar roll transactions consist of the sale by a fund to a bank or broker/dealers  (the  "counterparty") of GNMA certificates or other mortgage-backed  securities  together  with a  commitment  to purchase  from the counterparty  similar,  but not  identical,  securities at a future date, at the same price.  The  counterparty  receives all  principal  and interest  payments, including  prepayments,  made on the  security  while it is the  holder.  A Fund receives a fee from the  counterparty  as  consideration  for entering  into the commitment  to  purchase.  Dollar  rolls may be renewed over a period of several months  with  a  different  purchase  and  repurchase  price  fixed  and a  cash settlement  made  at each  renewal  without  physical  delivery  of  securities.
Moreover,  the  transaction  may  be  preceded  by a firm  commitment  agreement pursuant to which a fund agrees to buy a security on a future date.

Dollar  rolls are treated for purposes of the 1940 Act as  borrowings  of a fund because  they  involve  the sale of a  security  coupled  with an  agreement  to repurchase.  Like all  borrowings,  a dollar roll involves  costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the  security,  a fund forgoes the right to receive all  principal  and interest payments  while the  counterparty  holds the  security.  These  payments  to the counterparty may exceed the fee received by a fund, thereby effectively charging a fund  interest on its  borrowing.  Further,  although a fund can  estimate the amount of expected  principal  prepayment  over the term of the dollar  roll,  a variation in the actual amount of prepayment could increase or decrease the cost of a fund's borrowing.

The entry into dollar rolls involves  potential risks of loss that are different from those related to the securities  underlying the transactions.  For example, if the  counterparty  becomes  insolvent,  a fund's  right to purchase  from the counterparty might be restricted. Additionally, the value of such securities may change adversely before a fund is able to purchase them.  Similarly,  a fund may be required to purchase  securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a fund, the security that a fund is required to buy under the dollar roll may be worth less than an identical security. Finally, there can be no assurance that a fund's  use of the cash  that they  receive  from a dollar  roll will  provide a return that exceeds borrowing costs.

Foreign  Securities.  Investing in foreign  securities  involves certain special considerations,  including  those  set  forth  below,  which  are not  typically
associated   with  investing  in  US  securities  and  which  may  favorably  or unfavorably affect a fund's performance.  As foreign companies are not generally subject to uniform  accounting,  auditing  and  financial  reporting  standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly  available  information  about a foreign company than about a domestic  company.  Many foreign  securities  markets,  while growing in volume of trading activity,  have  substantially less volume than the US market, and  securities  of some foreign  issuers are less liquid and more volatile than securities of domestic issuers.  Similarly, volume and liquidity in most foreign bond  markets is less than in the US and, at times,  volatility  of price can be greater than in the US. Fixed commissions on some foreign  securities  exchanges and bid to asked  spreads in foreign  bond  markets  are  generally  higher than commissions  or bid to asked  spreads on US markets,  although  the

                                       7

Advisor will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less governmental supervision and regulation of securities exchanges,  brokers and listed companies in foreign countries than in the US. It may be more difficult for a fund's agents to keep currently  informed about  corporate  actions  in foreign  countries  which may affect the prices of portfolio securities. Communications between the US and foreign countries may be less  reliable  than  within  the  US,  thus  increasing  the  risk  of  delayed settlements  of portfolio  transactions  or loss of  certificates  for portfolio securities.  Payment for securities  without delivery may be required in certain foreign markets. In addition,  with respect to certain foreign countries,  there is the  possibility of  expropriation  or  confiscatory  taxation,  political or social instability, or diplomatic developments which could affect US investments in those countries.  Moreover, individual foreign economies may differ favorably or unfavorably  from the US economy in such respects as growth of gross national product, rate of inflation, capital reinvestment,  resource self-sufficiency and balance of payments  position.  The  management  of a fund seeks to mitigate the
risks   associated  with  the  foregoing   considerations   through   continuous
professional management.

High Yield/High Risk Bonds. A fund may purchase debt securities  which are rated below  investment-grade  (commonly referred to as "junk bonds"),  that is, rated below Baa by Moody's or below BBB by S&P and unrated  securities judged to be of equivalent quality as determined by the Advisor. These securities usually entail greater risk  (including the possibility of default or bankruptcy of the issuers of such securities),  generally involve greater  volatility of price and risk to principal  and income,  and may be less liquid,  than  securities  in the higher rating categories. The lower the ratings of such debt securities, the more their risks render them like equity  securities.  Securities rated D may be in default with  respect to payment of  principal  or  interest.  See the  Appendix to this
Statement of  Additional  Information  for a more  complete  description  of the ratings assigned by ratings organizations and their respective characteristics.

Issuers of such  high-yield  securities  often are highly  leveraged and may not have available to them more  traditional  methods of financing.  Therefore,  the risk  associated  with  acquiring the  securities  of such issuers  generally is greater than is the case with higher rated  securities.  For example,  during an economic  downturn  or a  sustained  period of  rising  interest  rates,  highly leveraged  issuers of high yield  securities  may experience  financial  stress.
During such periods, such issuers may not have sufficient revenues to meet their
interest  payment  obligations.   The  issuer's  ability  to  service  its  debt
obligations may also be adversely affected by specific  corporate  developments, or the issuer's inability to meet specific projected business forecasts,  or the unavailability  of  additional  financing.  The risk of loss from default by the issuer is significantly greater for the holders of high yield securities because such  securities  are generally  unsecured and are often  subordinated  to other creditors  of the  issuer.  Prices  and  yields of high  yield  securities  will fluctuate over time and, during periods of economic  uncertainty,  volatility of high  yield  securities  may  adversely  affect a fund's  net  asset  value.  In addition,  investments  in high yield zero coupon or pay-in-kind  bonds,  rather than  income-bearing  high yield securities,  may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

A fund may have difficulty  disposing of certain  high-yield  securities because they may have a thin trading market. Because not all dealers maintain markets in all high-yield securities, a fund anticipates that such securities could be sold only to a limited number of dealers or  institutional  investors.  The lack of a liquid  secondary  market may have an adverse  effect on the market  price and a fund's  ability  to  dispose  of  particular  issues  and may also  make it more difficult  for a fund to obtain  accurate  market  quotations  for  purposes  of valuing a fund's assets.  Market quotations generally are available on many high yield  issues  only from a limited  number of  dealers  and may not  necessarily represent  firm  bids of such  dealers  or  prices  for  actual  sales.  Adverse publicity and investor perceptions may decrease the values and liquidity of high yield  securities.  These  securities  may  also  involve  special  registration
responsibilities,   liabilities   and  costs,   and   liquidity   and  valuation
difficulties.

Credit  quality in the  high-yield  securities  market can change  suddenly  and unexpectedly,  and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is generally the policy of the Advisor not to rely exclusively on ratings issued by established credit rating agencies,  but to supplement such ratings with its own independent and on-going  review of credit quality.  The achievement of a fund's investment  objective by investment in such  securities may be more dependent on the Advisor's credit analysis than is the case for higher quality bonds.  Should the rating of a portfolio  security be  downgraded,  the Advisor will  determine whether  it is in the best  interests  of a fund to  retain or  dispose  of such security.

                                       8

Prices for high-yield  securities may be affected by legislative  and regulatory developments.  Also, Congress has from time to time considered legislation which would restrict or eliminate the corporate tax deduction for interest payments in these  securities and regulate  corporate  restructurings.  Such legislation may significantly depress the prices of outstanding securities of this type.

A portion of the  high-yield  securities  acquired by the Funds may be purchased upon  issuance,  which may  involve  special  risks  because the  securities  so acquired  are new  issues.  In such  instances,  that Fund may be a  substantial purchaser of the issue and therefore  have the  opportunity  to  participate  in structuring  the terms of the  offering.  Although  this may enable the Funds to seek to  protect  itself  against  certain  of  such  risks,  the  consideration discussed herein would nevertheless remain applicable.

Illiquid  Securities and Restricted  Securities.  A fund may purchase securities that are subject to legal or  contractual  restrictions  on resale  ("restricted securities").  Generally  speaking,  restricted  securities  may be sold  (i) to qualified  institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers;  (iii) in limited  quantities after they have been held for a specified  period of time and other conditions are met pursuant to an exemption  from  registration;  or  (iv)  in  a  public  offering  for  which  a registration  statement  is in  effect  under  the  Securities  Act of 1933,  as amended.  Issuers of restricted  securities may not be subject to the disclosure and other  investor  protection  requirements  that would be applicable if their securities were publicly traded.

Restricted  securities  are often  illiquid,  but they may also be  liquid.  For example,  restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

The fund's Board has approved  guidelines  for use by the Advisor in determining whether a security  is liquid or  illiquid.  Among the  factors  the Advisor may consider in reaching  liquidity  decisions relating to Rule 144A securities are:
(1) the  frequency  of trades  and quotes  for the  security;  (2) the number of dealers  wishing  to  purchase  or sell the  security  and the  number  of other potential purchasers;  (3) dealer undertakings to make a market in the security;
and (4) the nature of the security and the nature of the market for the security
(i.e.,  the time  needed to dispose of the  security,  the method of  soliciting offers, and the mechanics of the transfer). Issuers of restricted securities may not be subject to the disclosure and other investor protection  requirement that
would  be  applicable  if  their  securities  were  publicly  traded.   Where  a
registration  statement is required for the resale of restricted  securities,  a fund may be required to bear all or part of the  registration  expenses.  A fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933, as amended when selling restricted  securities to the public and, in such event, a fund may be  liable  to  purchasers  of such  securities  if the  registration statement prepared by the issuer is materially inaccurate or misleading.

A fund may also purchase securities that are not subject to legal or contractual restrictions  on resale,  but that are deemed  illiquid.  Such securities may be illiquid, for example, because there is a limited trading market for them.

A fund may be unable to sell a restricted or illiquid security.  In addition, it may be more  difficult to determine a market  value for  restricted  or illiquid securities.  Moreover,  if adverse market  conditions were to develop during the period between a fund's  decision to sell a restricted or illiquid  security and the point at which a fund is  permitted  or able to sell such  security,  a fund might  obtain a price  less  favorable  than the price  that  prevailed  when it decided to sell. This investment practice,  therefore,  could have the effect of increasing the level of illiquidity of a fund.

Impact of Large  Redemptions  and  Purchases of Fund Shares.  From time to time, shareholders  of a Fund  (which may  include  affiliated  and/or  non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares.  These transactions may cause a Fund to have to sell securities or invest  additional cash, as the case may be. While it is impossible  to predict the overall  impact of these  transactions  over time, there could be adverse effects on a Fund's performance to the extent that a Fund may be  required  to sell  securities  or invest cash at times when it would not otherwise do so. These  transactions  could also  accelerate the  realization of taxable  income if sales of securities  resulted in capital gains and could also increase transaction costs, which may impact a Fund's expense ratio.

IPO Risk.  Securities  issued  through  an  initial  public  offering  (IPO) can experience an immediate drop in value if the demand for the securities  does not continue to support the  offering  price.  Information  about the issuers of IPO

                                       9

securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. A fund may engage in short-term trading in connection  with its IPO  investments,  which could produce higher trading costs and  adverse  tax  consequences.  The number of  securities  issued in an IPO is limited,  so it is likely that IPO securities will represent a smaller component of a fund's  portfolio as a fund's assets increase (and thus have a more limited effect on a fund's performance).

Interfund  Borrowing  and Lending  Program.  The funds have  received  exemptive relief from the SEC,  which  permits the funds to  participate  in an  interfund lending program among certain investment  companies advised by the Advisor.  The interfund  lending program allows the  participating  funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject  to a number  of  conditions  designed  to  ensure  fair  and  equitable treatment of all participating funds,  including the following:  (1) no fund may borrow money through the program  unless it receives a more  favorable  interest rate than a rate  approximating  the  lowest  interest  rate at which bank loans would be available to any of the participating funds under a loan agreement; and
(2) no fund may lend  money  through  the  program  unless  it  receives  a more favorable return than that available from an investment in repurchase agreements and,  to the  extent  applicable,  money  market  cash  sweep  arrangements.  In addition,  a fund may  participate in the program only if and to the extent that such  participation  is consistent  with the fund's  investment  objectives  and policies (for instance,  money market funds would normally  participate  only as lenders and tax exempt funds only as borrowers).  Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest  rate if an  interfund  loan is  called  or not  renewed.  Any delay in repayment  to a lending fund could result in a lost  investment  opportunity  or additional costs. The program is subject to the oversight and periodic review of the Boards of the  participating  funds.  To the  extent the funds are  actually engaged in borrowing  through the interfund  lending  program,  the funds,  as a matter of  non-fundamental  policy,  may not borrow for other than  temporary or emergency purposes (and not for leveraging), except that the funds may engage in reverse repurchase agreements and dollar rolls for any purpose.

Investing  in  Emerging  Markets.  (DWS  Equity  Income  Fund  only) The  fund's investments in foreign securities may be in developed  countries or in countries considered by the fund's Advisor to have developing or "emerging" markets, which involves  exposure to economic  structures  that are generally  less diverse and mature than in the United  States,  and to  political  systems  that may be less stable.  A  developing  or emerging  market  country can be  considered  to be a country that is in the initial stages of its industrialization cycle. Currently, emerging  markets  generally  include  every country in the world other than the
United States, Canada, Japan,  Australia,  New Zealand, Hong Kong, Singapore and
most Western European countries.  Currently,  investing in many emerging markets may not be  desirable  or  feasible  because  of the  lack of  adequate  custody arrangements for the fund's assets,  overly burdensome  repatriation and similar restrictions,  the lack of organized and liquid securities markets, unacceptable political risks or other reasons.  As  opportunities  to invest in securities in emerging markets  develop,  the fund may expand and further broaden the group of emerging  markets in which it invests.  In the past,  markets of  developing  or emerging market  countries have been more volatile than the markets of developed countries;  however,  such markets often have provided higher rates of return to investors.  The Advisor believes that these  characteristics  may be expected to continue in the future.

Most emerging  securities markets have substantially less volume and are subject to less governmental supervision than US securities markets.  Securities of many issuers in emerging markets may be less liquid and more volatile than securities of  comparable  domestic  issuers.  In  addition,  there is less  regulation  of securities  exchanges,  securities dealers, and listed and unlisted companies in emerging markets than in the US.

Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when  settlements  have not kept pace with the volume of  securities  transactions.  Delays in  settlement  could result in temporary  periods when a portion of the assets of the fund is uninvested and no return is earned  thereon.  The inability of the fund to make intended  security purchases due to  settlement  problems  could cause the fund to miss  attractive investment  opportunities.  Inability to dispose of portfolio  securities due to settlement  problems could result either in losses to the fund due to subsequent declines in value of the  portfolio  security or, if the fund has entered into a contract  to sell the  security,  could  result  in  possible  liability  to the
purchaser.   Costs  associated  with  transactions  in  foreign  securities  are generally higher than costs associated with transactions in US securities.  Such transactions  also involve  additional costs for the purchase or sale of foreign currency.

                                       10

Certain emerging markets require prior  governmental  approval of investments by foreign  persons,  limit the  amount  of  investment  by  foreign  persons  in a particular  company,  limit the investment by foreign persons only to a specific class of securities of a company that may have less advantageous rights than the classes  available for purchase by  domiciliaries of the countries and/or impose additional  taxes  on  foreign  investors.  Certain  emerging  markets  may also restrict  investment  opportunities in issuers in industries deemed important to national interest.

Certain emerging markets may require governmental  approval for the repatriation of investment income,  capital or the proceeds of sales of securities by foreign investors.  In  addition,  if a  deterioration  occurs in an  emerging  market's balance of payments  or for other  reasons,  a country  could  impose  temporary restrictions  on  foreign  capital  remittances.  The fund  could  be  adversely affected by delays in, or a refusal to grant, any required governmental approval for  repatriation  of capital,  as well as by the application to the fund of any restrictions on investments.

In the course of investment in emerging markets, the fund will be exposed to the direct or indirect consequences of political, social and economic changes in one or more emerging markets. While the fund will manage its assets in a manner that will seek to minimize the exposure to such risks, there can be no assurance that adverse political,  social or economic changes will not cause the fund to suffer a loss of value in respect of the securities in the fund's portfolio.

The risk  also  exists  that an  emergency  situation  may  arise in one or more emerging  markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the fund's securities in such markets may not be readily available.  The fund may suspend redemption of its shares for any period during which an emergency exists,  as determined by the SEC.  Accordingly if the fund believes that appropriate  circumstances  exist, it may apply to the
SEC  for a  determination  that an  emergency  is  present.  During  the  period commencing  from the fund's  identification  of such condition until the date of the SEC action,  the fund's securities in the affected markets will be valued at fair  value  determined  in good faith by or under the  direction  of the fund's
Board.

Volume  and  liquidity  in most  foreign  markets  are less than in the US,  and securities  of many foreign  companies  are less liquid and more  volatile  than securities of comparable US companies.  Fixed commissions on foreign  securities exchanges  are generally  higher than  negotiated  commissions  on US exchanges, although  the fund  endeavors to achieve the most  favorable  net results on its portfolio  transactions.  There is generally  less  government  supervision  and regulation of business and industry practices,  securities  exchanges,  brokers, dealers  and listed  companies  than in the US Mail  service  between the US and foreign  countries  may be slower or less  reliable  than  within  the US,  thus increasing the risk of delayed settlements of portfolio  transactions or loss of certificates for certificated portfolio securities. In addition, with respect to
certain  emerging  markets,   there  is  the  possibility  of  expropriation  or
confiscatory   taxation,   political  or  social   instability,   or  diplomatic
developments  which  could  affect the fund's  investments  in those  countries.
Moreover,   individual   emerging  market  economies  may  differ  favorably  or
unfavorably  from the US economy in such  respects  as growth of gross  national product, rate of inflation, capital reinvestment,  resource self-sufficiency and balance of payments position.

The fund may have limited legal  recourse in the event of a default with respect to certain debt  obligations it holds. If the issuer of a fixed-income  security owned by the fund  defaults,  the fund may  incur  additional  expenses  to seek recovery.  Debt obligations issued by emerging market country governments differ from debt  obligations  of private  entities;  remedies  from  defaults  on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. The fund's ability to enforce its rights  against  private  issuers may be limited.  The ability to attach assets to enforce a judgment may be limited.  Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other  countries.  The  political  context,  expressed  as  an  emerging  market governmental issuer's willingness to meet the terms of the debt obligation,  for example, is of considerable  importance.  In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of  debt  obligations  in the  event  of  default  under  commercial  bank  loan agreements.

Income from securities held by the fund could be reduced by a withholding tax at the source or other taxes imposed by the emerging market  countries in which the fund makes its  investments.  The fund's net asset value may also be affected by changes  in the  rates  or  methods  of  taxation  applicable  to the fund or to entities in which the fund has  invested.  The Advisor will consider the cost of any taxes in determining whether to acquire any particular investments,  but can provide no assurance that the taxes will not be subject to change.

                                       11

Many  emerging  markets  have  experienced  substantial,  and, in some  periods,
extremely  high  rates  of  inflation  for  many  years.   Inflation  and  rapid
fluctuations  in  inflation  rates  have had and may  continue  to have  adverse effects on the  economies  and  securities  markets of certain  emerging  market countries. In an attempt to control inflation, wage and price controls have been imposed in certain  countries.  Of these countries,  some, in recent years, have begun to control inflation through prudent economic policies.

Emerging market governmental issuers are among the largest debtors to commercial banks,  foreign  governments,  international  financial  organizations and other financial  institutions.  Certain emerging market governmental  issuers have not been able to make  payments of interest on or principal of debt  obligations  as those  payments  have  come due.  Obligations  arising  from past  restructuring agreements  may  affect  the  economic  performance  and  political  and  social stability of those issuers.

Governments  of many emerging  market  countries  have exercised and continue to exercise  substantial  influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given  country.  As a result,  government  actions  in the  future  could have a significant  effect on economic  conditions in emerging markets,  which in turn, may adversely affect companies in the private sector,  general market conditions and prices and yields of  certain  of the  securities  in the fund's  portfolio.
Expropriation,  confiscatory taxation,  nationalization,  political, economic or social instability or other similar  developments have occurred  frequently over the history of certain  emerging  markets and could adversely  affect the fund's assets should these conditions recur.

The  ability of  emerging  market  country  governmental  issuers to make timely payments  on their  obligations  is  likely  to be  influenced  strongly  by the issuer's balance of payments,  including export  performance,  and its access to international  credits and  investments.  An emerging  market whose  exports are concentrated  in a few  commodities  could be  vulnerable  to a  decline  in the
international   prices   of  one  or  more  of  those   commodities.   Increased
protectionism  on the part of an emerging  market's  trading partners could also adversely  affect the country's  exports and diminish its trade account surplus, if any. To the extent that emerging  markets  receive payment for its exports in currencies other than dollars or non-emerging market currencies,  its ability to make debt payments  denominated  in dollars or  non-emerging  market  currencies could be affected.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country.  Fluctuations in the level of these  reserves  affect the amount of foreign  exchange  readily available  for  external  debt  payments  and thus  could  have a bearing on the
capacity  of  emerging   market   countries  to  make  payments  on  these  debt
obligations.

To the extent that an emerging  market country cannot  generate a trade surplus, it must  depend on  continuing  loans  from  foreign  governments,  multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of emerging markets to these forms of external  funding may not be certain,  and a withdrawal  of external  funding could  adversely  affect the capacity of emerging  market  country  governmental issuers  to make  payments  on  their  obligations.  In  addition,  the  cost of servicing  emerging  market  debt  obligations  can be  affected  by a change in international  interest  rates  since the  majority of these  obligations  carry interest rates that are adjusted periodically based upon international rates.

Investment Company Securities. A fund may acquire securities of other investment companies to the extent consistent with its investment  objective and subject to the limitations of the 1940 Act. A fund will  indirectly bear its  proportionate share of any management  fees and other  expenses paid by such other  investment companies.

For example,  a fund may invest in a variety of investment  companies which seek to track the  composition  and  performance  of  specific  indexes or a specific portion of an index.  These  index-based  investments hold  substantially all of their assets in securities representing their specific index.  Accordingly,  the main risk of investing in index-based  investments is the same as investing in a portfolio  of equity  securities  comprising  the index.  The  market  prices of index-based  investments  will fluctuate in accordance  with both changes in the market  value of their  underlying  portfolio  securities  and due to supply and demand for the  instruments on the exchanges on which they are traded (which may result in their  trading at a discount  or premium to their  NAVs).  Index-based investments  may not

                                       12

replicate   exactly  the   performance  of  their  specified  index  because  of
transaction  costs  and  because  of the  temporary  unavailability  of  certain component securities of the index.

Examples of index-based investments include:

SPDRs(R):  SPDRs,  an acronym for "Standard & Poor's  Depositary  Receipts," are based on the S&P 500  Composite  Stock Price Index.  They are issued by the SPDR
Trust,  a unit  investment  trust that  holds  shares of  substantially  all the companies  in the S&P 500 in  substantially  the  same  weighting  and  seeks to closely track the price performance and dividend yield of the Index.

MidCap  SPDRs(R):  MidCap SPDRs are based on the S&P MidCap 400 Index.  They are issued by the MidCap SPDR Trust, a unit investment  trust that holds a portfolio of securities  consisting of  substantially  all of the common stocks in the S&P
MidCap 400 Index in substantially  the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R):  Select Sector SPDRs are based on a particular sector or group of  industries  that are  represented  by a specified  Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The
Select Sector SPDR Trust, an open-end  management  investment  company with nine portfolios  that each seeks to closely track the price  performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM):  DIAMONDS are based on the Dow Jones Industrial Average(SM).  They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100  Trust, a unit investment  trust that holds a portfolio consisting of substantially  all of the securities,  in  substantially  the same weighting,  as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

Investment of Uninvested Cash Balances.  A fund may have cash balances that have not been invested in portfolio securities  ("Uninvested Cash").  Uninvested Cash may result from a variety of sources,  including  dividends or interest received from portfolio securities, unsettled securities transactions,  reserves held for investment strategy purposes, scheduled maturity of investments,  liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors.  Uninvested  Cash may be invested  directly in money market  instruments or other short-term debt  obligations.  Pursuant to an
Exemptive  Order issued by the SEC, a fund may use  Uninvested  Cash to purchase shares of affiliated  funds including money market funds,  short-term bond funds and Cash  Management  QP Trust,  or one or more  future  entities  for which the
Advisor acts as trustee or  investment  advisor that operate as cash  management investment  vehicles and that are excluded  from the  definition  of  investment company  pursuant to section  3(c)(1) or 3(c)(7) of the 1940 Act  (collectively, the "Central  Funds") in excess of the  limitations  of Section  12(d)(1) of the
1940  Act.  Investment  by a fund in  shares  of the  Central  Funds  will be in accordance with a fund's  investment  policies and  restrictions as set forth in its registration statement.

Certain of the Central Funds comply with Rule 2a-7 under the 1940 Act. The other
Central Funds are or will be short-term  bond funds that invest in  fixed-income securities  and maintain a dollar  weighted  average  maturity of three years or less.  Each of the  Central  Funds will be managed  specifically  to  maintain a highly  liquid  portfolio,  and access to them will enhance a fund's  ability to manage Uninvested Cash.

A fund will invest  Uninvested  Cash in Central  Funds only to the extent that a fund's  aggregate  investment  in the  Central  Funds does not exceed 25% of its total  assets.  Purchase  and sales of shares of  Central  Funds are made at net asset value.

Lending of Portfolio Securities.  The Fund may lend its investment securities to approved institutional borrowers,  including those who need to borrow securities in order  to  complete  certain  transactions,  such as  covering  short  sales, avoiding failures to deliver securities or completing arbitrage  operations.  By lending  its  investment  securities,  the

                                       13

Fund  attempts  to increase  its net  investment  income  through the receipt of interest  on the loan.  Any gain or loss in the market  price of the  securities loaned  that might occur  during the term of the loan would  belong to the Fund.
The Fund may lend its investment securities so long as the terms,  structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder,  which currently require  that (a) the  borrower  pledge and  maintain  with the Fund  collateral consisting of liquid,  unencumbered  assets having a value at all times not less than 100% of the value of the  securities  loaned,  (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower
"marks  to the  market"  on a daily  basis),  (c) the  loan be made  subject  to termination  by the  Fund at any  time,  and (d) the  Fund  receives  reasonable interest on the loan (which may include the Fund  investing any cash  collateral in interest bearing  short-term  investments),  and  distributions on the loaned securities  and any increase in their market value.  There may be risks of delay in recovery of the  securities or even loss of rights in the  collateral  should the borrower of the securities  fail  financially.  However,  loans will be made only  to  borrowers  selected  by  the  Fund's  delegate  after  a  commercially
reasonable   review  of  relevant   facts  and   circumstances,   including  the
creditworthiness of the borrower.

At the  present  time,  the staff of the SEC does not  object  if an  investment company pays reasonable negotiated fees in connection with loaned securities, so long as such  fees are set  forth in a  written  contract  and  approved  by the investment company's Board of Trustees. In addition, voting rights may pass with the loaned securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted. Pursuant to an exemptive order granted by the SEC, cash  collateral  received by the Fund may be invested in a money market fund managed by the Advisor (or one of its affiliates).

Micro-Cap Company Risk. While, historically, micro-capitalization company stocks have  outperformed  the stocks of large  companies,  the former have customarily involved more investment risk as well.  There can be no assurance that this will continue  to be true in the  future.  Micro-capitalization  companies  may  have limited product lines, markets or financial resources; may lack management depth or experience;  and may be more vulnerable to adverse general market or economic developments than large companies.  The prices of  micro-capitalization  company securities  are often more  volatile than prices  associated  with large company issues,  and can display  abrupt or erratic  movements at times,  due to limited trading volumes and less publicly available information.

Also,  because   micro-capitalization   companies  normally  have  fewer  shares
outstanding and these shares trade less frequently than large companies,  it may be more difficult for a fund to buy and sell significant  amounts of such shares without an unfavorable impact on prevailing market prices.

Some of the companies in which a fund may invest may distribute, sell or produce products  which have recently been brought to market and may be dependent on key personnel.  The  securities of  micro-capitalization  companies are often traded over-the-counter  and may not be traded in the  volumes  typical  on a  national securities exchange. Consequently, in order to sell this type of holding, a fund may need to  discount  the  securities  from  recent  prices or  dispose  of the securities over a long period of time.

Participation  Interests.  A  fund  may  purchase  from  financial  institutions
participation   interests  in  securities   in  which  a  fund  may  invest.   A
participation interest gives a fund an undivided interest in the security in the proportion that a fund's participation interest bears to the principal amount of the security.  These  instruments may have fixed,  floating or variable interest rates.  If the  participation  interest is  unrated,  or has been given a rating below  that which is  permissible  for  purchase  by a fund,  the  participation interest  will be backed by an  irrevocable  letter of credit or  guarantee of a bank,  or  the  payment  obligation  otherwise  will  be  collateralized  by  US
Government  securities,  or,  in the  case of  unrated  participation  interest, determined by the Advisor to be of comparable  quality to those  instruments  in which a fund may invest. For certain participation  interests,  a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of a fund's participation interests in the security, plus accrued interest.
As to these  instruments,  a fund  generally  intends to  exercise  its right to demand payment only upon a default under the terms of the security.

Privatized Enterprises. Investments in foreign securities may include securities
issued  by  enterprises   that  have  undergone  or  are  currently   undergoing
privatization.  The  governments of certain  foreign  countries have, to varying degrees,  embarked on privatization  programs  contemplating  the sale of all or part of their  interests  in state  enterprises.  A  fund's  investments  in the
securities  of  privatized   enterprises   may  include   privately   negotiated

                                       14

investments in a government or  state-owned or controlled  company or enterprise that has not yet  conducted  an  initial  equity  offering,  investments  in the initial  offering of equity  securities  of a state  enterprise  or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain  jurisdictions,  the ability of foreign entities,  such as a fund, to participate in privatizations may be limited by local law, or the price or terms on which a fund may be able to  participate  may be less  advantageous  than for local investors.  Moreover, there can be no assurance that governments that have embarked on  privatization  programs will continue to divest their  ownership of state  enterprises,  that  proposed  privatizations  will be  successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the  enterprises in which a fund may invest,  large blocks of the stock of those  enterprises may be held by a small group of  stockholders,  even after  the  initial  equity  offerings  by those  enterprises.  The sale of some portion or all of those blocks could have an adverse  effect on the price of the stock of any such enterprise.

Prior to making an initial  equity  offering,  most state  enterprises or former state  enterprises go through an internal  reorganization  or  management.  Such reorganizations  are made in an attempt to better  enable these  enterprises  to compete in the private sector. However,  certain reorganizations could result in a  management  team  that does not  function  as well as an  enterprise's  prior management and may have a negative effect on such enterprise.  In addition,  the privatization  of an  enterprise  by its  government  may occur over a number of years,  with the  government  continuing to hold a  controlling  position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a fund may invest enjoy the protection of and receive  preferential  treatment from the respective sovereigns  that own or control them.  After making an initial equity  offering,
these   enterprises   may  no  longer  have  such  protection  or  receive  such preferential  treatment and may become subject to market  competition from which they were  previously  protected.  Some of these  enterprises may not be able to operate  effectively in a competitive market and may suffer losses or experience bankruptcy due to such competition.

Real  Estate  Investment  Trusts  ("REITs").   REITs  are  sometimes  informally
characterized  as equity REITs,  mortgage REITs and hybrid REITs.  Investment in
REITs may subject a fund to risks  associated with the direct  ownership of real estate,  such  as  decreases  in real  estate  values,  overbuilding,  increased competition  and other risks  related to local or general  economic  conditions, increases  in  operating  costs and  property  taxes,  changes  in zoning  laws, casualty or condemnation losses, possible environmental liabilities,  regulatory limitations on rent and  fluctuations  in rental income.  Equity REITs generally experience  these risks  directly  through fee or leasehold  interests,  whereas mortgage REITs generally  experience  these risks  indirectly  through  mortgage interests,  unless the mortgage REIT  forecloses on the underlying  real estate.
Changes in interest  rates may also affect the value of a fund's  investment  in
REITs.  For  instance,  during  periods of  declining  interest  rates,  certain mortgage REITs may hold mortgages  that the  mortgagors  elect to prepay,  which prepayment may diminish the yield on securities issued by those REITs.

Certain REITs have relatively  small market  capitalizations,  which may tend to increase the  volatility of the market price of their  securities.  Furthermore,
REITs  are  dependent  upon   specialized   management   skills,   have  limited
diversification and are,  therefore,  subject to risks inherent in operating and financing a limited  number of  projects.  REITs are also  subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free  pass-through of income under the Internal Revenue Code of 1986, as amended,  and to maintain  exemption from the  registration  requirements of the
Investment  Company Act of 1940,  as amended.  By investing in REITs  indirectly through a fund, a shareholder will bear not only his or her proportionate  share of the expenses of a fund, but also, indirectly,  similar expenses of the REITs.
In addition,  REITs depend  generally on their  ability to generate cash flow to make distributions to shareholders.

Repurchase  Agreements.  A fund may invest in repurchase  agreements pursuant to its investment guidelines.  In a repurchase agreement, a fund acquires ownership of a security and simultaneously  commits to resell that security to the seller, typically a bank or broker/dealer.

                                       15

A repurchase  agreement  provides a means for a fund to earn income on funds for periods as short as overnight.  It is an  arrangement  under which the purchaser
(i.e., the fund) acquires a security  ("Obligation")  and the seller agrees,  at the time of sale, to repurchase  the  Obligation at a specified  time and price.
Securities  subject to a repurchase  agreement are held in a segregated  account and the value of such securities is kept at least equal to the repurchase  price on a daily basis.  The repurchase  price may be higher than the purchase  price, the difference  being income to the fund, or the purchase and repurchase  prices may be the same,  with interest at a stated rate due to a fund together with the repurchase  price  upon  repurchase.  In either  case,  the  income to a fund is unrelated to the interest rate on the  Obligation  itself.  Obligations  will be held by the custodian or in the Federal Reserve Book Entry System.

It is not clear  whether a court would  consider the  Obligation  purchased by a fund subject to a  repurchase  agreement as being owned by that fund or as being collateral  for a  loan  by  that  fund  to the  seller.  In  the  event  of the commencement of bankruptcy or insolvency  proceedings with respect to the seller of the  Obligation  before  repurchase  of the  Obligation  under  a  repurchase agreement,  a fund may encounter delay and incur costs before being able to sell the  security.  Delays may  involve  loss of interest or decline in price of the
Obligation.  If the court  characterizes  the transaction as a loan and the fund has not  perfected  a  security  interest  in the  Obligation,  that fund may be required to return the  Obligation  to the seller's  estate and be treated as an unsecured creditor of the seller. As an unsecured  creditor,  a fund would be at risk  of  losing  some  or all of  the  principal  and  income  involved  in the transaction.  As with any unsecured  debt  Obligation  purchased for a fund, the
Advisor  seeks to minimize the risk of loss  through  repurchase  agreements  by analyzing the  creditworthiness  of the obligor,  in this case the seller of the
Obligation.  Apart from the risk of bankruptcy or insolvency proceedings,  there is also the risk that the seller may fail to repurchase the Obligation, in which case a fund may incur a loss if the proceeds to that fund of the sale to a third party  are  less  than  the  repurchase  price.  However,  if the  market  value
(including  interest)  of the  Obligation  subject to the  repurchase  agreement becomes  less than the  repurchase  price  (including  interest),  the fund will direct the seller of the Obligation to deliver additional securities so that the market value  (including  interest) of all securities  subject to the repurchase agreement will equal or exceed the repurchase price.

Reverse  Repurchase  Agreements.  A fund  may  enter  into  "reverse  repurchase agreements,"  which are repurchase  agreements in which a fund, as the seller of the  securities,  agrees to repurchase  them at an agreed upon time and price. A fund  maintains a segregated  account in  connection  with  outstanding  reverse repurchase agreements. A fund will enter into reverse repurchase agreements only when the  Advisor  believes  that the  interest  income  to be  earned  from the investment of the proceeds of the transaction  will be greater than the interest expense of the transaction.  Such transactions may increase  fluctuations in the market value of a fund's assets and may be viewed as a form of leverage.

Small Company  Risk.  The Advisor  believes  that many small  companies may have sales and earnings growth rates which exceed those of larger companies, and that such  growth  rates  may  in  turn  be  reflected  in  more  rapid  share  price appreciation  over time.  However,  investing in smaller company stocks involves greater risk than is  customarily  associated  with  investing  in larger,  more established companies.  For example,  smaller companies can have limited product lines,  markets,  or financial and managerial  resources.  Smaller companies may also be dependent on one or a few key persons,  and may be more  susceptible  to losses and risks of bankruptcy. Also, the securities of smaller companies may be thinly traded (and  therefore  have to be sold at a discount from current market prices or sold in small lots over an extended period of time). Transaction costs in smaller company stocks may be higher than those of larger companies.

Strategic  Transactions  and  Derivatives.  A fund may,  but is not required to, utilize various other investment  strategies as described below for a variety of purposes,  such as hedging various market risks, managing the effective maturity or duration of the fixed-income securities in each fund's portfolio or enhancing potential gain.  These  strategies may be executed through the use of derivative contracts.

In the course of pursuing these investment  strategies,  a fund may purchase and sell  exchange-listed and  over-the-counter  put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon,  enter into various  transactions  such as swaps, caps, floors, collars,  currency forward contracts,  currency futures contracts, currency swaps or options on currencies,  or currency  futures and various other currency  transactions  (collectively,  all  the  above  are  called  "Strategic
Transactions").  In addition, strategic transactions may also include additional techniques,  instruments or strategies , including  those developed

                                       16

from time to time. Strategic  Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect  against  possible changes in the  market  value of  securities  held in or to be  purchased  for a fund's  portfolio  resulting from securities  markets or currency  exchange rate fluctuations, to protect a fund's unrealized gains in the value of its portfolio securities,  to facilitate the sale of such securities for investment  purposes, to manage the effective maturity or duration of a fund's portfolio, to establish a position in the derivatives  markets as a substitute for purchasing or selling particular securities or for any other purpose permitted by applicable law. Some
Strategic  Transactions  may also be used to enhance  potential gain although no more  than  5% of a  fund's  assets  will  be  committed  to  certain  Strategic
Transactions  entered  into  for  non-hedging  purposes.  Any or  all  of  these investment techniques may be used at any time and in any combination,  and there is no particular  strategy  that  dictates the use of one technique  rather than another, as use of any Strategic Transaction is a function of numerous variables including  market  conditions.  The ability of a fund to utilize these Strategic
Transactions  successfully  will  depend on the  Advisor's  ability  to  predict pertinent market movements, which cannot be assured. Strategic Transactions will not be used to alter fundamental  investment  purposes and  characteristics of a fund.

Strategic  Transactions,  including derivative contracts,  have risks associated with them  including  possible  default by the other  party to the  transaction, illiquidity and, to the extent the Advisor's view as to certain market movements is incorrect,  the risk that the use of such Strategic Transactions could result in losses  greater  than if they had not been used.  Use of put and call options may  result  in  losses  to a fund,  force  the sale or  purchase  of  portfolio securities  at  inopportune  times or for prices higher than (in the case of put options)  or lower than (in the case of call  options)  current  market  values, limit the amount of  appreciation a fund can realize on its investments or cause a fund  to  hold a  security  it  might  otherwise  sell.  The  use of  currency transactions  can result in a fund  incurring  losses as a result of a number of
factors   including  the   imposition  of  exchange   controls,   suspension  of
settlements,  or the inability to deliver or receive a specified  currency.  The use of  options  and  futures  transactions  entails  certain  other  risks.  In particular,  the  variable  degree of  correlation  between  price  movements of futures  contracts and price  movements in the related  portfolio  position of a fund  creates  the  possibility  that losses on the  hedging  instrument  may be greater than gains in the value of a fund's position.  In addition,  futures and
options   markets   may  not  be  liquid  in  all   circumstances   and  certain
over-the-counter options may have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring  substantial losses,  if at all.  Although  the use of futures and options  transactions  for hedging  should tend to minimize  the risk of loss due to a decline in the value of the hedged  position,  at the same time they tend to limit any potential gain which might result from an increase in value of such position.  Other  Strategic
Transactions,  such as forward  contracts and swaps, are also subject to similar risks. Losses resulting from the use of Strategic  Transactions would reduce net asset  value,  and possibly  income,  and such losses can be greater than if the
Strategic Transactions had not been utilized.

General  Characteristics of Options. Put options and call options typically have similar structural  characteristics and operational  mechanics regardless of the underlying  instrument on which they are purchased or sold.  Thus, the following general  discussion relates to each of the particular types of options discussed in greater  detail below.  In addition,  many Strategic  Transactions  involving options  require  segregation of fund assets in special  accounts,  as described below under "Use of Segregated and Other Special Accounts."

A put option gives the purchaser of the option,  upon payment of a premium,  the right to sell, and the writer the  obligation to buy, the  underlying  security, commodity,  index,  currency or other  instrument  at the  exercise  price.  For instance,  a fund's  purchase of a put option on a security might be designed to protect its holdings in the underlying  instrument (or, in some cases, a similar instrument)  against a substantial  decline in the market value by giving a fund the right to sell such  instrument at the option  exercise price. A call option, upon payment of a premium,  gives the  purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price.  A fund's  purchase  of a call option on a  security,  financial  future, index,  currency or other instrument might be intended to protect a fund against an  increase  in the  price of the  underlying  instrument  that it  intends  to purchase  in the  future  by  fixing  the  price at which it may  purchase  such instrument.  An American  style put or call option may be  exercised at any time during  the  option  period  while a  European  style put or call  option may be exercised only upon expiration or during a fixed period prior thereto. A fund is authorized to purchase and sell  exchange  listed  options and  over-the-counter options  ("OTC  options").  Exchange  listed  options  are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"),  which guarantees the  performance  of the  obligations  of  the  parties  to  such  options.  The discussion  below uses the OCC as an example,  but is also  applicable  to other financial intermediaries.

                                       17

With certain exceptions, OCC issued and exchange listed options generally settle by physical  delivery of the  underlying  security or currency,  although in the future cash  settlement  may become  available.  Index  options  and  Eurodollar instruments are cash settled for the net amount,  if any, by which the option is
"in-the-money"  (i.e., where the value of the underlying  instrument exceeds, in the case of a call  option,  or is less than,  in the case of a put option,  the exercise  price of the option) at the time the option is exercised.  Frequently, rather than taking or making delivery of the underlying  instrument  through the process of  exercising  the option,  listed  options are closed by entering into offsetting  purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent,  in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions  imposed by an exchange;  (iii) trading halts, suspensions or other restrictions  imposed with respect to particular classes or series of  options or  underlying  securities  including  reaching  daily  price limits;  (iv)  interruption of the normal  operations of the OCC or an exchange;
(v) inadequacy of the facilities of an exchange or OCC to handle current trading volume;  or (vi) a decision by one or more exchanges to discontinue  the trading of options  (or a  particular  class or series of  options),  in which event the relevant market for that option on that exchange would cease to exist,  although outstanding  options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed  options may not coincide  with the hours during which the underlying  financial  instruments are traded.  To the extent that the
option   markets  close  before  the  markets  for  the   underlying   financial
instruments,  significant  price  and  rate  movements  can  take  place  in the underlying markets that cannot be reflected in the option markets.

OTC  options  are  purchased  from  or  sold to  securities  dealers,  financial institutions  or  other  parties  ("Counterparties")  through  direct  bilateral agreement with the Counterparty.  In contrast to exchange listed options,  which generally have standardized terms and performance mechanics, all the terms of an
OTC option, including such terms as method of settlement,  term, exercise price, premium,  guarantees and security, are set by negotiation of the parties. A fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back  provision  permitting a fund to require the Counterparty to sell the option  back to a fund at a formula  price  within  seven days.  A fund  expects generally  to enter  into OTC  options  that  have cash  settlement  provisions, although it is not required to do so.

Unless the  parties  provide  for it,  there is no central  clearing or guaranty function in an OTC option.  As a result,  if the  Counterparty  fails to make or take delivery of the security,  currency or other  instrument  underlying an OTC option  it has  entered  into  with a fund or  fails  to make a cash  settlement payment due in  accordance  with the terms of that option,  a fund will lose any premium  it paid  for the  option  as well  as any  anticipated  benefit  of the transaction.  Accordingly,  the Advisor must assess the creditworthiness of each such Counterparty or any guarantor or credit  enhancement of the  Counterparty's credit to  determine  the  likelihood  that the terms of the OTC option  will be satisfied. A fund will engage in OTC option transactions only with US government securities  dealers  recognized  by the  Federal  Reserve  Bank  of New  York as
"primary  dealers"  or  broker/dealers,  domestic  or  foreign  banks  or  other financial  institutions which have received (or the guarantors of the obligation of which have  received) a short-term  credit rating of A-1 from S&P or P-1 from
Moody's or an  equivalent  rating  from any  nationally  recognized  statistical rating organization ("NRSRO") or, in the case of OTC currency transactions,  are determined to be of equivalent  credit quality by the Advisor.  The staff of the
SEC  currently  takes the position  that OTC options  purchased  by a fund,  and portfolio securities "covering" the amount of a fund's obligation pursuant to an
OTC option sold by it (the cost of the sell-back plus the  in-the-money  amount, if any) are  illiquid,  and are subject to a fund's  limitation  on investing no more than 15% of its net assets in illiquid securities.

If a fund sells a call  option,  the  premium  that it  receives  may serve as a partial hedge,  to the extent of the option  premium,  against a decrease in the value of the  underlying  securities  or  instruments  in its  portfolio or will increase a fund's income. The sale of put options can also provide income.

A fund may purchase and sell call  options on,  among other  things,  securities including US Treasury and agency securities, mortgage-backed securities, foreign
sovereign  debt,  corporate  debt  securities,   equity  securities   (including

                                       18

convertible  securities)  and Eurodollar  instruments  that are traded on US and foreign  securities  exchanges  and  in  the  over-the-counter  markets,  and on securities indices,  currencies and futures contracts.  All calls sold by a fund must be "covered"  (i.e.,  a fund must own the  securities  or futures  contract subject to the call) or must meet the asset segregation  requirements  described below as long as the call is  outstanding.  Even though a fund will  receive the option  premium to help protect it against loss, a call sold by a fund exposes a fund during the term of the option to possible  loss of  opportunity  to realize appreciation  in the market price of the  underlying  security or instrument and may require a fund to hold a security  or  instrument  which it might  otherwise have sold.

A fund may  purchase  and sell put options on,  among other  things,  securities including US Treasury and agency securities, mortgage-backed securities, foreign
sovereign  debt,  corporate  debt  securities,   equity  securities   (including
convertible  securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio),  and on securities  indices,  currencies and futures contracts other than futures on individual corporate debt and individual equity securities.  A fund will not sell put options if, as a result,  more than
50% of a fund's  total assets  would be required to be  segregated  to cover its potential  obligations  under such put options  other than those with respect to futures and options thereon. In selling put options, there is a risk that a fund may be required to buy the underlying security at a disadvantageous  price above the market price.

General  Characteristics  of Futures. A fund may enter into futures contracts or purchase  or sell  put and  call  options  on such  futures  as a hedge  against anticipated  interest rate, currency or equity market changes,  and for duration management,  risk  management  and  return  enhancement  purposes.  Futures  are generally  bought and sold on the  commodities  exchanges  where they are listed with payment of initial and variation  margin as described  below. The sale of a futures  contract  creates a firm  obligation  by the seller,  to deliver to the buyer the specific type of financial  instrument called for in the contract at a specific  future  time for a  specified  price  (or,  with  respect  to  certain instruments,  such as index  futures and  Eurodollar  instruments,  the net cash amount)  and a firm  obligation  by the buyer to deliver  the  specified  price.
Options on futures contracts are similar to options on securities except that an option on a futures  contract  gives the  purchaser  the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

The funds have claimed exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Therefore, the funds are not subject to commodity  pool  operator  registration  and  regulation  under the Commodity
Exchange  Act.  Futures and options on futures may be entered into for bona fide hedging,  risk management (including duration management) or other portfolio and
return  enhancement  management  purposes.  Typically,   maintaining  a  futures
contract  or  selling  an  option  thereon  requires  a fund to  deposit  with a financial  intermediary  as security  for its  obligations  an amount of cash or other specified  assets (initial  margin) which initially is typically 1% to 10%
of the face amount of the  contract  (but may be higher in some  circumstances).
Additional  cash or assets  (variation  margin) may be required to be  deposited thereafter  on a  daily  basis  as the  mark to  market  value  of the  contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further  obligation on the part of a fund. If a fund  exercises  an option on a futures  contract it will be obligated to post initial margin (and  potential  subsequent  variation  margin) for the resulting futures  position  just as it would  for any  position.  Futures  contracts  and options thereon are generally settled by entering into an offsetting transaction but  there  can be no  assurance  that  the  position  can be  offset  prior  to settlement at an advantageous price, nor that delivery will occur.

Options on  Securities  Indices  and Other  Financial  Indices.  A fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through  the sale or  purchase  of options  on  individual  securities  or other instruments.  Options on  securities  indices  and other  financial  indices are similar to options on a security or other  instrument  except that,  rather than settling by physical delivery of the underlying instrument,  they settle by cash settlement,  i.e.,  an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds,  in the case of a call, or is less than, in the case of a put, the exercise  price of the option  (except if, in the case of an OTC option, physical delivery is specified).  This amount of cash is equal to the excess of the closing  price of the index over the exercise  price of the option,  which  also may be  multiplied  by a formula  value.  The seller of the option is  obligated,  in return for the premium  received,  to make delivery of this  amount.  The  gain or loss on an  option  on an  index  depends  on  price movements in the instruments

                                       19

making up the market,  market segment,  industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency  Transactions.   A  fund  may  engage  in  currency  transactions  with
Counterparties  primarily in order to hedge,  or manage the risk of the value of portfolio holdings denominated in particular  currencies against fluctuations in relative  value.  Currency  transactions  include  forward  currency  contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately  negotiated obligation  to purchase or sell (with  delivery  generally  required) a specific currency at a future  date,  which may be any fixed number of days from the date of the contract  agreed upon by the  parties,  at a price set at the time of the contract.  A currency  swap is an agreement to exchange  cash flows based on the notional  difference  among two or more currencies and operates  similarly to an interest  rate swap,  which is described  below.  A fund may enter into currency transactions with  Counterparties  which have received (or the guarantors of the obligations  which  have  received)  a  credit  rating  of  A-1 or P-1 by S&P or
Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency  options) are determined to be of equivalent  credit quality by the Advisor.

A fund's dealings in forward currency contracts and other currency  transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific  transactions or portfolio positions except as described below.  Transaction hedging is entering into a currency transaction with respect to specific  assets or liabilities of a fund,  which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt  of income  therefrom.  Position  hedging  is  entering  into a currency
transaction  with  respect  to  portfolio  security  positions   denominated  or
generally quoted in that currency.

A fund generally will not enter into a transaction to hedge currency exposure to an extent greater,  after netting all transactions  intended wholly or partially to offset other  transactions,  than the aggregate  market value (at the time of entering into the  transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently  convertible into such currency, other than with respect to proxy hedging or cross hedging as described below, as applicable.

A fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other  currencies  to  which  a fund  has or in  which  a fund  expects  to have portfolio exposure.

To reduce  the  effect of  currency  fluctuations  on the value of  existing  or anticipated  holdings of portfolio  securities,  a fund may also engage in proxy hedging.  Proxy  hedging  is  often  used  when the  currency  to which a fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging  entails  entering into a commitment or option to sell a currency  whose changes in value are  generally  considered  to be  correlated  to a currency or currencies  in which  some or all of a fund's  portfolio  securities  are or are expected  to be  denominated,  in  exchange  for US  dollars.  Currency  hedging involves some of the same risks and  considerations  as other  transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged  fluctuates in value to a degree or in a direction that is not  anticipated.  Further,  there is the risk  that the  perceived  correlation between  various  currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging.  If a fund enters into a currency hedging  transaction,  a fund will comply with the asset  segregation requirements described below, as applicable.

Risks of  Currency  Transactions.  Currency  transactions  are  subject to risks different from those of other portfolio  transactions.  Because currency control is of great  importance  to the  issuing  governments  and  influences  economic planning and policy, purchases and sales of currency and related instruments can
be  negatively  affected  by  government  exchange  controls,   blockages,   and
manipulations or exchange restrictions imposed by governments.  These can result in losses to a fund if it is unable to deliver or receive  currency  or funds in settlement of obligations  and could also cause hedges it has entered into to be rendered  useless,  resulting  in full  currency  exposure as well as  incurring transaction  costs.  Buyers and sellers of  currency  futures are subject to the same risks that apply to the use of futures generally.  Further, settlement of a currency  futures  contract for the purchase of most  currencies must occur at a bank  based in the  issuing  nation.  Trading  options  on  currency  futures is relatively  new,  and the ability to establish  and close out  positions on such options is subject to the maintenance of a liquid market which may not always be available.  Currency  exchange rates may fluctuate based on factors extrinsic to that country's economy.

                                       20

Swaps, Caps, Floors and Collars.  Among the Strategic  Transactions into which a fund may enter  are  interest  rate,  currency,  index  and other  swaps and the purchase or sale of related  caps,  floors and collars.  A fund expects to enter into these transactions primarily to preserve a return or spread on a particular
investment  or  portion  of  its   portfolio,   to  protect   against   currency
fluctuations,  as a  duration  management  technique,  to  protect  against  any increase in the price of  securities a fund  anticipates  purchasing  at a later date or to enhance  returns.  A fund will not sell  interest rate caps or floors where it does not own  securities  or other  instruments  providing  the  income stream a fund may be obligated to pay.  Interest rate swaps involve the exchange by a fund with another party of their  respective  commitments to pay or receive interest,  e.g.,  an exchange of floating  rate payments for fixed rate payments with respect to a notional amount of principal.  A currency swap is an agreement to exchange cash flows on a notional amount of two or more  currencies  based on the relative value  differential among them and an index swap is an agreement to swap cash  flows on a  notional  amount  based on  changes  in the values of the reference  indices.  The  purchase of a cap  entitles  the  purchaser to receive payments on a notional  principal  amount from the party selling such cap to the extent that a specified index exceeds a  predetermined  interest rate or amount.
The purchase of a floor entitles the purchaser to receive payments on a notional principal  amount  from  the  party  selling  such  floor to the  extent  that a specified index falls below a predetermined interest rate or amount. A collar is a  combination  of a cap and a floor that  preserves a certain  return  within a predetermined range of interest rates or values.

Use of Segregated and Other Special Accounts. Most Strategic  Transactions,  and
certain other instruments (such as reverse repurchase  agreements,  dollar rolls and when-issued securities),  expose the Fund to an obligation to another party.
The Fund will comply with SEC  guidelines  regarding  cover for these  Strategic
Transactions  and instruments and will, if the guidelines so require,  segregate on its books cash or liquid assets in the prescribed amount as determined daily.
The Fund may also enter into offsetting  transactions or own positions  covering its  obligations.  Although  this SAI  describes  certain  permitted  methods of segregating assets or otherwise "covering" such transactions for these purposes, such  descriptions  are not intended to be  exhaustive.  The Fund may cover such transactions  using other methods currently or in the future permitted under the
1940 Act,  the rules and  regulations  thereunder,  or orders  issued by the SEC thereunder. For these purposes, interpretations and guidance provided by the SEC staff may be taken into  account  when deemed  appropriate  by the Fund.  To the extent that a Fund covers its commitment  under Strategic  Transactions and such other  instruments,  including by segregation  of liquid  assets,  entering into offsetting  transactions  or owning  positions  covering its  obligations,  such
Strategic  Transactions  and  instruments  will  not  be  considered  a  "senior security"  by the  Fund and  therefore  will not be  subject  to the 300%  asset coverage requirement otherwise applicable to borrowings by the Fund.

Assets  used as cover  cannot be sold while the  position  in the  corresponding
Strategic Transaction or other such instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio  management or the
Fund's ability to meet redemption requests or other current obligations.

Trust Preferred  Securities.  A fund may invest in Trust  Preferred  Securities, which are hybrid  instruments  issued by a special  purpose  trust (the "Special
Trust"),  the entire equity  interest of which is owned by a single issuer.  The proceeds of the issuance to a fund of Trust  Preferred  Securities are typically used to purchase a junior  subordinated  debenture,  and distributions  from the
Special  Trust are funded by the  payments  of  principal  and  interest  on the subordinated debenture.

If payments on the underlying junior subordinated debentures held by the Special
Trust are deferred by the debenture  issuer,  the debentures would be treated as original issue discount ("OID")  obligations for the remainder of their term. As a  result,  holders  of Trust  Preferred  Securities,  such as a fund,  would be required to accrue  daily for  Federal  income tax  purposes  their share of the stated interest and the de minimis OID on the debentures  (regardless of whether a fund receives any cash distributions from the Special Trust), and the value of
Trust  Preferred  Securities  would  likely  be  negatively  affected.  Interest payments on the underlying junior subordinated  debentures typically may only be deferred if dividends are  suspended on both common and  preferred  stock of the issuer. The underlying junior  subordinated  debentures  generally rank slightly higher in terms of payment priority than both common and preferred securities of the issuer,  but rank below other  subordinated  debentures and debt securities.
Trust Preferred  Securities may be subject to mandatory prepayment under certain circumstances.  The  market  values of Trust

                                       21

Preferred  Securities  may be more  volatile  than  those of  conventional  debt securities.  Trust  Preferred  Securities may be issued in reliance on Rule 144A under  the  Securities  Act of 1933,  and,  unless  and  until  registered,  are restricted  securities;  there can be no assurance as to the  liquidity of Trust
Preferred  Securities and the ability of holders of Trust Preferred  Securities, such as a fund, to sell their holdings.

US Government Securities.  US Treasury securities,  backed by the full faith and credit of the US  Government,  include a variety of  securities  which differ in their  interest  rates,  maturities  and times of issuance.  Treasury bills have original maturities of one year or less. Treasury notes have original maturities of one to ten years and Treasury  bonds  generally  have original  maturities of greater than ten years.

US Government agencies and instrumentalities which issue or guarantee securities include,  for example,  the Export-Import Bank of the United States, the Farmers
Home Administration, the Federal Home Loan Mortgage Corporation, the Fannie Mae,
the Small Business  Administration and the Federal Farm Credit Bank. Obligations
of some of these agencies and instrumentalities, such as the Export-Import Bank, are supported by the full faith and credit of the United States; others, such as the  securities  of the Federal Home Loan Bank,  by the ability of the issuer to borrow from the  Treasury;  while still  others,  such as the  securities of the
Federal Farm Credit Bank,  are  supported  only by the credit of the issuer.  No assurance can be given that the US Government would provide financial support to the latter group of US Government  instrumentalities,  as it is not obligated to do so.

Interest  rates on US  Government  obligations  which a fund may purchase may be fixed or variable.  Interest rates on variable rate  obligations are adjusted at regular  intervals,  at least  annually,  according to a formula  reflecting the current specified  standard rates, such as 91-day US Treasury bill rates.  These adjustments tend to reduce fluctuations in the market value of the securities.

Warrants.  The holder of a warrant has the right, until the warrant expires,  to purchase a given number of shares of a particular  issuer at a specified  price.
Such  investments  can  provide a greater  potential  for profit or loss than an equivalent  investment  in the  underlying  security.  Prices of warrants do not necessarily  move,  however,  in  tandem  with  the  prices  of  the  underlying securities and are, therefore, considered speculative investments.  Warrants pay no  dividends  and confer no rights  other than a purchase  option.  Thus,  if a warrant held by a fund were not exercised by the date of its expiration,  a fund would lose the entire purchase price of the warrant.

When-Issued  Securities.  A fund may from time to time purchase  equity and debt securities on a "when-issued,"  "delayed  delivery" or "forward delivery" basis.
The price of such securities, which may be expressed in yield terms, is fixed at the time the  commitment  to purchase is made,  but delivery and payment for the securities  takes place at a later date.  During the period between purchase and settlement,  no payment is made by a fund to the issuer and no interest  accrues to a fund.  When a fund purchases such  securities,  it immediately  assumes the risks of ownership, including the risk of price fluctuation.  Failure to deliver a security purchased on this basis may result in a loss or missed opportunity to make an alternative investment.

To the extent that assets of a fund are held in cash pending the settlement of a purchase of securities,  a fund would earn no income.  While such securities may be sold prior to the  settlement  date, a fund intends to purchase them with the purpose  of  actually  acquiring  them  unless  a  sale  appears  desirable  for investment  reasons.  At the time a fund  makes the  commitment  to  purchase  a security on this basis,  it will record the transaction and reflect the value of the  security  in  determining  its net asset  value.  The  market  value of the securities may be more or less than the purchase price.

Zero Coupon Securities. A fund may invest in zero coupon securities which pay no cash income and are sold at substantial  discounts from their value at maturity.
When held to  maturity,  their  entire  income,  which  consists of accretion of discount,  comes from the difference  between the issue price and their value at maturity.  The effect of owning  instruments  which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect,  on all discount  accretion  during the life of the obligation.
This implicit  reinvestment  of earnings at the same rate eliminates the risk of being unable to reinvest  distributions  at a rate as high as the implicit yield on the zero coupon bond,  but at the same time  eliminates  any  opportunity  to reinvest  earnings at higher  rates.  For this  reason,  zero  coupon  bonds are subject to substantially  greater price fluctuations  during periods of changing market  interest  rates than those of  comparable  securities  that pay interest currently,  which  fluctuation  is

                                       22

greater as the period to maturity is longer.  Zero coupon  securities  which are convertible into common stock offer the opportunity for capital appreciation (or depreciation)  as increases (or  decreases)  in market value of such  securities closely follow the movements in the market value of the underlying common stock.
Zero coupon  convertible  securities  generally are expected to be less volatile than the underlying common stocks, as they usually are issued with maturities of
15  years  or less  and are  issued  with  options  and/or  redemption  features exercisable by the holder of the  obligation  entitling the holder to redeem the obligation and receive a defined cash payment.

Portfolio Holdings Information

In addition to the public disclosure of Fund portfolio holdings through required
Securities and Exchange  Commission  ("SEC") quarterly  filings, a Fund may make its portfolio holdings information publicly available on the DWS Funds' Web site as  described  in  each  Fund's  prospectus.  Each  Fund  does  not  disseminate non-public  information  about  portfolio  holdings  except in  accordance  with policies and procedures adopted by each Fund.

Each Fund's procedures permit non-public  portfolio  holdings  information to be shared with Deutsche Asset Management and its affiliates  (collectively "DeAM"), subadvisors, if any, custodians, independent registered public accounting firms,
attorneys,   officers  and  trustees/directors  and  each  of  their  respective affiliates and advisers who require access to this  information to fulfill their duties to each Fund and are subject to the duties of confidentiality,  including the duty not to trade on non-public information,  imposed by law or contract, or by each Fund's  procedures.  This non-public  information may also be disclosed, subject to the  requirements  described  below,  to securities  lending  agents, financial  printers,  proxy voting  firms,  mutual fund  analysts and rating and tracking  agencies,  or to shareholders  in connection with in-kind  redemptions
(collectively, "Authorized Third Parties").

Prior to any disclosure of each Fund's non-public portfolio holdings information to Authorized  Third Parties,  a person  authorized by each Fund's Trustees must make a good faith determination in light of the facts then known that a Fund has a legitimate business purpose for providing the information, that the disclosure is in the  best  interest  of each  Fund,  and  that the  recipient  assents  or otherwise has a duty to keep the information confidential and to not trade based on the  information  received  while  the  information  remains  non-public.  No compensation is received by each Fund or DeAM for disclosing non-public holdings information.  Periodic  reports  regarding these  procedures will be provided to each Fund's Trustees.

Portfolio  holdings  information  distributed  by the trading desks of DeAM or a subadvisor for the purpose of facilitating  efficient trading of such securities and receipt of relevant  research is not subject to the foregoing  requirements.
Non-public   portfolio   holding   information   does  not   include   portfolio
characteristics (other than holdings or subsets of holdings) about each Fund and information  derived therefrom,  including,  but not limited to, how each Fund's investments are divided among various sectors, industries,  countries, value and growth stocks,  bonds,  currencies and cash,  types of bonds,  bond  maturities, duration,  bond coupons and bond credit  quality  ratings so long as each Fund's holdings could not be derived from such information.

Registered  investment  companies  that are subadvised by DeAM may be subject to different  portfolio  holdings  disclosure  policies,  and neither  DeAM nor the
Funds'  Trustees  exercise  control over such  policies.  In addition,  separate account  clients of DeAM have  access to their  portfolio  holdings  and are not subject  to the Funds'  portfolio  holdings  disclosure  policy.  The  portfolio holdings  of some of the  funds  subadvised  by DeAM  and  some of the  separate accounts managed by DeAM may substantially  overlap with the portfolio  holdings of the Funds.

DeAM also  manages  certain  unregistered  commingled  trusts and creates  model portfolios,  the portfolio holdings of which may substantially  overlap with the portfolio  holdings  of the  Funds.  To  the  extent  that  investors  in  these commingled  trusts or recipients of model  portfolio  holdings  information  may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public,  DeAM has implemented  procedures  reasonably designed to encourage such investors and recipients to keep such information  confidential,  and to prevent those investors from trading on the basis of non-public holdings information.

                                       23

There is no assurance that the Funds'  policies and  procedures  with respect to the disclosure of portfolio holdings information will protect the Funds from the potential  misuse of portfolio  holdings  information  by those in possession of that information.

Regulatory Matters and Legal Proceedings

On December 21, 2006,  Deutsche Asset Management  ("DeAM")  settled  proceedings with the  Securities and Exchange  Commission  ("SEC") and the New York Attorney
General on behalf of Deutsche  Asset  Management,  Inc.  ("DAMI") and DIMA,  the
investment advisors to many of the DWS Scudder funds,  regarding  allegations of improper  trading of fund  shares at DeAM and at the legacy  Scudder  and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated  that the funds did not permit market  timing,  DAMI and DIMA breached their  fiduciary  duty to those  funds in that their  efforts  to limit  trading activity in the funds were not effective at certain times.  The regulators  also alleged that DAMI and DIMA  breached  their  fiduciary  duty to certain funds by entering into certain market timing  arrangements with investors.  These trading arrangements  originated  in  businesses  that  existed  prior to the  currently constituted  DeAM  organization,  which  came  together  as a result of  various mergers of the legacy Scudder,  Kemper and Deutsche fund groups,  and all of the arrangements were terminated prior to the start of the regulatory investigations that  began in the summer of 2003.  No  current  DeAM  employee  approved  these trading arrangements.  Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy
Deutsche and Kemper mutual funds only,  provide for payment of  disgorgement  in the  amount  of $17.2  million.  The terms of the  settlement  with the New York
Attorney  General  provide for payment of  disgorgement  in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million.  The total amount payable by DeAM, approximately  $122.3  million,  will  be  distributed  to  shareholders  of the affected  funds in  accordance  with a  distribution  plan to be  developed by a distribution  consultant.  The funds'  investment  advisors do not believe these amounts  will have a material  adverse  financial  impact on them or  materially affect their ability to perform  under their  investment  management  agreements with the DWS funds.  The  above-described  amounts are not  material to Deutsche
Bank, and have already been reserved.

Among the terms of the settled orders,  DeAM is subject to certain  undertakings regarding  the conduct of its business in the future,  including  formation of a
Code of Ethics  Oversight  Committee  to oversee all matters  relating to issues arising  under  the  advisors'  Code of  Ethics;  establishment  of an  Internal
Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory  compliance and other policies and  procedures  designed to prevent  and detect  breaches  of  fiduciary  duty, breaches  of the Code of Ethics and federal  securities  law  violations  by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition,  DeAM is subject to certain  further  undertakings  relating to the governance  of the mutual funds,  including  that at least 75% of the members of the  Boards  of  Trustees/Directors  overseeing  the DWS  Funds  continue  to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors
continue to be  independent  of DeAM;  DeAM  maintain  existing  management  fee reductions  for  certain  funds  for a period  of five  years  and not  increase management  fees for these certain funds during this period;  the funds retain a senior  officer (or  independent  consultants,  as applicable)  responsible  for assisting in the review of fee  arrangements  and  monitoring  compliance by the funds and the investment advisors with securities laws,  fiduciary duties, codes of ethics and other compliance policies,  the expense of which shall be borne by
DeAM; and periodic account  statements,  fund prospectuses and the mutual funds'
web site contain  additional  disclosure  and/or tools that assist  investors in understanding  the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education  contributions  totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

                                       24

On  September  28,  2006,  the SEC and the National  Association  of  Securities
Dealers  ("NASD")  announced  final  agreements  in  which  Deutsche  Investment
Management Americas Inc. ("DIMA"),  Deutsche Asset Management, Inc. ("DAMI") and
Scudder  Distributors,  Inc. ("DWS-SDI") (now known as DWS Scudder Distributors,
Inc.)  settled  administrative  proceedings  regarding  disclosure  of brokerage allocation  practices in connection  with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during  2001-2003.  The agreements with the SEC and NASD are reflected in orders which state, among other things,  that DIMA and
DAMI failed to disclose potential conflicts of interest to the funds' Boards and
to  shareholders   relating  to  DWS-SDI's  use  of  certain  funds'   brokerage
commissions to reduce revenue sharing costs to broker-dealer  firms with whom it had  arrangements to market and distribute  Scudder Fund shares.  These directed brokerage practices were discontinued in October 2003.

Under the terms of the  settlements,  in which DIMA,  DAMI and  DWS-SDI  neither admitted  nor denied any of the  regulators'  findings,  DIMA,  DAMI and DWS-SDI agreed to pay  disgorgement,  prejudgment  interest  and civil  penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement  orders based upon the amount of brokerage  commissions from each fund used to satisfy revenue sharing  agreements  with  broker-dealers  who sold fund shares.

As part of the  settlements,  DIMA,  DAMI and DWS-SDI  also agreed to  implement certain measures and undertakings relating to revenue sharing payments including making  additional  disclosures  in the funds'  Prospectuses  or  Statements  of
Additional  Information,  adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Additional  information announced by DeAM regarding the terms of the settlements is available at www.dws-scudder.com/regulatory_settlements.

The matters alleged in the regulatory  settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons,  including certain DWS funds,  the  funds'  investment  advisors  and  their  affiliates,  and  certain individuals,  including  in some cases fund  Trustees/Directors,  officers,  and other parties.  Each DWS fund's  investment  advisor has agreed to indemnify the applicable  DWS funds in connection  with these  lawsuits,  or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse  financial impact on a DWS fund is remote and such  actions  are not  likely to  materially affect their ability to perform  under their  investment  management  agreements with the DWS funds.

                             MANAGEMENT OF THE FUNDS

Investment Advisor

Deutsche Investment  Management  Americas Inc. ("DIMA" or the "Advisor").  DIMA,
which is part of Deutsche Asset Management  ("DeAM"),  is the investment advisor for each Fund. Under the supervision of the Board of Trustees of the Funds, with headquarters  at 345 Park  Avenue,  New York,  New York,  DIMA  makes the Funds'
investment  decisions,  buys and sells  securities  for the  Funds and  conducts research that leads to these purchase and sale  decisions.  The Advisor  manages each Fund's  daily  investment  and  business  affairs  subject to the  policies established by each Trust's Board of Trustees.  DIMA and its  predecessors  have more than 80 years of experience  managing  mutual  funds.  DIMA provides a full range of investment  advisory services to institutional and retail clients.  The
Funds' investment  advisor is also responsible for selecting brokers and dealers and for negotiating  brokerage  commissions  and dealer  charges.  The Advisor's duties are described in more detail below.

DeAM is the  marketing  name in the US for the asset  management  activities  of
Deutsche Bank AG, DIMA,  Deutsche  Asset  Management  Investment  Services Ltd.,
Deutsche Bank Trust  Company  Americas and DWS Trust  Company.  DeAM is a global asset management  organization  that offers a wide range of investing  expertise and  resources,  including  hundreds of  portfolio  managers and analysts and an
office  network  that  reaches  the  world's  major  investment  centers.   This
well-resourced  global  investment  platform  brings  together a wide variety of experience and

                                       25

investment  insight,  across  industries,  regions,  asset classes and investing styles.  DIMA is an  indirect,  wholly-owned  subsidiary  of  Deutsche  Bank AG.
Deutsche Bank AG is a major global banking institution that is engaged in a wide range of  financial  services,  including  investment  management,  mutual fund, retail,  private and commercial banking,  investment banking and insurance.  The term  "DWS  Scudder"  is the  designation  given to the  products  and  services provided by DeAM and its affiliates to the DWS Mutual Funds.

The Advisor provides  investment  counsel for many individuals and institutions, including  insurance  companies,  industrial  corporations,  and  financial  and banking  organizations,  as well as  providing  investment  advice  to open- and closed-end SEC registered funds.

In certain cases, the investments for a Fund are managed by the same individuals who manage one or more  other  mutual  funds  advised by the  Advisor  that have similar names, objectives and investment styles. You should be aware that a Fund is likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of a Fund can be expected to vary from those of these other mutual funds.

Certain  investments  may be  appropriate  for a Fund and also for other clients advised by the Advisor.  Investment  decisions  for a Fund and other clients are made with a view to achieving their respective  investment  objectives and after consideration  of such factors as their current  holdings,  availability of cash for  investment  and the  size of their  investments  generally.  Frequently,  a particular  security  may be bought or sold for only one client or in  different amounts  and at  different  times for more  than one but less than all  clients.
Likewise,  a particular  security may be bought for one or more clients when one or more other clients are selling the security. In addition,  purchases or sales of the same  security  may be made for two or more  clients on the same day.  In such event,  such  transactions  will be allocated among the clients in a manner believed by the Advisor to be equitable to each. In some cases,  this  procedure could have an adverse effect on the price or amount of the securities  purchased or sold by a Fund.  Purchase  and sale  orders for a Fund may be  combined  with those of other  clients of the  Advisor in the  interest of  achieving  the most favorable net results to a Fund.

Each Fund is  managed  by a team of  investment  professionals  who each play an important  role in a Fund's  management  process.  Team members work together to develop investment strategies and select securities for a Fund's portfolio. This team works for the Advisor or its  affiliates  and is supported by a large staff of economists,  research analysts, traders and other investment specialists. The
Advisor or its affiliates  believe(s) its team approach  benefits Fund investors by bringing  together many  disciplines and leveraging its extensive  resources.
Team members with primary responsibility for management of the Funds, as well as team members who have other ongoing management  responsibilities  for each Fund, are  identified  in  each  Fund's  prospectus,  as of the  date  of  the  Fund's prospectus.  Composition of the team may change over time, and Fund shareholders and investors  will be notified of changes  affecting  individuals  with primary
Fund management responsibility.

In 2006,  the  Board and the  shareholders  approved  an  amended  and  restated
investment management agreement (the "Investment Management Agreement") for each of the Funds.  Pursuant to the  Investment  Management  Agreements,  the Advisor
provides  continuing  investment  management  of the  assets  of the  Funds.  In addition to the  investment  management of the assets of the Funds,  the Advisor determines the  investments to be made for the Funds,  including what portion of its assets  remain  uninvested  in cash or cash  equivalents,  and with whom the orders for investments are placed, consistent with the Funds' policies as stated
in their  Prospectuses and Statement of Additional  Information  ("SAI"),  or as
adopted by the Funds' Board.  The Advisor will also  monitor,  to the extent not monitored by the Funds' administrator or other agent, the Funds' compliance with its investment and tax guidelines and other compliance policies.

The Advisor  provides  assistance to the Funds' Board in valuing the  securities and other  instruments held by the Funds, to the extent  reasonably  required by valuation policies and procedures that may be adopted by the Funds.

Pursuant to the Investment Management Agreements,  (unless otherwise provided in an agreement or as determined by the Funds' Board and to the extent permitted by applicable law), the Advisor pays the compensation and expenses of all the Board members,  officers,  and executive employees of the Funds,  including the Funds'
share of payroll taxes, who are affiliated persons of the Advisor.

                                       26

The  Investment  Management  Agreements  provide  that the Funds  are  generally responsible  for expenses  that  include:  fees payable to the Advisor;  outside legal,  accounting  or auditing  expenses,  including  with  respect to expenses related to negotiation,  acquisition or  distribution of portfolio  investments;
maintenance  of books and records that are  maintained by the Funds,  the Funds'
custodian,  or other agents of the Funds;  taxes and governmental fees; fees and
expenses   of  the   Funds'   accounting   agent,   custodian,   sub-custodians,
depositories,  transfer  agents,  dividend  reimbursing  agents and  registrars;
payment  for  portfolio  pricing  or  valuation   services  to  pricing  agents,
accountants,  bankers and other specialists,  if any;  brokerage  commissions or other costs of  acquiring  or disposing  of any  portfolio  securities  or other instruments  of the  Funds;  and  litigation  expenses  and other  extraordinary expenses not incurred in the ordinary course of the Funds' business.

The Investment  Management  Agreements  allow the Advisor to delegate any of its duties under the  Agreement to a  subadvisor,  subject to a majority vote of the
Board of the Funds,  including  a majority  of the Board who are not  interested persons of the Funds,  and, if required by applicable law, subject to a majority vote of the Funds' shareholders.

The  Investment  Management  Agreements  provide  that the Advisor  shall not be liable for any error of judgment  or mistake of law or for any loss  suffered by the Funds in connection  with matters to which the agreements  relate,  except a loss resulting from willful  malfeasance,  bad faith or gross  negligence on the part of the Advisor in the performance of its duties or from reckless  disregard by the  Advisor  of  its  obligations  and  duties  under  the  agreements.  The
Investment  Management Agreements may be terminated at any time, without payment of penalty,  by either party or by vote of a majority of the outstanding  voting securities of the Funds on 60 days' written notice.

For all services provided under the Investment Management Agreements,  the Funds pay the Advisor a fee, computed daily and paid monthly,  at the annual rate as a percentage of net assets shown below:

DWS Small Cap Value Fund:                 0.665% to $500 million
                                          0.615% thereafter

DWS Equity Income Fund:                   0.665% of the first $250 million
                                          0.635% for the next $750 million
                                          0.615% for the next $1.5 billion
                                          0.595% for the next $2.5 billion
                                          0.565% for the next $2.5 billion
                                          0.555% for the next $2.5 billion
                                          0.545% for the next $2.5 billion
                                          0.535% thereafter

For Equity Income Fund, the Advisor has contractually  agreed until November 30,
2008 to waive all or a portion of its management  fee or pay operating  expenses of the fund to the extent  necessary  to  maintain  the fund's  total  operating expenses  at 0.97%  for  Class S  shares,  excluding  certain  expenses  such as
extraordinary   expenses,   taxes,   brokerage,   interest  and  acquired  funds
(underlying funds) fees and expenses.

The advisory  fees paid by each Fund for its last three fiscal years ending July
31 are shown in the table below.

                            Fiscal 2007        Fiscal 2006*       Fiscal 2005*
                            -----------        ------------       ------------

DWS Small Cap Value Fund     $2,158,582         $2,495,056         $2,555,217
DWS Equity Income Fund        $957,804          $1,084,819         $1,049,402

The amounts waived or reimbursed by the Advisor for each Fund for its last three fiscal years ending July 31 are shown in the table below:

                                       27

                              Fiscal 2007        Fiscal 2006        Fiscal 2005
                              -----------        -----------        -----------

DWS Small Cap Value Fund           $0                 $0                 $0
DWS Equity Income Fund          $73,432            $99,290            $20,644

*        Prior to June 1, 2006 for DWS Small  Cap Value  Fund,  and July 1, 2006
         for DWS Equity  Income  Fund,  these fees  included  an  administrative service fee.

In  addition,  in 2006 the  Board and  shareholders  approved  a new  subadvisor approval policy for the Funds (the "Subadvisor Approval Policy"). The Subadvisor
Approval  Policy  permits  the  Advisor,  subject to the  approval of the Board, including a majority of its  independent  board members,  to appoint and replace subadvisors and to amend  sub-advisory  contracts without obtaining  shareholder approval.  Under the  Subadvisor  Approval  Policy,  the  Board,  including  its independent  board  members,  will  continue  to  evaluate  and  approve all new sub-advisory  contracts  between the Advisor and any subadvisor,  as well as all changes to any existing  subadvisory  contract.  The Funds cannot  implement the
Subadvisor  Approval Policy without the SEC either adopting revisions to current rules (as it proposed to do in October  2003) or  granting  the Funds  exemptive relief  from  existing  rules.  The Funds and the  Advisor  would be  subject to certain  conditions  imposed  by the SEC  (and  certain  conditions  that may be imposed in the future within either  exemptive  relief or a rule) to ensure that the  interests  of the Funds and their  shareholders  are  adequately  protected whenever the Advisor acts under the Subadvisor  Approval  Policy,  including any shareholder notice requirements.

The Advisor may enter into  arrangements with affiliates and third party service providers to perform  various  administrative,  back-office  and other  services relating to client accounts.  Such service providers may be located in the US or in non-US jurisdictions.

Compensation of Portfolio Managers

Each  Fund has been  advised  that the  Advisor  seeks to offer  its  investment professionals  competitive  short-term  and  long-term  compensation.  Portfolio managers and research professionals are paid (i) fixed base salaries,  which are linked to job function,  responsibilities  and financial  services industry peer comparison  and (ii)  variable  compensation,  which  is  linked  to  investment performance, individual contributions to the team and DWS Scudder's and Deutsche
Bank's  financial  results.  Variable  compensation  may  include  a cash  bonus incentive and  participation in a variety of long-term equity programs  (usually in the form of Deutsche Bank equity).

Bonus  and  long-term   incentives   comprise  a  greater  proportion  of  total
compensation as an investment  professional's  seniority and compensation levels increase.  Top performing  investment  professionals  earn a total  compensation package  that is highly  competitive,  including  a bonus that is a multiple  of their base  salary.  The amount of equity  awarded  under the  long-term  equity programs is generally based on the individual's total  compensation  package and may  comprise  from  0%-40%  of  the  total  compensation  award.  As  incentive compensation increases,  the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To  evaluate  its  investment  professionals,  the  Advisor  uses a  Performance
Management  Process.   Objectives  evaluated  by  the  process  are  related  to
investment  performance and generally take into account peer group and benchmark related data.  The ultimate goal of this process is to link the  performance  of investment  professionals  with  client  investment  objectives  and to  deliver
investment   performance   that  meets  or  exceeds  clients'  risk  and  return
objectives. When determining total compensation,  the Advisor considers a number of quantitative and qualitative factors such as:

o        DWS  Scudder   performance   and  the  performance  of  Deutsche  Asset
         Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus)
         and appropriate  peer group,  taking into  consideration  risk targets.
         Additionally, the portfolio manager's retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

                                       28

o        Qualitative  measures include  adherence to the investment  process and individual  contributions  to  the  process,  among  other  things.  In addition, the Advisor assesses compliance, risk management and teamwork skills.

o        Other factors,  including  contributions made to the investment team as well as  adherence  to  compliance,  risk  management,  and "living the values" of the Advisor,  are part of a  discretionary  component  which gives  management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition,  the Advisor analyzes  competitive  compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate  to reflect  changes in the market, as well as to adjust the  factors  used to  determine  overall  compensation  to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned  beneficially  and of record by each member of each Fund's  portfolio  management team in each Fund as well as in all DWS Funds as a group (i.e.  those funds advised by Deutsche Asset
Management or its affiliates),  including  investments by their immediate family members sharing the same household and amounts invested  through  retirement and deferred compensation plans. This information is provided as of each Fund's most recent fiscal year end.

DWS Equity Income Fund

                                 Dollar Range of       Dollar Range of All DWS
Name of Portfolio Manager       Fund Shares Owned         Fund Shares Owned
-------------------------       -----------------         -----------------

David Hone                     $50,001 - $100,000        $100,001 - $500,000

DWS Small Cap Value Fund

                                 Dollar Range of       Dollar Range of All DWS
Name of Portfolio Manager       Fund Shares Owned         Fund Shares Owned
-------------------------       -----------------         -----------------

Robert Wang                       $1 - $10,000           $100,001 - $500,000
Jin Chen                          $1 - $10,000           $100,001 - $500,000
Julie Abbett                    $10,001 - $50,000        $50,001 - $100,000

Conflicts of Interest

In addition to managing the assets of each Fund, each Fund's portfolio  managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio  manager,  the number and asset size of (1) SEC registered  investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other  accounts  (e.g.,  accounts  managed for  individuals or organizations)  managed by each  portfolio  manager.  The  tables  also show the number of  performance  based fee  accounts,  as well as the total assets of the accounts for which the advisory fee is based on the  performance of the account.
This information is provided as of each Fund's most recent fiscal year end.

                                       29

DWS Equity Income Fund

Other SEC Registered Investment Companies Managed:

                              Number of        Total Assets of    Number of Investment
                             Registered          Registered         Company Accounts       Total Assets of
                             Investment          Investment               with            Performance-Based
Name of Portfolio Manager     Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------     ---------           ---------       ---------------------     ------------

David Hone                        1              $26,616,516                0                    $0

Other Pooled Investment Vehicles Managed:

                                                                              Number of Pooled
                                 Number of                              Investment Vehicle
                                  Pooled          Total Assets of         Accounts with        Total Assets of
                                Investment       Pooled Investment      Performance-Based    Performance- Based
Name of Portfolio Manager        Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------        --------             --------                 ---              ------------

David Hone                           0                   $0                     0                    $0

Other Accounts Managed:

                                                                         Number of Other
                                                                          Accounts with      Total Assets of
                                 Number of     Total Assets of Other   Performance- Based      Performance-
Name of Portfolio Manager     Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------     --------------          --------                 ---          ------------------

David Hone                          15              $220,257,161                0                   $0

DWS Small Cap Value Fund

Other SEC Registered Investment Companies Managed:

                              Number of        Total Assets of    Number of Investment
                             Registered          Registered         Company Accounts       Total Assets of
                             Investment          Investment               with            Performance-Based
Name of Portfolio Manager     Companies           Companies       Performance-Based Fee     Fee Accounts
-------------------------     ---------           ---------       ---------------------     ------------

Robert Wang                      40            $14,338,817,006              0                    $0
Jin Chen                         23            $11,080,379,697              0                    $0
Julie Abbett                     23            $11,080,379,697              0                    $0

                                       30

Other Pooled Investment Vehicles Managed:

                                                                      Number of Pooled
                              Number of                              Investment Vehicle
                               Pooled          Total Assets of         Accounts with        Total Assets of
                             Investment       Pooled Investment      Performance-Based     Performance-Based
Name of Portfolio Manager     Vehicles             Vehicles                 Fee              Fee Accounts
-------------------------     --------             --------                 ---              ------------

Robert Wang                        12            $655,304,306                 1               $182,594,622
Jin Chen                            8            $111,853,100                 0                         $0
Julie Abbett                        8            $111,853,100                 0                         $0

Other Accounts Managed:

                                                                      Number of Other
                                                                       Accounts with      Total Assets of
                              Number of     Total Assets of Other   Performance- Based      Performance-
Name of Portfolio Manager  Other Accounts          Accounts                 Fee          Based Fee Accounts
-------------------------  --------------          --------                 ---          ------------------

Robert Wang                        49         $9,417,721,847                   2             $70,247,298
Jin Chen                            7           $573,351,811                   0                      $0
Julie Abbett                        7           $573,351,811                   0                      $0

In  addition  to the  accounts  above,  an  investment  professional  may manage accounts in a personal  capacity that may include  holdings that are similar to, or the same as,  those of the Funds.  The  Advisor has in place a Code of Ethics that is designed to address  conflicts of interest and that, among other things, imposes  restrictions  on the ability of portfolio  managers  and other  "access persons" to invest in securities  that may be recommended or traded in the Funds and other client accounts.

Real,  potential  or apparent  conflicts  of interest may arise when a portfolio manager has day-to-day  portfolio  management  responsibilities  with respect to more than one fund or account, including the following:

o        Certain investments may be appropriate for each Fund and also for other clients advised by the Advisor, including other client accounts managed by each Fund's portfolio management team. Investment decisions for each
         Fund  and  other  clients  are  made  with a view  to  achieving  their respective  investment  objectives  and  after  consideration  of  such factors as their current holdings,  availability of cash for investment and the size of their investments  generally. A particular security may be bought or sold for only one client or in  different  amounts  and at different times for more than one but less than all clients.  Likewise,
         because   clients  of  the  Advisor  may  have   differing   investment
         strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for each Fund may differ from the results achieved for other  clients of the Advisor.  In addition,  purchases or sales of the same  security  may be made for two or more clients on the same day. In such event,  such transactions will be allocated among the clients in a manner  believed by the Advisor to be most  equitable  to each  client, generally utilizing a pro rata allocation  methodology.  In some cases, the allocation  procedure could  potentially  have an adverse effect or positive  effect on the price or amount of the securities  purchased or sold by each  Fund.  Purchase  and sale  orders  for  each  Fund may be combined  with those of other clients of the Advisor in the interest of achieving  the most  favorable  net  results to each Fund and the other clients.

o        To the  extent  that  a  portfolio  manager  has  responsibilities  for managing  multiple client  accounts,  a portfolio  manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio  management teams by  investment  strategy and by  employing  similar  investment  models across multiple client accounts.

                                       31

o        In some cases, an apparent  conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with  respect to other  accounts it manages.  The Advisor  will not determine  allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance  deviations for accounts with like strategies.

o        The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate  accounts on a long-short basis.
         The  simultaneous  management  of long  and  short  portfolios  creates potential  conflicts  of  interest  including  the risk that short sale
         activity  could   adversely   affect  the  market  value  of  the  long
         positions(and  vice versa),  the risk arising from sequential orders in long and short  positions,  and the  risks  associated  with  receiving opposing  orders at the same time.  The Advisor has adopted  procedures that it believes are reasonably  designed to mitigate  these  potential conflicts  of  interest.  Included  in these  procedures  are  specific guidelines  developed to ensure fair and  equitable  treatment  for all clients whose accounts are managed by each Fund's portfolio  management team. The Advisor and the portfolio  management  team have  established monitoring  procedures,  a protocol for supervisory reviews, as well as compliance  oversight  to ensure that  potential  conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a  multi-national  financial  services company.  Therefore,  the Advisor is affiliated  with a variety of entities that provide, and/or engage in commercial banking, insurance,  brokerage,  investment banking,  financial  advisory,  broker-dealer  activities  (including  sales and trading),  hedge funds, real estate and private equity investing, in addition to the provision of investment  management services to institutional and individual investors.  Since  Deutsche  Bank AG, its  affiliates,  directors,  officers and employees (the "Firm") are engaged in businesses  and have interests  other than
managing  asset  management  accounts,   such  other  activities  involve  real,
potential or apparent  conflicts of interest.  These  interests  and  activities include potential  advisory,  transactional  and financial  activities and other interests  in  securities  and  companies  that may be  directly  or  indirectly purchased  or sold by the Firm for its  clients'  advisory  accounts.  These are considerations  of which  advisory  clients  should be aware and which may cause conflicts that could be to the disadvantage of the Advisor's  advisory  clients.
The Advisor has  instituted  business and  compliance  policies,  procedures and disclosures  that are  designed to identify,  monitor and mitigate  conflicts of interest and, as appropriate, to report them to the Fund's Board.

Codes of Ethics

The Funds, the Advisor,  and the Funds' principal  underwriter have each adopted codes of ethics under Rule 17j-1 under the 1940 Act. Board members,  officers of the Trusts and employees of the Advisor and principal  underwriter are permitted to make personal securities  transactions,  including transactions in securities that  may be  purchased  or held  by the  Funds,  subject  to  requirements  and restrictions  set forth in the applicable Code of Ethics.  The Advisor's Code of
Ethics  contains  provisions and  requirements  designed to identify and address certain  conflicts of interest  between personal  investment  activities and the interests  of the  Funds.  Among  other  things,  the  Advisor's  Code of Ethics prohibits  certain types of  transactions  absent prior  approval,  imposes time
periods  during  which  personal   transactions  may  not  be  made  in  certain
securities,  and requires the submission of duplicate broker  confirmations  and quarterly reporting of securities transactions. Additional restrictions apply to portfolio  managers,  traders,  research  analysts  and others  involved  in the investment  advisory  process.  Exceptions to these and other  provisions of the
Advisor's Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                             FUND SERVICE PROVIDERS

Administrator

The Funds entered into an  administrative  services  agreement  with the Advisor
(the  "Administrative  Services  Agreement"),  pursuant  to  which  the  Advisor
provides  administrative  services  to  the  Funds,  including,   among  others,
providing the Funds with  personnel,  preparing and making  required  filings on behalf of the Funds, maintaining books and records for the Funds, and monitoring the  valuation  of Fund  securities.  The  services  provided by the Advisor are
described  in  more  detail  below.   For  all  services   provided   under  the
Administrative  Services  Agreement,

                                       32

each Fund pays the Advisor a fee,  computed daily and paid monthly,  of 0.10% of the Funds' average daily net assets.

Under the  Administrative  Services  Agreement,  the Advisor is  obligated  on a continuous  basis to provide  such  administrative  services as the Board of the
Funds reasonably deems necessary for the proper administration of the Funds. The
Advisor  provides the Funds with  personnel;  arranges for the  preparation  and filing of the Funds' tax  returns;  prepares  and  submits  reports  and meeting materials to the Board and the  shareholders;  prepares and files updates to the
Funds'  prospectuses  and statements of additional  information as well as other reports required to be filed by the SEC; maintains the Funds' records;  provides the Funds with office space, equipment and services; supervises,  negotiates the contracts of and monitors the performance of third parties contractors; oversees the  tabulation of proxies;  monitors the valuation of portfolio  securities and
monitors  compliance  with  Board-approved  valuation  procedures;   assists  in
establishing  the  accounting  and tax  policies  of the  Funds;  assists in the resolution  of  accounting  issues  that may arise  with  respect  to the Funds;
establishes  and  monitors the Funds'  operating  expense  budgets;  reviews and processes the Funds' bills;  assists in determining  the amount of dividends and distributions  available to be paid by the Funds, prepares and arranges dividend notifications  and provides  information to agents to effect  payments  thereof;
provides to the Board periodic and special  reports;  provides  assistance  with investor and public relations  matters;  and monitors the registration of shares under  applicable  federal and state law. The Advisor also performs certain fund
accounting   services  under  the   Administrative   Services   Agreement.   The
Administrative  Services  Agreement provides that the Advisor will not be liable under the Administrative Services Agreement except for willful misfeasance,  bad faith or  negligence  in the  performance  of its  duties  or from the  reckless disregard by it of its duties and obligations thereunder.

Pursuant to an  agreement  between  the Advisor and State  Street Bank and Trust
Company ("SSB"), the Advisor has delegated certain  administrative  functions to
SSB. The costs and expenses of such delegation are borne by the Advisor,  not by the Funds.

For DWS Small Cap Value  Fund for the  fiscal  year  ended  July 31,  2007,  the administrative fees charged to the Fund were $324,599.

For DWS Small Cap Value  Fund for the  fiscal  year  ended  July 31,  2006,  the administrative fees charged to the Fund were $54,210.

For DWS  Equity  Income  Fund for the  fiscal  year  ended  July 31,  2007,  the administrative fees charged to the Fund were $144,031.

For DWS  Equity  Income  Fund for the  fiscal  year  ended  July 31,  2006,  the administrative fees charged to the Fund were $11,425.

Prior to June 30, 2006,  certain  expenses  that were borne by the Advisor under the Former  Administrative  Agreement,  such as the transfer agent and custodian fees, were borne directly by shareholders.

Pursuant to DeAM  procedures  approved by the Boards on behalf of the DWS funds, proof of claim forms are  routinely  filed on behalf of the DWS funds by a third party service provider,  with certain limited exceptions.  The Boards of the DWS funds receive periodic reports regarding the implementation of these procedures.

Underwriter

The Trust,  on behalf of the Funds has an  underwriting  agreement with DWS-SDI,
222 South Riverside Plaza, Chicago, Illinois 60606, a Massachusetts corporation, which is a  subsidiary  of the  Advisor,  a Delaware  corporation.  The  Trust's underwriting  agreement  dated  September  30, 2002 will remain in effect  until
September 30, 2008 and from year to year  thereafter  only if its continuance is approved  annually by a majority of the members of the Board of Trustees who are not parties to such agreement or interested persons of any such party and either by vote of a majority of the Board of Trustees or a majority of the  outstanding voting securities of each Fund. The underwriting agreement of each Fund was last approved by the Trustees on September 18, 2007.

                                       33

Under the underwriting  agreement,  each Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of its registration  statement and prospectus and any amendments and supplements thereto;  the registration  and  qualification of shares for sale in the various states, including registering each Fund as a broker or dealer in various states,
as  required;  the  fees  and  expenses  of  preparing,   printing  and  mailing
prospectuses  annually to existing shareholders (see below for expenses relating to prospectuses paid by the Distributor);  notices, proxy statements, reports or other  communications  to  shareholders  of each Fund;  the cost of printing and mailing  confirmations of purchases of shares and any prospectuses  accompanying such  confirmations;  any issuance  taxes and/or any initial  transfer  taxes; a portion of shareholder  toll-free  telephone charges and expenses of shareholder service  representatives;  the cost of  wiring  funds for  share  purchases  and redemptions (unless paid by the shareholder who initiates the transaction);  the cost of printing and postage of business reply  envelopes;  and a portion of the cost of computer terminals used by both the Funds and the Distributor.

The Distributor will pay for printing and  distributing  prospectuses or reports prepared for its use in  connection  with the offering of each Fund's  shares to the  public  and  preparing,  printing  and  mailing  any  other  literature  or advertising  in  connection  with the  offering  of  shares  of each Fund to the public.  The  Distributor  will pay all fees and expenses in connection with its qualification  and  registration  as a broker or dealer under  federal and state laws,  a portion of the cost of  toll-free  telephone  service  and  expenses of
shareholder  service  representatives,   a  portion  of  the  cost  of  computer
terminals, and expenses of any activity which is primarily intended to result in the sale of shares  issued by each  Fund,  unless a Rule 12b-1 Plan is in effect which provides that a Fund shall bear some or all of such expenses.

Note:  Although  Class S of each Fund does not currently  have a 12b-1 Plan, and the Trustees  have no current  intention  of adopting  one, a Fund will also pay those fees and expenses permitted to be paid or assumed by the Trust pursuant to a 12b-1 Plan, if any, adopted by the Trust,  notwithstanding any other provision to the contrary in the underwriting agreement.

The Distributor  currently  offers shares of each Fund on a continuous  basis to investors  in all  states in which  shares of each Fund may from time to time be registered or where  permitted by  applicable  law. The  underwriting  agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor. The Distributor has made no firm commitment to acquire shares of each Fund.

Independent Registered Public Accounting Firm and Reports to Shareholders

The financial  highlights of each Fund included in the Funds' prospectus and the
Financial  Statements  incorporated by reference in this Statement of Additional
Information  have been so included or  incorporated  by reference in reliance on the report  PricewaterhouseCoopers  LLP, 125 High Street,  Boston,  MA 02110, an
independent  registered  public  accounting firm, given on the authority of said firm as experts in auditing and  accounting.  PricewaterhouseCoopers  audits the financial  statements  of the Funds and provides  other  audit,  tax and related services.  Shareholders  will receive  annual audited  financial  statements and semi-annual unaudited financial statements.

Legal Counsel

Ropes & Gray LLP, One International Place,  Boston,  Massachusetts 02110, serves as legal counsel to the Funds and their Independent Trustees.

Fund Accounting Agent

Prior to June 1, 2006  (applies  to DWS  Small Cap Value  Fund) and July 1, 2006
(applies to DWS Equity Income  Fund),  DWS Scudder Fund  Accounting  Corporation
("DWS-SFAC"),   Two  International  Place,  Boston,   Massachusetts,   02110,  a
subsidiary of the Advisor,  was directly  responsible  for determining net asset value per share and maintaining the portfolio and general accounting records for the Funds.  DWS-SFAC delegated certain fund accounting functions to State Street
Bank and Trust Company  ("SSB or  Custodian")  under the Funds' fund  accounting agreement.

                                       34

Prior to June 1, 2006  (applies  to DWS  Small Cap Value  Fund) and July 1, 2006
(applies to DWS Equity Income Fund), each Fund paid DWS-SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets, 0.0075% of such assets in excess of $150  million  and  0.0045%  of such  assets in excess of $1 billion, plus holding and transaction charges for this service.

Effective  June 1, 2006  (applies  to DWS Small Cap Value Fund) and July 1, 2006
(applies to DWS Equity Income  Fund),  pursuant to the  Administrative  Services
Agreement  among the Advisor and State Street Bank and Trust  Company  ("SSB" or
the "Custodian"), the Advisor has delegated certain fund accounting functions to
SSB. The costs and expenses of such delegation are borne by the Advisor,  not by the Funds.

Custodian, Transfer Agent and Shareholder Service Agent

State Street Bank and Trust  Company  (the  "Custodian"),  225 Franklin  Street,
Boston, Massachusetts 02110, serves as custodian. SSB has entered into agreement with foreign subcustodians approved by the Trustees pursuant to Rule 17f-5 under the 1940  Act.  SSB used  Deutsche  Bank AG, an  affiliate  of the  Advisor,  as subcustodian ("DB  Subcustodian") in certain  countries.  To the extent the Fund holds any  securities  in the countries in which SSB uses DB  Subcustodian  as a subcustodian,  those  securities  will be held by DB  Subcustodian  as part of a larger  omnibus  account  in the name of SSB (the  "Omnibus  Account").  For its services,  DB  Subcustodian  receives (1) an annual fee based on a percentage of the average daily net assets of the Omnibus Account and (2) transaction  charges with respect to transactions that occur within the Omnibus Account.

The Custodian's fee may be reduced by certain  earnings credits in favor of each
Fund. These fees were paid by the Advisor under the Administrative Agreement but are borne  directly  by the Funds  upon the  termination  of the  Administrative
Agreement  on March 31,  2004.  The  Custodian's  fee may be  reduced by certain earnings credits in favor of each fund. For the fiscal year ended July 31, 2007,
DWS  Small  Cap  Value  Fund and DWS  Equity  Income  Fund  paid  the  Custodian
$13,433and $11,860, respectively.

DWS Scudder  Investments  Service Company  ("DWS-SISC"),  210 West. 10th Street,
Kansas City, Missouri  64105-1614,  an affiliate of the Advisor, is the transfer agent,  dividend-paying  agent and shareholder  service agent for all classes of
DWS the funds.

Pursuant to a sub-transfer  agency  agreement  between  DWS-SSC and DST Systems,
Inc. ("DST"),  333 West 11th Street,  Kansas City,  Missouri 64105,  DWS-SSC has
delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by DWS-SSC, not by the Funds.

Retirement  Service  Provider.  DWS Trust Company,  an affiliate of the Advisor, provides  subaccounting and recordkeeping  services for shareholder  accounts in certain  retirement  and employee  benefit plans  invested in the Funds.  Annual service  fees  are  paid by each  Fund to DWS  Trust  Company,  11  Northeastern
Boulevard, Salem, NH 03079 for such accounts. Prior to the implementation of the
Administrative  Agreement,  each Fund paid DWS Trust  Company  an annual fee per shareholder account.

                             PORTFOLIO TRANSACTIONS

The Advisor is generally responsible for placing the orders for the purchase and sale of portfolio  securities,  including  the  allocation  of  brokerage.  With respect to those  funds for which a  sub-investment  advisor  manages the fund's investments,  references in this section to the "Advisor" should be read to mean the Sub-Advisor, except as noted below.

The  policy of the  Advisor  in  placing  orders  for the  purchase  and sale of securities  for the Funds is to seek best  execution,  taking into  account such
factors,   among  others,   as  price;   commission  (where   applicable);   the
broker-dealer's   ability  to  ensure  that  securities  will  be  delivered  on settlement date; the willingness of the  broker-dealer to commit its capital and
purchase  a  thinly  traded   security  for  its  own  inventory;   whether  the
broker-dealer   specializes  in  block  orders  or  large  program  trades;  the broker-dealer's  knowledge of the market and the security;  the  broker-dealer's ability to  maintain  confidentiality;  the  broker-dealer's  ability to provide access to new  issues;  the  broker-

                                       35

dealer's  ability  to  provide  support  when  placing a  difficult  trade;  the financial condition of the broker-dealer;  and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. The
Advisor seeks to evaluate the overall  reasonableness  of brokerage  commissions with commissions  charged on comparable  transactions and compares the brokerage commissions (if any) paid by the Funds to reported  commissions  paid by others.
The  Advisor  routinely  reviews  commission  rates,  execution  and  settlement services performed and makes internal and external comparisons.

Commission  rates  on  transactions  in  equity  securities  on U.S.  securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign  securities  exchanges are generally fixed.  Purchases and sales of  fixed-income  securities and certain  over-the-counter  securities are effected  on  a  net  basis,  without  the  payment  of  brokerage  commissions.
Transactions  in  fixed  income  and  certain  over-the-counter  securities  are generally  placed by the  Advisor  with the  principal  market  makers for these securities  unless the Advisor  reasonably  believes more favorable  results are available elsewhere.  Transactions with dealers serving as market makers reflect the spread between the bid and asked prices.  Purchases of  underwritten  issues will  include  an  underwriting  fee  paid  to  the  underwriter.  Money  market instruments are normally purchased in principal  transactions  directly from the issuer or from an underwriter or market maker.

It is  likely  that the  broker-dealers  selected  based  on the  considerations described in this section will include  firms that also sell shares of the Funds to their  customers.  However,  the Advisor does not consider sales of shares of the Funds as a factor in the selection of  broker-dealers  to execute  portfolio transactions  for the Funds  and,  accordingly,  has  implemented  policies  and procedures  reasonably designed to prevent its traders from considering sales of shares of the Funds as a factor in the  selection of  broker-dealers  to execute portfolio transactions for the Funds.

The Advisor is  permitted  by Section  28(e) of the  Securities  Exchange Act of
1934, as amended ("1934 Act"), when placing  portfolio  transactions for a Fund, to cause the Fund to pay brokerage  commissions  in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage  services if the Advisor determines that such commissions are  reasonable in relation to the overall  services  provided.  The Advisor may from  time to time,  in  reliance  on  Section  28(e) of the 1934  Act,  execute portfolio  transactions with  broker-dealers that provide research and brokerage services to the Advisor.  Consistent  with the Advisor's  policy  regarding best execution,  where more than one broker is  believed  to be capable of  providing best execution for a particular  trade, the Advisor may take into  consideration the receipt of research and brokerage services in selecting the broker-dealer to execute  the trade.  Although  certain  research  and  brokerage  services  from broker-dealers may be useful to a Fund and to the Advisor,  it is the opinion of the Advisor that such information only supplements its own research effort since the  information  must still be analyzed,  weighed and reviewed by the Advisor's staff. To the extent that research and brokerage  services of value are received by the Advisor,  the Advisor may avoid expenses that it might  otherwise  incur.
Research and brokerage  services  received from a broker-dealer may be useful to the Advisor and its affiliates in providing  investment  management  services to all or some of its  clients,  which  includes  a Fund.  Services  received  from broker-dealers  that executed  securities  transactions for a Portfolio will not necessarily be used by the Advisor specifically to service such Fund.

Research and brokerage services provided by broker-dealers may include,  but are not limited to,  information on the economy,  industries,  groups of securities,
individual   companies,   statistical   information,   accounting  and  tax  law
interpretations,  political developments, legal developments affecting portfolio securities,  technical  market action,  pricing and appraisal  services,  credit analysis,  risk measurement  analysis,  performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically  received  in the form of written  or  electronic  reports,  access to specialized  financial  publications,  telephone  contacts and personal meetings with  security  analysts,  but may also be  provided  in the form of  access  to various  computer  software and meetings  arranged  with  corporate and industry representatives.

The Advisor may also select  broker-dealers  and obtain from them  research  and brokerage  services that are used in connection  with executing  trades provided that such services are consistent  with  interpretations  under Section 28(e) of the 1934 Act.  Typically,  these  services  take the form of  computer  software and/or  electronic  communication  services  used by the  Advisor to  facilitate trading activity with those broker-dealers.

                                       36

Research and brokerage services may include products obtained from third parties if the Advisor determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder.  Currently, it  is  the  Advisor's  policy  that  Sub-Advisors  may  not  execute  portfolio transactions on behalf of the Funds to obtain third party research and brokerage services.  The  Advisor  may, in the future,  change  this  policy.  Regardless, certain  Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

The Advisor may use brokerage  commissions to obtain certain brokerage  products or services that have a mixed use (i.e., it also serves a function that does not relate to the investment  decision-making process). In those circumstances,  the
Advisor  will make a good faith  judgment to evaluate  the various  benefits and uses to which it  intends to put the mixed use  product or service  and will pay for that portion of the mixed use product or service that it reasonably believes does not constitute research and brokerage services with its own resources.

DIMA will  monitor  regulatory  developments  and market  practice in the use of client  commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment  decisions for each Fund and for other investment accounts managed by the  Advisor  are  made  independently  of each  other  in  light  of  differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases,  simultaneous  transactions are inevitable. To the extent  permitted by law, the Advisor may aggregate the securities to be sold or purchased  for a Fund with those to be sold or purchased  for other  accounts in executing  transactions.  Purchases  or sales are then  averaged as to price and commission  and  allocated  as to amount in a manner  deemed  equitable  to each account.  While in some cases this practice  could have a detrimental  effect on the price  paid or  received  by,  or on the size of the  position  obtained  or disposed of for,  the Fund,  in other  cases it is believed  that the ability to engage in volume transactions will be beneficial to the Fund.

DIMA and its affiliates and the Funds' management team manage other mutual funds and separate accounts,  some of which use short sales of securities as a part of
its  investment  strategy.  The  simultaneous   management  of  long  and  short
portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice  versa),  the  risk  arising  from  sequential  orders  in long  and  short positions,  and the risks associated with receiving  opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these  potential  conflicts  of interest.  Incorporated  in the  procedures  are specific  guidelines  developed to ensure fair and  equitable  treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory  reviews,  as well as compliance  oversight to ensure that  potential  conflicts  of interest  relating  to this type of activity  are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor,  the
Sub-Advisor  or one of its  affiliates)  may act as a broker  for the  Funds and receive brokerage commissions or other transaction-related compensation from the
Funds in the purchase and sale of securities, options or futures contracts when, in the judgment of the Advisor,  and in accordance with  procedures  approved by the Funds'  Boards,  the  affiliated  broker  will be able to obtain a price and execution at least as favorable as those obtained from other  qualified  brokers and if, in the  transaction,  the  affiliated  broker  charges  the Funds a rate consistent  with that charged to  comparable  unaffiliated  customers in similar transactions.

DWS Small Cap Value Fund:  For the fiscal  years ended July 31,  2005,  July 31,
2006  and July  31,  2007 the Fund  paid  $406,943,  $539,111  and  $430,546  in commissions. For the fiscal year ended July 31, 2006 and July 31, 2007, the Fund paid 0% of the aggregate  brokerage  commissions to affiliated brokers and 0% of the Fund's  aggregate  dollar  amount of  transactions  involving the payment of commissions effected through the affiliated brokers.

DWS Equity  Income  Fund:  Class S shares of DWS Equity  Income  Fund  commenced operations  on December 1, 2004.  For the fiscal year ended July 31, 2005,  July
31,  2006 and July 31,  2007 the Fund paid  $170,822,  $165,175  and  $85,079 in commissions. For the fiscal year ended July 31, 2006 and July 31, 2007, the Fund paid 0% of the

                                       37

aggregate  brokerage  commissions  to  affiliated  brokers  and 0% of the Fund's aggregate  dollar amount of  transactions  involving the payment of  commissions effected through the affiliated brokers.

Each Fund is required to identify  any  securities  of its  "regular  brokers or dealers"  (as such term is defined  in the 1940 Act) that the Fund has  acquired during the most recent  fiscal year.  As of July 31,  2007,  DWS Small Cap Value
Fund held the  following  securities of its regular  brokers or dealers.  During that same  period,  DWS Equity  Income Fund did not hold any  securities  of its regular broker or dealers.

DWS Small Cap Value Fund

Name of Regular Broker or Dealer or Parent (Issuer)           Value of Securities Owned as of July 31, 2006
---------------------------------------------------           ---------------------------------------------

 FIRSTMERIT CORP.                                                                 $1,564,000
 APOLLO INVESTMENT CORP.                                                              $3,829

 ALABAMA NATIONAL BANCORP                                                           $737,000
 AMERICAN HOME MORTGAGE INVESTMENT CORP.                                             $31,000
 PACIFIC CAPITAL BANCORP                                                          $2,267,000

 Sandy Spring Bancorp                                                               $360,000
Trustmark Corp.                                                                      $90,000
UMB FINANCIAL                                                                     $1,433,000
United Bankshares Inc.                                                              $978,000
WSFS FINANCIAL CORP                                                                 $613,000
SOUTHWEST BANCORP, INC.                                                             $199,000
GAMCO INVESTORS, INC.                                                                $99,000

Portfolio Turnover

Portfolio  turnover  rate is  defined  by the SEC as the ratio of the  lesser of sales or purchases to the monthly average value of such securities  owned during the year,  excluding all securities  whose  remaining  maturities at the time of acquisition were one year or less.

Higher levels of activity by a Fund result in higher  transaction  costs and may also  result  in  taxes on  realized  capital  gains  to be borne by the  Fund's shareholders.  Purchases and sales are made whenever necessary, in the Advisor's discretion, to meet a Fund's objective.

Portfolio  turnover  rates for the two most recent fiscal  periods for each Fund are as follows:

                    Fund                2007              2006
                    ----                ----              ----

DWS Small Cap Value Fund                109%              117%
DWS Equity Income Fund                   42%               61%

                        PURCHASE AND REDEMPTION OF SHARES

General Information

Policies and procedures affecting  transactions in Fund shares can be changed at any  time  without  notice,  subject  to  applicable  law.  Transactions  may be contingent  upon proper  completion of application  forms and other documents by shareholders  and  their  receipt  by a Fund's  agents.  Transaction  delays  in processing (and changing account features) due to circumstances within or beyond the control of a Fund and its agents may occur. Shareholders (or

                                       38

their financial service firms) are responsible for all losses and fees resulting from bad  checks,  cancelled  orders or the failure to  consummate  transactions effected pursuant to instructions reasonably believed to be genuine.

A  distribution  will be  reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be  confirmed at a price based on the net asset value of a Fund next determined  after receipt in good order by DWS-SDI of the order  accompanied  by payment.  Orders received by dealers or other financial  services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the  determination  of net asset value will be  confirmed at a price based on the net asset value next determined after receipt by DWS-SDI ("trade date").

Additional  Minimum Balance Policies.  For fiduciary  accounts such as IRAs, and custodial  accounts such as Uniform Gifts to Minor Act and Uniform  Transfers to
Minor Act accounts,  the minimum  balance is $1,000.  A shareholder  may open an account  with at least  $1,000 ($500 for  fiduciary/custodial  accounts),  if an automatic  investment  plan (AIP) of $50/month  is  established.  Scudder  group retirement  plans and certain other accounts have similar or lower minimum share balance requirements.

Reductions  in value that result  solely from market  activity  will not trigger involuntary  redemption.  Shareholders with a combined household account balance in any of the DWS Funds of $100,000  or more,  as well as group  retirement  and certain other accounts will not be subject to automatic redemption.

Fiduciary  (e.g., IRA or Roth IRA) and custodial  accounts (e.g.,  UGMA or UTMA)
with balances below $100 are subject to automatic  redemption following 60 days'
written notice to applicable shareholders.

Certificates. Share certificates will not be issued. Share certificates now in a shareholder's  possession may be sent to the Transfer Agent for cancellation and book-entry  credit to such  shareholder's  account.  Certain telephone and other
procedures   require   book-entry   holdings.   Shareholders   with  outstanding
certificates bear the risk of loss.

Use of Financial  Services  Firms.  Investment  dealers and other firms  provide varying  arrangements  for their clients to purchase and redeem a Fund's shares, including higher minimum investments,  and may assess transaction or other fees.
Firms may arrange  with their  clients for other  investment  or  administrative services.  Such firms may independently  establish and charge additional amounts to their  clients  for such  services.  Firms  also may hold a Fund's  shares in nominee or street  name as agent for and on behalf of their  customers.  In such instances,  a  Fund's  transfer  agent,  (the  "Transfer  Agent")  will  have no
information   with   respect  to  or  control  over  the  accounts  of  specific shareholders.  Such  shareholders  may  obtain  access  to  their  accounts  and information  about their  accounts only from their firm.  Certain of these firms may receive  compensation from a Fund through the Shareholder  Service Agent for record-keeping  and  other  expenses  relating  to these  nominee  accounts.  In addition,  certain  privileges  with respect to the purchase and  redemption  of shares or the reinvestment of dividends may not be available through such firms.
Some firms may  participate in a program  allowing them access to their clients'
accounts for servicing including, without limitation,  transfers of registration and dividend  payee  changes;  and may perform  functions  such as generation of
confirmation  statements  and  disbursement  of  cash  dividends.   Such  firms,
including  affiliates of DWS-SDI,  may receive  compensation from a Fund through the Shareholder Service Agent for these services.

The Funds have authorized one or more financial service institutions,  including certain members of the Financial Industry  Regulatory  Authority ("FINRA") other
than  the  Distributor  ("financial  institutions"),   to  accept  purchase  and
redemption  orders for the Funds' shares.  Such financial  institutions may also designate other parties, including plan administrator intermediaries,  to accept purchase and  redemption  orders on the Funds'  behalf.  Orders for purchases or redemptions  will be  deemed  to have  been  received  by the  Funds  when  such financial institutions or, if applicable,  their authorized designees accept the orders. Subject to the terms of the contract between the Funds and the financial institution, ordinarily orders will be priced at the Funds' net asset value next computed  after  acceptance  by such  financial  institution  or its  authorized designees and acceptance by the Funds.  Further,  if purchases or redemptions of the Funds' shares are arranged and settlement is made at an investor's  election through any other authorized financial  institution,  that financial institution may, at its discretion, charge a fee for that service. The Board of Trustees and the Distributor,  also the Funds' principal  underwriter,  each has the right to limit the amount of

                                       39

purchases by, and to refuse to sell to, any person.  The Trustees or Distributor may suspend or terminate the offering of shares of the Funds at any time for any reason.

DWS-SDI,  the Funds'  distributor,  has adopted an  Incentive  Plan (the "Plan")
covering   wholesalers   that  are  regional  vice   presidents   ("DWS  Scudder
Wholesalers"). Generally, DWS Scudder Wholesalers market shares of the DWS funds to your financial advisor, who in turn may recommend that you purchase shares of a DWS fund. The Plan is an incentive  program that combines a monthly  incentive component  with a  quarterly  strategic  bonus  component.  Under the Plan,  DWS
Scudder  Wholesalers  will  receive a monetary  monthly  incentive  based on the amount of sales generated from their marketing of the funds,  and that incentive will differ depending on the product category of the fund. Each Fund is assigned
to   one   of   three   product    categories   --   "Core,"    "Satellite"   or
"Non-Core/Satellite"  -- taking  into  consideration,  among other  things,  the following criteria, where applicable:

o        The fund's 3 year performance;

o        The fund's Morningstar rating;

o        Market size for the fund category;

o        The fund's size, including sales and redemptions of the fund's shares;

o        The length of time the fund's  Portfolio  Manager has managed the fund;
         and

o        The fund's consistency with DWS Scudder's branding.

This  information  and other factors are  presented to a committee  comprised of representatives  from  various  groups  within  DWS  Scudder,  who  review  on a quarterly basis the funds assigned to each product category described above, and make any  changes to those  assignments  at that time.  No one  factor,  whether positive or negative,  determines a fund's  placement in a given  category;  all these factors together are considered,  and the designation of funds in the Core and Satellite  categories  represents  management's  judgment based on the above criteria. In addition,  management may consider a fund's profile over the course of several  review  periods  before making a change to its category  assignment.
These category  assignments will be posted quarterly to the DWS fund Web site at
www.dws-scudder.com,  approximately one month after the end of each quarter. DWS
Scudder  Wholesalers will receive the highest  compensation for Core funds, less for Satellite funds and the lowest for  Non-Core/Satellite  funds.  The level of compensation among these categories may differ significantly.

In the normal course of business,  DWS Scudder will from time to time  introduce new funds into the DWS family of funds. As a general rule, all new funds will be placed  in a New  Fund  compensation  category  for a  minimum  period  of  four consecutive quarters, and DWS Scudder Wholesalers will be paid at a rate that is equivalent to that of the Core Fund  category.  After that four quarter  period, each fund in the New Fund  category will be reviewed by the committee and either assigned to one of the three categories or continued as a New Fund at that time.

The prospect of receiving,  or the receipt of, additional  compensation by a DWS
Scudder  Wholesaler  under the Plan may provide an incentive to favor  marketing the  Core or  Satellite  funds  over the  Non-Core/Satellite  funds.  The  Plan, however,  will not change the price that you pay for shares of the fund. The DWS
Scudder  Compliance  Department  monitors DWS Scudder Wholesaler sales and other activity  in an  effort  to  detect  unusual  activity  in  the  context  of the compensation  structure under the Plan. However,  investors may wish to take the
Plan  and the  product  category  of the  fund  into  account  when  considering purchasing a fund or evaluating any recommendations relating to fund shares.

Telephone  and  Electronic  Transaction  Procedures.  Shareholders  have various telephone,  Internet,  wire and other electronic privileges available. A fund or its agents will not be liable for any losses,  expenses or costs  arising out of fraudulent or unauthorized  instructions  pursuant to these privileges if a Fund or its agents reasonably believe, based upon reasonable verification procedures, that the instructions were genuine.  Verification  procedures  include recording instructions,  requiring  certain  identifying  information  before  acting upon instructions  and  sending  written  confirmations.  During  periods  when it is difficult to contact the  Shareholder  Service Agent, it may be difficult to use telephone, wire and other privileges.

                                       40

QuickBuy and QuickSell. QuickBuy and QuickSell permits the transfer of money via the Automated  Clearing House System (minimum $50 and maximum  $250,000) from or to a shareholder's bank, savings and loan, or credit union account in connection with the purchase or  redemption  of Fund shares.  Shares  purchased by check or through  QuickBuy and QuickSell or Direct Deposit may not be redeemed under this privilege  until  such  shares  have been owned for at least 10  calendar  days.
QuickBuy and  QuickSell  cannot be used with  passbook  savings  accounts or for certain tax-deferred plans such as IRAs.

Share  Pricing.  Purchases  will be filled at the net asset value per share next computed  after  receipt  of the  application  in good  order.  Net asset  value normally  will be computed for each class as of the close of regular  trading on the Exchange on each day during  which the Exchange is open for trading.  Orders received after the close of regular  trading on the Exchange will be executed at the next  business  day's net  asset  value.  If the order has been  placed by a member of the NASD, other than the Distributor,  it is the responsibility of the member  broker,  rather than a Portfolio,  to forward the purchase  order to the
Transfer Agent by the close of regular trading on the Exchange.

Dividend  Payment  Option.   Investors  may  have  dividends  and  distributions
automatically   deposited  to  their  predesignated  bank  account  through  DWS
Scudder's Dividend Payment Option request form. Shareholders whose predesignated checking  account of record is with a member bank of  Automated  Clearing  House
Network  (ACH) can have  income and  capital  gain  distributions  automatically deposited to their  personal  bank account  usually  within three  business days after a Fund pays its  distribution.  A Dividend Payment Option request form can be  obtained  by  visiting  our Web  site  at:  www.dws-scudder.com  or  calling
1-800-728-3337.  Confirmation  Statements  will be  mailed  to  shareholders  as notification that distributions have been deposited.

Tax-Sheltered   Retirement   Plans.  The  Shareholder   Service  Agent  provides
retirement  plan  services  and  documents  and DWS-SDI can  establish  investor accounts in any of the following types of retirement plans:

o        Traditional,  Roth and Education IRAs. This includes Savings  Incentive
         Match Plan for  Employees  of Small  Employers  ("SIMPLE"),  Simplified
         Employee Pension Plan ("SEP") IRA accounts and prototype documents.

o        403(b)(7)  Custodial  Accounts.  This  type  of plan  is  available  to employees of most non-profit organizations.

o        Prototype  money  purchase  pension  and  profit-sharing  plans  may be adopted by employers.

Brochures  describing these plans as well as model defined benefit plans, target benefit plans,  457 plans,  401(k) plans,  simple 401(k) plans and materials for establishing them are available from the Shareholder Service Agent upon request.
Additional fees and transaction policies and procedures may apply to such plans.
Investors  should  consult with their own tax  advisors  before  establishing  a retirement plan.

Purchases

Each fund reserves the right to withdraw all or any part of the offering made by its prospectus and to reject purchase orders for any reason.  Also, from time to time, each fund may temporarily  suspend the offering of any class of its shares to new investors. During the period of such suspension,  persons who are already shareholders of such class of such Fund may be permitted to continue to purchase additional shares of such class and to have dividends reinvested.

To help the  government  fight the  funding of  terrorism  and money  laundering activities,  federal law requires all financial  institutions to obtain,  verify and record  information  that identifies  each person who opens an account.  For more  information,  please see  "Policies  You Should  Know About" in the Funds'
prospectus.

Eligible Class S Investors

A.        The  following  investors  may  purchase  Class S shares  of DWS Funds either (i) directly from DWS Scudder  Distributors,  Inc. ("DWS-SDI"), the Fund's  principal  underwriter;  or (ii)  through an  intermediary

                                       41

          relationship  with a financial  services firm established with respect to the DWS Funds as of December 31, 2004.

          1.      Existing  shareholders of Class S shares of any DWS Fund as of
                  December 31, 2004, and household  members residing at the same address.

          2.      Shareholders  of Class S of any DWS Fund  who  became  Class S shareholders  in connection  with the  consolidation  of Class
                  AARP  and  Class S on July  17,  2006  and  household  members residing at the same address.

          3.      Shareholders who have owned Class S shares  continuously since
                  December 31, 2004 and household  members  residing at the same address  may open new  accounts  for Class S shares of any DWS
                  Fund.

          4.      Any  participant  who has owned Class S shares of any DWS Fund through an  employee  sponsored  retirement,  employee  stock, bonus,  pension  or profit  sharing  plan  continuously  since
                  December 31, 2004 may open a new individual  account for Class
                  S shares of any DWS Fund.

          5.      Any  participant  who  owns  Class S  shares  of any DWS  Fund through a retirement, employee stock, bonus, pension or profit sharing plan may complete a direct  rollover to an IRA account that will hold Class S shares. This applies to individuals who begin their retirement plan investments with a DWS Fund at any time, including after December 31, 2004.

          6.      Officers, Fund Trustees and Directors, and full-time employees and their family members, of the Advisor and its affiliates.

          7.      Class S shares are  available to any  accounts  managed by the
                  Advisor,  any  advisory  products  offered  by the  Advisor or
                  DWS-SDI  and to the  Funds of DWS  Allocation  Series or other fund of funds managed by the Advisor or its affiliates.

          8.      Shareholders  of Class S of DWS Emerging  Markets  Equity Fund
                  who became  shareholders  of the fund in  connection  with the fund's acquisition of Scudder New Asia Fund, Inc. on April 17,
                  2006.

          9.      Shareholders  of Class S of any DWS Fund  who  became  Class S shareholders in connection with the  consolidation  of Class M and Class S on August 18, 2006 and household  members residing at the same address.

          10.     Shareholders  of Class S of any DWS Fund  who  became  Class S shareholders  in connection with the renaming or conversion of
                  Investment Class to Class S on October 23, 2006.

B. The following additional investors may purchase Class S shares of DWS Funds.

          1.      Broker-dealers,   banks  and  registered  investment  advisors
                  ("RIAs")  may  purchase  Class S shares in  connection  with a comprehensive  or  "wrap"  fee  program  or  other  fee  based program.

          2.      Any  group  retirement,  employee  stock,  bonus,  pension  or profit-sharing plans.

          3.      Persons  who  purchase  shares as part of an  investment  only placement in a 529 College Savings Plan.

          4.      Persons who purchase  shares through a Health Savings  Account or a Voluntary Employees' Benefit Association ("VEBA") Trust.

                                       42

DWS-SDI may, at its discretion,  require appropriate documentation that shows an investor is eligible to purchase Class S shares.

Revenue Sharing

In light of recent  regulatory  developments,  the Advisor,  the Distributor and their affiliates have undertaken to furnish certain additional information below regarding  the  level  of  payments  made  by them to  selected  affiliated  and unaffiliated  brokers,  dealers,  participating  insurance  companies  or  other financial  intermediaries  ("financial  advisors") in  connection  with the sale and/or  distribution  of  Fund  shares  or the  retention  and/or  servicing  of investors and Fund shares ("revenue sharing").

The  Advisor,  the  Distributor  and/or  their  affiliates  may  pay  additional compensation,  out of their own  assets and not as an  additional  charge to the
Fund, to financial  advisors in connection with the sale and/or  distribution of
Fund shares or the retention and/or servicing of Fund investors and Fund shares.
Such revenue  sharing  payments are in addition to any  distribution  or service fees  payable  under any Rule  12b-1 or  service  plan of any fund,  any  record keeping/sub-transfer  agency/networking  fees  payable  by the  Fund  (generally through the  Distributor  or an  affiliate)  and/or the  Distributor  to certain
financial   advisors  for  performing  such  services  and  any  sales  charges,
commissions,   non-cash  compensation  arrangements  expressly  permitted  under applicable  rules of FINRA or other  concessions  described  in the fee table or elsewhere in the  Prospectuses or the SAI as payable to all financial  advisors.
For example, the Advisor, the Distributor and/or their affiliates may compensate financial  advisors  for  providing  the Fund with "shelf  space" or access to a third  party  platform  or fund  offering  list,  or  other  marketing  programs including, without limitation, inclusion of the Fund on preferred or recommended sales  lists,  mutual  fund  "supermarket"  platforms  and  other  formal  sales programs;  granting the  Distributor  access to the  financial  advisor's  sales force;  granting the Distributor access to the financial  advisor's  conferences and meetings;  assistance  in training and  educating  the  financial  advisor's personnel; and, obtaining other forms of marketing support. The level of revenue sharing payments made to financial advisors may be a fixed fee or based upon one or more of the following factors:  gross sales,  current assets and/or number of accounts of the Fund attributable to the financial advisor,  the particular fund or fund type or other  measures  as agreed to by the  Advisor,  the  Distributor and/or their affiliates and the financial  advisors or any combination  thereof.
The amount of these payments is determined at the discretion of the Advisor, the
Distributor  and/or their affiliates from time to time, may be substantial,  and may be different for different  financial  advisors  based on, for example,  the nature of the services provided by the financial advisor.

The Advisor,  the  Distributor  and/or their  affiliates  currently make revenue sharing  payments  from  their own  assets in  connection  with the sale  and/or distribution of DWS Fund shares, or the retention and/or servicing of investors, to financial  advisors in amounts that  generally  range from .01% up to .50% of assets of the Fund serviced and  maintained by the  financial  advisor,  .10% to
..25% of sales of the Fund attributable to the financial  advisor,  a flat fee of
$12,500 up to $500,000, or any combination thereof. These amounts are subject to
change  at  the  discretion  of  the  Advisor,   the  Distributor  and/or  their
affiliates.   Receipt  of,  or  the  prospect  of  receiving,   this  additional
compensation, may influence your financial advisor's recommendation of this Fund or of any  particular  share class of the Fund. You should review your financial advisor's  compensation  disclosure  and/or  talk to your  financial  advisor to obtain  more  information  on how this  compensation  may have  influenced  your financial advisor's recommendation of this Fund.

The Advisor,  the Distributor and/or their affiliates may also make such revenue sharing  payments  to  financial  advisors  under the terms  discussed  above in connection  with  the  distribution  of both  DWS  funds  and  non-DWS  funds by financial  advisors to retirement plans that obtain record keeping services from
ADP, Inc. on the DWS Scudder branded  retirement plan platform (the  "Platform")
with the level of revenue  sharing  payments  being based upon sales of both the
DWS funds and the  non-DWS  funds by the  financial  advisor on the  Platform or current  assets  of both  the DWS  funds  and the  non-DWS  funds  serviced  and maintained by the financial advisor on the Platform.

As of the date  hereof,  the  Funds  have been  advised  that the  Advisor,  the
Distributor  and their  affiliates  expect that the following firms will receive revenue sharing payments at different points during the coming year as described above:

                                       43

Channel: Broker-Dealers and Financial Advisors

A G Edwards & Sons Inc.
AIG Advisors Group
Ameriprise
Cadaret, Grant & Co. Inc.
Capital Analyst, Incorporated
Citigroup Global Markets, Inc. (dba Smith Barney)
Commonwealth  Equity Services,  LLP (dba Commonwealth  Financial  Network)
First Clearing/Wachovia Securities
HD Vest Investment Securities, Inc.
ING Group
LaSalle Financial Services, Inc. (dba ABN Amro)
Linsco/Private Ledger Corp.
Marsh Insurance and Investment Company
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley
Oppenheimer & Co., Inc.
Pacific Select Distributors Group
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher, Inc
Securities America, Inc.
UBS Financial Services
Wells Fargo Investments, LLC

Channel: Cash Product Platform

ADP Clearing & Outsourcing
Allegheny Investments LTD
Bank of New York (Hare & Co.)
Bear, Stearns Securities Corp.
Brown Brothers Harriman
Brown Investment Advisory & Trust Company
Cadaret Grant & Co.
Chicago Mercantile Exchange
Citibank NA
D.A. Davidson & Company
Deutsche Bank Securities Inc.
Deutsche Bank Trust Company Americas
Emmett A. Larkin Company
Fiduciary Trust Co. - International
H.C. Denison Co.
Huntleigh Securities
Investors Bank & Trust
JPMorgan Chase
Lincoln Investment Planning
Linsco Private Ledger  Financial  Services
Mellon  Financial  Markets LLC
Penson Financial Services
Pershing Choice Platform
ProFunds Distributors, Inc.
Romano Brothers and Company
SAMCO Capital Markets (Fund Services, Inc.)
Smith Moore & Company

                                       44

State Street Bank & Trust Co.
Sungard Institutional Brokerage Inc.
US Bancorp
UBS Financial Services Inc.
William Blair & Company

Channel: Third Party Insurance Platforms

Acacia National Life Insurance
Allmerica Financial Life Insurance Company
Allstate Life Insurance Company of New York
Ameritas Life Insurance Group
American General Life Insurance Company
Annuity Investors Life Insurance Company
Columbus Life Insurance Company
Commonwealth Annuity and Life Insurance Company
Companion Life Insurance Company
Connecticut General Life Insurance Company
Farmers New World Life Insurance Company
Fidelity Security Life Insurance Company
First Allmerica Financial Life Insurance Company
Genworth Life Insurance Company of New York
Genworth Life and Annuity Insurance Company
Great West Life and Annuity  Insurance  Company
Hartford Life Insurance Company
ICMG Registered Variable Life
Integrity Life Insurance Company
John Hancock Life Insurance companies
Kemper Investors Life Insurance Company
Lincoln Benefit Life Insurance Company
Lincoln Life & Annuity Company of New York
Lincoln National Life Insurance Company
Massachusetts Mutual Life Insurance Group
MetLife Group
Minnesota Life Insurance Company
Mutual of America Life Insurance Company
National Life Insurance Company
National Integrity Life Insurance Company
Nationwide Group
New York Life Insurance and Annuity Corporation
Phoenix Life Insurance Company
Protective Life Insurance
Provident Mutual Life Insurance
Prudential Insurance Company of America
Sun Life GroupSymetra Life Insurance Company
Transamerica Life Insurance Company
Union Central Life Insurance Company
United of Omaha Life Insurance Company
United Investors Life Insurance Company
Western Southern Life Assurance Company

Any additions,  modifications or deletions to the financial advisors  identified above that have occurred since the date hereof are not reflected.

                                       45

The Advisor,  the  Distributor  or their  affiliates  may enter into  additional revenue sharing arrangements or change or discontinue existing arrangements with financial advisors at any time without notice.

The  prospect  of  receiving,  or the  receipt  of  additional  compensation  or promotional  incentives  described above by financial  advisors may provide such financial advisors and/or their salespersons with an incentive to favor sales of shares of the DWS Funds or a particular  DWS Fund over sales of shares of mutual funds (or  non-mutual  fund  investments)  with  respect to which the  financial advisor does not receive additional compensation or promotional  incentives,  or receives  lower levels of additional  compensation  or  promotional  incentives.
Similarly,  financial advisors may receive different  compensation or incentives that may influence  their  recommendation  of any particular  share class of the
Fund or of other funds. These payment arrangements, however, will not change the price that an investor pays for Fund shares or the amount that the Fund receives to invest on behalf of an investor and will not increase Fund expenses.  You may wish to take  such  payment  arrangements  into  account  when  considering  and evaluating  any  recommendations  relating to Fund shares and you should discuss this matter with your  financial  advisor  and review your  financial  advisor's disclosures.

Automatic  Investment  Plan.  A  shareholder  may  purchase  shares of each Fund through an automatic  investment program.  With the Direct Deposit Purchase Plan
("Direct  Deposit"),  investments  are made  automatically  (minimum  $1,000 and maximum  $250,000  for  initial  investments  and a minimum  of $50 and  maximum
$250,000 for subsequent  investments) from the shareholder's  account at a bank,
savings  and  loan  or  credit  union  into  the  shareholder's   Fund  account.
Termination by a shareholder  will become effective within thirty days after the
Shareholder  Service Agent has received the request.  Each Fund may  immediately terminate a shareholder's Direct Deposit in the event that any item is unpaid by the shareholder's financial institution.

Minimum Subsequent Investment Policies.  For current shareholders there is a $50 minimum investment  requirement for subsequent investments in the fund. There is no  minimum  subsequent  investment  requirement  for  investments  on behalf of participants in certain  fee-based and wrap programs  offered through  financial intermediaries approved by the Advisor.

Payroll  Investment  Plans. A shareholder  may purchase  shares through  Payroll
Direct Deposit or Government  Direct  Deposit.  Under these  programs,  all or a portion of a shareholder's  net pay or government check is invested each payment period.  A shareholder may terminate  participation  in these programs by giving
written  notice  to  the  shareholder's   employer  or  government   agency,  as
appropriate.  (A  reasonable  time  to  act  is  required.)  Each  fund  is  not responsible  for the efficiency of the employer or government  agency making the payment or any financial institutions transmitting payments.

Expedited Purchase Procedures for Existing  Shareholders.  Shareholders of other
DWS funds who have  submitted an account  application  and have  certified a tax identification  number, clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families,  officers and  employees  of the  Advisor  or of any  affiliated  organization  and  their immediate  families,  members of FINRA, and banks may open an account by wire by calling 1-800-728-3337 for instructions. The investor must send a duly completed and signed  application  to a Fund  promptly.  A subsequent  purchase  order for
$10,000 or more that is not  greater  than four  times an  account  value may be placed by telephone,  etc. by  established  shareholders  (except by DWS Scudder
Individual  Retirement  Account  (IRA),  DWS Scudder  Horizon Plan,  DWS Scudder
Profit  Sharing and Money  Purchase  Pension  Plans,  DWS Scudder 401(k) and DWS
Scudder 403(b) Plan holders), members of FINRA, and banks.

Redemptions

Redemption fee. Each fund imposes a redemption fee of 2% of the total redemption amount  (calculated at net asset value) on all fund shares redeemed or exchanged within 15 days of buying them (either by purchase or exchange).  The  redemption fee is paid  directly  to the  fund,  and is  designed  to  encourage  long-term investment and to offset  transaction and other costs associated with short-term or excessive  trading.  For purposes of  determining  whether the redemption fee applies,  shares held the longest time will be treated as being  redeemed  first and shares held the shortest time will be treated as being  redeemed  last.  The redemption fee is applicable to fund shares purchased either directly or through
a  financial  intermediary,  such  as  a  broker-dealer.   Transactions  through
financial

                                       46

intermediaries  typically  are  placed  with the Funds on an  omnibus  basis and include  both  purchase  and sale  transactions  placed on  behalf  of  multiple investors. These purchase and sale transactions are generally netted against one another and placed on an aggregate  basis;  consequently  the  identities of the individuals on whose behalf the  transactions are placed generally are not known to the Funds.  For this reason,  the Funds have  undertaken to notify  financial intermediaries  of their  obligation  to assess the  redemption  fee on customer accounts  and to collect and remit the  proceeds to the Funds.  However,  due to
operational   requirements,   the  intermediaries'   methods  for  tracking  and
calculating  the fee may be  inadequate  or  differ  in some  respects  from the
Funds'.

Policies and procedures affecting  transactions in Fund shares can be changed at any  time  without  notice,  subject  to  applicable  law.  Transactions  may be contingent  upon proper  completion of application  forms and other documents by shareholders  and their  receipt by the  Funds'  agents.  Transaction  delays in processing (and changing account features) due to circumstances within or beyond the  control  of the Funds and its  agents  may  occur.  Shareholders  (or their financial  service firms) are responsible for all losses and fees resulting from bad checks,  cancelled orders or the failure to consummate transactions effected pursuant to instructions reasonably believed to be genuine.

A  distribution  will be  reinvested in shares of the same Fund and class if the distribution check is returned as undeliverable.

Orders will be confirmed at a price based on the net asset value  (including any applicable  sales charge) of a Fund next determined  after receipt in good order by DWS-SDI of the order  accompanied by payment.  Orders  received by dealers or other financial services firms prior to the determination of net asset value and received in good order by DWS-SDI prior to the  determination of net asset value will be confirmed at a price based on the net asset value next determined  after receipt by DWS-SDI ("trade date").

Each Fund may suspend or postpone  redemptions  as pursuant to Section  22(e) of the Investment Company Act of 1940. Generally, those circumstances are when: (1)
the New York Stock  Exchange is closed other than  customary  weekend or holiday closings;  (2)  trading on the New York Stock  Exchange  is  restricted;  (3) an emergency  exists which makes the disposal of securities  owned by a Fund or the fair  determination  of  the  value  of  a  Fund's  net  assets  not  reasonably practicable;  or (4) the SEC, by order,  permits the  suspension of the right of redemption.  Redemption  payments  by wire may also be delayed in the event of a nonroutine closure of the Federal Reserve wire payment system.

A  request  for  repurchase  (confirmed  redemption)  may be  communicated  by a shareholder  through a  financial  services  firm to  DWS-SDI,  which firms must promptly submit orders to be effective.

Redemption  requests  must be  unconditional.  Redemption  requests (and a stock power for certificated  shares) must be duly endorsed by the account holder.  As specified  in  the  prospectus,  signatures  may  need  to  be  guaranteed  by a commercial bank, trust company,  savings and loan  association,  federal savings bank,  member  firm  of  a  national  securities  exchange  or  other  financial institution  permitted by SEC rule.  Additional  documentation  may be required,
particularly  from   institutional  and  fiduciary  account  holders,   such  as
corporations,  custodians  (e.g.,  under the Uniform  Transfers  to Minors Act), executors, administrators, trustees or guardians.

If the proceeds of the  redemption  (prior to the  imposition of any  contingent deferred  sales charge) are $100,000 or less and the proceeds are payable to the shareholder of record at the address of record,  normally a telephone request or a written  request by any one account  holder  without a signature  guarantee is sufficient for  redemptions by individual or joint account  holders,  and trust, executor  and  guardian  account  holders,  provided  the  trustee,  executor or guardian  is named in the  account  registration.  Other  institutional  account holders may  exercise  this special  privilege of redeeming  shares by telephone request or  written  request  without  signature  guarantee  subject to the same conditions as individual account holders,  provided that this privilege has been pre-authorized by the institutional account holder by written instruction to the
Shareholder Service Agent with signatures guaranteed.  This privilege may not be used to  redeem  shares  held in  certificated  form  and may not be used if the shareholder's account has had an address change within 15 days of the redemption request.

Wires.  Delivery of the proceeds of a wire redemption of $250,000 or more may be delayed  by a Fund for up to  seven  days if a Fund or the  Shareholder  Service
Agent deems it appropriate under then-current market conditions.

                                       47

The ability to send wires is limited by the  business  hours and holidays of the firms involved. A fund is not responsible for the efficiency of the federal wire system or the account  holder's  financial  services  firm or bank.  The account holder is responsible  for any charges  imposed by the account  holder's firm or bank. To change the designated account to receive wire redemption proceeds, send a written request to a Fund Shareholder Service Agent with signatures guaranteed as described above or contact the firm through which Fund shares were purchased.

Automatic  Withdrawal  Plan.  The owner of $5,000 or more of a class of a Fund's shares at the  offering  price may  provide  for the  payment  from the  owner's account of any  requested  dollar amount to be paid to the owner or a designated payee monthly,  quarterly,  semiannually or annually. The $5,000 minimum account size is not applicable to IRAs. The minimum  periodic payment is $50. Shares are redeemed so that the payee should receive payment approximately the first of the month. Investors using this Plan must reinvest Fund distributions.

In-kind  Redemptions.  A Fund  reserves  the  right to  honor  any  request  for redemption  or  repurchase  by  making  payment  in whole or in part in  readily marketable  securities.  These securities will be chosen by a Fund and valued as they are for purposes of computing a Fund's net asset value.  A shareholder  may incur transaction expenses in converting these securities to cash.

Exchanges

Shareholders  may request a taxable  exchange of their  shares for shares of the corresponding  class of other DWS Funds  without  imposition  of a sales charge, subject to the provisions  below. For purposes of calculating any CDSC,  amounts exchanged retain their original cost and purchase date.

Shares of money  market  funds that were  acquired  by purchase  (not  including shares acquired by dividend  reinvestment)  are subject to the applicable  sales charge on exchange.  Series of DWS Target Fund are  available  on exchange  only during  the  offering  period for such  series as  described  in the  applicable prospectus.  Cash Management Fund Investment, Tax Free Money Fund Investment, NY
Tax-Free Money Fund Investment,  Treasury Money Fund -- Class Investment,  Money
Market Fund Investment,  Cash Management Fund Institutional,  Cash Reserves Fund
Institutional,  Treasury Money Fund --  Institutional,  Cash Reserve Fund,  Inc.
Prime Series,  Cash Reserve Fund, Inc.  Treasury Series,  Tax-Exempt  California
Money Market Fund,  Cash Account Trust and Investors Cash Trust are available on exchange but only through a financial  services firm having a services agreement with DWS-SDI.  All  exchanges  among money funds must meet  applicable  investor eligibility  and investment  requirements.  Exchanges may only be made for funds that are available for sale in the shareholder's state of residence.  Currently,
Tax-Exempt   California  Money  Market  Fund  is  available  for  sale  only  in
California.

Shareholders must obtain prospectuses of the Funds they are exchanging into from dealers, other firms or DWS-SDI.

Automatic Exchange Plan. The owner of $1,000 or more of any class of shares of a
DWS Fund may  authorize  the  automatic  exchange  of a  specified  amount  ($50 minimum) of such  shares for shares of the same class of another  such DWS Fund.
Exchanges will be made automatically  until the shareholder or a Fund terminates the  privilege.  Exchanges  are  subject to the terms and  conditions  described above.

Dividends

Each Fund intends to follow the practice of  distributing  substantially  all of its investment company taxable income, which includes any excess of net realized short-term  capital gains over net realized long-term capital losses. A Fund may follow the practice of distributing the entire excess of net realized  long-term capital gains over net realized  short-term capital losses.  However,  each Fund may retain all or part of such gain for  reinvestment,  after paying the related federal taxes for which  shareholders may then be able to claim a credit against their federal tax liability. If a Fund does not distribute the amount of capital gain  and/or  ordinary  income  required  to be  distributed  by an  excise  tax provision  of the Code,  a Fund may be subject to that  excise  tax.  In certain circumstances,  a Fund may determine that it is in the interest of  shareholders to distribute less than the required amount.

                                       48

DWS Equity Income Fund intends to pay dividends to shareholders  quarterly.  DWS
Small Cap Value Fund intends to  distribute  dividends  from its net  investment income  excluding  short-term  capital  gains  annually in  December.  Each Fund intends to distribute  net realized  capital gains after  utilization of capital loss  carryforwards,  if any, in December  to prevent  application  of a federal excise tax. An additional distribution may be made, if necessary.

Any dividends or capital gains  distributions  declared in October,  November or
December  with a record  date in such a month  and  paid  during  the  following
January will be treated by  shareholders  for federal  income tax purposes as if received on December 31 of the calendar year declared.

Dividends  paid by a Fund  with  respect  to each  class of its  shares  will be calculated in the same manner, at the same time and on the same day.

Income  and  capital  gain  dividends,  if any,  of a Fund will be  credited  to shareholder  accounts in full and fractional  shares of the same class of a Fund at net asset value on the reinvestment  date,  except that, upon written request to the Shareholder  Service Agent, a shareholder may select one of the following options:

1.       To receive  income and  short-term  capital gain  dividends in cash and long-term  capital  gain  dividends  in shares of the same class at net asset value; or

2.       To receive income and capital gain dividends in cash.

Dividends  will be  reinvested  in  shares  of the same  class of a Fund  unless shareholders  indicate in writing  that they wish to receive  them in cash or in shares  of other  DWS  Funds  with  multiple  classes  of shares or DWS Funds as provided in the  prospectus.  To use this privilege of investing  dividends of a
Fund in shares of another DWS Fund, shareholders must maintain a minimum account value of $1,000 in the Fund  distributing  the  dividends.  A fund will reinvest dividend checks (and future  dividends) in shares of that same Fund and class if checks are returned as undeliverable.  Dividends and other  distributions of the
Fund in the  aggregate  amount of $10 or less are  automatically  reinvested  in shares of the same class of the Fund unless the shareholder  requests in writing that a check be issued for that particular distribution.

If an investment is in the form of a retirement  plan, all dividends and capital gains distributions must be reinvested into the shareholder's account.

If  a  shareholder   has  elected  to  reinvest  any   dividends   and/or  other
distributions,  such  distributions  will be made in  shares  of that  Fund  and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent.  Distributions of investment company taxable income and net realized  capital  gains are  taxable,  whether made in shares or cash.

Each  distribution  is  accompanied  by a  brief  explanation  of the  form  and character of the  distribution.  The  characterization  of distributions on such correspondence may differ from the characterization for federal tax purposes. In
January of each year each Fund issues to each  shareholder  a  statement  of the federal income tax status of all distributions in the prior calendar year.

Each Fund may at any time vary its foregoing dividend practices and,  therefore, reserves  the  right  from  time to time to  either  distribute  or  retain  for reinvestment  such of its net  investment  income  and  its net  short-term  and long-term  capital  gains as its  Board  determines  appropriate  under the then current circumstances. In particular, and without limiting the foregoing, a Fund may make additional  distributions of net investment  income or capital gain net income in order to satisfy the minimum  distribution  requirements  contained in the Internal Revenue Code of 1986, as amended (the "Code").

                              FEDERAL INCOME TAXES

The following is intended to be a general  summary of certain federal income tax consequences  of  investing  in the  Funds.  It is not  intended  as a  complete discussion  of all such  consequences,  nor  does it  purport  to deal  with all

                                       49

categories of investors.  Investors are therefore  advised to consult with their tax advisors before making an investment in a Fund.

Taxation  of the Funds.  Each Fund has  elected  to be  treated  as a  regulated investment  company  under  Subchapter  M of the Code and has  qualified as such since its inception. Each Fund intends to continue to so qualify in each taxable year as required  under the Code in order to avoid payment of federal income tax at the Fund level.  In order to qualify for the  special tax  benefits  accorded regulated  investment  companies and their  shareholders,  each Fund must, among other things:

(a)      derive at least 90% of its gross  income for each taxable year from (i)
         dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock,  securities,  or currencies  and (ii) net income derived from interests in "qualified publicly traded  partnerships" (as defined below);

(b)      diversify  its  holdings  so that,  at the end of each  quarter  of its taxable  year,  (i) at least 50% of the market value of a Fund's assets is  represented  by cash  and cash  items,  US  government  securities,
         securities  of  other  regulated   investment   companies,   and  other
         securities  limited in respect of any one issuer to a value not greater than 5% of the value of a Fund's  total assets and to not more than 10%
         of the outstanding  voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested  (x) in the  securities
         (other than those of the US  Government or other  regulated  investment companies)  of any one  issuer or of two or more  issuers  which a Fund controls and which are engaged in the same,  similar, or related trades or  businesses,  or (y)  in the  securities  of one or  more  qualified publicly traded  partnerships  (as defined  below).  In the case of the
         Fund's investment in loan participations, the Fund shall treat both the financial  intermediary  and the  issuer of the  underlying  loan as an issuer for the  purposes of meeting this  diversification  requirement;
         and.

(c)      distribute  with respect to each taxable  year to its  shareholders  at least 90% of the sum of its investment  company taxable income (as that term is  defined  in the  code  without  regard  to the  deduction  for dividends paid-- generally,  taxable ordinary income and the excess, if any, of net short-term  capital gain over net long-term capital losses)
         and net tax-exempt interest, for such year.

In  general,  for  purposes of the 90% gross  income  requirement  described  in paragraph  (a)  above,  income  derived  from a  partnership  will be treated as qualifying  income only to the extent such  income is  attributable  to items of income of the  partnership  which would be qualifying  income if realized by the regulated  investment company.  However,  100% of the net income derived from an interest in a "qualified publicly traded partnership"  (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary  market or the substantial  equivalent  thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph  (a)(i)  above) will be treated as  qualifying  income.  In  addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items  attributable  to an interest in a  qualified  publicly  traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting  securities  of such  issuer"  will  include the equity  securities  of a qualified publicly traded partnership.

If a Fund qualifies as a regulated  investment  company that is accorded special tax  treatment,  such Fund will not be subject  to federal  income tax on income distributed  in a timely  manner to its  shareholders  in the form of  dividends
(including Capital Gain Dividends, as defined below).

If for any taxable year a Fund does not qualify for the special  federal  income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal  income tax at regular  corporate  rates (without any deduction for distributions to its  shareholders),  and all  distributions  from earnings and profits,  including any  distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income.
Such  distributions  would be eligible (i) to be treated as "qualified  dividend income," in the case of individual and other noncorporate shareholders,  subject to reduced rates of federal income taxation for taxable years  beginning  before
January 1, 2011 and (ii) for the 70% dividends received deduction in the case of corporate

                                       50

shareholders.  In  addition,  a Fund could be required to  recognize  unrealized gains,  pay substantial  taxes and interest and make  substantial  distributions before  requalifying as a regulated  investment company that is accorded special tax treatment.

Each Fund is subject to a 4% nondeductible  excise tax on amounts required to be but not distributed under a prescribed formula.  The formula requires payment to shareholders  during a calendar year of distributions  representing at least 98%
of a Fund's  taxable  ordinary  income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period  ending  October 31 (in most cases) of such year as well as amounts  that were neither  distributed  nor taxed to a Fund during the prior  calendar  year.
Although each Fund's distribution  policies should enable it to avoid excise tax liability,  a Fund may  retain  (and be  subject  to income or excise  tax on) a portion of its capital  gain or other income if it appears to be in the interest of such Fund.  Distributions of investment  company taxable income are generally taxable to shareholders as ordinary income.

Taxation of Fund Distributions.  For federal income tax purposes,  distributions of  investment  income  are  generally  taxable  as  ordinary  income.  Taxes on distributions  of  capital  gains are  determined  by how long a Fund  owned the investments  that generated  them,  rather than how long a shareholder has owned his or  her  shares.  Distributions  of net  capital  gains  from  the  sale  of investments  that a Fund  owned  for more  than  one year and that are  properly designated by such Fund as capital gain  dividends  ("Capital  Gain  Dividends")
will be taxable as long-term capital gains. Distributions of gains from the sale of  investments  that a Fund  owned  for one  year or less  will be  taxable  as
ordinary   income.   For  taxable  years  beginning   before  January  1,  2011,
distributions  of  investment  income  designated  by a  Fund  as  derived  from
"qualified  dividend  income" will be taxed in the hands of  individuals  at the rates  applicable to long-term  capital gain,  provided holding period and other requirements are met at both the shareholder and Fund levels.

Distributions  are taxable to shareholders  even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included
in  the  price  the  shareholder   paid).   Distributions  are  taxable  whether
shareholders  receive them in cash or reinvest them in additional shares through the reinvestment  privilege. A shareholder whose distributions are reinvested in shares  will be  treated as having  received a dividend  equal to either (i) the fair market value of the new shares  issued to the  shareholder;  or (ii) if the shares are trading  below net asset value,  the amount of cash  allocated to the shareholder  for the  purchase of shares on its behalf in the open  market.  Any gain  resulting  from the sale or  exchange  of Fund  shares  generally  will be taxable as capital gains.

Long-term  capital gain rates  applicable to individuals  have been  temporarily reduced -- in general,  to 15% with lower rates applying to taxpayers in the 10%
and 15% rate brackets -- for taxable years beginning before January 1, 2011.

For taxable years beginning before January 1, 2011,  "qualified dividend income"
received by an  individual  will be taxed at the rates  applicable  to long-term
capital  gain.   Qualified  dividend  income  does  not  include  interest  from fixed-income securities.  In order for some portion of the dividends received by a Fund  shareholder to be qualified  dividend  income,  a Fund must meet holding
period  and  other   requirements   with   respect   to  some   portion  of  the
dividend-paying  stocks in its portfolio and the  shareholder  must meet holding period and other  requirements  with respect to a Fund's shares. A dividend will not be treated as qualified  dividend  income (at either the Fund or shareholder level) (1) if the  dividend is received  with respect to any share of stock held for fewer than 61 days during the 121-day period  beginning on the date which is
60 days before the date on which such share becomes  ex-dividend with respect to such dividend (or, in the case of certain  preferred  stock,  91 days during the
180-day period  beginning 90 days before such date),  (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in  substantially  similar or related  property,  (3) if the  recipient  elects  to have the  dividend  income treated as investment  income for purposes of the limitation on deductibility of investment  interest  or  (4)  if  the  dividend  is  received  from  a  foreign corporation that is (a) not eligible for the benefits of a comprehensive  income tax treaty  with the United  States or the stock on which the  dividend  is paid must be  readily  tradable  on an  established  securities  market in the United
States), or (b) treated as a passive foreign investment company.

In  general,  distributions  of  investment  income  designated  by a  regulated investment  company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual,

                                       51

provided  the  shareholder  meets the  holding  period  and  other  requirements described above with respect to a Fund's shares.

If the aggregate  qualified dividends received by a Fund during any taxable year are 95% or more of its gross income, then 100% of a Fund's dividends (other than dividends properly  designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.  For this purpose,  the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

Special tax rules apply to investments  through defined  contribution  plans and other  tax-qualified  plans.  Shareholders  should  consult their tax adviser to determine the  suitability  of shares of the Fund as an investment  through such plans  and  the  precise  effect  of and  investment  on  their  particular  tax situation.

All distributions by a Fund result in a reduction in the net asset value of such
Fund's  shares.  Should  a  distribution  reduce  the net  asset  value  below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above,  even though, from an investment standpoint, it may constitute a partial return of capital. In particular,  investors  should be careful to consider  the tax  implications  of buying  shares just prior to a  distribution.  The price of shares  purchased at that time includes the amount of the forthcoming distribution.  Those purchasing just prior to a  distribution  will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

Capital gains  distributions  may be reduced if Fund capital loss  carryforwards are  available.  Any  capital  loss  carryforwards  and  any  post-October  loss deferrals  to which a Fund is entitled are  disclosed in each Fund's  annual and semi-annual reports to shareholders.

Dividends Received Deduction.  Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends  constitute a portion of the Fund's gross income,  a portion of the income  distributions of such fund may be  eligible  for the 70%  deduction  for  dividends  received  by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with  respect  to which the  dividends  are  received  are  treated  as debt-financed  under  federal  income tax law and is  eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder,  as the case may be, for less than 46 days during the 91-day period beginning 45 days before the shares become ex-dividend.

Transactions in Fund Shares. The sale, exchange or redemption of Fund shares may give  rise to a gain or  loss.  In  general,  any gain or loss  realized  upon a taxable  disposition of shares will be treated as long-term capital gain or loss if the  shares  have been held for more than 12 months.  Otherwise,  the gain or loss on the taxable  disposition  of Fund  shares will be treated as  short-term capital gain or loss.  However,  any loss realized upon a taxable disposition of shares  held for six months or less will be treated as  long-term,  rather  than short-term,  to the extent of any long-term capital gain distributions  received
(or deemed  received) by the  shareholder  with respect to the shares.  All or a portion of any loss realized upon a taxable  disposition  of Fund shares will be disallowed  if other  substantially  identical  shares  of a Fund are  purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Tax Effects of Certain Transactions.  If a Fund engages in hedging transactions, including hedging transactions in options,  futures contracts, and straddles, or other similar  transactions,  it will be subject to special tax rules (including constructive sale,  mark-to-market,  straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the
Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term  capital gains into  short-term  capital  gains or convert  short-term capital losses into long-term capital losses. These rules could therefore affect the amount,  timing and character of distributions  to  shareholders.  Such Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

Certain of a Fund's hedging activities  (including its transactions,  if any, in foreign  currencies or foreign  currency-denominated  instruments) may produce a difference  between its book income and its taxable income. If the a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a

                                       52

dividend to the extent of the Fund's remaining  earnings and profits  (including earnings and profits  arising from  tax-exempt  income),  (ii)  thereafter  as a return of capital  to the extent of the  recipient's  basis in the  shares,  and
(iii)  thereafter  as gain from the sale or  exchange of a capital  asset.  If a
Fund's book income is less than its taxable  income,  the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

A Fund's  investment  in zero  coupon  bonds and other debt  obligations  having original issue  discount may cause a Fund to recognize  taxable income in excess of any cash received from the  investment.  A portion of the difference  between the issue price of zero coupon  securities and their face value (`original issue discount") is considered to be income to a Fund each year, even though such Fund will not receive cash  interest  payments from these  securities.  This original issue discount  imputed  income will comprise a part of the  investment  company taxable income of a Fund,  which must be distributed to shareholders in order to maintain the qualification of such Fund as a regulated investment company and to avoid federal income tax at a Fund's level.

Some debt  obligations with a fixed maturity date of more than one year from the date of issuance (and all  zero-coupon  debt  obligations  with a fixed maturity date of more than one year from the date of  issuance)  that are  acquired  by a
Fund  will be  treated  as debt  obligations  that are  issued  originally  at a discount.  Generally,  the  amount of the  original  issue  discount  ("OID") is treated as interest income and is included in taxable income (and required to be distributed)  over the term of the debt  security,  even though  payment of that amount  is not  received  until a later  time,  usually  when the debt  security matures. In addition,  payment-in-kind securities will give rise to income which is  required to be  distributed  and is taxable  even though a Fund  holding the security receives no interest payment in cash on the security during the year.

Some debt  obligations with a fixed maturity date of more than one year from the date of  issuance  that are  acquired by a Fund in the  secondary  market may be treated  as  having  market  discount.  Generally,  any gain  recognized  on the disposition  of, and any partial payment of principal on, a debt security having market  discount  is treated  as  ordinary  income to the  extent  the gain,  or principal  payment,  does not exceed the "accrued market  discount" on such debt security. Market discount generally accrues in equal daily installments.  A Fund may make one or more of the  elections  applicable  to debt  obligations  having market  discount,  which could affect the character and timing of recognition of income.

In addition, if a Fund invests in high yield original issue discount obligations issued by  corporations  (including  tax-exempt  obligations),  a portion of the original  issue  discount  accruing on the  obligation may be treated as taxable dividend income. In such event,  dividends of investment  company taxable income received from a Fund by its  shareholders,  to the extent  attributable  to such portion of accrued original issue discount, would be taxable. Any such dividends received by a Fund's  corporate  shareholders  may be eligible for the deduction for dividends received by corporations.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond  acquired on the  secondary  market at a price below its redemption  value (or its  adjusted  issue price if issued with  original  issue discount).  Absent an election  to include  the market  discount in income as it accrues,  gain on the  disposition  of such an  obligation  will be  treated  as ordinary  income  (instead  of capital  gain) to the  extent of  accrued  market discount.

Certain  Investments in REITS. A Fund may invest in REITs.  Such  investments in
REIT equity securities may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a
Fund may be required to sell  securities in its portfolio  (including when it is not  advantageous  to do so) that it otherwise  would have  continued to hold. A
Fund's  investments in REIT equity  securities may at other times result in such
Fund's  receipt  of  cash  in  excess  of the  REIT's  earnings;  if  such  Fund distributes such amounts, such distribution could constitute a return of capital to Fund  shareholders for federal income tax purposes.  Dividends  received by a
Fund from a REIT generally will not constitute qualified dividend income.

Some of the REITs in which a Fund may invest may be permitted  to hold  residual interests  in  real  estate  mortgage  investment  conduits  ("REMICs")  taxable mortgage  pools  ("TMPs") or  themselves  to  constitute  TMPs.  Under  guidance recently issued by the IRS and Treasury  regulations that have yet to be issued, but may apply  retroactively,

                                       53

a portion  of a Fund's  income  from a REIT that is  attributable  to the REIT's residual  interest  in a REMIC or a TMP  (referred  to in the Code as an "excess inclusion")  will be subject to federal income tax in all events.  This guidance also  provides,  and the  regulations  are  expected  to  provide,  that  excess inclusion  income of a regulated  investment  company,  such as a Fund,  will be allocated to shareholders of the regulated  investment  company in proportion to the dividends  received by such  shareholders,  with the same consequences as if the shareholders held the related REMIC residual interest directly. As a result, a Fund may not be a suitable  investment for  charitable  remainder  trusts,  as noted below.

In general,  excess  inclusion  income  allocated to shareholders  (i) cannot be offset by net  operating  losses  (subject  to a limited  exception  for certain thrift  institutions),  (ii) will constitute  unrelated  business taxable income
("UBTI")  to  entities  (including  a  qualified  pension  plan,  an  individual retirement  account,  a 401(k)  plan, a Keogh plan or other  tax-exempt  entity)
subject to tax on unrelated business income,  thereby potentially requiring such an entity that is allocated excess inclusion income,  and otherwise might not be required to file a tax return,  to file a tax return and pay tax on such income, and  (iii) in the case of a  non-U.S.  shareholder,  will  not  qualify  for any reduction in U.S. federal  withholding tax (discussed  below). Any investment in residual  interests of a Collateralized  Mortgage  Obligation (a "CMO") that has elected to be treated as a REMIC  likewise  can  create  complex  tax  problems, especially  if a Fund  has  state  or  local  governments  or  other  tax-exempt organizations as shareholders.  A tax-exempt  shareholder will recognize UBTI by virtue  of  its  investment  in  a  Fund  if  shares  in  such  Fund  constitute debt-financed  property in the hands of the  tax-exempt  shareholder  within the meaning of Code  Section  514(b).  Furthermore,  a  tax-exempt  shareholder  may recognize  UBTI if a Fund  recognizes  "excess  inclusion  income"  derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income  recognized  by a Fund  exceeds  such Fund's  investment  company taxable income (after taking into account  deductions for dividends paid by such
Fund).

Under  legislation  enacted in December  2006, if a charitable  remainder  trust
(defined in section 664 of the Code)  realizes any  unrelated  business  taxable income for a taxable year, it must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in November 2006, a charitable remainder trust will not  recognize  UBTI solely as a result of  investing  in a Fund that recognizes  "excess inclusion income." Rather, if at any time during any taxable
year  a  charitable   remainder  trust  (or  one  of  certain  other  tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality  thereof, and certain energy cooperatives) is a record holder of a share in a fund that recognizes  "excess  inclusion  income," then a
Fund will be subject to a tax equal to that  portion  of its  "excess  inclusion income" for the taxable year that is allocable to such shareholders,  multiplied by the highest  federal income tax rate imposed on  corporations.  The extent to which  this IRS  guidance  remains  applicable  in light  of the  December  2006 legislation is unclear.  To the extent  permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable  charitable remainder trust, or other shareholder,  and thus reduce such  shareholder's  distributions for the  year  by the  amount  of the tax  that  relates  to such  shareholder's interest in such Fund. Each Fund has not yet determined whether such an election will be made.

Special rules apply to distributions to foreign shareholders from a Fund that is either a "U.S.  real  property  holding  corporation"  ("USRPHC")  or would be a
USRPHC but for the operation of certain  exceptions to the  definition  thereof.
Additionally,  special  rules  apply to the sale of  shares  in a Fund that is a
USRPHC. Very generally,  a USRPHC is a domestic corporation that holds U.S. real property interests  ("USRPIs") -- defined very generally in turn as any interest in U.S. real property or any equity  interest in a USRPHC - when the fair market value of a  corporations  USRPIs  equals or  exceeds  50% of the sum of the fair market values of the  corporation's  USRPIs,  interests in real property located outside the United States and other assets combined. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed  below  will also apply to  distributions  from a Fund that would be a
USRPHC absent  exclusions from USRPI treatment for (1) interests in domestically controlled  REITs  and (2)  not-greater-than-5%  interests  in  publicly  traded classes of stock in REITs.

In the  case of  Funds  that  would  be  USRPHCs  but  for  the  above-mentioned exceptions  from the definition of USRPIs,  amounts the Fund receives from REITs derived from gains realized from USRPIs will retain their character as USRPIs in the hands of the Fund's foreign  shareholders (as will any direct USRPI gain the
Fund recognizes).  In the hands of a foreign shareholder that holds (or has held in the prior  year) more than a 5% interest in the Fund,  such  amounts  will be treated as gains  "effectively  connected" with the conduct of a "U.S.  trade or business" subject to tax

                                       54

at graduated rates. Moreover,  such shareholders will be required to file a U.S.
income tax return for the year in which the gain is recognized and the Fund will be required to withhold 35% of the amount of such  distribution.  In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the
Fund), the USRPI  distribution will be treated as ordinary income (regardless of any designation by the Fund that such  distribution is a Capital Gain Dividend), and the Fund will be  required  to withhold  30% (or a lower  applicable  treaty rate)  of the  amount  of the  distribution  paid to such  foreign  shareholder.
Foreign  shareholders  of such funds are also  subject to "wash  sale"  rules to prevent the avoidance of the  tax-filing and -payment  obligations  discussed in the above paragraphs through the sale and repurchase of Fund shares.

In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S.  income tax return for the year of the  disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally is required  with respect to amounts paid in redemption of shares of a
Fund that is a USRPHC  and is also  domestically  controlled.  As of the date of this filing, it is not clear that this exception will be extended by Congress.

Under current law, the Funds serve to block  unrelated  business  taxable income
("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing,  a  tax-exempt  shareholder  could  realize  UBTI  by  virtue  of its investment  in a Fund if either:  (1) a Fund  invests in real estate  investment trusts ("REITs") that hold residual interests in real estate mortgage investment conduits ("REMICs");  or (2) shares in a Fund constitute  debt-financed property in the hands of the  tax-exempt  shareholder  within the meaning of Code Section
514(b).  If a  charitable  remainder  trust (as  defined  in Code  Section  664)
realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. A fund may invest in REITs that hold residual  interests in REMICs.

Passive Foreign  Investment  Companies.  Equity investments by a Fund in certain
"passive foreign  investment  companies"  ("PFICs") could potentially  subject a
Fund to a US federal income tax (including  interest  charges) on  distributions received from the company or on proceeds received from the disposition of shares in the company,  which tax cannot be eliminated by making  distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"),  in which case a Fund will be  required  to include its share of the company's  income  and net  capital  gains  annually,  regardless  of whether it receives any distribution from the company.  A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market"
as though it had sold and  repurchased  its  holdings in those PFICs on the last day of a Fund's  taxable  year.  Such gains and losses are  treated as  ordinary income  and  loss.  The QEF and  mark-to-market  elections  may  accelerate  the recognition  of income  (without  the receipt of cash) and  increase  the amount required to be distributed by a Fund to avoid  taxation.  Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not  advantageous  to do so) to meet  its  distribution  requirement, which also may  accelerate  the  recognition  of gain and affect a Fund's  total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

Foreign  Taxation.  Foreign  withholding  or other foreign taxes with respect to income  (possibly  including,  in some cases,  capital gains) on certain foreign securities may occur.  These taxes may be reduced or eliminated  under the terms of an applicable US income tax treaty.  As it is not expected that more than 50%
of the value of total  assets  will  consist  of  securities  issued by  foreign corporations,  a Fund will not be eligible to pass through to  shareholders  its proportionate share of any foreign taxes paid, with the result that shareholders will not be able to  include  in income,  and will not be  entitled  to take any credits or deductions for such foreign taxes.

Foreign  Currency  Transactions.  Transactions  in foreign  currencies,  foreign investment  currency-denominated  debt securities and certain  foreign  currency options,  futures contracts,  forward contracts and similar  instruments (to the extent  permitted)  may give rise to ordinary  income or loss to the extent such income or loss results from  fluctuations  in the value of the foreign  currency concerned.

Backup  Withholding.  Under  the  backup  withholding  provisions  of the  Code, redemption  proceeds as well as  distributions  may be subject to federal income tax withholding for certain shareholders,  including those who fail to furnish a
Fund with their taxpayer  identification  numbers and certifications as to their tax status.

                                       55

Non-U.S. Shareholders. Capital Gain Dividends will not be subject to withholding of federal  income tax. In general,  dividends  (other than properly  designated
Capital  Gain  Dividends)  paid by a Fund to a  shareholder  that is not a "U.S.
person" within the meaning of the Code (such  shareholder,  a "foreign  person")
are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable  treaty  rate)  even if they are  funded by income or gains  (such as portfolio  interest,  short-term  capital gains, or foreign-source  dividend and interest  income)  that,  if paid to a  foreign  person  directly,  would not be subject to withholding. However, effective for taxable years of a Fund beginning before  January 1, 2008, a Fund will not be required to withhold any amounts (i)
with respect to distributions  (other than distributions to a foreign person (w)
that has not provided a satisfactory  statement that the beneficial owner is not a U.S.  person,  (x) to the extent that the dividend is  attributable to certain interest  on an  obligation  if the  foreign  person  is the  issuer or is a 10%
shareholder  of the issuer,  (y) that is within certain  foreign  countries that have  inadequate  information  exchange  with the United  States,  or (z) to the extent the  dividend  is  attributable  to  interest  paid by a person that is a related  person of the  foreign  person and the foreign  person is a  controlled foreign  corporation) from U.S.-source interest income that would not be subject to U.S.  federal income tax if earned directly by an individual  foreign person, to the extent such distributions are properly  designated by such Fund, and (ii)
with respect to distributions (other than distributions to an individual foreign person who is present in the United  States for a period or periods  aggregating
183 days or more during the year of the distribution) of net short-term  capital
gains  in  excess  of  net  long-term   capital  losses,   to  the  extent  such
distributions   are  properly   designated  by  such  Fund.   Depending  on  the
circumstances,  a Fund may make such  designations  with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as  ineligible  for this  exemption  from  withholding.  In order to qualify  for this  exemption  from  withholding,  a foreign  person will need to comply with applicable certification  requirements relating to its non-US status
(including,  in general,  furnishing an IRS Form W-8BEN or substitute  form). In the case of shares held through an  intermediary,  the intermediary may withhold even if a Fund makes a designation  with respect to a payment.  Foreign  persons should  consult their  intermediaries  with respect to the  application of these rules to their account.

If a  beneficial  holder who is a foreign  person has a trade or business in the
United States,  and the dividends are effectively  connected with the conduct by the beneficial holder of a trade or business in the United States,  the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Tax Shelter Reporting Regulations.  Under Treasury regulations, if a shareholder recognizes a loss with  respect to a Fund's  shares of $2 million or more for an individual shareholder or $10 million or more for a corporate  shareholder,  the shareholder must file with the Internal  Revenue Service a disclosure  statement on Form 8886.  Direct  shareholders  of portfolio  securities  are in many cases
excepted  from  this  reporting   requirement,   but  under  current   guidance,
shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of  most  or all  regulated  investment  companies.  The  fact  that  a loss  is reportable under these  regulations  does not affect the legal  determination of whether the  taxpayer's  treatment  of the loss is proper.  Shareholders  should consult their tax advisors to determine the  applicability of these  regulations in light of their individual circumstances.

Other Tax  Considerations.  Shareholders  of a Fund may be  subject to state and local taxes on distributions  received from such Fund and on redemptions of such
Fund's shares.

Investors  are advised to consult  their own tax advisors  with respect to their own circumstances  regarding the above-described general federal income taxation
rules  and  with  respect  to  other  federal,   state,  local  or  foreign  tax
consequences to them of an investment in shares of a Fund.

                                 NET ASSET VALUE

The net  asset  value of  shares  of each  Fund is  computed  as of the close of regular trading on the New York Stock Exchange (the  "Exchange") on each day the
Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following  holidays:  New Year's Day, Dr. Martin Luther King,  Jr.
Day,  Presidents' Day, Good Friday,  Memorial Day,  Independence Day, Labor Day,
Thanksgiving  and Christmas,  and on the preceding  Friday or subsequent  Monday when one of these  holidays  falls on a Saturday  or Sunday,  respectively.  Net asset  value  per share is  determined  separately  for each  class of shares by dividing the value of the total assets of the Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares

                                       56

of that  class  outstanding.  The per  share  net  asset  value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An equity  security is valued at its most  recent  sale price on the  security's primary  exchange  or OTC market as of the Value Time.  Lacking  any sales,  the security is valued at the calculated  mean between the most recent bid quotation and the most recent asked quotation (the "Calculated  Mean") on such exchange or
OTC  market  as of the  Value  Time.  If it is not  possible  to  determine  the
Calculated Mean, the security is valued at the most recent bid quotation on such exchange  or OTC market as of the Value  Time.  In the case of  certain  foreign exchanges  or OTC  markets,  the closing  price  reported by the exchange or OTC market  (which may  sometimes  be  referred  to as the  "official  close" or the
"official  closing  price" or other similar  term) will be  considered  the most recent sale price.

Debt securities are valued as follows.  Money market instruments  purchased with an  original or  remaining  maturity  of 60 days or less,  maturing at par,  are valued at amortized  cost.  Other money market  instruments  are valued based on information  obtained from an approved  pricing agent or, if such information is not readily  available,  by using  matrix  pricing  techniques  (formula  driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved  pricing agent (which are intended to reflect the mean between the bid and asked prices), if available,  and otherwise at the mean of the most recent bid and asked quotations or evaluated  prices, as applicable,
based  on   quotations   or  evaluated   prices   obtained   from  one  or  more
broker-dealers.  Privately  placed  debt  securities,  other than Rule 144A debt securities,  initially are valued at cost and  thereafter  based on all relevant factors  including  type  of  security,  size of  holding  and  restrictions  on disposition.  Municipal  debt  securities  are valued at prices  supplied  by an approved  pricing  agent (which are intended to reflect the mean between the bid and asked  prices),  if available,  and otherwise at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Other debt securities are valued at prices  supplied by an approved  pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable,  obtained from one or more broker-dealers.  If it is not possible to value a particular debt security pursuant to the above methods,  the security is valued on the basis of factors including (but not limited to) maturity,  coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments  is valued at its most recent sale price on the  relevant  exchange.
Lacking any sales,  the option contract is valued at the Calculated  Mean. If it is not possible to determine the Calculated  Mean, the option contract is valued at the most recent bid quotation in the case of a purchased  option  contract or the most recent asked  quotation in the case of a written  option  contract,  in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market is valued on the Value Date at the evaluated price provided by the  broker-dealer  with which it was traded.
Futures contracts (and options thereon) are valued at the most recent settlement price,  if available on the exchange on which they are traded most  extensively.
With the exception of stock index futures  contracts  which trade on the Chicago
Mercantile Exchange,  closing settlement times are prior to the close of trading on the New York Stock Exchange. For stock index futures contracts which trade on
the  Chicago  Mercantile  Exchange,   closing  settlement  prices  are  normally
available  at  approximately  4:20  Eastern  time.  If no  settlement  price  is available, the last traded price on such exchange will be used.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved  procedures does not represent the fair market value of the  portfolio  asset,  the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's
Pricing  Committee  (or,  in  some  cases,  the  Board's  Valuation  Committee), represents fair market value. The value of other portfolio holdings owned by the
Fund is  determined  in a manner  which is intended  to fairly  reflect the fair market value of the asset on the valuation date,  based on valuation  procedures adopted  by the  Fund's  Board and  overseen  primarily  by the  Fund's  Pricing
Committee.

                              TRUSTEES AND OFFICERS

The following table presents certain information  regarding the Board Members of the Trust.  Each Board Member's year of birth is set forth in parentheses  after his or her name.  Unless  otherwise  noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years,  although not  necessarily in the same capacity,  and (ii) the address of each Board  Member  that is not an  "interested  person" (as

                                       57

defined  in the 1940 Act) of the Trust or the  Advisor  (each,  an  "Independent
Board Member"), is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904.
The term of office for each Board Member is until the election and qualification of a successor,  or until such Board Member sooner dies,  resigns, is removed or as otherwise provided in the governing documents of the Trust.  Because the Fund does not hold an annual  meeting of  shareholders,  each Board  Member will hold office for an indeterminate  period. The Board Members may also serve in similar capacities with other funds in the DWS fund complex.

Independent Board Members
--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                       Number of Funds
 and Length of Time        Business Experience and                                             in DWS Fund
 Served                    Directorships During the Past 5 Years                               Complex Overseen
--------------------------------------------------------------------------------------------------------------------

Dawn-Marie Driscoll (1946) President, Driscoll Associates (consulting firm); Executive                 76
Chairperson since 2004     Fellow, Center for Business Ethics, Bentley College; formerly,
Board Member since         Partner, Palmer & Dodge (1988-1990); Vice President of Corporate
1987                       Affairs and General Counsel, Filene's (1978-1988). Directorships:
                           Trustee of 8 open-end mutual funds managed by Sun Capital
                           Advisers, Inc. (since 2007); Director of ICI Mutual Insurance
                           Company (since 2007); Advisory Board, Center for Business Ethics,
                           Bentley College; Trustee, Southwest Florida Community Foundation
                           (charitable organization); Former Directorships: Investment
                           Company Institute (audit, executive, nominating committees) and
                           Independent Directors Council (governance, executive committees)
--------------------------------------------------------------------------------------------------------------------
 Henry P. Becton, Jr.      Vice Chair, WGBH Educational Foundation. Directorships:                     76
 (1943)                    Association of Public Television Stations; Becton Dickinson and
 Board Member since        Company(1) (medical technology company); Belo Corporation(1)
 1990                      (media company); Boston Museum of Science; Public Radio
                           International. Former Directorships: American Public Television;
                           Concord Academy; New England Aquarium; Mass. Corporation for
                           Educational Telecommunications; Committee for Economic
                           Development; Public Broadcasting Service
--------------------------------------------------------------------------------------------------------------------
Keith R. Fox (1954)        Managing General Partner, Exeter Capital Partners (a series of              76
Board Member since         private equity funds). Directorships: Progressive Holding
1996                       Corporation (kitchen goods importer and distributor); Natural
                           History, Inc. (magazine publisher); Box Top Media Inc.
                           (advertising); The Kennel Shop (retailer)
--------------------------------------------------------------------------------------------------------------------
Kenneth C. Froewiss        Clinical Professor of Finance, NYU Stern School of Business                 76
(1945)                     (1997-present); Member, Finance Committee, Association for Asian
Board Member since         Studies (2002-present); Director, Mitsui Sumitomo Insurance Group
2005                       (US) (2004-present); prior thereto, Managing Director, J.P. Morgan
                           (investment banking firm) (until 1996)
--------------------------------------------------------------------------------------------------------------------
Martin J. Gruber           Nomura Professor of Finance, Leonard N. Stern School of Business,           76
(1937)                     New York University (since September 1965); Director, Japan Equity
Board Member since         Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since
2006                       January 2000), Singapore Fund, Inc. (since January 2000), National
                           Bureau of Economic Research (since January 2006). Formerly,
                           Trustee, TIAA (pension funds) (January 1996-January 2000);
                           Trustee, CREF and CREF Mutual Funds (January 2000-March 2005);
                           Chairman, CREF and CREF Mutual Funds (February 2004-March 2005);
                           and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)
--------------------------------------------------------------------------------------------------------------------

                                       58

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                       Number of Funds
 and Length of Time        Business Experience and                                             in DWS Fund
 Served                    Directorships During the Past 5 Years                               Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Richard J. Herring         Jacob Safra Professor of International Banking and Professor,               76
(1946)                     Finance Department, The Wharton School, University of Pennsylvania
Board Member since         (since July 1972); Co-Director, Wharton Financial Institutions
2006                       Center (since July 2000); Director, Japan Equity Fund, Inc. (since
                           September 2007), Thai Capital Fund, Inc. (since September 2007),
                           Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June
                           2000); Director, Lauder Institute of International Management
                           Studies (July 2000-June 2006)
--------------------------------------------------------------------------------------------------------------------
Graham E. Jones            Senior Vice President, BGK Realty, Inc. (commercial real estate)            76
(1933)                     (since 1995). Formerly, Trustee of various investment companies
Board Member since         managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley
2006                       Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)
--------------------------------------------------------------------------------------------------------------------
Rebecca W. Rimel           President and Chief Executive Officer, The Pew Charitable Trusts            76
(1951)                     (charitable organization) (1994 to present); Trustee, Thomas
Board Member since         Jefferson Foundation (charitable organization) (1994 to present);
2006                       Trustee, Executive Committee, Philadelphia Chamber of Commerce
                           (2001 to present). Formerly, Executive Vice President, The
                           Glenmede Trust Company (investment trust and wealth management)
                           (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care(1)
                           (January 2007-June 2007)
--------------------------------------------------------------------------------------------------------------------
Philip Saunders, Jr.       Principal, Philip Saunders Associates (economic and financial               74
(1935)                     consulting) (since November 1988).  Formerly, Director, Financial
Board Member since         Industry Consulting, Wolf & Company (consulting) (1987-1988);
2006                       President, John Hancock Home Mortgage Corporation (1984-1986);
                           Senior Vice President of Treasury and Financial Services, John
                           Hancock Mutual Life Insurance Company, Inc. (1982-1986)
--------------------------------------------------------------------------------------------------------------------
William N. Searcy, Jr.     Private investor since October 2003; Trustee of 8 open-end mutual           76
(1946)                     funds managed by Sun Capital Advisers, Inc. (since October 1998).
Board Member since         Formerly, Pension & Savings Trust Officer, Sprint Corporation(1)
2006                       (telecommunications) (November 1989-September 2003)
--------------------------------------------------------------------------------------------------------------------
Jean Gleason Stromberg     Retired. Formerly, Consultant (1997-2001); Director, US Government          76
(1943)                     Accountability Office (1996-1997); Partner, Fulbright & Jaworski,
Board Member since         L.L.P. (law firm) (1978-1996). Directorships: The William and
1997                       Flora Hewlett Foundation; Service Source, Inc. Former
                           Directorships: Mutual Fund Directors Forum (2002-2004), American
                           Bar Retirement Association (funding vehicle for retirement plans)
                           (1987-1990 and 1994-1996)
--------------------------------------------------------------------------------------------------------------------

                                       59

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                       Number of Funds
 and Length of Time        Business Experience and                                             in DWS Fund
 Served                    Directorships During the Past 5 Years                               Complex Overseen
--------------------------------------------------------------------------------------------------------------------
Carl W. Vogt               Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm);            74
(1936)                     formerly, President (interim) of Williams College (1999-2000);
Board Member since         formerly, President of certain funds in the Deutsche Asset
2002                       Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000).
                           Directorships: Yellow Corporation (trucking); American Science &
                           Engineering (x-ray detection equipment). Former Directorships: ISI
                           Family of Funds (registered investment companies, 4 funds
                           overseen); National Railroad Passenger Corporation (Amtrak) Waste
                           Management, Inc. (solid waste disposal); formerly, Chairman and
                           Member, National Transportation Safety Board
--------------------------------------------------------------------------------------------------------------------

Interested Board Member

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust                                                                       Number of Funds
 and Length of Time        Business Experience and                                             in DWS Fund
 Served                    Directorships During the Past 5 Years                               Complex Overseen
--------------------------------------------------------------------------------------------------------------------
 Axel Schwarzer(2)         Managing Director(4), Deutsche Asset Management; Head of Deutsche           82
 (1958)                    Asset Management Americas; CEO of DWS Scudder; formerly board
 Board Member since        member of DWS Investments, Germany (1999-2005); formerly, Head of
 2006                      Sales and Product Management for the Retail and Private Banking
                           Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank
                           Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)
--------------------------------------------------------------------------------------------------------------------

Officers(3)
--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust    Business Experience and
 and Length of Time Served  Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Michael G. Clark(5)        Managing Director(4), Deutsche Asset Management (2006-present); President of DWS
 (1965)                     family of funds; Director, ICI Mutual Insurance Company (since October 2007);
 President, 2006-present    formerly, Director of Fund Board Relations (2004-2006) and Director of Product
                            Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President
                            Operations, Merrill Lynch Asset Management (1999-2000)
--------------------------------------------------------------------------------------------------------------------
 John Millette(6) (1962)    Director(4), Deutsche Asset Management
 Vice President and
 Secretary, 1999-present
--------------------------------------------------------------------------------------------------------------------
 Paul H. Schubert(5)        Managing Director(4), Deutsche Asset Management (since July 2004); formerly,
 (1963)                     Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of
 Chief Financial Officer,   Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global
 2004-present               Asset Management (1994-1998)
 Treasurer, 2005-present
--------------------------------------------------------------------------------------------------------------------

                                       60

--------------------------------------------------------------------------------------------------------------------
 Name, Year of Birth,
 Position with the Trust    Business Experience and
 and Length of Time Served  Directorships During the Past 5 Years
--------------------------------------------------------------------------------------------------------------------
 Patricia DeFilippis(5)     Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life
 (1963)                     Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC
 Assistant Secretary,       (1998-2003)
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Elisa D. Metzger(5)        Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison
 (1962)                     and Foerster LLP (1999-2005)
 Assistant Secretary,
 2005-present
--------------------------------------------------------------------------------------------------------------------
 Caroline Pearson(6)        Managing Director(4), Deutsche Asset Management
 (1962)
 Assistant Secretary,
 1997-present
--------------------------------------------------------------------------------------------------------------------
 Paul Antosca(6)            Director(4), Deutsche Asset Management (since 2006); Vice President, The
 (1957)                     Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
 Assistant Treasurer,
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Kathleen Sullivan          Director(4), Deutsche Asset Management
 D'Eramo(6)
 (1957)
 Assistant Treasurer,
 2003-present
--------------------------------------------------------------------------------------------------------------------
 Jason Vazquez(5) (1972)    Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations
 Anti-Money Laundering      Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and
 Compliance Officer,        Operations Manager for AXA Financial (1999-2004)
 2007-present
--------------------------------------------------------------------------------------------------------------------
 Robert Kloby(5) (1962)     Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief
 Chief Compliance           Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The
 Officer, 2006-present      Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company
                            (1984-1988)
--------------------------------------------------------------------------------------------------------------------
 J. Christopher Jackson(5)  Director(4), Deutsche Asset Management (2006-present); formerly, Director, Senior
 (1951)                     Vice President, General Counsel, and Assistant Secretary, Hansberger Global
 Chief Legal Officer,       Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals
 2006-present               (2002-2005)(2006-2009)
--------------------------------------------------------------------------------------------------------------------

(1)      A publicly held company with securities  registered pursuant to Section
         12 of the Securities Exchange Act of 1934.

(2)      The  mailing  address  of Axel  Schwarzer  is c/o  Deutsche  Investment
         Management  Americas Inc.,  345 Park Avenue,  New York, New York 10154.
         Mr.  Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.  As an interested person, Mr. Schwarzer receives no compensation from the Funds.

(3)      As a result of their respective positions held with the Advisor,  these individuals are considered  "interested  persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)      Executive title, not a board directorship.

(5)      Address:  345 Park Avenue, New York, New York 10154.

                                       61

(6)      Address: Two International Place, Boston, Massachusetts 02110.

Each Officer also holds  similar  positions for other  investment  companies for which DIMA or an affiliate serves as the advisor.

Officer's Role with Principal Underwriter:  DWS Scudder Distributors, Inc.

 Paul H. Schubert:                         Vice President
 Caroline Pearson:                         Secretary

Information Concerning Committees and Meetings of Board Members

The  Board of the  Trust met ten (10)  times  during  the  calendar  year  ended
December 31, 2006 and each Board Member attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Board Member served.

Board  Committees.  Ms.  Driscoll  has served as Chair of the Board of the Funds since June 2004.

The Board has established the following  standing  committees:  Audit Committee,
Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight
Committee, Fixed Income Oversight Committee,  Marketing/Distribution/Shareholder
Service Committee,  Legal/Regulatory/Compliance Committee and Expense/Operations
Committee.

The Audit  Committee  assists the Board in  fulfilling  its  responsibility  for oversight of the quality and integrity of the accounting, auditing and financial reporting  practices  of the  applicable  Fund.  It also  makes  recommendations regarding the selection of an independent  registered public accounting firm for a Fund,  reviews the  independence of such firm,  reviews the scope of audit and internal  controls,  considers and reports to the Board on matters relating to a
Fund's  accounting and financial  reporting  practices,  and performs such other tasks as the full Board deems  necessary  or  appropriate.  The Audit  Committee
receives  annual   representations   from  the  independent   registered  public
accounting firm as to its  independence.  The members of the Audit Committee are
Keith R. Fox (Chair and Audit Committee Financial Expert),  Kenneth C. Froewiss,
Richard J. Herring,  Graham E. Jones,  Philip Saunders,  Jr., William N. Searcy,
Jr. and Jean  Gleason  Stromberg.  The Audit  Committee  held eight (8) meetings during the calendar year 2006.

The  Nominating/Corporate  Governance  Committee  (i)  recommends  to the  Board candidates  to serve as Board  Members and (ii)  oversees  and, as  appropriate, makes  recommendations  to the Board  regarding  other  fund  governance-related matters,  including but not limited to Board compensation practices,  retirement policies,  self-evaluations  of effectiveness,  review of possible  conflicts of interest  and  independence  issues  involving  Board  Members,  allocations  of assignments  and  functions  of  committees  of the Board,  and share  ownership policies. The members of the Nominating/Corporate Governance Committee are Henry
P.  Becton,  Jr.  (Chair),  Graham E. Jones,  Rebecca W. Rimel and Jean  Gleason
Stromberg.  The  Nominating/Corporate  Governance Committee (previously known as the  Committee on  Independent  Directors)  held three (3)  meetings  during the calendar year 2006.

The Valuation  Committee  oversees Fund  valuation  matters,  reviews  valuation procedures  adopted  by the  Board,  determines  the fair  value  of the  Fund's securities as needed in accordance  with the valuation  procedures  and performs such other tasks as the full Board deems necessary or  appropriate.  The members of the Valuation  Committee  are Keith R. Fox,  Kenneth C.  Froewiss,  Martin J.
Gruber,  Richard J. Herring and Philip  Saunders,  Jr.  (Chair).  The  Valuation
Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight  Committees,  one focusing on
Funds  primarily   investing  in  equity   securities  (the  "Equity   Oversight
Committee")  and one  focusing  on Funds  primarily  investing  in fixed  income securities  (the "Fixed Income  Oversight  Committee").  These  Committees  meet regularly with Fund portfolio managers and other investment  personnel to review the relevant  Funds'  investment  strategies  and  investment  performance.  The members of the Equity  Oversight  Committee are Henry P. Becton,  Jr., Martin J.
Gruber (Chair),

                                       62

Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The
members of the Fixed Income Oversight Committee are Dawn-Marie  Driscoll,  Keith
R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and
Jean  Gleason  Stromberg.  Each  Investment  Oversight  Committee  held  six (6)
meetings during the calendar year 2006.

The  Marketing/Distribution/Shareholder   Service  Committee  oversees  (i)  the
quality, costs and types of shareholder services provided to the Funds and their shareholders,  and (ii) the distribution-related  services provided to the Funds and their  shareholders.  The members of the  Marketing/Distribution/Shareholder
Service Committee are Martin J. Gruber,  Richard J. Herring (Chair),  Rebecca W.
Rimel,     Jean     Gleason     Stromberg     and    Carl    W.    Vogt.     The
Marketing/Distribution/Shareholder  Service  Committee  held  six  (6)  meetings during the calendar year 2006.

The  Legal/Regulatory/Compliance  Committee  oversees (i) the significant  legal affairs of the Funds, including the handling of pending or threatened litigation or  regulatory  action  involving  the Funds,  (ii) general  compliance  matters
relating   to  the  Funds  and  (iii)   proxy   voting.   The   members  of  the
Legal/Regulatory/Compliance  Committee  are  Henry P.  Becton,  Jr.,  Dawn-Marie
Driscoll,  Rebecca W. Rimel,  William N. Searcy, Jr., Jean Gleason Stromberg and
Carl W. Vogt (Chair).  The  Legal/Regulatory/Compliance  Committee  held six (6)
meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Fund's total operating expense levels,  (ii)  oversees the  provision of  administrative  services to the Fund, including the Fund's custody,  fund accounting and insurance  arrangements,  and
(iii) reviews the Fund's investment advisers' brokerage practices, including the implementation  of  related  policies.  The  members  of the  Expense/Operations
Committee are Henry P. Becton, Jr., Dawn-Marie  Driscoll,  Keith R. Fox, Kenneth
C.  Froewiss,  Graham E. Jones  (Chair),  Philip  Saunders,  Jr. and  William N.
Searcy,  Jr. This  committee  held seven (7) meetings  during the calendar  year
2006.

Ad Hoc Committees.  In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues.
In 2006,  various ad hoc  committees of the Board held an  additional  seven (7)
meetings.

Remuneration.  Each Independent Board Member receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent
Board Member for travel time to meetings,  attendance at directors'  educational
seminars  or  conferences,   service  on  industry  or  association  committees,
participation  as speakers at directors'  conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee  benefits such as pension or retirement  benefits or health insurance from the Fund or any fund in the DWS fund complex.

Members of the Board who are officers,  directors,  employees or stockholders of
Deutsche Asset Management or its affiliates receive no direct  compensation from a Fund, although they are compensated as employees of Deutsche Asset Management, or its affiliates,  and as a result may be deemed to participate in fees paid by the Funds.  The following tables show  compensation  from the Fund and aggregate compensation  from all of the  funds in the DWS fund  complex  received  by each
Board Member during the calendar year 2006. Mr. Schwarzer became a member of the
Board on May 5,  2006,  is an  interested  person of the Funds and  received  no compensation  from the  Funds or any fund in the DWS  fund  complex  during  the relevant periods.

                                 Aggregate Compensation
                                 from DWS Equity Income     Aggregate Compensation     Total Compensation from Fund
Name of Board Member                      Fund           from DWS Small Cap Value Fund   and DWS Fund Complex(1)
--------------------                      ----           ------------------------------  -----------------------

Henry P. Becton, Jr.(3)(5)                 $487                     $1,179                     $189,000
Dawn-Marie Driscoll(2)(3)(4)               $645                     $1,475                     $251,000
Keith R. Fox(3)(4)                         $498                     $1,139                     $195,000
Kenneth C. Froewiss(3)(4)                  $513                     $1,175                     $234,988
Martin J. Gruber(3)                        $187                       $441                     $188,000

                                       63

                                 Aggregate Compensation
                                 from DWS Equity Income     Aggregate Compensation     Total Compensation from Fund
Name of Board Member                      Fund           from DWS Small Cap Value Fund   and DWS Fund Complex(1)
--------------------                      ----           ------------------------------  -----------------------
Richard J. Herring(3)(4)                   $180                       $423                     $184,000
Graham E. Jones(3)(4)                      $207                       $489                     $206,000
Rebecca W. Rimel(3)                        $182                       $430                     $185,000
Philip Saunders, Jr.(3)(4)                 $207                       $489                     $207,000
William N. Searcy, Jr.(3)(4)               $207                       $489                     $206,000
Jean Gleason Stromberg(3)(4)               $512                     $1,173                     $202,000
Carl W. Vogt(3)                            $487                     $1,179                     $189,000

(1)      The DWS Fund Complex is composed of 155 funds as of December 31, 2006.

(2)      Includes  $50,000 in annual  retainer  fees in Ms.  Driscoll's  role as
         Chairperson of the Board.

(3)      For each Board Member,  except Mr. Becton,  Mr.  Froewiss and Mr. Vogt, total  compensation  for calendar year 2006 includes  compensation  for service  on  the  boards  of  34  trusts/corporations  comprised  of 87 funds/portfolios.  For Messrs.  Becton and Vogt total  compensation for calendar year 2006 includes  compensation  for service on the boards of
         32  trusts/corporations  comprised  of  85  funds/portfolios.  For  Mr.
         Froewiss   total   compensation   for  calendar   year  2006   includes
         compensation  for  services  on the  boards  of 37  trusts/corporations comprised of 90 funds/portfolios.

(4)      Aggregate  compensation  includes amounts paid to the Board Members for special  meetings of ad hoc committees of the board in connection  with the  possible  consolidation  of the various DWS Fund boards and funds, meetings for considering fund expense simplification  initiatives,  and consideration  of issues  specific  to the Funds'  direct  shareholders
         (i.e., those shareholders who did not purchase shares through financial intermediaries).  Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss,  $1,000 for Dr. Herring, $16,000
         for Mr.  Jones,  $17,000 for Dr.  Saunders,  $16,000 for Mr. Searcy and
         $16,000  for Ms.  Stromberg.  These  meeting  fees  were  borne  by the applicable DWS Funds.

Board Member Ownership in the Fund(1)

The  following  table shows the dollar range of equity  securities  beneficially owned by each Board  Member in the Funds and DWS Fund Complex as of December 31,
2006.

                                                          Dollar Range of        Aggregate Dollar Range of
                                Dollar Range of        Beneficial Ownership       Ownership in all Funds
                            Beneficial Ownership in    in DWS Equity Income     Overseen by Board Member in
Board Member                DWS Small Cap Value Fund           Fund               the DWS Fund Complex(2)
------------                ------------------------           ----               -----------------------

Independent Board Member:
-------------------------

Henry P. Becton, Jr.             $10,001-$50,000             $1-$10,000                Over $100,000
Dawn-Marie Driscoll             $10,001-$50,000                    None                Over $100,000
Keith R. Fox                          None                         None                Over $100,000
Kenneth C. Froewiss                   None                         None                Over $100,000
Martin J. Gruber                      None                         None                Over $100,000
Richard J. Herring                    None                         None                Over $100,000
Graham E. Jones                       None                         None                Over $100,000
Rebecca W. Rimel                      None                         None                Over $100,000
Philip Saunders, Jr.                  None                         None                Over $100,000
William N. Searcy, Jr.                None                         None                Over $100,000
Jean Gleason Stromberg                None                         None                Over $100,000

                               64

                                                          Dollar Range of        Aggregate Dollar Range of
                                Dollar Range of        Beneficial Ownership       Ownership in all Funds
                            Beneficial Ownership in    in DWS Equity Income     Overseen by Board Member in
Board Member                DWS Small Cap Value Fund           Fund               the DWS Fund Complex(2)
------------                ------------------------           ----               -----------------------

Carl W. Vogt                          None                         None                Over $100,000

Interested Board Member:
------------------------

Axel Schwarzer                        None                         None                Over $100,000

(1)      The amount shown  includes  share  equivalents of funds which the Board
         Member  is  deemed  to be  invested  pursuant  to the  Fund's  deferred
         compensation   plan.  The  inclusion   therein  of  any  shares  deemed
         beneficially  owned does not  constitute  an  admission  of  beneficial ownership of the shares.

(2)      Securities  beneficially  owned as defined  under the 1934 Act  include direct and/or indirect ownership of securities where the Board Member's economic interest is tied to the securities,  employment  ownership and securities  when the Board  Member can exert  voting power and when the
         Board Member has  authority to sell the  securities.  The dollar ranges
         are:  None,   $1-$10,000,   $10,001-$50,000,   $50,001-$100,000,   over
         $100,000.

Ownership in Securities of the Advisor and Related Companies

As  reported to the Funds,  the  information  in the  following  table  reflects ownership by the Independent Board Members and their immediate family members of certain  securities as of December 31, 2006. An immediate family member can be a spouse,  children  residing in the same  household  including  step and adoptive children and any dependents.  The securities  represent ownership in the Advisor or principal  underwriter  of the Fund and any persons  (other than a registered investment company) directly or indirectly controlling,  controlled by, or under common control with the Advisor or principal underwriter of the Funds (including
Deutsche Bank AG).

                                                                     Value of        Percent of
                            Owner and                              Securities on     Class on an
Independent              Relationship to              Title of     an Aggregate       Aggregate
Board Member               Board Member     Company     Class          Basis            Basis
------------               ------------     -------     -----          -----            -----

Henry P. Becton, Jr.                         None
Dawn-Marie Driscoll                          None
Keith R. Fox                                 None
Kenneth C. Froewiss                          None
Martin J. Gruber                             None
Richard J. Herring                           None
Graham E. Jones                              None
Rebecca W. Rimel                             None
Philip Saunders, Jr.                         None
William N. Searcy, Jr.                       None
Jean Gleason Stromberg                       None
Carl W. Vogt                                 None

Securities Beneficially Owned

As of November 7, 2007, the Board Members and officers of the Trust owned,  as a group, less than 1% of the outstanding shares of the Fund.

                                       65

To the best of each Fund's knowledge, as of November 7, 2007, no person owned of record or beneficially 5% or more of any class of the Fund's outstanding shares, except as noted below.

DWS Small Cap Value Fund

Name and Address of Investor Ownership                   Shares                % of Total Shares
--------------------------------------                   ------                -----------------

MARSHALL & ILSLEY TRUST CO                               57,571.5980             9.12 % of Class A
MILWAUKEE WI  53224

MORGAN STANLEY & CO.                                   22,156.0650             7.16 % of Class C
JERSEY CITY NJ  07311

DWS TRUST COMPANY TTEE                               1,983,275.1900           19.86 % of Class S
FARMERS GROUP INC
EMPLOYEES PROFIT SHARING SAVINGS
SALEM NH  03079-1143

DWS Equity Income Fund

Name and Address of Investor Ownership                   Shares                % of Total Shares
--------------------------------------                   ------                -----------------

CITIGROUP GLOBAL MARKETS INC                          478,050.4820             8.62 % of Class A
NEW YORK NY  10001-2402

CITIGROUP GLOBAL MARKETS INC                          263,176.8380            15.45 % of Class B
NEW YORK NY  10001-2402

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS          127,575.0370             7.49 % of Class B
JACKSONVILLE FL  32246-6484

MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS          426,496.6750            13.35 % of Class C
JACKSONVILLE FL  32246-6484

CITIGROUP GLOBAL MARKETS INC                          172,383.6860             5.40 % of Class C
NEW YORK NY  10001-2402

LPL FINANCIAL SERVICES                                 32,003.6420      14.85 % of Institutional Class
SAN DIEGO CA  92121-1968

Agreement to Indemnify Independent Trustees for Certain Expenses

In connection with litigation or regulatory  action related to possible improper market timing or other improper trading activity or possible improper  marketing and sales  activity  in the Funds,  each Fund's  investment  advisor has agreed, subject to  applicable  law and  regulation,  to indemnify and hold harmless the applicable  Funds  against  any and all loss,  damage,  liability  and  expense, arising  from  market  timing or  marketing  and sales  matters  alleged  in any enforcement actions brought by governmental authorities involving or potentially affecting the Funds or the investment  advisor  ("Enforcement  Actions") or that are the basis for private  actions  brought by shareholders of the Funds against the Funds,  their directors and officers,  the Funds' investment  advisor and/or certain other parties ("Private Litigation"), or any proceedings or actions that may  be  threatened  or  commenced  in  the  future  by  any  person  (including governmental authorities), arising from or similar to the matters alleged in the
Enforcement Actions or Private Litigation.  In recognition of its undertaking to indemnify  the  applicable  Funds  and in  light of the

                                       66

rebuttable  presumption generally afforded to independent  directors/trustees of investment  companies  that they have not  engaged in  disabling  conduct,  each
Fund's  investment  advisor  has also  agreed,  subject  to  applicable  law and regulation,  to indemnify the applicable  Funds'  Independent  Trustees  against certain liabilities the Independent  Trustees may incur from the matters alleged in any Enforcement  Actions or Private  Litigation or arising from or similar to the  matters  alleged in the  Enforcement  Actions or  Private  Litigation,  and
advance expenses that may be incurred by the Independent  Trustees in connection with any Enforcement  Actions or Private Litigation.  The applicable  investment advisor is not, however,  required to provide indemnification and advancement of expenses: (1) with respect to any proceeding or action with respect to which the applicable Fund's Board determines that the Independent Trustee ultimately would not be entitled to  indemnification  or (2) for any liability of the Independent
Trustee  to the Funds or their  shareholders  to which the  Independent  Trustee would otherwise be subject by reason of willful  misfeasance,  bad faith,  gross negligence  or  reckless  disregard  of the  Independent  Trustee's  duties as a director or trustee of the Funds as determined in a final  adjudication  in such action or proceeding.  The estimated amount of any expenses that may be advanced to the Independent Trustees or indemnity that may be payable under the indemnity agreements is currently  unknown.  These  agreements  by each Fund's  investment advisor will survive the  termination  of the investment  management  agreements between the applicable investment advisor and the Funds.

                                FUND ORGANIZATION

Organizational Description

DWS Small Cap Value Fund is a series of DWS Securities  Trust,  formerly Scudder
Securities Trust and formerly Scudder Development Fund, a Massachusetts business trust  established  under a  Declaration  of Trust dated  October 16, 1985.  The
Trust's  predecessor was organized as a Delaware  corporation in 1970. The Trust is  currently  divided  into two series:  DWS Health Care Fund and DWS Small Cap
Value Fund. The Fund is currently divided into four classes of shares:  Class A,
Class B, Class C and Class S.

DWS Equity  Income Fund is a series of DWS Value Equity  Trust,  formerly  Value
Equity Trust and formerly  Scudder Equity Trust, a Massachusetts  business trust established under a Declaration of Trust dated October 16, 1985, as amended. The
Trust's  predecessor was organized in 1966 as a Delaware  corporation  under the
name  "Scudder  Duo-Vest  Inc."  as  a  closed-end,   diversified   dual-purpose
investment  company.  Effective April 1, 1982, its original  dual-purpose nature was terminated and it became an open-end  investment company with only one class of shares  outstanding.  At a Special Meeting of Shareholders held May 18, 1982, the  shareholders  voted to amend the  investment  objective to seek to maximize long-term  growth  of  capital  and to  change  the name of the  corporation  to
"Scudder Capital Growth Fund, Inc." ("SCGF, Inc."). The fiscal year end of SCGF,
Inc. was changed from March 31 to September 30 by action of its Directors on May
18, 1982.  Effective as of September 30, 1982,  Scudder  Special Fund,  Inc. was
merged into SCGF,  Inc. In October  1985,  the Fund's form of  organization  was changed to a Massachusetts business trust upon approval of the shareholders. The
Trust is currently divided into two series:  DWS Enhanced S&P 500 Index Fund and
DWS Equity  Income  Fund.  The Fund is  currently  divided  into five classes of shares: Class A, Class B, Class C, Class S and Institutional Class.

Each  Trust  is a  Massachusetts  business  trust  organized  under  the laws of
Massachusetts  and is governed by an Amended and Restated  Declaration  of Trust that was approved by  shareholders  in 2006, as may be further amended from time to time (the  "Declaration  of Trust").  All shares issued and  outstanding  are fully paid and  non-assessable,  transferable,  have no preemptive or conversion rights (except as may be determined by the Board of Trustees) and are redeemable as  described  in the SAI and a Fund's  prospectus.  Each share has equal rights with each other  share of the same  class of the Fund as to  voting,  dividends, exchanges, conversion features and liquidation. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

A Fund generally is not required to hold meetings of its shareholders. Under the
Declaration of Trust,  however,  shareholder meetings will be held in connection with the following  matters to the extent and as provided in the  Declaration of
Trust and as required by applicable law: (a) the election or removal of trustees if a meeting is called for such purpose;  (b) the  termination of the Trust or a
Fund; (c) an amendment of the Declaration of Trust; [DWS Equity Income Fund Only
(d) to the same extent as stockholders of Massachusetts  business corporation as to whether or not a court  action,  proceeding or claims should or should not be brought or maintained  derivatively  or as a class action on behalf of the Trust or the  Shareholders;  (e) a merger,  consolidation  or sale of assets;  (f) the

                                       67

adoption of an investment advisory or management contract; (g) the incorporation of the Trust or any series;  (h) any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the 1940 Act;] and (i) such  additional  matters as may be required by law,  [DWS Equity  Income Fund Only the  Declaration  of Trust,  the
By-laws  of a Fund,  or any  registration  of a Fund  with  the  SEC,] or as the
Trustees may determine to be necessary or desirable. Shareholders also vote upon changes in fundamental policies or restrictions.

The Declaration of Trust provides that shareholder  meeting quorum  requirements shall be established  in the Trust's  By-laws.  The By-laws  currently in effect provide that the presence in person or by proxy of the holders of thirty percent of the shares entitled to vote at a meeting (or of an individual series or class if required to vote separately) shall constitute a quorum for the transaction of business at meetings of shareholders of the Trust.

On any  matter  submitted  to a vote of  shareholders,  all  shares of the Trust entitled to vote shall,  except as otherwise provided in the Trust's By-Laws, be voted in the aggregate as a single class without  regard to series or classes of shares,  except (a) when required by applicable  law or when the Trustees  shall have  determined that the matter affects one or more series or classes of shares materially differently, shares shall be voted by individual series or class; and
(b) when the Trustees have determined that the matter affects only the interests of one or more series or classes,  only  shareholders  of such series or classes shall be entitled to vote thereon.

The  Declaration  of Trust  provides  that the  Board of  Trustees  may,  in its discretion,  establish  minimum  investment  amounts for  shareholder  accounts, impose  fees on  accounts  that do not  exceed a minimum  investment  amount and involuntarily  redeem  shares in any such  account in payment of such fees.  The
Board of Trustees,  in its sole  discretion,  also may cause the Trust to redeem all of the  shares of the Trust or one or more  series  or  classes  held by any shareholder for any reason, to the extent permissible by the 1940 Act, including
(a) if the  shareholder  owns shares having an aggregate net asset value of less than a specified minimum amount, (b) if a particular  shareholder's ownership of shares would disqualify a series from being a regulated  investment company, (c)
upon a shareholder's failure to provide sufficient  identification to permit the
Trust to verify the shareholder's  identity, (d) upon a shareholder's failure to pay for  shares  or meet or  maintain  the  qualifications  for  ownership  of a particular  class or series of shares,  (e) if the Board of Trustees  determines
(or pursuant to policies  established by the Board it is determined)  that share ownership by a particular  shareholder is not in the best interests of remaining shareholders, (f) when a Fund is requested or compelled to do so by governmental authority or applicable law and (g) upon a shareholder's  failure to comply with a request for  information  with respect to the direct or indirect  ownership of shares of the  Trust.  The  Declaration  of Trust also  authorizes  the Board of
Trustees to terminate a Fund or any class without shareholder approval,  and the
Trust may  suspend  the right of  shareholders  to  require  the Trust to redeem shares to the extent permissible under the 1940 Act.

Upon the  termination  of the Trust or any series,  after  paying or  adequately providing for the payment of all liabilities which may include the establishment of a liquidating  trust or similar  vehicle,  and upon receipt of such releases,
indemnities   and  refunding   agreements  as  they  deem  necessary  for  their
protection, the Trustees may distribute the remaining Trust property or property of the series,  in cash or in kind or partly each,  to the  shareholders  of the
Trust or the series involved,  ratably  according to the number of shares of the
Trust or such  series  held by the  several  shareholders  of the  Trust or such series on the date of termination,  except to the extent  otherwise  required or permitted by the  preferences  and special or relative  rights and privileges of any classes of shares of a series  involved,  provided that any  distribution to the  shareholders  of a  particular  class  of  shares  shall  be  made  to such shareholders  pro rata in  proportion to the number of shares of such class held by  each  of  them.  The  composition  of any  such  distribution  (e.g.,  cash, securities  or  other  assets)  shall  be  determined  by the  Trust in its sole discretion, and may be different among shareholders (including differences among shareholders in the same series or class).

Under Massachusetts law,  shareholders of a Massachusetts  business trust could, under certain  circumstances,  be held  personally  liable for  obligations of a
Fund. The Declaration of Trust,  however,  disclaims  shareholder  liability for acts or obligations  of the Fund and requires that notice of such  disclaimer be given in each agreement,  obligation,  or instrument entered into or executed by the Fund or the Fund's trustees. Moreover, the Declaration of Trust provides for indemnification  out of  Fund  property  for  all  losses  and  expenses  of any shareholder held personally  liable for the obligations of the Fund and the Fund may be  covered by  insurance  which the  Trustees  consider  adequate  to cover foreseeable  tort claims.  Thus, the risk of a shareholder  incurring  financial loss on account of shareholder liability is

                                       68

considered  by the  Advisor  remote  and not  material,  since it is  limited to circumstances in which a disclaimer is inoperative and the Fund itself is unable to meet its obligations.

Proxy Voting Guidelines

Each Fund has delegated proxy voting responsibilities to its investment advisor, subject to each Board's general oversight.  Each Fund has delegated proxy voting to the Advisor with the direction that proxies should be voted  consistent  with each  Fund's  best  economic  interests.  The  Advisor has adopted its own Proxy
Voting  Policies  and  Procedures  ("Policies"),  and  Proxy  Voting  Guidelines
("Guidelines")  for this  purpose.  The Policies  address,  among other  things, conflicts of interest that may arise between the interests of each Fund, and the interests of the Advisor and its  affiliates,  including  each Fund's  principal underwriter.  The Guidelines set forth the Advisor's general position on various proposals, such as:

o        Shareholder  Rights -- The Advisor  generally  votes against  proposals that restrict shareholder rights.

o        Corporate  Governance -- The Advisor  generally votes for  confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The Advisor generally votes for proposals to restrict a chief  executive  officer from serving on more than three outside  boards of  directors.  The  Advisor  generally  votes  against proposals  that  require a company  to  appoint  a  Chairman  who is an independent director.

o        Anti-Takeover Matters -- The Advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills,  and votes against the adoption of poison pills if  they  are  submitted  for  shareholder  ratification.  The  Advisor generally votes for fair price proposals.

o        Compensation  Matters -- The Advisor generally votes for executive cash compensation  proposals,  unless they are unreasonably  excessive.  The
         Advisor generally votes against stock option plans that do not meet the
         Advisor's criteria.

o        Routine Matters -- The Advisor  generally votes for the ratification of auditors,  procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The
Advisor generally votes proxies solicited by investment  companies in accordance with the  recommendations  of an  independent  third  party,  except for proxies solicited by or with respect to investment companies for which the Advisor or an affiliate  serves as investment  advisor or principal  underwriter  ("affiliated investment companies").  The Advisor votes affiliated investment company proxies
in  the  same  proportion  as  the  vote  of  the  investment   company's  other
shareholders  (sometimes called "mirror" or "echo" voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the  Guidelines  set forth the Advisor's  general  voting  positions on various proposals,  the Advisor may, consistent with each Fund's best interests, determine under some circumstances to vote contrary to those positions.

The  Guidelines  on a  particular  issue  may or may  not  reflect  the  view of individual  members of each Board or of a majority of each Board.  In  addition, the  Guidelines  may  reflect a voting  position  that  differs  from the actual practices of the public  companies  within the Deutsche Bank  organization or of the  investment  companies  for  which the  Advisor  or an  affiliate  serves as investment advisor or sponsor.

The  Advisor  may  consider  the views of a portfolio  company's  management  in deciding how to vote a proxy or in establishing general voting positions for the
Guidelines, but management's views are not determinative.

As mentioned above, the Policies  describe the way in which the Advisor resolves
conflicts  of  interest.  To  resolve  conflicts,   the  advisor,  under  normal
circumstances,  votes proxies in accordance with its Guidelines.  If the Advisor departs  from  the  Guidelines  with  respect  to a  particular  proxy or if the
Guidelines do not specifically  address a

                                       69

certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy,  however,  the Advisor's conflicts review  committee  will  conduct  an  investigation  to  determine  whether  any potential  conflicts of interest exist in connection  with the particular  proxy proposal.  If the conflicts review  committee  determines that the Advisor has a material  conflict  of  interest,  or certain  individuals  on the proxy  voting committee  should be recused from  participating  in a particular proxy vote, it will  inform the proxy  voting  committee.  If  notified  that the Advisor has a
material  conflict,   or  fewer  than  three  voting  members  are  eligible  to participate in the proxy vote,  typically the Advisor will engage an independent third party to vote the proxy or follow the proxy voting  recommendations  of an independent third party.

Under certain circumstances,  the Advisor may not be able to vote proxies or the
Advisor  may find that the  expected  economic  costs from voting  outweigh  the benefits  associated with voting. For example,  the Advisor may not vote proxies on certain foreign securities due to local restrictions or customs.  The Advisor generally  does  not vote  proxies  on  securities  subject  to  share  blocking restrictions.

You may  obtain  information  about  how a Fund  voted  proxies  related  to its portfolio  securities  during the 12-month  period ended June 30 by visiting the
Securities and Exchange  Commission's Web site at www.sec.gov or by visiting our
Web site at:  www.dws-scudder.com  (click on "proxy voting" at the bottom of the page).

                              FINANCIAL STATEMENTS

The financial  statements,  including the portfolio of  investments of DWS Small
Cap  Value  Fund and DWS  Equity  Income  Fund,  together  with the  Reports  of
Independent Registered Public Accounting Firm, Financial Highlights and notes to financial  statements  in the Annual  Reports to the  Shareholders  of the Funds
dated July 31, 2007, are incorporated  herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                             ADDITIONAL INFORMATION

The CUSIP number of DWS Equity Income Fund -- Class S is 23338K860.

DWS Equity Income Fund has a fiscal year end of July 31.

The CUSIP number of DWS Small Cap Value Fund -- Class S is 23337G878.

DWS Small Cap Value Fund has a fiscal year end of July 31.

This Statement of Additional  Information  contains the information of DWS Small
Cap Value Fund and DWS Equity  Income  Fund.  Each Fund,  through  its  combined prospectus,  offers only its own share classes, yet it is possible that one Fund might become liable for a misstatement regarding the other Fund. The Trustees of each Fund have  considered  this, and have approved the use of this Statement of
Additional Information.

The Funds'  prospectuses  and this  Statement  of  Additional  Information  omit certain information contained in the Registration Statement which the Funds have filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration  Statement for further information with respect to each Fund
and  the  securities  offered  hereby.  This  Registration   Statement  and  its
amendments  are available for inspection by the public at the SEC in Washington,
D.C.

                                       70

                                    APPENDIX

The  following is a  description  of (a) the ratings given by S&P and Moody's to corporate  bonds,  (b) Fitch long-term and short-term debt ratings,  (c) S&P and
Moody's commercial paper rating and (d) Moody's and S&P Municipal note ratings.

Ratings of Corporate Bonds

S&P:  Debt rated AAA has the highest  rating  assigned  by S&P.  Capacity to pay interest  and repay  principal  is  extremely  strong.  Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated  issues only in small  degree.  Debt rated A has a strong  capacity to pay interest and repay  principal  although it is somewhat more  susceptible  to the adverse effects of changes in circumstances and economic conditions than debt in higher  rated  categories.  Debt  rated BBB is  regarded  as having an  adequate capacity to pay  interest  and repay  principal.  Whereas it  normally  exhibits
adequate  protection   parameters,   adverse  economic  conditions  or  changing
circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Debt rated BB, B, CCC, CC and C is regarded as having predominantly  speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates  the least degree of  speculation  and C the highest.  While such debt will  likely  have  some  quality  and  protective  characteristics,  these  are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues.  However,  it faces major ongoing  uncertainties  or exposure to adverse business,  financial,  or economic  conditions  which  could lead to  inadequate capacity to meet timely interest and principal payments.  The BB rating category is also used for debt  subordinated to senior debt that is assigned an actual or implied BBB-  rating.  Debt rated B has a greater  vulnerability  to default but currently has the capacity to meet interest  payments and principal  repayments.
Adverse business,  financial, or economic conditions will likely impair capacity or willingness  to pay interest and repay  principal.  The B rating  category is also used for debt  subordinated  to senior  debt that is  assigned an actual or implied BB or BB- rating.

Debt rated CCC has a currently  identifiable  vulnerability  to default,  and is dependent upon favorable  business,  financial,  and economic conditions to meet timely  payment of interest and repayment of principal.  In the event of adverse business,  financial,  or  economic  conditions,  it is not  likely  to have the capacity to pay interest and repay  principal.  The CCC rating  category is also used for debt  subordinated to senior debt that is assigned an actual or implied
B or B- rating.  The rating CC  typically  is  applied to debt  subordinated  to senior  debt that is  assigned  an actual or implied  CCC  rating.  The rating C typically  is applied to debt  subordinated  to senior debt which is assigned an actual  or  implied  CCC-  debt  rating.  The C  rating  may be used to  cover a situation where a bankruptcy  petition has been filed, but debt service payments are  continued.  The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest  payments or principal  payments are not made on the date due even if the  applicable  grace period had not expired,  unless S&P believes that such payments will be made during such grace  period.  The D rating also will be used upon  the  filing  of  a  bankruptcy  petition  if  debt  service  payments  are jeopardized.

Moody's:  Bonds which are rated Aaa are judged to be of the best  quality.  They carry the smallest  degree of investment  risk and are generally  referred to as
"gilt edge." Interest  payments are protected by a large or by an  exceptionally stable margin and principal is secure. While the various protective elements are likely to change,  such changes as can be visualized are most unlikely to impair the fundamentally  strong position of such issues.  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best  bonds  because  margins  of  protection  may not be as large as in Aaa securities or fluctuation of protective  elements may be of greater amplitude or there  may be other  elements  present  which  make the long term  risks  appear somewhat  larger than in Aaa  securities.  Bonds which are rated A possess  many favorable  investment  attributes and are to be considered as upper

                                       71

medium grade obligations.  Factors giving security to principal and interest are considered  adequate but elements may be present which suggest a  susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective  elements may be lacking or may be  characteristically  unreliable over any great length of time.
Such  bonds  lack  outstanding  investment  characteristics  and  in  fact  have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements;  their future cannot be considered as well assured.  Often the  protection  of interest and  principal  payments  may be very  moderate and thereby  not well  safeguarded  during  both good and bad times over the future.
Uncertainty of position characterizes bonds in this class. Bonds which are rated
B generally  lack  characteristics  of the  desirable  investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present  elements of danger with  respect to principal or interest.
Bonds which are rated Ca represent  obligations  which are speculative in a high degree.  Such  issues are often in default  or have other  marked  shortcomings.
Bonds which are rated C are the lowest  rated class of bonds and issues so rated can be regarded as having  extremely  poor  prospects of ever attaining any real investment standing.

Fitch Long-Term Debt Ratings

AAA.  Highest credit  quality.  "AAA" ratings  denote the lowest  expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA. Very high credit  quality.  "AA" ratings  denote a very low  expectation  of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This  capacity  is not  significantly  vulnerable  to  foreseeable events.

A. High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial  commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB. Good credit quality.  "BBB" ratings  indicate that there is currently a low expectation  of credit  risk.  The  capacity  for timely  payment  of  financial commitments is considered adequate,  but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

BB.  Speculative.  "BB" ratings  indicate that there is a possibility  of credit risk  developing,  particularly  as the result of adverse  economic  change over time;  however,  business or  financial  alternatives  may be available to allow financial  commitments  to be met.  Securities  rated in this  category  are not investment grade.

B. Highly  speculative.  "B" ratings  indicate that  significant  credit risk is present,  but a limited  margin of safety  remains.  Financial  commitments  are currently being met; however,  capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,  CC, C. High  default  risk.  Default is a real  possibility.  Capacity for meeting  financial  commitments  is solely  reliant  upon  sustained,  favorable business or economic developments.  A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, D. Default.  The ratings of  obligations  in this category are based on their prospects for achieving  partial or full recovery in a  reorganization  or
liquidation  of  the  obligor.   While  expected   recovery  values  are  highly
speculative  and cannot be estimated with any precision,  the following serve as general  guidelines.  "DDD" obligations have the highest potential for recovery, around  90%-100% of  outstanding  amounts and accrued  interest.

                                       72

"DD" indicates potential  recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities  rated  in  this  category  have  defaulted  on  some  or all of  their obligations.  Entities  rated "DDD" have the highest  prospect for resumption of performance  or  continued  operation  with or  without a formal  reorganization process.  Entities  rated  "DD"  and  "D"  are  generally  undergoing  a  formal reorganization or liquidation process;  those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Fitch Short-Term Debt Ratings

F1.  Highest credit  quality.  Indicates the Best capacity for timely payment of financial commitments;  may have an added "+" to denote any exceptionally strong credit feature.

F2. Good credit quality. A satisfactory capacity for timely payment of financial commitments,  but the  margin  of  safety  is not as great as in the case of the higher ratings.

F3.  Fair  credit  quality.   The  capacity  for  timely  payment  of  financial
commitments is adequate;  however,  near-term  adverse changes could result in a reduction to non-investment grade.

B.  Speculative.  Minimal capacity for timely payment of financial  commitments, plus  vulnerability  to  near-term  adverse  changes in  financial  and economic conditions.

C. High  default  risk.  Default is a real  possibility.  Capacity  for  meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Default. Denotes actual or imminent payment default.

Commercial Paper Ratings

Commercial  paper rated by Standard & Poor's  Ratings  Services  ("S&P") has the
following   characteristics:   Liquidity   ratios  are  adequate  to  meet  cash
requirements.  Long-term  senior  debt is rated "A" or  better.  The  issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow  have an  upward  trend  with  allowance  made for  unusual  circumstances.
Typically, the issuer's industry is well established and the issuer has a strong position  within the industry.  The  reliability  and quality of management  are unquestioned.  Relative  strength  or weakness  of the above  factors  determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings  Prime-1 and Prime-2 are the two highest  commercial  paper  ratings assigned  by Moody's  Investors  Service,  Inc.  ("Moody's").  Among the factors considered by it in assigning  ratings are the following:  (1) evaluation of the management of the issuer;  (2) economic  evaluation of the issuer's  industry or industries and an appraisal of  speculative-type  risks which may be inherent in
certain  areas;  (3)  evaluation  of  the  issuer's   products  in  relation  to
competition and customer  acceptance;  (4) liquidity;  (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years;  (7) financial strength of a parent company and the relationships  which exist with the issuer;
and (8) recognition by the management of obligations which may be present or may arise as a result of public  interest  questions and  preparations  to meet such obligations.  Relative  strength  or weakness  of the above  factors  determines whether the issuer's commercial paper is rated Prime-1 or 2.

Municipal Notes

Moody's: The highest ratings for state and municipal short-term  obligations are
"MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1"
are judged to be of the "best  quality".  Notes rated "MIG 2" or "VMIG 2" are of
"high  quality," with margins or protection  "ample  although not as large as in the  preceding  group".  Notes  rated  "MIG  3"

                                       73

or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P:  The  "SP-1"  rating  reflects  a "very  strong or strong  capacity  to pay principal and interest". Notes issued with "overwhelming safety characteristics"
will be rated "SP-1+".  The "SP-2" rating reflects a "satisfactory  capacity" to pay principal and interest.

Fitch:  The highest ratings for state and municipal  short-term  obligations are
"F-1+," "F-1," and "F-2."

                                       74

NOVEMBER 30, 2007

Annual Report
to Shareholders

DWS Dreman Mid Cap Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Directors and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Stocks of mid-cap companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. The fund may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.75%, 2.57%, 2.51% and 1.37% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/07
DWS Dreman Mid Cap Value Fund	1-Year	Life of Fund*
Class A	7.54%	11.44%
Class B	6.72%	10.72%
Class C	6.81%	10.68%
Institutional Class	7.86%	12.02%
Russell Midcap® Value Index+	.70%	8.94%
S&P® Midcap 400 Index++	7.66%	9.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Mid Cap Value Fund — Class A [] Russell Midcap Value Index+ [] S&P Midcap 400 Index++

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/07
DWS Dreman Mid Cap Value Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$10,136	$12,131
	Average annual total return	1.36%	8.64%
Class B	Growth of $10,000	$10,372	$12,378
	Average annual total return	3.72%	9.59%
Class C	Growth of $10,000	$10,681	$12,668
	Average annual total return	6.81%	10.68%
Russell Midcap Value Index+	Growth of $10,000	$10,070	$12,212
	Average annual total return	.70%	8.94%
S&P Midcap 400 Index++	Growth of $10,000	$10,766	$12,290
	Average annual total return	7.66%	9.24%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
+ Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
++ S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Dreman Mid Cap Value Fund — Institutional Class [] Russell Midcap Value Index+ [] S&P Midcap 400 Index++

Comparative Results as of 11/30/07
DWS Dreman Mid Cap Value Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,078,600	$1,302,700
	Average annual total return	7.86%	12.02%
Russell Midcap Value Index+	Growth of $1,000,000	$1,007,000	$1,221,200
	Average annual total return	.70%	8.94%
S&P Midcap 400 Index++	Growth of $1,000,000	$1,076,600	$1,229,000
	Average annual total return	7.66%	9.24%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
+ Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
++ S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/07	$ 12.61	$ 12.52	$ 12.51	$ 12.66
11/30/06	$ 11.96	$ 11.87	$ 11.86	$ 12.01
Distribution Information: Twelve Months as of 11/30/07: Income Dividends	$ .09	$ —	$ —	$ .13
Capital Gain Distributions	$ .15	$ .15	$ .15	$ .15
Class A Lipper Rankings — Mid-Cap Core Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	132	of	342	39

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.49% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended November 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 11/30/07
DWS Dreman Mid Cap Value Fund	1-Year	Life of Fund*
Class S	7.88%	11.91%
Russell Midcap Value Index+	.70%	8.94%
S&P Midcap 400 Index++	7.66%	9.24%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 11/30/07	$ 12.64
11/30/06	$ 11.97
Distribution Information: Twelve Months as of 11/30/07: Income Dividends	$ .12
Capital Gain Distributions	$ .15
Class S Lipper Rankings — Mid-Cap Core Funds Category as of 11/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	125	of	342	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Dreman Mid Cap Value Fund — Class S [] Russell Midcap Value Index+ [] S&P Midcap 400 Index++

Comparative Results as of 11/30/07
DWS Dreman Mid Cap Value Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,788	$12,998
	Average annual total return	7.88%	11.91%
Russell Midcap Value Index+	Growth of $10,000	$10,070	$12,212
	Average annual total return	.70%	8.94%
S&P Midcap 400 Index++	Growth of $10,000	$10,766	$12,290
	Average annual total return	7.66%	9.24%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 2, 2005. Index returns began on July 31, 2005.
+ Russell Midcap Value Index is an unmanaged index measuring the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value index.
++ S&P Midcap 400 Index is an unmanaged market-value weighted index that tracks the stock movement of 400 mid-sized US companies.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2007 to November 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 945.30	$ 941.40	$ 942.00	$ 946.80	$ 946.10
Expenses Paid per $1,000*	$ 6.58	$ 9.98	$ 9.98	$ 4.88	$ 4.73
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 6/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/07	$ 1,018.30	$ 1,014.79	$ 1,014.79	$ 1,020.05	$ 1,020.21
Expenses Paid per $1,000*	$ 6.83	$ 10.35	$ 10.35	$ 5.06	$ 4.91
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Dreman Mid Cap Value Fund	1.35%	2.05%	2.05%	1.00%	.97%
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Dreman Mid Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Dreman Mid Cap Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Dreman Value Management L.L.C. ("DVM"), Aspen, Colorado, is the subadvisor for the fund. DVM was founded in 1977 and currently manages over $18.9 billion in assets as of November 30, 2007.

Portfolio Management Team

Dreman Value Management, L.L.C. is the subadvisor for the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

Began investment career in 1957.

Joined the fund team in 2005.

Founder, Dreman Value Management, L.L.C.

F. James Hutchinson

Managing Director of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager.

Joined Dreman Value Management, L.L.C. in 2000.

Executive Vice President responsible for Marketing.

Began investment career in 1986.

Member of Investment Policy Committee.

Joined the fund team in 2006.

Prior to joining Dreman Value Management, L.L.C., 30 years of experience in finance and trust/investment management with the Bank of New York.

Mark Roach

Co-Lead Portfolio Manager.

Joined Dreman Value Management, L.L.C. in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products.

Joined the fund team in 2006.

Prior to that, Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006; security analyst from 1997 to 2001 for various institutions including Fifth Third Bank, Lynch, Jones & Ryan and USAA.

BS, Baldwin Wallace College; MBA, University of Chicago.

In the following interview, Co-Lead Portfolio Managers David N. Dreman, F. James Hutchinson and Mark Roach discuss the market environment and performance of DWS Dreman Mid Cap Value Fund for the 12-month period ended November 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market, although with considerable volatility. After a period of strength in late 2006, there was a dip in late February and early March. Markets began to rise again through mid-July, drifted lower in the late summer, then rallied again in September, responding in part to the US Federal Reserve Board's (the Fed's) mid-September interest rate reduction. Volatility returned in October and November, as markets responded to further bad news about the potential impact of the subprime mortgage crisis.

The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned 7.05% for the 12 months ended November 30, 2007.1 Large-cap stocks performed better than mid-cap or small-cap issues. The large-cap Russell 1000® Index posted a return of 7.83% for the 12-month period, while the Russell Midcap® Index returned 5.92% and the small-cap Russell 2000® Index returned -1.17%.2 In the mid-cap category, growth stocks performed significantly better than value stocks: the return of the Russell Midcap® Growth Index was 10.13%, compared with 0.70% for the Russell Midcap® Value Index.3 The strongest industry sectors within the Russell Midcap Value Index were materials and energy; the weakest were financials and consumer discretionary.

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.
2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total marketcapitalization of the Russell 3000 Index.
3 The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q: How is DWS Dreman Mid Cap Value Fund managed?

A: Our management of the fund is based on the value-oriented principles that guide all the funds that Dreman manages. The fund seeks long-term growth of capital by investing in the stocks of mid-cap companies that we believe are undervalued but have favorable prospects for appreciation. We define mid-cap companies as those that have a market capitalization similar to the Russell Midcap Value Index, which has an average market capitalization of $6.3 billion.

We begin the selection process by identifying mid-cap stocks with below market price-to-earnings ratios. We then compare the stock price of each company under consideration with its book value, cash flow and dividend yield to identify those companies that are financially sound and appear to have a strong potential for long-term capital appreciation and dividend growth. Based on these criteria, we assemble a portfolio of the most attractive stocks, drawing on analysis of the outlook for the economy as a whole and for various industries and sectors. We may favor securities from different sectors and industries at different times, while maintaining variety in terms of industries and companies represented.

We will normally sell a stock when it reaches a target price, when it no longer qualifies as a mid-cap company, or when fundamental factors change or we believe other investments offer better opportunities.

Q: How did the fund perform over the last 12 months?

A: The fund's return for the 12 months ended November 30, 2007 (Class A shares) was 7.54%. For this period, return of the fund's benchmark, the Russell Midcap Value Index, was 0.70%. This performance places the fund in the 39th percentile of its peer group, the Lipper Mid-Cap Core Funds category, which had an average return of 6.59%.4 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for the performance of other share classes and more complete performance information.)

4 The Lipper Mid-Cap Core Funds category is a group of mutual funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P MidCap 400 Index.Category returns assume reinvestment of all dividends. It is not possible to invest directly into a Lipper category.

Q: What were the major determinants of the fund's performance?

A: Most of the difference between the fund's performance and that of its benchmark normally results from stock selection decisions. However, performance during this period benefited from a significant underweight relative to the Russell Midcap Value Index in the financials sector and an overweight in the industrials sector.5 In anticipation of a slowing economy we reduced the overall position in cyclical stocks, while keeping industrial issues with good potential for continued strong demand. One of the best-performing stocks in the portfolio was General Cable Corp., which makes high- and low-voltage electrical cable and also data cable. This company stands to benefit from increased investment in the power grid infrastructure and also from the growing importance of broadband communications. Other strong holdings in the industrials sector were Alliant Techsystems, Inc., a supplier of aerospace and defense products to the US government, which is benefiting from military activity in Iraq and elsewhere; and diversified manufacturer Parker Hannifin Corp. Another positive was Lyondell Chemical Co., a global oil refiner and manufacturer of chemicals and plastics with special capabilities in refining heavy crude oil. This company has reached an agreement to be acquired by Basell Holdings NV; the position was sold after the end of the reporting period.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

In the energy sector, performance benefited from impressive strength in Tesoro Corporation, an independent petroleum refiner and marketer. This is a rather volatile stock that we sold at a significant gain after it reached a price where it no longer appeared to offer good value. We have replaced this position with Sunoco, Inc., another energy company that we believe has good potential to perform well.

A strong performer in the health care sector was Kinetic Concepts, Inc., a medical technology company that specializes in wound care; this stock moved up on strong earnings reports.

Q: What decisions detracted from performance?

A: The main detractors were individual positions in a variety of industries. CIT Group, Inc. is a finance company with modest exposure to subprime mortgages; we have taken advantage of weakness in the stock to add to the fund's position. In the health care sector, a position that hurt performance was The Cooper Companies, Inc., a contact lens manufacturer that lost market share to more innovative products from competitors. Shortly thereafter, Cooper introduced a revolutionary new product that we believe can produce significant future revenue and earnings growth. Idearc, Inc. is a publisher of yellow pages that was spun off by Verizon Communications, Inc. about a year ago; this is a financially sound company with a good yield selling at what we consider to be a very low price, although it detracted from performance for this period. Another negative was retailer Foot Locker, Inc., which was searching for a strategic partner; we eliminated this position when the stock moved up on a tentative agreement for the company to be acquired, which later fell through.

Q: Do you have other comments for shareholders?

A: The cornerstone of our contrarian value investing philosophy is to seek companies that are financially sound but have fallen out of favor with the investing public. In the mid-cap arena, there are often opportunities to identify stocks that meet our value criteria and are not widely followed.

We have confidence in our time-tested approach of identifying companies with solid long-term earnings growth prospects, below-market price-to-earnings ratios and above-market dividend yields. We believe this approach has the potential for better risk-adjusted returns than the equity market as a whole over time.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	11/30/07	11/30/06

Common Stocks	95%	98%
Cash Equivalents	5%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/07	11/30/06

Industrials	18%	11%
Financials	16%	28%
Consumer Discretionary	13%	5%
Energy	11%	15%
Health Care	11%	16%
Consumer Staples	10%	7%
Utilities	7%	6%
Information Technology	6%	7%
Materials	6%	5%
Telecommunication Services	2%	—
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2007 (20.3% of Net Assets)
1. General Cable Corp. Manufacturer of copper wire and cable products for communications and electrical markets	2.2%
2. Lyondell Chemical Co. Refiner and marketer of petrochemicals	2.2%
3. HCC Insurance Holdings, Inc. Underwrites property and casualty insurance	2.1%
4. Yamana Gold, Inc. An intermediate gold producer with production, development stage and exploration properties	2.0%
5. Parker Hannifin Corp. Manufacturer of fluid control components	2.0%
6. Alliant Techsystems, Inc. Develops and supplies aerospace and defense technologies, products and systems	2.0%
7. Mattel, Inc. Designer and manufacturer of toys	2.0%
8. Kinetic Concepts, Inc. Provider of services that accelerate the healing process	2.0%
9. Arch Capital Group Ltd. Provides reinsurance and insurance products	1.9%
10. Seagate Technology Designs, manufactures and markets rigid disc drives for enterprise, personal computer and consumer electronic applications	1.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2007

	Shares	Value ($)

Common Stocks 93.2%
Consumer Discretionary 11.9%
Household Durables 3.5%
Fortune Brands, Inc.	11,800	904,470
Leggett & Platt, Inc.	64,450	1,326,381
Whirlpool Corp.	11,750	951,280
		3,182,131
Leisure Equipment & Products 2.0%
Mattel, Inc.	91,200	1,822,176
Media 1.8%
Gannett Co., Inc.	25,350	931,612
Idearc, Inc.	39,100	739,772
		1,671,384
Specialty Retail 4.6%
The Men's Wearhouse, Inc.	35,200	1,215,104
The Sherwin-Williams Co.	25,400	1,595,882
TJX Companies, Inc.	48,900	1,434,726
		4,245,712
Consumer Staples 9.0%
Food & Staples Retailing 1.7%
SUPERVALU, Inc.	36,800	1,540,816
Food Products 4.7%
Hormel Foods Corp.	37,100	1,474,725
Smithfield Foods, Inc.*	50,850	1,528,042
The J.M. Smucker Co.	27,300	1,341,249
		4,344,016
Household Products 0.8%
Church & Dwight Co., Inc.	12,550	704,306
Tobacco 1.8%
Loews Corp. — Carolina Group	18,700	1,663,365
Energy 10.5%
Energy Equipment & Services 1.0%
Superior Energy Services, Inc.*	25,750	898,675
Oil, Gas & Consumable Fuels 9.5%
Cameco Corp.	19,150	792,236
Chesapeake Energy Corp.	36,450	1,379,632
Cimarex Energy Co.	39,950	1,543,268
Hess Corp.	20,500	1,460,010
Newfield Exploration Co.*	26,950	1,343,458
Noble Energy, Inc.	12,900	929,316
Sunoco, Inc.	19,600	1,315,160
		8,763,080
Financials 15.1%
Commercial Banks 4.5%
Comerica, Inc.	27,300	1,249,794
Huntington Bancshares, Inc.	68,350	1,072,412
KeyCorp.	35,200	927,168
Marshall & Ilsley Corp.	27,849	876,408
		4,125,782
Diversified Financial Services 1.1%
CIT Group, Inc.	37,100	986,860
Insurance 6.9%
Arch Capital Group Ltd.*	25,350	1,768,923
Cincinnati Financial Corp.	30,600	1,223,388
HCC Insurance Holdings, Inc.	63,300	1,945,842
Protective Life Corp.	35,150	1,454,507
		6,392,660
Real Estate Investment Trusts 2.6%
Hospitality Properties Trust (REIT)	29,250	1,068,795
Ventas, Inc. (REIT)	31,200	1,360,320
		2,429,115
Health Care 10.0%
Health Care Equipment & Supplies 6.5%
Beckman Coulter, Inc.	19,000	1,343,870
Hillenbrand Industries, Inc.	27,300	1,469,832
Kinetic Concepts, Inc.*	30,350	1,779,724
The Cooper Companies, Inc.	31,200	1,342,536
		5,935,962
Health Care Providers & Services 1.3%
Lincare Holdings, Inc.*	35,150	1,201,778
Pharmaceuticals 2.2%
Biovail Corp.	78,300	1,197,207
Mylan, Inc.	58,150	836,197
		2,033,404
Industrials 16.9%
Aerospace & Defense 5.7%
Alliant Techsystems, Inc.*	15,650	1,828,389
DRS Technologies, Inc.	29,250	1,731,892
L-3 Communications Holdings, Inc.	15,650	1,731,673
		5,291,954
Commercial Services & Supplies 1.5%
R.R. Donnelley & Sons Co.	38,100	1,396,746
Electrical Equipment 5.7%
Cooper Industries Ltd. "A"	31,200	1,566,864
General Cable Corp.*	27,350	2,034,293
Hubbell, Inc. "B"	29,250	1,606,703
		5,207,860
Machinery 3.2%
Eaton Corp.	11,750	1,049,393
Parker Hannifin Corp.	23,375	1,856,676
		2,906,069
Trading Companies & Distributors 0.8%
WESCO International, Inc.*	19,500	789,360
Information Technology 5.9%
Computers & Peripherals 1.9%
Seagate Technology	68,350	1,762,747
Electronic Equipment & Instruments 2.5%
Anixter International, Inc.*	15,700	1,012,650
Arrow Electronics, Inc.*	35,150	1,300,901
		2,313,551
Software 1.5%
Check Point Software Technologies Ltd.*	58,700	1,339,534
Materials 5.6%
Chemicals 3.6%
Lyondell Chemical Co.	42,100	1,987,120
PPG Industries, Inc.	18,500	1,269,840
		3,256,960
Metals & Mining 2.0%
Yamana Gold, Inc.	144,500	1,858,270
Telecommunication Services 1.4%
Diversified Telecommunication Services
Windstream Corp.	101,550	1,315,073
Utilities 6.9%
Electric Utilities 3.5%
Edison International	29,250	1,637,415
PPL Corp.	31,250	1,592,500
		3,229,915
Multi-Utilities 3.4%
Ameren Corp.	31,200	1,680,120
Integrys Energy Group, Inc.	29,250	1,492,043
		3,172,163
Total Common Stocks (Cost $84,708,475)		85,781,424

Cash Equivalents 5.4%
Cash Management QP Trust, 4.88% (a) (Cost $4,919,100)	4,919,100	4,919,100
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $89,627,575)+	98.6	90,700,524
Other Assets and Liabilities, Net	1.4	1,304,051
Net Assets	100.0	92,004,575
* Non-income producing security.
+ The cost for federal income tax purposes was $89,735,754. At November 30, 2007, net unrealized appreciation for all securities based on tax cost was $964,770. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,999,234 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,034,464.
(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2007
Assets
Investments: Investments in securities, at value (cost $84,708,475)	$ 85,781,424
Investment in Cash Management QP Trust (cost $4,919,100)	4,919,100
Total investments, at value (cost $89,627,575)	90,700,524
Cash	10,000
Dividends receivable	209,121
Interest receivable	21,440
Receivable for Fund shares sold	264,056
Receivable for investments sold	1,055,920
Other assets	26,048
Total assets	92,287,109
Liabilities
Payable for Fund shares redeemed	119,746
Accrued management fee	38,270
Other accrued expenses and payables	124,518
Total liabilities	282,534
Net assets, at value	$ 92,004,575
Net Assets Consist of
Undistributed net investment income	459,576
Net unrealized appreciation (depreciation) on investments	1,072,949
Accumulated net realized gain (loss)	5,417,052
Paid-in capital	85,054,998
Net assets, at value	$ 92,004,575

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($48,013,582 ÷ 3,808,662 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 12.61
Maximum offering price per share (100 ÷ 94.25 of $12.61)	$ 13.38

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,516,662 ÷ 280,783 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 12.52

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($19,741,880 ÷ 1,578,106 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)
$ 12.51
Class S Net Asset Value, offering and redemption price(a) per share ($13,876,712 ÷ 1,097,742 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 12.64
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,855,739 ÷ 541,703 shares of capital stock outstanding, $.01 par value, 75,000,000 shares authorized)	$ 12.66
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended November 30, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,943)	$ 1,296,320
Interest — Cash Management QP Trust	271,866
Total Income	1,568,186
Expenses: Management fee	550,199
Services to shareholders	135,549
Custodian and accounting fees	113,819
Distribution and service fees	267,015
Professional fees	69,918
Directors' fees and expenses	15,785
Reports to shareholders	41,947
Registration fees	67,771
Other	6,758
Total expenses before expense reductions	1,268,761
Expense reductions	(211,801)
Total expenses after expense reductions	1,056,960
Net investment income (loss)	511,226
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	5,433,660
Foreign currency	65
Payment by affiliates (see Note G)	32
5,433.757
Change in net unrealized appreciation (depreciation) on investments	(2,676,439)
Net gain (loss)	2,757,318
Net increase (decrease) in net assets resulting from operations	$ 3,268,544

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended November 30,
	2007	2006
Operations: Net investment income (loss)	$ 511,226	$ 196,381
Net realized gain (loss)	5,433,757	562,437
Change in net unrealized appreciation (depreciation)	(2,676,439)	3,662,484
Net increase (decrease) in net assets resulting from operations	3,268,544	4,421,302
Distributions to shareholders from: Net investment income: Class A	(155,898)	(4,480)
Class S	(56,975)	(14,903)
Institutional Class	(74,061)	(3,754)
Net realized gains:
Class A	(266,996)	—
Class B	(34,008)	—
Class C	(113,681)	—
Class S	(73,057)	—
Institutional Class	(81,985)	—
Total distributions	(856,661)	(23,137)
Fund share transactions: Proceeds from shares sold	64,905,192	33,419,960
Reinvestment of distributions	791,874	22,650
Cost of shares redeemed	(20,608,729)	(2,420,555)
Redemption fees	3,693	2,625
Net increase (decrease) in net assets from Fund share transactions	45,092,030	31,024,680
Increase (decrease) in net assets	47,503,913	35,422,845
Net assets at beginning of period	44,500,662	9,077,817
Net assets at end of period (including undistributed net investment income of $459,576 and $235,219, respectively)	$ 92,004,575	$ 44,500,662

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.96	$ 10.04	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.09	(.01)
Net realized and unrealized gain (loss)	.79	1.84	.05
Total from investment operations	.89	1.93	.04
Less distributions from: Net investment income	(.09)	(.01)	—
Net realized gains	(.15)	—	—
Total distributions	(.24)	(.01)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.61	$ 11.96	$ 10.04
Total Return (%)[c,d]	7.54	19.20	.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	21	4
Ratio of expenses before expense reductions (%)	1.61	2.55	6.68*
Ratio of expenses after expense reductions (%)	1.35	1.25[e]	2.81*
Ratio of net investment income (loss) (%)	.79	.86	(.51)*
Portfolio turnover rate (%)	82	34	10
[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since inception of the Fund. The ratio without this reimbursement would have been 1.54%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.87	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.02	(.03)
Net realized and unrealized gain (loss)	.79	1.83	.05
Total from investment operations	.80	1.85	.02
Less distributions from: Net realized gains	(.15)	—	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.52	$ 11.87	$ 10.02
Total Return (%)[c,d]	6.72	18.46	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	3	1
Ratio of expenses before expense reductions (%)	2.46	3.36	7.41*
Ratio of expenses after expense reductions (%)	2.05	1.95[e]	3.51*
Ratio of net investment income (loss) (%)	.09	.16	(1.21)*
Portfolio turnover rate (%)	82	34	10
[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.86	$ 10.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.01	.02	(.03)
Net realized and unrealized gain (loss)	.79	1.82	.05
Total from investment operations	.80	1.84	.02
Less distributions from: Net realized gains	(.15)	—	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.51	$ 11.86	$ 10.02
Total Return (%)[c,d]	6.81	18.36	.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	9	2
Ratio of expenses before expense reductions (%)	2.37	3.34	7.46*
Ratio of expenses after expense reductions (%)	2.05	1.95[e]	3.51*
Ratio of net investment income (loss) (%)	.09	.16	(1.21)*
Portfolio turnover rate (%)	82	34	10
[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 2.24%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.97	$ 10.05	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.13	(.00)***
Net realized and unrealized gain (loss)	.80	1.85	.05
Total from investment operations	.94	1.98	.05
Less distributions from: Net investment income	(.12)	(.06)	—
Net realized gains	(.15)	—	—
Total distributions	(.27)	(.06)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.64	$ 11.97	$ 10.05
Total Return (%)[c]	7.88	19.88	.50**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	6	2
Ratio of expenses before expense reductions (%)	1.37	2.27	6.38*
Ratio of expenses after expense reductions (%)	1.00	.90[d]	2.46*
Ratio of net investment income (loss) (%)	1.14	1.21	(.16)*
Portfolio turnover rate (%)	82	34	10
[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended November 30,	2007	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.01	$ 10.06	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.15	.13	(.00)***
Net realized and unrealized gain (loss)	.78	1.88	.06
Total from investment operations	.93	2.01	.06
Less distributions from: Net investment income	(.13)	(.06)	—
Net realized gains	(.15)	—	—
Total distributions	(.28)	(.06)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.66	$ 12.01	$ 10.06
Total Return (%)[c]	7.86	20.06	.60**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7.6
Ratio of expenses before expense reductions (%)	1.22	2.23	6.38*
Ratio of expenses after expense reductions (%)	.98	0.90[d]	2.46*
Ratio of net investment income (loss) (%)	1.16	1.21	(.16)*
Portfolio turnover rate (%)	82	34	10
[a] For the period from August 2, 2005 (commencement of operations) to November 30, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratio of operating expenses includes reimbursement of the Fund's organizational and offering cost incurred since the inception of the Fund. The ratio without this reimbursement would have been 1.19%.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Dreman Mid Cap Value Fund ("the Fund") is a diversified series of DWS Value Series, Inc. (the ``Corporation'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, service to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,443,667
Undistributed net long-term capital gains	$ 1,543,439
Net unrealized appreciation (depreciation) on investments	$ 964,770

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2007	2006
Distribution from ordinary income*	$ 791,659	$ 23,137
Distributions from long-term capital gain	$ 65,002	$ —
* For tax purpose short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from December 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended November 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $95,154,070 and $55,468,326, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Dreman Value Management, L.L.C. ("DVM" or the "Subadvisor") serves as subadvisor with respect to the investment and reinvestment of assets of the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.750%
Next $750 million of such net assets	.720%
Next $1.5 billion of such net assets	.700%
Next $1.5 billion of such net assets	.680%
Over $4.0 billion of such assets	.660%

For the period from December 1, 2006 through February 28, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.35%
Class B	2.05%
Class C	2.05%
Class S	1.00%
Institutional Class	1.00%

Accordingly, for the year ended November 30, 2007, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $172,609 and the amount charged aggregated $377,590, which was the equivalent to an annual effective rate of 0.51% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended November 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2007
Class A	$ 62,490	$ 7,428	$ 4,007
Class B	8,662	5,399	—
Class C	24,741	11,672	—
Class S	13,156	13,156	—
Institutional Class	1,214	—	62
	$ 110,263	$ 37,655	$ 4,069

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $105,295, of which $8,813 was unpaid.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares, respectively. For the year ended November 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2007
Class B	$ 23,607	$ 2,064
Class C	112,028	11,613
	$ 135,635	$ 13,677

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2007	Annual Effective Rate
Class A	$ 87,968	$ 10,069.23%
Class B	7,351	676.23%
Class C	36,061	3,806.24%
	$ 131,380	$ 14,551

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended November 30, 2007 aggregated $46,784.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended November 30, 2007, the CDSC for Class B and C shares aggregated $2,260 and $4,722, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2007, DWS-SDI received $923 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $23,957, of which $8,061 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended November 30, 2007, the Fund's custodian fee was reduced by $156 and $1,381, respectively, for the custody and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2007		Year Ended November 30, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,893,366	$ 36,504,690	1,455,288	$ 16,015,666
Class B	154,211	1,936,697	131,513	1,428,681
Class C	1,133,518	14,317,417	598,926	6,551,563
Class S	886,158	11,260,887	351,729	3,856,622
Institutional Class	69,774	885,501	499,921	5,567,428
		$ 64,905,192		$ 33,419,960
Shares issued to shareholders in reinvestment of distributions
Class A	31,929	$ 376,764	385	$ 4,042
Class B	2,593	30,597	—	—
Class C	8,692	102,393	—	—
Class S	10,984	129,507	1,388	14,857
Institutional Class	12,933	152,613	352	3,751
		$ 791,874		$ 22,650
Shares redeemed
Class A	(858,707)	$ (10,946,940)	(139,435)	$ (1,547,659)
Class B	(96,018)	(1,205,342)	(14,596)	(158,557)
Class C	(294,816)	(3,719,175)	(20,625)	(230,422)
Class S	(281,818)	(3,588,278)	(32,066)	(351,458)
Institutional Class	(91,021)	(1,148,994)	(11,998)	(132,459)
		$ (20,608,729)		$ (2,420,555)
Redemption fees		$ 3,693		$ 2,625
Net increase (decrease)
Class A	2,066,588	$ 25,937,796	1,316,238	$ 14,473,999
Class B	60,786	761,952	116,917	1,270,226
Class C	847,394	10,700,648	578,301	6,321,701
Class S	615,324	7,802,502	321,051	3,520,034
Institutional Class	(8,314)	(110,868)	488,275	5,438,720
		$ 45,092,030		$ 31,024,680

F. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Payment Made by Affiliates

During the year ended November 30, 2007, the Subadvisor reimbursed the Fund $32, for certain transactions executed in violation of the Fund's investment restrictions. The amount of this reimbursement was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Value Series, Inc. and Shareholders of DWS Dreman Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities of DWS Dreman Mid Cap Value Fund, one of a series of DWS Value Series, Inc. (the "Corporation"), including the investment portfolio, as of November 30, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Corporation's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2007, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Dreman Mid Cap Value Fund at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 21, 2008

Tax Information (Unaudited)

The Fund paid distributions of $0.02 per share from net long-term capital gains during its year ended November 30, 2007 of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $1,699,000 as capital gain dividends for its year ended November 30, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended November 30, 2007, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $1,456,000, or the maximum amount allowable under law, as qualified dividends income.

Please contact a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

Board Considerations in Connection with the Annual Review of the Investment Management Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Directors as a group. The Independent Directors then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Directors were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board considered the delegation of day-to-day portfolio management responsibility to Dreman Value Management, L.L.C. The Board reviewed the Fund's performance over the one-year period and compared these returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper). The Board noted that comparative performance information for longer-term periods was not available due to the limited operating history of the Fund. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory, and that the Fund's performance was satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of an expense cap for each class that expires on March 1, 2009, showed that the Fund's management fee rate was at the 1st percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 65th percentile for Class A shares, the 59th percentile for Class B shares, the 55th percentile for Class C shares, the 40th percentile for Institutional Class shares and the 40th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds. The Board took into account the Advisor's commitment to cap total expenses for each share class until March 1, 2009.

On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses until March 1, 2009, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although total expense ratios for certain share classes were above the median of the peer universe, such total expense ratios (after expense caps) were within an acceptable range of the peer universe and consistent with reasonable expectations in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. The Board noted, based on the information provided, that the Advisor operated the Fund at a loss.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included four breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations in Connection with the Annual Review of the Sub-Advisory Agreement

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's sub-advisory agreement (the "Sub-Advisory Agreement") between Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") and Dreman Value Management, L.L.C. (the "Sub-Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Sub-Advisory Agreement. The review process followed by the Board is described in detail above. In connection with the renewal of the Sub-Advisory Agreement, the various Committees and the Board considered the factors described below, among others.

Nature, Quality and Extent of Services. The Board considered the nature, quality and extent of services provided under the Sub-Advisory Agreement. The Board considered the reputation, qualifications and background of the Sub-Advisor, investment approach of the Sub-Advisor, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered the performance of the Fund over the one-year period (as described above).

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Sub-Advisor historically have been and continue to be satisfactory, and that the Fund's performance during the tenure of the Sub-Advisor was satisfactory.

Fees; Profitability and Economies of Scale. The Board considered the sub-advisory fee rate under the Sub-Advisory Agreement and how it related to the overall management fee structure of the Fund. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Sub-Advisor, an unaffiliated third party, and that the Advisor compensates the Sub-Advisor from its fees. The Board also considered the estimated profitability of the Sub-Advisor based on revenues and expenses provided by the Sub-Advisor and concluded that the estimated profitability realized by the Sub-Advisor in connection with the management of the Fund was not unreasonable.

As part of its review of the investment management agreement with DIMA, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board also noted that the investment management agreement with DIMA included breakpoints and concluded that the overall structure was designed to share economies of scale with shareholders.

Other Benefits to the Sub-Advisor. The Board also considered the character and amount of other incidental benefits received by the Sub-Advisor and its affiliates. The Board considered benefits to the Sub-Advisor related to brokerage and soft-dollar allocations, along with incidental name recognition benefits resulting from the Sub-Advisor's association with the DWS Dreman Funds. The Board concluded that the sub-advisory fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Directors) determined that the terms of the Sub-Advisory Agreement continue to be fair and reasonable and that the continuation of the Sub-Advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Board Considerations of an Amended and Restated Investment Management Agreement

On November 14, 2007, the Board, including all the Independent Board Members, approved an Amended and Restated Investment Management Agreement (the "Amended Management Agreement") with respect to the Fund. The Board also unanimously agreed to recommend that the Amended Management Agreement be approved by the Fund's shareholders. The Amended Management Agreement and an Administrative Services Agreement were presented to the Board and considered by it as part of a broader program initiated by DIMA to simplify and standardize the expense structures and related contracts for the DWS Funds.

The Board conducted a thorough review of the potential implications of the Amended Management Agreement and Administrative Services Agreement on the Fund's shareholders. The Independent Board Members met on several occasions to review and discuss the Amended Management Agreement and Administrative Services Agreement, both among themselves and with representatives of DIMA. They were assisted in this review by their independent legal counsel.

In approving the Amended Management Agreement, the Board considered the following factors, among others:

The proposed arrangements would facilitate uniformity and conform management and administrative fee structures across all DWS Funds.

The standardization and simplification of contract provisions and fees charged to the DWS Funds would reduce the risks of operational and compliance errors.

The aggregate fee paid by the Fund to DIMA will be reduced under the Amended Management Agreement and Administrative Services Agreement, although the separation of the investment management services and general administrative services provided by DIMA into two separate contracts, as is currently the case for certain other DWS Funds, would provide greater flexibility in the future to adjust the administrative services arrangements of the Fund, including increasing the fees paid for administrative services, without incurring the cost of a shareholder meeting.

The overall scope of the services being provided by DIMA and the standard of care applicable to those services would not be reduced as a result of restructuring the agreements.

The current expense limitation agreement would remain in place for the Fund.

The Board also considered that it renewed the Agreement for the Fund as part of its annual contract renewal process in September 2007 as described above. In connection with its review of the Amended Management Agreement, the Board considered DIMA's representation that the Board may rely on and take into account the information provided in connection with the renewal of the Agreement for the Fund. Accordingly, the Board took note of the factors it considered and the conclusions it reached in approving the renewal of the Agreement for the Fund.

Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Amended Management Agreement are fair and reasonable and that the approval of the Amended Management Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2007. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	58
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	58
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	58
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	58
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	58
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	58
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		58
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	61
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management
Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4,(1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	MIDVX	MIDYX	MIDZX	MIDTX	MIDIX
CUSIP Number	23338F-747	23338F-739	23338F-721	23338F-713	23338F-697
Fund Number	417	617	717	2117	1417

JULY 31, 2007

Annual Report
to Shareholders

DWS Small Cap Value Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.36%, 2.18% and 2.17% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended July 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of DWS Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/07
DWS Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class A	2.78%	9.36%	13.24%	7.47%
Class B	1.87%	8.41%	12.28%	6.59%
Class C	1.95%	8.49%	12.35%	6.64%
Russell 2000® Value Index+	7.67%	13.42%	16.28%	10.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 7/31/07	$ 22.87	$ 21.69	$ 21.77
7/31/06	$ 25.89	$ 24.91	$ 24.98
Distribution Information: Twelve Months as of 7/31/07: Income Dividends	$ .02	$ —	$ —
Capital Gain Distributions	$ 4.02	$ 4.02	$ 4.02
Class A Lipper Rankings — Small-Cap Value Funds Category as of 7/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	253	of	267	95
3-Year	189	of	215	88
5-Year	141	of	164	86

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Value Fund — Class A [] Russell 2000 Value Index+

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/07
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,687	$12,326	$17,552	$19,372
	Average annual total return	-3.13%	7.22%	11.91%	6.84%
Class B	Growth of $10,000	$9,926	$12,572	$17,748	$18,934
	Average annual total return	-.74%	7.93%	12.16%	6.59%
Class C	Growth of $10,000	$10,195	$12,771	$17,904	$19,014
	Average annual total return	1.95%	8.49%	12.35%	6.64%
Russell 2000 Value Index+	Growth of $10,000	$10,767	$14,590	$21,258	$27,602
	Average annual total return	7.67%	13.42%	16.28%	10.69%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.02% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended July 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 7/31/07
DWS Small Cap Value Fund	1-Year	3-Year	5-Year	10-Year
Class S	3.02%	9.67%	13.56%	7.77%
Russell 2000 Value Index+	7.67%	13.42%	16.28%	10.69%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/07	$ 22.85
7/31/06	$ 25.90
Distribution Information: Twelve Months as of 7/31/07: Income Dividends	$ .12
Capital Gain Distributions	$ 4.02
Class S Lipper Rankings — Small-Cap Value Funds Category as of 7/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	252	of	267	95
3-Year	185	of	215	86
5-Year	134	of	164	82
10-Year	63	of	68	92

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Value Fund — Class S [] Russell 2000 Value Index+

Yearly periods ended July 31
Comparative Results as of 7/31/07
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,302	$13,191	$18,887	$21,130
	Average annual total return	3.02%	9.67%	13.56%	7.77%
Russell 2000 Value Index+	Growth of $10,000	$10,767	$14,590	$21,258	$27,602
	Average annual total return	7.67%	13.42%	16.28%	10.69%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2007 to July 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 902.90	$ 898.80	$ 898.80	$ 903.90
Expenses Paid per $1,000*	$ 6.42	$ 10.26	$ 10.50	$ 5.05
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 2/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/07	$ 1,018.05	$ 1,013.98	$ 1,013.74	$ 1,019.49
Expenses Paid per $1,000*	$ 6.80	$ 10.89	$ 11.13	$ 5.36
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Value Fund	1.36%	2.18%	2.23%	1.07%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

DWS Small Cap Value Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Small Cap Value Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jin Chen, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Strategies: New York.

Joined Deutsche Asset Management in 1999; prior to that, served as portfolio manager for Absolute Return Strategies and as a fundamental equity analyst and portfolio manager for Thomas White Asset Management.

BS, Nanjing University; MS, Michigan State University.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Senior portfolio manager for Global Quantitative Equity: New York.

Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

BA, University of Connecticut.

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience in trading fixed income, foreign exchange and derivative products at J.P. Morgan.

Global Head of Quantitative Strategies Portfolio Management: New York.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Small Cap Value Fund's performance and strategy and the market environment for the 12-month period ended July 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last 12 months?

A: It was a generally positive period for the US equity market. Stock prices moved up fairly steadily during the last few months of 2006 and early 2007. After a dip in late February and early March, markets began to rise again; most indices were at or near their all-time highs by the end of May. Markets were volatile with no pronounced trend in June and early July, then dropped rather sharply in the last two weeks of July.

After a long period of market leadership by small-cap stocks, large-cap performed better over this the 12-month period. The Russell 1000® Index, which measures performance of large-cap stocks, returned 16.45%, while the small-cap Russell 2000® Index returned 12.12%.1 Mid-cap stocks were stronger than either small cap or large cap: The Russell Midcap™ Index returned 18.93% for the period.2 Within the small-cap category, which is the focus of this fund, growth stocks performed significantly better than value stocks: The Russell 2000® Growth Index returned 16.83%, while the Russell 2000® Value Index returned 7.67%.3

1 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
2 The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 25% of the total market capitalization of the Russell 1000 Index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
3 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Among the 24 industry groups within the Russell 2000 Value Index into which we divide potential holdings, the best performing groups were materials; food, beverage and tobacco; and food and drug retailing. All three of these sectors had returns above 30%. The weakest sector by far was banks, down more than 16%; other sectors with negative returns were real estate, diversified financials and utilities.

Q: How did the fund perform during the 12-month period?

A: The fund had a total return (Class A shares) of 2.78%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's performance lagged its benchmark, the Russell 2000 Value Index, which had a return of 7.67% and was below the average of its peer group, the Lipper Small Cap Value Funds category, which had an average return of 12.42%.4

4 The Small Cap Value Funds category as tracked by Lipper Inc. includes funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small Cap 600 Index. Small Cap Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index, based on price-to-current- earnings, book value, asset value or other factors. These funds normally have a below-average price-to-earnings ratio, price-to-book ratio and three-year earnings growth figure, compared with the US diversified small-cap funds universe average. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

Q: Will you describe your investment process?

A: Our focus is on selection of individual holdings, based on their potential for attractive risk-adjusted return. We use a proprietary stock-evaluation approach that incorporates valuation and growth investment parameters, as well as market sentiment indicators to help pinpoint timely entry and exit opportunities. We believe that combining the techniques used by fundamental value investors with extensive growth and earnings analysis enables us to minimize investment-style bias and achieve an objective stock-selection process that can add value in any market environment. In addition, we incorporate market sentiment analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that the objectivity and discipline achieved through the use of our investment process provides a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

Portfolio holdings are well diversified, with only nominal deviations from the benchmark's industry weightings. In selecting stocks for the portfolio, we attempt to avoid deviating from the fund's asset class at all, selecting only from among the universe of small-company value stocks. As a rule, we do not make "macro bets," meaning investment decisions based on the outlook for the economy or specific industry sectors.

Q: Which sectors and holdings were most positive for performance?

A: Since this fund's management process is based almost entirely on stock selection, differences between the fund's return and the returns of the benchmarks result largely from the performance of individual securities.

In the pharmaceuticals and biotechnology sector, the portfolio benefited from a significant overweight in Perrigo Co., a producer of private label pharmaceutical and nutritional products.5 Two other positions in this sector that contributed were ViroPharma, Inc. and PharmaNet Development Group, Inc. ViroPharma was sold and the position in PharmaNet Development was reduced after they moved up to the point that our model indicated they were no longer attractive relative to others in their peer group.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Golden Telecom, Inc., which provides telecommunication services in Russia and other nations of the former Soviet Union, was a significant contributor to performance. Also in the telecommunication services sector, the fund's performance relative to the benchmark benefited from not owning 3Com Corp., which has been consistently unprofitable.

In the consumer durables and apparel sector, holdings that contributed to performance were Oakley, Inc., Marvel Entertainment, Inc. and Kellwood Co. Oakley, a producer of eyewear and accessories, was strong throughout the period and then moved up sharply on news that it had agreed to be acquired by Luxottica Group S.P.A., which owns the Ray-Ban brand. Marvel is a character-based entertainment company that has been successful in licensing characters such as Spider-Man, The Incredible Hulk, and Captain America for movies and toys; its stock moved up on news of a major share repurchase program. Stock of apparel maker Kellwood moved up on a stronger-than- expected earnings report. All three of these stocks were sold on strength. In the retailing sector, Big Lots, Inc. (which was sold on strength) and Payless ShoeSource, Inc., were up significantly, contributing to the fund's performance relative to the benchmark.

Q: What decisions hurt performance?

A: Consistent with the Russell 2000 Value Index, the worst performing sector on an absolute basis was banks, and it was also in this sector that our investment decisions detracted most from performance relative to the index. Among the positions that hurt performance were BankUnited Financial Corp., Fremont General Corp. and Corus Bankshares, Inc. All three of these are regional institutions whose earnings have been impacted by economic softness in particular areas. Like nearly all banks, their stocks have also been hit by concerns about subprime mortgages. We have reduced the positions in BankUnited and Corus somewhat and have eliminated Fremont General from the portfolio.

In the technology hardware and equipment sector, a position that detracted was Komag, Inc., which makes disks for hard drives. This stock has been sold, as our model indicates it is no longer attractive relative to its peer group. Another detractor was Group 1 Automotive, Inc. in the retailing sector, which has been affected by the downturn in the automobile industry. This stock has also been sold.

Q: What other comments do you have for shareholders?

A: While we are disappointed that the fund underperformed its benchmark for this period, we believe our investment process, which is based on fundamental growth and value indicators, will help us deliver solid performance over the long term. We believe the fund is well positioned for the near future, as we think it is likely that the market will continue to be quite volatile. We will continue to seek small-cap companies with strong fundamentals including good cash flow, solid earnings growth, healthy balance sheets, and good long-term growth prospects relative to their peers. We believe that our disciplined investment process can help investors gain exposure to some of the most attractive small-cap companies. Broad diversification is a hallmark of a sound investment practice, and we believe that a position in a carefully selected group of small-cap stocks, such as those that constitute this fund, is suitable for many investors.

We thank our investors for their continued interest in DWS Small Cap Value Fund. We look forward to contributing further to the achievement of your long-term investment goals.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	7/31/07	7/31/06

Common Stocks	98%	96%
Closed End Investment Company	1%	—
Cash Equivalents	1%	4%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/07	7/31/06

Financials	30%	33%
Industrials	14%	10%
Information Technology	12%	10%
Consumer Discretionary	12%	17%
Energy	7%	5%
Materials	6%	7%
Health Care	6%	5%
Consumer Staples	5%	4%
Utilities	4%	5%
Telecommunication Services	4%	4%
	100%	100%
Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at July 31, 2007 (14.9% of Net Assets)
1. Magellan Health Services, Inc. Coordinates and manages delivery of behavioral health care treatment	1.7%
2. EMCOR Group, Inc. Provider of mechanical and electrical construction services	1.6%
3. CF Industries Holdings, Inc. Manufactures and distributes fertilizers	1.5%
4. Silgan Holdings, Inc. Manufacturer of consumer goods packaging products	1.5%
5. Apria Healthcare Group, Inc. Provider of comprehensive health care services	1.5%
6. Deluxe Corp. Printer of checks, various bank and business forms and provider of electronic fund transfer service	1.5%
7. Dollar Thrifty Automotive Group, Inc. Operator of car rental business	1.4%
8. Corus Bankshares, Inc. Holder of interest for commercial bank	1.4%
9. Swift Energy Co. Operates oil and gas properties	1.4%
10. Apollo Investment Corp. Closed-end management investment company	1.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2007

	Shares	Value ($)

Common Stocks 97.8%
Consumer Discretionary 11.8%
Auto Components 0.8%
Aftermarket Technology Corp.*	42,400	1,286,840
Cooper Tire & Rubber Co.	33,800	777,062
		2,063,902
Automobiles 0.1%
Monaco Coach Corp. (a)	26,700	372,465
Distributors 0.0%
Core-Mark Holding Co., Inc.*	3,300	103,521
Diversified Consumer Services 0.1%
Steiner Leisure Ltd.*	3,400	142,290
Stewart Enterprises, Inc. "A"	11,000	77,110
		219,400
Hotels Restaurants & Leisure 2.5%
Applebee's International, Inc.	78,100	1,921,260
CEC Entertainment, Inc.*	26,100	770,211
Landry's Restaurants, Inc.	45,300	1,199,997
O'Charley's, Inc.	20,200	358,146
Papa John's International, Inc.*	95,700	2,625,051
		6,874,665
Household Durables 0.7%
American Greetings Corp. "A"	51,600	1,276,068
Blyth, Inc.	33,400	745,488
		2,021,556
Internet & Catalog Retail 0.1%
FTD Group, Inc.	23,500	387,985
Leisure Equipment & Products 0.3%
JAKKS Pacific, Inc.*	35,900	851,189
Media 1.7%
Citadel Broadcasting Corp.	152,800	767,056
Gray Television, Inc.	21,300	171,465
Harris Interactive, Inc.*	58,900	263,872
Scholastic Corp.*	105,300	3,388,554
		4,590,947
Specialty Retail 3.6%
Brown Shoe Co., Inc.	110,700	2,318,058
Cabela's, Inc.*	42,400	865,384
Charming Shoppes, Inc.*	49,100	485,108
Dress Barn, Inc.*	88,600	1,611,634
Finish Line, Inc. "A"	273,000	1,845,480
Payless ShoeSource, Inc.*	104,100	2,771,142
		9,896,806
Textiles, Apparel & Luxury Goods 1.9%
Perry Ellis International, Inc.*	22,150	664,721
Steven Madden Ltd.	7,700	217,140
Timberland Co. "A"*	28,000	665,560
UniFirst Corp.	4,500	169,020
Wolverine World Wide, Inc.	123,650	3,345,969
		5,062,410
Consumer Staples 4.7%
Food & Staples Retailing 1.6%
Casey's General Stores, Inc.	68,800	1,715,184
Spartan Stores, Inc.	87,700	2,566,979
		4,282,163
Food Products 2.5%
Cal-Maine Foods, Inc.	47,600	864,416
Flowers Foods, Inc.	141,937	2,909,709
Imperial Sugar Co. (a)	59,500	1,601,145
Seaboard Corp.	800	1,600,000
		6,975,270
Personal Products 0.5%
Elizabeth Arden, Inc.*	63,600	1,369,944
Tobacco 0.1%
Vector Group Ltd. (a)	6,600	141,240
Energy 6.8%
Energy Equipment & Services 3.0%
Grey Wolf, Inc.*	462,400	3,426,384
GulfMark Offshore, Inc.*	13,900	653,022
Parker Drilling Co.*	247,600	2,332,392
Pioneer Drilling Co.*	50,000	629,000
Trico Marine Services, Inc.* (a)	36,900	1,308,105
		8,348,903
Oil, Gas & Consumable Fuels 3.8%
Comstock Resources, Inc.*	108,100	2,903,566
Rosetta Resources, Inc.*	35,000	630,350
Swift Energy Co.*	89,800	3,838,052
USEC, Inc.*	178,900	3,003,731
		10,375,699
Financials 28.7%
Capital Markets 0.7%
Ares Capital Corp.	215	3,352
Capital Southwest Corp.	1,500	203,310
GAMCO Investors, Inc. "A"	1,900	98,686
Gladstone Capital Corp. (a)	11,600	231,188
Hercules Technology Growth Capital, Inc.	16,500	202,455
MCG Capital Corp.	47,800	691,666
Patriot Capital Funding, Inc.	16,700	214,094
Prospect Capital Corp. (a)	18,100	280,912
		1,925,663
Commercial Banks 7.8%
Alabama National BanCorp.	13,800	736,506
BancFirst Corp.	7,200	290,952
Banner Corp.	10,400	318,448
Citizens Republic Bancorp., Inc. (a)	155,500	2,503,550
Columbia Banking System, Inc.	11,800	299,720
Community Bancorp.*	4,400	103,004
First Community Bancorp.	7,300	366,606
First Midwest Bancorp., Inc.	28,100	924,209
FirstMerit Corp.	85,300	1,563,549
Glacier Bancorp., Inc.	11,600	220,980
Hancock Holding Co.	52,700	1,863,999
IBERIABANK Corp.	5,950	250,733
International Bancshares Corp.	12,600	277,578
MB Financial, Inc.	22,700	723,676
Pacific Capital Bancorp.	108,466	2,266,939
Provident Bankshares Corp.	32,100	921,270
Sandy Spring Bancorp., Inc.	13,350	359,649
Southwest Bancorp., Inc.	10,100	199,475
Sterling Financial Corp. (PA)	22,100	369,733
Sterling Financial Corp. (WA)	120,600	2,738,826
Susquehanna Bancshares, Inc. (a)	100,500	1,738,650
Trustmark Corp.	3,600	90,108
UMB Financial Corp.	38,370	1,432,736
United Bankshares, Inc.	35,100	977,535
		21,538,431
Consumer Finance 0.1%
Nelnet, Inc. "A"	13,700	237,010
Insurance 6.2%
Aspen Insurance Holdings Ltd.	108,300	2,647,935
Assured Guaranty Ltd.	26,600	647,444
Commerce Group, Inc.	28,000	804,440
IPC Holdings Ltd.	70,700	1,754,067
Max Capital Group Ltd.	60,100	1,569,211
Montpelier Re Holdings Ltd.	50,600	802,010
Navigators Group, Inc.*	16,000	836,960
Odyssey Re Holdings Corp.	71,000	2,499,200
Platinum Underwriters Holdings Ltd.	43,900	1,457,480
RAM Holdings Ltd.*	11,300	150,516
Safety Insurance Group, Inc.	43,900	1,461,870
Seabright Insurance Holdings*	67,200	1,218,336
Selective Insurance Group, Inc.	41,300	847,476
Stewart Information Services Corp.	6,600	240,768
		16,937,713
Real Estate Investment Trusts 9.0%
Alexandria Real Estate Equities, Inc. (REIT)	12,600	1,085,238
American Financial Realty Trust (REIT)	54,400	477,088
American Home Mortgage Investment Corp. (REIT) (a)	29,600	30,784
Anthracite Capital, Inc. (REIT)	76,200	716,280
Ashford Hospitality Trust (REIT)	72,800	744,016
BioMed Realty Trust, Inc. (REIT)	52,000	1,135,680
Corporate Office Properties Trust (REIT)	6,200	233,678
DCT Industrial Trust, Inc. (REIT)	72,900	714,420
Education Realty Trust, Inc. (REIT)	54,200	712,730
Entertainment Properties Trust (REIT)	11,500	512,325
Equity One, Inc. (REIT)	47,500	1,096,300
First Industrial Realty Trust, Inc. (REIT) (a)	22,800	882,588
Healthcare Realty Trust, Inc. (REIT)	42,800	993,816
Home Properties, Inc. (REIT)	11,200	518,560
Inland Real Estate Corp. (REIT)	27,600	417,312
LaSalle Hotel Properties (REIT)	33,200	1,328,996
Lexington Realty Trust (REIT)	59,000	1,113,330
Maguire Properties, Inc. (REIT)	21,600	617,976
National Retail Properties, Inc. (REIT)	55,800	1,208,628
Nationwide Health Properties, Inc. (REIT)	26,000	619,580
Newcastle Investment Corp. (REIT)	19,700	354,797
Pennsylvania Real Estate Investment Trust (REIT)	27,500	1,070,850
Potlatch Corp. (REIT)	33,000	1,441,770
RAIT Financial Trust (REIT) (a)	36,700	380,212
Realty Income Corp. (REIT) (a)	67,900	1,593,613
Redwood Trust, Inc. (REIT) (a)	19,400	558,720
Senior Housing Properties Trust (REIT)	26,900	464,832
Sovran Self Storage, Inc. (REIT)	21,100	909,410
Strategic Hotels & Resorts, Inc. (REIT)	64,500	1,372,560
Sunstone Hotel Investors, Inc. (REIT)	42,000	1,042,440
U-Store-It Trust (REIT)	21,100	301,941
		24,650,470
Thrifts & Mortgage Finance 4.9%
Anchor BanCorp. Wisconsin, Inc.	12,300	274,905
BankAtlantic Bancorp., Inc. "A"	49,400	433,238
BankUnited Financial Corp. "A" (a)	217,600	3,664,384
Berkshire Hills Bancorp., Inc.	5,600	146,944
Corus Bankshares, Inc. (a)	237,800	3,866,628
FirstFed Financial Corp.* (a)	54,400	2,458,880
Franklin Bank Corp.*	33,600	360,528
ITLA Capital Corp.	4,700	199,750
PFF Bancorp., Inc.	43,450	726,484
Triad Guaranty, Inc.*	22,800	628,596
WSFS Financial Corp.	11,100	612,942
		13,373,279
Health Care 5.6%
Health Care Providers & Services 4.3%
Apria Healthcare Group, Inc.*	155,300	4,071,966
Centene Corp.*	115,300	2,491,633
Healthspring, Inc.*	45,800	783,180
Magellan Health Services, Inc.*	110,100	4,604,382
		11,951,161
Life Sciences Tools & Services 0.8%
Cambrex Corp.	120,600	1,647,396
PharmaNet Development Group, Inc.*	21,200	593,600
		2,240,996
Pharmaceuticals 0.5%
Alpharma, Inc. "A"	16,700	413,993
Perrigo Co.	46,200	861,630
		1,275,623
Industrials 13.7%
Aerospace & Defense 0.2%
Cubic Corp.	23,600	649,708
Air Freight & Logistics 0.2%
Atlas Air Worldwide Holdings, Inc.*	9,000	487,890
Airlines 2.4%
Alaska Air Group, Inc.*	130,600	3,046,898
ExpressJet Holdings, Inc.* (a)	167,400	875,502
SkyWest, Inc.	121,400	2,708,434
		6,630,834
Building Products 0.4%
American Woodmark Corp. (a)	25,800	775,290
Builders FirstSource, Inc.*	20,800	304,928
		1,080,218
Commercial Services & Supplies 2.0%
Deluxe Corp.	106,200	4,010,112
Watson Wyatt Worldwide, Inc. "A"	35,300	1,572,615
		5,582,727
Construction & Engineering 2.6%
EMCOR Group, Inc.* (a)	123,500	4,433,650
Perini Corp.*	45,000	2,763,450
		7,197,100
Electrical Equipment 1.4%
GrafTech International Ltd.*	177,200	2,744,828
Lamson & Sessions Co.* (a)	33,900	750,546
LSI Industries, Inc.	14,800	246,716
		3,742,090
Industrial Conglomerates 0.6%
Tredegar Corp.	81,900	1,503,684
Machinery 2.2%
Accuride Corp.*	91,300	1,288,243
Actuant Corp. "A"	6,400	390,272
Cascade Corp.	17,600	1,193,104
CLARCOR, Inc.	26,800	932,372
Columbus McKinnon Corp.*	16,700	428,355
Freightcar America, Inc. (a)	40,100	1,895,527
		6,127,873
Road & Rail 1.7%
Dollar Thrifty Automotive Group, Inc.*	106,300	3,924,596
Marten Transport Ltd.*	47,100	705,087
MascoTech, Inc.* (Escrow Shares)	90,800	0
		4,629,683
Information Technology 12.4%
Communications Equipment 0.6%
Dycom Industries, Inc.*	54,700	1,528,865
Symmetricom, Inc.*	19,600	146,216
		1,675,081
Computers & Peripherals 1.1%
Emulex Corp.*	148,400	2,938,320
Electronic Equipment & Instruments 2.0%
Agilysys, Inc.	119,200	2,289,832
Littelfuse, Inc.*	52,300	1,704,457
MTS Systems Corp.	12,900	538,575
Technitrol, Inc.	39,500	1,027,000
		5,559,864
Internet Software & Services 2.0%
EarthLink, Inc.*	139,000	966,050
InfoSpace, Inc.	37,300	776,586
RealNetworks, Inc.*	63,300	450,696
S1 Corp.*	19,100	138,857
SAVVIS, Inc.*	62,500	2,347,500
United Online, Inc. (a)	58,000	818,960
		5,498,649
IT Services 1.3%
CACI International, Inc. "A"*	18,400	817,696
CSG Systems International, Inc.*	110,300	2,759,706
		3,577,402
Semiconductors & Semiconductor Equipment 4.0%
Brooks Automation, Inc.*	185,500	3,259,235
Cymer, Inc.*	15,500	662,625
DSP Group, Inc.*	74,800	1,332,936
Entegris, Inc.*	14,700	158,466
Photronics, Inc.*	176,700	2,477,334
RF Micro Devices, Inc.* (a)	454,700	3,155,618
		11,046,214
Software 1.4%
JDA Software Group, Inc.*	36,600	827,526
Parametric Technology Corp.*	28,800	507,744
Sybase, Inc.*	101,500	2,407,580
		3,742,850
Materials 5.9%
Chemicals 2.0%
CF Industries Holdings, Inc.	71,700	4,121,316
Innospec, Inc.	19,800	545,094
Koppers Holdings, Inc.	4,200	124,194
Spartech Corp.	29,500	650,475
		5,441,079
Containers & Packaging 1.5%
Silgan Holdings, Inc.	79,000	4,077,980
Metals & Mining 1.7%
Century Aluminum Co.* (a)	47,500	2,448,150
Quanex Corp.	50,925	2,294,680
		4,742,830
Paper & Forest Products 0.7%
Buckeye Technologies, Inc.*	124,600	1,910,118
Schweitzer-Mauduit International, Inc.	3,800	86,754
		1,996,872
Telecommunication Services 3.9%
Diversified Telecommunication Services 3.0%
Alaska Communications Systems Group, Inc. (a)	178,200	2,560,734
Cincinnati Bell, Inc.*	164,300	847,788
General Communication, Inc. "A"*	95,800	1,102,658
Golden Telecom, Inc. (a)	50,500	3,259,775
Premiere Global Services, Inc.*	48,000	558,720
		8,329,675
Wireless Telecommunication Services 0.9%
Rural Celluar Corp. "A"*	37,900	1,616,814
USA Mobility, Inc.*	33,800	806,806
		2,423,620
Utilities 4.3%
Electric Utilities 1.7%
ALLETE, Inc. (a)	37,400	1,639,616
Portland General Electric Co.	109,300	2,941,263
		4,580,879
Gas Utilities 1.8%
New Jersey Resources Corp.	24,550	1,153,850
Northwest Natural Gas Co.	46,400	1,933,488
Southwest Gas Corp.	57,900	1,799,532
		4,886,870
Multi-Utilities 0.8%
Avista Corp.	30,700	608,475
Black Hills Corp.	43,800	1,633,740
		2,242,215
Total Common Stocks (Cost $271,934,339)		268,460,618

Closed End Investment Company 1.4%
Apollo Investment Corp. (a) (Cost $3,879,476)	181,541	3,828,700
	Principal Amount ($)	Value ($)

Government & Agency Obligations 0.2%
US Treasury Obligations
US Treasury Bill, 5.036%**, 10/18/2007 (b) (Cost $661,845)	670,000	663,064
	Shares	Value ($)

Securities Lending Collateral 14.2%
Daily Assets Fund Institutional, 5.36% (c) (d) (Cost $39,071,235)	39,071,235	39,071,235

Cash Equivalents 0.9%
Cash Management QP Trust, 5.35% (c) (Cost $2,379,840)	2,379,840	2,379,840
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $317,926,735)+	114.5	314,403,457
Other Assets and Liabilities, Net	(14.5)	(39,850,511)
Net Assets	100.0	274,552,946
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $318,669,473. At July 31, 2007, net unrealized depreciation for all securities based on tax cost was $4,266,016. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $25,284,432 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $29,550,448.
(a) All or a portion of these securities were on loan amounting to $36,134,604 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net are pending sales amounting to $878,820 that are also on loan. The value of all securities loaned at July 31, 2007 amounted to $37,013,424 which is 13.5% of net assets.
(b) At July 31, 2007, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

At July 31, 2007, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
Russell 2000® Index	9/21/2007	6	2,526,603	2,343,000	(183,603)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2007
Assets
Investments: Investments in securities, at value (cost $276,475,660) — Including $36,134,604 of securities loaned	$ 272,952,382
Investment in Daily Assets Fund Institutional (cost $39,071,235)*	39,071,235
Investment in Cash Management QP Trust (cost $2,379,840)	2,379,840
Total investments, at value (cost $317,926,735)	314,403,457
Receivable for Fund shares sold	465,765
Receivable for investments sold	1,051,952
Dividends receivable	444,969
Interest receivable	61,255
Other assets	18,409
Total assets	316,445,807
Liabilities
Cash overdraft	954,582
Payable for Fund shares redeemed	1,271,345
Payable upon return of securities loaned	39,071,235
Payable for daily variation margin on open futures contracts	18,055
Accrued management fee	169,422
Other accrued expenses and payables	408,222
Total liabilities	41,892,861
Net assets, at value	$ 274,552,946
Net Assets Consist of
Undistributed net investment income	1,417,526
Net unrealized appreciation (depreciation) on: Investments	(3,523,278)
Futures	(183,603)
Accumulated net realized gain (loss)	32,661,406
Paid-in capital	244,180,895
Net assets, at value	$ 274,552,946
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($15,557,319 ÷ 680,342 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.87
Maximum offering price per share (100 ÷ 94.25 of $22.87)	$ 24.27

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($2,983,478 ÷ 137,582 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.69

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,130,443 ÷ 327,466 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 21.77
Class S Net Asset Value, offering and redemption price(a) per share ($248,881,706 ÷ 10,889,672 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 22.85
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,012)	$ 5,460,946
Interest	32,121
Interest — Cash Management QP Trust	465,471
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	296,111
Other income*	33,425
Total Income	6,288,074
Expenses: Management fee	2,158,582
Administration fee	324,599
Services to shareholders	696,129
Custodian fee	13,433
Distribution service fees	135,623
Auditing	68,174
Legal	11,215
Trustees' fees and expenses	16,227
Reports to shareholders	99,060
Registration fees	57,062
Other	19,268
Total expenses before expense reductions	3,599,372
Expense reductions	(141)
Total expenses after expense reductions	3,599,231
Net investment income (loss)	2,688,843
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	42,939,468
Futures	1,621,707
44,561,175
Change in net unrealized appreciation (depreciation) on: Investments	(33,613,340)
Futures	(84,481)
(33,697,821)
Net gain (loss)	10,863,354
Net increase (decrease) in net assets resulting from operations	$ 13,552,197
* Non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2007	2006
Operations: Net investment income (loss)	$ 2,688,843	$ 1,344,107
Net realized gain (loss)	44,561,175	40,334,970
Change in net unrealized appreciation (depreciation)	(33,697,821)	(29,615,822)
Net increase (decrease) in net assets resulting from operations	13,552,197	12,063,255
Distributions to shareholders from: Net investment income: Class A	(13,484)	—
Class S	(1,257,833)	(1,580,033)
Net realized gains: Class A	(2,181,612)	(1,423,776)
Class B	(476,603)	(336,447)
Class C	(976,538)	(427,680)
Class S	(42,717,590)	(36,164,229)
Fund share transactions: Proceeds from shares sold	42,346,993	55,527,116
Reinvestment of distributions	46,445,915	38,487,126
Cost of shares redeemed	(104,442,677)	(108,994,166)
Redemption fees	10,373	13,009
Net increase (decrease) in net assets from Fund share transactions	(15,639,396)	(14,966,915)
Increase (decrease) in net assets	(49,710,859)	(42,835,825)
Net assets at beginning of period	324,263,805	367,099,630
Net assets at end of period (including undistributed net investment income of $1,417,526 and $0, respectively)	$ 274,552,946	$ 324,263,805

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 25.89	$ 28.16	$ 26.23	$ 20.85	$ 20.77
Income (loss) from investment operations: Net investment income (loss)[a]	.15[c,d]	.02	(.03)	.08	.05
Net realized and unrealized gain (loss)	.87	.80	5.76	5.32	2.28
Total from investment operations	1.02	.82	5.73	5.40	2.33
Less distributions from: Net investment income	(.02)	—	(.13)	(.02)	—
Net realized gains	(4.02)	(3.09)	(3.67)	—	(2.25)
Total distributions	(4.04)	(3.09)	(3.80)	(.02)	(2.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.87	$ 25.89	$ 28.16	$ 26.23	$ 20.85
Total Return (%)[b]	2.78[c]	3.66	22.75	25.84	13.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	14	14	9	3
Ratio of expenses (%)	1.37	1.42	1.41	1.35	1.44
Ratio of net investment income (loss) (%)	.57[c,d]	.10	(.12)	.35	.28
Portfolio turnover rate (%)	109	117	90	135	168
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Amount is less than $.005.

Class B Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.91	$ 27.44	$ 25.72	$ 20.61	$ 20.71
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)[c,d]	(.18)	(.23)	(.12)	(.10)
Net realized and unrealized gain (loss)	.84	.74	5.62	5.23	2.25
Total from investment operations	.80	.56	5.39	5.11	2.15
Less distributions from: Net realized gains	(4.02)	(3.09)	(3.67)	—	(2.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 21.69	$ 24.91	$ 27.44	$ 25.72	$ 20.61
Total Return (%)[b]	1.87[c]	2.74	21.72	24.79	12.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	3	3	2
Ratio of expenses (%)	2.19	2.27	2.20	2.24	2.26
Ratio of net investment income (loss) (%)	(.25)[c,d]	(.75)	(.91)	(.54)	(.54)
Portfolio turnover rate (%)	109	117	90	135	168
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Amount is less than $.005.

Class C Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 24.98	$ 27.47	$ 25.75	$ 20.61	$ 20.71
Income (loss) from investment operations: Net investment income (loss)[a]	(.03)[c,d]	(.15)	(.23)	(.10)	(.10)
Net realized and unrealized gain (loss)	.84	.75	5.62	5.24	2.25
Total from investment operations	.81	.60	5.39	5.14	2.15
Less distributions from: Net realized gains	(4.02)	(3.09)	(3.67)	—	(2.25)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 21.77	$ 24.98	$ 27.47	$ 25.75	$ 20.61
Total Return (%)[b]	1.95[c]	2.90	21.74	24.94	12.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	4	2.66
Ratio of expenses (%)	2.15	2.13	2.19	2.08	2.25
Ratio of net investment income (loss) (%)	(.21)[c,d]	(.61)	(.90)	(.38)	(.53)
Portfolio turnover rate (%)	109	117	90	135	168
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Amount is less than $.005.

Class S Years Ended July 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 25.90	$ 28.22	$ 26.27	$ 20.87	$ 20.79
Income (loss) from investment operations: Net investment income (loss)[a]	.23[b,c]	.11	.07	.13	.10
Net realized and unrealized gain (loss)	.86	.80	5.75	5.35	2.28
Total from investment operations	1.09	.91	5.82	5.48	2.38
Less distributions from: Net investment income	(.12)	(.14)	(.20)	(.08)	(.05)
Net realized gains	(4.02)	(3.09)	(3.67)	—	(2.25)
Total distributions	(4.14)	(3.23)	(3.87)	(.08)	(2.30)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 22.85	$ 25.90	$ 28.22	$ 26.27	$ 20.87
Total Return (%)	3.02[b]	4.01	23.11	26.26	13.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	249	302	346	288	237
Ratio of expenses (%)	1.06	1.09	1.04	1.16	1.21
Ratio of net investment income (loss) (%)	.88[b,c]	.43	.25	.54	.51
Portfolio turnover rate (%)	109	117	90	135	168
[a] Based on average shares outstanding during the period.
[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note G). The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[c] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Small Cap Value Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 15,701,013
Undistributed net long-term capital gains	$ 18,937,055
Net unrealized appreciation (depreciation) on investments	$ (4,266,016)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2007	2006
Distributions from ordinary income*	$ 15,780,186	$ 10,144,101
Distributions from long-term capital gains	$ 31,843,474	$ 29,788,064
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from August 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available currently from a REIT, certain recharacterizations will be based on the latest available information. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $338,661,294 and $386,007,060, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Over $500 million of such net assets	.615%

Accordingly, for the year ended July 31, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.665% of the Fund's average daily net assets.

For the period from August 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.52%
Class B	2.27%
Class C	2.27%
Class S	1.27%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended July 31, 2007, the Advisor received an Administration Fee of $324,599, of which $25,987 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at July 31, 2007
Class A	$ 37,307	$ 10,382
Class B	10,260	3,014
Class C	12,613	3,796
Class S	490,391	133,216
	$ 550,571	$ 150,408

Distribution Service Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2007
Class B	$ 23,970	$ 2,013
Class C	50,507	4,923
	$ 74,477	$ 6,936

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at July 31, 2007	Annual Effective Rate
Class A	$ 36,875	$ 4,121.24%
Class B	7,805	640.24%
Class C	16,466	1,688.24%
	$ 61,146	$ 6,449

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2007 aggregated $9,049.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2007, the CDSC for Class B and C shares aggregated $7,997 and $1,130, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $33,520, of which $22,302 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2007, the Fund's custodian fees were reduced by $141 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2007		Year Ended July 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	277,322	$ 7,071,664	284,703	$ 7,558,338
Class B	43,162	1,071,666	32,977	846,537
Class C	165,036	4,094,934	116,367	2,964,114
Class S	1,181,909	30,108,729	1,653,343	44,158,127
		$ 42,346,993		$ 55,527,116
Shares issued to shareholders in reinvestment of distributions
Class A	83,233	$ 2,058,344	54,277	$ 1,315,945
Class B	18,304	431,437	13,249	310,382
Class C	40,069	948,433	17,658	414,798
Class S	1,743,315	43,007,701	1,506,033	36,446,001
		$ 46,445,915		$ 38,487,126
Shares redeemed
Class A	(218,560)	$ (5,588,576)	(288,478)	$ (7,598,151)
Class B	(42,033)	(1,029,812)	(47,056)	(1,211,819)
Class C	(82,343)	(2,014,053)	(72,216)	(1,857,319)
Class S	(3,707,367)	(95,810,236)	(3,753,038)	(98,326,877)
		$ (104,442,677)		$ (108,994,166)
Redemption fees		$ 10,373		$ 13,009
Net increase (decrease)
Class A	141,995	$ 3,542,265	50,502	$ 1,278,292
Class B	19,433	473,326	(830)	(54,900)
Class C	122,762	3,031,275	61,809	1,521,598
Class S	(782,143)	(22,686,262)	(593,662)	(17,711,905)
		$ (15,639,396)		$ (14,966,915)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $33,425 from the Advisor for its settlement portion, which is equivalent to $0.003 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Securities Trust and the Shareholders of DWS Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Small Cap Value Fund (the "Fund") at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 25, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $2.76 per share from net long-term capital gains during its year ended July 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $28,520,000 as capital gain dividends for its year ended July 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2007 qualified for the dividends-received deduction.

For federal income tax purposes, the Fund designates $6,777,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		77
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	77
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	77
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	77
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	77
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	77
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	77
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	77
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	77
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	77
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		75
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SAAUX	SABUX	SACUX	SCSUX
CUSIP Number	23337G 704	23337G 803	23337G 886	23338K 860
Fund Number	450	650	750	2078

Notes

Notes

Notes

Notes

JANUARY 31, 2008

Semiannual Report
to Shareholders

DWS Small Cap Value Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Investment Management Agreement Approval

Click here Summary of Management Fee Evaluation by Independent Fee Consultant

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, stocks of small companies involve greater risk than securities of larger, more-established companies, as they often have limited product lines, markets or financial resources and may be exposed to more erratic and abrupt market movements. Please read this fund's prospectus for specific information regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2008

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.37%, 2.19% and 2.15% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on December 3, 2001 are derived from the historical performance of Class S shares of DWS Small Cap Value Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/08
DWS Small Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	-15.17%	-23.41%	-.61%	11.12%	4.87%
Class B	-15.46%	-24.02%	-1.43%	10.19%	4.02%
Class C	-15.45%	-24.00%	-1.34%	10.26%	4.06%
Russell 2000® Value Index+	-8.89%	-14.76%	5.18%	15.49%	8.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 1/31/08	$ 16.36	$ 15.36	$ 15.45
7/31/07	$ 22.87	$ 21.69	$ 21.77
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .09	$ —	$ —
Capital Gain Distributions	$ 3.12	$ 3.12	$ 3.12
Class A Lipper Rankings — Small-Cap Value Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	288	of	296	97
3-Year	216	of	235	92
5-Year	165	of	180	92

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Small Cap Value Fund — Class A [] Russell 2000 Value Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/08
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$7,219	$9,254	$15,966	$15,160
	Average annual total return	-27.81%	-2.55%	9.81%	4.25%
Class B	Growth of $10,000	$7,407	$9,456	$16,154	$14,825
	Average annual total return	-25.93%	-1.85%	10.07%	4.02%
Class C	Growth of $10,000	$7,600	$9,604	$16,298	$14,888
	Average annual total return	-24.00%	-1.34%	10.26%	4.06%
Russell 2000 Value Index+	Growth of $10,000	$8,524	$11,637	$20,548	$23,249
	Average annual total return	-14.76%	5.18%	15.49%	8.80%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.06% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares.

Average Annual Total Returns as of 1/31/08
DWS Small Cap Value Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	-14.99%	-23.16%	-.27%	11.44%	5.17%
Russell 2000 Value Index+	-8.89%	-14.76%	5.18%	15.49%	8.80%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/08	$ 16.32
7/31/07	$ 22.85
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .15
Capital Gain Distributions	$ 3.12
Class S Lipper Rankings — Small-Cap Value Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	287	of	296	97
3-Year	213	of	235	91
5-Year	163	of	180	91
10-Year	78	of	80	97

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Small Cap Value Fund — Class S [] Russell 2000 Value Index+

Yearly periods ended January 31
Comparative Results as of 1/31/08
DWS Small Cap Value Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$7,684	$9,918	$17,190	$16,549
	Average annual total return	-23.16%	-.27%	11.44%	5.17%
Russell 2000 Value Index+	Growth of $10,000	$8,524	$11,637	$20,548	$23,249
	Average annual total return	-14.76%	5.18%	15.49%	8.80%

The growth of $10,000 is cumulative.

+ The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2007 to January 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended January 31, 2008
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 848.30	$ 845.40	$ 845.50	$ 850.10
Expenses Paid per $1,000*	$ 6.69	$ 10.58	$ 10.02	$ 5.12
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 1,017.90	$ 1,013.67	$ 1,014.28	$ 1,019.61
Expenses Paid per $1,000*	$ 7.30	$ 11.54	$ 10.94	$ 5.58
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Small Cap Value Fund	1.44%	2.28%	2.16%	1.10%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

In the following interview, Portfolio Managers Robert Wang, Julie Abbett and Jin Chen discuss DWS Small Cap Value Fund's performance and strategy and the market environment during the six-month period ended January 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you describe the market environment over the last six months?

A: After a long period of strength, the US equity market weakened in the last months of 2007. Volatility increased significantly as investors responded to waves of bad news about the potential impact of the subprime mortgage crisis on the economy and markets.

Most major equity indices had negative returns for the six-month period ended January 31, 2008. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, posted a negative return of -4.54% for the period.1

1 Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.

After a long period of market leadership by small-cap stocks, large-cap performed better over this period, as investors became less comfortable with risk. The Russell 1000® Index, which measures performance of large-cap stocks, returned -4.27%, while the small-cap Russell 2000® Index returned -7.51%.2 Within the small-cap category, which is the focus of this fund, growth stocks performed better than value stocks: the Russell 2000® Growth Index returned -6.20%, while the Russell 2000® Value Index returned -8.89%.3

2 The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
3 The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Among the 24 industry groups within the Russell 2000 Value Index into which we divide potential holdings, the best-performing group by far was food, beverage & tobacco. The weakest industry groups were diversified financials, technology hardware & equipment, and retailing.

Q: How did the fund perform during the six-month period?

A: The fund had a total return (Class A shares) of -15.17%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) The fund's return was below that of its benchmark, the Russell 2000 Value Index, which had a return of -8.89%.

Q: Will you describe how your investment process works?

A: Our focus is on selection of individual holdings, based on their potential for attractive risk-adjusted return. We use a proprietary stock-evaluation approach that incorporates valuation and growth investment parameters, as well as market sentiment indicators to help pinpoint timely entry and exit opportunities. We believe that combining the techniques used by fundamental value investors with extensive growth and earnings analysis enables us to minimize investment-style bias and achieve an objective stock-selection process. In addition, we incorporate market sentiment analysis in an effort to capture short-term price changes and evaluate the market's responsiveness to new information. We believe that the objectivity and discipline achieved through the use of our investment process provides a framework for selecting securities with attractive valuations in an unbiased, consistent and repeatable manner.

Portfolio holdings are well diversified, with only nominal deviations from the benchmark's industry weightings. In selecting stocks for the portfolio, we attempt to avoid deviating from our asset class at all, selecting only from among the universe of small-company value stocks. As a rule, we do not make "macro bets," meaning investment decisions based on the outlook for the economy or specific industry sectors.

Q: Which sectors and holdings were most positive for performance?

A: Since this fund's management process is based almost entirely on stock selection, differences between the fund's return and the returns of the benchmarks result largely from the performance of individual securities.

Stock selection in three sectors added value: these sectors were media; food, beverage & tobacco; and software & services. In two of these sectors — media and software & services, which performed poorly in the benchmark index — the fund's performance benefited from avoiding some stocks in the index that experienced the greatest declines. Also, in software and services, a positive was an overweight position in ManTech International Corporation, which provides defense-related services.4 Holdings in the food, beverage and tobacco sector that performed well include egg producer Cal-Maine Foods, Inc., baked goods producer Flowers Foods, Inc. and Fresh Del Monte Produce, Inc., all of which reported strong earnings.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: What decisions hurt performance?

A: The fund's stock selection in banks and diversified financials hurt performance, both on an absolute basis and relative to the benchmark. Major negatives in the diversified financials sector included positions in CompuCredit Corp. and Triad Guaranty, Inc., both of which serve the subprime consumer credit market; these stocks have been sold. The major detractors in the banks sector were Franklin Bank Corp., a Texas-based savings & loan holding company; Sterling Financial Corp. of Spokane, Washington; and BankUnited Financial Corp. of Coral Gables, Florida. All of these companies have substantial involvement in mortgage lending. BankUnited and Franklin Bank have been sold.

Positions in the software and services sector that detracted from performance include Brooks Automation, Inc., a supplier to the semiconductor market; RF Micro Devices, Inc., which manufactures radio frequency components; and Zoran Corp., which produces integrated circuits for video systems. Brooks Automation and RF Micro Devices have been sold.

Q: What other comments do you have for shareholders?

A: Although the fund's return for this period was negative, as was its benchmark, we believe our investment process, which is based on fundamental growth and value indicators, can help us deliver solid performance over the long term. We will continue to seek small-cap companies with strong fundamentals including good cash flow, solid earnings growth, healthy balance sheets and good long-term growth prospects relative to their peers. We believe that our disciplined investment process can help investors gain exposure to some of the most attractive small-cap companies. Broad diversification is a hallmark of a sound investment practice, and we believe that a position in a carefully selected group of small-cap stocks, such as those that constitute this fund, is suitable for many investors.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	1/31/08	7/31/07

Common Stocks	94%	98%
Cash Equivalents	4%	1%
Government & Agency Obligations	1%	—
Closed End Investment Company	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	1/31/08	7/31/07

Financials	32%	30%
Industrials	15%	14%
Consumer Discretionary	13%	12%
Information Technology	10%	12%
Health Care	7%	6%
Materials	7%	6%
Energy	5%	7%
Utilities	5%	4%
Consumer Staples	4%	5%
Telecommunication Services	2%	4%
	100%	100%
Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at January 31, 2008 (15.4% of Net Assets)
1. CF Industries Holdings, Inc. Manufactures and distributes fertilizers	1.9%
2. Rent-A-Center, Inc. Operates franchised and company-owned merchandise stores	1.7%
3. Rock-Tenn Co. Manufacturer of packaging products	1.6%
4. Corus Bankshares, Inc. Holder of interest for commercial bank	1.6%
5. CSG Systems International, Inc. Provider of billing solutions, software and services for customer care and billing functions	1.5%
6. Swift Energy Co. Operates oil and gas properties	1.5%
7. Apria Healthcare Group, Inc. Provider of comprehensive health care services	1.5%
8. Cal-Maine Foods, Inc. Sells fresh shell eggs	1.4%
9. Alaska Air Group, Inc. Provider of scheduled and charter airline services	1.4%
10. Emulex Corp. Developer of products that enhance access to and storage of electronic data and applications	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2008 (Unaudited)

	Shares	Value ($)

Common Stocks 97.5%
Consumer Discretionary 12.7%
Auto Components 2.2%
American Axle & Manufacturing Holdings, Inc. (a)	70,400	1,531,200
Cooper Tire & Rubber Co.	109,900	1,875,993
		3,407,193
Hotels Restaurants & Leisure 1.8%
Bob Evans Farms, Inc.	16,700	496,658
CEC Entertainment, Inc.*	49,000	1,143,170
Churchill Downs, Inc.	3,200	163,104
Jack in the Box, Inc.*	32,100	938,283
		2,741,215
Household Durables 1.4%
Blyth, Inc.	42,400	923,896
CSS Industries, Inc.	14,900	434,782
Hooker Furniture Corp. (a)	33,600	737,184
		2,095,862
Internet & Catalog Retail 0.4%
FTD Group, Inc.	49,600	631,408
Leisure Equipment & Products 1.4%
Callaway Golf Co.	53,400	956,928
Polaris Industries, Inc. (a)	28,500	1,238,040
		2,194,968
Media 1.1%
DG Fastchannel, Inc.*	23,600	499,612
Lin TV Corp. "A"*	22,500	293,625
Scholastic Corp.*	11,500	394,105
Sinclair Broadcast Group, Inc. "A" (a)	60,400	543,600
		1,730,942
Specialty Retail 3.2%
Cato Corp. "A"	7,900	129,323
Jo-Ann Stores, Inc.*	30,300	383,901
Rent-A-Center, Inc.* (a)	151,800	2,595,780
Stage Stores, Inc.	113,800	1,362,186
Talbots, Inc. (a)	42,900	414,843
		4,886,033
Textiles, Apparel & Luxury Goods 1.2%
Movado Group, Inc.	30,500	738,710
Perry Ellis International, Inc.*	60,850	1,067,917
		1,806,627
Consumer Staples 3.6%
Food & Staples Retailing 0.2%
Casey's General Stores, Inc.	10,000	260,000
Food Products 3.0%
Cal-Maine Foods, Inc. (a)	72,100	2,078,643
Flowers Foods, Inc.	43,637	1,047,288
Fresh Del Monte Produce, Inc.*	7,300	233,892
Imperial Sugar Co. (a)	45,400	997,892
Sanderson Farms, Inc. (a)	7,200	241,992
		4,599,707
Personal Products 0.4%
Elizabeth Arden, Inc.*	28,700	575,435
Energy 5.0%
Energy Equipment & Services 1.4%
Grey Wolf, Inc.*	158,400	944,064
GulfMark Offshore, Inc.*	14,000	585,480
Pioneer Drilling Co.*	41,200	428,892
Union Drilling, Inc.*	15,600	239,928
		2,198,364
Oil, Gas & Consumable Fuels 3.6%
Brigham Exploration Co.*	37,600	260,944
Callon Petroleum Co.*	8,200	126,362
Clayton Williams Energy, Inc.*	3,600	129,960
Comstock Resources, Inc.*	55,400	1,756,180
Mariner Energy, Inc.*	33,700	844,522
Swift Energy Co.*	53,700	2,317,155
		5,435,123
Financials 31.6%
Capital Markets 1.5%
Calamos Asset Management, Inc. "A"	38,500	840,070
Hercules Technology Growth Capital, Inc.	14,436	168,179
MCG Capital Corp.	19,700	259,646
Prospect Capital Corp. (a)	55,428	802,598
Waddell & Reed Financial, Inc. "A"	7,300	242,214
		2,312,707
Commercial Banks 12.1%
BancFirst Corp.	6,600	297,198
Banco Latinoamericano de Exportaciones SA "E"	42,000	648,060
Banner Corp.	6,800	175,644
Boston Private Financial Holdings, Inc. (a)	18,200	415,506
Cathay General Bancorp. (a)	29,700	770,121
Citizens Republic Bancorp., Inc. (a)	112,200	1,586,508
City Bank (a)	6,700	146,730
City Holding Co.	4,400	169,048
Columbia Banking System, Inc.	4,100	105,411
Community Bancorp.*	10,600	177,020
Community Bank System, Inc.	14,800	322,936
First Community Bancorp.	4,900	174,097
First Regional Bancorp.*	4,400	89,188
FirstMerit Corp.	63,200	1,413,784
Frontier Financial Corp. (a)	22,900	466,244
Glacier Bancorp., Inc. (a)	19,000	353,590
Greene Bancshares, Inc.	29,400	615,930
Hancock Holding Co.	12,500	518,750
IBERIABANK Corp.	5,250	269,902
Nara Bancorp., Inc.	15,400	187,264
NBT Bancorp., Inc.	14,100	318,378
Old National Bancorp.	10,900	183,120
Pacific Capital Bancorp.	66,666	1,433,319
Park National Corp.	4,700	338,400
Preferred Bank	10,100	222,503
Prosperity Bancshares, Inc.	31,200	897,000
Provident Bankshares Corp.	18,800	389,724
Renasant Corp.	12,900	270,513
Sandy Spring Bancorp., Inc.	7,950	238,103
Sterling Bancshares, Inc.	68,000	682,040
Sterling Financial Corp.	61,400	1,092,306
SVB Financial Group*	24,000	1,161,600
Trustmark Corp.	4,500	103,545
UMB Financial Corp.	17,470	736,011
United Bankshares, Inc.	39,100	1,257,456
United Community Banks, Inc. (a)	10,600	204,686
West Coast Bancorp.	5,000	76,000
		18,507,635
Insurance 6.6%
Aspen Insurance Holdings Ltd.	56,200	1,585,964
CNA Surety Corp.*	5,500	98,065
FBL Financial Group, Inc. "A"	5,500	181,225
Harleysville Group, Inc.	4,100	146,165
IPC Holdings Ltd.	25,200	648,396
Max Capital Group Ltd.	69,100	1,961,749
Meadowbrook Insurance Group, Inc.*	17,500	161,000
Navigators Group, Inc.*	32,300	1,864,679
Platinum Underwriters Holdings Ltd.	50,700	1,711,125
Safety Insurance Group, Inc.	4,100	159,982
Seabright Insurance Holdings*	45,200	663,988
Selective Insurance Group, Inc.	17,900	427,989
United Fire & Casualty Co.	6,400	213,632
Validus Holdings Ltd.*	10,500	255,675
		10,079,634
Real Estate Investment Trusts 9.2%
Alexandria Real Estate Equities, Inc. (REIT)	6,800	667,964
American Campus Communities, Inc. (REIT)	6,700	193,295
Anthracite Capital, Inc. (REIT) (a)	48,500	364,235
Ashford Hospitality Trust (REIT)	62,000	387,500
BioMed Realty Trust, Inc. (REIT)	20,600	475,448
Corporate Office Properties Trust (REIT)	12,100	387,563
DCT Industrial Trust, Inc. (REIT) (a)	47,800	452,666
DiamondRock Hospitality Co. (REIT)	26,200	344,530
Education Realty Trust, Inc. (REIT)	36,700	432,326
Entertainment Properties Trust (REIT)	10,300	509,850
Equity One, Inc. (REIT) (a)	29,500	696,495
Extra Space Storage, Inc. (REIT)	16,700	252,838
First Industrial Realty Trust, Inc. (REIT) (a)	10,300	358,749
Gramercy Capital Corp. (REIT) (a)	7,600	175,940
Healthcare Realty Trust, Inc. (REIT)	23,500	607,005
Home Properties, Inc. (REIT) (a)	6,400	307,136
Inland Real Estate Corp. (REIT) (a)	23,500	314,430
LaSalle Hotel Properties (REIT)	22,300	611,243
Lexington Realty Trust (REIT) (a)	37,600	562,120
Maguire Properties, Inc. (REIT) (a)	12,900	355,782
Medical Properties Trust, Inc. (REIT)	10,900	137,776
MFA Mortgage Investments, Inc. (REIT)	24,800	252,960
National Retail Properties, Inc. (REIT)	25,300	574,816
Nationwide Health Properties, Inc. (REIT) (a)	10,300	325,068
Parkway Properties, Inc. (REIT)	3,800	136,496
Pennsylvania Real Estate Investment Trust (REIT)	20,900	556,985
Potlatch Corp. (REIT)	12,400	532,332
Realty Income Corp. (REIT) (a)	33,000	804,540
Senior Housing Properties Trust (REIT)	22,700	508,253
Sovran Self Storage, Inc. (REIT) (a)	14,000	554,680
Strategic Hotels & Resorts, Inc. (REIT)	44,300	635,705
Sunstone Hotel Investors, Inc. (REIT)	29,500	490,880
U-Store-It Trust (REIT)	17,900	170,408
		14,138,014
Thrifts & Mortgage Finance 2.2%
Anchor BanCorp. Wisconsin, Inc. (a)	8,300	207,500
Corus Bankshares, Inc. (a)	190,400	2,421,888
Ocwen Financial Corp.* (a)	42,600	265,824
WSFS Financial Corp.	7,300	389,090
		3,284,302
Health Care 6.7%
Biotechnology 0.7%
Isis Pharmaceuticals, Inc.*	69,400	1,082,640
Health Care Providers & Services 4.7%
AmSurg Corp.*	10,700	275,632
Apria Healthcare Group, Inc.*	107,300	2,276,906
Centene Corp.*	61,600	1,474,704
Healthspring, Inc.*	65,700	1,359,333
Kindred Healthcare, Inc.*	54,500	1,500,930
Magellan Health Services, Inc.*	5,400	236,196
		7,123,701
Life Sciences Tools & Services 0.4%
Albany Molecular Research, Inc.*	12,800	137,728
Cambrex Corp.	57,500	546,250
		683,978
Pharmaceuticals 0.9%
Perrigo Co.	45,600	1,406,304
Industrials 14.2%
Aerospace & Defense 0.3%
Cubic Corp.	14,100	378,726
DynCorp International, Inc. "A"*	6,300	129,591
		508,317
Airlines 2.0%
Alaska Air Group, Inc.*	82,000	2,074,600
Republic Airways Holdings, Inc.*	10,400	207,584
SkyWest, Inc.	30,300	788,406
		3,070,590
Commercial Services & Supplies 3.1%
Bowne & Co., Inc.	10,000	123,000
Deluxe Corp.	79,400	1,931,008
IKON Office Solutions, Inc.	68,200	557,876
United Stationers, Inc.*	35,300	1,950,678
Watson Wyatt Worldwide, Inc. "A"	4,300	211,345
		4,773,907
Construction & Engineering 2.1%
EMCOR Group, Inc.*	84,400	1,850,892
Perini Corp.*	38,500	1,345,575
		3,196,467
Electrical Equipment 2.8%
Encore Wire Corp. (a)	43,000	717,240
GrafTech International Ltd.*	101,900	1,533,595
LSI Industries, Inc.	41,100	504,708
Regal-Beloit Corp.	9,200	348,864
Superior Essex, Inc.*	50,600	1,216,930
		4,321,337
Industrial Conglomerates 0.3%
Tredegar Corp.	31,900	442,134
Machinery 2.7%
Actuant Corp. "A"	24,000	655,920
Ampco-Pittsburgh Corp.	7,400	286,898
Columbus McKinnon Corp.*	23,200	593,224
EnPro Industries, Inc.*	10,100	303,000
Mueller Industries, Inc.	15,700	439,600
Robbins & Myers, Inc.	27,300	1,809,444
		4,088,086
Road & Rail 0.9%
Arkansas Best Corp. (a)	18,100	557,299
Dollar Thrifty Automotive Group, Inc.*	29,700	724,977
MascoTech, Inc. (Escrow Shares)*	90,800	0
		1,282,276
Information Technology 9.9%
Communications Equipment 1.3%
Anaren, Inc.*	26,000	355,160
Avocent Corp.*	47,100	781,860
Dycom Industries, Inc.*	23,100	545,622
Plantronics, Inc.	11,200	213,920
		1,896,562
Computers & Peripherals 1.3%
Emulex Corp.*	129,600	2,021,760
Electronic Equipment & Instruments 0.1%
Technitrol, Inc.	8,800	199,408
Internet Software & Services 1.1%
CMGI, Inc.*	22,000	283,800
EarthLink, Inc.*	88,200	600,642
InfoSpace, Inc.	16,000	152,160
S1 Corp.*	38,900	220,174
United Online, Inc. (a)	38,100	425,577
		1,682,353
IT Services 2.6%
CSG Systems International, Inc.*	184,300	2,351,668
ManTech International Corp. "A"*	31,500	1,288,350
SRA International, Inc. "A"*	12,100	331,903
		3,971,921
Semiconductors & Semiconductor Equipment 2.3%
Cymer, Inc.*	6,400	172,864
Pericom Semiconductor Corp.*	81,800	1,109,208
Semtech Corp.*	88,200	1,126,314
Standard Microsystems Corp.*	3,600	107,712
Zoran Corp.*	89,100	1,051,380
		3,567,478
Software 1.2%
JDA Software Group, Inc.*	89,700	1,595,763
Secure Computing Corp.*	21,500	192,425
		1,788,188
Materials 6.6%
Chemicals 3.4%
Arch Chemicals, Inc.	46,800	1,575,756
CF Industries Holdings, Inc.	27,800	2,972,654
PolyOne Corp.*	91,500	563,640
		5,112,050
Containers & Packaging 1.7%
AptarGroup, Inc.	4,500	169,740
Rock-Tenn Co. "A" (a)	86,800	2,481,612
		2,651,352
Metals & Mining 0.5%
Worthington Industries, Inc. (a)	49,500	811,305
Paper & Forest Products 1.0%
Buckeye Technologies, Inc.*	108,500	1,426,775
Schweitzer-Mauduit International, Inc.	5,600	133,504
		1,560,279
Telecommunication Services 2.2%
Diversified Telecommunication Services 1.5%
Alaska Communications Systems Group, Inc. (a)	109,900	1,542,996
Atlantic Tele-Network, Inc.	18,300	576,267
Premiere Global Services, Inc.*	17,700	215,763
		2,335,026
Wireless Telecommunication Services 0.7%
USA Mobility, Inc.*	86,000	1,032,860
Utilities 5.0%
Electric Utilities 2.1%
ALLETE, Inc. (a)	11,500	442,635
Cleco Corp.	25,700	664,345
Portland General Electric Co.	51,000	1,256,640
Westar Energy, Inc. (a)	37,600	915,936
		3,279,556
Gas Utilities 2.3%
New Jersey Resources Corp.	18,750	879,188
Northwest Natural Gas Co.	17,000	804,780
Southwest Gas Corp.	37,900	1,082,045
The Laclede Group, Inc.	3,900	130,962
WGL Holdings, Inc.	18,800	606,112
		3,503,087
Multi-Utilities 0.6%
Black Hills Corp. (a)	21,900	848,406
Total Common Stocks (Cost $153,161,214)		149,126,497

Closed End Investment Company 0.9%
Apollo Investment Corp. (a) (Cost $1,618,896)	85,716	1,301,169
	Principal Amount ($)	Value ($)

Government & Agency Obligation 1.4%
US Treasury Obligation
US Treasury Bill, 3.03%**, 4/17/2008 (b) (Cost $2,206,131)	2,217,000	2,208,294
	Shares	Value ($)

Securities Lending Collateral 14.7%
Daily Assets Fund Institutional, 4.22% (c) (d) (Cost $22,486,869)	22,486,869	22,486,869

Cash Equivalents 3.8%
Cash Management QP Trust, 4.52% (c) (Cost $5,811,439)	5,811,439	5,811,439
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $185,284,549)+	118.3	180,934,268
Other Assets and Liabilities, Net (a)	(18.3)	(28,024,564)
Net Assets	100.0	152,909,704
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $186,027,287. At January 31, 2008, net unrealized depreciation for all securities based on tax cost was $5,093,019. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,612,599 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,705,618.
(a) All or a portion of these securities were on loan amounting to $21,648,147 (see Notes to Financial Statements). In addition, included in other assets and liabilities, net are pending sales amounting to $1,276,932 that are also on loan. The value of all securities loaned at January 31, 2008 amounted to $22,925,079 which is 15.0% of net assets.
(b) At January 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At January 31, 2008, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Apreciation ($)
Russell 2000 Index	3/19/2008	5	1,686,273	1,787,500	101,227

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $156,986,241) — Including $21,648,147 of securities loaned	$ 152,635,960
Investment in Daily Assets Fund Institutional (cost $22,486,869)*	22,486,869
Investment in Cash Management QP Trust (cost $5,811,439)	5,811,439
Total investments, at value (cost $185,284,549)	180,934,268
Cash	203,285
Receivable for Fund shares sold	58,897
Receivable for investments sold	30,555,135
Dividends receivable	151,544
Interest receivable	57,659
Receivable for daily variation margin on open futures contracts	57,500
Receivable for variation margin on closed futures contracts	928,654
Other assets	40,598
Total assets	212,987,540
Liabilities
Payable for Fund shares redeemed	36,318,176
Payable upon return of securities loaned	22,486,869
Payable for investments purchased	947,673
Accrued management fee	102,562
Other accrued expenses and payables	222,556
Total liabilities	60,077,836
Net assets, at value	$ 152,909,704
Net Assets Consist of
Undistributed net investment income	1,450,179
Net unrealized appreciation (depreciation) on: Investments	(4,350,281)
Futures	101,227
Accumulated net realized gain (loss)	(39,392,655)
Paid-in capital	195,101,234
Net assets, at value	$ 152,909,704
* Represents collateral on securities loaned.
Statement of Assets and Liabilities as of January 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($11,417,862 ÷ 698,040 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.36
Maximum offering price per share (100 ÷ 94.25 of $16.36)	$ 17.36

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,987,508 ÷ 129,382 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.36

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,720,451 ÷ 305,565 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 15.45
Class S Net Asset Value, offering and redemption price(a) per share ($134,783,883 ÷ 8,260,953 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.32
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $59)	$ 2,555,708
Interest	13,487
Interest — Cash Management QP Trust	73,163
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	292,620
Total Income	2,934,978
Expenses: Management fee	796,895
Administration fee	119,834
Services to shareholders	286,356
Custodian fee	13,233
Distribution and service fees	58,384
Professional fees	51,623
Trustees' fees and expenses	6,767
Reports to shareholders	21,330
Registration fees	22,123
Other	9,435
Total expenses before expense reductions	1,385,980
Expense reductions	(2,215)
Total expenses after expense reductions	1,383,765
Net investment income (loss)	1,551,213
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(39,178,738)
Futures	279,063
(38,899,675)
Change in net unrealized appreciation (depreciation) on: Investments	(827,003)
Futures	284,830
(542,173)
Net gain (loss)	(39,441,848)
Net increase (decrease) in net assets resulting from operations	$ (37,890,635)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2008 (Unaudited)	Year Ended July 31, 2007
Operations: Net investment income (loss)	$ 1,551,213	$ 2,688,843
Net realized gain (loss)	(38,899,675)	44,561,175
Change in net unrealized appreciation (depreciation)	(542,173)	(33,697,821)
Net increase (decrease) in net assets resulting from operations	(37,890,635)	13,552,197
Distributions to shareholders from: Net investment income: Class A	(53,401)	(13,484)
Class S	(1,465,159)	(1,257,833)
Net realized gains: Class A	(1,926,126)	(2,181,612)
Class B	(363,281)	(476,603)
Class C	(886,299)	(976,538)
Class S	(29,978,680)	(42,717,590)
Total distributions	(34,672,946)	(47,623,660)
Fund share transactions: Proceeds from shares sold	12,351,080	42,346,993
Reinvestment of distributions	33,868,285	46,445,915
Cost of shares redeemed	(95,299,138)	(104,442,677)
Redemption fees	112	10,373
Net increase (decrease) in net assets from Fund share transactions	(49,079,661)	(15,639,396)
Increase (decrease) in net assets	(121,643,242)	(49,710,859)
Net assets at beginning of period	274,552,946	324,263,805
Net assets at end of period (including undistributed net investment income of $1,450,179 and $1,417,526, respectively)	$ 152,909,704	$ 274,552,946

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.87	$ 25.89	$ 28.16	$ 26.23	$ 20.85	$ 20.77
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.15[d,e]	.02	(.03)	.08	.05
Net realized and unrealized gain (loss)	(3.40)	.87	.80	5.76	5.32	2.28
Total from investment operations	(3.30)	1.02	.82	5.73	5.40	2.33
Less distributions from: Net investment income	(.09)	(.02)	—	(.13)	(.02)	—
Net realized gains	(3.12)	(4.02)	(3.09)	(3.67)	—	(2.25)
Total distributions	(3.21)	(4.04)	(3.09)	(3.80)	(.02)	(2.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 16.36	$ 22.87	$ 25.89	$ 28.16	$ 26.23	$ 20.85
Total Return (%)[c]	(15.17)**	2.78[d]	3.66	22.75	25.84	13.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	16	14	14	9	3
Ratio of expenses (%)	1.44*	1.37	1.42	1.41	1.35	1.44
Ratio of net investment income (loss) (%)	1.01*	.57[d,e]	.10	(.12)	.35	.28
Portfolio turnover rate (%)	112**	109	117	90	135	168
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class B Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.69	$ 24.91	$ 27.44	$ 25.72	$ 20.61	$ 20.71
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.04)[d,e]	(.18)	(.23)	(.12)	(.10)
Net realized and unrealized gain (loss)	(3.24)	.84	.74	5.62	5.23	2.25
Total from investment operations	(3.21)	.80	.56	5.39	5.11	2.15
Less distributions from: Net realized gains	(3.12)	(4.02)	(3.09)	(3.67)	—	(2.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.36	$ 21.69	$ 24.91	$ 27.44	$ 25.72	$ 20.61
Total Return (%)[c]	(15.46)**	1.87[d]	2.74	21.72	24.79	12.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3	3	3	2
Ratio of expenses (%)	2.28*	2.19	2.27	2.20	2.24	2.26
Ratio of net investment income (loss) (%)	.17*	(.25)[d,e]	(.75)	(.91)	(.54)	(.54)
Portfolio turnover rate (%)	112**	109	117	90	135	168
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class C Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 21.77	$ 24.98	$ 27.47	$ 25.75	$ 20.61	$ 20.71
Income (loss) from investment operations: Net investment income (loss)[b]	.04	(.03)[d,e]	(.15)	(.23)	(.10)	(.10)
Net realized and unrealized gain (loss)	(3.24)	.84	.75	5.62	5.24	2.25
Total from investment operations	(3.20)	.81	.60	5.39	5.14	2.15
Less distributions from: Net realized gains	(3.12)	(4.02)	(3.09)	(3.67)	—	(2.25)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 15.45	$ 21.77	$ 24.98	$ 27.47	$ 25.75	$ 20.61
Total Return (%)[c]	(15.45)**	1.95[d]	2.90	21.74	24.94	12.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	7	5	4	2.66
Ratio of expenses (%)	2.16*	2.15	2.13	2.19	2.08	2.25
Ratio of net investment income (loss) (%)	.29*	(.21)[d,e]	(.61)	(.90)	(.38)	(.53)
Portfolio turnover rate (%)	112**	109	117	90	135	168
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[e] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Class S Years Ended July 31,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 22.85	$ 25.90	$ 28.22	$ 26.27	$ 20.87	$ 20.79
Income (loss) from investment operations: Net investment income (loss)[b]	.14	.23[c,d]	.11	.07	.13	.10
Net realized and unrealized gain (loss)	(3.40)	.86	.80	5.75	5.35	2.28
Total from investment operations	(3.26)	1.09	.91	5.82	5.48	2.38
Less distributions from: Net investment income	(.15)	(.12)	(.14)	(.20)	(.08)	(.05)
Net realized gains	(3.12)	(4.02)	(3.09)	(3.67)	—	(2.25)
Total distributions	(3.27)	(4.14)	(3.23)	(3.87)	(.08)	(2.30)
Redemption fees	.00***	.00***	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 16.32	$ 22.85	$ 25.90	$ 28.22	$ 26.27	$ 20.87
Total Return (%)	(14.99)**	3.02[c]	4.01	23.11	26.26	13.40
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	135	249	302	346	288	237
Ratio of expenses (%)	1.10*	1.06	1.09	1.04	1.16	1.21
Ratio of net investment income (loss) (%)	1.35*	.88[c,d]	.43	.25	.54	.51
Portfolio turnover rate (%)	112**	109	117	90	135	168
[a] For the six months ended January 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income (loss) of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.
[d] Net investment income (loss) per share and the ratio of net investment income (loss) include non-recurring dividend income amounting to $0.06 per share and 0.24% of average daily net assets, respectively.
* Annualized.
** Not annualized.
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Small Cap Value Fund (the "Fund") is a diversified series of DWS Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount (``initial margin'') equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (``variation margin'') are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for each of the three open tax years as of July 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated and a recharacterization will be made in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding rates. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2008, purchases and sales of investment securities (excluding short-term investments) aggregated $260,301,415 and $342,080,499, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.665%
Over $500 million of such net assets	.615%

Accordingly, for the six months ended January 31, 2008, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.665% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2008, the Advisor received an Administration Fee of $119,834, of which $15,933 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended January 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at January 31, 2008
Class A	$ 17,406	$ 4,519
Class B	4,705	1,281
Class C	6,012	1,732
Class S	201,853	69,326
	$ 229,976	$ 76,858

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2008, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2008
Class B	$ 9,509	$ 1,160
Class C	22,990	2,917
	$ 32,499	$ 4,077

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2008	Annualized Effective Rate
Class A	$ 15,370	$ 2,312.22%
Class B	3,092	314.24%
Class C	7,423	945.24%
	$ 25,885	$ 3,571

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter of the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2008 aggregated $2,420.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2008, the CDSC for Class B and C shares aggregated $4,257 and $1,018, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended January 31, 2008, DWS-SDI received $10 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $2,096, all of which is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended January 31, 2008, the Fund's custodian fee was reduced by $268 and $1,947 respectively, for custodian and transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2008		Year Ended July 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	121,268	$ 2,380,197	277,322	$ 7,071,664
Class B	11,963	223,209	43,162	1,071,666
Class C	45,432	898,899	165,036	4,094,934
Class S	448,368	8,848,775	1,181,909	30,108,729
		$ 12,351,080		$ 42,346,993
Shares issued to shareholders in reinvestment of distributions
Class A	107,788	$ 1,866,894	83,233	$ 2,058,344
Class B	20,760	337,977	18,304	431,437
Class C	52,492	859,299	40,069	948,433
Class S	1,784,704	30,804,115	1,743,315	43,007,701
		$ 33,868,285		$ 46,445,915
Shares redeemed
Class A	(211,358)	$ (4,195,465)	(218,560)	$ (5,588,576)
Class B	(40,923)	(791,813)	(42,033)	(1,029,812)
Class C	(119,825)	(2,246,419)	(82,343)	(2,014,053)
Class S	(4,861,791)	(88,065,441)	(3,707,367)	(95,810,236)
		$ (95,299,138)		$ (104,442,677)
Redemption fees		$ 112		$ 10,373
Net increase (decrease)
Class A	17,698	$ 51,632	141,995	$ 3,542,265
Class B	(8,200)	(230,627)	19,433	473,326
Class C	(21,901)	(488,221)	122,762	3,031,275
Class S	(2,628,719)	(48,412,445)	(782,143)	(22,686,262)
		$ (49,079,661)		$ (15,639,396)

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 1/3 percent of its net assets under the agreement.

G. Proposed Fund Merger

On January 24, 2008, The Board of the Fund approved in principle, the merger of the DWS Small Cap Value Fund, (the "Acquired Fund") into the DWS Dreman Mid Cap Value Fund.

Completion of the merger is subject to a number of conditions, including final approval by the Acquired Fund's Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about June 27, 2008.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's current investment management agreement with DIMA in September 2007.

In terms of the process that the Trustees followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Trustees are independent of DIMA and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class S shares) was in the 1st quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2006. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SAAUX	SABUX	SACUX	SCSUX
CUSIP Number	23337G 704	23337G 803	23337G 886	23337G 878
Fund Number	450	650	750	2078

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

Notes

Notes

DWS VALUE SERIES, INC.

PART C - OTHER INFORMATION

Item 15.	Indemnification.

C-2

C-3

Article 4.2 of the Registrant's Articles of Incorporation (Exhibit (1)(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and directors under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Articles of Incorporation does not protect any person against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each of the directors who is not an "interested director" (as defined under the Investment Company Act of 1940) of Registrant (a "Non-interested Director") has entered into an indemnification agreement with Registrant, which agreement provides that the Registrant shall indemnify the Non-interested Director against certain liabilities which such Director may incur while acting in the capacity as a director, officer or employee of the Registrant to the fullest extent permitted by law, now or in the future, and requires indemnification and advancement of expenses unless prohibited by law. The indemnification agreement cannot be altered without the consent of the Non-interested Director and is not affected by amendment of the Agreement and Articles of Incorporation. In addition, the indemnification agreement adopts certain presumptions and procedures which may make the process of indemnification and advancement of expenses, more timely, efficient and certain. In accordance with Section 17(h) of the Investment Company Act of 1940, the indemnification agreement does not protect a Non-interested Director against any liability to the Registrant or its shareholders to which such Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Registrant has purchased insurance policies insuring its officers and directors against certain liabilities which such officers and directors may incur while acting in such capacities and providing reimbursement to the Registrant for sums which it may be permitted or required to pay to its officers and directors by way of indemnification against such liabilities, subject to certain deductibles.

On April 5, 2002, Zurich Scudder Investments, Inc. ("Scudder"), the investment adviser, now known as Deutsche Investment Management Americas Inc., was acquired by Deutsche Bank AG, not including certain U.K. Operations (the "Transaction"). In connection with the Directors' evaluation of the Transaction, Deutsche Bank agreed to indemnify, defend and hold harmless Registrant and the directors who were not "interested persons" of Scudder, Deutsche Bank or Registrant (the "Independent Directors") for and against any liability and claims and expenses based upon or arising from, whether in whole or in part, or directly or indirectly, any untrue statement or alleged untrue statement of a material fact made to the Independent Directors by Deutsche Bank in connection with the Independent Directors' consideration of the Transaction, or any omission or alleged omission of a material fact necessary in order to make statements made, in light of the circumstances under which they were made, not misleading.

Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisor, has agreed, subject to applicable law and regulation, to indemnify and hold harmless the Registrant against any loss, damage, liability and expense, including, without limitation, the advancement and payment, as incurred, of reasonable fees and expenses of counsel (including counsel to the Registrant and counsel to the Non-interested Directors) and consultants, whether retained by the Registrant or the Non-interested Directors, and other customary costs and expenses incurred by the Registrant in connection with any litigation or regulatory action related to possible improper market timing or other improper trading activity or possible improper marketing and sales activity in the Registrant ("Private Litigation and Enforcement Actions"). In the event that this indemnification is unavailable to the Registrant for any reason, then DIMA has agreed to contribute to the amount paid or payable by the Registrant as a result of any loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of DIMA and the Registrant with respect to the matters which resulted in such loss, damage, liability or expense, as well as any other relevant equitable considerations; provided, however, if no final determination is made in such action or proceeding as to the relative fault of DIMA and the Registrant, then DIMA shall pay the entire amount of such loss, damage, liability or expense.

In recognition of its undertaking to indemnify the Registrant, DIMA has also agreed, subject to applicable law and regulation, to indemnify and hold harmless each of the Non-interested Directors against any and all loss, damage, liability and expense, including without limitation the advancement and payment as incurred of reasonable fees and expenses of counsel and consultants, and other customary costs and expenses incurred by the Non-interested Directors, arising from the Private Litigation and Enforcement, including without limitation:

1. all reasonable legal and other expenses incurred by the Non-interested Directors in connection with the Private Litigation and Enforcement Actions, and any actions that may be threatened or commenced in the future by any person (including any governmental authority), arising from or similar to the matters alleged in the Private Litigation and Enforcement Actions, including without limitation expenses related to the defense of, service as a witness in, or monitoring of such proceedings or actions;

2. all liabilities and expenses incurred by any Non-interested Director in connection with any judgment resulting from, or settlement of, any such proceeding, action or matter;

3. any loss or expense incurred by any Non-interested Director as a result of the denial of, or dispute about, any insurance claim under, or actual or purported rescission or termination of, any policy of insurance arranged by DIMA (or by a representative of DIMA acting as such, acting as a representative of the Registrant or of the Non-interested Directors or acting otherwise) for the benefit of the Non-interested Director, to the extent that such denial, dispute or rescission is based in whole or in part upon any alleged misrepresentation made in the application for such policy or any other alleged improper conduct on the part of DIMA, any of its corporate affiliates, or any of their directors, officers or employees;

4. any loss or expense incurred by any Non-interested Director, whether or not such loss or expense is otherwise covered under the terms of a policy of insurance, but for which the Non-interested Director is unable to obtain advancement of expenses or indemnification under that policy of insurance, due to the exhaustion of policy limits which is due in whole or in part to DIMA or any affiliate thereof having received advancement of expenses or indemnification under that policy for or with respect to a matter which is the subject of the indemnification agreement; provided, however, the total amount which DIMA will be obligated to pay under this provision for all loss or expense, will not exceed the amount that DIMA and any of its affiliate actually receive under that policy or insurance for or with respect to a matter which is the subject of the indemnification agreement; and

5. all liabilities and expenses incurred by any Non-interested Director in connection with any proceeding or action to enforce his or her rights under the agreement, unless DIMA prevails on the merits of any such dispute in a final, nonappealable court order.

DIMA is not required to pay costs or expenses or provide indemnification to or for any individual Non-interested Director (i) with respect to any particular proceeding or action as to which the Board of the Registrant has determined that such Non-interested Director ultimately will not be entitled to indemnification with respect thereto, or (ii) for any liability of the Non-interested Director to the Registrant or its shareholders to which such Non-interested Director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Director's duties as a Director of the Registrant as determined in a final adjudication in such proceeding or action. In addition, to the extent that DIMA has paid costs or expenses under the agreement to any individual Non-interested Director with respect to a particular proceeding or action, and there is a final adjudication in such proceeding or action of the Non-interested Director's liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the Non-interested Director's duties as a Director of the Registrant, such Non-interested Director has undertaken to repay such costs or expenses to DIMA.

On November 14, 2007, the Registrant and DIMA entered into an agreement that provides certain retiring Non-interested Directors certain assurances regarding continuation of insurance and indemnification rights. More specifically, the agreement provides that the Registrant shall take all actions reasonably necessary to assure that the retirement of certain Non-interested Directors and/or the election or appointment of members of the consolidated Board shall not reduce or impair any rights of those Non-interested Directors to indemnification, defense, advancement of expenses, or other rights, for or with respect to actual or threatened claims, liability, or expense that those Non-interested Directors may incur or suffer arising from or with respect to those Non-interested Directors' service in such capacity, except to the extent that the consolidated Board determines in the exercise of its duties to modify the rights of all Board members, past and present, without distinction. It is understood that any such modification of rights shall not, without the written consent of the Non-interested Directors, serve to modify any contractual rights that the Non-interested Directors may have under any agreement to which the Non-interested Directors and the Registrant are parties.

For the six-year period following the election or appointment of members of the consolidated Board, the Registrant currently expect to maintain, D&O/E&O Insurance and IDL Insurance that is substantially equivalent in scope to the current coverage, and in amounts providing aggregate coverage with respect to the Registrant and all funds overseen by the consolidated Board of at least $100 million for D&O/E&O Insurance and at least $25 million for IDL Insurance; subject however to the right of the consolidated Board in the exercise of its duties to determine that a lower level of insurance coverage is in the best interests of the Registrant provided that any such reduction in coverage apply equally to their present and former Directors.

Pursuant to the agreement, DIMA has agreed that the retirement of the Non-interested Directors under the terms of the retirement agreements shall in no way affect or diminish the contractual rights of indemnification that the Non-interested Directors may have under any agreement of indemnification between an Non-interested Directors and DIMA, including without limitation agreements of indemnification currently in effect with respect to matters related to market timing and matters related to merged or liquidated funds. Upon request made by any Non-interested Directors, DIMA has agreed to execute a separate instrument confirming the existence and continuation of any such agreement of indemnification.

In addition, pursuant to the agreement, in the event that the consolidated Board determines to reduce insurance coverage below the minimum levels stated above, then DIMA at its expense will purchase excess insurance coverage for the benefit of the Non-interested Directors sufficient to maintain such minimum coverage levels in place for the duration of the period specified in the retirement agreements, provided that in the event that such excess coverage is not available in the marketplace on commercially reasonable terms from a conventional third-party insurer, DIMA (or an affiliate of DIMA) may, at DIMA's discretion and in lieu of purchasing such excess insurance coverage, elect instead to provide the Non-interested Directors substantially equivalent protection in the form of a written indemnity or financial guaranty reasonably acceptable to each such Non-interested Director.

Item 16.	Exhibits.
1.	(a)	Articles of Incorporation of Registrant, dated October 14, 1987. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
	(b)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 25, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
	(c)	Articles Supplementary to Articles of Incorporation of Registrant, dated February 26, 1988. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
	(d)	Articles Supplementary to Articles of Incorporation of Registrant, dated December 28, 1990. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
	(e)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 24, 1992. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)

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(f)	Articles Supplementary to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
(g)	Articles of Amendment to Articles of Incorporation of Registrant, dated September 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.)
(h)	Articles of Amendment to Articles of Incorporation of Registrant, dated December 2, 1996. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(i)	Articles of Amendment to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)
(j)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 18, 1997. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(k)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 1, 1998. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)
(l)	Articles Supplementary to Articles of Incorporation of Registrant, dated March 19, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(m)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 30, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(n)	Articles of Amendment to the Charter of the Corporation, dated January 15, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(o)	Articles Supplementary to Articles of Incorporation of Registrant, dated January 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)
(p)	Articles of Amendment to Articles of Incorporation of Registrant, dated May 23, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)
(q)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)
(r)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)
(s)	Articles of Amendment and Restatement, dated July 12, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)

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	(t)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 14, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)
	(u)	Articles of Amendment to Articles of Incorporation of Registrant, dated March 17, 2004. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)
	(v)	Articles of Amendment to Articles of Incorporation of Registrant, dated August 13, 2004. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)
	(w)	Articles Supplementary to Articles of Incorporation of Registrant, dated May 26, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)
	(x)	Articles Supplementary to Articles of Incorporation of Registrant, dated July 21, 2005. (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement.)
	(y)	Articles of Amendment to Articles of Incorporation of Registrant, dated January 26, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
	(z)	Articles of Amendment to Articles of Incorporation of Registrant, dated July 13, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
	(aa)	Articles of Amendment to Articles of Incorporation of Registrant, dated August 15, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
	(bb)	Articles of Amendment to Articles of Incorporation of Registrant, dated October 4, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
	(cc)	Articles of Amendment to Articles of Incorporation of Registrant, dated November 3, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
	(dd)	Articles of Amendment to Articles of Incorporation of Registrant, dated November 3, 2006. (Incorporated by reference to Post-Effective Amendment No. 52 to the Registration Statement.)
2.	(a)	By-laws. (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)
(b)

Amended By-laws, dated July 17, 1998. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)Amendment to the By-laws, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

	(c)	Amendment to the By-laws, dated November 29, 2000. (Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement.)

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	(d)	Amendment to By-laws, dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement.)
	(e)	Amendment to By-laws, dated September 24, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)
	(f)	Amendment to By-laws, dated November 19, 2004. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)
	(g)	Amendment to By-laws, dated November 15, 2005. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement.)
3.		Not applicable.
4.		Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of this Registration Statement.
5.		Not applicable.
6.	(a)

Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman High Return Equity Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(b)

Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman Small Cap Value Fund and Deutsche Asset Management Americas Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(c)

Investment Management Agreement between the Registrant, on behalf of Scudder-Dreman Concentrated Value Fund and Deutsche Asset Management Americas Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(d)

Investment Management Agreement between Registrant, on behalf of Scudder-Dreman Mid Cap Value Fund and Deutsche Asset Management Americas Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(e)

Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(f)

Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 5, 2002 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(g)

Amendment to Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 23, 2003 (Scudder-Dreman Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement which was filed on March 29, 2004.)

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(h)

Amendment to Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Dreman Value Management, L.L.C. dated April 23, 2003 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 35 to the Registration Statement which was filed on March 29, 2004.)

(i)

Sub-Advisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated June 1, 2005 (Scudder-Dreman Concentrated Value Fund). (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(j)

Sub-Advisory Agreement between Deutsche Investment Management Americas, Inc. and Dreman Value Management, L.L.C. dated August 1, 2005 (Scudder-Dreman Mid Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(k)

Investment Management Agreement between Registrant, on behalf of DWS Large Cap Value Fund and Deutsche Asset Management Americas Inc., dated April 11, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

(l)

Investment Sub-Advisory Agreement between Deutsche Investment Management Americas Inc. and Deutsche Asset Management International GmbH dated April 25, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

7.	(a)

Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

(b)

Underwriting and Distribution Services Agreement between the Registrant and Scudder Distributors, Inc. on behalf of Scudder Large Cap Value Fund and its Class AARP shares and Class S shares, to be filed by amendment.

	(c)	Selling Group Agreement. (Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement.)
8.	(a)

Form of Retirement Agreement between the Registrant and each of Donald Dunaway, James Edgar, Robert Hoffman and Shirley Peterson dated November 14, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

	(b)	Indemnification and Reimbursement Agreement between the Registrant and DIMA dated November 14, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)
9.	(a)

Master Custodian Agreement, dated March 17, 2004, between the Registrant and State Street Bank and Trust Company. (Incorporated by reference to Post-Effective Amendment No. 50 to the Registration Statement.)

	(b)	Amendment to Custody Contract between the Registrant and State Street Bank, dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)
	(c)	Amendment to Custody Contract between Registrant and State Street Bank, dated July 30, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

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10.	(a)

Rule 12b-1 Plan between Scudder Contrarian Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(b)

Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(c)

Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(d)

Rule 12b-1 Plan between Scudder Dreman-High Return Equity Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(e)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(f)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(g)

Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class A) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(h)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class B) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

(i)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class C) and Scudder Distributors, Inc., dated July 1, 2001. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement.)

	(j)	Shareholder Services Agreement between the Registrant and Scudder Distributors, Inc., dated April 5, 2002. (Incorporated by reference to Post-Effective Amendment No. 32 to the Registration Statement.)
(k)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Small Cap Value Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(l)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman High Return Equity Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

(m)

Amended and Restated Rule 12b-1 Plan between Scudder Contrarian Fund (Class R) and Scudder Distributors, Inc., dated October 1, 2003. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement.)

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(n)

Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class A) and Scudder Distributors, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

(o)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class B) and Scudder Distributors, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement).

(p)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Concentrated Value Fund (Class C) and Scudder Distribution, Inc., dated June 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 46 to the Registration Statement.)

(q)

Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class A) and Scudder Distributors, Inc. dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(r)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class B) and Scudder Distributors, Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

(s)

Amended and Restated Rule 12b-1 Plan between Scudder-Dreman Mid Cap Value Fund (Class C) and Scudder Distributors, Inc., dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

	(t)	Amended and Restated Multi-Distribution System Plan (Rule 18f-3 Plan), dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 47 to the Registration Statement.)
11.		Opinion and Consent of Vedder Price P.C. to be filed by amendment.
12.		Form of Tax Opinion and Consent of Willkie Farr & Gallagher LLP to be filed by amendment.
13.	(a)

Agency Agreement between the Registrant and DWS Scudder Investments Service Corporation dated April 1, 2007. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

(b)

Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Contrarian Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(c)

Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder-Dreman High Return Equity Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(d)

Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation dated December 31, 1997 (Scudder Small Cap Value Fund). (Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement.)

(e)

Fund Accounting Agreement between Registrant and Scudder Fund Accounting Corporation (Scudder-Dreman Mid Cap Value Fund) dated August 1, 2005. (Incorporated by reference to Post-Effective Amendment No. 48 to the Registration Statement.)

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(f)

Amended and Restated Administrative Services Agreement between the Registrant and Deutsche Investment Management Americas Inc., dated May 15, 2002. (Incorporated by reference to Post-Effective Amendment No. 31 to the Registration statement.)

	(g)	First Amendment to Fund Accounting Services Agreement dated March 19, 2003. (Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement.)
(h)

Form of Mutual Fund Rule 22c-2 Information Sharing Agreement between DWS Scudder Distributors, Inc. and certain financial intermediaries. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

(i)

Form of Expense Limitation Agreement, dated October 1, 2007, between the Registrant and Deutsche Investment Management Americas Inc. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

(j)

Form of Administrative Services Agreement dated April 11, 2007 between DWS Value Series, Inc. on behalf of DWS Large Cap Value Fund. (Incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement.)

	(k)	Letters of Indemnity to the Scudder Funds and Independent Directors/Trustees dated September 10, 2004. (Incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.)
14.	(a)	Consent of Ernst & Young LLP to be filed by Amendment.
	(b)	Consent of PricewaterhouseCoopers LLP, to be filed by amendment.
15.		Not applicable.
16.		Powers of Attorney are filed herein.
17.		Form of Proxy is filed herein and appears following Part A of this Registration Statement.
Item 17.		Undertakings.

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City of New York, and State of New York, on the 7th day of April, 2008.

DWS VALUE SERIES, INC. By:/s/ Michael G. Clark Michael G. Clark President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 7, 2008.

Signature	Title	Date
/s/ Michael G. Clark Michael G. Clark	President
/s/ Paul Schubert Paul Schubert	Chief Financial Officer and Treasurer
John W. Ballantine * John W. Ballantine	Director
Henry P. Becton, Jr.* Henry P. Becton, Jr.	Director
Dawn-Marie Driscoll* Dawn-Marie Driscoll	Director
Keith R. Fox* Keith R. Fox	Director
Paul K. Freeman * Paul K. Freeman	Director
Kenneth C. Froewiss* Kenneth C. Froewiss Richard J. Herring* Richard J. Herring Rebecca W. Rimel* Rebecca W. Rimel	Director Director Director
William McClayton * William McClayton William N. Searcy, Jr.* William N. Searcy Jane Gleason Stromberg* Jane Gleason Stromberg	Director Director Director
Axel Schwarzer* Axel Schwarzer Robert H. Wadsworth* Robert H. Wadsworth	Director Director
*By /s/John Millette John Millette**

**Attorney-in-fact pursuant to the powers of attorney filed herein.

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INDEX OF EXHIBITS

EXHIBIT NUMBER	EXHIBIT TITLE
16	Powers of Attorney

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